As filed with the Securities and Exchange Commission on September 4, 2009
Registration No. 333-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐
(Check appropriate box or boxes)

Prospect Capital Corporation
(Exact Name of Registrant as Specified in Charter)

10 East 40th Street, 44th Floor
New York, NY 10016
(Address of Principal Executive Offices)

Telephone Number: (212) 448-0702
(Area Code and Telephone Number)

John F. Barry III
Brian H. Oswald
c/o Prospect Capital Management, LLC
10 East 40th Street, 44th Floor
New York, NY 10016
(212) 448-0702
(Name and Address of Agent for Service)

Copies to:

Richard T. Prins, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036 Telephone: (212) 735-5000 Facsimile: (212) 777-2790	Steven B. Boehm, Esq. Harry S. Pangas, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Ave., NW Washington, DC 20004 Telephone: (202) 383-0100 Facsimile: (202) 637-3593

Approximate Date of Proposed Public Offering:  As soon as practicable after this registration statement becomes effective and upon completion of the merger described in the enclosed document.

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum	Amount of
Title of Each Class of	Amount to be	Offering	Aggregate	Registration
Securities to be Registered	Registered(1)	Price per Unit	Offering Price(2)	Fee
Common Stock, $0.001 par value	8,616,433 shares	$9.68	$83,407,071	$4,654.12

(1)	The number of shares to be registered represents the maximum number of shares of the registrant’s common stock estimated to be issuable in connection with the merger agreement described in the enclosed document.

(2)	Estimated solely for the purpose of calculating the registration fee and calculated pursuant to Rules 457(c) and 457(f)(1) under the Securities Act, the proposed maximum aggregate offering price is equal to: (i) $9.68, the average of the high and low prices per share of the registrant’s common stock on September 1, 2009, as reported on the NASDAQ Global Select Market, multiplied by (ii) 8,616,433, the maximum number of shares of the registrant’s common stock expected to be issued in connection with the terms of the merger agreement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This document shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

MERGER PROPOSED — YOUR VOTE IS VERY IMPORTANT

Dear Shareholder,

On August 3, 2009, Prospect Capital Corporation (“Prospect”) and Patriot Capital Funding, Inc. (“Patriot”) announced a strategic business combination in which Patriot will merge with and into Prospect. If the merger is completed, holders of Patriot common stock will have a right to receive 0.3992 shares of Prospect common stock for each share of Patriot common stock held immediately prior to the merger. As more fully described in this document, the merger agreement requires that Patriot declare a “final” dividend prior to the closing of the merger in an amount equal to its undistributed investment company taxable income (if any), and the exchange ratio will be adjusted for any such dividend that Patriot may declare prior to closing. In connection with the merger, Prospect expects to issue approximately 8.6 million shares of common stock.

The market value of the merger consideration will fluctuate with the market price of Prospect common stock. The following table shows the closing sale prices of Prospect common stock and Patriot common stock as reported on the NASDAQ Global Select Market on July 31, 2009, the last trading day before public announcement of the merger, and on          , 2009, the last practicable trading day before the distribution of this document. This table also shows the implied value of the merger consideration proposed for each share of Patriot common stock, which was calculated by multiplying the closing price of Prospect common stock on those dates by 0.3992, the exchange ratio (which will be adjusted for any dividends declared by Patriot prior to the closing).

Implied Value of One
	Prospect	Patriot	Share of Patriot
	Common Stock	Common Stock	Common Stock

At July 31, 2009	$10.02	$1.95	$4.00
, 2009	$	$	$

The merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, or the “Code,” and holders of Patriot common stock are not expected to recognize any gain or loss for United States federal income tax purposes upon the exchange of shares of Patriot common stock for shares of Prospect common stock, except with respect to any cash received in lieu of fractional shares of Prospect common stock.

The market prices of both Prospect and Patriot common stock will fluctuate before the merger. You should obtain current stock price quotations for Prospect and Patriot common stock. Prospect common stock is quoted on the NASDAQ Global Select Market under the symbol “PSEC.” Patriot common stock is traded on the NASDAQ Global Select Market under the symbol “PCAP.”

At a special meeting of Patriot shareholders, Patriot shareholders will be asked to vote on the adoption of the merger agreement described in this document. Adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Patriot common stock entitled to vote.

After careful consideration, the board of directors of Patriot unanimously recommends that its shareholders vote FOR adoption of the merger agreement.

This document describes the special meeting, the merger, the documents related to the merger and other related matters. Please carefully read this entire document, including “Risk Factors” beginning on page 20 for a discussion of the risks relating to the proposed merger. You also can obtain information about Prospect and Patriot from documents that each has filed with the Securities and Exchange Commission.

Sincerely,

RICHARD P. BUCKANAVAGE
President and Chief Executive Officer
Patriot Capital Funding, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Prospect common stock to be issued under this document or determined if this document is accurate or adequate. Any representation to the contrary is a criminal offense.

The date of this document is          , 2009, and it is first being mailed or otherwise delivered to Patriot shareholders on or about          , 2009.

Notice of Special Meeting of Shareholders

To the Shareholders:

On          , 2009, Patriot Capital Funding, Inc. (“Patriot”) will hold a special meeting of shareholders (the “special meeting”) at the offices of                                                                                                                   , at      a.m. (Eastern Daylight Time) to consider and vote upon the following matters:

1. A proposal to adopt the Agreement and Plan of Merger (the “merger agreement”), dated as of August 3, 2009, by and between Patriot and Prospect Capital Corporation (“Prospect”), as such merger agreement may be amended from time to time; and

2. A proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to adopt the foregoing proposal.

You have the right to receive notice of, and to vote at, the special meeting if you were a shareholder of record at the close of business on          , 2009. Whether or not you expect to be present in person at the special meeting, please sign the enclosed proxy and return it promptly in the envelope provided. You may also vote by calling the proxy solicitor at (          )           —          . Instructions are shown on the proxy card. If you are present at the special meeting, you may change your vote at any time. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the special meeting, the special meeting may be adjourned in order to permit further solicitation of the proxies by Patriot.

The Patriot board of directors has unanimously approved the merger and the merger agreement and unanimously recommends that Patriot shareholders vote “FOR” approval of the merger agreement and the merger and “FOR” the adjournment of the Patriot special meeting if necessary or appropriate to permit further solicitation of proxies.

By order of the board of directors,

William E. Alvarez, Jr.
Secretary

Westport, CT
          , 2009

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

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QUESTIONS AND ANSWERS ABOUT THE PROPOSED MERGER

Q:	When and where is the special meeting of shareholders?

A:	The special meeting of shareholders will take place on , 2009, at a.m. (Eastern Daylight Time) at the offices of .

Q:	What is happening at the special meeting?

A:	Patriot shareholders are being asked to consider and vote on the following items at the special meeting:

• A proposal to adopt the merger agreement by and between Patriot and Prospect, as such agreement may be amended from time to time; and

• A proposal to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to adopt the foregoing proposal.

Q:	What will happen in the proposed merger?

A:	If the merger is approved, Patriot will merge with and into Prospect. As a result of the merger:

• Patriot will cease to exist; and

• Prospect will survive the merger and own and operate the combined businesses of Prospect, Patriot and their respective subsidiaries.

Q:	How does Prospect’s investment objective and strategy differ from Patriot’s?

A:	Like Patriot, Prospect is a non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” Prospect’s investment objective is similar to Patriot’s and is to provide both current income and capital appreciation through debt and equity investments. Prospect and Patriot focus on making investments in privately-held companies, although many of Prospect’s investments are in energy companies.

Prospect concentrates on making investments in companies having annual revenues of less than $500 million and enterprise values of less than $250 million, which it refers to as “middle market” companies. In most cases, these companies are privately held or have thinly traded public securities at the time Prospect invests in them. Prospect’s investments primarily range between approximately $5 million and $50 million each, although this investment size may vary as the size of its capital base changes. Patriot’s typical investments are in a range of $3 million to $20 million in companies with $10 million to $30 million in annual revenues that operate in diverse industries.

Q:	What will Patriot shareholders receive in the merger?

A:	Subject to adjustment, each Patriot shareholder will receive 0.3992 shares of Prospect common stock for each share of Patriot common stock owned. For example, if a Patriot shareholder currently owns 100 shares of Patriot common stock, then, as a result of the merger, the shareholder will receive 39 shares of Prospect common stock, plus cash in lieu of the fractional 0.92 share of Prospect common stock, in exchange for the shareholder’s 100 shares of Patriot common stock. However, as more fully described in this document, the exchange ratio will be adjusted for any dividend that Patriot may declare prior to closing. Until the merger is completed, the value of shares of Prospect common stock to be received in the merger will continue to fluctuate.

On July 31, 2009, the last full trading day before the public announcement of the proposed merger, the closing price of Prospect’s common stock on the NASDAQ Global Select Market was $10.02. Based upon this closing price, each share of Patriot common stock had a value of $4.00 per share, and the aggregate value of the stock consideration in the merger would have been approximately $86.3 million. On , 2009, the most recent practicable date prior to the printing of this document, the closing price of Prospect’s common stock was $ , and the closing price of Patriot’s shares of common stock on the

NASDAQ Global Select Market was $ . Until the merger is completed, the value of shares of Prospect common stock to be received in the merger will continue to fluctuate.

Q:	Is the exchange ratio subject to any adjustment?

A:	Yes. The exchange ratio will be adjusted for any dividend that Patriot may declare prior to closing. In this regard, as a regulated investment company, or “RIC,” under the Code, Patriot generally does not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends if it meets certain source-of-income, income distribution and asset diversification requirements. As a result, Patriot will be required, to the extent necessary, to declare a dividend prior to the consummation of the merger in an amount equal to its undistributed net ordinary income and capital gains (if any) in order to preserve this favorable tax treatment. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Patriot — Recent Developments” and Note 11. “Income Taxes” and Note 14. “Subsequent Events” to Patriot’s unaudited financial statements for a detailed discussion regarding Patriot’s undistributed net ordinary income and capital gains.

The terms of the merger agreement anticipate that any such dividends may be paid out in accordance with a recent revenue procedure issued by the Internal Revenue Service, or the “IRS,” pursuant to which up to 90% of the total dividend may be paid in shares of common stock with the remainder paid in cash. See “Risk Factors — Risks Related to Prospect — “Prospect may in the future choose to pay dividends in its own stock, in which case you may be required to pay tax in excess of the cash you receive” and “Risk Factors — Risks Related to Patriot — Patriot may in the future choose to pay dividends in its own stock, in which case you may be required to pay tax in excess of the cash you receive.” Any such dividend, whether received in cash or common stock (including common stock of Prospect) will be taxable to shareholders as ordinary income (or capital gains, if such dividends are properly designated as capital gain dividends).

If any such dividends are declared by Patriot prior to closing, the exchange ratio will be adjusted as follows:

• with respect to the cash portion of any such dividends, the numerator used to determine the exchange ratio will be reduced in an amount equal to the cash dividend per share paid or payable with respect to each share of Patriot’s common stock and, as a result, the aggregate number of shares of Prospect common stock to be received by Patriot shareholders in the merger will decrease accordingly; and

• with respect to the stock portion of any such dividends, the exchange ratio, after adjustment for any cash dividends as discussed above, will be proportionally adjusted to reflect any such dividends paid or payable in stock and, as a result, the number of shares of Prospect common stock to be issued for each outstanding share of Patriot common stock will be reduced, but the aggregate number of shares of Prospect common stock to be received by Patriot shareholders in the merger will remain unchanged.

For example, if (i) a Patriot shareholder currently owns 100 shares of Patriot common stock, (ii) Patriot declares a $0.30 dividend per share prior to the closing of the merger (of which $0.03 will be paid in cash and $0.27 will be paid in stock), and (iii) the market price of Patriot’s common stock for purposes of the IRS revenue procedure described above is $4.00 per share, then, as a result of the merger, the shareholder will receive 39 shares of common stock of Prospect and cash in lieu of 0.89 share of Prospect common stock in exchange for the shareholder’s original 100 shares of Patriot common stock.

Q:	What other consideration is Prospect paying in connection with the merger?

A:	Pursuant to the terms of the merger agreement, Prospect is also required to (i) repay all principal and interest due under Patriot’s second amended and restated securitization revolving credit facility, or the “Amended Securitization Facility,” which amounted to $115.7 million as of August 3, 2009, and (ii) up to $1.35 million in other costs, fees and expenses payable to the lenders under the terms of the Amended Securitization Facility.

Q:	Are shareholders able to exercise dissenters’ rights?

A:	No. Shareholders will not be entitled to exercise dissenters’ rights with respect to any matter to be voted upon at the special meeting. Any shareholder may abstain from or vote against any of such matters.

Q:	When do you expect to complete the proposed merger?

A:	We are working to complete the proposed merger in the fourth quarter of 2009. We currently expect to complete the proposed merger promptly following approval of the merger agreement at the special meeting.

Q:	What are the U.S. federal income tax consequences of the proposed merger?

A:	The proposed merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Both Prospect and Patriot will receive an opinion from Sutherland Asbill & Brennan LLP, dated as of the closing date, regarding the characterization of such merger as a “reorganization” within the meaning of Section 368(a) of the Code. If the merger so qualifies, in general, Patriot shareholders will recognize no gain or loss for U.S. federal income tax purposes to the extent such shareholders receive shares of Prospect common stock in exchange for your shares of Patriot common stock. Additionally, neither Prospect nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the merger. You are strongly urged to consult with your tax advisor to determine the particular U.S. federal, state, local and foreign income or other tax consequences of the proposed merger to you. See “U.S. Federal Income Tax Consequences of the Merger.”

Q:	Who must approve the merger agreement?

A:	In addition to the approval by Patriot’s board of directors (including its independent directors) and the board of directors of Prospect, both of which have already been obtained, the merger must be approved by Patriot’s shareholders.

Q:	What shareholder vote is required to approve the merger agreement and the merger?

A:	The affirmative vote of the holders of a majority of the shares of Patriot’s common stock outstanding and entitled to vote is required to approve the merger agreement and the proposed merger. Shareholders who abstain, fail to return their proxies or do not otherwise vote by calling the proxy solicitor at ( ) — , will have the same effect as if they were voted “against” the merger agreement and the proposed merger.

Q:	Does Patriot’s board of directors recommend approval of the merger proposal?

A:	Yes. Patriot’s board of directors, including its independent directors, unanimously approved and adopted the merger agreement and the transactions contemplated by the merger agreement and recommends that Patriot shareholders vote “FOR” approval of these matters.

Q:	What do I need to do now?

A:	We urge you to read carefully this document, including its annexes. You also may want to review the documents referenced under “Where You Can Find More Information” and consult with your accounting, legal and tax advisors.

Q:	How do I vote my shares?

A:	You may indicate how you want to vote on your proxy card and then sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the special meeting. You may also vote by calling the proxy solicitor at ( ) — . If you are a record shareholder, you may also attend the special meeting in person instead of submitting a proxy.

Unless your shares are held in a brokerage account, if you sign, date and send your proxy and do not indicate how you want to vote, your proxy will be voted “for” the approval of the merger agreement and the merger and “for” all other proposals to be voted on at the special meeting. If your shares are held in brokerage account, please see the answer to the next question.

If you fail either to return your proxy card or vote by calling the proxy solicitor at ( ) — , or if you “abstain” with respect to the merger, the effect will be a vote “against” the merger.

With respect to any other matter to be voted on at the special meeting, a vote to “abstain” will have the same effect as a vote “against” such other matters.

Q:	If my shares are held in a brokerage account, or in “street name,” will my broker vote my shares for me?

A:	With respect to the merger proposal, if you do not provide your broker with instructions on how to vote your street name shares, your broker will not be permitted to vote them. With respect to any other matter to be approved at the special meeting, if the broker has indicated on the proxy that it does not have discretionary authority to vote such street name shares, your broker will not be permitted to vote them. Either of these situations results in a “broker non-vote.”

A broker non-vote with respect to the merger will have the effect of a vote “against” the merger. With respect to any other matter to be voted on at the special meeting, a broker non-vote will not have any effect on the outcome of such matters.

You should, therefore, provide your broker with instructions on how to vote your shares or arrange to attend the special meeting and vote your shares in person to avoid a broker non-vote. Shareholders are urged to utilize telephonic or Internet voting if their broker has provided them with the opportunity to do so. See your voting instruction form for instructions. If your broker holds your shares and you attend the special meeting in person, please bring a letter from your broker identifying you as the beneficial owner of the shares and authorizing you to vote your shares at the special meeting.

Q:	What do I do if I want to change my vote?

A:	You may change your vote at any time before the vote takes place at the special meeting. To do so, you may either complete and submit a new proxy card or send a written notice stating that you would like to revoke your proxy. You may also change your vote if you voted by calling the proxy solicitor at ( ) — simply by re-voting. The last recorded vote will be what is counted at the special meeting. In addition, you may elect to attend the special meeting and vote in person, as described above.

Q:	If my shares are represented by stock certificates, should I send in my stock certificates now?

A:	No. If the merger is completed and your shares of common stock are represented by stock certificates, we will send you written instructions for exchanging your stock certificates for the appropriate number of Prospect common stock certificates.

Q:	Who can I contact with any additional questions?

A:	You may call the proxy solicitor, , at ( ) — , with respect to any additional questions you may have.

Q:	Where can I find more information about the companies?

A:	You can find more information about Patriot and Prospect in the documents described under “Where You Can Find More Information” on page .

SUMMARY

This summary highlights material information from this document. It may not contain all of the information that is important to you. We urge you to carefully read the entire document and the other documents to which we refer in order to fully understand the proposed merger. See “Where You Can Find More Information.” Unless otherwise noted, the term “Patriot” refers to Patriot Capital Funding, Inc. and “Prospect” refers to Prospect Capital Corporation.

Information about the Companies

Patriot Capital Funding, Inc.
274 Riverside Avenue
Westport, CT 06880
(203) 429-2700

Patriot is specialty finance company that provides customized financing solutions to small- to mid-sized companies. Patriot’s ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows it to offer a comprehensive suite of financing solutions, including “one-stop” financings. Patriot’s “one-stop” financing typically includes a revolving line of credit, one or more senior secured term loans and a subordinated debt investment. Patriot also makes equity co-investments of generally up to $3.0 million and investments in broadly syndicated loans. Patriot primarily finances privately-held companies in transactions initiated by private equity sponsors.

Patriot’s investment objective is to generate both current cash income and capital appreciation. To accomplish this objective, Patriot seeks to provide its shareholders with current income primarily from the interest on its debt investments and related origination fees, and to enable its shareholders to participate in the capital appreciation and potential long-term growth of its portfolio companies through warrants and other equity interests it acquires.

Patriot is an internally managed, closed-end investment company that has filed an election to be treated as a business development company under the 1940 Act. As a result, Patriot does not have an investment adviser and is internally managed by its management team under the supervision of its board of directors. Therefore, Patriot does not pay investment advisory fees, but instead Patriot pays the operating costs associated with employing a management team and investment professionals. Patriot has also elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code.

Prospect Capital Corporation
10 East 40th Street, 44th Floor
New York, NY 10016
(212) 448-0702

Prospect is a financial services company that primarily lends to and invests in middle market privately-held companies. Prospect invests primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, project financing and recapitalization. Prospect works with the management teams of such companies or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

Typically, Prospect concentrates on making investments in companies with annual revenues of less than $500 million and enterprise values of less than $250 million. Prospect’s typical investment involves a secured loan of less than $50 million with some form of equity participation. From time to time, Prospect acquires controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which Prospect invests are privately held at the time it invests in them.

Prospect seeks to maximize total returns to its investors, including both current yield and equity upside, by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor its investments. A majority of Prospect’s investments to date have been in energy-related industries.

Prospect has made no investments to date in the real estate or mortgage industries, and it does not intend currently to focus on such investments.

Prospect is an externally managed, closed-end investment company that has filed an election to be treated as a business development company under the 1940 Act. Prospect Capital Management, LLC serves as Prospect’s investment adviser and manages its investments, and Prospect Administration, LLC serves as Prospect’s administrator and provides the administrative services necessary for it to operate. Prospect has also elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code.

Terms of the Merger Agreement

Pursuant to the terms of the proposed merger, Patriot will be merged with and into Prospect. Prospect will be the surviving entity in the merger, and Patriot will no longer exist as a separate corporation. As a result of the proposed merger, all Patriot’s assets and liabilities immediately before the merger will become assets and liabilities of Prospect immediately after the merger, and our wholly-owned special purpose subsidiary, Patriot Capital Funding, LLC, will become a direct subsidiary of Prospect.

After the merger and based on the number of shares of Prospect common stock issued and outstanding on the date hereof, all persons who owned shares of Patriot’s common stock before the merger will own approximately 15.2% of Prospect’s common stock outstanding immediately after the merger. As a result of the merger, Prospect will continue the operations conducted by it and Patriot before the merger.

The merger agreement is attached as Annex A to this document and is incorporated by reference into this document. Patriot encourages its shareholders to read the merger agreement carefully and in its entirety, as it is the principal legal document governing the proposed merger.

Patriot Shareholders Will Receive Shares of Prospect’s Common Stock in the Proposed Merger

If the proposed merger is consummated, each share of Patriot’s common stock will be converted into the right to receive 0.3992 of a share of Prospect common stock. Subject to adjustment, each Patriot shareholder will receive 0.3992 shares of Prospect common stock for each share of Patriot common stock owned. However, as more fully described in this document, the merger agreement requires that Patriot declare, to the extent necessary, a “final” dividend prior to the closing of the merger in an amount equal to its undistributed investment company taxable income and net capital gain (if any), and the exchange ratio will be adjusted for any such dividends that Patriot may declare prior to closing. To the extent that Patriot shareholders have shares represented by stock certificates, they should not send in any stock certificates until they receive written instructions to do so after the consummation of the merger.

The closing prices and most recent net asset values per share of Patriot’s common stock and Prospect common stock, as well as the implied value of Patriot’s common stock based on the exchange ratio of 0.3992 (which will be adjusted for any dividends declared by Patriot prior to the closing), were, on the date before the merger was announced and the most recent date prior to mailing of this document, as follows:

			Implied Value of One
	Prospect	Patriot	Share of Patriot
	Common Stock	Common Stock	Common Stock

Closing Price at July 31, 2009	$10.02	$1.95	$4.00
Net Asset Value per Share at June 30, 2009	$	$7.66	$—
Closing Price at , 2009	$	$	$

The value of Prospect’s common stock to be received in the proposed merger will continue to fluctuate and, as a result, Patriot shareholders will not know the value of Prospect’s common stock they will receive in the proposed merger at the time they vote.

Reasons for the Proposed Merger

In evaluating the merger proposal from Prospect, the Patriot board of directors considered numerous factors, including the ones described below, and, as a result, determined that the proposed merger was in Patriot’s best interests and the best interests of Patriot’s shareholders:

•	Lack of Liquidity; Potential Impact on Tax Status. Since Patriot can no longer borrow amounts under the Amended Securitization Facility, and because all principal, interest and fees collected from the debt investments secured by the facility must be used to repay amounts outstanding under the facility, Patriot has limited liquidity and no potential sources of free cash flow. Thus, there is no assurance that Patriot will have sufficient cash and liquid assets to fund its operations and dividend distributions to its shareholders, which failure could, among other things, result in adverse tax consequences, including possible loss of its status as a RIC under the Code. In addition, without a strategic transaction, Patriot would likely be required to seek bankruptcy protection in the relatively near future.

•	Potential Actions by Patriot’s Lenders. Substantially all of Patriot’s debt investments are secured under the Amended Securitization Facility. As a result of the occurrence of a termination event under the Amended Securitization Facility, the lenders may, upon notice to Patriot, accelerate amounts outstanding under the facility and exercise other rights and remedies provided by the facility, including the right to sell the collateral under the facility. In such event, the Patriot board of directors is concerned that such forced sales of assets, particularly in the current economic environment, may be done at fire sale prices, thereby diminishing the amount of cash available to distribute to shareholders.

•	Thorough Review of Strategic Alternatives. Patriot engaged in a thorough review of the strategic alternatives available to Patriot, including, among other things, negotiations with its lenders under the Amended Securitization Facility, conversion to a bank holding company, the formation of a Small Business Investment Company subsidiary, a stock or cash merger, a significant equity investment, a refinancing of Patriot’s debt, a purchase and sale of Patriot’s assets, and a bankruptcy filing. In furtherance of the evaluation and proposal solicitation process, Patriot publicly announced that it was actively evaluating strategic alternatives (thereby putting potential strategic partners on notice that Patriot was open to discussing such alternatives with interested parties), and, at Patriot’s request, Patriot’s financial advisor, FBR Capital Markets & Co., or “FBR”, contacted 133 potential strategic partners, including business development companies, commercial finance companies, banks, private equity funds, hedge funds and other potential strategic partners, to assess whether they might be interested in pursuing a strategic transaction with Patriot. Of the 133 potential strategic partners contacted, 51 executed non-disclosure agreements with Patriot and received confidential information concerning Patriot’s business, management, assets, liabilities, financial condition and results of operations. Of those 51 potential strategic partners, 22 submitted preliminary indications of interest, and 12 were invited to perform in-depth due diligence and submit final bids, eight of which submitted final bids. Based on this lengthy and thorough process, Patriot’s board of directors believes it has explored all alternatives reasonably available to Patriot.

•	Best Alternative Reasonably Available to Patriot. Because Patriot publicly announced that it was actively evaluating strategic alternatives, and contacted such a large number of potential strategic partners to determine their level of interest in a strategic transaction involving Patriot, the Patriot board of directors strongly believes that, of all possible alternatives, and based on the proposed transactions submitted by potential strategic partners, the transaction with Prospect represents the best alternative that is reasonably available to Patriot. In making this determination, the Patriot board of directors considered:

•	the existing termination event under the Amended Securitization Facility;

•	the current financial condition of Patriot, particularly the liquidity needed to fund its operations and, potentially, to make required distributions to shareholders;

•	the distinct possibility that Patriot will run out of available cash in the near future;

•	the current trading price of Patriot’s common stock;

•	the lack of progress in negotiations with lenders under the Amended Securitization Facility;

•	the other alternatives reasonably available to Patriot;

•	the terms of the other proposals submitted, including the proposed economic terms, the conditions to closing, the expected timing of such transactions, and the likelihood of consummation;

•	the financial terms of the Prospect proposal, including the proposed exchange ratio and Prospect’s ability and agreement to repay the full amount of principal and interest outstanding under the Amended Securitization Facility;

•	the fact that although the implied value of the merger consideration of $4.00 proposed for each share of Patriot common stock represented a discount to Patriot’s net asset value for the quarter ended March 31, 2009 and the anticipated net asset value for the quarter ended June 30, 2009, which was based on information available to the board at the time (which value was later confirmed), such discount was generally comparable to the discount to net asset value at which many other business development companies traded;

•	the business and legal due diligence review conducted on Prospect by Patriot and its legal and financial advisors;

•	the financial strength of Prospect;

•	the lack of a financing contingency to closing in the Prospect proposal; and

•	the fact that no shareholder approval of Prospect’s shareholders would be required.

•	Strategic and Business Considerations. Because the Patriot shareholders will be shareholders in Prospect following the merger, Patriot shareholders stand to participate in the future growth and prospects of the combined businesses of Patriot and Prospect, without the limitations currently restricting the operations of Patriot. Prospect is an established company with a strong capital position and performance history. The larger equity market capitalization of the combined companies should help create earnings stability and assist Prospect in its efforts to raise capital in the public equity and debt markets.

•	Terms of the Merger Agreement. The exchange ratio of 0.3992 of a share of Prospect common stock to be received in exchange for each share of Patriot common stock, which is subject to certain adjustments, represents a 105% premium to the closing price of Patriot common stock on July 31, 2009, based on the closing price of Prospect common stock on that date (which was the last trading day before public announcement of the merger).

•	Opinion of Patriot’s Financial Advisor. The financial analysis reviewed and discussed with the board of directors of Patriot by representatives of FBR, as well as the oral opinion of FBR rendered to the board of directors of Patriot on August 3, 2009 (which was subsequently confirmed in writing by delivery of FBR’s written opinion dated the same date) with respect to the fairness, from a financial point of view, to the holders of Patriot common stock of the exchange ratio set forth in the merger agreement. See “The Merger Proposal — Opinion of Patriot’s Financial Advisor”

•	Tax Free Treatment of Proposed Merger. The proposed merger is expected to be treated as a tax-free reorganization under Section 368(a) of the Code. If the transaction so qualifies, Patriot’s shareholders generally will not recognize gain or loss to the extent that they receive shares of Prospect common stock in exchange for their shares of Patriot common stock. See “U.S. Federal Income Tax Consequences of the Merger.”

•	Repayment of Amended Securitization Facility. As part of the merger agreement, Prospect will repay (i) all principal and interest due under the Amended Securitization Facility, which amounted to $115.7 million as of August 3, 2009, and (ii) up to $1.35 million in other costs, fees and expenses payable to the lenders under the terms of the Amended Securitization Facility.

Risks Related to the Proposed Merger

Below are certain of the material risks related to the proposed merger considered by Patriot’s board of directors:

•	Market Price. The implied market value of the per share merger consideration could decrease prior to the closing of the proposed merger if the market price of Prospect’s common stock decreases.

•	Net Asset Value. The net asset value per share of Patriot’s common stock, as of June 30, 2009, was $7.66, an amount higher than the implied market value of the merger consideration.

•	Restrictions on Ability to Solicit Alternative Offers. The restrictive non-solicitation provisions contained in the merger agreement prohibit Patriot from soliciting alternative offers from third parties, and permit Patriot to consider bona fide alternative proposals from third parties only in certain limited circumstances.

•	Lack of Dissenters’ Rights. There are no dissenters’ rights applicable to the proposed merger.

Completion of the Proposed Merger

It is expected that the proposed merger will be completed shortly after Patriot’s shareholders approve the merger agreement at the special meeting, assuming all regulatory approvals and other required matters are completed at such time. If approved by Patriot’s shareholders, Prospect and Patriot will work to complete the proposed merger during the fourth quarter of 2009. The merger agreement currently permits either party to terminate the merger agreement if the merger is not completed on or before December 15, 2009.

Recommendation of the Board of Directors of Patriot

Patriot’s board of directors, including its independent directors, believes that the proposed merger is advisable and in the best interest of Patriot’s shareholders and unanimously recommends that shareholders vote “FOR” approval of the merger agreement.

Opinion of Patriot’s Financial Advisor

On August 3, 2009, FBR rendered its oral opinion to the board of directors of Patriot (which was subsequently confirmed in writing by delivery of FBR’s written opinion dated the same date) to the effect that, as of August 3, 2009, the exchange ratio set forth in the merger agreement was fair, from a financial point of view, to the holders of Patriot common stock.

FBR’s opinion was directed to the board of directors of Patriot, and only addressed the fairness, from a financial point of view, to the holders of Patriot common stock of the exchange ratio set forth in the merger agreement, and did not address any other aspect or implication of the merger. The summary of FBR’s opinion in this document is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex B to this document and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by FBR in preparing its opinion. However, neither FBR’s written opinion nor the summary of its opinion and the related analyses set forth in this document are intended to be, and they do not constitute, advice or a recommendation to any holder of Patriot common stock as to how such holder should vote or act with respect to any matter relating to the merger.

Interests of Patriot’s Management in the Proposed Merger

Certain of Patriot’s executive officers have interests in the proposed merger that are different in certain respects and may conflict with the interests of Patriot’s shareholders. The Patriot board of directors was aware of these interests, and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending to the shareholders that the merger agreement be adopted. These interests of the executive officers include:

•	Cancellation of all outstanding stock options in exchange for a cash payment of $0.01 for each share of Patriot common stock for which such option is exercisable.

•	Vesting of all unvested shares of Patriot restricted stock and, immediately prior to the effective time of the merger, cancellation of a portion of such restricted shares held by each executive officer in exchange for a cash payment from Prospect at the same value as the merger consideration in an amount sufficient to cover the federal, state and local taxes required to be withheld from the executive officer upon the vesting of the shares, with the remaining shares participating in the merger on the same basis as other shares of Patriot common stock.

•	Employment or severance agreements providing for severance payments and benefits upon a qualifying termination of employment following a change in control. The proposed merger would constitute a “change in control” for this purpose.

•	As of July 31, 2009, Patriot’s directors and executive officers beneficially owned in the aggregate 3,380,320 shares of Patriot’s common stock (including shares of restricted stock that will vest in connection with the consummation of the merger), representing 15.7% of Patriot’s total outstanding shares. Each of Patriot’s directors and executive officers has indicated that he intends to vote his shares in favor of the merger agreement and the proposed merger.

U.S. Federal Income Tax Consequences of the Merger

The merger is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the merger so qualifies, in general, Patriot shareholders will recognize no gain or loss for U.S. federal income tax purposes to the extent such shareholders receive shares of Prospect common stock in exchange for shares of Patriot’s common stock. Additionally, neither Patriot nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes in connection with the merger. It is a condition to the closing of the merger that Prospect and Patriot receive an opinion from Sutherland, Asbill and Brennan LLP, dated as of the closing date of the merger, regarding the characterization of the merger as a reorganization within the meaning of Section 368(a) of the Code. Tax matters are complicated, and the tax consequences of the proposed merger to you will depend on the facts of your own situation. We urge you to contact your own tax advisor to understand fully how the proposed merger will affect you, including how any state, local or foreign tax laws may apply to you.

Dividends and Distributions

In order to maintain Patriot’s qualification as a RIC for U.S. Federal income tax purposes, Patriot generally must distribute to its shareholders annually at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a result, Patriot will be required to declare, to the extent necessary, a dividend prior to the consummation of the merger in an amount equal to its undistributed investment company taxable income and net capital gain (if any) in order to preserve this favorable tax treatment and to eliminate its liability for U.S. federal income tax. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Patriot — Recent Developments” and Note 11. “Income Taxes” and Note 14. “Subsequent Events” to Patriot’s unaudited financial statements for a detailed discussion regarding Patriot’s undistributed net ordinary income and capital gains.

The terms of the merger agreement anticipate that any such dividends may be paid out in accordance with a recent revenue procedure issued by the Internal Revenue Service, or the “IRS,” pursuant to which up to

90% of the total dividend may be paid in shares of common stock and the remainder will be paid in cash. Any such dividend, whether received in cash or common stock (including common stock of Prospect) will be taxable to shareholders as a ordinary income (or capital gains, if such dividends are properly designated as capital gain dividends). See “Risk Factors — Risks Related to Prospect — “Prospect may in the future choose to pay dividends in its own stock, in which case you may be required to pay tax in excess of the cash you receive” and “Risk Factors — Risks Related to Patriot — Patriot may in the future choose to pay dividends in its own stock, in which case you may be required to pay tax in excess of the cash you receive.”

Dissenters’ Rights

Patriot’s shareholders will not be entitled to exercise dissenters’ rights in connection with the proposed merger under Delaware law.

Vote Required to Approve the Merger Agreement

The affirmative vote of the holders of a majority of Patriot’s outstanding shares entitled to vote is required to approve the merger agreement and the proposed merger. Shareholders who abstain, fail to return their proxies or do not otherwise vote either in person or by calling the proxy solicitor at (          )     -       , will have the same effect as if they were voted “against” the merger agreement and the proposed merger.

Voting Power of Patriot’s Management

On the record date, 21,584,251 shares of Patriot’s common stock were outstanding, which includes shares of restricted stock that will vest upon the merger, of which 3,380,320 shares, or 15.7% of the total outstanding shares, were owned by Patriot’s executive officers and directors. So long as the merger agreement is in effect, each of Patriot’s executive officers and directors has indicated his intention to vote his shares in favor of the merger agreement and the proposed merger.

Conditions to the Merger

The proposed merger will be completed only if specific conditions, including, among other things, the following, are met or waived by Patriot’s board of directors or the board of directors of Prospect, as applicable:

•	no legal prohibition on completion of the merger is in effect;

•	the registration statement, of which this document is a part, filed by Prospect with the SEC in connection with its offer and sale of shares to Patriot’s shareholders in connection with the merger is declared effective by the SEC; and

•	no pending suit, action or proceeding by any governmental entity seeking to enjoin or otherwise interfere with the merger that has a reasonable likelihood of success.

See “Description of the Merger Agreement — Conditions to the Merger” for a discussion of conditions that Prospect and Patriot must individually meet, or be waived by the other party, in order for the proposed merger to be consummated.

Termination of the Merger Agreement

Patriot and Prospect may jointly agree to terminate the merger agreement at any time. Either Patriot or Prospect may also terminate the merger agreement if, among other things, any of the following occurs:

•	any regulatory authority of competent jurisdiction issues a judgment, injunction, order, decree, or action permanently restraining, enjoining or otherwise prohibiting the merger, and the judgment, injunction, order, decree or other action becomes final and nonappealable;

•	the merger is not completed prior to December 15, 2009, except that neither Patriot nor Prospect may terminate the merger agreement if its willful and material breach is the reason that the merger has not been completed;

•	the required approval of the merger agreement by Patriot shareholders is not obtained at the special meeting; or

•	upon a violation or breach by the other party of any agreement, covenant, representation or warranty or if any representation or warranty of either party shall have become untrue, in either case so that the conditions to the completion of the merger would be incapable of being satisfied by the closing date and such violation or breach has not been waived by the terminating party.

In addition, the merger agreement may be terminated in the following circumstances:

•	by Prospect, prior to receipt of Patriot shareholder approval, within 10 days after the Patriot board of directors effects a change of recommendation; or, in the case an alternative proposal structured as a tender or exchange offer for Patriot common stock commenced by a person unaffiliated with the buyer is received; if the Patriot board of directors fails to issue within 10 days after the public announcement of the alternative proposal a public statement reaffirming the board recommendation and recommending that Patriot’s shareholders reject the alternative proposal; or if Patriot breaches any of the no solicitation provisions of the merger agreement; and

•	by Patriot, if Patriot receives a superior proposal, the board authorizes Patriot to enter into an agreement to consummate the transaction contemplated by such superior proposal, and concurrently with such termination, Patriot pays the termination fee and enters into a definitive agreement to consummate the transaction contemplated by the superior proposal; or if the board effects a recommendation change in compliance with the no solicitation provisions of the merger agreement.

Patriot will pay Prospect a termination fee in the amount of $3.2 million or reimburse certain expenses and make certain other payments in certain circumstances.

Comparison of Shareholder Rights

The rights of Patriot’s shareholders are currently governed by Delaware law, and Patriot’s restated certificate of incorporation and restated bylaws. When the proposed merger is completed, Patriot’s shareholders will become shareholders of Prospect, a Maryland corporation, and their rights will be governed by Maryland law, and Prospect’s articles of incorporation and bylaws. The rights of Patriot’s shareholders and the rights of Prospect shareholders differ in many respects.

COMPARATIVE FEES AND EXPENSE RATIOS

The purpose of the tables in this section is to assist you in understanding the various costs and expenses that a shareholder will bear directly or indirectly by investing in Patriot and Prospect’s common stock and Prospect’s costs and expenses that are expected to be incurred in the first year following the merger.

Patriot and Prospect’s Expenses

The tables below illustrate the change in operating expenses expected as a result of the merger. The tables set forth (i) the annualized fees, expenses and interest payments on borrowed funds of Patriot for the nine-month period ended March 31, 2009; (ii) the annualized fees, expenses, and interest payments on borrowed funds of Prospect for the nine-month period ended March 31, 2009; and (iii) the pro forma annualized fees, expenses and interest payments on borrowed funds of Prospect for the nine-month period ended March 31, 2009.

	Actual		Pro Forma
	Patriot	Prospect	Combined(1)

Shareholder transaction expenses
Sales load (as a percentage of offering price)	None(1)	None(1)	None(1)
Dividend reinvestment plan expenses	None(2)	None(2)	None(2)

	Actual		Pro Forma
	Patriot	Prospect	Combined(1)

Annual expenses (as a percentage of net assets attributable to common stock):
Management fee(3)	—	2.72%	2.42%
Incentive fee(4)	—	3.54%	3.15%
Interest expense on borrowed funds	4.51%	1.45%	1.12%
Other expenses	4.34%	1.84%	1.99%
Total annual expenses	8.85%	9.55%	8.68%

(1)	Purchases of shares of common stock of Patriot or Prospect on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include any sales load (underwriting discount or commission) that shareholders may have paid in connection with their purchase of shares of Patriot or Prospect’s common stock.

(2)	The expenses of the dividend reinvestment plan are included in “other expenses.”

(3)	Prospect’s base management fee is 2% of its gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities).

(4)	Based on an annualized level of incentive fee paid by Prospect during the nine months ended March 31, 2009, all of which consisted of an income incentive fee.

Example

The following example is intended to help you compare the costs of investing in Prospect pro forma after the merger with the costs of investing in Patriot and Prospect before the merger. An investor would pay the following expenses on a $1,000 investment in common shares, assuming (i) the operating expense ratio for Patriot and Prospect (as a percentage of net assets attributable to common shares) set forth in the table above for years 1 through 10, (ii) borrowings under Patriot’s Amended Securitization Facility of $137.4 million and Prospect’s revolving credit facility of $137.6 million prior to the merger, (iii) borrowings under Prospect’s revolving credit facility of $112.0 million after the merger, and (iv) a 5% annual return throughout the period.

	1 Year	3 Years	5 Years	10 Years

Patriot	$88	$255	$410	$746
Prospect	$60	$178	$294	$574
Pro Forma Combined — Prospect(1)	$55	$165	$273	$540

(1)	The pro forma combined row shown assumes the merger is completed.

The example set forth above assumes the reinvestment of all dividends and other distributions at net asset and that the percentage of Prospect’s assets represented by leverage of Prospect will remain the same pre-and post-merger. The example set forth above should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

SELECTED FINANCIAL DATA OF PATRIOT

You should read this selected consolidated financial data in conjunction with the section entitled, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Patriot” and the consolidated financial statements and notes thereto of Patriot included elsewhere in this document. The selected consolidated financial data at and for the fiscal years ended December 31, 2008, 2007, 2006, 2005 and 2004 have been derived from Patriot’s audited financial statements. The selected consolidated financial data at and for the six months ended June 30, 2009 and 2008 have been derived from unaudited financial data, but in the opinion of Patriot’s management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results at and for the six months ended June 30, 2009 are not necessarily indicative of the results that may be expected for the year ending June 30, 2009. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation.

	For the Six Months Ended
	June 30,		Year Ended December 31,
	2009	2008	2008	2007	2006	2005	2004

Income Statement Data:
Investment Income:
Interest income	$16,128,632	$21,123,051	$40,140,087	$37,147,275	$25,387,709	$13,035,673	$4,616,665
Fees	454,698	355,784	1,409,613	1,280,361	270,176	366,830	241,870
Other investment income	8,804	420,269	749,704	534,901	848,449	46,839	—

Total Investment Income	16,592,134	21,899,104	42,299,404	38,962,537	26,506,334	13,449,342	4,858,535

Expenses:
Compensation expense	1,759,961	2,605,499	3,973,030	5,410,075	3,877,525	2,481,761	1,326,576
Consulting fees(1)	—	—	—	—	—	554,796	1,000,000
Interest expense(2)	4,363,807	3,984,753	8,158,473	7,421,596	4,332,582	3,517,989	1,504,998
Professional fees	1,346,626	670,731	1,635,519	887,021	1,045,613	730,550	192,938
Prepayment penalty(3)	—	—	—	—	—	3,395,335	—
General and administrative expense	1,501,394	1,433,523	2,807,113	2,498,724	2,229,970	1,041,030	227,208

Total Expenses	8,971,788	8,694,506	16,574,135	16,217,416	11,485,690	11,721,461	4,251,720

Net investment income	7,620,346	13,204,598	25,725,269	22,745,121	15,020,644	1,727,881	606,815
Net realized gain (loss) on investments	(12,013,473)	(433,767)	(882,588)	91,601	(3,262,966)	—	—
Net unrealized appreciation (depreciation) on investments	(16,870,174)	(13,219,509)	(39,992,921)	(3,637,706)	3,817,931	(2,965,175)	(876,021)
Net unrealized gain (loss) on interest rate swaps	861,737	216,783	(2,335,019)	(775,326)	12,961	—	—

Net income (loss)	$(20,401,564)	$(231,895)	$(17,485,259)	$18,423,690	$15,588,570	$(1,237,294)	$(269,206)

Earnings (loss) per share, basic	$(0.97)	$(0.01)	$(0.84)	$0.99	$1.10	$(0.17)	$(0.07)
Earnings (loss) per share, diluted	$(0.97)	$(0.01)	$(0.84)	$0.98	$1.10	$(0.17)	$(0.07)
Weighted average shares outstanding, basic	20,940,294	20,671,896	20,713,540	18,670,904	14,145,200	7,253,632	3,847,902
Weighted average shares outstanding, diluted	20,940,294	20,671,896	20,713,540	18,830,213	14,237,952	7,253,632	3,847,902

	For the Six Months Ended
	June 30,		Year Ended December 31,
	2009	2008	2008	2007	2006	2005	2004

Balance Sheet Data:
Total investments	$283,929,237	$322,410,700	$322,370,748	$384,725,753	$257,812,235	$138,302,852	$65,766,667
Total assets	302,540,169	335,098,619	354,262,646	398,378,808	271,086,364	151,007,186	72,201,700
Total debt outstanding	137,365,363	116,100,000	162,600,000	164,900,000	98,380,000	21,650,000	42,645,458
Stockholder’s equity	160,495,644	208,621,626	180,117,170	221,597,684	164,108,629	127,152,365	27,311,918
Net asset value per common share	$7.66	$10.08	$8.65	$10.73	$10.37	$10.48	$7.10
Other Data:
Weighted average yield on debt investments(4)	10.7%	12.3%	12.1%	12.4%	13.4%	13.5%	12.6%
Number of portfolio companies	33	32	35	36	26	15	9
Number of employees	11	14	13	14	11	9	6

(1)	On July 27, 2005, we terminated the consulting agreements pursuant to which we incurred these fees.

(2)	Patriot’s capital structure at December 31, 2004 reflected a higher percentage of leverage than it is permitted to incur as a business development company. Patriot used a portion of the net proceeds it received from its initial public offering to repay all of its outstanding indebtedness, including the $3.4 million prepayment penalty, at the time of its initial public offering. Patriot is generally only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing.

(3)	The prepayment penalty was incurred in connection with the repayment in full and termination of our $120.0 million financing agreement.

(4)	Computed using actual interest income earned for the fiscal year, including amortization of deferred financing fees and original issue discount, divided by the weighted average fair value of debt investments.

SELECTED FINANCIAL DATA OF PROSPECT

You should read this selected consolidated financial data in conjunction with the section entitled, “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Prospect” and the consolidated financial statements and notes thereto of Prospect included elsewhere in this document. The selected consolidated financial data at and for the fiscal years ended June 30, 2008, 2007, 2006, 2005 and 2004 have been derived from Prospect’s audited financial statements. The selected consolidated financial data at and for the nine months ended March 31, 2009 and 2008 have been derived from unaudited financial data, but in the opinion of Prospect’s management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results at and for the nine months ended March 31, 2009 are not necessarily indicative of the results that may be expected for the year ending June 30, 2009. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation.

	For the Nine Months
	Ended March 31,		For the Year Ended June 30,
	2009	2008	2008	2007	2006	2005	2004(1)
	(In thousands except data relating to shares, per share and number of
	portfolio companies)

Performance Data:
Interest income	$50,862	$42,538	$59,033	$30,084	$13,268	$4,586	$—
Dividend income	13,833	7,507	12,033	6,153	3,601	3,435	—
Other income	13,986	5,909	8,336	4,444	—	72	—

Total investment income	78,681	55,954	79,402	40,681	16,869	8,093	—

Interest and credit facility expenses	(4,828)	(4,719)	(6,318)	(1,903)	(642)	—	—
Investment advisory expense	(20,535)	(14,227)	(20,199)	(11,226)	(3,868)	(1,808)	—
Other expenses	(6,136)	(5,564)	(7,772)	(4,421)	(3,801)	(3,874)	(100)

Total expenses	(31,499)	(24,510)	(34,289)	(17,550)	(8,311)	(5,682)	(100)

Net investment income	47,182	31,444	45,113	23,131	8,558	2,411	(100)

Realized and unrealized gains (losses)	(11,329)	(27,839)	(17,522)	(6,403)	4,338	6,340	—

Net increase in net assets from operations	$35,853	$3,864	$27,591	$16,728	$12,896	$8,751	$(100)

Per Share Data(2):
Net increase in net assets from operations	$1.21	$0.16	$1.17	$1.06	$1.83	$1.24	na
Distributions declared per share	$(1.21)	$(1.18)	$(1.59)	$(1.54)	$(1.12)	$(0.38)	na
Average weighted shares outstanding for the period	29,708,458	22,349,987	23,626,642	15,724,095	7,056,846	7,055,100	100
Assets and Liabilities Data:
Investments	$555,041	$429,156	$497,530	$328,222	$133,969	$55,030	$—
Other assets	47,765	50,851	44,248	48,280	4,511	48,879	1

Total assets	602,806	480,007	541,778	376,502	138,480	103,909	1

Amount drawn on credit facility	137,567	90,667	91,167	—	28,500	—	—
Amount owed to related parties	6,555	6,493	6,641	4,838	745	77	100
Other liabilities	14,660	11,129	14,347	71,616	965	865	—

Total liabilities	158,782	108,289	112,155	76,454	30,210	942	100

Net assets	$444,024	$371,718	$429,623	$300,048	$108,270	102,967	$99

Investment Activity Data:
No. of portfolio companies at period end	31	31	29 (3)	24 (3)	15	6	—
Acquisitions	$90,376	$193,034	$311,947	$167,255	$83,625	$79,018	$—
Sales, repayments, and other disposals	$23,859	$66,063	$127,212	$38,407	$9,954	$32,083	$—
Weighted-Average Yield at period end(4)	15.1%	16.8%	15.5%	17.1%	17.0%	21.3%	na

(1)	For the period April 13, 2004 (inception) through June 30, 2004.

(2)	Per share data is based on average weighted shares for the period.

(3)	Includes a net profits interest in Charlevoix Energy Trading LLC, remaining after loan was paid.

(4)	Includes dividends from certain equity investments.

UNAUDITED SELECTED PRO FORMA CONSOLIDATED FINANCIAL DATA

The following tables set forth unaudited pro forma condensed consolidated financial data for Prospect and Patriot as a consolidated entity, giving effect to the merger as if it had occurred on the dates indicated and after giving effect to the pro forma adjustments. The unaudited pro forma condensed consolidated operating data are presented as if the merger had been completed on July 1, 2007. The unaudited pro forma condensed consolidated balance sheet data at March 31, 2009 is presented as if the merger had occurred as of that date. In the opinion of management, all adjustments necessary to reflect the effect of these transactions have been made. The merger will be accounted for under the acquisition method of accounting as provided by Statement of Financial Accounting Standard No. 141(R), “Business Combinations.”

The unaudited pro forma condensed consolidated financial data should be read together with the respective historical audited and unaudited consolidated financial statements and financial statement notes of Patriot and Prospect in this document. The unaudited pro forma condensed consolidated financial data are presented for comparative purposes only and do not necessarily indicate what the future operating results or financial position of Prospect will be following completion of the merger. The unaudited pro forma condensed consolidated financial data does not include adjustments to reflect any cost savings or other operational efficiencies that may be realized as a result of the merger of Patriot and Prospect or any future merger related restructuring or integration expenses.

	For the	For the
	Nine Months Ended	Year Ended
	March 31, 2009	June 30, 2008
	(In thousands except data relating to earnings per share)

Performance Data:
Interest and dividend income	$92,071	$112,387
Fee income	1,220	942
Other income	14,325	8,867

Total investment income	107,616	122,196

Interest expense	(5,549)	(7,858)
Base management and income incentive fees	(29,622)	(33,133)
General and administrative expenses	(9,860)	(12,663)

Total expenses	(45,031)	(53,655)

Net investment income	62,585	68,541

Realized and unrealized gains (losses)	(56,678)	(35,598)

Net income	$5,907	$32,943

Per Share Data:
Earnings per share	$0.11	$0.71
Average weighted shares outstanding for the period	52,496	46,415

	March 31, 2009

Assets and Liabilities Data:
Investment securities	$751,364
Cash	38,751
Other assets	10,394

Total assets	800,509

Borrowings	111,959
Other liabilities	26,821

Total liabilities	138,780

Net assets	$661,728

UNAUDITED PRO FORMA PER SHARE DATA

The following selected unaudited pro forma per share information for the year ended June 30, 2008 and the nine months ended March 31, 2009 reflects the merger and related transactions as if they had occurred on July 1, 2007. The unaudited pro forma combined net asset value per common share outstanding reflects the merger and related transactions as if they had occurred on March 31, 2009.

Such unaudited pro forma combined per share information is based on the historical financial statements of Prospect and Patriot and on publicly available information and certain assumptions and adjustments as discussed in the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Statements.” This unaudited pro forma combined per share information is provided for illustrative purposes only and is not necessarily indicative of what the operating results or financial position of Prospect or Patriot would have been had the merger and related transactions been completed at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position. The following should be read in connection with the section entitled “Unaudited Pro Forma Condensed Consolidated Financial Statements” and other information included in or incorporated by reference into this document.

	Comparative Per Share Data
				Per
			Pro Forma	Equivalent
	Prospect	Patriot	Combined	Patriot Share(3)

Year ended June 30, 2008:
Basic and diluted income from continuing operations per share	$1.17	$0.36	$0.71	$0.28
Distributions per share declared to date(1)	$1.58875	$1.31	$1.58875	$0.63
Net asset value per share(2)	$14.55	$10.08	N/A	N/A
Average weighted shares outstanding for the period	23,627	20,051	46,415
Nine months Ended March 31, 2009
Basic and diluted income (loss) from continuing operations per share	$1.21	$(1.33)	$0.11	$0.04
Distributions per share declared to date(1)	$1.21125	$0.58	$1.21125	$0.48
Net asset value per share	$14.19	$8.13	$12.24	$4.88
Average weighted shares outstanding for the period	29,708	20,812	52,496

(1)	The historical distributions declared per share for Prospect and Patriot is computed by dividing the distributions declared for the year ended June 30, 2008 and the nine months ended March 31, 2009 by their respective historical weighted average shares outstanding. The pro forma combined distributions declared is the distributions per share as declared by Prospect.

(2)	The historical net asset value per share for Prospect and Patriot as of June 30, 2008 and the nine months ended March 31, 2009 are as previously reported by the companies. The pro forma combined net asset value per share as of March 31, 2009 is computed by dividing the pro forma combined net assets by the pro forma combined number of shares outstanding.

(3)	The Patriot equivalent pro forma per share amount is calculated by multiplying the combined pro forma share amounts by the common stock exchange ratio of 0.3992.

RISK FACTORS

Risks Related to the Merger

Patriot and Prospect have agreed to a fixed exchange ratio, and, as a result, the shares of Prospect common stock to be issued in the merger may have a market value that is lower than expected.

The exchange ratio of 0.3992 of a share of Prospect common stock for each share of Patriot common stock was fixed on August 3, 2009, the time of the signing of the merger agreement, and is not subject to adjustment based on changes in the trading price of Prospect or Patriot common stock before the closing of the proposed merger. As a result, the market price of Prospect’s common stock at the time of the merger may vary significantly from the price on the date the merger agreement was signed or from the price on either the date of this document or the date of the special meeting. These variances may arise due to, among other things:

•	changes in the business, operations and prospects of Prospect or Patriot;

•	the financial condition of current or prospective portfolio companies of Prospect or Patriot;

•	interest rates, general market and economic conditions;

•	market assessments of the likelihood that the proposed merger will be completed and the timing of the merger; and

•	market perception of the future profitability of the combined company.

These factors are generally beyond the control of Prospect and Patriot. It should be noted that during the 12-month period ending August 3, 2009, the closing price per share of Prospect’s common stock varied from a low of $5.73 to a high of $14.59. Historical trading prices are not necessarily indicative of future performance.

The proposed merger is subject to the receipt of payoff letters from the Amended Securitization Facility lenders that could delay completion of the proposed merger, cause abandonment of the merger or have other negative effects on Patriot and Prospect.

Completion of the merger is subject to the receipt of payoff letters from the Amended Securitization Facility lenders. A substantial delay in obtaining such payoff letters, the failure to obtain such payoff letters or the imposition of unfavorable terms or conditions in connection with the receipt of such payoff letters could have an adverse effect on the business, financial condition or results of operations of Patriot and Prospect, or may cause the abandonment of the merger. In this regard, the merger agreement obligates Prospect to pay off (i) all principal and interest due under the Amended Securitization Facility, which amounted to $115.7 million as of August 3, 2009, and (ii) up to $1.35 million (the “Fee Cap”) in other costs, fees and expenses payable to the lenders under the terms of the Amended Securitization Facility. However, immediately subsequent to Patriot’s entry into the merger agreement with Prospect, the agent for the Amended Securitization Facility lenders notified Patriot that the Amended Securitization Facility lenders have not consented to the Fee Cap included in the merger agreement nor do they intend to release their liens on Patriot’s investments unless and until all costs, fees and expenses payable to the lenders under the terms of the Amended Securitization Facility are paid in full in cash. Although Patriot intends to work with the Amended Securitization Facility lenders to resolve this issue, if (i) the Amended Securitization Facility lenders demand payment for costs, fees and expenses that are substantially in excess of the Fee Cap amount, (ii) Patriot does not have sufficient funds to pay such excess amount and (iii) the Amended Securitization Facility lenders refuse to provide Patriot with the payoff letters required by the merger agreement, the merger may be abandoned. If the merger is abandoned, Patriot may not have sufficient liquidity to operate its business or pursue other strategic transactions and, as a result, would likely be required to seek bankruptcy protection.

Patriot shareholders will experience a reduction in percentage ownership and voting power with respect to their shares as a result of the merger.

Patriot shareholders will experience a substantial reduction in their respective percentage ownership interests and effective voting power relative to their respective percentage ownership interests in Patriot prior to the merger. If the merger is consummated, based on the number of shares of Prospect common stock issued and outstanding on the date hereof, Patriot shareholders will own approximately 15.2% of the combined entity’s outstanding common stock. In addition, both prior to and after completion of the merger, Prospect may issue additional shares of common stock in public offerings, mergers and acquisitions or otherwise, all of which would further reduce the percentage ownership of Prospect held by former Patriot shareholders.

Termination of the merger agreement could negatively impact Patriot.

If the merger agreement is terminated, there may be various consequences including:

•	Patriot’s businesses may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the merger, without realizing any of the anticipated benefits of completing the merger;

•	the market price of Patriot’s common stock might decline to the extent that the market price prior to termination reflects a market assumption that the merger will be completed;

•	Patriot may not be able to find a party willing to pay an equivalent or more attractive price than the price Prospect has agreed to pay in the merger; and

•	Patriot may not have sufficient liquidity to operate its business or pursue other strategic transactions and, as a result, would likely be required to seek bankruptcy protection.

Under certain circumstances, Patriot is obligated to pay Prospect a termination fee or other amounts upon termination of the merger agreement.

No assurance can be given that the merger will be completed. The merger agreement provides for the payment by Patriot of a break-up fee of $3.2 million or an expense reimbursement of up to $250,000 if the merger is terminated by Patriot under certain circumstances. In addition, in certain circumstances involving a sale of Patriot to a third party within one year of termination of the merger agreement, Patriot may be required make an additional payment equal to the termination fee when combined with any previously paid expense reimbursement. The obligation to make that payment may adversely affect the ability of Patriot to engage in another transaction in the event the merger is not completed and may have an adverse impact on the financial condition of Patriot.

The merger agreement severely limits Patriot’s ability to pursue alternatives to the merger.

The merger agreement contains “no shop” and other provisions that, subject to limited exceptions, limit Patriot’s ability to discuss, facilitate or commit to competing third-party proposals to acquire all or a significant part of Patriot. These provisions might discourage a potential competing acquiror that might have an interest in acquiring all or a significant part of Patriot from considering or proposing that acquisition even if it were prepared to pay consideration with a higher per share market price than that proposed in the merger. Patriot can consider and participate in discussions and negotiations with respect to an alternative proposal only in very limited circumstances. Among other things, prior to Patriot entering into any discussions with, or providing confidential information to, a third party in connection with an alternative proposal, the third party must enter into a confidentiality agreement with Patriot, must provide evidence of its commitment and ability to make a superior proposal for a sale or business combination transaction with Patriot without material contingencies, must agree to pay down in full the outstanding balance under the Amended Securitization Facility at closing of the relevant alternative sale or business combination transaction, and must provide Patriot with funds in an amount equal to the termination fee that would be payable upon the occurrence of certain termination events, as discussed elsewhere in this document.

The merger is subject to closing conditions, including stockholder approval, that, if not satisfied or waived, will result in the merger not being completed, which may result in material adverse consequences to Patriot’s business and operations.

The merger is subject to closing conditions, including the approval of Patriot’s shareholders that, if not satisfied, will prevent the merger from being completed. The closing condition that Patriot’s shareholders adopt the merger agreement may not be waived under applicable law and must be satisfied for the merger to be completed. Patriot currently expects that all directors and executive officers of Patriot will vote their shares of Patriot common stock in favor of the proposals presented at the special meeting. If Patriot’s shareholders do not adopt the merger agreement and the merger is not completed, the resulting failure of the merger could have a material adverse impact on Patriot’s business and operations. In addition to the required approvals and consents from governmental entities and the approval of Patriot’s shareholders, the merger is subject to a number of other conditions beyond Patriot’s control that may prevent, delay or otherwise materially adversely affect its completion. Patriot cannot predict whether and when these other conditions will be satisfied.

Certain executive officers and directors of Patriot have interests in the completion of the proposed merger that may differ from or conflict with the interests of Patriot shareholders.

When considering the recommendation of the Patriot board of directors to vote “FOR” adoption of the merger agreement, Patriot shareholders should note that certain of the executive officers and directors of Patriot have interests in the merger that are different in certain respects from, and may conflict with, the interests of other Patriot shareholders. Patriot executive officers are entitled to receive certain benefits upon completion of the merger, including accelerated vesting and payout (in cash or merger consideration) of stock options and restricted stock. In addition, pursuant to employment or severance agreements they have with Patriot, assuming qualifying terminations of employment following completion of the merger, certain of Patriot’s executive officers would receive severance payments and benefits. Based on the assumptions set forth in “The Merger Proposal — Interests of Patriot’s Directors and Executive Officers in the Merger,” Patriot’s executive officers may be entitled to receive aggregate payments of up to approximately $2,453,613 for accelerated vesting and payout of stock options and restricted stock upon completion of the merger. The maximum amounts that would be payable to Patriot’s named executive officers in the aggregate under each of their current employment agreements or severance agreements assuming that certain conditions regarding change of control and termination are met would be up to approximately $11,704,415. Certain existing executive officers of Patriot may, however, become paid employees of the merged company or its external investment adviser. See “The Merger Proposal — Interests of Patriot’s Directors and Executive Officers in the Merger” beginning on page    for a further description of these interests, including the payments that each executive officer is or may be entitled to receive upon completion of the merger.

Including shares of restricted stock that will vest upon the merger, the directors and executive officers of Patriot, hold approximately 15.7% of the beneficial and record ownership of Patriot’s common stock as of July 31, 2009, and intend to vote their shares in favor of the merger agreement and the transactions contemplated by the merger.

Patriot shareholders who do not timely exchange their Patriot common stock certificates for Prospect common stock after the completion of the merger will be deemed to have elected to receive dividends and other distributions declared after the completion of the merger with respect to Prospect common stock in the form of Prospect common stock in accordance with Prospect’s dividend reinvestment plan, and, as a result, may suffer adverse tax consequences.

As soon as reasonably practicable after completion of the merger, the exchange agent will mail a letter of transmittal to each holder of a Patriot common stock certificate at the effective time of the merger. This mailing will contain instructions on how to surrender Patriot common stock certificates in exchange for statements indicating book-entry ownership of Prospect common stock and a check in the amount of cash to be paid instead of fractional shares. Until Patriot common stock is surrendered for exchange, any dividends or other distributions declared after the completion of the merger with respect to Prospect common stock into which shares of Patriot common stock may have been converted will accrue, without interest, but will not be paid. Prospect will pay to former Patriot shareholders any unpaid dividends or other distributions, without interest, only after they have duly surrendered their Patriot stock certificates. In addition, the merger agreement provides that any such unpaid dividends or other distributions will be payable in the form of shares of Prospect’s common stock in accordance with Prospect’s dividend reinvestment plan. Because shareholders who receive distributions in the form of stock generally will be subject to the same federal, state and local tax consequences as shareholders who elect to receive their distributions in cash, Patriot shareholders who do not timely exchange their Patriot common stock certificates for Prospect common stock after the completion of the merger may suffer adverse tax consequences.

Risks Related to Prospect

Recent developments may increase the risks associated with Prospect’s business and an investment in Prospect.

The U.S. financial markets have been experiencing a high level of volatility, disruption and distress, which was exacerbated by the failure of several major financial institutions in the last few months of 2008. In addition, the U.S. economy has entered a recession, which is likely to be severe and prolonged. Similar conditions have occurred in the financial markets and economies of numerous other countries and could worsen, both in the U.S. and globally. These conditions have raised the level of many of the risks described in the risk factors contained in this document and could have an adverse effect on Prospect’s portfolio companies as well as on its business, financial condition, results of operations, dividend payments, credit facility, access to capital, valuation of its assets and its stock price.

Prospect’s financial condition and results of operations will depend on its ability to manage its future growth effectively.

Prospect Capital Management, Prospect’s external investment adviser, has been registered as an investment adviser since March 31, 2004, and Prospect has been organized as a closed-end investment company since April 13, 2004. As such, each entity is subject to the business risks and uncertainties associated with any young business enterprise, including the limited experience in managing or operating a business development company under the 1940 Act. Prospect’s ability to achieve its investment objective depends on its ability to grow, which depends, in turn, on Prospect Capital Management’s ability to continue to identify, analyze, invest in and monitor companies that meet its investment criteria. Accomplishing this result on a cost-effective basis is largely a function of Prospect Capital Management’s structuring of investments, its ability to provide competent, attentive and efficient services to Prospect and its access to financing on acceptable terms. As Prospect grows, it will need to continue to hire, train, supervise and manage new employees. Failure to manage its future growth effectively could have a materially adverse effect on its business, financial condition and results of operations.

Prospect is dependent upon Prospect Capital Management’s key management personnel for its future success.

Prospect depends on the diligence, skill and network of business contacts of the senior management of Prospect Capital Management. Prospect also depends, to a significant extent, on Prospect Capital Management’s access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The senior management team of Prospect Capital Management evaluates, negotiates, structures, closes, monitors and services Prospect’s investments. Prospect’s success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior management team could have a materially adverse effect on Prospect’s ability to achieve its investment objective. In addition, Prospect can offer no assurance that Prospect Capital Management will remain its investment adviser or that it will continue to have access to its investment professionals or its information and deal flow.

Prospect operates in a highly competitive market for investment opportunities.

A large number of entities compete with Prospect to make the types of investments that it makes in target companies. Prospect competes with other business development companies, public and private funds, commercial and investment banks and commercial financing companies. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including investments in middle-market companies. As a result of these new entrants, competition for investment opportunities at middle-market companies has intensified, a trend Prospect expects to continue.

Many of Prospect’s existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than it does. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to Prospect. In addition, some of its competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more or fuller relationships with borrowers and sponsors than Prospect. Furthermore, many of its competitors are not subject to the regulatory restrictions that the 1940 Act imposes on it as a business development company. Prospect cannot assure its shareholders that the competitive pressures it faces will not have a materially adverse effect on its business, financial condition and results of operations. Also, as a result of existing and increasing competition and its competitors ability to provide a total package solution, it may not be able to take advantage of attractive investment opportunities from time to time, and it can offer no assurance that it will be able to identify and make investments that are consistent with its investment objective.

Prospect does not seek to compete primarily based on the interest rates that it offers, and it believes that some of its competitors make loans with interest rates that are comparable to or lower than the rates it offers. Prospect may lose investment opportunities if it does not match its competitors’ pricing, terms and structure. If it matches its competitors’ pricing, terms and structure, it may experience decreased net interest income and increased risk of credit loss.

Most of Prospect’s portfolio investments are recorded at fair value as determined in good faith by its board of directors and, as a result, there is uncertainty as to the value of its portfolio investments.

A large percentage of Prospect’s portfolio investments consist of securities of privately held companies. Hence, market quotations are generally not readily available for determining the fair values of such investments. The determination of fair value, and thus the amount of unrealized losses it may incur in any year, is to a degree subjective, and Prospect Capital Management has a conflict of interest in making the determination. Prospect values these securities quarterly at fair value as determined in good faith by its board of directors based on input from Prospect Capital Management, a third party independent valuation firm and its audit committee. Prospect’s board of directors utilizes the services of an independent valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of its investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value by Prospect’s board of directors may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Prospect’s net asset value could be adversely affected if the determinations regarding the fair value of its investments were materially higher than the values that it ultimately realize upon the disposal of such securities.

Senior securities, including debt, expose Prospect to additional risks, including the typical risks associated with leverage.

Prospect currently uses its revolving credit facility to leverage its portfolio and it expects in the future to borrow from and issue senior debt securities to banks and other lenders and may securitize certain of its portfolio investments.

With certain limited exceptions, as a business development company, Prospect is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The amount of leverage that it employs will depend on Prospect Capital Management’s and Prospect’s board of directors’ assessment of market conditions and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for shareholders, including:

•	A likelihood of greater volatility in the net asset value and market price of its common stock;

•	Diminished operating flexibility as a result of asset coverage or investment portfolio composition requirements that are more stringent than those imposed by the 1940 Act;

•	The possibility that investments will have to be liquidated at less than full value or at inopportune times to comply with debt covenants or to pay interest or dividends on the leverage;

•	Increased operating expenses due to the cost of leverage, including issuance and servicing costs;

•	Convertible or exchangeable securities issued in the future may have rights, preferences and privileges more favorable than those of Prospect’s common stock; and

•	Subordination to lenders’ superior claims on Prospect’s assets as a result of which lenders will be able to receive proceeds available in the case of its liquidation before any proceeds are distributed to Prospect’s shareholders.

For example, the amount Prospect may borrow under its revolving credit facility is determined, in part, by the fair value of its investments. If the fair value of Prospect’s investments declines, it may be forced to sell investments at a loss to maintain compliance with its borrowing limits. Other debt facilities Prospect may enter into in the future may contain similar provisions. Any such forced sales would reduce Prospect’s net asset value and also make it difficult for the net asset value to recover.

Prospect Capital Management and Prospect’s board of directors in their best judgment nevertheless may determine to use leverage if they expect that the benefits to its shareholders of maintaining the leveraged position will outweigh the risks.

Changes in interest rates may affect Prospect’s cost of capital and net investment income.

A significant portion of the debt investments Prospect makes bear interest at fixed rates and the value of these investments could be negatively affected by increases in market interest rates. In addition, as the interest rate on Prospect’s revolving credit facility is at a variable rate based on an index, an increase in interest rates would make it more expensive to use debt to finance its investments. As a result, a significant increase in market interest rates could both reduce the value of its portfolio investments and increase its cost of capital, which would reduce Prospect’s net investment income.

Prospect needs to raise additional capital to grow because it must distribute most of its income.

Prospect needs additional capital to fund growth in its investments. A reduction in the availability of new capital could limit Prospect’s ability to grow. Prospect must distribute at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to its shareholders to maintain its RIC status. As a result, such earnings are not available to fund investment originations. Prospect has sought additional capital by borrowing from financial institutions and may issue debt securities or additional equity securities. If Prospect fails to obtain funds from such sources or from other sources to fund its investments, it could be limited in its ability to grow, which may have an adverse effect on the value of its common stock. In addition, as a business development company, Prospect is generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict its ability to borrow in certain circumstances.

The lack of liquidity in Prospect’s investments may adversely affect its business.

Prospect generally makes investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of Prospect’s investments may make it difficult for it to sell such investments if the need arises. In addition, if Prospect is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the value at which it has previously recorded its investments. In addition, Prospect may face other restrictions on its ability to liquidate an investment in a portfolio company to the extent that Prospect or Prospect Capital Management has material non-public information regarding such portfolio company.

Prospect may experience fluctuations in its quarterly results.

Prospect could experience fluctuations in its quarterly operating results due to a number of factors, including the interest or dividend rates payable on the debt or equity securities it acquires, the default rate on debt securities, the level of its expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which it encounters competition in its markets, the seasonality of the energy industry, weather patterns, changes in energy prices and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Potential conflicts of interest could impact Prospect’s investment returns.

Prospect’s executive officers and directors, and the executive officers of Prospect Capital Management may serve as officers, directors or principals of entities that operate in the same or related lines of business as it does or of investment funds managed by its affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in Prospect’s best interests or those of its shareholders. Nevertheless, it is possible that new investment opportunities that meet Prospect’s investment objectives may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to Prospect. However, as an investment adviser, Prospect Capital Management has a fiduciary obligation to act in the best interests of its clients, including Prospect. To that end, if Prospect Capital Management or its affiliates manage any additional investment vehicles or client accounts in the future, Prospect Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner over time so as not to discriminate unfairly against any client. If Prospect Capital Management chooses to establish another investment fund in the future, when the investment professionals of Prospect Capital Management identify an investment, they will have to choose which investment fund should make the investment.

In the course of Prospect’s investing activities, it pays a base management and incentive fees to Prospect Capital Management in accordance with the terms of an investment advisory agreement, and reimburses Prospect Capital Management for certain expenses it incurs. As a result of these arrangements, there may be times when the senior management team of Prospect Capital Management has interests that differ from those of Prospect’s shareholders, giving rise to a conflict.

Prospect Capital Management receives a quarterly income incentive fee based, in part, on Prospect’s pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income incentive fee is subject to a fixed quarterly hurdle rate before providing an income incentive fee return to Prospect Capital Management. This fixed hurdle rate was determined when then current interest rates were relatively low on a historical basis. Thus, if interest rates rise, it would become easier for Prospect’s investment income to exceed the hurdle rate and, as a result, more likely that Prospect Capital Management will receive an income incentive fee than if interest rates on its investments remained constant or decreased. Subject to the receipt of any requisite shareholder approval under the 1940 Act, Prospect’s board of directors may readjust the hurdle rate by amending the investment advisory agreement between it and Prospect Capital Management.

The income incentive fee payable by Prospect is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that has a deferred interest feature, it is possible that interest accrued under such loan that has previously been included in the calculation of the income incentive fee will become uncollectible. If this happens, Prospect Capital Management is not required to reimburse Prospect for any such income incentive fee payments. If Prospect does not have sufficient liquid assets to pay this incentive fee or distributions to shareholders on such accrued income, it may be required to liquidate assets in order to do so. This fee structure could give rise to a conflict of interest for Prospect Capital Management to the extent that it may encourage Prospect Capital Management to favor debt financings that provide for deferred interest, rather than current cash payments of interest.

Prospect has entered into a royalty-free license agreement with Prospect Capital Management. Under this agreement, Prospect Capital Management agrees to grant Prospect a non-exclusive license to use the name “Prospect Capital.” Under the license agreement, Prospect has the right to use the “Prospect Capital” name for so long as Prospect Capital Management or one of its affiliates remains Prospect’s investment adviser. In addition, Prospect rents office space from Prospect Administration, an affiliate of Prospect Capital Management, and pays Prospect Administration its allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations as administrator under an administration agreement between Prospect and Prospect Administration, including rent and Prospect’s allocable portion of the costs of its chief financial officer and chief compliance officer and their respective staffs. This may create conflicts of interest that Prospect’s board of directors monitors.

Prospect’s incentive fee could induce Prospect Capital Management to make speculative investments.

The incentive fee payable by Prospect to Prospect Capital Management may create an incentive for Prospect Capital Management to make investments on Prospect’s behalf that are more speculative or involve more risk than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable is determined (calculated as a percentage of the return on invested capital) may encourage Prospect Capital Management to use leverage to increase the return on Prospect’s investments. Increased use of leverage and this increased risk of replacement of that leverage at maturity, would increase the likelihood of default, which would disfavor holders of Prospect’s common stock. Similarly, because Prospect Capital Management will receive an incentive fee based, in part, upon net capital gains realized on Prospect’s investments, Prospect Capital Management may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in Prospect’s investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by Prospect to Prospect Capital Management could create an incentive for Prospect Capital Management to invest on Prospect’s behalf in instruments, such as zero coupon bonds, that have a deferred interest feature. Under these investments, Prospect would accrue interest income over the life of the investment but would not receive payments in cash on the investment until the end of the term. Prospect’s net investment income used to calculate the income incentive fee, however, includes accrued interest. For example, accrued interest, if any, on Prospect’s investments in zero coupon bonds will be included in the calculation of its incentive fee, even though it will not receive any cash interest payments in respect of payment on the bond until its maturity date. Thus, a portion of this incentive fee would be based on income that it may not have yet received in cash and in the event of default may never receive.

Changes in laws or regulations governing Prospect’s operations may adversely affect its business.

Prospect and its portfolio companies are subject to regulation by laws at the local, state and U.S. Federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, changes in these laws or regulations could have a materially adverse effect on Prospect’s business.

Prospect may in the future choose to pay dividends in its own stock, in which case its shareholders may be required to pay tax in excess of the cash they receive.

Prospect may distribute taxable dividends that are payable in part in its stock. Under a recently issued IRS revenue procedure, up to 90% of any such taxable dividend for 2009 could be payable in its stock. Taxable stockholders receiving such dividends would be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of its current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of Prospect’s stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, Prospect may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of Prospect’s stockholders determine to sell shares of its stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of Prospect’s stock.

Prospect Capital Management and its senior management team have limited experience managing a business development company under the 1940 Act.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are, with narrow exceptions, required to invest at least 70% of their total assets in securities of certain privately held, thinly traded or distressed U.S. companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Prospect Capital Management and its senior management team’s limited experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve Prospect’s investment objective. In addition, Prospect’s investment strategies differ in some ways from those of other investment funds that have been managed in the past by the investment adviser’s investment professionals.

A failure on Prospect’s part to maintain its status as a business development company would significantly reduce its operating flexibility.

If Prospect does not continue to qualify as a business development company, it might be regulated as a registered closed-end investment company under the 1940 Act. Prospect’s failure to qualify as a business development company would make it subject to additional regulatory requirements, which may significantly decrease its operating flexibility by limiting its ability to employ leverage.

If Prospect fails to qualify as a RIC, it will have to pay corporate-level taxes on its income, and its income available for distribution would be reduced.

To maintain its qualification for U.S. Federal income tax purposes as a RIC under Subchapter M of the Code, and obtain RIC tax treatment, Prospect must meet certain source of income, asset diversification and annual distribution requirements.

The source of income requirement is satisfied if Prospect derives at least 90% of its annual gross income from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or options thereon or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in “qualified publicly traded partnerships,” as defined in the Code.

The annual distribution requirement for a RIC is satisfied if Prospect distributes at least 90% of its investment company taxable income (which generally is its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses), if any, to its shareholders on an annual basis. Because Prospect uses debt financing, it is subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants that could, under certain circumstances, restrict it from making distributions necessary to qualify for RIC tax treatment. If it is unable to obtain cash from other sources, Prospect may fail to qualify for RIC tax treatment and, thus, may be subject to corporate-level income tax.

To maintain its qualification as a RIC, Prospect must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in its having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of its investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.

If Prospect fails to qualify as a RIC for any reason or become subject to corporate income tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution, and the actual amount of its distributions. Such a failure would have a materially adverse effect on Prospect and its shareholders.

Regulations governing Prospect’s operation as a business development company affect its ability to raise, and the way in which it raises, additional capital.

Prospect has incurred indebtedness under its revolving credit facility and, in the future, may issue preferred stock and/or borrow additional money from banks or other financial institutions, which it refers to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, Prospect is permitted, as a business development company, to incur indebtedness or issue senior securities only in amounts such that its asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of its assets declines, it may be unable to satisfy this test, which could prohibit it from paying dividends and could prohibit Prospect from qualifying as a RIC. If Prospect cannot satisfy this test, it may be required to sell a portion of its investments or sell additional shares of common stock at a time when such sales may be disadvantageous in order to repay a portion of its indebtedness. In addition, issuance of additional common stock could dilute the percentage ownership of its current shareholders in it.

As a business development company regulated under provisions of the 1940 Act, Prospect is not generally able to issue and sell its common stock at a price below the current net asset value per share. If its common stock trades at a discount to net asset value, this restriction could adversely affect its ability to raise capital. Prospect may, however, sell its common stock, or warrants, options or rights to acquire its common stock, at a price below the current net asset value of its common stock in certain circumstances, including if (1) the holders of a majority of its shares (or, if less, at least 67% of a quorum consisting of a majority of its shares) and a similar majority of the holders of its shares who are not affiliated persons of it approve the sale of its common stock at a price that is less than the current net asset value, and (2) a majority of its directors who have no financial interest in the transaction and a majority of its independent directors (a) determine that such sale is in its and its shareholders’ best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by it or on its behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.

To generate cash for funding new investments, Prospect pledged a substantial portion of its portfolio investments under its revolving credit facility. These assets are not available to secure other sources of funding or for securitization. Prospect’s ability to obtain additional secured or unsecured financing on attractive terms in the future is uncertain.

Alternatively, Prospect may securitize its future loans to generate cash for funding new investments. To securitize loans, it may create a wholly owned subsidiary and contribute a pool of loans to such subsidiary. This could include the sale of interests in the loans by the subsidiary on a non-recourse basis to purchasers who it would expect to be willing to accept a lower interest rate to invest in investment grade loan pools. Prospect would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize its loan portfolio could limit its ability to grow its business and fully execute its business strategy, and could decrease its earnings, if any. Moreover, the successful securitization of its loan portfolio exposes it to a risk of loss for the equity it retains in the securitized pool of loans and might expose it to losses because the residual loans in which it does not sell interests may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict its business activities and may include limitations that could hinder its ability to finance additional loans and investments or to make the distributions required to maintain its status as a RIC under Subchapter M of the Code. The 1940 Act may also impose restrictions on the structure of any securitizations.

Prospect’s common stock may trade at a discount to its net asset value per share.

Common stock of business development companies, like that of closed-end investment companies, frequently trades at a discount to current net asset value. Recently, Prospect’s common stock has traded at a discount to its net asset value. The risk that its common stock may continue to trade at a discount to its net asset value is separate and distinct from the risk that its net asset value per share may decline.

If Prospect sells common stock at a discount to its net asset value per share, shareholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

At Prospect’s annual meeting of shareholders held on February 12, 2009, its shareholders approved its ability to sell an unlimited number of shares of its common stock at any level of discount from net asset value per share during the 12 month period following such approval. The issuance or sale by Prospect of shares of its common stock at a discount to net asset value poses a risk of dilution to its shareholders. In particular, shareholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These shareholders will also experience a disproportionately greater decrease in their participation in Prospect’s earnings and assets and their voting power than the increase Prospect experiences in its assets, potential earning power and voting interests from such issuance or sale. They may also experience a reduction in the market price of its common stock.

Prospect may have difficulty paying its required distributions if it recognizes income before or without receiving cash representing such income.

For U.S. federal income tax purposes, Prospect includes in income certain amounts that it has not yet received in cash, such as original issue discount, which may arise if it receives warrants in connection with the making of a loan or possibly in other circumstances, or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to its overall investment activities, or increases in loan balances as a result of payment-in-kind arrangements, are included in its taxable income before it receives any corresponding cash payments. Prospect also may be required to include in taxable income certain other amounts that it does not receive in cash. While Prospect focuses primarily on investments that will generate a current cash return, its investment portfolio currently includes, and it may continue to invest in, securities that do not pay some or all of their return in periodic current cash distributions.

The income incentive fee payable by Prospect is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the income incentive fee will become uncollectible.

Since in some cases Prospect may recognize taxable income before or without receiving cash representing such income, it may have difficulty meeting the tax requirement to distribute at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain RIC tax treatment. Accordingly, Prospect may have to sell some of its investments at times it would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If Prospect is not able to obtain cash from other sources, it may fail to qualify for RIC treatment and thus become subject to corporate-level income tax.

Prospect’s ability to enter into transactions with its affiliates is restricted.

Prospect is prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of its independent directors. Any person that owns, directly or indirectly, 5% or more of its outstanding voting securities is Prospect’s affiliate for purposes of the 1940 Act and Prospect is generally prohibited from buying or selling any security or other property from or to such affiliate, absent the prior approval of its independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of its independent directors. Prospect is prohibited from buying or selling any security or other property from or to Prospect Capital Management and its affiliates and persons with whom Prospect is in a control relationship, or entering into joint transactions with any such person, absent the prior approval of the SEC.

Prospect may not realize gains or income from its investments.

Prospect seeks to generate both current income and capital appreciation. However, the securities it invests in may not appreciate and, in fact, may decline in value, and the issuers of debt securities it invests in may default on interest and/or principal payments. Accordingly, it may not be able to realize gains from its investments, and any gains that it does realize may not be sufficient to offset any losses it experience.

Prospect’s portfolio is currently concentrated in a limited number of portfolio companies in the energy industry, which subject it to a risk of significant loss if any of these companies defaults on its obligations under any of the securities that it holds or if the energy industry experiences a downturn.

As of March 31, 2009, Prospect had invested in a number of companies in the energy and energy related industries. A consequence of this lack of diversification is that the aggregate returns it realizes may be significantly and adversely affected if a small number of such investments perform poorly or if it needed to write down the value of any one investment. Beyond its income tax diversification requirements, it does not have fixed guidelines for diversification, and its investments are concentrated in relatively few portfolio companies. In addition, to date Prospect has concentrated on making investments in the energy industry. While it expects to be less focused on the energy and energy related industries in the future, Prospect anticipates that it will continue to have significant holdings in the energy and energy related industries. As a result, a downturn in the energy industry could materially and adversely affect it.

The energy industry is subject to many risks.

Prospect has a significant concentration in the energy industry. Prospect’s definition of energy, as used in the context of the energy industry, is broad, and different sectors in the energy industry may be subject to variable risks and economic pressures. As a result, it is difficult to anticipate the impact of changing economic and political conditions on Prospect’s portfolio companies and, as a result, its financial results. The revenues, income (or losses) and valuations of energy companies can fluctuate suddenly and dramatically due to any one or more of the following factors:

•	Commodity Pricing Risk. Energy companies in general are directly affected by energy commodity prices, such as the market prices of crude oil, natural gas and wholesale electricity, especially for those that own the underlying energy commodity. In addition, the volatility of commodity prices can affect other energy companies due to the impact of prices on the volume of commodities transported, processed, stored or distributed and on the cost of fuel for power generation companies. The volatility of commodity prices can also affect energy companies’ ability to access the capital markets in light of market perception that their performance may be directly tied to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility. Although Prospect generally prefers risk controls, including appropriate commodity and other hedges, by certain of its portfolio companies, if available, some of its portfolio companies may not engage in hedging transactions to minimize their exposure to commodity price risk. For those companies that engage in such hedging transactions, they remain subject to market risks, including market liquidity and counterparty creditworthiness. In addition, such companies may also still have exposure to market prices if such companies do not produce volumes or other contractual obligations in accordance with such hedging contracts.

•	Regulatory Risk. The profitability of energy companies could be adversely affected by changes in the regulatory environment. The businesses of energy companies are heavily regulated by U.S. Federal, state and local governments in diverse ways, such as the way in which energy assets are constructed, maintained and operated and the prices energy companies may charge for their products and services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an energy process may be declared hazardous by a regulatory agency, which can unexpectedly increase production costs. Moreover, many state and U.S. Federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an energy company may face. In addition, the deregulation of energy markets and the unresolved regulatory issues related to some power markets such as California create uncertainty in the regulatory environment as rules and regulations may be adopted on a transitional basis. Prospect cannot assure its shareholders that the deregulation of energy markets will continue and if it continues, whether its impact on energy companies’ profitability will be positive.

•	Production Risk. The profitability of energy companies may be materially impacted by the volume of crude oil, natural gas or other energy commodities available for transporting, processing, storing, distributing or power generation. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices, political events, Organization of Petroleum Exporting Countries actions or otherwise, could reduce revenue and operating income or increase operating costs of energy companies and, therefore, their ability to pay debt or dividends.

•	Demand Risk. A sustained decline in demand for crude oil, natural gas, refined petroleum products and electricity could materially affect revenues and cash flows of energy companies. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.

•	Depletion and Exploration Risk. A portion of any one energy company’s assets may be dedicated to natural gas, crude oil and/or coal reserves and other commodities that naturally deplete over time. Depletion could have a materially adverse impact on such company’s ability to maintain its revenue. Further, estimates of energy reserves may not be accurate and, even if accurate, reserves may not be fully utilized at reasonable costs. Exploration of energy resources, especially of oil and gas, is inherently risky and requires large amounts of capital.

•	Weather Risk. Unseasonable extreme weather patterns could result in significant volatility in demand for energy and power. In addition, hurricanes, storms, tornados, floods, rain, and other significant weather events could disrupt supply and other operations at its portfolio companies as well as customers or suppliers to such companies. This volatility may create fluctuations in earnings of energy companies.

•	Operational Risk. Energy companies are subject to various operational risks, such as failed drilling or well development, unscheduled outages, underestimated cost projections, unanticipated operation and maintenance expenses, failure to obtain the necessary permits to operate and failure of third-party contractors (for example, energy producers and shippers) to perform their contractual obligations. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies.

•	Competition Risk. The progress in deregulating energy markets has created more competition in the energy industry. This competition is reflected in risks associated with marketing and selling energy in the evolving energy market and a competitor’s development of a lower-cost energy or power source, or of a lower cost means of operations, and other risks arising from competition.

•	Valuation Risk. Since mid-2001, excess power generation capacity in certain regions of the United States has caused substantial decreases in the market capitalization of many energy companies. While such prices have recovered to some extent, Prospect can offer no assurance that such decreases in market capitalization will not recur, or that any future decreases in energy company valuations will be insubstantial or temporary in nature.

•	Terrorism Risk. Since the September 11th attacks, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity will likely increase volatility for prices of natural gas and oil and could affect the market for products and services of energy companies. In addition, any future terrorist attack or armed conflict in the United States or elsewhere may undermine economic conditions in the United States in general.

•	Financing Risk. Some of Prospect’s portfolio companies rely on the capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risks associated with energy companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations with it.

Prospect’s investments in prospective portfolio companies may be risky and it could lose all or part of its investment.

Some of Prospect’s portfolio companies have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective and the value of Prospect’s investment in them may decline substantially or fall to zero.

In addition, investment in the middle market companies that Prospect is targeting involves a number of other significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their securities that Prospect holds, which may be accompanied by a deterioration in the value of their securities or of any collateral with respect to any securities and a reduction in the likelihood of it realizing on any guarantees it may have obtained in connection with its investment;

•	they may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	because many of these companies are privately held companies, public information is generally not available about these companies. As a result, Prospect will depend on the ability of Prospect Capital Management to obtain adequate information to evaluate these companies in making investment decisions. If Prospect Capital Management is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and Prospect may lose money on its investments;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a materially adverse impact on Prospect’s portfolio company and, in turn, on Prospect;

•	they may have less predictable operating results, may from time to time be parties to litigation, may be engaged in changing businesses with products subject to a risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	they may have difficulty accessing the capital markets to meet future capital needs.

In addition, Prospect’s executive officers, directors and Prospect Capital Management could, in the ordinary course of business, be named as defendants in litigation arising from proposed investments or from its investments in the portfolio companies.

Economic recessions or downturns could impair Prospect’s portfolio companies and harm its operating results.

The U.S. and most other economies have entered a recessionary period, which may be prolonged and severe. Prospect’s portfolio companies will generally be affected by the conditions and overall strength of the national, regional and local economies, including interest rate fluctuations, changes in the capital markets and changes in the prices of their primary commodities and products. These factors also impact the amount of residential, industrial and commercial growth in the energy industry. Additionally, these factors could adversely impact the customer base and customer collections of Prospect’s portfolio companies.

As a result, many of Prospect’s portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay their loans or meet other obligations during these periods. Therefore, Prospect’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. Adverse economic conditions also may decrease the value of collateral securing some of Prospect’s loans and the value of its equity investments. Economic slowdowns or recessions could lead to financial losses in its portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase Prospect’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to it. These events could prevent Prospect from increasing investments and harm its operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by Prospect or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that Prospect holds. Prospect may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, if one of its portfolio companies were to go bankrupt, even though it may have structured its interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which it actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize its debt or equity holding and subordinate all or a portion of its claim to those of other creditors.

The lack of liquidity in Prospect’s investments may adversely affect its business.

Prospect makes investments in private companies. A portion of these investments may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. The illiquidity of its investments may make it difficult for Prospect to sell such investments if the need arises. In addition, if Prospect is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the value at which it has previously recorded its investments. In addition, Prospect faces other restrictions on its ability to liquidate an investment in a business entity to the extent that it or its investment adviser has or could be deemed to have material non-public information regarding such business entity.

Prospect may have limited access to information about privately held companies in which it invests.

Prospect invests primarily in privately-held companies. Generally, little public information exists about these companies, and it is required to rely on the ability of Prospect Capital Management’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act and other rules that govern public companies. If Prospect is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and it may lose money on its investment.

Prospect may not be in a position to control a portfolio investment when it is a debt or minority equity investor and its management may make decisions that could decrease the value of its investment.

Prospect makes both debt and minority equity investments in portfolio companies. As a result, it is subject to the risk that a portfolio company may make business decisions with which it disagrees, and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve its interests. As a result, a portfolio company may make decisions that could decrease the value of its portfolio holdings.

Prospect’s portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, its investments in such companies.

Prospect may invest in mezzanine debt and dividend-paying equity securities issued by its portfolio companies. Prospect’s portfolio companies usually have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, the securities in which it invests. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which it is entitled to receive payments in respect of the securities in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to its investment in that portfolio company would typically be entitled to receive payment in full before it receives any distribution in respect of its investment. After repaying the senior security holders, the portfolio company may not have any remaining assets to use for repaying its obligation to Prospect. In the case of securities ranking equally with securities in which Prospect invests, it would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Prospect may not be able to fully realize the value of the collateral securing its debt investments.

Although a substantial amount of Prospect’s debt investments are protected by holding security interests in the assets of the portfolio companies, it may not be able to fully realize the value of the collateral securing its investments due to one or more of the following factors:

•	Prospect’s debt investments are primarily made in the form of mezzanine loans, therefore its liens on the collateral, if any, are subordinated to those of the senior secured debt of the portfolio companies, if any. As a result, it may not be able to control remedies with respect to the collateral;

•	the collateral may not be valuable enough to satisfy all of the obligations under Prospect’s secured loan, particularly after giving effect to the repayment of secured debt of the portfolio company that ranks senior to its loan;

•	bankruptcy laws may limit Prospect’s ability to realize value from the collateral and may delay the realization process;

•	Prospect’s rights in the collateral may be adversely affected by the failure to perfect security interests in the collateral;

•	the need to obtain regulatory and contractual consents could impair or impede how effectively the collateral would be liquidated and could affect the value received; and

•	some or all of the collateral may be illiquid and may have no readily ascertainable market value. The liquidity and value of the collateral could be impaired as a result of changing economic conditions, competition, and other factors, including the availability of suitable buyers.

Prospect’s investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Prospect’s investment strategy contemplates potential investments in securities of foreign companies. Investing in foreign companies may expose it to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although currently most of Prospect’s investments are, and Prospect expects that most of its investments will be, U.S. dollar-denominated, Prospect’s investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

Prospect may expose itself to risks if it engages in hedging transactions.

Prospect may employ hedging techniques to minimize certain investment risks, such as fluctuations in interest and currency exchange rates, but it can offer no assurance that such strategies will be effective. If it engages in hedging transactions, it may expose itself to risks associated with such transactions. Prospect may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of its portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of its portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that it is not able to enter into a hedging transaction at an acceptable price.

The success of Prospect’s hedging transactions depends on its ability to correctly predict movements, currencies and interest rates. Therefore, while it may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if it had not engaged in any such hedging transactions. The degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, Prospect may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent it from achieving the intended hedge and expose it to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies.

Prospect’s board of directors may change its operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to Prospect and could impair the value of its shareholders’ investment.

Prospect’s board of directors has the authority to modify or waive its current operating policies and its strategies without prior notice and without shareholder approval. Prospect cannot predict the effect any changes to its current operating policies and strategies would have on its business, financial condition, and value of its common stock. However, the effects might be adverse, which could negatively impact its ability to pay dividends and cause shareholders to lose all or part of their investment.

Investing in Prospect’s securities may involve a high degree of risk.

The investments Prospect makes in accordance with its investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Prospect’s investments in portfolio companies may be speculative and aggressive, and therefore, an investment in its shares may not be suitable for someone with low risk tolerance.

The market price of Prospect’s securities may fluctuate significantly.

The market price and liquidity of the market for Prospect’s securities may be significantly affected by numerous factors, some of which are beyond its control and may not be directly related to its operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in the energy industry, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC qualification;

•	changes in earnings or variations in operating results;

•	changes in the value of its portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of one or more of Prospect Capital Management’s key personnel;

•	operating performance of companies comparable to it;

•	changes in prevailing interest rates;

•	litigation matters;

•	general economic trends and other external factors; and

•	loss of a major funding source.

There is a risk that shareholders may not receive dividends or that Prospect’s dividends may not grow over time.

Prospect has made and intends to continue to make distributions on a quarterly basis to its shareholders out of assets legally available for distribution. Prospect cannot assure shareholders that it will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to it as a business development company, it may be limited in its ability to make distributions.

Provisions of the Maryland General Corporation Law and of Prospect’s charter and bylaws could deter takeover attempts and have an adverse impact on the price of its common stock.

Prospect’s charter and bylaws and the Maryland General Corporation Law contain provisions that may have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for its shareholders or otherwise be in their best interest. These provisions may prevent shareholders from being able to sell shares of its common stock at a premium over the current of prevailing market prices.

Prospect’s charter provides for the classification of its board of directors into three classes of directors, serving staggered three-year terms, which may render a change of control or removal of its incumbent management more difficult. Furthermore, any and all vacancies on its board of directors will be filled generally only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term until a successor is elected and qualifies.

Prospect’s board of directors is authorized to create and issue new series of shares, to classify or reclassify any unissued shares of stock into one or more classes or series, including preferred stock and, without shareholder approval, to amend its charter to increase or decrease the number of shares of common stock that it has authority to issue, which could have the effect of diluting a shareholder’s ownership interest. Prior to the issuance of shares of common stock of each class or series, including any reclassified series, Prospect’s board of directors is required by its governing documents to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock.

Prospect’s charter and bylaws also provide that its board of directors has the exclusive power to adopt, alter or repeal any provision of its bylaws, and to make new bylaws. The Maryland General Corporation Law also contains certain provisions that may limit the ability of a third party to acquire control of Prospect, such as:

•	The Maryland Business Combination Act, which, subject to certain limitations, prohibits certain business combinations between Prospect and an “interested shareholder” (defined generally as any person who beneficially owns 10% or more of the voting power of the common stock or an affiliate thereof) for five years after the most recent date on which the shareholder becomes an interested shareholder and, thereafter, imposes special minimum price provisions and special shareholder voting requirements on these combinations; and

•	The Maryland Control Share Acquisition Act, which provides that “control shares” of a Maryland corporation (defined as shares of common stock which, when aggregated with other shares of common stock controlled by the shareholder, entitles the shareholder to exercise one of three increasing ranges of voting power in electing directors) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of “control shares”) have no voting rights except to the extent approved by shareholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares of common stock.

The provisions of the Maryland Business Combination Act will not apply, however, if Prospect’s board of directors adopts a resolution that any business combination between it and any other person will be exempt from the provisions of the Maryland Business Combination Act. Although its board of directors has adopted such a resolution, there can be no assurance that this resolution will not be altered or repealed in whole or in part at any time. If the resolution is altered or repealed, the provisions of the Maryland Business Combination Act may discourage others from trying to acquire control of Prospect.

As permitted by Maryland law, Prospect’s bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of its common stock. Although its bylaws include such a provision, such a provision may also be amended or eliminated by its Board of Directors at any time in the future.

Risks Related to Patriot

An event of termination occurred under Patriot’s Amended Securitization Facility which allows Patriot’s lenders to accelerate repayment of the outstanding obligations under the facility and exercise other rights and remedies provided by the Amended Securitization Facility, including the right to sell the collateral under the Amended Securitization Facility.

On April 3, 2009, a termination event occurred under Patriot’s Amended Securitization Facility. As a result of the occurrence of the termination event under the Amended Securitization Facility, Patriot can no longer make additional advances under the Amended Securitization Facility. In addition, the interest rate payable under the Amended Securitization Facility increased from the commercial paper rate plus 1.75% to the prime rate plus 3.75%. Also, the terms of the Amended Securitization Facility require that all principal, interest and fees collected from the debt investments secured by the Amended Securitization Facility must be used to pay down amounts outstanding under the Amended Securitization Facility within 24 months following the date of the termination event. Substantially all of Patriot’s debt investments are secured under the Amended Securitization Facility. The Amended Securitization Facility also permits the lenders, upon notice to Patriot, to accelerate amounts outstanding under the Amended Securitization Facility and exercise other rights and remedies provided by the Amended Securitization Facility, including the right to sell the collateral under the

Amended Securitization Facility. As of the date hereof, Patriot has not received any such notice from the lenders; however, there can be no assurance that they will not accelerate repayment in the future. Patriot does not have sufficient cash resources to repay these obligations should the lenders accelerate these obligations. Acceleration of the amounts outstanding under the Amended Securitization Facility could have a material adverse impact on Patriot’s liquidity, financial condition and operations.

There is substantial doubt about Patriot’s ability to continue as a going concern.

Patriot’s independent registered public accounting firm has issued an opinion on its consolidated financial statements that states that the consolidated financial statements were prepared assuming Patriot will continue as a going concern and further states that the uncertainty regarding the renewal of its liquidity facility raises substantial doubt about Patriot’s ability to continue as a going concern. On April 3, 2009, a termination event occurred under its Amended Securitization Facility. As a result of the occurrence of the termination event under the Amended Securitization Facility, Patriot can no longer make additional advances under the Amended Securitization Facility. Also, the terms of the Amended Securitization Facility require that all principal, interest and fees collected from the debt investments secured by the Amended Securitization Facility must be used to pay down amounts outstanding under the Amended Securitization Facility within 24 months following the date of the termination event.

Because substantially all of Patriot’s debt investments are secured by its Amended Securitization Facility, Patriot cannot provide any assurance that it would have sufficient cash and liquid assets to fund normal operations and dividend distributions to its shareholders during the period of time when it is required to repay amounts outstanding under the Amended Securitization Facility if such amounts became due.

We are currently in a period of capital markets disruption and recession and Patriot does not expect these conditions to improve in the near future. These conditions could adversely affect Patriot’s financial position and operating results and impair its portfolio companies’ financial positions and operating results, which could, in turn, harm Patriot’s financial position and operating results.

The capital markets have been experiencing extreme volatility and disruption since mid-2007 and the U.S. economy has entered into a recession. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Patriot believe these conditions may continue for a prolonged period of time or worsen in the future. A prolonged period of market illiquidity may have an adverse effect on Patriot’s business, financial condition, and results of operations. Unfavorable economic conditions also could increase Patriot’s funding costs, limit its access to the capital markets or result in a decision by lenders not to extend credit to Patriot. These events, including the non-renewal of the liquidity facility, could limit Patriot’s investment originations, limit its ability to grow and pay dividends and negatively impact its operating results.

In addition, many of Patriot’s portfolio companies are susceptible to economic slowdowns or recessions. An economic slowdown or recession, including the current one and any future slowdowns or recessions, may affect the ability of Patriot’s portfolio companies to repay their loans or engage in a liquidity event such as a sale, recapitalization or initial public offering. Patriot’s nonperforming assets are likely to increase and the value of its portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of any collateral securing some of its loans. These conditions could lead to losses of value in Patriot’s portfolio and a decrease in its revenues, net income and assets.

Because Patriot must distribute at least 90% of its taxable income to its shareholders in connection with its election to be treated as a RIC, Patriot will continue to need additional capital to finance its growth. If additional funds are unavailable or not available on favorable terms, Patriot’s ability to grow will be impaired.

In order to qualify for treatment as a RIC under Subchapter M of the Code, Patriot must distribute annually to its shareholders at least 90% of its investment company taxable income. As a result, Patriot will likely need to raise capital from other sources to grow its business. As a business development company, Patriot generally is required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities to total senior securities, which includes all of its borrowings and any preferred stock Patriot may issue in the future, of at least 200%. This requirement limits the amount that Patriot may borrow. Because Patriot will continue to need capital to grow its investment portfolio, this limitation may prevent it from incurring debt and require it to raise additional equity at a time when it may be disadvantageous to do so. Patriot cannot assure its shareholders that debt and equity financing will be available to it on favorable terms, if at all. If additional funds are not available to Patriot, it could be forced to curtail or cease new investment activities, and its net asset value could decline.

Regulations governing Patriot’s operation as a business development company will affect its ability to, and the way in which it, raises additional capital.

Patriot’s business will require capital. Patriot may acquire additional capital from the following sources:

Senior Securities and Other Indebtedness.  Patriot may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which is referred to collectively as senior securities, up to the maximum amount permitted by the 1940 Act. If Patriot issues senior securities, including debt or preferred stock, it will be exposed to additional risks, including the following:

•	Under the provisions of the 1940 Act, Patriot is permitted, as a business development company, to issue senior securities only in amounts such that its asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of Patriot’s assets declines, it may be unable to satisfy this test. If that happens, Patriot will not be permitted to issue additional debt securities or preferred stock and/or make additional borrowings from banks or other financial institutions until it is able to satisfy this test.

•	Any amounts that Patriot uses to service its debt or make payments on preferred stock will not be available for dividends to its common shareholders.

•	It is likely that any senior securities or other indebtedness Patriot issues will be governed by an indenture or other instrument containing covenants restricting its operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, Patriot may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	Patriot and, indirectly, its shareholders will bear the cost of issuing and servicing such securities and other indebtedness.

•	Preferred stock or any convertible or exchangeable securities that Patriot issues in the future may have rights, preferences and privileges more favorable than those of its common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of its common stock.

Additional Common Stock.  Patriot is not generally able to issue and sell its common stock at a price below net asset value per share. Patriot may, however, sell its common stock, warrants, options or rights to acquire its common stock, at a price below the current net asset value of the common stock if its board of directors determines that such sale is in its best interests and that of its shareholders, and its shareholders approve such sale. In any such case, the price at which Patriot’s securities are to be issued and sold may not be less than a price which, in the determination of its board of directors, closely approximates the market value of such securities (less any distributing commission or discount). Patriot may also make rights offerings to its shareholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If Patriot raises additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, its common stock, the percentage ownership of its shareholders at that time would decrease and they may experience dilution. Moreover, Patriot can offer no assurance that it will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

Securitization of Loans.  In addition to issuing securities to raise capital, Patriot will continue to seek to securitize its loans to generate cash for funding new investments. To securitize loans, Patriot would generally create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who Patriot would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and it retains a portion of the equity in the securitized pool of loans. An inability to successfully securitize Patriot’s loan portfolio could limit its ability to grow its business, fully execute its business strategy and adversely affect its earnings, if any. Moreover, the securitization of Patriot’s loan portfolio might expose it to losses as the residual loans in which it does not sell interests will tend to be those that are riskier and more apt to generate losses.

Patriot is dependent upon its key investment personnel for its future success.

Patriot depends on the diligence, skill and network of business contacts of the investment professionals it employs for the sourcing, evaluation, negotiation, structuring and monitoring of its investments. Patriot’s future success will also depend, to a significant extent, on the continued service and coordination of its senior management team, particularly, Richard P. Buckanavage, its president and chief executive officer, and Timothy W. Hassler, its chief investment officer. The departure of Mr. Buckanavage, Mr. Hassler or any member of Patriot’s senior management team could have a material adverse effect on its ability to achieve its investment objective. In addition, if both of Messrs. Buckanavage and Hassler cease to be employed by Patriot, the lender under its Amended Securitization Facility could, absent a waiver or cure, terminate the facility.

Patriot’s business model depends to a significant extent upon strong referral relationships with private equity sponsors, and its inability to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect its business.

Patriot expects that members of its management team will maintain their relationships with private equity sponsors, and it will rely to a significant extent upon these relationships to provide it with potential investment opportunities. If Patriot’s management team fails to maintain its existing relationships or develop new relationships with other sponsors or sources of investment opportunities, it will not be able to grow its investment portfolio. In addition, individuals with whom members of Patriot’s management team have relationships are not obligated to provide it with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for it.

Patriot operates in a competitive market for investment opportunities.

Patriot competes for investments with other business development companies and other investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of Patriot’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than it does. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to Patriot, including from federal government agencies through federal rescue programs such as the U.S. Department of the Treasury’s Financial Stability Plan (which was formerly known as the Trouble Asset Relief Program). In addition, some of Patriot’s competitors may have higher risk tolerances or different risk assessments. These characteristics could allow Patriot’s competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than it. Patriot may lose investment opportunities if it does not match its competitors’ pricing, terms and structure. If Patriot is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. Furthermore, many of Patriot’s competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on it as a business development company.

Patriot cannot assure its shareholders that the competitive pressures it faces will not have a material adverse effect on its business, financial condition and results of operations. Also, as a result of this competition, Patriot may not be able to take advantage of attractive investment opportunities from time to time, and it cannot assure its shareholders that it will continue to be able to identify and make investments that are consistent with its investment objective.

Patriot will be subject to corporate-level income tax if it fails to maintain its status as a RIC under Subchapter M of the Code.

To maintain RIC tax treatment under the Code, Patriot must meet the following annual distribution, income source and asset diversification requirements.

•	The annual distribution requirement for a RIC will be satisfied if Patriot distributes to its shareholders on an annual basis at least 90% of its investment company taxable income (which is generally net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses), if any. In light of the termination event that occurred under the Amended Securitization Facility on April 3, 2009, it may not be possible for Patriot to continue to comply with the annual distribution requirement. If Patriot is unable to satisfy this requirement, it could fail to qualify as a RIC under Subchapter M of the Code and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if Patriot obtains at least 90% of its income for each year from dividends, interest, and gains from the sale of stock or securities or similar sources.

•	The asset diversification requirement will be satisfied if Patriot meets certain asset diversification requirements at the end of each quarter of its taxable year. Failure to meet those requirements may result in Patriot having to dispose of certain investments quickly or delay the closing of new investments in order to prevent the loss of RIC status and could result in a loss of business. Because most of Patriot’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If Patriot fails to qualify as a RIC under Subchapter M of the Code for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions.

Patriot may in the future choose to pay dividends in its own stock, in which case its shareholders may be required to pay tax in excess of the cash they receive.

Patriot may distribute taxable dividends that are payable in part in its stock. Under a recently issued IRS revenue procedure, up to 90% of any such taxable dividend for 2009 could be payable in stock. Taxable shareholders receiving such dividends would be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of Patriot’s current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. shareholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of Patriot’s stock at the time of the sale. Furthermore, with respect to non-U.S. shareholders, Patriot may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of Patriot’s shareholders determine to sell shares of its stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of its stock.

Patriot may have difficulty paying its required distributions if its recognizes income before or without receiving cash representing such income.

For federal income tax purposes, Patriot will include in income certain amounts that it has not yet received in cash, such as original issue discount, which may arise if it receives warrants in connection with the origination of a loan or possibly in other circumstances, such as in connection with the receipt of contractual payment-in-kind, or PIK, interest or dividends, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term or contractually deferred dividends added to Patriot’s equity investment in the portfolio company. Such original issue discount or contractual payment-in-kind arrangements will result in the recognition of income before Patriot receives any corresponding cash payments. Patriot also may be required to include in income certain other amounts that it will not receive in cash.

Since, in certain cases, Patriot may recognize income before or without receiving cash representing such income, it may have difficulty meeting the annual distribution requirement necessary to qualify as a RIC under subchapter M of the Code. Accordingly, Patriot may have to (i) sell some of its investments at times and/or at prices it would not consider advantageous, (ii) raise additional debt or equity capital or (iii) reduce new investment originations for this purpose. If Patriot is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Patriot borrows money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in it.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in Patriot. Patriot borrows from and issues senior debt securities to banks and other lenders. Holders of these senior securities have fixed dollar claims on its assets that are superior to the claims of its common shareholders. If the value of Patriot’s assets increases, then leveraging would cause the net asset value attributable to its common stock to increase more sharply than it would have had it not leveraged. Conversely, if the value of its assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had it not leveraged. Similarly, any increase in Patriot’s income in excess of interest payable on the borrowed funds would cause its net income to increase more than it would without the leverage, while any decrease in Patriot’s income would cause net income to decline more sharply than it would have had it not borrowed. Such a decline could negatively affect Patriot’s ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

At June 30, 2009, Patriot had $137.4 million of indebtedness outstanding, which had a weighted average annualized interest cost of 7.5% for the quarter ended June 30, 2009. In order for Patriot to cover these annualized interest payments on indebtedness, Patriot must achieve annual returns on its assets of at least 3.5%.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in Patriot’s common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $302.5 million in total assets, (ii) a weighted average cost of funds of 7.5%, (iii) $137.4 million in debt outstanding and (iv) $160.5 million in stockholders’ equity.

Assumed Return on Patriot’s Portfolio
(net of expenses)

	−10%	−5%	0%	5%	10%

Corresponding return to shareholder	−25%	−16%	−6%	3%	12%

Changes in interest rates may affect Patriot’s cost of capital and net investment income.

Because Patriot borrows to fund its investments, a portion of its income is dependent upon the difference between the interest rate at which it borrows funds and the interest rate at which it invests these funds. A portion of Patriot’s investments will have fixed interest rates, while a portion of its borrowings will likely have floating interest rates. As a result, a significant change in market interest rates could have a material adverse effect on Patriot’s net investment income. In periods of rising interest rates, Patriot’s cost of funds could increase, which would reduce its net investment income. Patriot may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit Patriot’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on Patriot’s business, financial condition and results of operations. Also, Patriot has limited experience in entering into hedging transactions, and it will initially have to rely on outside parties with respect to the use of such financial instruments or develop such expertise internally.

A significant portion of Patriot’s investment portfolio is and will continue to be recorded at fair value as determined in good faith by its board of directors and, as a result, there is and will continue to be uncertainty as to the value of its portfolio investments.

Under the 1940 Act, Patriot is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value as determined by its board of directors. Patriot is not permitted to maintain a general reserve for anticipated losses. Instead, Patriot is required by the 1940 Act to specifically value each individual investment and record an unrealized loss for any asset Patriot believes has decreased in value. Typically there is not a public market for the securities of the privately-held companies in which Patriot has invested and will generally continue to invest. As a result, Patriot values its investments in privately-held companies on a quarterly basis based on a determination of their fair value made in good faith and in accordance with the written guidelines established by its board of directors. In accordance with Statement of Financial Accounting Standards No. 157, “Fair Value Measurements,” Patriot principally utilizes the market approach to estimate the fair value of its equity investments where there is not a readily available market and it principally utilize the income approach to estimate the fair value of its debt investments where there is not a readily available market. Under the market approach, Patriot estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values from which Patriot derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, Patriot analyzes various factors, including the portfolio company’s historical and projected financial results. Patriot generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flows, net income, revenues, or in limited cases, book value. The private equity industry uses financial measures such as EBITDA in order to assess a portfolio company’s financial performance and to value a portfolio company. When using EBITDA to determine enterprise value, Patriot may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, restructuring related items and, one-time non-recurring income or expense items.

Under the income approach, Patriot generally prepares and analyzes discounted cash flow models based on its projections of the future free cash flows of the business. Patriot also uses bond yield models to determine the present value of the future cash flow streams of its debt investments. Patriot reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assesses the information in the valuation process.

The types of factors that may be considered in determining the fair value of Patriot’s investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, Patriot’s determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Patriot’s net asset value could be adversely affected if its determinations regarding the fair value of its investments were materially higher than the values that it ultimately realizes upon the disposal of such securities.

The lack of liquidity in Patriot’s investments may adversely affect its business.

Patriot generally makes investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of Patriot’s investments may make it difficult for Patriot to sell such investments if the need arises. In addition, if Patriot is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the value at which it had previously recorded its investments. Patriot may also face other restrictions on its ability to liquidate an investment in a portfolio company to the extent that it has material non-public information regarding such portfolio company.

Patriot may experience fluctuations in its quarterly results.

Patriot could experience fluctuations in its quarterly operating results due to a number of factors, including its ability to make investments in companies that meet its investment criteria, the interest rate payable on the debt securities Patriot acquires, the level of its expenses, prepayments of its debt securities, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which Patriot encounters competition in its markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Changes in laws or regulations governing Patriot’s operations may adversely affect its business.

Patriot and its portfolio companies are subject to local, state and federal laws and regulations. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on its business.

Patriot’s board of directors may change its operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse.

Patriot’s board of directors has the authority to modify or waive its current operating policies and strategies without prior notice and without shareholder approval. Patriot cannot predict the effect any changes to its current operating policies and strategies would have on its business, operating results and value of its stock. However, the effects might be adverse, which could negatively impact its ability to pay dividends and cause its shareholders to lose all or part of their investment.

Patriot’s investments in portfolio companies may be risky, and it could lose all or part of its investment.

Investing in small- to mid-sized companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that Patriot holds, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of it realizing any guarantees that it may have obtained in connection with its investment;

•	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on its portfolio company and, in turn, on it;

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, Patriot’s executive officers and directors may, in the ordinary course of business, be named as defendants in litigation arising from its investments in the portfolio companies; and

•	generally have less publicly available information about their businesses, operations and financial condition. Patriot is required to rely on the ability of its management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If Patriot is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and may lose all or part of its investment.

Patriot’s portfolio is and may continue to be concentrated in a limited number of portfolio companies and industries, which will subject it to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or by a downturn in the particular industry.

Patriot’s portfolio is and may continue to be concentrated in a limited number of portfolio companies and industries. Beyond the asset diversification requirements associated with Patriot’s qualification as a RIC, it does not have fixed guidelines for diversification, and while Patriot is not targeting any specific industries, its investments are, and could continue to be, concentrated in relatively few industries. As a result, the aggregate returns Patriot realizes may be significantly adversely affected if a small number of investments perform poorly or if Patriot needs to write down the value of any one investment. Additionally, a downturn in any particular industry in which Patriot is invested could also significantly impact the aggregate returns it realizes.

Price declines and illiquidity in the large corporate leverage loan market have adversely affected, and may continue to adversely affect, the fair value of Patriot’s syndicated loan portfolio, reducing its net asset value through increased net unrealized depreciation.

The continuing unprecedented declines in prices and illiquidity in the large corporate leverage loan market have resulted in significant unrealized depreciation in Patriot’s syndicated loan portfolio. Conditions in the large corporate leverage loan market may continue to deteriorate which could cause pricing levels to continue to decline. As a result, Patriot may continue to suffer additional unrealized losses and could incur significant realized losses in future periods in connection with the sale of its syndicated loans, which could have a material adverse impact on its business, financial condition and results of operations.

Patriot’s portfolio companies may incur debt that ranks equally with, or senior to, its investments in such companies.

Patriot invests primarily in senior secured loans, junior secured loans and subordinated debt issued by small- to mid-sized companies. Patriot’s portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which it invests. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which Patriot is entitled to receive payments with respect to the debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to Patriot’s investment in that portfolio company would typically be entitled to receive payment in full before it receives any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to Patriot. In the case of debt ranking equally with debt instruments in which Patriot invests, it would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Second priority liens on collateral securing loans that Patriot makes to its portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and it.

Certain loans that Patriot makes to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before Patriot. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then Patriot, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights Patriot may have with respect to the collateral securing the loans it makes to its portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that Patriot enters into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. Patriot may not have the ability to control or direct such actions, even if its rights are adversely affected.

There may be circumstances where Patriot’s debt investments could be subordinated to claims of other creditors or it could be subject to lender liability claims.

Even though Patriot may have structured certain of its investments as senior loans, if one of its portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which it actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize its debt investment and subordinate all or a portion of its claim to that of other creditors. Patriot may also be subject to lender liability claims for actions taken by it with respect to a borrower’s business or instances where Patriot exercises control over the borrower. It is possible that Patriot could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Patriot may not control any of its portfolio companies.

Patriot may not control any of its portfolio companies, even though it may have board representation or board observation rights and its debt agreements may contain certain restrictive covenants. As a result, Patriot is subject to the risk that a portfolio company in which it invests may make business decisions with which it disagrees and the management of such company, as representatives of the equity shareholders, may take risks or otherwise act in ways that do not serve its interests as debt investors.

Defaults by Patriot’s portfolio companies will harm its operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by Patriot or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt investments that Patriot holds. Patriot may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Prepayments of Patriot’s debt investments by its portfolio companies could adversely impact its results of operations and reduce its return on equity.

Patriot is subject to the risk that the investments it makes in its portfolio companies may be repaid prior to maturity. When this occurs, Patriot will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and Patriot could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, Patriot’s results of operations could be materially adversely affected if one or more of its portfolio companies elects to prepay amounts owed to it. Additionally, prepayments could negatively impact Patriot’s return on equity, which could result in a decline in the market price of its common stock.

Patriot may not realize gains from its equity investments.

Certain investments that Patriot has made in the past and may make in the future include warrants or other equity securities. In addition, Patriot may from time to time make non-control, equity co-investments in companies in conjunction with private equity sponsors. Patriot’s goal is ultimately to realize gains upon its disposition of such equity interests. However, the equity interests Patriot receives may not appreciate in value and, in fact, may decline in value. Accordingly, Patriot may not be able to realize gains from its equity interests, and any gains that it does realize on the disposition of any equity interests may not be sufficient to offset any other losses it experiences. Patriot also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow it to sell the underlying equity interests.

There is a risk that Patriot’s shareholders may not receive dividends or that Patriot’s dividends may not grow over time.

Patriot cannot assure its shareholders that it will achieve investment results that will allow it to make a specified level of cash distributions or year-to-year increases in cash distributions. As a result of the termination event that occurred under the Amended Securitization Facility on April 3, 2009, Patriot is required to dedicate a significant portion of its operating cash flow to repay the principal amount outstanding under the Amended Securitization Facility by April 2011. As a result, it may be required to severely limit or otherwise cease making cash distributions to its shareholders. In addition, due to the asset coverage test applicable to it as a business development company and financial covenants contained in its loan agreements, Patriot may be limited in its ability to make distributions.

Investing in Patriot’s shares may involve an above average degree of risk.

The investments Patriot makes in accordance with its investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Patriot’s investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in its shares may not be suitable for someone with lower risk tolerance.

The market price of Patriot’s common stock may fluctuate significantly.

The market price and liquidity of the market for shares of Patriot’s common stock may be significantly affected by numerous factors, some of which are beyond its control and may not be directly related to its operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in its sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status for U.S. federal income tax purposes;

•	changes in earnings or variations in operating results;

•	changes in the value of its portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of its key personnel;

•	operating performance of companies comparable to it;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that Patriot’s net asset value per share may decline. Patriot cannot predict whether its common stock will trade at, above or below net asset value. In recent quarters, the price of its common stock has traded at prices below its net asset value. It should be noted that share prices of many other business development companies have also traded at prices below their net asset value.

In addition, if Patriot’s common stock trades below net asset value, it will generally not be able to issue additional common stock at the market price unless its shareholders approve such a sale and its board of directors makes certain determinations.

Patriot’s common stock could be delisted from the NASDAQ Global Select Market if it is unable to maintain its compliance with NASDAQ listing requirements.

In recent months, many public companies whose securities trade on the NASDAQ Global Select Market have experienced significant volatility and sharp declines in their stock prices. In general, in order to meet NASDAQ’s continued listing standards, the closing bid of a company’s common stock must be at least $1.00 per share.

If the closing bid price per share for Patriot’s common stock were to fall below $1.00 per share for 30 consecutive business days, it would receive notification from NASDAQ indicating that it is not in compliance with NASDAQ Marketplace Rule 4450(a)(5). In accordance with NASDAQ Marketplace Rule 4450(e)(2), Patriot would then be provided 180 calendar days to regain compliance.

To regain compliance with the minimum bid price requirement, the closing bid price of Patriot’s common stock must remain at $1.00 per share or more for a minimum of ten consecutive business days. If Patriot were unable to regain compliance, it would be able to apply to list its common stock on the NASDAQ Capital Market and NASDAQ will determine whether it meets the NASDAQ Capital Market initial listing criteria as set forth in NASDAQ Marketplace Rule 4310(c), except for the minimum bid price requirement. If Patriot was able to meet the NASDAQ Capital Market initial listing criteria, NASDAQ may notify it that it has been granted an additional 180 calendar days to come into compliance with the minimum bid price requirement. If Patriot were not able to meet the initial listing criteria, NASDAQ may provide it with written notification that its common stock would be delisted. At that time, Patriot would be permitted to appeal NASDAQ’s determination to delist its common stock to a NASDAQ Listings Qualifications Panel.

Delisting from the NASDAQ could have an adverse effect on Patriot’s business and on the trading of its common stock. If a delisting of Patriot’s common stock from NASDAQ were to occur, its common stock would trade on the Over-the-Counter Bulletin Board or on the “pink sheets” maintained by the National

Quotation Bureau, Inc. Such alternatives generally are considered to be less efficient markets, and Patriot’s stock price, as well as the liquidity of its common stock, could be affected adversely.

Terrorist attacks, acts of war or natural disasters may affect any market for Patriot’s common stock, impact the businesses in which it invests and harm its business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt Patriot’s operations, as well as the operations of the businesses in which it invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which Patriot invests directly or indirectly and, in turn, could have a material adverse impact on its business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Certain provisions of Patriot’s restated certificate of incorporation and restated bylaws as well as the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of its common stock.

Patriot’s restated certificate of incorporation and its restated bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for it. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of Patriot’s common stock the opportunity to realize a premium over the market price for its common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this document may constitute forward-looking statements because they relate to future events or future performance or financial condition. These forward-looking statements may include statements as to:

•	the likelihood that the proposed merger is completed and the anticipated timing of the completion of the proposed merger;

•	the period following the completion of the merger and the transactions contemplated by the merger agreement;

•	the ability of Patriot and Prospect’s businesses to successfully integrate if the proposed merger is completed; and

•	Patriot’s future operating results and business prospects if the proposed merger is not completed;

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this document involve risks and uncertainties. Actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this document.

The forward-looking statements included in this document have been based on information available to Patriot and Prospect on the date of this document, as appropriate, and Patriot and Prospect assume no obligation to update any such forward-looking statements. Although Patriot and Prospect undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that Patriot and Prospect may make directly to you or through reports that Patriot and Prospect in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements in this document are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

The special meeting of Patriot shareholders will take place on          ,          , 2009, at      a.m. (Eastern Daylight Time), at the offices of                                                                                                              .

Purpose of the Special Meeting

Patriot shareholders are being asked to consider and vote on the following items at the special meeting:

•	A proposal to adopt the Agreement and Plan of Merger, dated as of August 3, 2009, by and between Patriot and Prospect, as such agreement may be amended from time to time; and

•	A proposal to approve the adjournment of the meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are not sufficient votes at the time of the meeting to adopt the foregoing proposal.

See “The Merger Proposal” and “Description of the Merger Agreement.”

Patriot’s board of directors, including the independent directors, unanimously recommends that shareholders vote “FOR” approval of the merger agreement and the transactions contemplated by the merger agreement.

Record Date

Only holders of record of Patriot’s common stock at the close of business on          , 2009, the record date, are entitled to notice of and to vote at the special meeting. On the record date, approximately      shares of common stock were issued and outstanding and held by approximately           holders of record.

Quorum and Adjournments

A quorum is required to be present in order to conduct business at the special meeting. A quorum will be present if a majority of the votes entitled to be cast are present, in person or by proxy. Proxies properly executed and marked with a positive vote, a negative vote or an abstention, as well as broker non-votes, will be considered to be present at the special meeting for purposes of determining whether a quorum is present for the transaction of all business at the special meeting. Broker non-votes exist where a broker proxy indicates that the broker is not authorized to vote on a particular proposal.

Shareholders will also be asked to consider a proposal to adjourn or postpone of the meeting for the solicitation of additional votes, if necessary. Any such adjournment will only be permitted if approved by the holders of shares representing a majority of the votes present in person or by proxy at the special meeting, whether or not a quorum exists. Abstentions and broker non-votes will be treated for purposes of the adjournment vote as votes cast “against” the adjournment.

Vote Required

Holders of record of Patriot’s common shares on the record date are entitled to one vote per share.

Merger proposal.  The affirmative vote of the holders of a majority of Patriot’s outstanding shares entitled to vote is required to approve the merger agreement and the proposed merger. Shareholders who abstain, fail to return their proxies or do not otherwise vote, will be voting “against” the merger agreement and the proposed merger. Brokers who hold shares of stock in street name cannot vote those shares if the brokers are not provided with voting instructions in accordance with their procedures, and this would also be counted as a vote “against” the merger proposal.

Voting of Management

At the close of business on          , 2009, Patriot’s executive officers and directors owned and were entitled to vote           shares of Patriot’s common stock, representing     % of Patriot’s outstanding shares of common stock on that date. None of Patriot’s executive officers or directors has entered into any voting agreement relating to the proposed merger; however, each of Patriot’s executive officers and directors has indicated that he intends to vote his shares of common stock in favor of the approval of the merger and the merger agreement as long as the merger agreement is in effect.

Voting of Proxies

All shares represented by properly executed proxies received in time for the special meeting will be voted at the special meeting in the manner specified by the shareholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted “for” the approval of each matter to be voted on at the special meeting, including approval of the proposed merger and the merger agreement. Shareholders may also vote by calling the proxy solicitor at (          )           -          .

Patriot does not expect that any matters other than those discussed above will be brought before the special meeting. If, however, other matters are properly presented at the special meeting, the individuals named as proxies will vote on such matters in their discretion.

Revocability of Proxies

Submitting a proxy on the enclosed form does not preclude a shareholder from voting in person at the special meeting. A shareholder may revoke a proxy at any time before it is voted by filing with Patriot a duly executed revocation of proxy, by submitting a duly executed proxy to Patriot with a later date, by re-voting by calling the proxy solicitor at (          )           -          , or by appearing at the special meeting and voting in person. Shareholders may revoke a proxy by any of these methods, regardless of the method used to deliver a shareholder’s previous proxy. Attendance at the special meeting without voting will not itself revoke a proxy.

Solicitation of Proxies

Patriot will bear the expenses incurred in connection with the printing and furnishing of this document to its shareholders. In addition to solicitation by mail, Patriot’s executive officers, who will not be specially compensated, may solicit proxies from Patriot’s shareholders by telephone, facsimile, telegram or other electronic means or in person. Patriot has retained           to assist in the solicitation of proxies from shareholders for fees and expenses of approximately $     . Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares held of record by these persons, and Patriot will reimburse them for their reasonable out-of-pocket expenses.

Patriot will mail a copy of this document, including the Notice of Annual Meeting and the proxy card included in these materials, to each holder of record of its common stock on the record date.

Dissenters’ Rights

Shareholders do not have the right to exercise dissenters’ rights with respect to any matter to be voted upon at the special meeting, including approval of the merger agreement.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Prospect announced on August 3, 2009 that it intends to acquire the outstanding shares of Patriot common stock. The merger agreement provides that the holders of Patriot’s common stock will receive the right to receive 0.3992 shares of Prospect common stock. This is estimated to result in approximately 8.6 million shares of common stock being issued by Prospect. In connection with the transaction, Prospect will repay all the outstanding borrowings of Patriot, in compliance with the merger agreement. The unaudited pro forma condensed combined financial information has been derived from and should be read in conjunction with the historical consolidated combined financial statements and the related notes of both Patriot and Prospect, which are included elsewhere in this document.

The following unaudited pro forma condensed combined financial information and explanatory notes illustrate the effect of the merger on Prospect’s financial position and results of operations based upon the companies’ respective historical financial positions and results of operations under the acquisition method of accounting with Prospect treated as the acquirer. Under this method of accounting, the assets and liabilities of Patriot will be recorded by Prospect at their estimated fair values as of the date the merger is completed. The unaudited pro forma condensed combined financial information of Prospect and Patriot reflects the unaudited combined condensed balance sheet as of March 31, 2009 and the unaudited combined condensed income statements for the year ended June 30, 2008 and the nine months ended March 31, 2009, updated where more timely information is available. The condensed consolidated balance sheet as of March 31, 2009 assumes the acquisition took place on that date. The condensed consolidated statements of income for the year ended June 30, 2008 and the nine months ended March 31, 2009 assume the acquisition took place on July 1, 2007.

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of each period presented, nor the impact of possible business model changes. The unaudited pro forma condensed combined financial information also does not consider any potential impacts of current market conditions on revenues, expense efficiencies, asset dispositions, and share repurchases, among other factors. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma condensed combined financial information, the allocation of the pro forma purchase price reflected in the unaudited pro forma condensed combined financial information is subject to adjustment and may vary significantly from the actual purchase price allocation that will be recorded upon completion of the merger.

Prospect Capital Corp and Subsidiaries

Pro Forma Condensed Consolidated Balance Sheet
Unaudited
March 31, 2009
(In Thousands)

			Pro Forma
	Prospect	Patriot(1)	Adjustments		Pro Forma

Assets and Liabilities Data
Investment Securities	555,041	265,931	(69,608	)(4)	751,364
Cash	39,703	5,396	131,540	(2)	39,072
			(137,567	)(3)
Other Assets	8,062	2,011	—		10,073

Total Assets	602,806	273,338	(75,635)		800,509

Borrowings	137,567	111,959	(137,567	)(3)	111,959
			111,959	(4)
			(111,959	)(4)
Other Liabilities	21,215	5,606	—		26,821

Total Liabilities	158,782	117,565	(137,567)		138,780

Net Assets	444,024	155,772	131,540	(2)	661,728

			(69,608	)(4)

Prospect Capital Corp and Subsidiaries
Pro Forma Condensed Consolidated Income Statement
Unaudited
Year Ended June 30, 2008
(In Thousands)

	Year Ended
	June 30, 2008		Pro Forma
Performance Data	Prospect	Patriot	Adjustments		Pro Forma

Interest and Dividend Income	71,066	41,321	—(5)		112,387
Fee Income	—	942	—		942
Other Income	8,336	531	—		8,867

Total Investment Income	79,402	42,794	—		122,196

Interest Expense	(6,318)	(8,257)	6,717	(6)	(7,858)
Base Management Fees	(8,921)	—	(7,077	)(7)	(15,998)
Income Incentive Fees	(11,278)	—	(5,857	)(8)	(17,135)
General and Administrative Expenses	(7,772)	(9,325)	4,434	(9)	(12,663)

Total Expenses	(34,289)	(17,582)	(1,784)		(53,655)

Net Investment Income	45,113	25,212	(1,784)		68,541

Realized Gain/(Loss)	(16,222)	(426)	—		(16,648)
Unrealized Gain/(Loss)	(1,300)	(17,650)	—		(18,950)

Net Realized and Unrealized Gain/(Loss)	(17,522)	(18,076)	—		(35,598)

Net Income	27,591	7,136	(1,784)		32,943

Average Shares Outstanding	23,627	20,051	2,737	(10)	46,415

Earnings Per Share	1.17	0.36	—		0.71

Prospect Capital Corp and Subsidiaries
Pro Forma Condensed Consolidated Income Statement
Unaudited

Nine Months Ended March 31, 2009
(In Thousands)

	Nine Months Ended
	March 31, 2009		Pro Forma
	Prospect	Patriot	Adjustments		Pro Forma

Interest and Dividend Income	64,695	27,376	—(5)		92,071
Fee Income	—	1,220	—		1,220
Other Income	13,986	339	—		14,325

Total Investment Income	78,681	28,935	—		107,616

Interest Expense	(4,828)	(5,759)	5,038	(6)	(5,549)
Base Management Fees	(8,740)	—	(5,236	)(7)	(13,976)
Income Incentive Fees	(11,795)	—	(3,851	)(8)	(15,646)
General and Administrative Expenses	(6,136)	(5,537)	1,813	(9)	(9,860)

Total Expenses	(31,499)	(11,296)	(2,236)		(45,031)

Net Investment Income	47,182	17,639	(2,236)		62,585

Realized Gain/(Loss)	1,661	(12,049)	—		(10,388)
Unrealized Gain/(Loss)	(12,990)	(33,300)	—		(46,290)

Net Realized and Unrealized Gain/(Loss)	(11,329)	(45,349)	—		(56,678)

Net Income (Loss)	35,853	(27,710)	(2,236)		5,907

Average Shares Outstanding	29,708	20,812	1,976	(10)	52,496

Earnings Per Share	1.21	(1.33)	—		0.11

Prospect Capital Corp and Subsidiaries

Notes to Pro Forma Condensed Consolidated Financial Statements
Unaudited
(In Thousands)

Note 1	To reflect Patriot’s June 30, 2009 balance sheet, updated for estimated changes subsequent to June 30, 2009 to the acquisition date:

	PCAP		PCAP
	Historical		June 30,
	June 30,		2009
	2009	Adjustments(A)	As adjusted

Investment Securities	$283,929	$(17,998)	$265,931
Cash and cash equivalents	8,150	(2,754)	5,396
Other Assets	10,461	(8,450)	2,011

Total Assets	$302,540	$(29,202)	$273,338

Borrowings	$137,365	$(25,406)	$111,959
Other Liabilities	4,680	926	5,606

Total Liabilities	142,045	(24,480)	117,565
Net Assets	160,495	(4,723)	155,772

	$302,540	$(29,202)	$273,338

(A)	Primarily the result of sale of certain investments subsequent to June 30, 2009 and the use of the proceeds to repay outstanding borrowings.

Note 2	To record the sale of 16,618 shares of Prospect common stock between April 1, and July 7, 2009. The sale of equity resulted in raising approximately $131,540 of cash.

Note 3	To record the repayment of Prospect’s outstanding borrowings of approximately $137,567 with the cash raised resulting from the equity raises (Note 2).

Note 4	To reflect the acquisition of Patriot by the issuance of approximately 8.6 million shares of Prospect common stock and the payment of $111,959, which was used to pay Patriot outstanding borrowings. The $111,959 is expected to be funded by borrowing on Prospect’s credit line. Below reflects the allocation of purchase price on the basis of the fair value of assets acquired and liabilities assumed:

Prospect Capital Corp and Subsidiaries

Notes to Pro Forma Condensed Consolidated Financial Statements — (Continued)
Unaudited
(In Thousands)

Components of Purchase Price:

	Patriot				Adjusted
	Historical	Adjustments			Values

Cash (to repay Patriot Debt)	$111,959	$			$111,959
Common Stock issued	86,165		—		86,165

Total Purchase Price	198,124		—		198,124

Assets acquired:
Investments	265,931		(69,608	)(A)	196,323
Cash and cash equivalents	5,075				5,075
Other assets	2,332				2,332

Assets acquired	273,338		(69,608)		203,730
Other Liabilities	(5,606)				(5,606)

	(5,606)		—		(5,606)

	267,732		(69,608)		198,124

Cost in Excess of assets acquired	$(69,608)		$69,608		$—

(A)	To reflect the write down of Patriot’s fair value of its investments to Prospect’s determination of fair value. Prospect in conjunction with an independent valuation agent has determined that a fair value approximating the purchase price, which is approximately $70 million less than the value determined by Patriot, is appropriate. Patriot’s fair values, some of which have been determined in conjunction with an independent valuation agent, were derived utilizing different market assumptions than those utilized by Prospect.

Note 5	The purchase price of the investments being acquired from Patriot is below the amortized cost of such investments. As a result, subsequent to the acquisition date Prospect will record the accretion to par value in interest income over the term of the investment. Interest income has not been adjusted to reflect the accretion to par value for the periods presented. The accretion for the first 12 months after acquisition is estimated to be approximately $17.0 million.

Note 6	To reflect the reduction of Patriot interest expense for the year ended June 30, 2008 and the nine months ended March 31, 2009 as though the repayment of the $111,959 occurred on July 1, 2007.

Note 7	Base management fees were computed based on 2% of Average Assets per Prospect’s investment advisory agreement with Prospect Capital Management, LLC.

Note 8	Incentive management fees were recomputed based on the formula in Prospect’s investment advisory agreement with Prospect Capital Management, LLC.

Note 9	Adjustments to general and administrative expenses were made to reflect investment professionals being retained by Prospect Capital Management, LLC and covered by the management fees.

Prospect Capital Corp and Subsidiaries

Notes to Pro Forma Condensed Consolidated Financial Statements — (Continued)
Unaudited
(In Thousands)

Note 10	Weighted average shares have been adjusted to reflect the following :

	Year Ended	Nine Months Ended
	June 30, 2008	March 31, 2009

Prospect Weighted Average Shares Outstanding	23,627	29,708
Estimated shares issued to fund the repayment of Patriots Debt (reflected as outstanding for all periods presented)	14,172	14,172
Estimated shares issued in connection with the Merger, including any shares issued in satisfaction of any restricted stock agreements (reflected as outstanding for all periods presented)	8,616	8,616

Prospect Adjusted Weighted Average Shares Outstanding	46,415	52,496

THE MERGER PROPOSAL

The discussion in this document, which includes all of the material terms of the proposed merger and the principal terms of the merger agreement, is subject to, and is qualified in its entirety by reference to, the merger agreement, a copy of which is attached as Annex A to this document and is incorporated by reference in this document.

General Description of the Merger

Pursuant to the merger agreement, at the effective time Patriot will merge with and into Prospect with Prospect as the surviving entity in the merger and Patriot will cease to exist as a separate corporation following the merger. In the merger, each outstanding share of Patriot common stock will be converted into the right to receive approximately 0.3992 shares of common stock of Prospect, subject the payment of cash in lieu of fractional shares of Prospect common stock resulting from the application of the foregoing exchange ratio. As more fully described in this document, the merger agreement requires that Patriot declare, to the extent necessary, a “final” dividend prior to the closing of the merger in amount equal to its undistributed investment company taxable income and net capital gain (if any), and the exchange ratio will be adjusted for any such dividend that Patriot may declare prior to closing. However, the exchange ratio will not be adjusted for dividends declared by Prospect, except in certain extraordinary circumstances.

If the merger is consummated, all the assets and liabilities of Patriot and Prospect immediately before the merger will become assets and liabilities of Prospect, as the surviving entity, immediately after the merger, and Patriot’s wholly-owned subsidiary, Patriot Capital Funding LLC I, will become a direct wholly-owned subsidiary of Prospect after the merger. As a condition to closing, Prospect is obligated to repay the principal, interest and penalties under the Amended Securitization Facility and other amounts related to the Amended Securitization Facility not to exceed $1.35 million.

Following completion of the merger and based on the number of shares of Prospect common stock issued and outstanding on the date hereof, former Patriot shareholders will hold approximately 15.2% of the outstanding common shares of Prospect.

Background of the Merger

In late 2008, Patriot disclosed in its SEC filings that as a result of the unprecedented instability in the financial markets and the severe slowdown in the overall economy, it did not have adequate liquidity to operate its business. In early 2009, Patriot also disclosed in its SEC filings that it was shifting its short-term business focus from making debt and equity investments to preserving its liquidity position. Subsequent to such public disclosures, Patriot began to receive a number of unsolicited inquiries from potential acquirers and investors seeking to assess whether Patriot would be interested in engaging in a strategic transaction. Prior to April 2009, such informal inquiries were brought to the attention of Patriot’s board of directors. However, given the facts that the market price of Patriot’s common stock was substantially below the net asset value per share of its common stock and Patriot was not in violation of any of the covenants under the Amended Securitization Facility, it was determined that such inquiries were not in the best interests of Patriot and its shareholders and did not merit further consideration at such time.

In January 2009, Patriot began to negotiate the terms of the renewal of the liquidity facility that supported the Amended Securitization Facility with BMO Capital Markets Inc. (“BMO”), the agent of the lenders under the liquidity facility and the Amended Securitization Facility. The liquidity facility was provided by the lenders that participated in the Amended Securitization Facility for a period of 364 days and was renewable annually thereafter at the option of the lenders. If the liquidity facility was not renewed by the lenders on or before April 11, 2009, a termination event would occur under the Amended Securitization Facility, which would require, among other things, that all principal and interest collected from the debt investments secured by the facility be used to repay amounts outstanding under the facility by April 2011. In connection with these negotiations, BMO provided Patriot with a term sheet that outlined the lenders’ offer to extend the liquidity facility for an additional 364-day period. Over the course of the next few months, Patriot delivered various informational requests to BMO in order to secure approval of the terms and conditions as outlined in the term sheet provided. However, shortly before April 11, 2009, the offer to extend the liquidity facility was withdrawn without explanation by BMO leaving Patriot with few, if any, options to obtain alternative debt financing.

Because of the risk that the liquidity facility supporting the Amended Securitization Facility would not be renewed in the months leading up to its expiration on April 11, 2009, Patriot’s board of directors and management began exploring various strategic alternatives. At its regularly scheduled March 3, 2009 board meeting, Patriot management presented the Patriot board of directors with two alternatives for obtaining additional liquidity for Patriot:

•	converting to a bank holding company structure in order to access the U.S. Department of the Treasury’s Troubled Asset Relief Program and other federal government programs that sought to provide liquidity to banks and other financial institutions, or

•	forming a Small Business Investment Company, or SBIC, subsidiary in order to access the capital markets through the issuance of debentures guaranteed by the U.S. Small Business Administration.

At the same time, Patriot management was continuing to negotiate the renewal of the liquidity facility with the Amended Securitization Facility lenders as well as seeking alternative debt financing in the event the liquidity facility would not be renewed. After considerable discussion, the Patriot board of directors instructed management not to pursue a conversion to a bank holding company structure until there was more information as to whether the liquidity facility would be renewed. With respect to the SBIC subsidiary option, management was instructed to take the initial steps necessary to form an SBIC subsidiary; however, management noted that the entire process typically takes up to 12 months and cannot be accelerated, so forming an SBIC subsidiary would only be a viable alternative if the liquidity facility was renewed.

As a result of the potential non-renewal of the liquidity facility under the Amended Securitization Facility, Patriot disclosed in its annual report on Form 10-K for the year ended December 31, 2008 (which was filed with the SEC on March 16, 2009) that there was substantial doubt with respect to its ability to continue as a going concern unless it was able to renew the liquidity facility or otherwise negotiate with the lenders under the Amended Securitization Facility for repayment terms that would not require it to use all principal and interest collected from the debt investments secured by the facility to repay amounts outstanding under the facility.

On April 3, 2009, a termination event occurred under the Amended Securitization Facility that prohibited Patriot from making additional advances under the Amended Securitization Facility and required that all principal, interest and fees collected from the debt investments secured by the Amended Securitization Facility be used to pay down amounts outstanding under the Amended Securitization Facility within 24 months following the date of the termination event. In addition, the termination event permits the lenders under the facility, upon a 10-day notice to Patriot, to accelerate amounts outstanding under the Amended Securitization Facility and exercise other rights and remedies provided by the Amended Securitization Facility, including the right to sell the collateral under the Amended Securitization Facility.

As a result of the foregoing, Patriot filed a Form 8-K with the SEC on April 7, 2009 disclosing the fact that a termination event had occurred under the Amended Securitization Facility. Patriot also disclosed in the Form 8-K that it was “currently evaluating other financing and/or strategic alternatives, including possible debt or equity financing, acquisition or disposition of assets, and other strategic transactions.” In subsequent periodic reports filed with the SEC, Patriot indicated that, because substantially all of its debt investments were secured under the Amended Securitization Facility, Patriot could not provide any assurance that it would have sufficient cash and liquid assets to fund its operations and dividend distributions to its shareholders, which failure could, among other things, result in adverse tax consequences, including possible failure to qualify as a RIC under Subchapter M of the Code.

On April 24, 2009, the Patriot board of directors formally engaged FBR to act as its financial advisor in connection with the exploration of strategic alternatives. In that regard, at Patriot’s request, FBR compiled a list of potential strategic partners among business development companies, commercial finance companies, banks, private equity funds and hedge funds and, at Patriot’s request, contacted each of them to inquire as to whether they might be interested in pursuing a strategic transaction with Patriot, including, among other things, a stock or cash merger, a significant equity investment, a refinancing of Patriot’s debt, or a purchase of assets.

Concurrent with the engagement of FBR, the Patriot board of directors also instructed management to continue forbearance discussions with the lenders in an effort to ensure that the lenders would not accelerate payments due under the Amended Securitization Facility.

On May 7, 2009, the Patriot board of directors held a regularly scheduled board meeting and asked for an update as to the forbearance discussions between management and BMO. Mr. Buckanavage indicated that BMO was requesting a number of actions be taken in order to avoid acceleration of the facility, including pledging all currently unpledged loans and equity positions as collateral under the facility, establishing a bank account with BMO and reducing compensation paid to board members. At the same meeting, Mr. Buckanavage provided an update with respect to the status of discussions with potential strategic partners. Mr. Buckanavage indicated that, at Patriot’s instruction, FBR had contacted 133 potential strategic partners. Of the 133 potential strategic partners contacted, 51 had executed non-disclosure agreements with Patriot, which included, among other standard provisions, restrictions on their use of Patriot’s confidential information, a prohibition on such party soliciting the employees of Patriot, an undertaking by such parties to abide by the rules of the evaluation process established by Patriot, and an agreement by such party to not acquire, or attempt to acquire, securities of Patriot except through the evaluation process. Following execution of the non-disclosure agreements, the relevant parties received or were given access to confidential information regarding, among other things, Patriot’s business, management, assets, liabilities, financial condition and results of operations.

A special board meeting was held on May 18, 2009 attended by the entire Patriot board of directors as well as representatives of Alston & Bird, LLP (“Alston”), Patriot’s counsel with respect to the Amended Securitization Facility. Mr. Buckanavage provided the Patriot board of directors with an update on his negotiations with BMO on the forbearance agreement. He noted that BMO had requested a number of additional terms in exchange for granting forbearance, including a $3 million payment to Patriot Capital Funding, LLC I (“Patriot LLC”) to assist it in paying down it obligations under the facility, a pledge of all Patriot’s unencumbered assets, including all unrestricted cash, to support the facility, a 75 basis point fee (which would approximate $1 million), and a requirement that Patriot get BMO’s consent before modifying the terms of the loans it has with any of its portfolio companies. Mr. Buckanavage noted that these additional terms would greatly weaken Patriot’s cash position and hinder its ability to service its existing portfolio companies.

The Patriot board of directors considered the possibility of Patriot filing for bankruptcy protection and issues regarding the possibility of Patriot LLC filing concurrently with Patriot. Among other things, the Patriot board of directors noted that the independent directors of Patriot LLC would have to unanimously consent to a bankruptcy filing. After considering various issues relating to Patriot LLC’s ability and willingness to file for bankruptcy protection, the Patriot board of directors expressed its strong preference to continue negotiations with BMO in an attempt to make the forbearance agreement more palatable rather than to seriously consider filing for bankruptcy protection.

A special board meeting was held on May 22, 2009 attended by the entire Patriot board of directors as well as representatives of FBR. Mr. Buckanavage updated the board of directors regarding discussions with BMO and stated that the conditions that BMO was asking for in exchange for forbearance were terms that Patriot may not be able to satisfy while protecting shareholder value. Specifically, BMO wanted access to the letters of interest, or LOIs, obtained from the potential strategic partners who had requested and received confidential information concerning Patriot. Representatives of FBR then updated the Patriot board of directors with respect to the status of discussions with potential strategic partners. FBR noted that Patriot had received 18 LOIs from 16 different parties. The Patriot board of directors discussed the various LOIs with the assistance of Patriot’s financial advisors.

As a result of the increasing friction between BMO and Patriot, management became increasingly concerned that BMO might exercise its right to seize Patriot LLC’s assets which would result in the lenders having control over Patriot LLC’s assets and allow them to separately engage in discussions regarding sales of such assets for the purpose of paying down Patriot’s debt. In such event, the Patriot board of directors was concerned that BMO would likely seek to sell such assets over a short period of time in order to generate sufficient cash to payoff the Amended Securitization Facility without regard to maximizing the amount available to Patriot’s shareholders. Such a sale would likely result in selling assets at fire sale prices, thereby diminishing or potentially eliminating the amount of cash available to distribute to shareholders. Based on that concern, the Patriot board of directors considered whether filing for bankruptcy protection would be advisable under the circumstances since such a filing would prevent the lenders from removing Patriot as servicer over its investment portfolio and would prevent the lenders from seizing any of the assets pledged as collateral under the facility. Patriot felt that retaining servicing rights over its investment portfolio provided the best opportunity to complete one or more strategic transactions that were in the best interests of its shareholders.

On May 26, 2009, the Patriot board of directors held a special meeting attended by the entire board as well as representatives of FBR. FBR noted that Patriot had received four additional LOIs, which raised the total number of LOIs received to 22. Mr. Melsheimer, chairman of the Patriot board of directors, recommended that the board establish key criteria for determining which of the 22 LOIs had characteristics that the board felt were most important. These factors were deemed to be (a) value to Patriot’s common shareholders; (b) form of the consideration (i.e., cash or common stock); (c) whether the transaction would result in meaningful repayment of the Amended Securitization Facility; (d) whether the transaction could be completed quickly; (e) whether the transaction would require the approval of shareholders of either the strategic partner or Patriot; and (f) how existing employees of Patriot would be treated. After a detailed review and discussion of the merits and drawbacks of each of the 22 LOIs with the assistance of Patriot’s financial advisors, the board authorized FBR to invite 12 of the 22 bidders to the second round and authorized management, with the assistance of Patriot’s legal and financial advisors, to begin preliminary negotiations with each in an effort to determine which of the 12 potential strategic partners best satisfied the goals set forth by the board.

Following this discussion, Mr. Buckanavage reported that the negotiations relating to the forbearance agreement were not progressing as hoped and that he felt an acceptable forbearance agreement would be unlikely at this time. In light of this, the board decided that it was imperative that negotiations with the twelve potential strategic partners begin as soon as possible.

On May 29, 2009, the Patriot board of directors held a special meeting attended by the entire board. The board called the meeting to receive an update from Mr. Buckanavage as to his discussions with potential bankruptcy counsel. Mr. Buckanavage reported that he had spoken with three bankruptcy firms and, as a result of his discussions, recommended that the board consider engaging Young Conaway Stargatt & Taylor, LLP (“Young Conaway”). The board authorized Mr. Buckanavage to engage Young Conaway to provide advice in the event that Patriot was forced to seek bankruptcy protection. Separately, Mr. Buckanavage reported he had apprised the independent directors of Patriot LLC as to how negotiations were progressing with BMO and notified them that Patriot was considering a broad range of strategic options, including transactions proposed in the LOIs, further negotiations with BMO and a potential bankruptcy filing. The independent directors of Patriot LLC requested several items from Mr. Buckanavage, including Patriot’s most recent SEC filings, its most recent valuation report from Duff & Phelps and the notice of termination under the Amended Securitization Facility.

On June 1, 2009, the Patriot board of directors held a special meeting attended by the entire board as well as representatives from Sutherland Asbill & Brennan LLP (“Sutherland”), Patriot’s outside corporate counsel, and representatives of Young Conaway. Mr. Buckanavage reported that BMO had requested additional concessions from Patriot with respect to the forbearance agreement, including the addition of one more independent director to Patriot LLC approved by BMO and the identification of the specific parties who had submitted LOIs to Patriot. Previously Patriot had provided the details of the LOIs on a no-names basis. The Patriot board of directors was concerned that these actions were designed to allow BMO to negotiate directly with the potential strategic partners that had submitted LOIs and potentially to prevent Patriot from considering all alternatives available to Patriot, including the possibility of seeking bankruptcy protection. The board instructed Mr. Buckanavage to make clear to BMO that Patriot would seek a confidentiality agreement with BMO in the event Patriot agreed to release the names of the potential strategic partners to BMO.

On June 5, 2009, the Patriot board of directors held a special meeting attended by the entire board as well as representatives from Sutherland and representatives of Young Conaway. Mr. Buckanavage updated the board on forbearance negotiations with BMO. In connection with possible forbearance of Patriot’s obligations under the facility, Mr. Buckanavage reported that BMO had requested loan documentation for all portfolio companies and placed onerous conditions on allowing Patriot to use any of its funds to assist two of its portfolio companies which included, among other things, a 20 basis point fee, an increase in the interest rate under the Amended Securitization Facility to prime rate plus 300 basis points, termination of Patriot’s existing swap agreements, which would result in a realized loss of $3.3 million, and adding a third independent director to Patriot’s wholly-owned subsidiary. The board of directors was concerned that providing loan documentation to BMO might be a precursor to BMO exercising its rights and remedies.

A representative of Young Conaway then reported his discussion with the outside legal counsel to the two independent managers of Patriot LLC relating to a possible joint bankruptcy filing, which the Patriot board of directors discussed and considered. The Patriot board of directors then determined that a bankruptcy filing, by Patriot without a simultaneous bankruptcy filing by Patriot LLC would not realize many benefits since a large portion of Patriot’s assets are held by Patriot LLC.

On June 7, 2009, the Patriot board of directors held a special meeting attended by the entire board as well as a representative from Sutherland and representatives of Young Conaway. At the meeting. Mr. Buckanavage shared with the board of directors a request from BMO to be granted access to the LOIs received by Patriot and the terms of a draft confidentiality agreement BMO submitted to Mr. Buckanavage in this regard. The board of directors instructed Mr. Buckanavage to negotiate the terms of the draft confidentiality agreement that BMO provided.

A representative of Young Conaway next updated the Patriot board of directors regarding his discussions with the outside legal counsel to the independent managers of Patriot LLC. The independent managers of Patriot LLC indicated that they did not support filing for bankruptcy protection at this time, but also indicated that they agreed to have a joint board meeting with Patriot the following day to consider the proposal fully.

On June 8, 2009, the Patriot board of directors held a special joint meeting attended by the entire board of Patriot, the board of managers of Patriot LLC, a representative from Sutherland and representatives of Young Conaway. The meeting was held to discuss whether Patriot and Patriot LLC should jointly file for bankruptcy protection. After considerable discussion, the independent directors of Patriot LLC indicated that they did not support a bankruptcy filing at this time but were open to reconsideration if BMO exercised its rights and remedies under the facility.

At the meeting, Mr. Buckanavage announced that two potential bidders, Company A and Company B, included in their LOIs a provision that would result in the entire repayment of Patriot’s obligations due under the facility. The Patriot board of directors determined that it was necessary to speed up the process of evaluating bids with the assistance of Patriot’s legal and financial advisors in light of the increasing friction with BMO in connection with negotiating a forbearance agreement.

On June 9, 2009, the Patriot board of directors held a special meeting attended by the entire board as well as a representative from Sutherland and representatives from Young Conaway. Based on the prior day’s joint board meeting, the board of directors decided to focus on speeding up negotiations with potential strategic partners. In connection with this, the Patriot board of directors instructed Mr. Buckanavage to request FBR to contact each of the 22 bidders, which included each of the entities that previously submitted LOIs, and re-commence discussions. In addition, the board approved a resolution allowing BMO to review the 22 LOIs, subject to a confidentiality and non-disclosure agreement.

On June 17, 2009, the Patriot board of directors held a special meeting attended by the entire board. Mr. Buckanavage provided the board with an update regarding the 22 bidders that the board previously requested FBR to contact. The proposals were classified into three groups: the first consisting of four proposals that warranted further consideration, the second consisting of eight proposals that would require adjustments in order to be seriously considered, and the third consisting of ten proposals that were not worth pursuing as currently contemplated because they failed to meet the standards previously set forth by the board.

Mr. Buckanavage noted that Patriot, with the assistance of its legal and financial advisors, would contact each potential strategic partner and compile a list of the strategic proposals deemed most likely to satisfy the board’s criteria for consideration. Those potential strategic partners would be invited to commence diligence review of Patriot beginning June 29, 2009.

The board also considered whether any other alternatives to a merger, acquisition or significant investor may be a possibility since the conditions in the debt markets had shown signs of improvement. The board noted that a private or public debt offering would require the consent of BMO which, in the opinion of the board, would be difficult to obtain given BMO’s refusal to consent to the release of debt documents of two of Patriot’s portfolio companies which would have allowed Patriot to sell such investments and use the proceeds to pay down the facility.

On July 1, 2009, the Patriot board of directors held a special meeting attended by the entire board as well as representatives of FBR and a representative of Sutherland. The meeting was called to discuss a revised non-binding LOI from Prospect, a public business development company, that included a full pay-down of Patriot’s obligations under the Amended Securitization Facility and a conversion of the Company’s outstanding stock into 0.40 shares of Prospect’s common stock. Based on the market price of Prospect’s common stock at that time, the conversion ratio valued Patriot common stock at approximately $4.00 per share. It was noted that Prospect had requested that Patriot enter into exclusive negotiations regarding this proposal, begin negotiating the terms of the merger agreement and agree to reimburse certain expenses of Prospect in connection with the negotiation of the merger agreement and performing due diligence.

The board, after consulting with its legal and financial advisors, chose not to engage in exclusive negotiations with Prospect, but agreed to reimburse Prospect for certain expenses incurred as a result of negotiation of the merger agreement and due diligence in an amount not to exceed $250,000.

Between June 30, 2009 and July 24, 2009, Patriot’s management met with 11 of the 12 second round participants in face-to-face due diligence meetings, responded to diligence requests and made available additional information about Patriot.

The Patriot board of directors then discussed the other proposals submitted by potential strategic partners with the assistance of Patriot’s legal and financial advisors. At Patriot’s instruction, FBR had previously informed each potential bidder that a full pay-down of Patriot’s obligations under the Amended Securitization Facility would be an important factor in Patriot’s consideration of their bids, as this had become an important prerequisite of BMO approving any transaction, and binding proposals were due on July 29, 2009.

Consideration of Specific Proposals

On July 29, 2009, the Patriot board of directors held a special meeting attended by the entire board as well as representatives of FBR and representatives of Sutherland. At that meeting, the board reviewed and discussed with the assistance of its legal and financial advisors the seven final proposals submitted by potential bidders.

Pursuant to the terms of the proposal submitted by Prospect, Prospect offered to issue Prospect common stock to Patriot shareholders in an amount that valued Patriot shares at $4.00 per share, with the exchange ratio to be fixed at the time of the signing of the merger agreement. The indicated exchange ratio would be approximately 0.40 shares of Prospect common stock for each share of Patriot common stock outstanding. In addition, pursuant to the terms of the proposal submitted by Prospect, Prospect agreed to fully repay all amounts outstanding under the Amended Securitization Facility with no financing conditions. Further, the board noted that Prospect had already completed its diligence, had submitted a mark-up of the proposed merger agreement, had engaged in discussions regarding the same, and had indicated a strong desire to negotiate and sign a merger agreement. Finally, Prospect’s proposal would not require Prospect shareholder approval.

The board noted that this proposal satisfied most of the factors it deemed to be important. However, the board discussed its preference to have a minimum price per share exchange ratio rather than a fixed exchange ratio since the merger consideration to shareholders would decrease if the market price of Prospect common stock decreased.

Company B, a registered closed-end investment company, proposed to issue shares of Company B common stock with a stated net asset value of $6.00 per share, which, based on the discount to net asset value at which Company B’s common stock was then trading, had an implied current market value of $4.99 per share of Patriot common stock as of July 31, 2009. However, although the proposal by Company B represented the highest implied per share offer, and included an agreement to repay amounts outstanding under the Amended Securitization Facility, such proposal was contingent upon: (i) Company B obtaining the consent of its lender to repay the amounts outstanding under the Amended Securitization Facility; (ii) Company B obtaining approval from its shareholders; (iii) Company B obtaining approval from its board of trustees; and (iv) Patriot agreeing to a 45-day exclusivity period to allow Company B to complete confirmatory legal and accounting due diligence of Patriot (including business due diligence on nine of Patriot’s largest portfolio companies) and negotiate the terms of a definitive merger agreement. In addition, the mark-up of the merger agreement submitted by Company B indicated that certain price adjustments might apply and that Company B would require all directors and executive officers of Patriot to execute voting agreements pursuant to which they would agree to vote all shares of Patriot common stock held by them in favor of the merger with Company B. Finally, it was noted at the meeting that Company B did not plan to provide legal due diligence materials requested by Patriot unless and until it had an indication that Patriot was ready to move forward with Company B on an exclusive basis.

While the board noted that the implied per share merger consideration offered by Company B was higher than that offered by Prospect, Company B’s proposal (like Prospect’s proposal) did not have a minimum per share offer price which meant that the actual consideration could be lower based on the market price of Company B’s common stock. In addition, the financing contingency related to repayment of Patriot’s obligations under the Amended Securitization Facility, the 45-day exclusivity period, the need to obtain approval of Company B’s shareholders, and the fact that Patriot had not yet been provided due diligence information from Company B were negative factors that called into question the viability of and time period in which the transaction could be completed, both of which weighed against Company B’s proposal. In light of the foregoing, the board of directors of Patriot did not view Company B’s proposal as a firm proposal.

Company C, a private hedge fund, offered cash in the amount of $3.00 per share to the Company’s shareholders. Company C’s proposal indicated it would negotiate with BMO regarding the terms of the Amended Securitization Facility but did not indicate the amount of Patriot’s obligations to be repaid under the facility. Company C would also need to obtain shareholder approval to complete the transaction, although it had very few shareholders, so this was not deemed to be a negative point. Company C did not submit a mark-up of the proposed transaction agreement, as had been requested by Patriot as part of the evaluation process.

The board considered the fact that Company C was offering cash instead of common stock but felt that the offer price per share undervalued Patriot’s assets and was not in the best interests of its shareholders. In addition, the lack of commitment to pay down Patriot’s obligations under the Amended Securitization Facility was a negative factor that greatly disadvantaged this proposal as compared to the proposal from Prospect, since the board viewed it as unlikely that BMO would consent to such transaction.

Company D, a private commercial finance company, offered cash in the amount of $2.20 per share to Patriot’s shareholders or, alternatively, an aggregate of approximately $46 million to purchase Patriot’s assets. Company D’s proposal indicated it would pay down Patriot’s obligations under the Amended Securitization Facility with no financing necessary. Company D would not need to obtain shareholder approval to complete the transaction, but would need to obtain approval from its investment committee. Company D did not submit a mark-up of the proposed transaction agreement, as had been requested by Patriot as part of the evaluation process.

The board considered the fact that Company D was offering cash instead of common stock but felt that the offer price per share, which was lower than that offered by Company C, Company B and Prospect, undervalued Patriot’s assets and was not in the best interests of its shareholders. The offer to pay down Patriot’s obligations under the Amended Securitization Facility and the fact that Company D would not require shareholder approval were considered to be positive factors but did not outweigh the low offer price. As a result, the board deemed this offer to be less attractive than the proposal from Prospect.

Company E, a private hedge fund, offered to purchase Patriot’s assets for $155 million of cash, with the proceeds of the purchase price to be used to pay down obligations under the Amended Securitization Facility. The balance of the purchase price after repayment of Patriot’s obligations represented approximately $2.02 per share on a pro forma basis based on estimates as of August 3, 2009. Company E also agreed to fund the purchase of Patriot’s assets with existing capital. Company E would not need to obtain shareholder approval to complete the transaction, but would need approval from its investment committee. Company E did not submit a mark-up of the proposed transaction agreement, as had been requested by Patriot as part of the evaluation process.

The board considered the fact that Company E was offering cash instead of common stock but felt that the offer price per share, which was lower than that offered by Company C, Company D, Company B and Prospect, undervalued Patriot’s assets and was not in the best interests of its shareholders. The ability to use the proceeds from the sale of Patriot’s assets to pay down Patriot’s obligations under the Amended Securitization Facility and the fact that Company E would not require shareholder approval were considered to be positive factors but did not outweigh the low offer price. As a result, the board deemed this offer to be less attractive than the proposal from Prospect.

Company F, a private equity firm, offered to purchase five of Patriot’s portfolio companies at 80% of the fair value of the portfolio companies measured as of the last quarterly valuation date. The board determined that this proposal did not address any of the primary factors previously set forth by the board and therefore deemed the offer to be significantly less attractive than the proposal from Prospect. Importantly, other than with the proceeds from the sale of the five portfolio companies, the proposal did not provide for repayment of Patriot’s obligations under the Amended Securitization Facility. Company F did not submit a mark-up of the proposed transaction agreement, as had been requested by Patriot as part of the evaluation process.

Company G, a private commercial finance company, offered to provide Patriot with a new credit facility of up to $35 million which would allow Patriot to make new loan originations. In return Company G would receive 1 million warrants and $3 million worth of Patriot common stock based on the recent market price of $1.81 per share. Company G would not require any consents or approvals to complete its proposal. Company G did not submit a mark-up of the proposed transaction agreement, as had been requested by Patriot as part of the evaluation process.

The board considered Company G’s proposal but determined that the proposal did not address any of the primary factors previously set forth by the board and therefore deemed the offer to be significantly less attractive than the proposal from Prospect. Importantly, the proposal did not provide for repayment of Patriot’s obligations under the Amended Securitization Facility.

After considering the various proposals from the bidders noted above, the board discussed the merger agreement counterproposals made by Prospect including, among other things, two items that were being negotiated, the non-solicitation provision and the amount of break-up fees. The non-solicitation provision set forth limitations on the board’s ability to seek offers from competing bidders. The board proposed alternative terms and asked to receive an update at its next meeting.

On July 31, 2009, the Patriot board of directors held a special meeting attended by the entire board as well as members of management of Patriot, representatives of FBR and representatives of Sutherland. The purpose of the meeting was to review the progress of negotiations with Prospect and discuss other bids, if any, that had been received. FBR informed the board that Patriot had received one additional bid from Company H. Company H offered to make an equity investment in Patriot which would allow Patriot to make a $50 million repayment of its obligations under the Amended Securitization Facility. Company H’s ownership in Patriot would be approximately 51%. The board considered the merits of the proposal but decided that the proposal was less attractive than the proposal from Prospect.

The board then considered updates regarding negotiations with Prospect and ongoing discussions regarding the non-solicitation and related provisions. In light of the extensive evaluation process that had been conducted, Prospect took the position that a lock-up provision, coupled with a high termination fee if Prospect terminated in certain circumstances, were warranted to protect the substantial investment of, and value offered by, Prospect. The then current draft of the merger agreement, as proposed by Patriot, contained a provision permitting the board to consider and accept a proposal superior to Prospect’s proposal, subject to meeting the conditions set forth therein. After considering the advice of counsel, the board further discussed this provision and its fiduciary duties under Delaware law in the context of the proposed transaction.

The board asked and was informed that no counter-proposals had been received from any of the other bidders, including Company B.

On August 2, 2009, the Patriot board of directors held two special meetings attended by the entire board as well as members of management of Patriot, representatives of FBR and representatives of Sutherland, to discuss the status of negotiations with Prospect. The board was informed that Prospect would agree to a termination fee of $3.2 million or approximately 4% of the equity consideration in the merger if Patriot were to terminate the proposed transaction in certain circumstances. In addition, Prospect would agree to a provision allowing the board to negotiate with, and accept an alternative proposal from, a third party so long as certain conditions were satisfied. In light of Prospect’s insistence on the breakup fee as a condition to the merger, and the potential benefits of the transaction, and after consultation with its legal and financial advisors, the board determined to agree to the proposed termination fee. The board then had extensive discussions relating to the “no solicitation” provision in the merger agreement that restricted the board’s ability to solicit alternative offers attractive to Patriot’s shareholders. Specifically, the board considered the requirement that only fully funded “superior proposals” containing no material conditions to closing more burdensome than those included in the merger agreement allowed the board to exercise its fiduciary duties under Delaware law in the context of the proposed transaction. In light of the attractiveness of the terms of the offer from Prospect, the limited alternatives that Patriot had, Patriot’s financial condition and lack of liquidity and the unwillingness of Prospect to compromise further on these issues, the board authorized Patriot’s officers and counsel to accept this provision in order to be able to complete the proposed transaction. The board was advised that Prospect wanted to sign the merger agreement as soon as possible.

At approximately 7:30 a.m. on August 3, 2009, the Patriot board of directors held a special meeting attended by the entire board as well as members of management of Patriot, representatives of FBR and representatives of Sutherland, to consider the form of merger agreement pursuant to which Patriot would merge with Prospect. Representatives of Sutherland then reviewed the proposed form of merger agreement. Following a discussion of the proposed form of merger agreement during which representatives of Sutherland responded to numerous questions from members of the board, the board requested that FBR review and discuss its financial analyses of Prospect and the proposed merger. Following further discussion during which representatives of FBR responded to questions from members of the board regarding FBR’s financial analyses, FBR, at the request of the board, rendered its oral opinion as of August 3, 2009 to the board of directors of Patriot (which was subsequently confirmed in writing by delivery of FBR’s written opinion dated the same date) with respect to the fairness, from a financial point of view, to the holders of Patriot common stock of the exchange ratio set forth in the merger agreement.

On the morning of August 3, 2009, the board, given the thorough and exhaustive evaluation process conducted, the lack of counterproposals from other parties, the risks posed by the termination event that occurred under the Amended Securitization Facility, the substantial premium to Patriot’s shareholders offered by Prospect’s proposal, and the certainty and expediency that a transaction with Prospect provided, declared the merger agreement advisable and in the best interests of Patriot and its shareholders, approved and adopted the merger agreement, and authorized Mr. Buckanavage to sign the merger agreement with Prospect. Subsequent to the execution of the merger agreement by Patriot and Prospect, Prospect issued a press release publicly announcing the signing of the merger agreement with Patriot.

Subsequent to entering into the merger agreement, Patriot received an unsolicited letter from Company B that referenced the final proposal it had previously submitted to Patriot and then expressed a willingness to further discuss its proposal. The Patriot board of directors held a meeting to consider the letter and determined that there was no further action required with respect to the letter as a result of the vagueness of the letter, the continuing deficiencies in Company B’s final proposal and consistent with the terms of the merger agreement.

Reasons for the Merger

In light of the unprecedented instability in the financial markets and the severe slowdown in the overall economy, Patriot does not have adequate liquidity, including access to the debt and equity capital markets, to operate its business. In this regard, on April 3, 2009, a termination event occurred under the Amended Securitization Facility due to the amount of Patriot’s advances outstanding under the facility exceeding the maximum availability under the facility for more than three consecutive business days. Among other things, the terms of the facility require that all principal, interest and fees collected from the debt investments securing the facility must be used to pay down amounts outstanding thereunder until all such amounts have been repaid, which may be no later than the date that is 24 months following the date of the termination event. Substantially all of Patriot’s debt investments are securing the Amended Securitization Facility. The facility also permits the lenders, upon notice to Patriot, to accelerate amounts outstanding under the facility and exercise other rights and remedies provided by the facility, including the right to sell the collateral under the facility.

Moreover, Patriot’s management estimated that Patriot will have used all of its available cash and other liquid assets that are not restricted by the terms of the Amended Securitization Facility by mid-December 2009 or sooner depending on the working capital needs of its portfolio companies. Although Patriot had engaged in active discussions with the Amended Securitization Facility lenders to seek relief from certain terms of the facility, including the requirement under the facility that Patriot use all principal, interest and fees collected from the debt investments secured by the facility to pay down amounts outstanding under the facility by April 3, 2011, it had been unable to obtain relief from any terms of the facility. In light of the foregoing, Patriot began to evaluate other financing and/or strategic alternatives, including possible debt or equity financing, acquisition or disposition of assets, and other strategic transactions.

In evaluating the merger proposal from Prospect, Patriot’s board of directors considered numerous factors, including the ones described below, and, as a result, determined that the proposed merger was in Patriot’s best interests and the best interests of Patriot’s shareholders. The following discussion of the information and factors considered by Patriot’s board of directors, including its independent directors, is not intended to be exhaustive, but includes all material factors considered by Patriot’s board of directors in evaluating the Prospect merger proposal.

•	Lack of Liquidity; Potential Impact on Tax Status. Since Patriot can no longer borrow amounts under the Amended Securitization Facility, and because all principal, interest and fees collected from the debt investments secured by the facility must be used to repay amounts outstanding under the facility, Patriot has limited liquidity and no potential sources of free cash flow. Thus, there is no assurance that Patriot will have sufficient cash and liquid assets to fund its operations and dividend distributions to its shareholders, which failure could, among other things, result in adverse tax consequences, including possible failure to qualify as a regulated investment company, or “RIC,” under Subchapter M of the Code. In addition, without a strategic transaction, Patriot would likely be required to seek bankruptcy protection in the relatively near future.

•	Potential Actions by Patriot’s Lenders. Substantially all of Patriot’s debt investments are secured under the Amended Securitization Facility. As a result of the occurrence of a termination event under the Amended Securitization Facility, the lenders may, upon notice to Patriot, accelerate amounts outstanding under the facility and exercise other rights and remedies provided by the facility, including the right to sell the collateral under the facility. In such event, the Patriot board of directors is concerned that such forced sales of assets, particularly in the current economic environment, may be done at fire sale prices, thereby diminishing or potentially eliminating the amount of cash available to distribute to shareholders.

•	Thorough Review of Strategic Alternatives. Patriot engaged in a thorough review of the strategic alternatives available to Patriot, including, among other things, negotiations with its lenders under the Amended Securitization Facility, conversion to a bank holding company, the formation of a Small Business Investment Company subsidiary, a stock or cash merger, a significant equity investment, a refinancing of Patriot’s debt, a purchase and sale of Patriot’s assets, and a bankruptcy filing. In furtherance of the evaluation and proposal solicitation process, Patriot publicly announced that it was actively evaluating strategic alternatives (thereby putting potential strategic partners on notice that Patriot was open to discussing such alternatives with interested parties), and, at Patriot’s request, Patriot’s financial advisor, FBR, had contacted 133 potential strategic partners, including business development companies, commercial finance companies, banks, private equity funds, hedge funds and other potential strategic partners, to assess whether they might be interested in pursuing a strategic transaction with Patriot. Of the 133 potential strategic partners contacted, 51 executed non-disclosure agreements with Patriot and received confidential information concerning Patriot’s business, management, assets, liabilities, financial condition and results of operations. Of those 51 potential strategic partners, 22 submitted preliminary indications of interest, and 12 were invited to perform in-depth due diligence and submit final bids, eight of which submitted final bids. Based on this lengthy and thorough process, Patriot’s board of directors believes it has explored all alternatives reasonably available to Patriot.

•	Best Alternative Reasonably Available to Patriot. Because Patriot had publicly announced that it was actively evaluating strategic alternatives, and had contacted such a large number of potential strategic partners to determine their level of interest in a strategic transaction involving Patriot, the Patriot board of directors strongly believes that, of all possible alternatives, and based on the proposed transactions submitted by potential strategic partners, the transaction with Prospect represents the best alternative that is reasonably available to Patriot. In making this determination, the Patriot board of directors considered:

•	the existing termination event under the Amended Securitization Facility;

•	the current financial condition of Patriot, particularly the liquidity needed to fund its operations and, potentially, to make required distributions to shareholders;

•	the distinct possibility that Patriot will run out of available cash in the near future;

•	the current trading price of Patriot’s common stock;

•	the lack of progress in negotiations with the lenders under the Amended Securitization Facility;

•	the other alternatives reasonably available to Patriot;

•	the terms of the other proposals submitted, including the proposed economic terms, the conditions to closing, the expected timing of such transactions, and the likelihood of consummation;

•	the financial terms of the Prospect proposal, including the proposed exchange ratio and Prospect’s ability and agreement to repay the full amount of principal and interest outstanding under the Amended Securitization Facility;

•	the tax-free nature of the merger;

•	the fact that although the implied value of the merger consideration of $4.00 proposed for each share of Patriot common stock represented a discount to Patriot’s net asset value for the quarter ended March 31, 2009 and the anticipated net asset value for the quarter ended June 30, 2009, which was based on information available to the board at the time (which value was later confirmed), such discount was generally comparable to the discount to net asset value at which many other business development companies traded;

•	the fact that Patriot shareholders are not being cashed out and will continue as shareholders in the combined operations of Patriot and Prospect;

•	the business and legal due diligence review conducted on Prospect by Patriot and its legal and financial advisors;

•	the financial strength of Prospect;

•	the lack of a financing contingency to closing in the Prospect proposal; and

•	the fact that no shareholder approval of Prospect’s shareholders would be required.

•	Business Prospects of Patriot. As noted above, the unprecedented economic conditions that faced companies in the financial services industry, coupled with the termination event under the Amended Securitization Facility, has made it impossible for Patriot to operate its business consistent with past practice. The proposed strategic combination with Prospect will eliminate the uncertainty created by the termination event under the Amended Securitization Facility, and will allow Patriot shareholders to participate in the combined operations of Patriot and Prospect following the merger.

•	Strategic and Business Considerations. Because the Patriot shareholders will be shareholders in Prospect following the merger, Patriot shareholders stand to participate in the future growth and prospects of the combined businesses of Patriot and Prospect, without the limitations currently restricting the operations of Patriot. Prospect is an established company with a strong capital position and performance history. The larger equity market capitalization of the combined companies should help create earnings stability and assist Prospect in its efforts to raise capital in the public equity and debt markets.

•	Terms of the Merger Agreement. The exchange ratio of 0.3992 shares of Prospect common stock to be received in exchange for each share of Patriot common stock, which is subject to certain adjustments, represents a 105% premium to the closing price of Patriot common stock on July 31, 2009, based on the closing price of Prospect common stock on that date (which was the last trading day before public announcement of the merger). In addition, this represented a 127% premium to the volume weighted average price of Patriot’s common stock during the six months ended June 30, 2009, based on the closing price of Prospect common stock on July 31, 2009.

•	Opinion of Financial Advisor. The financial analysis reviewed and discussed with the board of directors of Patriot by representatives of FBR as well as the oral opinion of FBR rendered to the board of directors of Patriot on August 3, 2009 (which was subsequently confirmed in writing by delivery of FBR’s written opinion dated the same date) with respect to the fairness, from a financial point of view, to the holders of Patriot common stock of the exchange ratio set forth in the merger agreement. See “The Merger Proposal— Opinion of Patriot’s Financial Advisor.”

•	Tax Free Treatment of Proposed Merger. The proposed merger is expected to be treated as a tax-free reorganization under Section 368(a) of the Code. If the transaction so qualifies, Patriot’s shareholders generally will not recognize gain or loss to the extent that they receive shares of Prospect common stock in exchange for their shares of Patriot common stock. See ‘‘U.S. Federal Income Tax Consequences of the Merger.”

•	Repayment of Amended Securitization Facility. As part of the merger agreement, Prospect will repay (i) all principal and interest due under the Amended Securitization Facility, which amounted to $115.7 million as of August 3, 2009, and (ii) up to $1.35 million in other costs, fees and expenses payable to the lenders under the terms of the Amended Securitization Facility.

Patriot’s board of directors considered the following negative factors relating to the merger:

•	Market Price. There is uncertainty regarding how the transaction will affect the trading in Prospect’s common shares before the completion of the merger which may affect the value of the merger consideration to be paid to Patriot shareholders. As a result, the implied market value of the per share merger consideration could decrease prior to the closing of the proposed merger if the market price of Prospect’s common stock decreases.

•	Net Asset Value. The net asset value per share of Patriot’s common stock, as of June 30, 2009, was $7.66, an amount higher than the implied market value of the merger consideration.

•	Restrictions on Ability to Solicit Alternative Offers. The restrictive non-solicitation provisions contained in the merger agreement prohibit Patriot from soliciting alternative offers from third parties, and permit Patriot to consider bona fide alternative proposals from third parties only in certain limited circumstances. While these limitations ensure that only someone who is committed to making a superior proposal will attempt to re-open the evaluation process, these limitations may discourage third parties from making superior offers to acquire Patriot because of the increased price that such third party would have to pay.

•	Lack of Dissenters’ Rights. There are no dissenters’ rights applicable to the proposed merger.

•	Combined Company May Not Succeed. Certain of Patriot’s shareholders may view the combined company as a different and less desirable investment vehicle for their capital, and sales of shares by such shareholders could depress the share price of Patriot’s common stock. In addition, there can be no assurance that the combined company will succeed.

Patriot’s board of directors also considered the following material factors relating to the proposed merger:

•	the review and analysis of each of Patriot’s and Prospect’s business, financial condition, earnings, risks and prospects;

•	the historical market prices and trading information with respect to the common stock of Patriot and Prospect;

•	the values and prospects of the portfolio company investments held by Patriot and Prospect;

•	the comparisons of historical financial measures for Patriot and Prospect, including earnings, return on capital and cash flow, and comparisons of historical operational measures; and

•	the current industry, economic and market conditions and how such conditions are expected to impact Patriot’s and Prospect’s ability to conduct their operations.

This discussion of the information and factors that Patriot’s board of directors considered in making its decision is not intended to be exhaustive but includes all material factors considered by Patriot’s board of directors. In view of the wide variety of factors considered in connection with its evaluation of the transaction and the complexity of those matters, Patriot’s board of directors did not find it useful to, and did not attempt to, quantify, rank or otherwise assign relative weights to these factors. In addition, the individual members of Patriot’s board of directors may have given different weights to different factors.

Patriot’s board of directors believes that, overall, the positive factors of the transaction to Patriot and its shareholders substantially outweigh the risks related to the proposed merger, and, therefore, unanimously approved the merger agreement.

Recommendation of the Board of Directors

After careful consideration of the information and factors noted above, Patriot’s board of directors, including its independent directors, concluded that the proposed merger is advisable and in the best interest of its shareholders and unanimously recommends that shareholders vote “FOR” approval of the merger agreement.

Opinion of Patriot’s Financial Advisor

On August 3, 2009, FBR rendered its oral opinion to Patriot’s board of directors (which was subsequently confirmed in writing by delivery of FBR’s written opinion dated the same date) to the effect that, as of August 3, 2009, the exchange ratio set forth in the merger agreement was fair, from a financial point of view, to the holders of Patriot common stock.

FBR’s opinion was directed to Patriot’s board of directors, and only addressed the fairness, from a financial point of view, to the holders of Patriot common stock of the exchange ratio set forth in the merger agreement, and did not address any other aspect or implication of the merger. The summary of FBR’s opinion in this proxy statement/prospectus is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex B to this proxy statement/prospectus and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by FBR in preparing its opinion. However, neither FBR’s written opinion nor the summary of its opinion and the related analyses set forth in this proxy statement/prospectus are intended to be, and they do not constitute, advice or a recommendation to any holder of Patriot common stock as to how such holder should vote or act with respect to any matter relating to the merger.

In arriving at its opinion, FBR:

•	reviewed a draft, dated August 3, 2009, of the Agreement and Plan of Merger by and between Patriot Capital Funding, Inc. and Prospect Capital Corporation;

•	reviewed certain financial statements of Patriot and Prospect and certain other business, financial and operating information relating to Patriot and Prospect provided to FBR by the managements of Patriot and Prospect;

•	reviewed certain publicly available business and financial information relating to the industries in which Patriot and Prospect operate;

•	met with certain members of the managements of Patriot and Prospect to discuss the business and prospects of Patriot and Prospect;

•	reviewed certain business, financial and other information relating to Patriot and Prospect, including financial forecasts for Patriot through December 31, 2009 provided to or discussed with FBR by the management of Patriot;

•	reviewed certain financial and stock trading data and information for Patriot and Prospect and compared that data and information with corresponding data and information for companies with publicly traded securities that FBR deemed relevant;

•	reviewed certain financial terms of the proposed merger and compared those terms with the financial terms of certain other business combinations and other transactions which have recently been effected or announced; and

•	considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that FBR deemed relevant.

In connection with its review, FBR did not independently verify any of the foregoing information and FBR assumed and relied upon such information being complete and accurate in all material respects. With respect to the financial forecasts provided or discussed with FBR by Patriot that FBR used in its analyses, management of Patriot advised FBR, and FBR assumed, that such forecasts were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Patriot as to the future financial performance of Patriot through December 31, 2009 and FBR expressed no view and assumed no responsibility for the assumptions, estimates and judgments on which such forecasts were based. As the board of directors of Patriot was aware, Prospect did not provide FBR with its management’s forecasts as to the future financial performance of Prospect. FBR also assumed, with Patriot’s consent, that, in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on Patriot, Prospect, or the contemplated benefits of the merger and that the merger would be consummated in accordance with the terms of the merger agreement without waiver, modification or amendment of any material term, condition or agreement thereof. FBR also assumed, with Patriot’s consent, that the merger would be treated as a tax-free reorganization for federal income tax purposes and that the merger agreement, when executed by the parties thereto, would conform to the draft reviewed by FBR in all respects material to its analyses. In addition, Patriot advised FBR and for purposes of its analyses and its opinion, FBR assumed that (i) on April 3, 2009, a termination event occurred under Patriot’s Amended Securitization Facility with an entity affiliated with BMO Capital Markets Corp. and Branch Banking and Trust Company, (ii) as a result of the occurrence of the termination event under the Amended Securitization Facility, Patriot could no longer make additional advances under the Amended Securitization Facility and all principal, interest and fees collected from the debt investments secured by the facility would have to be used to pay down amounts outstanding under the facility within 24 months following the date of the termination event, (iii) the lenders under the Amended Securitization Facility, upon notice to Patriot could accelerate amounts outstanding under the facility and exercise other rights and remedies provided by the facility, including the right to sell the collateral under the facility, (iv) Patriot was unable to obtain alternative sources of financing to replace the Amended Securitization Facility or otherwise provide access to ongoing liquidity and funding or eliminate the need for such liquidity and funding, and (v) given the nature of Patriot’s various businesses, assets and financing arrangements and the expected actions of its counterparties, creditors and employees, if the merger was not consummated Patriot was unlikely to be able to continue to function as a going concern which could reasonably result in a voluntary or involuntary bankruptcy or liquidation of Patriot in which the holders of Patriot common stock would receive little or no value. FBR did not evaluate the solvency or fair value of any party to the merger agreement under any state or federal laws relating to bankruptcy, insolvency or similar matters and do not express any opinion as to the value of any asset of Patriot, whether at current market prices or in the future. FBR noted, however, that, under the ownership of a company with adequate liquidity and capital, such as Prospect, the value of Patriot and its subsidiaries could substantially improve, resulting in significant returns to Prospect if the merger is consummated. Patriot further advised FBR that, as a result of concerns regarding the viability of Patriot as a going concern, Patriot had not prepared, and consequently could not provide FBR with, forecasts as to its future financial performance beyond December 31, 2009.

FBR’s opinion addressed only the fairness, from a financial point of view, to the holders of Patriot common stock of the exchange ratio set forth in the merger agreement and did not address any other aspect or implication of the merger or any agreement, arrangement or understanding entered into in connection with the merger or otherwise or the fairness of the amount or nature of, or any other aspect relating to, any compensation to any officers, directors or employees of any party to the merger, or class of such persons, relative to the exchange ratio or otherwise. In addition, FBR did not investigate or otherwise evaluate the potential affects of the merger on the federal, state or other taxes or tax rates payable by Patriot, Prospect or the holders of Patriot common stock or Prospect common stock and, with Patriot’s consent, FBR assumed, that such taxes and tax rates would not be affected by or after giving effect to the merger. The issuance of FBR’s opinion was approved by an authorized internal committee of FBR.

FBR’s opinion was necessarily based upon information made available to it as of the date its opinion and financial, economic, market and other conditions as they existed and could be evaluated on such date. FBR did not express any opinion as to what the value of shares of Prospect common stock actually would be when issued to the holders of Patriot common stock pursuant to the merger or the prices at which shares of Prospect common stock would trade at any time. FBR’s opinion did not address the relative merits of the merger as compared to alternative transactions or strategies that might be available to Patriot or any other party to the merger, nor did it address the underlying business decision of the board of directors of Patriot or any other party to the merger to proceed with the merger.

Furthermore, in connection with its opinion, FBR was not requested to make, and did not make, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (contingent or otherwise) of Patriot, Prospect or any other party, nor was FBR provided with any such appraisal or evaluation. FBR did not estimate, and expressed no opinion regarding, the liquidation value of any entity.

FBR’s opinion was provided for the information of Patriot’s board of directors in connection with its consideration of the merger and FBR’s opinion should not be construed as creating any fiduciary duty on the part of FBR to Patriot, Patriot’s board of directors, any security holder of Patriot or any other party. FBR’s opinion does not constitute advice or a recommendation to any investor or security holder of Patriot or any other person as to how such investor, security holder or other person should vote or act on any matter relating to the proposed merger or otherwise.

In preparing its opinion to Patriot’s board of directors, FBR performed a variety of analyses, including those described below. The summary of FBR’s valuation analyses is not a complete description of the analyses underlying FBR’s opinion. The preparation of a fairness opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytic methods employed and the adaptation and application of those methods to the unique facts and circumstances presented. As a consequence, neither FBR’s opinion nor the analyses underlying its opinion are readily susceptible to partial analysis or summary description. FBR arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, analytic method or factor. Accordingly, FBR believes that its analyses must be considered as a whole and that selecting portions of its analyses, analytic methods and factors, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

In performing its analyses, FBR considered business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company or business used in FBR’s analyses for comparative purposes is identical to Patriot, Prospect or the proposed transaction. While the results of each analysis were taken into account in reaching its overall conclusion with respect to fairness, FBR did not make separate or quantifiable judgments regarding individual analyses. The implied valuation metrics indicated by FBR’s analyses are illustrative and not necessarily indicative of actual values nor predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond Patriot’s control and the control of FBR. Much of the information used in, and accordingly the results of, FBR’s analyses are inherently subject to substantial uncertainty.

FBR’s opinion and analyses were provided to Patriot’s board of directors in connection with its consideration of the proposed merger and were among many factors considered by Patriot’s board of directors in evaluating the proposed merger. Neither FBR’s opinion nor its analyses were determinative of the exchange ratio or of the views of Patriot’s board of directors with respect to the proposed merger.

The following is a summary of the material valuation analyses performed in connection with the preparation of FBR’s opinion rendered to Patriot’s board of directors on August 3, 2009. The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying and the assumptions, qualifications and limitations affecting each analysis, could create a misleading or incomplete view of FBR’s analyses.

For purposes of its analyses, FBR reviewed a number of financial metrics including:

Enterprise Value — generally the value as of a specified date of the relevant company’s outstanding equity securities (taking into account its restricted units, outstanding options, warrants and other convertible securities) plus the value of its minority interests plus the amount of its net debt (the amount of its outstanding indebtedness, preferred stock and capital lease obligations less the amount of cash on its balance sheet) as of a specified date.

Unless the context indicates otherwise, common stock prices for the selected companies used in the Selected Companies Analysis described below were as of July 31, 2009, the final trading day prior to FBR rendering its opinion to the Board of Directors of Patriot.

Selected Companies Analysis.  FBR considered certain financial data for Patriot and Prospect and selected internally-managed and externally-managed business development companies with publicly traded equity securities. The financial data included:

•	Stock Price as a multiple of Net Asset Value per Share; and

•	Enterprise Value as a multiple of Total Assets.

The selected companies were selected because they had publicly traded equity securities and were deemed to be similar to Patriot and Prospect in one or more respects including the nature of their business, size, diversification, financial performance and geographic concentration. No specific numeric or other similar criteria were used to select the selected companies and all criteria were evaluated in their entirety without application of definitive qualifications or limitations to individual criteria. As a result, a significantly larger or smaller company with substantially similar lines of businesses and business focus may have been included while a similarly sized company with less similar lines of business and greater diversification may have been excluded. FBR identified a sufficient number of companies for purposes of its analysis but may not have included all companies that might be deemed comparable to Patriot and Prospect, respectively. The selected internally-managed business development companies were:

American Capital, Ltd.
Allied Capital Corporation
MCG Capital Corporation
Main Street Capital Corporation
Kohlberg Capital Corporation
Triangle Capital Corporation of Maryland

FBR noted the following multiples for the selected internally-managed business development companies as of July 31, 2009 and compared those multiples to the implied multiples for the merger based on the closing price of Prospect common stock on July 31, 2009:

	Selected
	Internally
	Managed
	Business
	Development				Implied
	Companies				Transaction
Multiple Description	Mean		Median		Multiple

Stock Price as a multiple of Net Asset Value per Share	0.63	x	0.52	x	0.54	x
Enterprise Value as a multiple of Assets	0.82	x	0.76	x	0.67	x

The selected externally-managed business development companies were:

Apollo Investment Corporation
Ares Capital Corporation
BlackRock Kelso Capital Corporation
Fifth Street Finance Corp.
MVC Capital, Inc.
Gladstone Capital Corporation
PennantPark Investment Corporation
GSC Investment Corp.

FBR noted the following multiples for the selected externally-managed business development companies as of July 31, 2009 and compared those multiples to the implied multiples for the merger based on the closing price of Prospect common stock on July 31, 2009:

	Selected
	Externally
	Managed
	Business
	Development				Implied
	Companies				Transaction
Multiple Description	Mean		Median		Multiple

Stock Price as a multiple of Net Asset Value per Share	0.72	x	0.77	x	0.54	x
Enterprise Value as a multiple of Assets	0.75	x	0.82	x	0.67	x

Contribution Analysis

FBR also noted the relative contributions of Patriot and Prospect to the pro forma combined entity resulting from the merger of certain financial and operating metrics and compared those contributions to the 15.2% of the pro forma combined entity that would be owned by the former holders of Patriot common stock after giving effect to the merger and the 84.8% of the pro forma combined entity that would be owned by the pre merger holders of Prospect common stock after giving effect to the merger:

	Patriot	Prospect

Equity Market Capitalization (as of July 31, 2009)	7.2%	92.8%
LTM Revenues	26.8%	73.2%
LTM Net Investment Income	24.9%	75.1%
LTM Net Income/Loss	NM	NM
LTM Total Assets	33.4%	66.6%
LTM Enterprise Value	33.0%	67.0%
LTM Net Asset Value	21.6%	78.4%
Investments at Cost (as reflected on Patriot’s financial statements):
3/31/09	38.0%	62.0%
12/31/08	39.0%	61.0%
9/30/08	38.8%	61.2%
6/30/08	40.6%	59.4%
Investments at Fair Value (as reflected on Patriot’s financial statements):
3/31/09	35.0%	65.0%
12/31/08	36.7%	63.3%
9/30/08	37.6%	62.4%
6/30/08	39.3%	60.7%

*	NM denotes not meaningful

Other Considerations

Historical Exchange Ratios

FBR also noted the following historical exchange ratios based on the closing market prices of Prospect common stock and Patriot common stock and compared those historical exchange ratios to the exchange ratio provided for in the merger of 0.3992 of a share of Prospect common stock per share of Patriot common stock:

Historical Exchange Ratios

Current (as of July 31, 2009)	0.1945
Last 3-Months’ Average	0.1930
2009 High	0.3151
2009 Low	0.1534
2009 Average	0.2191
High Since Patriot IPO	1.2577
Low Since Patriot IPO	0.1534
Average Since Patriot IPO	0.6735

Historical Stock Trading Range

FBR also noted the following historical stock trading range information for Patriot common stock as of July 31, 2009:

	Past Three Months	Past Six Months	Last Twelve Months

Volume Weighted Average Price	$1.71	$1.76	$3.16
Total Volume Traded	11,537,477	16,731,613	30,779,318
Average Daily Volume	174,810	130,716	120,703
Shares Traded as a % of Shares Outstanding	55.1%	79.9%	146.9%

Premiums Paid Analysis

FBR also noted the implied premium reflected by the exchange ratio in the merger based on the closing price of Prospect common stock on July 31, 2009 relative to the following historical trading prices of Patriot common stock as of July 31, 2009:

Premium

Current Price (as of July 31, 2009)	105.1%
30-Day Volume Weighted Average Price	146.4%
60-Day Volume Weighted Average Price	117.9%
52-Week High	(49.0)%
52-Week Low	354.5%

Other Matters

Pursuant to an engagement letter dated April 24, 2009, Patriot retained FBR as its financial advisor in connection with, among other things, the proposed merger. Patriot engaged FBR based on FBR’s qualifications, experience and reputation as an internationally recognized investment banking and financial advisory firm. FBR will receive a fee for its services, a significant portion of which is contingent upon the consummation of the merger. FBR also became entitled to receive a fee upon the rendering of its opinion which is creditable against the fee payable upon the consummation of the merger. In addition, Patriot has agreed to indemnify FBR and certain related parties for certain liabilities and other items arising out of or related to its engagement. In addition, FBR and its affiliates may in the future provide financial advice and services to Patriot, Prospect and certain of their respective affiliates for which FBR and its affiliates would also expect to receive compensation. FBR is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, FBR and its affiliates may acquire, hold or sell, for FBR and its affiliates own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Patriot, Prospect and any other company that may be involved in the merger, as well as provide investment banking and other financial services to such companies.

Dividends and Distributions

In order to maintain Patriot’s qualification as a RIC for U.S. federal income tax purposes, Patriot generally must distribute to its shareholders annually at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. Prior to the closing date of the merger, Patriot will declare to the extent necessary a dividend to its shareholders, which together with all Patriot’s previous dividends, will have the effect of distributing to Patriot’s stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, if any, through the closing date of the merger and thus satisfy the annual RIC distribution requirements for the taxable year ending on the closing date of the merger. The final dividend may be made part in cash and part in common stock in accordance with a recent IRS revenue procedure. Shareholders will be required to include the full amount of any final dividend, whether paid entirely in cash or in a mixture of cash and common stock, as ordinary income (or long-term capital gain to the extent such final dividend is properly designated as a capital gain dividend) and the amount of U.S. federal income tax that each shareholder is required to pay with respect to such dividends that may exceed the cash received. If Patriot does not pay the final dividend prior to the closing date of the merger, then Prospect will pay the final dividend after the closing date of the merger. Shareholders are strongly urged to consult their own tax advisors in this regard.

See “Risk Factors — Risks Related to Prospect — “Prospect may in the future choose to pay dividends in its own stock, in which case you may be required to pay tax in excess of the cash you receive” and “Risk Factors — Risks Related to Patriot — Patriot may in the future choose to pay dividends in its own stock, in which case you may be required to pay tax in excess of the cash you receive.”

Litigation Relating to the Merger

On August 4, 2009, Bruce Belodoff filed a putative class action complaint against Patriot, Patriot’s directors and certain of Patriot’s officers in the Stamford Superior Court of the State of Connecticut. The lawsuit alleges that the proposed merger between Patriot and Prospect is the product of a flawed sales process and that Patriot’s directors and officers breached their fiduciary duty by agreeing to a structure that was not designed to maximize the value of Patriot’s shares. In addition, the lawsuit asserts that Patriot aided and abetted its officers’ and directors’ breach of fiduciary duty.

On August 5, 2009, Brian Killion filed a putative class action complaint against Patriot, its directors and certain of its officers and Prospect in the Bridgeport Superior Court of the State of Connecticut. The lawsuit alleges that the consideration to be paid in the proposed merger between Patriot and Prospect is unfair and is the result of an unfair process. The lawsuit further alleges that Patriot’s directors and officers breached their fiduciary duty by agreeing to a structure that is designed to deter higher offers from other bidders and for failing to obtain the highest and best price for Patriot’s stockholders. In addition, the lawsuit asserts that Patriot and Prospect aided and abetted its officers’ and directors’ breach of fiduciary duty.

On August 11, 2009, Thomas Webster filed a putative class action lawsuit against Patriot, its directors and certain of its officers in the Superior Court of the State of Connecticut. This lawsuit is essentially identical to the class action lawsuit filed by Bruce Belodoff against Patriot on August 4, 2009, which is described above, and was filed by the same law firm that filed such lawsuit.

All three complaints seek to enjoin consummation of the merger or, in the event that the merger has been consummated prior to the entry of a judgment, to rescind the transaction and/or award rescissory damages.

At this time, Patriot is unable to determine whether an unfavorable outcome from these claims is probable or remote or to estimate the amount or range of potential loss, if any. However, Patriot believes that these claims are without merit and intends to vigorously defend against them.

Interests of Patriot’s Directors and Executive Officers in the Merger

In considering the recommendation of the board of directors, Patriot’s shareholders should be aware that certain of Patriot’s directors and executive officers have interests in the transaction that are different from, and/or in addition to, the interests of Patriot’s shareholders generally. The Patriot board of directors was aware of these potential conflicts of interest and considered them, among other matters, in evaluating and negotiating the merger agreement and the merger, and in reaching its decisions to approve the merger agreement and to recommend that the shareholders vote in favor of adopting the merger agreement.

Treatment of Stock Options

As of August 3, 2009, there were approximately 2,861,177 shares of Patriot common stock issuable pursuant to stock options granted under the Patriot Stock Option Plan to current executive officers, including both vested and unvested options. Pursuant to the terms of the Patriot Stock Option Plan, all outstanding stock options become fully vested upon a change in control. The completion of the proposed merger would be a change in control for this purpose. Thus, in accordance with the terms of the Stock Option Plan and the proposed merger agreement, each outstanding option held by an executive officer as of the completion of the merger will become fully vested (to the extent not already vested) and will be cancelled and exchanged for a cash payment equal to the number of shares of Patriot common stock underlying the option multiplied by $0.01, less any applicable taxes required to be withheld.

The following table identifies, for each person who was an executive officer of Patriot as of August 3, 2009, the aggregate number of shares of Patriot common stock subject to outstanding vested and unvested options as of such date, and the cash to be paid in exchange for such options in connection with the merger (without reduction for taxes required to be withheld). The information assumes that all such options remain outstanding on the closing date of the merger.

	Aggregate
	Number of Shares	Cash Payable
	Subject to	in Exchange
	Vested and	for
	Unvested	Vested and
Name	Options	Unvested Options

Executive Officers
Richard B. Buckanavage	998,187	$9,982
William E. Alvarez, Jr.	181,761	$1,818
Timothy W. Hassler	983,256	$9,833
Matthew R. Colucci	530,512	$5,305
Clifford L. Wells	167,461	$1,675

Treatment of Restricted Stock

As of August 3, 2009, there were approximately 606,250 shares of restricted stock granted under Patriot’s Restricted Stock Plan to Patriot’s current executive officers. Pursuant to the terms of the restricted stock agreements under which the restricted stock was granted, and for certain executive officers, the terms of their employment agreements, the restricted stock becomes fully vested upon a change in control. The completion of the proposed merger would be a change in control for this purpose. Thus, in accordance with the restricted stock agreements, the employment agreements and the proposed merger agreement, each outstanding share of restricted stock held by an executive officer as of the completion of the merger will become fully vested. For each such executive officer, a portion of the shares that become vested will be cancelled and exchanged for a cash payment in an amount sufficient to cover all federal, state and local taxes required to be withheld on behalf of the executive officer upon the vesting of the shares. The remaining shares held by each executive officer will participate in the merger on the same basis as other shares of Patriot common stock.

The following table identifies, for each person who was an executive officer of Patriot as of August 3, 2009, the aggregate number of shares of restricted stock held as of August 3, 2009 and the value of such restricted stock that will become fully vested in connection with the merger, assuming a per share value of $4.00. The information assumes that all such shares of restricted stock remain outstanding on the closing date of the merger.

	Aggregate Shares of	Value of Shares of
Name	Restricted Stock	Restricted Stock

Executive Officers
Richard B. Buckanavage	226,500	$906,000
William E. Alvarez, Jr.	42,500	$170,000
Timothy W. Hassler	163,500	$654,000
Matthew R. Colucci	136,250	$545,000
Clifford L. Wells	37,500	$150,000

Employment Agreements and Severance Agreement

Each of the current executive officers of Patriot (other than Mr. Wells) is party to an employment agreement with Patriot that provides for certain severance payments and benefits in the event of termination of the executive officer’s employment under certain circumstances, including termination of the executive officer by Patriot or its successor without cause and termination by the executive officer for good reason. Mr. Wells and Patriot have entered into a severance agreement providing for certain severance payments and benefits in the event of his termination of employment by Patriot or its successor without cause or by him for good reason, as further described below. Each executive officer would be required to enter into an agreement with Patriot that provides for a general release of all legal claims that are or may be held by each such executive officer against Patriot in order for such executive officer to receive any severance payments and benefits pursuant to the employment or severance agreements. (Any reference in this description of the employment and severance agreements to Patriot should be read as a reference to Patriot or its successor where applicable to actions or payments after the proposed merger.)

The terms “good reason” and “cause” are generally defined in the employment and severance agreements as follows:

•	“Good reason” means that, without the executive officer’s written consent, any of the following events occurs: (1) any material change in the duties and responsibilities of the executive that is inconsistent in any material and adverse respect with his position, duties, responsibilities or status with Patriot; (2) a material and adverse change in the executive’s titles or offices with Patriot; (3) an adverse change in his bonus opportunity or a reduction in the executive’s salary unless Patriot is implementing an overall general salary reduction affecting all employees; (4) any requirement that the executive be relocated more than 35 miles from Patriot’s office; or (5) the failure of a purchaser of Patriot or the successor to the obligations of the employment agreement to honor the terms of the employment agreement or, in the case of Mr. Wells, assume the obligations of the severance agreement.

•	“Cause” refers to: (1) the executive’s willful and continued failure to perform substantially his duties with Patriot after a written demand for substantial performance is delivered by Patriot; (2) the executive’s willfully engaging in illegal conduct or gross misconduct which is demonstrably and materially injurious to the Patriot; (3) the executive’s ineligibility to serve as an executive officer pursuant to Section 9 of the 1940 Act; or (4) the executive’s conviction of a felony or crime of moral turpitude.

To comply with Section 409A of the Internal Revenue Code, to the extent severance payments are to be made in installments under the employment agreements, are deemed to provide a deferral of compensation under Section 409A, and the executive officer is a “specified employee” (as such term is defined in Section 409A) at the time of his termination, no payments would be provided until six months after the date of separation from service, at which point Patriot would make a lump sum payment of the delayed amounts.

Employment Agreements with Messrs. Buckanavage and Hassler

Pursuant to the employment agreements with Messrs. Buckanavage and Hassler, if either of these executive officers terminates his employment for good reason, or if Patriot terminates his employment without cause, he will be entitled to receive: (1) an amount equal to between one and one and one-half times the sum of his annual base salary in the then current year and the average of (a) his annual bonus plus (b) the value of annual restricted stock awards (“Average Annual Bonus”) during 2008 and the term of the agreement, paid in monthly installments; (2) an amount equal to a pro rata portion (based on length of service during the year in which the executive officer terminated employment) of his Average Annual Bonus during 2008 and the term of the agreement; (3) his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits; and (4) continued medical and dental insurance for up to one and one-half years after termination. In addition, his options and restricted stock awards shall become fully vested upon termination.

If either executive officer terminates his employment for any reason in the seventh month after a “change in control,” he will be entitled to receive the amounts and benefits set forth in the immediately preceding paragraph. For this purpose, the proposed merger will be a change in control. If within one year following a change in control, the executive officer terminates his employment for good reason (for this purpose only, the term good reason includes only the last three reasons in the definition above), or if Patriot terminates his employment without cause, he will be entitled to receive: (1) an amount equal to three times the sum of his annual base salary in the then current year and his Average Annual Bonus during 2008 and the term of the agreement, paid over three years in monthly installments; (2) an amount equal to a pro rata portion (based on length of service during the year in which the executive officer terminated employment) of his Average Annual Bonus during 2008 and the term of the agreement; (3) his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits; and (4) continued medical and dental insurance for up to three years after termination.

Employment Agreements with Messrs. Alvarez and Colucci

Pursuant to the employment agreements with Messrs. Alvarez and Colucci, if either of these executive officers terminates his employment for good reason, or if Patriot terminates his employment without cause, he will be entitled to receive: (1) an amount equal to the sum of, in the case of Mr. Alvarez, his annual base salary in the then current year and his Average Annual Bonus during the term of his agreement, paid in equal monthly installments, or in the case of Mr. Colucci, one and one-half times the sum of his annual base salary in the then current year and his Average Annual Bonus during the 2008 and term of the agreement, paid in equal monthly installments; (2) an amount equal to a pro rata portion (based on length of service during the year in which the executive officer terminated employment) of his Average Annual Bonus during the term of the agreement (and in 2008 for Mr. Colucci); (3) his accrued but unpaid base salary, bonuses, reimbursable expenses and benefits; and (4) continued medical and dental insurance for up to 12 months after termination for Mr. Alvarez and for up to 18 months after termination for Mr. Colucci. In addition, Mr. Alvarez’s options shall become fully vested upon termination and, in the case of Mr. Colucci, his options and restricted stock awards shall become fully vested upon termination. Any restricted shares issued to Mr. Colucci will vest upon the occurrence of a change in control, and the proposed merger would be a change in control for this purpose.

There are two differences in the above definition of “good reason” under the employment agreements with Messrs. Alvarez and Colucci. For Mr. Alvarez, a relocation provides good reason if it is more than 50 miles from Patriot’s offices. For Messrs. Alvarez and Colucci, the failure of the chief executive officer to determine performance objectives for the annual bonus within the first 60 days of the performance period would provide an additional good reason.

Severance Agreement with Mr. Wells

Patriot and Mr. Wells have entered into a severance agreement, pursuant to which if Mr. Wells’s employment is terminated by Patriot or its successor without cause or by Mr. Wells for good reason within 30 days before or within six months after a change in control that occurs between July 31, 2009 and January 31, 2010, then Mr. Wells will be entitled to receive his monthly base salary in monthly installments for six months following his termination of employment. For purposes of this severance agreement, the completion of the proposed merger would be a change in control if it occurs during the period specified.

The table below summarizes the maximum termination and change in control amounts that would be payable to Patriot’s named executive officers under each of their current employment agreements or severance agreements as if the change in control occurs on September 30, 2009 and employment of each terminates on that date or as otherwise specified in the table. The payments set forth in the table do not include payments in cancellation and exchange for unvested and vested options, which are made pursuant to the merger agreement.

		Termination in
	Termination for	Connection with		Termination by Us
	Good Reason by	Change in Control	Termination by	Within 1 Year of
	Executive Officer	Within 30 Days	Executive Officer	Change in Control
	or We Terminate	Before or Within	in the Seventh	Without Cause or by
	Employment Other	Six Months After a	Month After a	Executive Officer
Name	Than for Cause	Change in Control	Change in Control	for Good Reason

Richard P. Buckanavage	$2,849,389		$2,549,673	$4,804,417
William E. Alvarez, Jr.(1)	$983,360
Timothy W. Hassler	$2,274,718		$2,021,353	$3,927,312
Matthew R. Colucci	$1,872,251
Clifford L. Wells(1)	$117,075	$117,075

(1)	The payments to Messrs. Alvarez and Wells set forth in this table do not include payments in satisfaction of restricted stock in the amounts of $170,000 and $150,000, respectively. These payments are made pursuant to the merger agreement.

The foregoing estimates are based on a number of assumptions. Facts and circumstances at the time of any change in control transaction and termination thereafter as well as changes in the applicable executive officer’s compensation history preceding such a transaction and/or a qualifying termination thereafter could materially impact the amounts to be paid.

Indemnification and Insurance

Prospect and the surviving corporation have agreed to jointly and severally indemnify, to the greatest extent permitted by law, each of our present and former officers, directors and employees against all expenses, losses and liabilities (and comply with all of Patriot’s and its subsidiaries’ existing obligations to advance funds for expenses) incurred in connection with any claim, action, suit, proceeding or investigation arising out of, relating to, or in connection with, any acts or omission in their capacity as an officer, director or employee occurring on or before the effective time of the merger and against all expenses, losses and liabilities in connection with such persons serving as an officer, director or other fiduciary in any entity if such service was at the request of or for the benefit of the Patriot and its subsidiaries.

The merger agreement requires that Prospect purchase or cause there to be purchased, and that following the effective time of the merger the surviving corporation maintain, a tail policy to the current policy of directors’ and officers’ liability insurance maintained on the date hereof by Patriot (the “current policy”) containing the same coverage and in the same amount as the current policy and with a claims period of at least six years after the closing date with respect to claims arising from facts or events that existed or occurred prior to or at the effective time; provided, however, that in no event shall the surviving corporation be required to expend annually in excess of 300% of the annual premium currently paid by Patriot (the “insurance amount”) under the current policy; provided, however, that if the premium of such insurance coverage exceeds the insurance amount, Prospect shall be obligated to obtain, and the surviving corporation shall be obligated to maintain, a policy with the greatest coverage available for a cost not exceeding the insurance amount. The tail policy shall be purchased at Patriot’s expense unless Patriot is unable to fund the cost for the entire six-year period, in which case Prospect shall fund the balance of the expense.

Continued Benefits

To the extent that any of Patriot’s executive officers remain employed by the surviving corporation, they will be entitled to receive compensation and benefits following the merger. See “Description of the Merger Agreement — Additional Covenants Pending Completion of the Merger.”

DESCRIPTION OF THE MERGER AGREEMENT

The following summary, which includes all of the material terms of the merger agreement, is qualified by reference to the complete text of the merger agreement, which is attached as Annex A to this document and is incorporated by reference in this document.

Structure of the Merger

Subject to the terms and conditions of the merger agreement, Patriot will merge with and into Prospect and the separate corporate existence of Patriot will cease. Prospect will be the surviving entity and will succeed to and assume all of the rights and obligations of Patriot.

Closing; Completion of the Proposed Merger

Subject to the satisfaction of various conditions to closing (including approval by Patriot’s shareholders), the completion of the proposed merger, if approved by Patriot’s shareholders, will occur no later than the fifth business day after the satisfaction or waiver of the conditions set forth in the merger agreement or at another date or time as may be agreed to by Patriot and Prospect. If the merger agreement is approved at the special meeting, and the other conditions to the closing of the merger are satisfied, the parties expect to complete the merger during the fourth quarter of 2009, but in no event later than December 15, 2009.

Merger Consideration

If the proposed merger is consummated, each share of Patriot common stock will be converted into the right to receive approximately 0.3992 of a share of Prospect common stock. If the number of shares of Prospect common stock increase, decrease, change into or are exchanged for a different number or kind of shares or securities before the merger is completed as a result of a reclassification, stock dividend, stock split, reverse stock split, or other similar change (but excluding as a result of sales of Prospect common stock, sales of Prospect equity-linked securities, and the issuance of Prospect common stock pursuant to the Prospect dividend reinvestment plan or otherwise in lieu of a portion of any cash dividend declared by Prospect), then an appropriate and proportionate adjustment will be made to the number of shares of Prospect common stock into which each share of Patriot common stock will be converted.

Holders of shares of Patriot common stock will not receive any fractional shares of Prospect common stock in the merger. Instead, each Patriot shareholder otherwise entitled to a fractional share interest in Prospect will be paid an amount in cash, rounded to the nearest cent based on a formula set forth in the merger agreement.

In addition, the exchange ratio will be adjusted for any dividend that Patriot may declare prior to closing. In this regard, as a RIC, Patriot generally does not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends if it meets certain source-of-income, income distribution and asset diversification requirements. As a result, Patriot will be required to declare, to the extent necessary, a dividend prior to the consummation of the merger in an amount equal to its undistributed investment company taxable income and its net capital gain (if any) in order to preserve this favorable tax treatment. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Patriot — Recent Developments” and Note 11. “Income Taxes” and Note 14. “Subsequent Events” to Patriot’s unaudited financial statements for a detailed discussion regarding Patriot’s undistributed net ordinary income and capital gains.

The terms of the merger agreement anticipate that any such dividends may be paid out in accordance with a recent revenue procedure issued by the IRS, pursuant to which up to 90% of the total dividend may be paid in shares of common stock and the remainder will be paid in cash. Any such dividend, whether received in cash or common stock (including common stock of Prospect) will be taxable to shareholders as a ordinary income (or capital gains, if such dividends are properly designated as capital gain dividends). See “Risk Factors — Risks Related to Prospect — “Prospect may in the future choose to pay dividends in its own stock, in which case you may be required to pay tax in excess of the cash you receive” and “Risk Factors — Risks

Related to Patriot — Patriot may in the future choose to pay dividends in its own stock, in which case you may be required to pay tax in excess of the cash you receive.”

If any such dividends are declared by Patriot prior to closing, the exchange ratio will be adjusted as follows:

•	with respect to the cash portion of any such dividends, the numerator of the exchange ratio will bereduced in an amount equal to the cash dividend per share paid or payable with respect to each share of Patriot’s common stock and, as a result, the aggregate number of shares of Prospect common stock to be received by Patriot shareholders in the merger will decrease accordingly; and

•	with respect to the stock portion of any such dividends, the exchange ratio, after adjustment for any cash dividends as discussed above, will be proportionally adjusted to reflect any such dividends paid or payable in stock and, as a result, the number of shares of Patriot common stock to be issued for each outstanding share of Patriot common stock will be reduced, but the aggregate number of shares of Prospect common stock to be received by Patriot shareholders in the merger will remain unchanged.

After the effective time of the merger, there will be no further registration of transfers on the stock transfer books of Patriot or its transfer agent of Patriot’s common stock that was outstanding immediately prior to the effective time of the merger. Upon completion of the proposed merger, the outstanding shares of Patriot’s common stock will evidence only the right to receive the merger consideration, and shares of Patriot’s common stock will be cancelled and will cease to exist.

Treatment of Patriot Stock Options and Restricted Stock

Each outstanding option to acquire Patriot common stock granted under Patriot’s stock option plan will be cancelled in exchange for a cash payment of $0.01 for each share of Patriot common stock for which such option is exercisable.

Restricted shares of Patriot common stock outstanding immediately prior to the effective time of the merger will vest at the effective time and a portion of those shares held by each of Patriot’s executive officers and employees will be cancelled in exchange for a cash payment in an amount sufficient to cover the federal, state and local taxes required to be withheld from the executive officer or employee upon the vesting of the shares, with the remaining shares participating in the merger on the same basis as other shares of Patriot common stock.

Prior to the effective time of the merger, Patriot will terminate its stock option and restricted stock plans.

Conversion of Shares; Exchange of Certificates; Book-Entry Shares

The conversion of Patriot common stock into the right to receive the merger consideration will occur automatically at the effective time of the merger. Prior to the completion of the merger, Prospect will select a bank or trust company reasonably acceptable to Patriot to be the exchange agent, who will exchange certificates representing shares of Patriot common stock for the merger consideration upon receipt of an appropriately completed letter of transmittal (discussed below) and perform other duties as explained in the merger agreement.

Shares of Patriot common stock held in the Direct Registration System (DRS) will automatically be converted into whole shares of Patriot common stock in DRS form. An account statement will be mailed to you confirming this automatic conversion.

Shares of Patriot common stock held in the book-entry form will be automatically converted into whole shares of Prospect common stock in book-entry form. An account statement will be mailed to you confirming this automatic conversion.

Letter of Transmittal

As soon as reasonably practicable after completion of the merger, the exchange agent will mail a letter of transmittal to each holder of a Patriot common stock certificate at the effective time of the merger. This mailing will contain instructions on how to surrender Patriot common stock certificates in exchange for statements indicating book-entry ownership of Prospect common stock and a check in the amount of cash to be paid in lieu of fractional shares of Prospect common stock. If a holder of a Patriot common stock certificate makes a special request, however, Prospect will issue to the requesting holder a Prospect stock certificate in lieu of book-entry shares. When you deliver your Patriot stock certificates to the exchange agent along with a properly executed letter of transmittal and any other required documents, your Patriot stock certificates will be cancelled and you will receive statements indicating book-entry ownership of Prospect common stock, or, if requested, stock certificates representing the number of full shares of Prospect common stock to which you are entitled under the merger agreement. You also will receive a cash payment for any fractional shares of Patriot common stock that would have been otherwise issuable to you as a result of the merger.

Holders of Patriot common stock should not submit their Patriot stock certificates for exchange until they receive the transmittal instructions and a form of letter of transmittal from the exchange agent.

If a certificate for Patriot common stock has been lost, stolen or destroyed, the exchange agent will issue the consideration properly payable under the merger agreement upon receipt of appropriate evidence as to that loss, theft or destruction and appropriate and customary indemnification.

After completion of the merger, there will be no further transfers on the stock transfer books of Patriot, except as required to settle trades executed prior to completion of the merger.

Withholding

The exchange agent will be entitled to deduct and withhold from the cash in lieu of fractional shares payable to any Patriot shareholder the amounts it is required to deduct and withhold under any federal, state, local or foreign tax law. If the exchange agent withholds any amounts, these amounts will be treated for all purposes of the merger as having been paid to the shareholders from whom they were withheld.

Dividends and Distributions

Until Patriot common stock certificates are surrendered for exchange, any dividends or other distributions declared after the completion of the merger with respect to Prospect common stock into which shares of Patriot common stock may have been converted will accrue, without interest, but will not be paid. Prospect will pay to former Patriot shareholders any unpaid dividends or other distributions, without interest, only after they have duly surrendered their Patriot stock certificates. In addition, the merger agreement provides that any such unpaid dividends or other distributions will be payable in the form of shares Prospect’s common stock in accordance with Prospect’s dividend reinvestment plan.

In order to maintain Patriot’s qualification as a RIC for U.S. federal income tax purposes, Patriot generally must distribute to its shareholders annually at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a result, Patriot will be required to declare, to the extent necessary, a dividend prior to the consummation of the merger in an amount equal to its undistributed investment company taxable income and net capital gain (if any) in order to preserve this favorable tax treatment and to eliminate its liability for U.S. federal income tax. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Patriot — Recent Developments” and Note 11. “Income Taxes” and Note 14. “Subsequent Events” to Patriot’s unaudited financial statements for a detailed discussion regarding Patriot’s undistributed net ordinary income and capital gains.

The terms of the merger agreement anticipate that any such dividends may be paid out in accordance with a recent revenue procedure issued by the IRS, pursuant to which up to 90% of the total dividend may be paid in shares of common stock and the remainder will be paid in cash. Any such dividend, whether received in cash or common stock (including common stock of Prospect) will be taxable to shareholders as a ordinary income (or capital gains, if such dividends are properly designated as capital gain dividends). See “Risk Factors — Risks Related to Prospect — “Prospect may in the future choose to pay dividends in its own stock, in which case you may be required to pay tax in excess of the cash you receive” and “Risk Factors — Risks Related to Patriot — Patriot may in the future choose to pay dividends in its own stock, in which case you may be required to pay tax in excess of the cash you receive.”

Representations and Warranties

The merger agreement contains customary representations and warranties of Patriot and Prospect relating to their respective businesses. With the exception of certain representations that must be true and correct in all or virtually all respects, or in all material respects, no representation or warranty will be deemed untrue, inaccurate or incorrect as a consequence of the existence or absence of any fact, circumstance or event unless that fact, circumstance or event, individually or when taken together with all other facts, circumstances or events, has had or would reasonably be expected to have a material adverse effect on the financial condition, results of operations or business of the company making the representation. The representations and warranties in the merger agreement do not survive the completion of the merger.

In determining whether a material adverse effect has occurred or would reasonably be expected to occur since December 31, 2008, the parties will disregard any effects resulting from (1) changes in generally accepted accounting principles or regulatory accounting requirements applicable generally to companies in the industries in which the relevant party and its subsidiaries operate (except to the extent that the effects of such a change are disproportionately adverse to such party as compared to other companies in such industries), (2) changes after the date of the merger agreement in laws, rules or regulations of general applicability to companies in the industries in which the relevant party and its subsidiaries operate (except to the extent that the effects of such a change are disproportionately adverse to such party as compared to other companies in such industries), (3) actions or omissions taken with the prior written consent of the other party, (4) changes in global or national political conditions or in general, economic or market conditions generally affecting the industries in which the relevant party or its subsidiaries operate (except to the extent that the effects of such a change are disproportionately adverse to such party as compared to other companies in such industries), (5) conditions arising out of acts of terrorism, war, weather conditions or other force majeure events, (6) the public disclosure of the merger agreement or the transactions contemplated by the merger agreement, and, in the case of Patriot only, (7) any legal proceedings made or brought by any current or former shareholders of such party arising out of the merger agreement, (8) any changes in the liquidity position of Patriot that do not create new material liabilities for Patriot (excluding liabilities assumed or funded by Prospect), or (9) any events of default under the Amended Securitization Agreement in addition to already existing events of default.

The merger agreement contains customary representations and warranties by each of Patriot and Prospect relating to, among other things:

•	due organization, valid existence and good standing;

•	authorization to enter into the merger agreement and required shareholder approval by Patriot shareholders to complete the merger;

•	compliance with SEC reporting requirements;

•	required governmental consents;

•	financial statements, internal controls and disclosure controls and procedures;

•	no breach of organizational documents or material agreements as a result of the merger agreement or the completion of the merger;

•	broker’s fees payable in connection with the merger;

•	accuracy of information contained in the documents to be filed with the SEC;

•	capitalization;

•	absence of defaults under certain contracts;

•	taxes and tax returns;

•	tax treatment of the merger;

•	compliance with laws;

•	no changes since December 31, 2008 that would have a material adverse effect;

•	no material legal proceedings;

•	environmental matters;

•	insurance; and

•	no material undisclosed liabilities.

The merger agreement also contains additional customary representations and warranties made by Patriot relating to, among other things:

•	employee matters, including employee benefit plans;

•	investment securities;

•	owned and leased properties;

•	ownership of intellectual property rights reasonably necessary to conduct its business;

•	inapplicability of state takeover laws; and

•	interested party transactions.

In addition, the merger agreement contains a representation and warranty made by Prospect that it has and will have immediately available funds in cash or cash equivalents or available under lines of credit to pay off (i) all principal and interest due under the Amended Securitization Facility, which amounted to $115.7 million as of August 3, 2009, and (ii) up to $1.35 million in other costs, fees and expenses payable to the lenders under the terms of the Amended Securitization Facility, and includes certain representations and warranties concerning Prospect’s investment adviser and administrator.

The representations and warranties described above and included in the merger agreement were made by each of Patriot and Prospect to the other. These representations and warranties were made as of specific dates, may be subject to important qualifications and limitations agreed to by Patriot and Prospect in connection with negotiating the terms of the merger agreement, and may have been included in the merger agreement for the purpose of allocating risk between Patriot and Prospect rather than to establish matters as facts. The merger agreement is described in, and included as an appendix to, this document only to provide you with information regarding its terms and conditions, and not to provide any other factual information regarding Patriot and Prospect or their respective businesses. Accordingly, the representations and warranties and other provisions of the merger agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this document and in the documents incorporated by reference into this document. See “Where You Can Find More Information.”

Conduct of Business Pending Completion of the Merger

Under the merger agreement, Patriot has agreed that, during the period before the completion of the merger, except as expressly contemplated by the merger agreement, it will, and will cause its subsidiaries to:

•	conduct its operations only in the ordinary course of business consistent with past practice; and

•	seek to preserve intact its current business organizations and ongoing businesses.

Each of Patriot and Prospect have agreed to take no action that would reasonably be expected to adversely affect or materially delay its ability to obtain any necessary regulatory and governmental approvals, perform its covenants or complete the merger.

In addition, pending the merger, Patriot has agreed that, without Prospect’s written consent or except as otherwise expressly contemplated by the merger agreement, it will not, and will cause its subsidiaries not to, among other things:

•	amend its organizational documents;

•	except as required under any contract or employee benefit plan (other than employment agreements with its executive officers), increase in any manner the compensation or benefits of any current or former officers, directors or employees; pay any amounts to any current or former officers, directors or employees not required by any current plan or agreement (other than base salary in the ordinary course of business); adopt any stock option plan or other stock-based compensation plan, compensation, severances, pension, retirement, profit-sharing, welfare benefit, or other employee benefit plan or agreement with or for the benefit of any employee; accelerate the vesting of any stock-based compensation or other long-term compensation; or hire any employee or terminate the employment of any employee;

•	adjust, split, combine or reclassify any of its shares; make, declare or pay any dividend other than the distribution of the investment company taxable income and net capital gains for the taxable year ending on the date of the merger (which distribution is described elsewhere in this document), or make any other distribution on, or directly or indirectly redeem, purchase, or otherwise acquire, any shares of its capital stock or any securities convertible into any shares of its capital stock; grant any stock options or any restricted shares, or grant any right to acquire any shares of capital stock; or issue any additional shares of capital stock or other securities, except as pursuant to options granted under its stock option plan outstanding as of the merger agreement;

•	transfer ownership or grant any intellectual property rights to any person;

•	take any action, or omit to take any action, which action or omission would result in the merger not qualifying as a reorganization under Section 368(a) of the Code;

•	sell or otherwise dispose of any asset or property, or cancel, release or assign any material amount of indebtedness, other than pursuant to existing contracts;

•	amend any material contract, instrument or other agreement; create, renew or amend any agreement or contract or, except as required by law, other binding obligation containing any material restriction on the ability to conduct business as currently being conducted or on the ability to engage in any type of activity or business;

•	make any material investment or loan (other than funding existing unfunded commitments to its portfolio companies);

•	incur any additional indebtedness, make or change any tax election, or settle or compromise any tax liability;

•	commence or settle any material claim, action or proceeding;

•	file or amend any tax return other than in the ordinary course of business;

•	take any action or willfully fail to take any action that is intended or may reasonably be expected to result in a failure to meet the conditions required to consummate the merger; or

•	implement or adopt any change in tax accounting or financial accounting principles, other than as may be required by applicable law or regulatory guidelines.

Additional Covenants Pending Completion of the Merger

Each of Patriot and Prospect has agreed that it will, among other things:

•	cooperate and use reasonable efforts to promptly prepare and file all necessary documentation, to effect all applications, notices and filing, to obtain as promptly as practical all consents of all third parties that are necessary or advisable to consummate the merger, and to comply with the terms and conditions of all consents of all third parties;

•	take all necessary actions in case at any time after the completion of the merger any further action is necessary to carry out the purposes of the merger agreement;

•	upon request, furnish or cause to be furnished all information as may be reasonably necessary or advisable in connection with the any SEC filing or any other statement, filing, notice or application made to any governmental entity in connection with the merger;

•	promptly advise the other party upon receiving any communication from any governmental entity the consent or approval of which is required for consummation of the merger that causes the recipient party to believe that there is a reasonably likelihood that any requisite regulatory approvals will not be obtained or will be materially delayed;

•	afford to the other party reasonably access, during normal business hours prior to the merger, to all of its properties, books, commitments and records, and, during such party, make available to the other parties copies of all documents filed or received during such period pursuant to federal securities laws and all other information concerning its business, properties and personnel as the other party may reasonably request;

•	consult with each other and give each other reasonable advance notice and opportunity to review and comment upon any press release or other public statements with respect to the transactions contemplated by the merger agreement;

•	cooperate in the prompt preparation and the filing with the SEC of the registration statement on Form N-14 of which this document forms a part;

•	promptly advise the other party of any change or event reasonably likely to result in a breach of any representations, warranties or covenants contained in the merger agreement or that would result in the conditions to closing not being satisfied;

•	take all such steps as may be necessary or appropriate to cause any disposition of shares of Patriot common stock or conversion of any derivative securities in respect of such shares of Patriot common stock in order to be exempt from the “short-swing profits” prohibition; and

•	coordinate regarding the declaration of any dividends in respect of Prospect common stock and Patriot common stock and the record dates and payment dates of each, including the dividend relating to the distribution of Patriot’s undistributed investment company taxable income and net capital gain for the year ending on the closing date of the merger (which distribution is described elsewhere in this document).

Patriot has agreed further that it will, among other things:

•	include in this document the recommendation of its board of directors that Patriot shareholders approve the merger agreement and the transactions contemplated by the merger agreement, provided that the recommendation of Patriot’s board of directors may be withdrawn if the board of directors has accepted a proposal for a superior competing transaction (as discussed below);

•	terminate promptly any feature of its dividend reinvestment plan providing for the issuance of shares by Patriot;

•	give Prospect the opportunity to participate in the defense or settlement of any shareholder litigation against Patriot and/or its directors relating to the merger; and

•	not settle or offer to settle any litigation commenced on or after the date of the merger agreement against Patriot or any of its directors or executive officers by any of its shareholders relating to the merger or the merger agreement, without the prior written consent of Prospect.

Prospect has agreed further that it will, among other things:

•	take all actions necessary and appropriate to complete the merger, including, causing the Prospect shares to be issued in the merger to be approved for listing on the NASDAQ Global Select Market;

•	for a period of 12 months following the closing date of the merger, provide employee benefit and other plans and compensation arrangements to Patriot employees employed by Patriot on the closing date that are comparable to the employee benefit and compensation opportunities that are generally made available to similarly situated employees of Patriot Capital Management or Prospect Administration;

•	to the extent that a Patriot employee becomes eligible to participate in an employee benefit maintained by Prospect or any of its subsidiaries, Prospect Capital Management or Prospect Administration, cause such employee benefit plan to (i) recognize the service of that employee with Patriot for purposes of eligibility, participation, vesting and, except under defined benefit pension plans, benefit accrual under such employee benefit plan, to the same extent such service was recognized immediately prior to the merger under a comparable Patriot benefit plan in which the employee was eligible to participate immediately prior to the merger, except to the extent it would result in duplication of benefits or for hours worked in 2009 for purposes of participation during 2009 in any profit sharing plan of Prospect Capital Management or Prospect Administration and (ii) with respect to any health, dental, vision plan or other welfare plan of Prospect or any of its subsidiaries, Prospect Capital Management, or Prospect Administration in which any employee is eligible to participate for the plan year in which such employee is first eligible to participate, use its reasonable best efforts to cause its third-party insurance providers to (x) waive any pre-existing condition limitations or eligibility waiting periods under such plan to the extent such limitation would have been waived or satisfied under the Patriot benefit plan, and (y) recognize any health, dental or vision expenses incurred by such employee in the year that includes the closing date (or, if later, the year in which such covered employee is first eligible to participate) for purposes of any applicable deductible and annual out-of-pocket expense requirements under any such health, dental or vision plan; and

•	honor each employment agreement with an executive officer of Patriot specified in the merger agreement.

Conditions to the Merger

Conditions to Each Party’s Obligations to Effect the Merger

The obligations of Patriot and Prospect to complete the proposed merger are subject to the satisfaction or, where permissible, waiver of the following conditions:

•	the merger agreement is approved by the required vote of Patriot’s shareholders;

•	no legal prohibition on completion of the merger is in effect;

•	the registration statement, including this document, is declared effective by the SEC;

•	in the event a filing is required under the Hart-Scott-Rodino Act in connection with the merger, any waiting period applicable to the merger under the Hart-Scott-Rodino Act shall have expired or been terminated; and

•	there shall be no pending suit, action or proceeding by any governmental entity that has a reasonable likelihood of success challenging the merger, seeking to prohibit or limit ownership by Patriot, Prospect or their subsidiaries of a material portion of their respective business or assets, or imposing other similar restrictions.

Conditions to the Obligations of Prospect to Effect the Merger

The obligations of Prospect to complete the merger are subject to the satisfaction or, where permissible, waiver of the following conditions:

•	the representations and warranties of Patriot contained in the merger agreement shall have been accurate as of the date of the merger agreement and be accurate as of the effective date, and Prospect shall have received a certificate of Patriot signed on behalf of Patriot by the chief executive officer or chief financial officer of Patriot to such effect. Subject to certain exceptions, this condition will be deemed satisfied unless any or all breaches of Patriot’s representations and warranties in the merger agreement (without giving effect to any materiality qualification or limitation) are reasonably expected to have a material adverse effect on Patriot;

•	Patriot shall have performed in all material respects all obligations required to be performed by it under the merger agreement at or prior to the effective time of the merger, and Prospect shall have received a certificate of Patriot signed on behalf of Patriot by the chief executive officer or chief financial officer of Patriot to such effect;

•	Patriot shall have received the written opinion, dated the closing date of the merger, of Sutherland Asbill & Brennan LLP substantially to the effect that, on the basis of the law in effect at the closing date of the merger, and facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the closing date of the merger, that the merger will constitute a reorganization within the meaning of Section 368(a) of the Code;

•	All regulatory approvals necessary to consummate the merger shall have been obtained and remain in full force and effect;

•	Patriot shall have delivered to Prospect all payoff letters from its lenders under the Amended Securitization Facility; and

•	Patriot shall have compiled with the provisions of the merger agreement relating to the final dividend of Patriot.

Conditions to the Obligations of Patriot to Effect the Merger

The obligations of Patriot to complete the merger are subject to the satisfaction or, where permissible, waiver of the following conditions:

•	the representations and warranties of Prospect contained in the merger agreement shall have been accurate as of the date of the merger agreement and shall be accurate as of the effective time, and Patriot shall have received a certificate of Prospect signed on behalf of Prospect by the chief executive officer or chief financial officer of Prospect to such effect. Subject to certain exceptions, this condition shall be deemed satisfied unless any or all breaches of Prospect’s representations and warranties in the merger agreement (without giving effect to any materiality qualification or limitation) are reasonably expected to have a material adverse effect on Prospect;

•	Prospect shall have performed in all material respects all obligations required to be performed by it under the merger agreement at or prior to the effective time of the merger, and Patriot shall have received a certificate of Prospect signed on behalf of Prospect by the chief executive officer or chief financial officer of Prospect to such effect;

•	Prospect shall have received the written opinion, dated the closing date of the merger, of Sutherland Asbill & Brennan LLP substantially to the effect that, on the basis of the law in effect at the closing date of the merger, and facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the closing date of the merger, that the merger will constitute a reorganization within the meaning of Section 368(a) of the Code;

•	All regulatory approvals necessary to consummate the merger shall have been obtained and remain in full force and effect; and

•	Prospect shall have taken such steps as reasonably requested by the lenders under the Amended Securitization Facility in order to repay all amounts due under the Amended Securitization Facility.

No Solicitation by Patriot

Patriot has agreed that, except as described below, none of Patriot, its subsidiaries, or any officer, director, employee, agent or representative (including any investment banker, financial advisor, attorney, accountant or other representative) will initiate, solicit, encourage or facilitate (including by way of furnishing information) or take any other action designed to facilitate any inquiries or proposals regarding any alternative proposal or alternative transaction; participate in any discussions or negotiations regarding an alternative proposal or alternative transaction; or enter into any agreement regarding any alternative proposal or alternative transaction. Patriot has further agreed to not terminate, waive, modify, or amend any provision of, or grant permission or request under, any standstill or confidentiality agreement to which it or its subsidiaries is a party, and shall use, or cause to be used, reasonable efforts to enforce such agreements. Patriot has agreed to immediately cease and cause to be terminated any existing discussions or negotiations with any parties previously conducted with respect to any alternative proposal or alternative transaction. Patriot has agreed to notify Prospect in writing promptly (in no event later than 48 hours) after receipt of any alternative proposals or modifications or amendments to any alternative proposals, or any request for nonpublic information relating to Patriot or its subsidiaries or access to properties, books and records of Patriot and its subsidiaries, and to keep Prospect informed of any material changes in the status or terms of any alternative proposal or request.

For purposes of the merger agreement, an “alternative proposal” means any written proposal for a merger, share exchange, consolidation, sale of assets, sale of shares of capital stock (including by way of tender offer), or similar transactions involving Patriot or any of its subsidiaries or the shareholders of Patriot or any of its subsidiaries received from a third party (or group of persons) not affiliated with Patriot or Prospect that, if consummated, would constitute an alternative transaction. An “alternative transaction” means:

•	a transaction pursuant to which a third party, directly or indirectly, acquires or would acquire more than 75% of the outstanding shares of Patriot or outstanding voting power or of any preferred stock that would be entitled to a class or series vote with respect to a merger or other reorganization involving Patriot, whether from Patriot or pursuant to a tender offer or exchange offer or otherwise;

•	a merger, share exchange, consolidation or other business combination involving Patriot;

•	any transaction pursuant to which a third party acquires or would acquire control of assets (including for this purpose the outstanding equity securities of subsidiaries of Patriot and securities of the entity surviving any merger or business combination including any of Patriot’s subsidiaries) of Patriot or any of its subsidiaries representing more than 75% of the fair market value of all the assets, net revenues or net income of Patriot and its subsidiaries, taken as a whole, immediately prior to such transaction; or

•	any other consolidation, business combination, recapitalization or similar transaction of similar scope involving Patriot or any of its subsidiaries other than the transactions contemplated by the merger agreement.

The Patriot board of directors shall be permitted, prior to the special meeting of the Patriot shareholders relating to the merger with Prospect, to consider and participate in discussions and negotiations with respect to a bona fide alternative proposal received from a third party, if and so long as:

•	the alternative proposal is a superior proposal (other than the requirement that the alternative proposal is binding on the third party);

•	the alternative proposal was not solicited by Patriot, its subsidiaries or any officer, director, employee, agent or representative (including any investment banker, financial advisor, attorney, accountant or representative) of Patriot or its subsidiaries in violation of the merger agreement;

•	the alternative proposal is from a third party that is qualified to make such proposal;

•	the Patriot board of directors reasonably determines in good faith (after consultation with outside legal counsel) that failure to do so would cause it to violate its fiduciary duties under applicable law;

•	prior to Patriot’s board of directors engaging in any such discussions or negotiations, the third party first enters into a confidentiality agreement with Patriot on terms substantially similar to, and no less favorable to Patriot than those contained in the confidentiality agreement with Prospect; and

•	the third party deposits with Patriot a non-refundable cash deposit in an amount equal to the termination fee.

In addition Patriot must provide Prospect with 72 hours advance notice of entering into discussions or negotiations concerning an alternative proposal, and must negotiate with Prospect in good faith to make adjustments to the merger agreement such that the alternative proposal would no longer constitute a superior proposal.

For purposes of the merger agreement, a “superior proposal” means any alternative proposal made by a third party that:

•	is legally binding on the third party but not on Patriot;

•	is fully financed and contains no financing contingency or obligation to obtain consent from a lender or equity source;

•	contains no condition to closing materially more burdensome on Patriot, or in Patriot board’s reasonable and good faith judgment (after consultation with its financial advisor and outside legal counsel) making it materially less likely that the conditions to the closing of such transaction would be satisfied than, the conditions to closing set forth in the merger agreement (with a condition for a vote of the third party’s shareholders on any matter being materially more burdensome and making it materially less likely that all conditions to such alternative proposal will be satisfied); and

•	which is otherwise on terms which the Company Board determines in its reasonable good faith judgment (after consultation with its financial advisor and outside legal counsel), taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal and the person making the proposal, that the proposal (i) if consummated would result in a transaction that is more favorable, from a financial point of view, to Patriot’s shareholders (after taking into account any termination fee, expense reimbursement, or make whole payment) than the merger and (ii) is reasonably certain of being completed.

Except as described below, Patriot’s board of directors will not withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, its recommendation of the merger agreement and/or the merger to Patriot’s shareholders or take any public action or make any public statement in connection with the special meeting inconsistent with such recommendation, unless:

•	it receives, prior to the date on which the Patriot shareholders have approved the merger, an alternative proposal not solicited in any manner in violation of the merger agreement;

•	Patriot has not breached in any material respect any of the provisions in the merger agreement relating to shareholder approval or non-solicitation;

•	it reasonably determines in good faith (after consultation with outside legal counsel and prior to the date on which the shareholders have approved the merger), that in light of a superior proposal the failure to effect such change of recommendation would cause it to violate its fiduciary duties to the shareholders under applicable law;

•	Prospect has received written notice from Patriot at least ten business days prior to such change of notification identifying the identify of the person making the alternative proposal, stating that Patriot has received a alternative proposal which the board has determined is a superior proposal and that Patriot intends to effect a change of recommendation, and including a summary of material terms of the alternative proposal; and

•	during the notice period, Patriot and its advisors have negotiated in good faith with Prospect to make adjustments in the terms and conditions of the merger agreement such that the alternative proposal would no longer constitute a superior proposal.

Termination of the Merger Agreement

Right to Terminate

The merger agreement may be terminated at any time before completion of the merger, whether before or after approval of the merger agreement and the merger by Patriot shareholders, as follows:

•	by mutual written consent of Patriot and Prospect;

•	by either Patriot or Prospect if:

•	any governmental entity that must grant approval of the merger has denied such approval and such denial has become final and non-appealable, or a governmental entity of competent jurisdiction issues a final and nonappealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by the merger agreement;

•	the merger is not completed prior to December 15, 2009, except that neither Patriot nor Prospect may terminate the merger agreement if its willful and material breach is the reason that the merger has not been completed;

•	the required approval of the merger agreement by Patriot shareholders is not obtained at the special meeting; or

•	upon a violation or breach by either party of any agreement, covenant, representation or warranty, so that the conditions to the completion of the merger would be incapable of being satisfied by the closing date, which is not cured within 30 days of notice being provided to the breaching party.

•	by Prospect, prior to receipt of Patriot shareholder approval, within 10 days after the Patriot board of directors effects a change of recommendation; or, in the case of any alternative proposal structured as a tender or exchange offer for Patriot common stock commenced by a person unaffiliated with the buyer, if the Patriot board of directors fails to issue within 10 days after the public announcement of the alternative proposal a public statement reaffirming the board recommendation and recommending that Patriot’s shareholders reject the alternative proposal; or if Patriot breaches any of the no solicitation provisions of the merger agreement.

•	by Patriot, if Patriot receives a superior proposal, the board authorizes Patriot to enter into an agreement to consummate the transaction contemplated by such superior proposal, and concurrently with such termination, Patriot pays the termination fee and enters into a definitive agreement to consummate the transaction contemplated by the superior proposal; or if the board effects a recommendation change in compliance with the no solicitation provisions of the merger agreement.

Because the parties expect that all conditions to the merger other than shareholder approval are likely to be satisfied prior to the special meeting, the parties anticipate that in the event either party is entitled to terminate the agreement pursuant to the provisions described above, such party would decide whether to exercise or waive that termination right as soon as possible following the special meeting, or, if later, as soon as possible following the satisfaction of all of the other conditions to closing contained in the merger agreement.

Effect of Termination

If the merger agreement is terminated it will become void and have no effect, and there will be no liability on the part of Prospect, Patriot or their respective affiliates, directors, officers or shareholders, except that (1) Patriot and Prospect will remain liable for any knowing breach of the merger agreement and (2) designated provisions of the merger agreement will survive the termination, including, but not limited to, the confidential treatment of information and publicity restrictions.

Expenses; Termination Fees

Each party to the merger agreement will generally bear its own fees and expenses in connection with the transactions contemplated by the merger agreement, whether or not the merger is completed.

Assuming Prospect is not in material breach of any covenants, representation or warranties or any agreements under the merger agreement at the time of termination:

•	Patriot will pay to Prospect a termination fee in the amount of $3,200,000, if the merger agreement is terminated:

•	by Patriot, in conjunction with the authorization of Patriot’s board of directors to enter into an agreement to consummate a transaction contemplated by a superior proposal or in conjunction with a recommendation change by the board; or

•	by Prospect, in conjunction with a change of recommendation by the Patriot board of directors at any time prior to the approval by Patriot’s shareholders of the merger; or, in conjunction with any alternative proposal structured as a tender or exchange offer for Patriot common stock commenced by a person unaffiliated with Prospect, if the Patriot board of directors fails to issue within 10 days after the public announcement of the alternative proposal a public statement reaffirming the board recommendation and recommending that the Patriot shareholders reject the alternative proposal; or in conjunction with any breach by Patriot of any of the no solicitation provisions of the merger agreement.

•	Patriot will reimburse Prospect up to $250,000 of expenses incurred in connection wit the negotiation of the merger agreement if the merger agreement is terminated by Prospect:

•	in the event the required approval of the merger agreement by Patriot shareholders is not obtained at the special meeting; or

•	upon a violation or breach by Patriot of any agreement, covenant, representation or warranty, so that the conditions to the completion of the merger would be incapable of being satisfied by the closing date.

In addition, if the merger agreement is terminated in the manner described immediately above, and an expense reimbursement, but not a termination fee, is paid to Prospect, and within one year of the date of such termination Patriot enters into an agreement to consummate an alternative proposal, Patriot will pay Prospect the difference between the termination fee and any expense reimbursement made in connection with the termination.

Waiver and Amendment of the Merger Agreement

The merger agreement may be amended in writing by action of the board of directors of Prospect and the board of directors of Patriot any time before or after approval of the merger by Patriot shareholders. However, after shareholder approval is obtained, no amendment may be made which by law requires the further approval of shareholders without obtaining such further approval. If the merger agreement is amended after the mailing of this document and your vote is required to such amendment, Patriot will resolicit your vote.

At any time before the completion of the merger, the parties may, in writing:

•	extend the time for the performance of any of the obligations or other acts of the other parties;

•	waive any inaccuracies in the representations and warranties of the other parties contained in the merger agreement or in any document delivered under the merger agreement; or

•	waive compliance with any of the agreements or conditions of the other parties contained in the merger agreement.

Indemnification; Directors’ and Officers’ Insurance

From and after the effective time of the merger, Prospect will indemnify, defend and hold harmless the officers and directors of Patriot against all losses, claims, damages, costs, expenses (including attorneys’ fees and expenses), liabilities or judgments or amounts that are paid in settlement of, or otherwise in connection with any threatened or actual claim, action, suit, proceeding or investigation based on or arising out of the fact that such person is or was a director or officer of Patriot or any subsidiary of Patriot at or prior to the effective time of the merger, whether asserted or claimed prior to, or at or after, the effective time of the merger, including all such indemnified liabilities based on, or arising out of, or pertaining to the merger agreement or the transactions contemplated by the merger agreement, in each case to the full extent permitted under applicable law.

The merger agreement requires Prospect to maintain for a period of six years after completion of the merger Patriot’s current directors’ and officers’ liability insurance policy, or policies of at least the same coverage and amount and containing terms and conditions that are not less advantageous than the current policy, with respect to acts or omissions occurring prior to completion of the merger, except that Prospect is not required to incur an annual premium expense greater than 300% of Patriot’s current annual directors’ and officers’ liability insurance premium. If Prospect is unable to maintain such a policy because the annual premium expense is greater than 300% of Patriot’s current annual directors’ and officers’ liability insurance premium, Prospect is obligated to obtain as much comparable insurance as is available for the amount that is 300% of Patriot’s current premium.

ACCOUNTING TREATMENT

The merger will be accounted for as an acquisition of Patriot by Prospect in accordance with SFAS No. 141(R), “Business Combinations” (“SFAS No. 141(R)”). In accordance with the acquisition method of accounting, the fair value of the consideration paid is allocated to the assets acquired and liabilities assumed based on their fair values at the date of acquisition. As described in more detail in SFAS 141(R), goodwill, if any, is recognized as of the acquisition date, measured as a residual, which results in measuring goodwill as the excess of the consideration transferred over the fair value of the identifiable net assets acquired. If the total acquisition date fair value of the identifiable net assets acquired exceeds the fair value of the consideration transferred, the excess is recognized in earnings as a gain.

In connection with the merger of Patriot and Prospect, the estimated fair value of the net assets acquired is anticipated to equal the purchase price and, based on Prospect’s preliminary purchase price allocation of $198.1 million, no gain will be recorded by Prospect in the period the merger is completed.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

The following general discussion is a summary of certain United States federal income tax consequences of the merger to U.S. holders (as defined below) of Patriot common stock that exchange their shares of Patriot common stock for shares of Prospect common stock in the merger. This discussion does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction, or under any United States federal laws other than those pertaining to the income tax. This discussion is based upon the Internal Revenue Code of 1986, as amended, or the “Code,” the regulations promulgated under the Code and court and administrative rulings and decisions, all as in effect on the date of this document. These laws may change, possibly retroactively, and any change could affect the accuracy of the statements and conclusions set forth in this discussion. No ruling has been or will be obtained from the IRS regarding any matter relating to the merger. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below.

This discussion addresses only those Patriot shareholders that hold their shares of Patriot common stock as a capital asset (generally assets held for investment) within the meaning of Section 1221 of the Code. This summary discussion of United States federal income tax consequences is for general information only. Further, this discussion does not address all aspects of United States federal income taxation that may be relevant to you in light of your particular circumstances or that may be applicable to you if you are subject to special treatment under the United States federal income tax laws, including if you are:

•	a financial institution;

•	a tax-exempt organization;

•	an S corporation or other pass-through entity (or an investor in an S corporation or other pass-through entity);

•	an insurance company;

•	a mutual fund;

•	a dealer or broker in stocks and securities, or currencies;

•	a trader in securities that elects mark-to-market treatment;

•	a holder of Patriot common stock subject to the alternative minimum tax provisions of the Code;

•	a holder of Patriot common stock that received Patriot common stock through the exercise of an employee stock option, through a tax qualified retirement plan or otherwise as compensation;

•	a person that is not a U.S. holder (as defined below);

•	a person that has a functional currency other than the U.S. dollar;

•	a holder of Patriot common stock that holds Patriot common stock as part of a hedge, straddle, constructive sale, conversion or other integrated transaction; or

•	a United States expatriate.

Determining the actual tax consequences of the merger to you may be complex. They will depend on your specific situation and on factors that are not within our control. You should consult with your own tax advisor as to the tax consequences of the merger in your particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local, foreign or other tax laws and of changes in tax laws.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Patriot common stock that is for United States federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or (iii) otherwise subject to United States federal income taxation on a net income basis in respect of the Patriot common stock.

The United States federal income tax consequences to a partner in an entity or arrangement treated as a partnership, for United States federal income tax purposes, that holds Patriot common stock generally will depend on the status of the partner and the activities of the partnership. Partners in a partnership holding Patriot common stock should consult their own tax advisors.

Tax Consequences if the Merger Qualifies as a Reorganization

Tax Consequences of the Merger Generally

The parties currently intend for the merger to qualify as a reorganization for United States federal income tax purposes. Unless waived, it is a condition to Prospect’s obligation to complete the merger that Prospect receive an opinion from Sutherland Asbill & Brennan LLP, dated the closing date of the merger, substantially to the effect that the merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Similarly, unless waived, it is a condition to Patriot’s obligation to complete the merger that Patriot receive an opinion from Sutherland Asbill & Brennan LLP, dated the closing date of the merger, substantially to the effect that the merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. We refer to these conditions together as the “tax opinion closing conditions.” The opinion of Sutherland Asbill & Brennan LLP will be based on U.S. federal income tax law in effect on the closing date of the merger, and on representation letters provided by Prospect and Patriot and on customary factual assumptions. None of the opinions described above will be binding on the IRS or any court.

If the merger qualifies as a reorganization within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the merger can be summarized as follows: No gain or loss will be recognized by either Prospect or by Patriot by reason of the merger. Upon exchanging shares of Patriot common stock for shares of Prospect common stock, you generally will not recognize gain or loss, except with respect to cash received instead of fractional shares of Prospect common stock (as discussed below). The aggregate tax basis in the shares of Prospect common stock that you receive in the merger, including any fractional share interests deemed received and redeemed as described below, will equal your aggregate adjusted tax basis in the Patriot common stock you surrender. Your holding period for the shares of Prospect common stock that you receive in the merger (including a fractional share interest deemed received and sold as described below) will include your holding period for the shares of Patriot common stock that you surrender in the exchange.

Cash Instead of a Fractional Share

If you receive cash instead of a fractional share of Prospect common stock, you will be treated as having received the fractional share of Prospect common stock pursuant to the merger and then as having sold that fractional share of Prospect common stock for cash. As a result, you generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in your fractional share of Prospect common stock as set forth above. This gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if, as of the effective date of the merger, the holding period for the shares (including the holding period of Patriot common stock surrendered therefor) is greater than one year. The deductibility of capital losses is subject to limitations.

Backup Withholding

If you are a non-corporate holder of Patriot common stock you may be subject to information reporting and backup withholding (currently at a rate of 28%) on any cash payments you receive. You generally will not be subject to backup withholding, however, if you:

•	furnish a correct taxpayer identification number, certify that you are not subject to backup withholding on the substitute Form W-9 or successor form included in the election form/letter of transmittal you will receive and otherwise comply with all the applicable requirements of the backup withholding rules; or

•	provide proof that you are otherwise exempt from backup withholding.

Any amounts withheld under the backup withholding rules will generally be allowed as a refund or credit against your United States federal income tax liability, provided you timely furnish the required information to the Internal Revenue Service.

MARKET PRICE AND DIVIDEND INFORMATION

Price Range of Common Stock and Dividend

Prospect’s common stock trades on the NASDAQ Global Select Market under the symbol “PSEC” and Patriot’s common stock trades on the NASDAQ Global Select Market under the symbol “PCAP”. The following table sets forth, for each fiscal quarter during the last two fiscal years, the range of high and low closing prices of both Prospect’s and Patriot’s common stock, each as reported on the NASDAQ Global Select Market. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

Also set forth below are the dividend policies of Patriot and Prospect as well as the dividends declared and paid by each company during the last two fiscal years. After the merger is complete, the dividend policy of Prospect will remain the same and will govern former Patriot shareholders.

Patriot

	High	Low

Fiscal year 2009
First quarter	$4.08	$0.88
Second quarter	$2.35	$1.52
Fiscal year 2008
First quarter	$11.61	$9.57
Second quarter	$10.99	$6.25
Third quarter	$7.83	$5.55
Fourth quarter	$6.03	$2.12
Fiscal year 2007
First quarter	$14.57	$13.15
Second quarter	$15.65	$14.04
Third quarter	$15.24	$12.13
Fourth quarter	$13.35	$10.09

Patriot’s dividends, if any, will be determined by its board of directors. The amount to be paid out as a dividend has traditionally been determined by Patriot’s board of directors each quarter based on the annual estimate of Patriot’s taxable income by Patriot’s management. At its year-end Patriot may pay a bonus distribution, in addition to the other distributions, to ensure that it has paid out at least 90% of its net ordinary taxable income and net realized short-term capital gains in excess of net realized long-term capital losses for the year. Prior to the closing date of the merger, Patriot will declare to the extent necessary, a dividend to its shareholders, which together with all Patriot’s previous dividends, will have the effect of distributing to Patriot’s stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, if any, through the closing date of the merger and thus satisfy the annual RIC distribution requirements for the taxable year ending on the closing date of the merger. The final dividend may be made part in cash and part in common stock in accordance with a recent IRS revenue procedure. Through December 31, 2008, the Company has made all required distributions on its 2008 distributable income to satisfy its RIC requirements.

The following table summarizes Patriot’s dividends declared during the last two fiscal years:

Date Declared	Record Date	Payment Date	Amount

2008
October 30, 2008	December 22, 2008	January 15, 2009	$0.25
July 30, 2008	September 12, 2008	October 15, 2008	$0.33
May 2, 2008	June 5, 2008	July 16, 2008	$0.33
February 22, 2008	March 14, 2008	April 16, 2008	$0.33

Total — 2008			$1.24

2007
November 1, 2007	December 14, 2007	January 16, 2008	$0.33
August 2, 2007	September 14, 2007	October 17, 2007	$0.32
April 30, 2007	June 15, 2007	July 17, 2007	$0.32
February 23, 2007	March 15, 2007	April 18, 2007	$0.32

Total — 2007			$1.29

Patriot has adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its shareholders, unless a shareholder elects to receive cash. As a result, if Patriot’s board of directors authorizes, and it declares, a cash dividend, then its shareholders who have not “opted out” of its dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of its common stock, rather than receiving the cash dividends. Shareholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as shareholders who elect to receive their dividends in cash. Patriot has the option to satisfy the share requirements of the dividend reinvestment plan through the issuance of new shares of its common stock or through open market purchases of its common stock by the administrator of the dividend reinvestment plan. The number of newly issued shares to be issued to a shareholder is determined by dividing the total dollar amount of the dividend payable to such shareholder by the market price per share of Patriot’s common stock at the close of regular trading on The NASDAQ Global Select Market on the dividend payment date. Shares purchased in open market transactions by the administrator of the dividend reinvestment plan will be allocated to a shareholder based upon the average purchase price, excluding any brokerage charges or other chargers, of all shares of common stock purchased with respect to the dividend. Pursuant to the merger agreement, Patriot has agreed to terminate any feature of its dividend reinvestment plan that provides for the issuance of its shares of common stock under the plan.

Prospect

Prospect has paid and intend to continue to distribute quarterly dividends to its shareholders out of assets legally available for distribution. Prospect’s dividends, if any, will be determined by its board of directors. Certain amounts of the quarterly distributions may from time to time be paid out of its capital rather than from earnings for the quarter as a result of its deliberate planning or by accounting reclassifications although it intend that its cumulative distributions over the course of the year will not exceed its taxable income by more than an insignificant amount.

Prospect’s most recently declared quarterly dividend of $0.40625 per share for the quarter ended June 30, 2009, is likely to exceed net investment income for the quarter, although its dividends declared during its fiscal year ending June 30, 2009 are expected to be less than its investment income for such fiscal year. No assurance can be given that it will maintain the amount of its current dividends or that such dividends will be made solely out of its investment income.

In December 2008, Prospect’s Board of Directors elected to retain a portion of its profits generated in the quarter ended September 30, 2008 and pay a 4% excise tax on such retained earnings. The tax of $532,479 was paid during the quarter ended March 31, 2009.

In addition, although Prospect currently intends to distribute realized net capital gains (which it defines as net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, it may decide in the future to retain such capital gains for investment. Prospect can offer no assurance that it will achieve results that will permit the payment of any cash distributions and, if it issues senior securities, it will be prohibited from making distributions if doing so causes it to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of its borrowings.

Prospect maintains an “opt out” dividend reinvestment plan for its common shareholders. As a result, if it declares a dividend then each shareholder’s dividend will be automatically reinvested in additional shares of its common stock, unless the shareholder has specifically “opted out” of the dividend reinvestment plan so as to receive cash dividends. Shareholders who receive distributions in the form of stock are subject to the same U.S. Federal, state and local tax consequences as are shareholders who elect to receive their distributions in cash.

With respect to the dividends paid to shareholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies were treated as taxable income and distributed to shareholders. For the fiscal year ended June 30, 2008, Prospect paid total dividends of approximately $39.5 million. For the fiscal year ending June 30, 2009, Prospect paid total dividends of approximately $43.3 million.

Tax characteristics of all distributions will be reported to shareholders, as appropriate, on Form 1099-DIV after the end of the calendar year. Prospect’s ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

The following table sets forth, for the periods indicated, its NAV per share of common stock and the high and low closing prices per share of its common stock as reported on the NASDAQ Global Select Market. Prospect’s common stock historically trades at prices both above and below its NAV. There can be no assurance, however, that such premium or discount, as applicable, to NAV will be maintained. Common stock of business development companies, like that of closed-end investment companies, frequently trades at a discount to current NAV. Recently, Prospect’s common stock has traded at a discount to its NAV, adversely affecting its ability to raise capital. The risk that its common stock may continue to trade at a discount to its NAV is separate and distinct from the risk that its NAV per share may decline.

					Premium	Premium
			Stock Price		(Discount) of	(Discount) of	Dividend
	NAV(1)		High(2)	Low(2)	High to NAV	Low to NAV	Declared

Twelve Months Ending June 30, 2005
First quarter	$13.67		$15.45	$14.42	13.0%	5.5%	—
Second quarter	13.74		15.15	11.63	10.3%	(15.4)%	$0.100
Third quarter	13.74		13.72	10.61	(0.1)%	(22.8)%	0.125
Fourth quarter	14.59		13.47	12.27	(7.7)%	(15.9)%	0.150
Twelve Months Ending June 30, 2006
First quarter	$14.60		$13.60	$11.06	(6.8)%	(24.2)%	$0.200
Second quarter	14.69		15.46	12.84	5.2%	(12.6)%	0.280
Third quarter	14.81		16.64	15.00	12.4%	1.3%	0.300
Fourth quarter	15.31		17.07	15.83	11.5%	3.4%	0.340
Twelve Months Ending June 30, 2007
First quarter	$14.86		$16.77	$15.30	12.9%	3.0%	$0.380
Second quarter	15.24		18.97	15.10	23.3%	2.4%	0.385
Third quarter	15.18		17.68	16.40	17.1%	8.0%	0.3875
Fourth quarter	15.04		18.68	16.91	24.2%	12.4%	0.390
Twelve Months Ending June 30, 2008
First quarter	$15.08		$18.68	$14.16	23.9%	(6.1)%	$0.3925
Second quarter	14.58		17.17	11.22	17.8%	(23.0)%	0.395
Third quarter	14.15		16.00	13.55	13.1%	(4.2)%	0.400
Fourth quarter	14.55		16.12	13.18	10.8%	(9.4)%	0.40125
Twelve Months Ending June 30, 2009
First quarter	$14.63		$14.24	$11.12	(2.7)%	(24.0)%	$0.4025
Second quarter	14.43		13.08	6.29	(9.4)%	(56.4)%	0.40375
Third quarter	14.19		12.89	6.38	(9.2)%	(55.0)%	0.405
Fourth Quarter	—	(3)(4)	10.48	7.95	— (4)	— (4)	0.40625

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high or low sales price. The NAVs shown are based on outstanding shares at the end of each period.

(2)	The High/Low Stock Price is calculated as of the last reported sales price on a given day in the applicable quarter.

(3)	Prospect’s most recently determined NAV per share was $14.19 as of March 31, 2009 ($12.42 on an as adjusted basis solely to give effect to its issuances of common shares on April 20, 2009 in connection with its dividend reinvestment plan and on April 27, 2009, May 26, 2009 and July 7, 2009 in underwritten common stock offerings). NAV as of June 30, 2009 may be higher or lower than $12.42 based on potential changes in valuations as of June 30, 2009.

(4)	NAV has not yet been finally determined for any day after March 31, 2009.

BUSINESS OF PATRIOT

In light of the unprecedented instability in the financial markets, the severe slowdown in the overall economy and the termination event that occurred under the Amended Securitization Facility, Patriot does not have adequate liquidity, including access to the debt and equity capital markets, to operate its business in the manner in which it has historically operated and which is described below.

General

Patriot is a specialty finance company that provides customized financing solutions to small- to mid-sized companies. Patriot’s ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows it to offer a comprehensive suite of financing solutions, including “one-stop” financings. Its “one-stop” financing typically includes a revolving line of credit, one or more senior secured term loans and a subordinated debt investment. Patriot also makes equity co-investments of generally up to $3.0 million and investments in broadly syndicated loans. Patriot primarily finances privately-held companies in transactions initiated by private equity sponsors.

Patriot’s investment objective is to generate both current cash income and capital appreciation. To accomplish this objective, it seeks to provide its shareholders with current income primarily from the interest on its debt investments and related origination fees, and to enable its shareholders to participate in the capital appreciation and potential long-term growth of its portfolio companies through warrants and other equity interests it acquires.

Patriot typically make investments of $3 million to $20 million in companies with $10 million to $100 million in annual revenues that operate in diverse industry sectors. As of June 30, 2009, Patriot had debt investments in 30 portfolio companies with an aggregate fair value of $274.2 million, and warrants to purchase shares of common stock in two portfolio companies and equity investments (other than warrants) in 21 portfolio companies with an aggregate fair value of $9.7 million.

As of June 30, 2009, senior secured revolving lines of credit, senior secured term loans, junior secured term loans, subordinated debt and equity investments comprised approximately 5.0%, 43.5%, 17.9%, 30.2%, and 3.4%, respectively, of Patriot’s investment portfolio at fair value. For the six months ended June 30, 2009, the weighted average yield on all of its outstanding debt investments was approximately 10.7%.

Patriot is a closed-end, non-diversified investment company that has elected to be treated as a business development company under the 1940 Act. Patriot is internally managed by its executive officers under the supervision of its board of directors. As a result, Patriot do not pay investment advisory fees, but instead it incurs the operating costs associated with employing investment and portfolio management professionals.

As a business development company, Patriot is required to comply with numerous regulatory requirements. Patriot finances its investments using debt and equity. However, its ability to use debt is limited in certain significant respects. See “Business of Patriot — Regulations — Regulation as a Business Development Company.” Patriot has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. See “Business of Patriot — Regulations — Taxation as a Regulated Investment Company.” As a RIC, Patriot generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its shareholders as dividends if it meets certain source-of-income, income distribution and asset diversification requirements.

Corporate History and Information

Patriot was founded in November 2002 by Richard P. Buckanavage, its president and chief executive officer, Timothy W. Hassler, its chief investment officer, and Compass Group Investments, Inc., a private investment firm providing capital to middle market companies. Prior to its founding, Mr. Buckanavage was a managing director and the head of debt sales at GE Capital Markets, Inc. and Mr. Hassler was a director in the capital markets division of U.S. Bank National Association. Messrs. Buckanavage and Hassler have more than 35 years of combined experience lending to, and investing in, small- to mid-sized companies.

Since Patriot commenced investment operations in 2003, and prior to its initial public offering in 2005, it conducted its business through two separate entities, Patriot Capital Funding, Inc. and Wilton Funding, LLC. Patriot Capital Funding, Inc. originated, arranged and serviced the investments made by Wilton Funding, LLC, which invested in debt instruments and warrants of U.S.-based companies. In connection with the consummation of Patriot’s initial public offering, Wilton Funding, LLC merged with and into Patriot Capital Funding, Inc.

Patriot’s principal executive offices are located at 274 Riverside Avenue, Westport, Connecticut 06880 and its telephone number is (203) 429-2700. Patriot maintains a website on the Internet at www.patcapfunding.com. Patriot makes available free of charge through its website its annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after it electronically files such material with, or furnishes it to, the SEC. Information contained on its website is not incorporated by reference into this document and you should not consider information contained on its website to be part of this document.

Patriot’s Business Strategy

Patriot’s investment objective is to generate both current cash income and capital appreciation through debt and equity investments in small- to mid-sized companies. Patriot has adopted the following business strategy to achieve its investment objective:

•	Deliver a comprehensive suite of customized financing solutions in a responsive and efficient manner. Patriot’s goal is to provide a comprehensive suite of customized financing solutions in a responsive and efficient manner to private equity sponsors in connection with their proposed investments in small- to mid-sized companies. Private equity sponsors with whom Patriot works require a high level of creativity and knowledge in structuring investment transactions. Its ability to provide financing across all levels of a company’s capital structure appeals to private equity sponsors that typically seek to rely on a limited number of third party financing sources for their investment transactions in order to facilitate and ensure the timely closing of such transactions. Patriot believes its ability to provide a comprehensive suite of customized financing solutions sets it apart from other lenders that focus on providing a limited number of financing solutions.

•	Capitalize on its strong private equity sponsor relationships. Patriot is committed to establishing, building and maintaining its private equity sponsor relationships. Patriot’s marketing efforts are focused on building and maintaining relationships with private equity sponsors that routinely make investments in the small- to mid-sized companies that it targets. Patriot believes that its relationships with private equity sponsors provide it with, in addition to potential investment opportunities, other significant benefits, including an additional layer of due diligence and additional monitoring capabilities. Private equity sponsors also provide its portfolio companies with significant benefits, including strategic guidance, and an additional potential source of capital and operational expertise. Patriot has assembled a management team that has developed an extensive network of private equity sponsor relationships in its target market over the last 15 years. Patriot believes that its management team’s relationships with these private equity sponsors will provide it with significant investment opportunities.

•	Employ disciplined underwriting policies and maintain rigorous portfolio monitoring. Patriot has an extensive investment underwriting and monitoring process. Patriot conducts a thorough analysis of each potential portfolio company and its prospects, competitive position, financial performance and industry dynamics. Patriot stresses the importance of credit and risk analysis in its underwriting process. Patriot believes that its continued adherence to this disciplined process will permit it to mitigate loan losses, to continue to generate a stable and diversified revenue stream of current income from its debt investments and provide it with the ability to make distributions to its shareholders.

•	Leverage the skills of its experienced management team. Patriot’s management team is led by its president and chief executive officer, Mr. Buckanavage, and its chief investment officer, Mr. Hassler, who combined have more than 35 years of experience in lending to, and investing in, small- to mid-sized companies. The members of its management team have broad investment backgrounds, with prior experience at specialty finance companies, middle market commercial banks and other financial services companies. Patriot believes that the experience and contacts of its management team will continue to allow it to effectively implement the key aspects of its business strategy.

Investment Criteria

Patriot’s management team has identified the following investment criteria and guidelines that it believes are important in evaluating prospective portfolio companies. Its management team uses these criteria and guidelines in evaluating investment opportunities for it. However, not all of these criteria and guidelines were, or will be, met in connection with each of its investments.

•	Established companies with positive cash flow. Patriot seeks to invest in established companies with sound historical financial performance. Patriot typically focuses on companies with a history of profitability on an operating cash flow basis and that generate minimum annual EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) of $2 million. Patriot does not intend to invest in start-up companies or companies with speculative business plans.

•	Strong competitive position in industry. Patriot analyzes the strengths and weaknesses of target companies relative to their competitors. The factors it considers include relative product pricing, product quality, customer loyalty, substitution risk, switching costs, patent protection, brand positioning and capitalization. Patriot seeks to invest in companies that have developed leading positions within their respective markets, are well positioned to capitalize on growth opportunities and operate businesses or in industries with significant barriers to entry. Patriot seeks companies that demonstrate advantages when compared to their competitors, which may help to protect their market position and profitability.

•	Experienced management team. Patriot seeks to invest in companies that have experienced management teams. Patriot also seeks to invest in companies that have proper incentives in place, including having significant equity interests, to motivate management to act in concert with its interests as investors.

•	Diversified customer and supplier base. Patriot generally seeks to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.

•	Private equity sponsorship. Patriot generally seeks to invest in companies in conjunction with private equity sponsors who have proven capabilities in building value. Patriot believes that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. Patriot assesses a private equity sponsor’s commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.

•	Exit strategy. Patriot seeks to invest in companies that it believes will provide a steady stream of cash flow to repay its debt investments and reinvest in their respective businesses. Patriot expects that the primary means by which it exits its debt investments will be through the repayment of its investment by internally generated cash flow. In addition, Patriot will seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying its investment, such as through a strategic acquisition by other industry participants, an initial public offering, a recapitalization or another capital market transaction.

Underwriting Process and Investment Approval

An initial evaluation of each potential investment is performed by one of Patriot’s investment professionals. To the extent a potential investment appears to meet Patriot’s investment criteria, a pre-screening memorandum is prepared and presented to its investment committee detailing some or all of the following information:

•	Transaction description;

•	Company description, including product or service analysis, market position, market dynamics, customer and supplier analysis and evaluation of management;

•	Quantitative and qualitative analysis of historical financial performance and financial projections;

•	Competitive landscape;

•	Business strengths and weaknesses;

•	On-site visits with management and relevant employees;

•	Quantitative and qualitative private equity sponsor analysis; and

•	Potential investment structures, senior and total leverage multiples and investment pricing terms.

If Patriot’s investment committee votes to proceed, it submits a non-binding proposal to the prospective private equity sponsor and/or potential portfolio company. Once the private equity sponsor and/or potential portfolio company agree to the terms and conditions outlined in its financing proposal, Patriot commences its full due diligence assessment, including:

•	Initial or additional on-site visits with management and relevant employees;

•	Review of historical and projected financial statements, including reports from third-party accountants;

•	Interviews with customers and suppliers;

•	Research on products and services, market dynamics and competitive landscape;

•	Management background checks;

•	Review of material contracts;

•	Review by legal, environmental or other industry consultants, if applicable; and

•	Financial sponsor diligence, including portfolio company and lender reference checks.

Upon completion of a satisfactory due diligence review, a full investment memorandum is prepared and distributed to the investment committee for final approval of the proposed investment. The investment committee is able to request additional due diligence or modify the financing structure or terms of the proposed investment. The approval of the investment committee is required before Patriot proceeds with any investment. Upon receipt of such approval, Patriot proceeds to document and, upon satisfaction of applicable closing conditions, fund the investment.

Patriot’s investment committee consists of its president and chief executive officer, Mr. Buckanavage, its chief investment officer, Mr. Hassler, its executive vice president and chief compliance officer, Clifford L. Wells, and its executive vice president and managing director, Matthew R. Colucci.

All actions described above that require the approval of Patriot’s investment committee must be approved by each member of its investment committee at a meeting at which at least a majority of the members of its investment committee is present.

Investments

Patriot generally targets investments of approximately $3 million to $20 million in companies with annual revenues between $10 million and $100 million. Patriot’s ability to invest across a company’s capital structure, from senior secured loans to equity securities allows it to offer companies a comprehensive suite of financing solutions, including “one-stop” financing. Patriot’s “one-stop” financing typically includes a revolving line of credit, one or more senior secured term loans and a subordinated debt investment. Patriot’s loans may include both debt and equity components. The debt instruments provide for returns in the form of interest payments, including payment-in-kind or PIK interest, while the equity instruments, such as warrants and non-control, equity co-investments, provide it with an opportunity to participate in the capital appreciation of the portfolio company and, to a lesser extent, returns in the form of dividend payments, as well as payment-in-kind or PIK dividends.

Debt Investments

Patriot tailors the terms of its debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect its rights and manage its risk while creating incentives for the portfolio company to achieve its business plan. For example, Patriot’s seek to limit the downside risks of its investments by:

•	negotiating covenants that are designed to protect its investments while affording its portfolio companies as much flexibility in managing their businesses as possible. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights; and

•	requiring a total return on its investments (including both interest and potential equity appreciation) that compensates it for credit risk.

Senior Secured Loans

Patriot’s senior secured loans generally have terms of 4 to 7 years, provide for a variable or fixed interest rate and are secured by a first priority security interest in all existing and future assets of the borrower. Patriot generally only invests in senior secured loans of a portfolio company in conjunction with an investment in a junior secured loan, subordinated debt investment or a “one-stop” financing. Patriot’s senior secured loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.

Junior Secured Loans

Patriot’s junior secured loans generally have terms of 5 to 7.5 years, provide for a variable or fixed interest rate and are secured by a second priority security interest in all existing and future assets of the borrower. Patriot may invest in junior secured loans, such as “last out” senior notes or second lien notes, on a stand-alone basis, or in conjunction with a senior secured loan, a subordinated debt investment or a “one-stop” financing.

Subordinated Debt

Patriot’s subordinated debt investments generally have terms of 5 to 7.5 years and provide for a fixed interest rate. A portion of its subordinated debt investments may be secured by a second priority security interest in the assets of the borrower. Patriot may make subordinated debt investments on a stand-alone basis, or in conjunction with a senior secured loan, a junior secured loan or a “one-stop” financing. Patriot’s subordinated debt investments can include an equity component, such as warrants to purchase common stock in the portfolio company, and payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal balance that generally becomes due at maturity.

“One-Stop” Financing

Patriot’s “one-stop” financing typically includes a revolving line of credit, one or more senior secured term loans and a subordinated debt investment. Patriot believes its ability to provide “one-stop” financing sets it apart from other lenders who focus on only one or two layers of the capital structure. Subsequent to its closing of a “one-stop” financing, Patriot may seek to exit lower yielding tranches of the financing by arranging for replacement financing by another lender.

Broadly Syndicated Loans

In addition to the investments described above, Patriot also makes investments in broadly syndicated loans. A syndicated loan is a loan that is provided by a group of lenders and is structured, arranged and administered by one or several commercial or investment banks known as arrangers. Patriot’s syndicated loans generally have terms of 4 to 7.5 years, provide for a variable or fixed interest rate and are secured by a first or second priority security interest in all existing and future assets of the borrower.

Equity Investments

When Patriot provides a “one-stop” financing or when it makes a subordinated debt investment, it may acquire warrants to purchase common stock or other equity interests in the portfolio company. The warrants Patriot receives in connection with these investments generally are detachable and require only a nominal cost to exercise. In addition, Patriot may from time to time make non-control, equity co-investments of generally up to $3.0 million in companies in conjunction with private equity sponsors. Patriot generally seek to structure its equity investments, such as warrants and direct equity co-investments, to provide it with minority rights provisions and event-driven puts. Patriot also seek to obtain registration rights in connection with these investments, which may include demand and “piggyback” registration rights. Certain equity investments include payment-in-kind or PIK dividends, which represent contractually deferred dividends added to the balance of Patriot’s equity investment.

Portfolio Management

Patriot generally employs several methods of evaluating and monitoring the performance of its portfolio companies, which, depending on the particular investment, may include the following specific processes, procedures and reports:

•	Monthly review of actual financial performance versus the corresponding period of the prior year and financial projections;

•	Monthly review of borrowing base, if applicable;

•	Quarterly review of operating results, covenant compliance, and general business performance, including the preparation of a portfolio monitoring report which is distributed to members of its investment committee;

•	Periodic face-to-face meetings with management teams and private equity sponsors of portfolio companies; and

•	Attendance at portfolio company board meetings through board seats or observation rights.

In connection with the monitoring of its portfolio companies, each debt investment Patriot holds is rated based upon the following five-level numeric investment rating system:

•	Investment Rating 1 — Investment that exceeds expectations and/or capital gain expected;

•	Investment Rating 2 — Investment generally performing in accordance with expectations;

•	Investment Rating 3 — Investment that requires closer monitoring;

• Investment Rating 4 —	Investment performing below expectations where a higher risk of loss exists; and

• Investment Rating 5 —	Investment performing significantly below expectations where Patriot expects a loss.

In the event that Patriot determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, it undertakes more aggressive monitoring of the affected portfolio company. While Patriot’s investment rating system identifies the relative risk for each investment, the rating alone does not dictate the scope and/or frequency of any monitoring that it performs. The frequency of Patriot’s monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing its investment, if any.

Regulations

Regulation as a Business Development Company

Patriot has elected to be regulated as a business development company under the 1940 Act. The 1940 Act requires that a majority of its directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that Patriot may not change the nature of its business so as to cease to be, or to withdraw its election as, a business development company, unless approved by a majority of its outstanding voting securities.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to Patriot’s business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities listed on a national securities exchange;

(ii) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii) is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

(iv) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company which the business development company controls.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the business development company already owns 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, Patriot must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where Patriot purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Common Stock

Patriot is not generally able to issue and sell its common stock at a price below net asset value per share. Patriot may, however, sell its common stock, warrants, options or rights to acquire its common stock, at a price below the current net asset value of the common stock if its board of directors determines that such sale is in its best interests and that of its shareholders, and its shareholders approve such sale. In any such case, the price at which Patriot’s securities are to be issued and sold may not be less than a price which, in the determination of its board of directors, closely approximates the market value of such securities (less any distributing commission or discount). Patriot may also make rights offerings to its shareholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act.

Senior Securities

Patriot is permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to its common stock if its asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding (other than senior securities representing indebtedness issued in consideration of a privately arranged loan which is not intended to be publicly distributed), Patriot must make provisions to prohibit any distribution to its shareholders or the repurchase of such securities or shares unless it meet the applicable asset coverage ratios at the time of the distribution or repurchase. Patriot may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to asset coverage.

Code of Ethics

Patriot has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by it, so long as such investments are made in accordance with the code’s requirements. The code of ethics is available on Patriot’s website on the Internet at www.patcapfunding.com.

Proxy Voting Policies and Procedures

Patriot’s vote proxies relating to its portfolio securities in the best interest of its shareholders. Patriot reviews on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by it. Although Patriot generally votes against proposals that may have a negative impact on its portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

Patriot’s proxy voting decisions are made by the investment professionals who are responsible for monitoring each of its investments. To ensure that Patriot’s vote is not the product of a conflict of interest, it requires that: (i) anyone involved in the decision making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how Patriot intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Shareholders may obtain information regarding how Patriot voted proxies with respect to its portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Patriot Capital Funding, Inc., 274 Riverside Avenue, Westport, CT 06880.

Other

Patriot is prohibited under the 1940 Act from knowingly participating in certain transactions with its affiliates without the prior approval of its board of directors who are not interested persons and, in some cases, prior approval by the SEC.

Patriot is periodically examined by the SEC for compliance with the 1940 Act.

Patriot is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect it against larceny and embezzlement. Furthermore, as a business development company, Patriot is prohibited from protecting any director or officer against any liability to it or its shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Patriot is required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.

Taxation as a Regulated Investment Company

Patriot has elected to be taxed as a RIC under Subchapter M of the Code. As long as Patriot qualifies as a RIC, it will not be taxed on its investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by Patriot in a year generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To maintain RIC tax treatment, Patriot must, among other things, distribute, with respect to each taxable year, at least 90% of its investment company taxable income (i.e., its net ordinary income and its realized net short-term capital gains in excess of realized net long-term capital losses, if any). In order to avoid certain excise taxes imposed on RICs, Patriot must distribute, with respect to each calendar year, an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for the preceding years that were not distributed during such years. To the extent Patriot’s taxable earnings for a fiscal tax year fall below the total amount of its distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to its shareholders.

Patriot may not be able to achieve operating results that will allow it to make distributions at a specific level or to increase the amount of these distributions from time to time. In light of the termination event that occurred under the Amended Securitization Facility on April 3, 2009, it may not be possible for Patriot to continue to comply with the annual distribution requirement. In addition, Patriot may be limited in its ability to make distributions due to the asset coverage test for borrowings applicable to it as business development company under the 1940 Act and due to provisions in its Amended Securitization Facility. If Patriot does not distribute a certain percentage of its taxable income annually, it will suffer adverse tax consequences, including possible loss of its status as a RIC. Patriot cannot assure shareholders that they will receive any distributions at a particular level.

Pursuant to a recent revenue procedure issued by the IRS, the IRS has indicated that it will treat distributions from certain publicly traded RICs (including business development companies) that are paid part in cash and part in stock as dividends that would satisfy the RIC’s annual distribution requirements. In order to qualify for such treatment, the revenue procedure requires that at least 10% of the total distribution be paid in cash and that each shareholder have a right to elect to receive its entire distribution in cash. If too many shareholders elect to receive cash, each shareholder electing to receive cash must receive a proportionate share of the cash to be distributed (although no shareholder electing to receive cash may receive less than 10% of such shareholder’s distribution in cash). This revenue procedure applies to distributions made during 2009. In light of the uncertainty in the financial markets and the economy and the termination event that occurred under the Amended Securitization Facility on April 11, 2009, Patriot may make dividend distributions partly in cash and shares as an additional measure to preserve liquidity. In addition, see “Description of the Merger Agreement — Dividends and Distributions” for a description of circumstances in which dividend distributions will be required to be made partly in cash and shares.

Determination of Net Asset Value

Patriot determine the net asset value per share of its common stock on a quarterly basis. Patriot discloses these net asset values in the periodic reports it files with the SEC. The net asset value per share is equal to the value of its total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as is determined in good faith by the board of directors. Since there is typically no readily available market value for the investments in Patriot’s portfolio, it value substantially all of its portfolio investments at fair value as determined in good faith by its board of directors pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of its investments determined in good faith by its board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Standards No. 157 — Fair Value Measurements, or SFAS 157, which became effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value as the price at which an asset could be exchanged in a current transaction between knowledgeable, willing parties. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Assets and liabilities recorded at fair value in the consolidated balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by SFAS 157 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

Concurrent with our adoption of SFAS 157, effective January 1, 2008, Patriot augmented the valuation techniques it uses to estimate the fair value of its debt investments where there is not a readily available market value (Level 3). Prior to January 1, 2008, Patriot estimated the fair value of its Level 3 debt investments by first estimating the enterprise value of the portfolio company which issued the debt investment. To estimate the enterprise value of a portfolio company, Patriot analyzed various factors, including the portfolio companies historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earning Before Interest, Taxes, Depreciation and Amortization), cash flow, net income, revenues or, in limited instances, book value.

In estimating a multiple to use for valuation purposes, Patriot looked to private merger and acquisition statistics, discounted public trading multiples or industry practices. In some cases, Patriot considered the best valuation methodology may have been a discounted cash flow analysis based on future projections. If a portfolio company was distressed, a liquidation analysis may have provided the best indication of enterprise value. If there was adequate enterprise value to support the repayment of Patriot’s debt, the fair value of the Level 3 loan or debt security normally corresponded to cost plus the amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount.

Beginning on January 1, 2008, Patriot also introduced a bond-yield model to value these investments based on the present value of expected cash flows. The primary inputs into the model are market interest rates for debt with similar characteristics and an adjustment for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position.

Patriot’s board of directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of its investments:

•	Its quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	Valuation conclusions are documented and discussed with its investment committee;

•	The valuation committee of its board of directors reviews the valuation conclusions prepared by its investment professionals;

•	Duff & Phelps, an independent valuation firm, performs certain mutually agreed limited procedures that it has identified and asked them to perform on a selection of its portfolio company valuation conclusions; and

•	Using the results of the above procedures, its board of directors determines the fair value of each investment in its portfolio in good faith.

Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to Patriot’s financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on its financial statements.

Competition

Patriot competes for investments with a number of business development companies and other investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than Patriot does. Patriot believes it competes with these entities primarily on the basis of its willingness to make smaller investments, the experience and contacts of its management team, its responsive and efficient investment analysis and decision-making processes, its comprehensive suite of customized financing solutions and the investment terms it offers. Patriot does not seek to compete primarily on the interest rates it offers to potential portfolio companies, and it believes that some of its competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates that are comparable to or lower than the rates it offers.

Employees

As of June 30, 2009, Patriot had 11 employees, including investment and portfolio management professionals, and operations professionals.

Legal Proceedings

Although Patriot may, from time to time, be involved in litigation arising out of its operations in the normal course of business or otherwise, it is currently not a party to any pending material legal proceedings, except as otherwise disclosed in “The Merger Proposal — Litigation Related to the Merger.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF PATRIOT

Overview

Patriot is a specialty finance company that provides customized financing solutions to small- to mid-sized companies. Patriot’s ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows it to offer a comprehensive suite of financing solutions, including “one-stop” financing. In August 2005, Patriot completed an initial public offering of shares of its common stock and it elected to be treated as a business development company under the 1940 Act in connection with its initial public offering. Patriot has also elected to be treated as a RIC under Subchapter M of the Code. Pursuant to this election, Patriot generally will not have to pay corporate-level taxes on any income or gains it distributes (actually or as a deemed dividend) to its stockholders as dividends, provided that it satisfies certain requirements.

In light of the unprecedented instability in the financial markets and the severe slowdown in the overall economy, Patriot does not have adequate liquidity, including access to the debt and equity capital markets, to operate its business. As a result, Patriot’s short-term business focus has shifted from making debt and equity investments to preserving its liquidity position. In this regard, on April 3, 2009, a termination event occurred under the Amended Securitization Facility due to the amount of its advances outstanding under the facility exceeding the maximum availability under the facility for more than three consecutive business days. The maximum availability under the facility is determined by, among other things, the fair market value of all eligible loans serving as collateral under the facility. Because the fair market value of certain eligible loans decreased at December 31, 2008, Patriot’s advances outstanding under the facility exceeded the maximum availability under the facility. This determination was made in connection with the delivery of a borrowing base report to the facility lenders on March 31, 2009. As a result of the occurrence of the termination event under the facility, Patriot can no longer make additional advances under the facility. Also, the interest rate payable under the Amended Securitization Facility increased from the commercial paper rate plus 1.75% to the prime rate plus 3.75%. In addition, the terms of the facility require that from April 3, 2009 all principal, interest and fees collected from the debt investments secured by the facility must be used to pay down amounts outstanding under the facility within 24 months following the date of the termination event. Substantially all of Patriot’s debt investments are secured under its Amended Securitization Facility. The facility also permits the lenders, upon notice to Patriot, to accelerate amounts outstanding under the facility and exercise other rights and remedies provided by the facility, including the right to sell the collateral under the facility. To date, Patriot has not received any such notice from the lenders. At June 30, 2009, the interest rate under the Amended Securitization Facility was 7.0%.

Moreover, Patriot’s independent registered public accounting firm issued an opinion on Patriot’s December 31, 2008 consolidated financial statements that states that the consolidated financial statements were prepared assuming Patriot will continue as a going concern and further states that the uncertainty regarding the renewal of the liquidity facility supporting the Amended Securitization Facility raises substantial doubt about Patriot’s ability to continue as a going concern. At the time Patriot’s independent registered public accounting firm issued this opinion, Patriot was negotiating the renewal of the liquidity facility, which matured on April 11, 2009, that supported its Amended Securitization Facility with certain liquidity banks. In the event that the liquidity banks did not renew the liquidity facility, the terms of the Amended Securitization Facility would require, among other things, that all principal and interest collected from the debt investments secured by the Amended Securitization Facility be used to pay down amounts outstanding under the facility by April 2011. Subsequent to the issuance of this opinion by Patriot’s independent registered public accounting firm, the liquidity banks determined not to renew the liquidity facility supporting the Amended Securitization Facility.

Portfolio Composition

Patriot’s primary business is lending to and investing in small- to mid-sized businesses through investments in senior secured loans, junior secured loans, subordinated debt investments and equity-based investments, including warrants. The fair value of its portfolio was $283.9 million and $322.4 million at June 30, 2009 and December 31, 2008, respectively.

Total portfolio investment activity as of and for the six months ended June 30, 2009 and the year ended December 31, 2008 was as follows:

	June 30, 2009	December 31, 2008

Beginning portfolio at fair value	$322,370,748	$384,725,753
Investments in debt securities	10,273,276	79,096,786
Investments in equity securities	188	3,245,937
Investment repayments	(21,116,671)	(95,018,988)
Increase in payment-in-kind interest/dividends	2,218,782	5,452,124
Sale of investments	(1,377,011)	(15,267,401)
Change in unearned revenue	443,572	(129,458)
Realized loss on investments	(12,013,473)	—
Change in fair value of investments	(16,870,174)	(39,992,921)

Ending portfolio at fair value	$283,929,237	$322,370,748

As of June 30, 2009 and December 31, 2008, the composition of Patriot’s portfolio at fair value was as follows:

	June 30, 2009		December 31, 2008
	Investments at	Percentage of	Investments at	Percentage of
	Fair Value	Total Portfolio	Fair Value	Total Portfolio

Senior secured revolving lines of credit	$14,252,865	5.0%	$10,266,191	3.2%
Senior secured term loans	123,459,342	43.5	146,372,476	45.4
Junior secured term loans	50,861,771	17.9	58,076,196	18.0
Senior subordinated debt	85,658,932	30.2	93,365,112	29.0
Investments in equity securities	9,696,327	3.4	14,290,773	4.4

Totals	$283,929,237	100.0%	$322,370,748	100.0%

For the six months ended June 30, 2009 and year ended December 31, 2008, the weighted average yield on all of Patriot’s outstanding debt investments was approximately 10.7% and 12.1%, respectively. The weighted average balance of its debt investment portfolio during the six months ended June 30, 2009 was $300.3 million, down from $333.2 million during the fourth quarter of 2008. Yields are computed using actual interest income earned for the year (annualized for the six months ended June 30, 2009), including amortization of loan fees and original issue discount, divided by the weighted average fair value of debt investments. As of June 30, 2009 and December 31, 2008, $109.8 million and $123.5 million, respectively, of Patriot’s portfolio investments at fair value were at fixed interest rates, which represented approximately 39% and 38%, respectively, of its total portfolio of investments at fair value. Patriot generally structures its subordinated debt investments at fixed rates while many of its senior secured and junior secured loans are, and will be, at variable rates.

At June 30, 2009 and December 31, 2008, Patriot’s equity investments consisted of common and preferred stock, LLC membership interests and warrants to acquire equity interests in certain of its portfolio companies. Warrants to acquire equity interests allow Patriot to participate in the potential appreciation in the value of the portfolio company, while minimizing the amount of upfront cost to it.

The composition of Patriot’s investment portfolio by industry sector, using Moody’s Industry Classifications, excluding unearned income, as of June 30, 2009 and December 31, 2008 at cost and fair value was as follows:

	June 30, 2009				December 31, 2008
	Cost	%(1)	Fair Value	%(1)	Cost	%(1)	Fair Value	%(1)

Machinery	$51,631,722	15.0%	$36,171,707	12.7%	$51,384,711	14.0%	$39,527,874	12.3%
Health Care, Education & Childcare	39,025,805	11.3	37,864,405	13.3	39,749,005	10.9	39,501,102	12.2
Personal & Nondurable Consumer Products	38,546,025	11.2	36,274,356	12.8	39,609,196	10.8	39,247,796	12.2
Automobile	30,715,635	8.9	23,050,225	8.1	33,276,374	9.1	26,487,272	8.2
Textiles & Leather	28,954,845	8.4	27,780,125	9.8	29,557,681	8.1	29,368,566	9.1
Electronics	27,233,211	7.9	27,389,835	9.6	31,033,364	8.5	30,033,495	9.3
Printing & Publishing	26,352,526	7.6	11,324,964	4.0	26,302,411	7.2	18,159,998	5.6
Metals & Minerals	23,089,697	6.7	22,746,197	8.0	23,049,480	6.3	22,453,909	7.0
Mining, Steel, Iron & Nonprecious Metals	17,921,135	5.2	11,323,286	4.0	18,092,545	4.9	17,245,764	5.3
Retail Stores	11,579,947	3.4	11,484,713	4.1	10,978,984	3.0	10,872,284	3.4
Housewares & Durable Consumer Products	11,106,570	3.2	7,292,672	2.6	11,005,810	3.0	9,333,052	2.9
Ecological	9,929,859	2.9	9,588,359	3.4	8,556,102	2.3	8,164,902	2.5
Grocery	8,393,329	2.4	8,541,001	3.0	8,156,189	2.2	8,278,569	2.6
Chemicals, Plastic & Rubber	5,360,932	1.6	3,781,610	1.3	16,659,410	4.6	9,347,006	2.9
Insurance	5,012,842	1.5	4,699,639	1.6	5,000,000	1.4	4,048,200	1.3
Buildings & Real Estate	4,492,943	1.3	4,492,943	1.6	4,613,182	1.3	4,613,182	1.4
Personal, Food & Miscellaneous Services	3,000,000	0.9	—	—	3,000,000	0.8	1,050,000	0.3
Diversified/Conglomerate Service	1,570,736	0.5	—	—	1,570,736	0.4	623,500	0.2
Aerospace & Defense	463,168	0.1	123,200	0.1	463,168	0.1	173,600	0.1
Oil & Gas	—	—	—	—	3,840,677	1.1	3,840,677	1.2

Total	$344,380,927	100.0%	$283,929,237	100.0%	$365,899,025	100.0%	$322,370,748	100.0%

(1)	Represents percentage of total portfolio.

At June 30, 2009 and December 31, 2008, Patriot did not have any investment in excess of 10% of its total investment portfolio at fair value. Investment income, consisting of interest, dividends and fees can fluctuate dramatically upon repayment of an investment or sale of an equity interest. Revenue recognition in any given period can be highly concentrated among several portfolio companies. During the three and six months ended June 30, 2009 and 2008, Patriot did not record investment income from any portfolio company in excess of 10% of total investment income.

Portfolio Asset Quality

Patriot utilizes a standard investment rating system for its entire portfolio of debt investments. Investment Rating 1 is used for investments that exceed expectations and/or a capital gain is expected. Investment Rating 2 is used for investments that are generally performing in accordance with expectations. Investment Rating 3 is used for performing investments that require closer monitoring. Investment Rating 4 is used for investments performing below expectations where a higher risk of loss exists. Investment Rating 5 is used for investments performing significantly below expectations where we expect a loss.

The following table shows the distribution of Patriot’s debt investments on the 1 to 5 investment rating scale at fair value as of June 30, 2009 and December 31, 2008:

	June 30, 2009		December 31, 2008
	Investments at	Percentage of	Investments at	Percentage of
Investment Rating	Fair Value	Total Portfolio	Fair Value	Total Portfolio

1	$95,779,317	34.9%	$82,179,735	26.7%
2	134,852,717	49.2	184,507,897	59.9
3	30,469,979	11.1	21,275,475	6.9
4	4,890,139	1.8	8,477,320	2.7
5	8,240,758	3.0	11,639,548	3.8

Totals	$274,232,910	100.0%	$308,079,975	100.0%

At June 30, 2009 and December 31, 2008, Patriot had loans and equity investments from six and three, respectively, of its portfolio companies on non-accrual status.

In the event that the United States economy continues in a prolonged recession, it is possible that the financial results of small- to mid-sized companies, similar to those in which Patriot invests, could experience further deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Patriot can provide no assurance that the performance of certain of its portfolio companies will not be negatively impacted by these economic or other conditions which could have a negative impact on its future results.

Results of Operations

The principal measure of Patriot’s financial performance is net income (loss), which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income (loss) is the difference between Patriot’s income from interest, dividends, fees, and other investment income and its operating expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. Net unrealized appreciation (depreciation) on investments is the net change in the fair value of Patriot’s investment portfolio. Net unrealized appreciation (depreciation) on interest rate swaps is the net change in the fair value of its outstanding swap agreements.

Comparison for the three months ended June 30, 2009 and 2008

Total Investment Income

Total investment income includes interest and dividend income on Patriot’s investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, annual administrative fees, unused fees, prepayment fees, amendment fees, equity structuring fees and waiver fees. Other investment income consists primarily of the accelerated recognition of deferred financing fees received from Patriot’s portfolio companies on the repayment of the outstanding investment, the sale of the investment or reduction of available credit.

Total investment income for the three months ended June 30, 2009 and 2008, was $8.1 million and $10.7 million, respectively. For the three months ended June 30, 2009, this amount consisted of interest income of $12,000 from cash and cash equivalents, $7.8 million of interest and dividend income from portfolio investments (which included $1.1 million in payment-in-kind or PIK interest and dividends) and $288,000 of fee income. For the three months ended June 30, 2008, this amount consisted of interest income of $30,000 from cash and cash equivalents, $10.1 million of interest and dividend income from portfolio investments (which included $1.4 million in payment-in-kind or PIK interest and dividends), $142,000 in fee income and $380,000 in other investment income.

The decrease in Patriot’s total investment income for the three months ended June 30, 2009 as compared to the three months ended June 30, 2008 was primarily attributable to a decrease in the weighted average fair value balance outstanding of its interest-bearing investment portfolio during the quarter ended June 30, 2009. The primary reason behind the decrease in total investment income was a decrease in interest income due to the decrease in the weighted average fair value balance of its investment portfolio, and a decrease in the weighted average yield of its investments. During the three months ended June 30, 2009, the weighted average fair value balance outstanding of Patriot’s interest-bearing investment portfolio was approximately $292.4 million as compared to approximately $337.3 million during the three months ended June 30, 2008. The weighted average yield on Patriot’s investments during the three months ended June 30, 2009 decreased as a result of an increase in the number of loans on non-accrual status and an overall decrease in market interest rates.

Expenses

Expenses include compensation expense, interest on Patriot’s outstanding indebtedness, professional fees, and general and administrative expenses.

Expenses for the three months ended June 30, 2009 and 2008, were $5.6 million and $4.2 million, respectively. Expenses increased for the three months ended June 30, 2009 as compared to the three months ended June 30, 2008 by approximately $1.4 million, primarily as a result of higher interest expense of $852,000, higher professional fees of $610,000 and higher general and administrative expenses of $126,000, partially offset by lower compensation expense which decreased by $268,000. The lower compensation expense was principally attributable to the elimination of bonus accruals given the impact of the current market and economic environment on Patriot’s financial performance, reduction of employee headcount during the fourth quarter of 2008 and the first quarter of 2009, partially offset by an increase in base salary for three of Patriot’s executive officers during the first quarter of 2009. The increase in interest expense was attributable to an increase in interest rates during the second quarter of 2009 as a result of the April 3, 2009 termination event which occurred under the Amended Securitization Facility. Patriot’s weighted average borrowings outstanding were approximately $141.5 million during the three months ended June 30, 2009, as compared to $139.6 million during the three months ended June 30, 2008. Such borrowings were used primarily to fund investments. The increase in professional fees expense is primarily due to additional legal fees we incurred in 2009 relating to the termination event under the Amended Securitization Facility and Patriot’s evaluation of strategic alternatives. The increase in general and administrative expenses is primarily the result of additional costs incurred in connection with the evaluation of strategic alternatives, including additional fees paid to Patriot’s directors in connection with board meetings relating to the termination event under the Amended Securitization Facility and the evaluation of strategic alternatives.

Realized Gain (Loss) on Disposition of Investments

Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. During the three months ended June 30, 2009, Patriot realized a loss of $413,000 on investments principally from the sale of one syndicated loan investment. During the three months ended June 30, 2008, Patriot realized a loss of $344,000 on investments principally from the cancellation of warrants in which it had previously recorded unrealized depreciation on the entire warrant balance.

Net Change in Unrealized Appreciation or Depreciation on Investments

Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. During the three months ended June 30, 2009 and 2008, Patriot recorded net unrealized depreciation of $12.7 million and $3.4 million, respectively, on its investments. For the three months ended June 30, 2009, Patriot’s net unrealized depreciation consisted of the following: approximately $12.9 million of unrealized depreciation resulted from a decline in cash flows of its portfolio companies; approximately $1.5 million of unrealized depreciation which resulted from changes in market multiples and interest rates; offset by approximately $1.7 million of unrealized appreciation resulted from quoted market prices on its syndicated loan portfolio. For the three months ended June 30, 2008, Patriot’s net unrealized depreciation consisted of the following: approximately $217,000 of unrealized depreciation resulted from the decrease in quoted market prices on its syndicated loan portfolio as a result of the disruption in the credit markets for broadly syndicated loans; approximately $3.6 million resulted from a decline in the financial performance of its portfolio companies; offset by approximately $452,000 of unrealized appreciation which resulted from changes in market multiples and interest rates.

Net Unrealized Appreciation or Depreciation on Interest Rate Swaps

Net unrealized appreciation (depreciation) on interest rate swaps represents the change in the value of the swap agreements. For the three months ended June 30, 2009 and 2008, Patriot recorded unrealized appreciation of approximately $679,000 and $970,000, respectively, on its interest rate swap agreements. The unrealized appreciation in the value of its interest rate swap agreements in 2009 and 2008 resulted from the volatility and corresponding fluctuation in variable interest rates during the periods. On July 9, 2009, Patriot terminated all eight interest rate swap agreements in connection with entering into an agreement, limited consent and amendment to its Amended Securitization Facility with the lenders and incurred a liability of approximately $3.3 million.

Net Income (Loss)

Net loss was $9.9 million for the quarter ended June 30, 2009 as compared to net income of $3.7 million for the quarter ended June 30, 2008. The net loss for the three months ended June 30, 2009 principally related to net unrealized depreciation of $12.7 million on Patriot’s investments.

Comparison for the six months ended June 30, 2009 and 2008

Total Investment Income

Total investment income includes interest and dividend income on Patriot’s investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, annual administrative fees, unused fees, prepayment fees, amendment fees, equity structuring fees and waiver fees. Other investment income consists primarily of the accelerated recognition of deferred financing fees received from its portfolio companies on the repayment of the outstanding investment, the sale of the investment, or reduction of available credit.

Total investment income for the six months ended June 30, 2009 and 2008, was $16.6 million and $21.9 million, respectively. For the six months ended June 30, 2009, this amount consisted of interest income of $31,000 from cash and cash equivalents, $16.1 million of interest income from portfolio investments (which included $2.3 million in payment-in-kind or PIK interest and dividends), $455,000 in fee income and $9,000 in other investment income. For the six months ended June 30, 2008, this amount consisted of interest income of $84,000 from cash and cash equivalents, $21.0 million of interest income from portfolio investments (which included $3.0 million in payment-in-kind or PIK interest and dividends), $356,000 in fee income and $420,000 in other investment income.

The decrease in Patriot’s total investment income for the six months ended June 30, 2009 as compared to the six months ended June 30, 2008 was primarily attributable to a decrease in the weighted average fair value balance outstanding of its interest-bearing investment portfolio during the six months ended June 30, 2009. The primary reason behind the decrease in total investment income was a decrease in interest income due to the decrease in the weighted average fair value balance of its investment portfolio, and a decrease in the weighted average yield of its investments. During the six months ended June 30, 2009, the weighted average fair value balance outstanding of Patriot’s interest-bearing investment portfolio was approximately $300.3 million as compared to approximately $350.3 million during the six months ended June 30, 2008. The weighted average yield on its investments during the six months ended June 30, 2009 decreased as a result of an increase in the number of loans on non-accrual status and an overall decrease in market interest rates.

Expenses

Expenses include compensation expense, interest on outstanding indebtedness, professional fees, and general and administrative expenses.

Expenses for the six months ended June 30, 2009 and 2008, were $9.0 million and $8.7 million, respectively. Expenses increased for the six months ended June 30, 2009 as compared to the six months ended June 30, 2008 by approximately $300,000, primarily as a result of higher interest expense which increased by $379,000, higher professional fees of $676,000 and higher general and administrative expenses which increased by $68,000, offset by lower compensation expense which decreased by $846,000. The lower compensation expense was principally attributable to the elimination of bonus accruals given the impact of the current market and economic environment on Patriot’s financial performance, reduction of employee headcount during the fourth quarter of 2008 and the first quarter of 2009, partially offset by an increase in base salary for three of Patriot’s executive officers during the first quarter of 2009. The increase in interest expense was attributable to a increase in interest rates during the second quarter of 2009 as a result of the April 3, 2009 termination event which occurred under the Amended Securitization Facility. Patriot’s weighted average borrowings outstanding were approximately $146.4 million during the six months ended June 30, 2009, as compared to $146.2 million during the six months ended June 30, 2008. Such borrowings were used primarily to fund investments. The increase in professional fees expense is primarily due to additional legal fees Patriot incurred in 2009 relating to the termination event under the Amended Securitization Facility and Patriot’s evaluation of strategic alternatives. The increase in general and administrative expenses is primarily the result of additional costs incurred in connection with the evaluation of strategic alternatives, including additional fees paid to Patriot’s directors in connection with board meetings relating to the termination event under the Amended Securitization Facility, offset by reduced travel, advertising and investor relations expenses.

Realized Gain (Loss) on the Disposition of Investments

Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. During the six months ended June 30, 2009, Patriot realized a loss of $12.0 million due to the permanent impairment of loans to one of its portfolio companies and the sale of one syndicated loan investment. During the six months ended June 30, 2008, Patriot realized a loss of $434,000 on investments from the sale of one portfolio debt investment and from the cancellation of warrants in which it had previously recorded unrealized depreciation on the entire warrant balance.

Net Change in Unrealized Appreciation or Depreciation on Investments

Net unrealized appreciation (depreciation) on investments is the net change in the fair value of Patriot’s investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. During the six months ended June 30, 2009 and 2008, we recorded net unrealized depreciation of $16.9 million and $13.2 million, respectively, on Patriot’s investments. For the six months ended June 30, 2009, Patriot’s net unrealized depreciation consisted of the following: approximately $17.5 million of unrealized depreciation resulted from a decline in cash flows of our portfolio companies; approximately $0.7 million of unrealized depreciation which resulted from changes in market multiples and interest rates; offset by approximately $1.3 million of unrealized appreciation resulted from quoted market prices on its syndicated loan portfolio. For the six months ended June 30, 2008, Patriot’s net unrealized depreciation consists of the following: approximately $1.4 million of unrealized depreciation resulted from the decrease in quoted market prices on its syndicated loan portfolio as a result of disruption in the financial credit markets for broadly syndicated loans; approximately $7.8 million resulted from a decline in the financial performance of its portfolio companies; and approximately $4.0 million resulted from changes in market multiples and interest rates.

Unrealized Appreciation or Depreciation on Interest Rate Swaps

Net unrealized appreciation on interest rate swaps represents the change in the fair value of Patriot’s swap agreements. For the six months ended June 30, 2009 and 2008, Patriot recorded unrealized appreciation of approximately $862,000 and $217,000, respectively, on its interest rate swap agreements. The unrealized appreciation in the value of its interest rate swap agreements in 2009 and 2008 resulted from the volatility and corresponding fluctuation in variable interest rates during the periods. On July 9, 2009, Patriot terminated all eight interest rate swap agreements in connection with entering into an agreement, limited consent and amendment to its Amended Securitization Facility with the lenders and incurred a liability of approximately $3.3 million.

Net Income (Loss)

Net loss was $20.4 million for the six months ended June 30, 2009 as compared to net loss of $232,000 for the six months ended June 30, 2008. The $20.2 million increase in net loss was primarily a result of an increase in net unrealized depreciation of $3.7 million, an increase in realized losses of $11.6 million, and a decrease in net investment income of $5.5 million.

Comparison of the year ended December 31, 2008 and December 31, 2007

Total Investment Income

Total investment income included interest and dividend income on Patriot’s investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, annual administrative fees, unused fees, prepayment fees, amendment fees, equity structuring fees and waiver fees. Other investment income consists primarily of the accelerated recognition of deferred financing fees received from Patriot’s portfolio companies on the repayment of the entire outstanding investment, the sale of the investment or reduction of available credit.

Total investment income for the years ended December 31, 2008 and December 31, 2007 was $42.3 million and $39.0 million, respectively. For the year ended December 31, 2008, this amount consisted of interest income of $142,000 from cash and cash equivalents, $40.0 million of interest and dividend income from portfolio investments (which included $5.5 million in payment-in-kind or PIK interest and dividends), $1.4 million in fee income and $750,000 in other investment income. For the year ended December 31, 2007, this amount primarily consisted of interest income of $255,000 from cash and cash equivalents, $36.9 million of interest and dividend income from portfolio investments (which included $3.9 million in payment-in-kind or PIK interest and dividends), $1.3 million in fee income and $535,000 in other investment income.

The increase in Patriot’s total investment income for the year ended December 31, 2008 as compared to the year ended December 31, 2007 is primarily attributable to an increase in the weighted average fair value balance outstanding of its interest-bearing investment portfolio during the year ended December 31, 2008, partially offset by a decrease in the weighted average yield of its investments. The weighted average yield decreased primarily as a result of an overall decrease in market interest rates. During the year ended December 31, 2008, the weighted average fair value balance outstanding of Patriot’s interest-bearing investment portfolio was approximately $336.8 million as compared to approximately $298.5 million during the year ended December 31, 2007. Total investments decreased from $384.7 million at December 31, 2007 to $322.4 million at December 31, 2008, primarily due to an increase in payoffs recorded in 2008 in the amount of $27.7 million and an increase of $36.4 million in unrealized depreciation for the year ended December 31, 2008. However, the weighted average balance outstanding increased in 2008 as a result of the following: the majority of the net originations in 2007, $127.5 million, occurred in the third and fourth quarters of 2007; the majority of the unrealized depreciation recorded in 2008, $40.0 million, was recorded in the third and fourth quarters of 2008. These factors contributed to influencing the increase in the weighted average balance for 2008.

Expenses

Expenses included compensation expense, interest on Patriot’s outstanding indebtedness, professional fees, and general and administrative expenses.

Expenses for the years ended December 31, 2008 and 2007 were $16.6 million and $16.2 million, respectively. Expenses increased for the year ended December 31, 2008 as compared to the year ended December 31, 2007 primarily as a result of increased interest expense in the amount of $737,000, increased professional fees in the amount of $748,000 and increased general and administrative expense in the amount of $308,000. Those increases were partially offset by lower compensation expense in the amount of $1.4 million. The lower compensation expense was principally attributable to the elimination of bonus accruals during the third and fourth quarters of 2008 given the impact of the current market environment on Patriot’s financial performance in 2008 and the recognition that bonus awards for 2008 would be smaller than previously anticipated. The higher interest expense is attributable to an increase in the weighted average borrowings outstanding under its $225.0 million amended and restated securitization revolving credit facility, which were approximately $141.5 million in 2008 as compared to $106.0 million in 2007, and an increase in interest rates on its outstanding indebtedness during the third and fourth quarters of 2008. Such borrowings were primarily used to fund investments. The increase in general and administrative expenses is primarily a result of higher costs for benefits, proxy solicitation fees and printing costs. The increase in professional fees expense is primarily due to increases in the fees Patriot incurred in 2008 related to accounting and compliance costs in connection with the adoption of Statement of Financial Standards No. 157 — Fair Value Measurements, on January 1, 2008 and the write-off of legal and accounting costs related to the 2008 filing of a shelf registration statement pursuant to which Patriot did not sell any securities. In prior periods, Patriot capitalized such expenses and expensed them in connection with securities offerings pursuant to such shelf registration statements.

Realized Gain (Loss) on Sale of Investments

Net realized gain (loss) on sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. During the year ended December 31, 2008, Patriot realized losses of $883,000, principally from the sale of two syndicated debt investments and the cancellation of warrants which it had previously written down to zero, which were partially offset by the sale of an equity investment. During the year ended December 31, 2007, Patriot realized gains of $92,000 principally due to the sale of equity warrants from one of its portfolio investments.

Net Change in Unrealized Appreciation or Depreciation on Investments

Patriot determines the value of each investment in its portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in its statement of operations. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as determined in good faith by Patriot’s board of directors. Since there is typically no readily available market value for the investments in Patriot’s portfolio, it values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors pursuant to written guidelines established by its board of directors and a consistently applied valuation process. See “Business of Patriot — Determination of Net Asset Value” for a discussion of its valuation policy and process. At December 31, 2008 and 2007, portfolio investments recorded at fair value were approximately 91.0% and 96.6% of Patriot’s total assets, respectively. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market, the fair value of Patriot’s investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Net unrealized appreciation (depreciation) on investments is the net change in the fair value of Patriot’s investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are realized. During the year ended December 31, 2008, Patriot recorded net unrealized depreciation of $40.0 million on its investments and during the year ended December 31, 2007, it recorded net unrealized depreciation of $3.6 million on its investments. For the year ended December 31, 2008, a portion of Patriot’s net unrealized depreciation, approximately $5.6 million, resulted from the decrease in quoted market prices on its syndicated loan portfolio as a result of the disruption in the credit markets for broadly syndicated loans; approximately $27.5 million resulted from a decline in the financial performance of its portfolio companies; and approximately $6.9 million resulted from the January 1, 2008 adoption of SFAS 157. During the year ended December 31, 2007, Patriot recorded net unrealized depreciation of $3.6 million on its investments. A substantial portion of the unrealized depreciation recorded during 2007 resulted from an increase in the number of its portfolio companies requiring closer monitoring or performing below expectations and, to a lesser extent, from quoted market prices below par on its syndicated loan portfolio as a result of the disruption in the financial and credit markets for large syndicated loans.

Unrealized Appreciation (Depreciation) on Interest Rate Swaps

Net unrealized appreciation (depreciation) on interest rate swaps represents the change in value of Patriot’s swap agreements. For the year ended December 31, 2008, Patriot recorded an unrealized depreciation of approximately $2.3 million on its interest rate swap agreements as compared to $775,000 of unrealized depreciation in the comparable period in 2007. The 2008 and 2007 unrealized depreciation in the value of Patriot’s interest rate swap agreements resulted from the volatility in interest rates during both years.

Net Income (Loss) from Operations

Net loss was $17.5 million for the year ended December 31, 2008 as compared to net income of $18.4 million for the year ended December 31, 2007. The $35.9 million decrease in net income was primarily a result of an increase in net realized and unrealized loss in the amount of $38.9 million, partially offset by a $3.0 million increase in net investment income.

Comparison of the year ended December 31, 2007 and December 31, 2006

Total Investment Income

Total investment income included interest and dividend income on Patriot’s investments, fee income and other investment income. Fee income consists principally of loan and arrangement fees, annual administrative fees, unused fees, prepayment fees, amendment fees, equity structuring fees and waiver fees. Other investment income consists primarily of the accelerated recognition of deferred financing fees received from Patriot’s portfolio companies on the repayment of the entire outstanding investment, the sale of the investment or reduction of available credit.

Total investment income for the years ended December 31, 2007 and December 31, 2006 was $39.0 million and $26.5 million, respectively. For the year ended December 31, 2007, this amount consisted of interest income of $255,000 from cash and cash equivalents, $36.9 million of interest and dividend income from portfolio investments (which included $3.9 million in payment-in-kind or PIK interest and dividends), $1.3 million in fee income and $535,000 in other investment income. For the year ended December 31, 2006, this amount primarily consisted of interest income of $423,000 from cash and cash equivalents, $25.0 million of interest and dividend income from portfolio investments (which included $2.4 million in payment-in-kind or PIK interest and dividends), $270,000 in fee income and $848,000 in other investment income.

The increase in Patriot’s total investment income for the year ended December 31, 2007 as compared to the year ended December 31, 2006 was primarily attributable to an increase in the weighted average fair value balance outstanding of its interest-bearing investment portfolio during the year ended December 31, 2007. During the year ended December 31, 2007, the weighted average fair value balance outstanding of Patriot’s interest-bearing investment portfolio was approximately $298.5 million as compared to approximately $192.5 million during the year ended December 31, 2006. The primary reason behind the increase in total investment income was an increase in interest income due to the increase in the size of Patriot’s investment portfolio, partially offset by a decrease in the weighted average yield of its investments, and an increase in fee income due to an increase in prepayment penalties and structuring fees as well as higher fees for amendments. The weighted average yield decreased as a result of a shift in Patriot’s portfolio mix towards more senior secured investments and an overall decrease in market interest rates.

Expenses

Expenses included compensation expense, interest on Patriot’s outstanding indebtedness, professional fees, and general and administrative expenses.

Expenses for the years ended December 31, 2007 and 2006 were $16.2 million and $11.5 million, respectively. Expenses increased for the year ended December 31, 2007 as compared to the year ended December 31, 2006 primarily as a result of increased compensation expense in the amount of $1.5 million, increased interest expense in the amount of $3.1 million and increased general and administrative expense in the amount of $269,000. Those increases were offset by lower professional fees expense in the amount of $159,000. The higher compensation expense was due to an increase in salaries of existing employees, higher bonus accruals and the addition of new employees during the year. The higher interest expense was attributable to an increase in the weighted average borrowings outstanding under Patriot’s $175.0 million amended and restated securitization revolving credit facility, which were approximately $106.0 million in 2007 as compared to $55.3 million in 2006, and an increase in interest rates on its outstanding indebtedness during the third and fourth quarters of 2007. Such borrowings were primarily used to fund investments. The increase in general and administrative expenses was primarily a result of higher costs for benefits and travel attributable to the increase in employees and computer software expense. The decrease in professional fees expense was primarily due to decreases in the fees Patriot incurred in 2006 related to its initial compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Realized Gain (Loss) on Sale of Investments

Net realized gain (loss) on sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. During the year ended December 31, 2007, Patriot realized gains of $92,000, principally due to the sale of equity warrants from one of its portfolio investments. During the year ended December 31, 2006, it sold its investment in Interstate Highway Sign Corporation and realized a net loss of $3.3 million.

Net Change in Unrealized Appreciation or Depreciation on Investments

Patriot determine the value of each investment in its portfolio on a quarterly basis, and changes in value result in unrealized appreciation or depreciation being recognized in its statement of operations. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as determined in good faith by Patriot’s board of directors. Since there is typically no readily available market value for the investments in its portfolio, Patriot’s value substantially all of its portfolio investments at fair value as determined in good faith by its board of directors pursuant to its valuation policy and a consistently applied valuation process. See “Business of Patriot — Determination of Net Asset Value” for a discussion of its valuation policy and process. At December 31, 2007 and 2006, portfolio investments recorded at fair value were approximately 96.6% and 95.1% of its total assets, respectively. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market, the fair value of Patriot’s investments determined in good faith by the board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Net unrealized appreciation (depreciation) on investments is the net change in the fair value of Patriot’s investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains and losses are realized. During the year ended December 31, 2007, Patriot recorded net unrealized depreciation of $3.6 million on its investments and during the year ended December 31, 2006, Patriot recorded net unrealized appreciation of $3.8 million on its investments, which primarily related to one investment which was sold during the year at a realized loss of $3.3 million and the reversal of the previously recorded unrealized loss related thereto. A substantial portion of the unrealized depreciation recorded during 2007 resulted from an increase in the number of Patriot’s portfolio companies requiring closer monitoring or performing below expectations and, to a lesser extent, from quoted market prices below par on its syndicated loan portfolio as a result of disruption in the financial and credit markets for large syndicated loans. Sustained market disruptions in the large corporate leverage loan market could continue to have a downward impact on the amount of unrealized depreciation Patriot record on its syndicated loans.

Unrealized Appreciation (Depreciation) on Interest Rate Swaps

Net unrealized depreciation on interest rate swaps represents the change in value of Patriot’s swap agreements. For the year ended December 31, 2007, Patriot recorded an unrealized depreciation of approximately $775,000 on its interest rate swap agreements as compared to $13,000 in unrealized appreciation in the comparable period in 2006. The 2007 unrealized depreciation in the value of Patriot’s interest rate swap agreements resulted from the volatility in interest rates during the year.

Net Income from Operations

Net income was $18.4 million for the year ended December 31, 2007 as compared to $15.6 million for the year ended December 31, 2006. The $2.8 million increase in net income was primarily a result of an increase in investment income of $12.5 million in 2007, partially offset by an increase in operating expenses in the amount of $4.7 million and an increase in net realized and unrealized loss in the amount of $4.9 million.

Financial Condition, Liquidity and Capital Resources

Cash, Cash Equivalents and Restricted Cash

At June 30, 2009 and December 31, 2008, Patriot had $8.1 million and $6.4 million, respectively, in cash and cash equivalents. In addition, at June 30, 2009 and December 31, 2008, Patriot had $7.8 million and $22.2 million, respectively, in restricted cash which it maintained in accordance with the terms of its Amended Securitization Facility. A portion of the December 31, 2008 funds were released or available to Patriot on January 12, 2009. Due to the termination event under the Amended Securitization Facility on April 3, 2009, a portion of the March 31, 2009 funds, which would have been released to Patriot on April 13, 2009, were instead used to reduce the outstanding borrowings under its Amended Securitization Facility. As a result, any future funds that get released under the Amended Securitization Facility will be used to reduce outstanding borrowings until fully repaid. On June 30, 2009 and August 7, 2009, $137.4 million and $115.7 million, respectively, was outstanding under the Amended Securitization Facility. On August 7, 2009, Patriot had $6.7 million in cash and cash equivalents.

For the six months ended June 30, 2009, net cash provided by operating activities totaled $5.3 million, compared to net cash provided by operating activities of $8.6 million for the comparable 2008 period. This change was due primarily to an increase in net loss, an increase in net realized losses on investments, an increase in interest payable, a decrease in unrealized depreciation on investments, an increase in unrealized appreciation on swaps, and an increase in accounts payable, accrued expenses and other. Those amounts were offset by a decrease in PIK interest and dividends. Cash provided by investing activities totaled $12.2 million and $52.2 million for the six months ended June 30, 2009 and 2008, respectively. This change was principally due to lower loan repayments and amortization of $30.4 million, and a decrease in investment sales of $9.0 million during the first half of 2009. Cash used for financing activities totaled $15.8 million and $60.5 million in the six months ended June 30, 2009 and 2008, respectively. This change was principally due to a net decrease of $23.6 million in our net borrowings and a decrease of $8.2 million in dividends paid, both of which were offset by an increase in restricted cash in the amount of $11.8 million.

Liquidity and Capital Resources

Patriot has historically relied on cash generated from its operations and debt and equity financings to fund its business. Patriot primarily used these funds to make investments in portfolio companies in accordance with its investment objective, to pay its operating expenses and to make cash distributions to the holders of its common stock. However, since mid-2007, global credit and other financial markets have suffered substantial stress, volatility, illiquidity and disruption. These forces reached unprecedented levels in late 2008, resulting in the bankruptcy or acquisition of, or government assistance to, several major domestic and international financial institutions. In particular, the financial services sector has been negatively impacted by significant write-offs related to sub-prime mortgages and the re-pricing of credit risk. These events have significantly diminished overall confidence in the debt and equity markets and caused increasing economic uncertainty. This reduced confidence and uncertainty has severely hampered Patriot’s ability to obtain equity and debt financing.

As a result of this turmoil in the financial markets and Patriot’s greatly diminished access to equity and debt financing, it had previously taken a number of steps to help improve the availability of liquidity, including:

•	curtailing its investment originations;

•	reducing its operating expenses;

•	obtaining stockholder approval at its 2008 annual meeting of stockholders to sell shares of its common stock below the then current net asset value per share in one or more offerings for a period of one year which ended on June 17, 2009; and

•	postponing any decisions relating to 2009 dividend requirements, if any, until Patriot has a better insight on its requirement and its ability to pay.

However, in light of the termination event which occurred under the Amended Securitization Facility on April 3, 2009, Patriot can no longer make additional advances under the facility and must use all principal, interest and fees collected from the debt investments secured by the facility to pay down amounts outstanding under the facility by April 3, 2011. Because substantially all of its debt investments are secured by the Amended Securitization Facility, Patriot cannot provide any assurance that it will have sufficient cash and liquid assets to fund its operations and dividend distributions to its stockholders. Moreover, Patriot’s ability to operate its business in the manner in which it has historically operated will be constrained until its ability to access the debt and equity capital markets improves. In this regard, because Patriot’s common stock has traded at a price significantly below its current net asset value per share over the last several months and it is limited in its ability to sell its common stock at a price below net asset value per share without first obtaining stockholder approval (which approval Patriot did not seek at its 2009 annual meeting of stockholders), Patriot may continue to be limited in its ability to raise equity capital. In addition, as a business development company, Patriot generally is required to meet a coverage ratio of total assets less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of its borrowings and any preferred stock it may issue in the future, of at least 200%. This requirement limits the amount that Patriot may borrow. As of June 30, 2009, this ratio was 217%.

Borrowings

Securitization Revolving Credit Facility.  On September 18, 2006, Patriot, through a consolidated wholly-owned bankruptcy remote, special purpose subsidiary, entered into an amended and restated securitization revolving credit facility (the “Securitization Facility”) with an entity affiliated with BMO Capital Markets Corp. (formerly known as Harris Nesbitt Corp.). The Securitization Facility allowed the special purpose subsidiary to borrow up to $140 million through the issuance of notes to a multi-seller commercial paper conduit administered by the affiliated entity. The Securitization Facility also required bank liquidity commitments (the “Liquidity Facility”) to provide liquidity support to the conduit. The Liquidity Facility was provided by the lender that participated in the Securitization Facility for a period of 364-days and was renewable annually thereafter at the option of the lender. On May 2, 2007, Patriot amended the Securitization Facility to lower the interest rate payable on any outstanding borrowings under the Securitization Facility from the commercial paper rate plus 1.35% to the commercial paper rate plus 1.00% during the period of time Patriot was permitted to make draws under the Securitization Facility. The amendment also reduced or eliminated certain restrictions pertaining to certain loan covenants. On August 31, 2007, Patriot amended the Securitization Facility to increase its borrowing capacity thereunder by $35 million. The amendment also extended the commitment termination date from July 23, 2009 to July 22, 2010 and reduced or eliminated certain restrictions pertaining to certain loan covenants. The Securitization Facility provided for the payment by Patriot to the lender of a monthly fee equal to 0.25% per annum on the unused amount of the Securitization Facility.

On April 11, 2008, Patriot entered into the Amended Securitization Facility with an entity affiliated with BMO Capital Markets Corp. and Branch Banking and Trust Company (the “Lenders”). The Amended Securitization Facility amended and restated the Securitization Facility to, among other things: (i) increase the borrowing capacity from $175 million to $225 million; (ii) extend the maturity date from July 22, 2010 to April 11, 2011 (unless extended prior to such date for an additional 364-day period with the consent of the Lenders); (iii) increase the interest rate payable under the facility from the commercial paper rate plus 1.00% to the commercial paper rate plus 1.75% on up to $175 million of outstanding borrowings and the LIBOR rate plus 1.75% on up to $50 million of outstanding borrowings; and (iv) increase the unused commitment fee from 0.25% per annum to 0.30% per annum.

Similar to the Securitization Facility, the Amended Securitization Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The Amended Securitization Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could have resulted in the early termination of the Amended Securitization Facility. The Amended Securitization Facility also requires the maintenance of the Liquidity Facility. The Liquidity Facility was provided by the Lenders that participate in the Securitization Facility for a period of 364-days and was renewable annually thereafter at the option of the lenders. The Liquidity Facility was scheduled to be renewed in April 2009. The Amended Securitization Facility is secured by all of the loans held by the Company’s special purpose subsidiary.

On April 3, 2009, a termination event occurred under the Amended Securitization Facility due to the amount of Patriot’s advances outstanding under the facility exceeding the maximum availability under the facility for more than three consecutive business days. The maximum availability under the facility is determined by, among other things, the fair market value of all eligible loans serving as collateral under the facility. Because the fair market value of certain eligible loans decreased at December 31, 2008, Patriot’s advances outstanding under the facility exceeded the maximum availability under the facility. This determination was made in connection with the delivery of a borrowing base report to the facility lenders on March 31, 2009. As of such date, Patriot had $157.6 million outstanding under the facility. As a result of the occurrence of the termination event under the facility, Patriot can no longer make additional advances under the facility. Also, the interest rate payable under the Amended Securitization Facility increased from the commercial paper rate plus 1.75% to the prime rate plus 3.75%. In addition, the terms of the facility require that all principal, interest and fees collected from the debt investments secured by the facility must be used to pay down amounts outstanding under the facility within 24 months following the date of the termination event. The facility also permits the Lenders, upon notice to Patriot, to accelerate amounts outstanding under the facility and exercise other rights and remedies provided by the facility, including the right to sell the collateral under the facility. To date, Patriot has not received any such notice from the Lenders.

At June 30, 2009, $137.4 million was outstanding under the Amended Securitization Facility. At June 30, 2009, the interest rate payable on amounts outstanding under the Amended Securitization Facility was 7.0%.

Since 2006, Patriot, through its special purpose subsidiary, entered into eight interest rate swap agreements. The swap agreements have a fixed rate range of 3.3% to 5.2% on an initial notional amount of $53.6 million. The swap agreements generally expire up to five years from issuance. The swaps were put into place to hedge against changes in variable interest payments on a portion of Patriot’s outstanding borrowings. For the six months ended June 30, 2009 and 2008, net unrealized appreciation attributed to the swaps were approximately $862,000 and $217,000, respectively. While hedging activities may insulate Patriot against adverse changes in interest rates, they may also limit its ability to participate in the benefits of lower rates with respect to the outstanding borrowings. On July 9, 2009, Patriot terminated all eight interest rate swap agreements and realized a loss of $3.3 million.

Regulated Investment Company Status and Dividends

Effective as of August 1, 2005, Patriot elected to be treated as a RIC under Subchapter M of the Code. As long as Patriot qualifies as a RIC, it will not be taxed on its investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to shareholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, until realized. Dividends declared and paid by Patriot in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income, the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To maintain RIC tax treatment, Patriot must, among other things, distribute, with respect to each taxable year, at least 90% of its investment company taxable income (i.e., its net ordinary income and its realized net short-term capital gains in excess of realized net long-term capital losses, if any). In order to avoid certain excise taxes imposed on RICs, Patriot must distribute, with respect to each calendar year, an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. To the extent Patriot’s taxable earnings for a fiscal tax year falls below the total amount of its distributions for that fiscal year, a portion of those distributions may be deemed a return of capital to its shareholders.

Patriot may not be able to achieve operating results that will allow it to make distributions at a specific level or to increase the amount of these distributions from time to time. As a result of the termination event that occurred under the Amended Securitization Facility on April 3, 2009, Patriot is required to dedicate a significant portion of its operating cash flow to repay the principal amount outstanding under the Amended Securitization Facility by April 2011. As a result, Patriot may be required to severely limit or otherwise cease making cash distributions to its stockholders. If Patriot does not distribute at least a certain percentage of its taxable income annually, it will suffer adverse tax consequences, including possible loss of its status as a RIC. Patriot cannot assure shareholders that they will receive any distributions or distributions at a particular level. In addition, Patriot may be limited in its ability to make distributions due to the asset coverage test for borrowings applicable to it as a business development company under the 1940 Act. As a result of Patriot’s tax loss for the six months ended June 30, 2009, Patriot did not have any required dividend distributions. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Patriot — Recent Developments” for a discussion on how the consummation of the merger with Prospect will impact Patriot’s required dividend distributions.

Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. On an ongoing basis, Patriot’s management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that it believes to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in its estimates and assumptions could materially impact Patriot’s results of operations and financial condition.

Going Concern

A fundamental principle of the preparation of financial statements in accordance with accounting principles generally accepted in the United States of America is the assumption that an entity will continue in existence as a going concern, which contemplates continuity of operations and the realization of assets and settlement of liabilities occurring in the ordinary course of business. This principle is applicable to all entities except for entities in liquidation or entities for which liquidation appears imminent. In accordance with this requirement, Patriot’s policy is to prepare its consolidated financial statements on a going concern basis unless it intends to liquidate or have no other alternative but to liquidate. As a result of the termination event that occurred under the Amended Securitization Facility, Patriot can no longer make additional advances under the facility. In addition, the terms of the facility require that all principal, interest and fees collected from the debt investments secured by the facility must be used to pay down amounts outstanding under the facility within 24 months following the date of the termination event. The facility also permits the lenders, upon notice to Patriot, to accelerate amounts outstanding under the facility and exercise other rights and remedies provided by the facility, including the right to sell the collateral under the facility. Patriot has not received any such notice from the lenders. While Patriot has prepared its consolidated financial statements on a going concern basis, if it is unable to obtain relief from certain terms of the facility, its ability to continue as a going concern may be severely impacted. Therefore, Patriot may not be able to realize its assets and settle its liabilities in the ordinary course of business. Patriot’s consolidated financial statements included in this document do not reflect any adjustments that might specifically result from the outcome of this uncertainty.

Valuation of Portfolio Investments

The most significant estimate inherent in the preparation of Patriot’s financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. Under SFAS No. 157, Patriot principally utilizes the market approach to estimate the fair value of its investments where there is not a readily available market and it also utilizes the income approach to estimate the fair value of its debt investments. Under the market approach, Patriot estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which Patriot derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, it analyzes various factors, including the portfolio company’s historical and projected financial results. Patriot generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flows, net income, revenues, or in limited cases, book value.

Under the income approach, Patriot generally prepares and analyzes discounted cash flow models based on its projections of the future free cash flows of the business. Patriot also uses bond yield models to determine the present value of the future cash flow streams of its debt investments. Patriot reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

The fair value of Patriot’s investments at June 30, 2009, and December 31, 2008 was determined in good faith by its board of directors. Duff & Phelps, LLC, an independent valuation firm (“Duff & Phelps”), provided third party valuation consulting services to Patriot which consisted of certain mutually agreed upon limited procedures that Patriot engaged them to perform. At June 30, 2009 and at December 31, 2008, Patriot asked Duff & Phelps to perform the limited procedures on investments in 8 and 12 portfolio companies, respectively, comprising approximately 25% and 38% of the total investments at fair value, respectively. Upon completion of their limited procedures, Duff & Phelps concluded that the fair value of those investments subjected to the limited procedures did not appear to be unreasonable. Patriot’s board of directors is solely responsible for the valuation of Patriot’s portfolio investments at fair value as determined in good faith pursuant to its valuation policy and consistently applied valuation process.

Fee Income Recognition

Patriot receives a variety of fees in the ordinary course of its business, including arrangement fees and loan fees. Patriot accounts for its fee income by evaluating arrangements containing multiple revenue-generating activities. In some arrangements, the different revenue-generating activities (deliverables) are sufficiently separable and there exists sufficient evidence of their fair values to separately account for some or all of the deliverables (i.e., there are separate units of accounting). In those arrangements states that the total consideration received for the arrangement is allocated to each unit based upon each unit’s relative fair value. In other arrangements, some or all of the deliverables are not independently functional, or there is not sufficient evidence of their fair values to account for them separately. In determining fair value of various fee income Patriot receives, it will first rely on data compiled through its investment and syndication activities and secondly on independent third party data.

The timing of revenue recognition for a given unit of accounting depends on the nature of the deliverable(s) in that accounting unit (and the corresponding revenue recognition model) and whether the general conditions for revenue recognition have been met. Fee income for which fair value cannot be reasonably ascertained is recognized using the interest method. In addition, Patriot capitalizes and offsets direct loan origination costs against the origination fees received and only defers the net fee.

Payment-in-Kind or PIK Interest and Dividends

Patriot includes in income certain amounts that it has not yet received in cash, such as contractual payment-in-kind or PIK interest or dividends, which represents either contractually deferred interest added to the loan balance that is generally due at the end of the loan term or contractually deferred dividends added to its equity investment in the portfolio company. Patriot will cease accruing PIK interest if it does not expect the portfolio company to be able to pay all principal and interest due, and it will cease accruing PIK dividends if it does not expect the portfolio company to be able to make PIK dividend payments in the future. In certain cases, a portfolio company makes principal payments on its loan prior to making payments to reduce the PIK loan balances and, therefore, the PIK portion of a portfolio company’s loan can increase while the total outstanding amount of the loan to that portfolio company may stay the same or decrease. Accrued PIK interest and dividends represented $7.3 million or 2.6% of Patriot’s portfolio of investments at fair value as of June 30, 2009 and $6.6 million or 2.0% of its portfolio of investments at fair value as of December 31, 2008. The net increase in loan and equity balances as a result of contracted PIK arrangements are separately identified on Patriot’s statements of cash flows.

PIK related activity for the six months ended June 30, 2009 and the year ended December 31, 2008 was as follows:

	Six Months Ended	Fiscal Year Ended
	June 30, 2009	December 31, 2008

Beginning PIK balance	$6,605,194	$4,714,356
PIK interest and dividends earned during the period	2,218,782	5,452,124
PIK conversion to equity	—	(1,519,567)
PIK write-off(1)	(1,110,041)	—
PIK receipts during the period	(447,982)	(2,041,719)

Ending PIK balance	$7,265,953	$6,605,194

(1)	Write-off is the result of the permanent impairment of loans to one of our portfolio companies.

Interest and Dividend Income Recognition

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. When a loan or debt security becomes 90 days or more past due, or if Patriot otherwise does not expect the debtor to be able to service its debt or other obligations, it will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. At June 30, 2009 and December 31, 2008, Patriot had loans and equity investments from six and three, respectively, of its portfolio companies on non-accrual status. Dividend income on preferred equity securities is recorded on an accrual basis to the extent that such amounts are expected to be collected. Dividend income on equity securities is recorded on the record date for private companies and the ex-dividend date for publicly traded companies.

Off-Balance Sheet Arrangements

Patriot is party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of its portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. Patriot attempts to limit its credit risk by conducting extensive due diligence, negotiating appropriate financial covenants and obtaining collateral where necessary. As of June 30, 2009, Patriot had unused commitments to extend credit to its portfolio companies of $17.3 million, which are not reflected on Patriot’s balance sheet. Since April 3, 2009, the date of the termination event under the Amended Securitization Facility, Patriot has funded revolver draws under its outstanding commitments. Patriot is currently in negotiation with the Lenders to have eligible revolver draws, which are requests on loans that secure the Amended Securitization Facility, funded by the Lenders going forward. Ineligible revolver draw requests, those requests on loans outside of the Amended Securitization Facility, will not be funded by the Lenders. Patriot may not have the ability to fund the ineligible revolver draw requests in the future or eligible revolver draw requests if the Lenders refuse to accommodate this request. In connection with the Amended Securitization Facility, Patriot’s consolidated special purpose subsidiary may be required under certain circumstances to enter into interest rate swap agreements or other interest rate hedging transactions. Patriot has agreed to guarantee the payment of certain swap breakage costs that may be payable by its special purpose subsidiary in connection with any such interest rate swap agreements or other interest rate hedging transactions. At June 30, 2009, Patriot had eight such agreements. On July 9, 2009, Patriot terminated all eight interest rate swap agreements and realized a loss of $3.3 million.

Contractual Obligations

As of June 30, 2009, Patriot had $137.4 million outstanding under the Amended Securitization Facility. On April 3, 2009, a termination event occurred under the Amended Securitization Facility due to the amount of its advances outstanding under the facility exceeding the maximum availability under the facility for more than three consecutive business days. The maximum availability under the facility is determined by, among other things, the fair market value of all eligible loans serving as collateral under the facility. Because the fair market value of certain eligible loans decreased at December 31, 2008, Patriot’s advances outstanding under the facility exceeded the maximum availability under the facility. This determination was made in connection with the delivery of a borrowing base report to the facility lenders on March 31, 2009. As a result of the occurrence of the termination event under the facility, Patriot can no longer make additional advances under the facility. Also, the interest rate payable under the Amended Securitization Facility increased from the commercial paper rate plus 1.75% to the prime rate plus 3.75%. In addition, the terms of the facility require that all principal, interest and fees collected from the debt investments secured by the facility must be used to pay down amounts outstanding under the facility within 24 months following the date of the termination event. The facility also permits the lenders, upon notice to Patriot, to accelerate amounts outstanding under the facility and exercise other rights and remedies provided by the facility, including the right to sell the collateral under the facility. To date, Patriot has not received any such notice from the lenders.

Furthermore, Patriot is in discussions with the facility lenders to seek relief from certain of the terms of the facility, including the requirement under the facility that it use all principal, interest and fees collected from the debt investments secured by the facility to pay down amounts outstanding under the facility within 24 months following the date of the termination event. However, based on discussion to date, Patriot is not optimistic that the lenders will agree to provide it any relief from any terms of the facility. As a result, Patriot is also currently evaluating other financing and/or strategic alternatives, including possible sale of our company, debt or equity financing, disposition of assets, and other strategic transactions. At June 30, 2009, the interest rate under the Amended Securitization Facility was 7.0%.

On August 11, 2005, Patriot entered into a lease agreement for office space expiring on January 15, 2011. Future minimum lease payments due under the office lease and for certain office equipment are as follows: remainder of 2009 — $121,000; 2010 — $247,000; 2011 — $21,000.

Recent Developments

On July 9, 2009, Patriot entered into an agreement, limited consent and amendment (the “Agreement, Consent and Amendment”) related to, among other things, the Amended Securitization Facility with the Lenders and other related parties. In connection with the Agreement, Consent and Amendment, the Lenders consented to the sale of the Encore Legal Solutions, Inc. and L.A. Spas, Inc. term loans and equity interests and Patriot agreed to terminate all eight outstanding swap agreements and pay the counterparty to such swaps approximately $3.3 million. In addition, Patriot agreed with the Lenders that it will not accept equity securities or other non-cash consideration in forbearance of the exercise of any rights under any of the loans or debt instruments held in its investment portfolio or the cash interest payments on these investments.

On July 9, 2009, Patriot received proceeds of $3.2 million in conjunction with the sale of its junior secured term loans in Encore Legal Solutions, Inc. In connection with the sale, Patriot realized a loss of approximately $13.4 million. Such proceeds were used to reduce the principal on its outstanding borrowings under the Amended Securitization Facility.

On July 9, 2009, Patriot sold its senior and subordinated term loans in L.A. Spas, Inc. for a release of future liabilities against it relating to its investments in this portfolio company. In connection with the sale, Patriot recorded a loss of approximately $1.6 million.

On July 23, 2009, Patriot received gross proceeds of $3.8 million in connection with the full repayment of its senior subordinated term loan to Copperhead Chemical Company, Inc. Such proceeds were used to reduce the principal on its outstanding borrowings under the Amended Securitization Facility.

On July 23, 2009, William E. Alvarez, Jr., Executive Vice President, Chief Financial Officer and Secretary of Patriot, entered into an amendment to the employment agreement with Patriot, dated August 7, 2007. The amendment modifies the definition of “Average Annual Bonus” set forth in Section 8 of the employment agreement for purposes of calculating the lump sum payment Mr. Alvarez would receive if his employment is terminated for any reason except for “cause” (as defined in the employment agreement). The amendment defines “Average Annual Bonus” to include his average bonus for the term of the employment agreement plus the aggregate grant date fair value of restricted stock awarded during the term of the employment agreement.

On July 24, 2009, Patriot received gross proceeds of $11.2 million in connection with the full repayment of its senior and subordinated term loans to Fairchild Industrial Products, Co. Such proceeds were used to reduce the principal on Patriot’s outstanding borrowings under the Amended Securitization Facility.

On July 31, 2009, Patriot entered into a severance agreement with Clifford L. Wells, its Executive Vice-President and Chief Compliance Officer. Pursuant to the terms of the severance agreement, if Mr. Wells’s employment is terminated by Patriot without cause or by Mr. Wells for good reason within 30 days before or within six months after a change of control transaction that occurs between July 31, 2009 and January 31, 2010, then Patriot will pay to Mr. Wells his monthly base salary in monthly installments for six months following his termination of employment.

On August 3, 2009, Patriot and Prospect Capital Corporation entered into an Agreement and Plan of Merger, dated as of August 3, 2009 (the “Merger Agreement”), pursuant to which Patriot will merge with and into Prospect Capital, with Prospect continuing as the surviving company in the merger (the “Merger”). Subject to the terms and conditions of the Merger Agreement, if the Merger is completed, each issued and outstanding share of Patriot common stock will be converted into 0.3992 shares of Prospect Capital’s common stock and any fractional shares resulting from the application of the exchange ratio will be paid in cash. The exchange ratio will be adjusted for any dividend Patriot may declare prior to the closing of the Merger. If not exercised prior to completion of the Merger, outstanding stock options will vest and be cancelled in exchange for the payment in cash to the holder of these stock options of $0.01 per share of Patriot common stock for which these options are exercisable. Further, in connection with the Merger, each share of Patriot’s restricted stock then outstanding will vest and all restrictions with respect to such shares of restricted sock will lapse (a) a number of shares of each holder of restricted stock will be cancelled in exchange for the cash value per share of Prospect’s common stock at the time of the consummation of the Merger in an amount estimated to be sufficient to pay applicable taxes in connection with the vesting of such shares or (b) the remaining number of shares of restricted stock will be converted in the Merger into shares of Prospect’s common stock on the same terms as all other shares of Patriot’s common stock. In connection with the completion of the Merger, Prospect will pay off the outstanding principal and accrued interest and up to $1.35 million of related fees and expenses due under the Amended Securitization Facility. As of the date of the Merger Agreement, there was approximately $115.7 million outstanding under the facility. Further, as a condition to Prospect agreeing to execute the Merger Agreement, Patriot agreed to reverse, immediately prior to the Merger, the $11.8 million federal income tax ordinary loss deduction that it previously disclosed it would incur with respect to its investments in L.A. Spas, Inc. As a result, Patriot estimates that distributable income for RIC purposes at June 30, 2009 would have been $8.3 million. Immediately prior to the merger, Patriot expects to declare a dividend in the amount of its cumulative distributable income for RIC purposes, which will be payable 10% in cash and 90% in common stock.

Consummation of the Merger, which is currently anticipated to occur in the earlier part of the fourth quarter of 2009, is subject to certain conditions, including, among others, the approval of Patriot stockholders, accuracy of the representations and warranties of the other party and compliance by the other party with its obligations under the Merger Agreement.

The Merger Agreement also contains certain termination rights for Patriot and Prospect, as the case may be, including: if the Merger has not been completed by December 15, 2009; if there is a breach by the other party that is not or cannot be cured within 30 days’ notice of such breach and such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; if Patriot’s Board of Directors fails to recommend the Merger to its stockholders; if Patriot breaches its obligations in any material respect regarding any alternative business combination proposals; or if Patriot’s shareholders have voted to not approve the Merger. In addition, the Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, Patriot may be required to pay Prospect a termination fee equal to $3.2 million or to reimburse certain expenses and make certain other payments.

On August 4, 2009, Bruce Belodoff filed a putative class action complaint against Patriot, its directors and certain of its officers in the Stamford Superior Court of the State of Connecticut. The lawsuit alleges that the proposed merger between Patriot and Prospect is the product of a flawed sales process and that Patriot’s directors and officers breached their fiduciary duty by agreeing to a structure that was not designed to maximize the value of its shares. In addition, the lawsuit asserts that Patriot aided and abetted its officers’ and directors’ breach of fiduciary duty.

On August 5, 2009, Brian Killion filed a putative class action complaint against Patriot, its directors and certain of its officers and Prospect in the Bridgeport Superior Court of the State of Connecticut. The lawsuit alleges that the consideration to be paid in the proposed merger between Patriot and Prospect is unfair and is the result of an unfair process. The lawsuit further alleges that Patriot’s directors and officers breached their fiduciary duty by agreeing to a structure that is designed to deter higher offers from other bidders and for failing to obtain the highest and best price for Patriot’s shareholders. In addition, the lawsuit asserts that Patriot and Prospect aided and abetted Patriot’s officers’ and directors’ breach of fiduciary duty.

On August 11, 2009, Thomas Webster filed a putative class action lawsuit against Patriot, its directors and certain of its officers in the Superior Court of the State of Connecticut. This lawsuit is essentially identical to the class action lawsuit filed by Bruce Belodoff against Patriot on August 4, 2009, which is described above, and was filed by the same law firm that filed such lawsuit.

All three complaints seek to enjoin consummation of the merger or, in the event that the merger has been consummated prior to the entry of a judgment, to rescind the transaction and/or award rescissory damages.

At this time, Patriot is unable to determine whether an unfavorable outcome from these claims is probable or remote or to estimate the amount or range of potential loss, if any. However, Patriot believes that these claims are without merit and intends to vigorously defend against them.

SENIOR SECURITIES OF PATRIOT

Information about Patriot’s senior securities is shown in the following tables as of the applicable fiscal year ended December 31, unless otherwise noted. The report of our independent registered public accounting firm on the senior securities table as of December 31, 2008, is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	per Unit(2)	per Unit(3)	per Unit(4)

Securitization Revolving Credit Facility
2009 (as of June 30, 2009)	$137,365,363	$2,168	—	N/A
2008	162,600,000	2,108	—	N/A
2007	164,900,000	2,344	—	N/A
2006	98,380,000	2,668	—	N/A
2005	21,650,000	6,873	—	N/A
2004	—	—	—	—
Financing Agreement
2009 (as of June 30, 2009)	—	—	—	—
2008	—	—	—	—
2007	—	—	—	—
2006	—	—	—	—
2005	—	—	—	—
2004	41,645,458	1,640	—	N/A
Revolving Credit Agreement
2009 (as of June 30, 2009)	—	—	—	—
2008	—	—	—	—
2007	—	—	—	—
2006	—	—	—	—
2005	—	—	—	—
2004	600,000	1,640	—	N/A
Demand Note
2009 (as of June 30, 2009)	—	—	—	—
2008	—	—	—	—
2007	—	—	—	—
2006	—	—	—	—
2005	—	—	—	—
2004	400,000	1,640	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as Patriot’s total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

PORTFOLIO COMPANIES OF PATRIOT

The following table sets forth certain information as of June 30, 2009 for each portfolio company in which Patriot had a debt or equity investment. Other than these investments, Patriot’s only relationships with its portfolio companies are the managerial assistance it may separately provide to its portfolio companies, which services would be ancillary to its investments, and the board observer or participation rights Patriot may receive.

			Percentage
Name and Address of	Nature of Its	Title of Securities	of Class	Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Held(1)	Investment	Investment(2)

ADAPCO, Inc. 550 Aero Lane Sanford, FL 32771	Distributor of specialty chemical and contract application services	Revolving Line of Credit(4) Senior Secured Term Loan A(4)		$1,787,120 7,642,739	$1,787,120 7,642,739

		Common Stock	<5%	500,000	158,500

Aircraft Fasteners International, LLC P.O. Box 66249 Los Angeles, CA 90066-0249	Distributor of fasteners and related hardware for use in aerospace, electronics and defense industries	Senior Secured Term Loan(4) Junior Secured Term Loan(4)(5) Convertible Preferred Stock(5)	<5%	5,287,888 5,303,580 234,924	5,208,888 5,303,580 435,600

Allied Defense Group, Inc. 8000 Towers Crescent Drive Suite 260 Vienna, VA 22182	Diversified defense company	Common Stock	<5%	463,168	123,200

Arrowhead General Insurance Agency, Inc.(6) 701 B Street, Suite 2100 San Diego, CA 92101	Insurance agency and program specialist	Junior Secured Term Loan(4)(5)		5,012,842	4,699,639

Aylward Enterprises, LLC(3) 401 Industrial Drive New Bern, NC 28562	Manufacturer of packaging equipment	Revolving Line of Credit(4) Senior Secured Term Loan A(4)		3,955,707 8,019,598	3,955,707 411,398

		Senior Subordinated Debt(5)		6,747,301	—

		Subordinated Member Note(5)		148,491	—

		Membership Interest	>5% and <25%	1,250,000	—

Borga, Inc. 300 West Peach Street Fowler, CA 93625	Manufacturer of pre-fabricated metal building systems	Revolving Line of Credit(4) Senior Secured Term Loan B(4)		796,199 1,611,597	796,199 1,611,597

		Senior Secured Term Loan C(4)(5)		8,255,274	2,141,677

		Warrants to Purchase Common Stock	<5%	16,828	—

			Percentage
Name and Address of	Nature of Its	Title of Securities	of Class	Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Held(1)	Investment	Investment(2)

Boxercraft Incorporated P.O. Box 20016 Atlanta, GA 30325	Supplier of spirit-wear and campus apparel	Revolving Line of Credit(4) Senior Secured Term Loan A(4)		$777,090 4,445,473	$777,090 4,445,473

		Senior Secured Term Loan B(4)		4,885,834	4,885,834

		Senior Secured Term Loan C(4)(5)		6,714,635	6,714,635

		Preferred Stock		1,080,000	699,800

		Common Stock		100	—

Caleel + Hayden, LLC(3) 600 W. Bayaud	Provider of proprietary branded professional	Junior Secured Term Loan B(4)		9,884,257	9,884,257
Denver, CO 80223	skincare and cosmetic products to physicians and spa communities	Senior Subordinated Debt(4)		6,197,779	6,260,279

		Common Stock	<5%	750,000	536,500

		Options in Mineral Fusion Natural Brands, LLC		—	—

Copernicus Group One Triangle Drive, Suite 100 P.O. Box 110605 Research Triangle Park, NC 27709	Provider of clinical trial review services	Revolving Line of Credit(4) Senior Secured Term Loan A(4) Senior Subordinated Debt(4) Preferred Stock — Series A		132,771 7,523,944 12,188,822 1,000,000	132,771 7,523,944 11,307,622 799,900

Copperhead Chemical Company, Inc. 2 River Road Tamaqua, PA 18252	Manufacturer of bulk pharmaceuticals	Senior Subordinated Debt(4)(5)		3,781,610	3,781,610

CS Operating, LLC(3) 1260 Brittmoore Road Houston, TX 77043	Provider of maintenance, repair and replacement of HVAC, electrical, plumbing and foundation repair	Revolving Line of Credit(4) Senior Secured Term Loan A(4) Senior Subordinated Debt(4)(5)		195,448 1,624,813 2,672,682	195,448 1,624,813 2,672,682

Custom Direct, Inc.(6) 1802 Fashion Court Joppa, MD 21085	Direct marketer of checks and other financial products and services	Senior Secured Term Loan(4) Junior Secured Term Loan(4)		1,614,297 2,000,000	1,424,459 1,150,000

Dover Saddlery, Inc. 525 Great Road PO Box 1100 Littleton, MA 01460	Equestrian products catalog retailer	Common Stock	<5%	148,200	52,966

Employbridge Holding Company(3)(6) 1040 Crown Pointe Parkway Atlanta, GA 30338	A provider of specialized staffing services	Junior Secured Term Loan(4)		3,000,000	—

			Percentage
Name and Address of	Nature of Its	Title of Securities	of Class	Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Held(1)	Investment	Investment(2)

Encore Legal Solutions, Inc. 10200 Grogan’s	Legal document management services	Junior Secured Term Loan A(4)(5)		$4,020,456	$3,081,250
Mill Road, Suite 350 The Woodlands, TX 77380		Junior Secured Term Loan B(4)(5)		7,390,687	—

		Common Stock	<5%	5,159,567	—

EXL Acquisition Corp. 490 Wanda Park Boulevard Mt. Pleasant, SC 29464	Manufacturer of lab testing supplies	Senior Secured Term Loan A(4) Senior Secured Term Loan B(4)		2,455,202 4,172,027	2,357,602 4,005,427

		Senior Secured Term Loan C(4)		2,565,670	2,462,870

		Senior Secured Term Loan D(4)		6,122,761	6,122,761

		Common Stock — Class A	<5%	2,475	346,739

		Common Stock — Class B(5)	<5%	291,667	297,022

Fairchild Industrial Products, Co.	Manufacturer of industrial controls and	Senior Secured Term Loan A(4)		1,379,347	1,379,347
3920 West Point Blvd. Winston-Salem, NC 27103	power transmission products	Senior Secured Term Loan B(4)		4,329,951	4,329,951

		Senior Subordinated Debt(4)		5,426,216	5,426,216

		Preferred Stock — Class A(5)	<5%	366,297	372,600

		Common Stock — Class B	<5%	121,598	289,300

Fischbein, LLC 151 Walker Road Statesville, NC 28625	Designer and manufacturer of packaging equipment	Senior Subordinated Debt(4)(5) Membership Interest — Class A	>25%	3,553,859 2,800,000	3,541,760 2,984,400

Hudson Products Holdings, Inc.(6) 1307 Soldiers Field Drive Sugar Land, Texas 77479	Manufactures and designs air-cooled heat exchanger equipment	Senior Secured Term Loan(4)		7,241,237	6,773,813

Impact Products, LLC 2840 Centennial Road Toledo, OH 43617	Distributor of janitorial supplies	Junior Secured Term Loan(4)		8,808,494	8,808,494
		Senior Subordinated Debt(4)		5,521,880	5,521,880

KTPS Holdings, LLC P.O. Box 75157 Colorado Springs, CO 80970	Manufacturer and distributor of specialty pet products	Revolving Line of Credit(4) Senior Secured Term Loan A(4)		1,488,972 3,828,779	1,488,972 3,828,779

		Senior Secured Term Loan B(4)		450,967	450,967

		Senior Secured Term Loan C(4)(5)		4,552,975	4,320,875

		Membership Interest — Class A	>5% and <25%	730,020	167,700

		Membership Interest — Common	>5% and <25%	—	—

			Percentage
Name and Address of	Nature of Its	Title of Securities	of Class	Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Held(1)	Investment	Investment(2)

L.A. Spas, Inc. 1311 N. Blue Gum Street Anaheim, CA 92806	Manufacturer of above ground spas	Revolving Line of Credit(4) Senior Secured Term Loan(4) Charge-off cost of impaired loan(7)		$1,175,000 4,092,364 (3,693,230)	$ — — —

		Senior Subordinated Debt(4)(5)		7,907,534	—
		Charge-off of cost of impaired loan(7)		(7,907,534)	—

		Common Stock		188

		Warrants to Purchase Common Stock	<5%	5,000	—

Label Corp Holdings, Inc.(6) 13321 California Street Suite 400 Omaha, NE 68154	Manufacturer of prime labels	Senior Secured Term Loan(4)		6,167,519	5,669,255

LHC Holdings Corp. 601 North Congress Avenue, Suite 424 Delray Beach, FL 33445	Provider of home healthcare services	Senior Secured Term Loan A(4)		3,674,985	3,569,585

		Senior Subordinated Debt(4)		4,523,264	4,523,264

		Membership Interest	<5%	125,000	184,800

Mac & Massey Holdings, LLC 101 Great Southwest Parkway Atlanta, GA 30336	Broker and distributor of ingredients to manufacturers of food products	Senior Subordinated Debt(4)(5) Common Stock	<5%	8,158,201 235,128	8,158,201 382,800

Northwestern Management	Provider of dental	Revolving Line of Credit(4)		117,625	117,625
Services, LLC	services
951 Broken Sound Parkway Suite 185		Senior Secured Term Loan A(4)		5,156,736	5,156,736
Boca Raton, FL 33487		Senior Secured Term Loan B(4)		1,221,357	1,221,357

		Junior Secured Term Loan(4)(5)		2,861,301	2,861,301

		Common Stock	<5%	500,000	465,500

Nupla Corporation 11912 Sheldon Street Sun Valley, CA 91352	Manufacturer and marketer of professional high-grade fiberglass-handled striking and digging tools	Revolving Line of Credit(4) Senior Secured Term Loan A(4) Senior Subordinated Debt(4)(5)		1,081,546 5,105,570 3,142,795	1,081,546 5,105,570 1,105,556

		Preferred Stock Class A(5)	>5% and <25%	564,638	—

		Preferred Stock Class B(5)		1,131,921	—

		Common Stock	>5% and <25%	80,100	—

			Percentage
Name and Address of	Nature of Its	Title of Securities	of Class	Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Held(1)	Investment	Investment(2)

Prince Mineral Company, Inc. One Prince Plaza PO Box 1009 Quincy, IL 62306	Manufacturer of pigments	Junior Secured Term Loan(4) Senior Subordinated Debt(4)(5)		$11,095,875 11,993,822	$10,752,375 11,993,822

Quartermaster, Inc. 17600 Fabrica Way	Retailer of uniforms and tactical equipment to law	Revolving Line of Credit(4)		2,985,955	2,985,955
Cerritos, CA 90703	enforcement and security professionals	Senior Secured Term Loan A(4)		2,495,985	2,495,985

		Senior Secured Term Loan B(4)		2,518,505	2,518,505

		Senior Secured Term Loan C(4)(5)		3,431,302	3,431,302

R-O-M Corporation 6800 East 163rd Street Belton, MO 64012	Manufacturer of doors, ramps and bulk heads for fire trucks and food	Senior Secured Term Loan A(4)		5,993,933	5,696,433
	transportation	Senior Secured Term Loan B(4)		8,255,898	7,845,298

		Senior Subordinated Debt(4)		7,073,185	7,073,185

Sidump’r Trailer Company 53577 Highway 20	Manufacturer of side dump trailers	Revolving Line of Credit(4)		934,432	934,432
Plainview, Nebraska 68769		Senior Secured Term Loan A(4)		2,036,677	1,500,877

		Senior Secured Term Loan B(4)		2,301,926	—

		Senior Secured Term Loan C(4)(5)		2,253,829	—

		Senior Secured Term Loan D		1,700,000	—

		Preferred Stock(5)	<5%	165,730	—

		Common Stock	<5%	25	—

Smart, LLC(3) Raritan Plaza I, 9th Floor Edison, NJ 08837	Provider of tuition management services	Membership Interest — Class B Membership Interest — Class D	>5% and <25%	1,280,403 290,333	— —

			Percentage
Name and Address of	Nature of Its	Title of Securities	of Class	Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Held(1)	Investment	Investment(2)

Sport Helmets Holdings, LLC(3)	Manufacturer of protective headgear	Senior Secured Term Loan A(4)		$4,040,710	$3,759,310
4635 Crossroad Park Drive
Liverpool, NY 13088		Senior Secured Term Loan B(4)		7,370,660	6,856,790

		Senior Subordinated Debt — Series A(4)(5)		7,012,295	6,399,195

		Senior Subordinated Debt — Series B(5)		1,290,324	1,179,025

		Common Stock	>5% and <25%	2,000,000	1,399,000

Total investments				$344,380,927	$283,929,237

(1)	In the case of warrants to purchase equity securities or convertible securities, represents percentage of class of underlying equity securities issuable upon exercise of warrants or upon conversion of convertible securities.

(2)	The fair value of all investments outstanding on June 30, 2009 was determined by our board of directors.

(3)	An affiliate of the listed portfolio company is also a borrower under this investment.

(4)	Pledged as collateral under our Amended Securitization Facility. See Note 4 to Consolidated Financial Statements.

(5)	Amount includes payment-in-kind (PIK) interest or dividends.

(6)	Syndicated investment which has been originated by another financial institution and broadly distributed.

Description of Portfolio Companies

Set forth below is a brief description of each of our portfolio companies as of June 30, 2009.

ADAPCO, Inc. — Sanford, Florida-based ADAPCO, Inc. is a distributor of specialty chemical and contract application services in the vector disease control field.

Aircraft Fasteners International, LLC —Marina Del Ray, California-based Aircraft Fasteners International, LLC is a master stocking distributor specializing in self-locking nuts, threaded inserts, and related high performance hardware for the aerospace, electronics and defense industries.

Allied Defense Group, Inc. — Vienna, Virginia-based Allied Defense Group, Inc. owns and manages a portfolio of defense and security businesses in the following niches: ordnance and manufacturing, environmental security and safety, electronic security, and software training and simulation.

Arrowhead General Insurance Agency, Inc. — San Diego, California-based Arrowhead General Insurance, Inc. is a privately held general insurance agency and program specialist.

Aylward Enterprises, LLC — New Bern, North Carolina-based Aylward Enterprises, LLC is a packaging equipment manufacturer for the pharmaceutical, over the counter products, and nutraceuticals industries. Aylward is widely recognized as the worldwide innovation leader in solid-dosage filling machinery for the bottle and blister formats.

Borga, Inc. — Fowler, California-based Borga, Inc. is a manufacturer of pre-fabricated metal building systems and components for the agricultural, commercial and industrial markets.

Boxercraft Incorporated — Atlanta, Georgia-based Boxercraft International is a leading supplier of specialty apparel, including spiritwear and campus apparel.

Caleel & Hayden, LLC — Denver, Colorado-based Caleel & Hayden serves more than 5,400 dermatologists, cosmetic surgeons, licensed aestheticians, spas and salons domestically and internationally and select specialty retailers in the U.S. The company’s brands include glominerals, mineral fusion, glotherapeutics and glospa, which were developed by C&H and Cellex-C and Lycon Wax, which are sold under exclusive distribution agreements in the United States and select international markets.

Copernicus Group — Research Triangle Park, North Carolina-based Copernicus Group provides protection of the rights and welfare of research subjects through the initial and ongoing review of clinical trials.

Copperhead Chemical Company, Inc. — Tamaqua, Pennsylvania-based Copperhead Chemical Company, Inc. is a manufacturer of nitroglycerin for pharmaceutical products (used in the treatment of angina and congestive heart failure) and a manufacturer of explosive materials for use in propellants, fuel additives and munitions applications.

CS Operating, LLC — Houston, Texas-based CS Operating, LLC is a provider of residential services including foundation repair, HVAC maintenance, repair and replacement and plumbing repair services.

Custom Direct, Inc. — Joppa, Maryland-based Custom Direct, Inc. is a direct marketer of checks and other financial products and services.

Dover Saddlery, Inc. — Littleton, Massachusetts-based Dover Saddlery, Inc. is a supplier of English equestrian saddles, tack and riding apparel, and has the largest English equestrian catalog in the United States. Dover Saddlery, Inc. also serves the equestrian market through retail stores and its website, and has recently expanded into the western riding market through the acquisition of the catalog assets of a western riding catalog company.

Employbridge Holding Company — Atlanta, Georgia-based Employbridge Holding Company is a provider of specialized staffing services.

Encore Legal Solutions, Inc. — Houston, Texas-based Encore Legal Solutions, Inc. offers a variety of outsourcing services to law firms and corporate counsel, including reprographics, document preparation, scanning, coding and indexing, electronic data discovery, on-line document storage, as well as trial consulting and trial exhibit production.

EXL Acquisition Corp. — the holding company of Mount Pleasant, South Carolina-based Environmental Express, Inc., a manufacturer and marketer of consumable environmental lab testing equipment and supplies.

Fairchild Industrial Products, Co. — Winston-Salem, North Carolina-based Fairchild Industrial Products, Co. is a designer and manufacturer of pneumatic and electro-pneumatic industrial control products.

Fischbein, LLC — Statesville, North Carolina-based Fischbein, LLC designs, manufactures and provides bag packaging equipment and complete systems to a worldwide customer base, specific to their applications.

Hudson Products Holdings, Inc. — Sugar Land, Texas-based Judson Products Holdings, Inc. is a manufacturer and designer of air-cooled heat exchanger equipment.

Impact Products, LLC — Toledo, Ohio-based Impact Products, LLC is a manufacturer and distributor of non-chemical cleaning, maintenance and safety products.

KTPS Holdings, LLC — Colorado Springs, Colorado-based KTPS Holdings LLC consists of two operating companies, both of which are leading manufacturers and distributors of specialty pet products. Its operating companies include Ray Allen Manufacturing LLC, a leading manufacturer and direct marketer of canine training equipment and accessories to the working-dog industry; and K&H Manufacturing LLC, a leading manufacturer and distributor of specialty pet products.

L.A. Spas, Inc. — Anaheim, California-based L.A. Spas, Inc. is a designer, manufacturer and marketer of high quality above ground spas, spa supplies and related products.

Label Corp Holdings, Inc. — Omaha, Nebraska-based Label Corp Holdings, Inc. is a manufacturer of prime labels.

LHC Holdings Corp. — Delray Beach, Florida-based LHC Holdings Corp. is a provider of home healthcare services.

Mac & Massey Holdings, LLC — Atlanta, Georgia-based Mac & Massey LLC consists of two operating companies, both of which are leaders in the market for food ingredients. Its operating companies include Macsource LLC, a leading distributor of ingredients to the food manufacturing industry; and Massey-Fair Industrial Inc., a broker of food ingredients.

Northwestern Management Services, LLC — Boca Raton, Florida-based Northwestern Management Services, Inc. (d/b/a “Gentle Dental Group”) is a network of eleven modern, retail-driven, full service general and multi-specialty dental practices. The company provides convenient, high quality general preventative and restorative care, specialty dental services (including endodontic, periodontic, oral and maxillofacial surgery, prosthodontic, pediatric and orthodontic treatment), and cosmetic treatment all within the group’s own facilities.

Nupla Corporation — Sun Valley, California-based Nupla Corporation has been a leading US manufacturer of specialized, industrial-grade striking, digging and cutting tools for over 50 years. Its products include over 1,500 hand tool products, including shovels, rakes, hoes, axes, metal-head hammers and soft-faced hammers, as well as replacement handles for all of these tools.

Prince Mineral Company, Inc. — Quincy, Illinois-based Prince Mineral Company, Inc. is a producer of specialty mineral products with a particular focus on naturally occurring minerals and pigment applications. Prince Mineral Company, Inc. services a variety of industries and its products are used in bricks, cement, glass, steel and numerous other materials.

Quartermaster, Inc. — Cerritos, California-based Quartermaster, Inc. is a direct supplier of uniforms and tactical equipment to law enforcement and security professionals. Quartermaster, Inc. sells its products through its catalog, website, national accounts with security guard companies, two retail stores in Southern California and one retail store in Las Vegas, Nevada.

R-O-M Corporation — Kansas City, Missouri-based R-O-M Corporation is a designer, supplier and manufacturer of innovative niche products for the fire safety and food transportation industries. R-O-M Corporation’s products includes R-O-M Robinson Shutterstm roll-up doors for emergency apparatus and service vehicles; LoadMakertm, Generation IItm and Center ZoneMakertm insulated bulkhead systems for the food service industry; RoadwarrioRtm and SidekicKtm safety walkramp systems for the food distribution industry; and LinksGuardtm security chain closures for building security.

Sidump’r Trailer Company — Plainview, Nebraska-based Sidump’r Trailer Company is a manufacturer of proprietary, patented, bi-directional side dump trailers.

Smart, LLC — Edison, New Jersey-based Smart, LLC is a provider of tuition management services to private schools through out the U.S.

Sport Helmets Holdings, LLC — Liverpool, New York-based Sport Helmets Holdings, LLC is a manufacturer of protective headgear.

MANAGEMENT OF PATRIOT

Patriot’s business and affairs are managed under the direction of its board of directors. Patriot’s board of directors elects our officers, who serve at the discretion of the board of directors.

Day-to-day management of Patriot’s portfolio is the responsibility of its investment committee. As a result, its investment committee must approve the acquisition and disposition of all of its investments. All such actions must be approved by each member of its investment committee at a meeting at which at least a majority of the members of its investment committee is present.

Board of Directors and Executive Officers

Under Patriot’s restated certificate of incorporation, its directors are divided into three classes. Each class of directors holds office for a three-year term. At each annual meeting of its shareholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. This classification of Patriot’s board of directors may have the effect of delaying or preventing a change in control of its management. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Patriot restated certificate of incorporation permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Information regarding Patriot’s board of directors is set forth below. Patriot has divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Patriot Capital Funding as defined in Section 2(a)(19) of the 1940 Act.

Independent Directors

Name	Age	Position	Director Since	Expiration of Term

Mel P. Melsheimer	70	Chairman	2005	2012
Steven Drogin	65	Director	2005	2012
Richard A. Sebastiao	61	Director	2005	2012
Dennis C. O’Dowd	59	Director	2005	2010

Interested Directors

Name	Age	Position	Director Since	Expiration of Term

Richard P. Buckanavage	45	Director, President and Chief Executive Officer	2003	2011
Timothy W. Hassler	40	Director, Chief Investment Officer	2002	2011

The address for each director is c/o Patriot Capital Funding, Inc., 274 Riverside Avenue, Westport, CT 06880.

Executive Directors

Name	Age	Position

Richard P. Buckanavage	45	Director, President and Chief Executive Officer
Timothy W. Hassler	40	Director, Chief Investment Officer
William E. Alvarez, Jr.	56	Executive Vice President, Chief Financial Officer and Secretary
Clifford L. Wells	53	Executive Vice President and Chief Compliance Officer
Matthew R. Colucci	37	Executive Vice President and Managing Director

The address for each executive officer is c/o Patriot Capital Funding, Inc., 274 Riverside Avenue, Westport, CT 06880.

Biographical Information

Independent Directors

Steven Drogin has been a member of Patriot’s board of directors since June 2005. He retired from KPMG LLP in 2003 where he worked for 38 years and served as an audit partner since 1976. From 1992 until he retired, Mr. Drogin was a member of KPMG’s Financial Services Practice. Mr. Drogin is a Certified Public Accountant (“CPA”) and a member of the American Institute of Certified Public Accountants and the New York State Society of CPAs (“NYSSCPA”). He has served on several of NYSSCPA’s committees. From 1990 to 1992, he was the Chairman of the NYSSCPA’s Leasing and Financial Services Companies Committee.

Mel P. Melsheimer has been a member of Patriot’s board of directors since June 2005. Since August 2006, he has served as the chairman of Patriot’s board of directors. Since January 7, 2005, Mr. Melsheimer has been the president and a director of Linkhorn Capital Advisors, Inc., an entity which is a managing member of Masters Capital Nanotechnology, LLC, a venture capital general partner. From February 1997 to December 2004, Mr. Melsheimer served as the president, chief operating officer and chief financial officer of Harris & Harris Group, Inc., a publicly traded business development company. During his tenure at Harris & Harris Group, Mr. Melsheimer also served as the chief compliance officer, the treasurer and a managing director. From March 1994 to February 1997, he served as a consultant to Harris & Harris Group or as an officer and a director to one of its portfolio companies. From November 1992 to February 1994, he served as executive vice president, chief operating officer and secretary of Dairy Holdings, Inc., a privately-held dairy company.

Richard A. Sebastiao has been a member of Patriot’s board of directors since June 2005. In December 1989, he founded RAS Management Advisors, Inc. and its predecessors (“RAS Management”), a crisis management and turnaround firm, and served as its president from such time until January 2008. While president of RAS Management, Mr. Sebastiao also served, on an interim basis, as the chief restructuring officer and/or chief executive officer and a director of several entities which retained RAS Management in connection with their restructurings. In January 2008, he sold substantially all of the assets of RAS Management to RAS Management Advisors, LLC, an entity newly formed by certain former associates of RAS Management to carry on the business formerly conducted by RAS Management, and has served as a consultant to such newly formed entity since such time. Since February 2003, Mr. Sebastiao has also served on the board of directors of ATC Associates, Inc., an environmental consulting firm. From December 2005 until April 2006, he served on the board of directors of CDI Holding Corp., a holding company for a regional chain of drug stores and convenience stores. Mr. Sebastiao is a member of the Turnaround Management Association and the American Bankruptcy Institute.

Dennis C. O’Dowd has been a member of Patriot’s board of directors since June 2005. He has been a financial and business consultant since 1980 and maintains an active portfolio in timber and real estate. From 1983 to 2000, Mr. O’Dowd also served in various capacities, including chief executive officer, of the U.S. branch and related financial and investment companies of Creditanstalt Bankverein, an Austrian-based financial institution, which later merged with Bank Austria. Prior to joining Creditanstalt Bankverein, Mr. O’Dowd worked at Nederlandsche Middenstandsbank from 1979 to 1983, Fidelity Bank from 1977 to 1979 and began his banking career at Chemical Bank in 1970.

Interested Directors

Messrs. Buckanavage and Hassler are interested persons of Patriot under the 1940 Act because they are also officers of Patriot.

Richard P. Buckanavage has been a member of Patriot’s board of directors and Patriot’s president and chief executive officer since 2003. Prior to joining Patriot Capital Funding, Mr. Buckanavage was a managing director and the head of debt sales at GE Capital Markets, Inc. from 1999 to 2003 where he was responsible for all domestic debt syndication and private placement activities. From 1995 to 1999, Mr. Buckanavage was a senior vice president and midwest region manager for Creditanstalt Corporate Finance, Inc. (“CCFI”). During that time, he was also a senior investment officer at Creditanstalt Small Business Investment Corporation (“CSBIC”), CCFI’s private equity unit that originated and managed a portfolio of non-controlling equity investments. CCFI and CSBIC were a “one-stop” capital source that focused on making investments in middle market companies in conjunction with private equity sponsors. In his capacities at CCFI and CSBIC, Mr. Buckanavage managed a portfolio of senior secured loans, subordinated debt and equity investments in excess of $1.2 billion. While at CSBIC, Mr. Buckanavage was also a member of the board of directors of several of CSBIC’s portfolio companies. His professional experience also includes various business development and portfolio management roles in the leveraged finance groups at Bank of America, and Fleet Bank and its predecessors.

Timothy W. Hassler has been a member of Patriot’s board of directors since November 2002. He has served as Patriot’s chief investment officer since March 2008. Prior to such time, he had served as Patriot’s chief operating officer and chief compliance officer since 2003. Prior to joining Patriot Capital Funding, Mr. Hassler was a director in the capital markets division of U.S. Bank National Association and its predecessors from 1999 to 2002. During that time, he focused on originating, structuring and negotiating senior debt and junior capital investments for middle market leveraged transactions in the manufacturing, distribution, and food and agribusiness industries. From 1991 to 1999, Mr. Hassler worked in a middle market lending group of U.S. Bank National Association and its predecessors, where he was a relationship manager for a more than $200 million portfolio of middle market loans outstanding, with over $500 million of commitments. In this capacity, he was responsible for new business development, portfolio management and underwriting. Mr. Hassler began his career in the training program of U.S. Bank National Association and its predecessors in 1990.

Executive Officers

The biographical information for Richard P. Buckanavage, Patriot’s president and chief executive officer, and Timothy W. Hassler, Patriot’s chief investment officer, are set forth above under “— Interested Directors.”

William E. Alvarez, Jr. serves as Patriot’s executive vice president, chief financial officer and secretary. Prior to joining Patriot Capital Funding in December 2004, Mr. Alvarez was an executive financial consultant at Trans-Lux Corporation, a public media and communication company, from February 2003 to December 2004. During that period, he was responsible for operations restructuring, SEC reporting and compliance with the Sarbanes-Oxley Act of 2002. From 2001 to 2003, Mr. Alvarez was employed by Bond Technologies, Inc., a privately-held professional technology consulting services firm, as chief financial officer. From 1998 to 2001, Mr. Alvarez was employed by Dynax Solutions, Inc., a privately-held professional technology consulting services firm, as chief financial officer. Prior to 1998, Mr. Alvarez held financial officer positions with other companies. Mr. Alvarez began his career at Deloitte & Touche LLP where he was primarily responsible for servicing financial services companies. Mr. Alvarez is a Certified Public Accountant.

Clifford L. Wells has served as Patriot’s executive vice president since December 2004 and Patriot’s chief compliance officer since March 2008. He had previously served as Patriot’s chief investment officer from December 2004 until March 2008. Prior to joining Patriot Capital Funding in 2004, Mr. Wells was senior vice president — credit risk/portfolio management at the US branch of Abbey National Treasury Services from 2002 to 2004. In that role, he provided credit analysis for middle market leveraged transactions, managed risks associated with a loan portfolio of distressed assets and provided day-to-day risk management of an oil and natural gas loan portfolio of nearly $1 billion. From 1996 to 2002, Mr. Wells served as senior vice president and northeast/mid-atlantic region manager for Creditanstalt Corporate Finance, Inc., a “one-stop” capital source that focused on making investments in middle market companies in conjunction with private equity sponsors, where he was responsible for all facets of the deal process including sourcing, structuring, closing and managing of senior and junior capital opportunities for middle market cash-flow transactions. He was also involved in implementing appropriate strategies for a portfolio of underperforming investments. His professional background also includes lending positions with Heller Financial, Inc., US West Financial Services, Inc.

and GATX Capital Corporation. He started his career as an auditor with Arthur Andersen & Company. Mr. Wells is a Certified Public Accountant.

Matthew R. Colucci has served as Patriot’s executive vice president since December 2003 and a managing director since April 2006. Prior to joining Patriot Capital Funding in December 2003, Mr. Colucci was a vice president in GE’s Merchant Banking Group (and with its predecessor, Heller Financial, Inc.) from 1998 to 2003. During that period, he was responsible for originating, structuring, underwriting and monitoring both senior and junior capital investments in middle market leveraged transactions. From 1996 to 1998, Mr. Colucci was a senior associate in the Corporate Finance Group of Bayerische Landesbank, a German commercial bank. He began his career in 1994 as a bond analyst for The Aetna Casualty & Surety Company.

Committees of the Board of Directors

The board of directors of Patriot has established an executive committee, an audit committee, a compensation committee, a valuation committee, and a nominating and corporate governance committee. The audit committee, the compensation committee and the nominating and corporate governance committee each operate pursuant to a committee charter. The charter of each committee is available on Patriot’s web site at www.patcapfunding.com in the Corporate Governance section.

The Executive Committee.  The executive committee exercises those rights, powers, and authority that the board of directors from time to time grants to it, except where action by the board is required by statute, an order of the SEC, or Patriot’s restated certificate of incorporation or restated bylaws. The members of the executive committee are Messrs. Buckanavage, Hassler and O’Dowd. The executive committee did not meet during 2008.

The Valuation Committee.  The valuation committee is responsible for reviewing and approving for submission to Patriot’s board of directors, in good faith, the fair value of all of Patriot’s debt and equity securities for which current market values are not readily available. The valuation committee met four times during 2008. The members of the valuation committee are Messrs. O’Dowd, Melsheimer and Sebastiao, each of whom is independent for purposes of the 1940 Act and the NASDAQ Global Select Market corporate governance listing standards. Mr. Sebastiao serves as the chairman of the valuation committee.

The Audit Committee.  The audit committee is responsible for selecting Patriot’s independent accountants, reviewing the plans, scope and results of the audit engagement with Patriot’s independent accountants, reviewing the independence of Patriot’s independent accountants and reviewing the adequacy of its internal accounting controls. The audit committee met five times during 2008. The members of the audit committee are Messrs. Melsheimer, Sebastiao and Drogin, each of whom is independent for purposes of the 1940 Act and the NASDAQ Global Select Market corporate governance listing standards. Mr. Melsheimer serves as the chairman of the audit committee. Patriot’s board of directors has determined that Mr. Melsheimer is an “audit committee financial expert” as defined under SEC rules.

The Compensation Committee.  The compensation committee determines the total compensation of Patriot’s executive officers including the amount of salary and bonus for each of its executive officers. The compensation committee met four times during 2008. The members of the compensation committee are Messrs. Sebastiao, O’Dowd and Drogin, each of whom is independent for purposes of the 1940 Act and the NASDAQ Global Select Market corporate governance listing standards. Mr. O’Dowd serves as the chairman of the compensation committee.

Compensation Committee Interlocks and Insider Participation.  None of the members of the compensation committee are current or former officers or employees of Patriot. None of the members of the compensation committee has any relationship required to be disclosed under this caption under the rules of the SEC.

The Nominating and Corporate Governance Committee.  The nominating and corporate governance committee is responsible for identifying, researching and nominating directors for election by Patriot’s shareholders, selecting nominees to fill vacancies on Patriot’s board of directors or a committee of the board and overseeing the evaluation of the board of directors and Patriot’s management. The nominating and corporate governance committee met once during 2008. In February 2009, the nominating and corporate governance committee met to discuss, among other things, nominating the directors for election by Patriot’s shareholders at this Meeting. The members of the nominating and corporate governance committee are Messrs. Melsheimer, O’Dowd and Drogin, each of whom is independent for purposes of the 1940 Act and the NASDAQ Global Select Market corporate governance listing standards. Mr. Drogin serves as the chairman of the nominating and corporate governance committee.

The nominating and corporate governance committee will consider qualified director nominees recommended by shareholders when such recommendations are submitted in accordance with Patriot’s restated bylaws and any other applicable law, rule or regulation regarding director nominations. Shareholders may submit candidates for nomination for Patriot’s board of directors by writing to: Board of Directors, Patriot Capital Funding, Inc., 274 Riverside Avenue, Westport, CT 06880. When submitting a nomination to Patriot for consideration, a shareholder must provide certain information about each person whom the shareholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment or the person; (iii) the class or series and number of shares of Patriot’s capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the nominating and corporate governance committee considers the following facts:

•	the appropriate size and composition of Patriot’s board of directors;

•	Patriot’s needs with respect to the particular talents and experience of its directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of Patriot’s board of directors;

•	the capacity and desire to serve as a member of Patriot’s board of directors and to represent the balance, best interests of its shareholders as a whole;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic addition of the fresh perspective provided by new members.

The nominating and corporate governance committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the nominating and corporate governance committee may also consider such other factors as it may deem are in Patriot’s best interests and those of its shareholders. The nominating and corporate governance committee also believes it appropriate for certain key members of Patriot’s management to participate as members of the board of directors.

The nominating and corporate governance committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to Patriot’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. If any member of the board of directors does not wish to continue in service or if the nominating and corporate governance committee or the board of directors decides not to re-nominate a member for re-election, the nominating and corporate governance committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the nominating and corporate governance committee and board of directors are polled for suggestions as to individuals meeting the criteria of the nominating and corporate governance committee. Research may also be performed to identify qualified individuals. Patriot have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the board of directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF PATRIOT

Transactions with Related Persons

During 2008, Patriot did not enter into any transactions with related persons that would be required to be disclosed under this caption pursuant to Item 404(a) of Regulation S-K.

Review, Approval or Ratification of Transactions with Related Parties

As required by the NASDAQ Global Select Market corporate governance listing standards, the audit committee of Patriot’s board of directors is required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K). Such requirement is set forth in the audit committee’s charter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF PATRIOT

The following table sets forth, as of July 31, 2009, each shareholder known by Patriot to be the beneficial owner of more than 5% of Patriot’s outstanding shares of common stock, each current director, each nominee for director, Patriot’s named executive officers, and the directors and executive officers as a group. Unless otherwise indicated, Patriot believes that each beneficial owner set forth in the table has sole voting and investment power.

Patriot’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940, or the 1940 Act.

				Dollar Range of
	Number of			Equity Securities
	Shares Owned		Percentage	Beneficially
	Beneficially(1)		of Class(2)	Owned(3)

Shareholders Owning 5% or Greater of the Company’s Outstanding Shares
Compass Group Investments, Ltd.(4) The Belvedere Building 69 Pitts Bay Road Pembroke, Bermuda HM08	1,100,800		5.10%	over $	100,000
Interested Directors:
Richard P. Buckanavage	1,222,679	(5)	5.67%	over $	100,000
Timothy W. Hassler	1,127,679	(5)	5.22%	over $	100,000
Independent Directors:
Steven Drogin	10,693		*		$10,001 - $50,000
Mel P. Melsheimer	16,000		*		$10,001 - $50,000
Dennis C. O’Dowd	4,000		*		$1 - $10,000
Richard A. Sebastiao	17,490		*		$10,001 - $50,000
Executive Officers:
William E. Alvarez, Jr.	197,155	(5)	*	over $	100,000
Matthew R. Colucci	610,052	(5)	2.83%	over $	100,000
Clifford L. Wells	174,572	(5)	*	over $	100,000
All Directors and Executive Officers as a Group (9 in number)(7)	3,380,320	(6)	15.67%

*	Less than 1%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. For purposes of this table, shares of restricted stock, all of which are unvested, have been included since they will all vest in connection with the consummation of the merger.

(2)	Based on a total of 21,584,251 shares of Patriot’s common stock issued and outstanding as of July 31, 2009, which includes 633,750 shares of restricted stock that will vest in connection with the consummation of the merger.

(3)	Wilton Funding Holdings, LLC is the record holder of these shares. Wilton Funding Holdings, LLC is indirectly owned and controlled by Compass Group Investments, Ltd. (“CGI”) (CGI is the successor to Compass Group Investments, Inc., a Bahamas international business company and the original reporting person, which was redomiciled as a Bermuda exempt company in April of 2008). As a result CGI may be deemed to beneficially own the shares held by Wilton Funding Holdings, LLC. Compass Wilton Partners, LP is the sole member of Wilton Funding Holdings, LLC; Concorde Wilton Holdings, LP is the principal limited partner of Compass Wilton Partners, LP; Navco Management, Ltd. (“Navco”) is the general partner of Compass Wilton Partners, LP and Concorde Wilton Holdings, LP; Navco is managed by Thomas Hsu, a director, Peter Antturi, a director and Cora Lee Starzomski, a director; Navco and CGI are wholly owned by Kattegat Limited (“Kattegat”), a Bermuda exempt company; Kattegat Limited is wholly-owned by the

Kattegat Trust (the “Trust”), a Bermuda charitable trust, the trustee of which is Kattegat Private Trustees Limited (the “Trustee”), a Bermuda exempt company; Path Spirit Limited (“Path”), an English company limited by guarantee, is the trust protector for the Trust; the Trustee is wholly owned by the Lund Purpose Trust (“Lund”), a Bermuda purpose trust; the member directors of Path are Axel Karlshoej, Svend Erik Kjærgaard and Arthur Coady; and, as a result, each of Compass Wilton Partners, LP, Concorde Wilton Holdings, LP, Navco, the directors of Navco, Kattegat, the Trust, the Trustee, Path, Lund and the member directors of Path may be deemed to beneficially own the shares of common stock held by Wilton Funding Holdings, LLC. Each of these entities (other than CGI) and individuals disclaim beneficial ownership of the shares of common stock referred to herein, except to the extent of such entity’s pecuniary interest therein.

Information regarding the share ownership was obtained from the Schedule 13G/A filed by Compass Group Investments, Ltd. on April 20, 2009.

(4)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(5)	Includes shares of our common stock issuable upon the exercise of options exercisable within 60 days of July 31, 2009 as follows: Richard P. Buckanavage (910,960 shares), Timothy W. Hassler (901,436 shares), William E. Alvarez, Jr. (142,552 shares), Matthew R. Colucci (464,366 shares) and Clifford L. Wells (131,072 shares).

(6)	Includes 2,550,386 shares of our common stock issuable upon the exercise of options exercisable within 60 days of July 31, 2009.

(7)	The address for all officers and directors is c/o Patriot Capital Funding, Inc., 274 Riverside Avenue, Westport, CT 06880.

BUSINESS OF PROSPECT

General

Prospect is a financial services company that primarily lends and invests in middle market privately-held companies. Prospect is a closed-end investment company that has filed an election to be treated as a business development company under the 1940 Act. Prospect, a Maryland corporation, was organized on April 13, 2004 under the name “Prospect Street Energy Corporation” and it changed its name to “Prospect Energy Corporation” on June 23, 2004. Prospect changed its name again to “Prospect Capital Corporation” in May 2007 and at the same time terminated its policy of investing at least 80% of its net assets in energy companies. While it expects to be less focused on the energy industry in the future, it will continue to have significant holdings in the energy and energy related industries.

Prospect’s headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and its telephone number is (212) 448-0702. Prospect’s investment adviser is Prospect Capital Management LLC.

Prospect’s Investment Objective and Policies

Prospect’s investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. Prospect focuses on making investments in private companies, and many of its investments are in energy companies. Prospect is a non-diversified company within the meaning of the 1940 Act.

Prospect concentrates on making investments in companies having annual revenues of less than $500 million and enterprise values of less than $250 million, which it refers to as “target” or “middle market” companies. In most cases, these middle market companies are privately held or have thinly traded public securities at the time it invests in them.

Prospect seeks to maximize returns and protect risk for its investors by applying rigorous analysis to make and monitor its investments. While the structure of its investments vary, it can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants, and other instruments, many of which generate current yield. Prospect’s investments primarily range between approximately $5 million and $50 million each, although this investment size may vary as the size of its capital base changes.

Prospect is currently pursuing multiple investment opportunities, including purchases of portfolios from private and public companies, as well as originations and secondary purchases of particular securities. There can be no assurance that Prospect will successfully consummate any investment opportunity it is currently pursuing. Motivated sellers, including commercial finance companies, hedge funds, other business development companies, total return swap counterparties, banks, collateralized loan obligation funds, and other entities, are suffering from excess leverage, and Prospect believe it is well positioned to capitalize as potential buyers of such assets at attractive prices. If any of these opportunities are consummated, there can be no assurance that investors will share Prospect’s view of valuation or that any assets acquired will not be subject to future write downs, each of which could have an adverse effect on Prospect’s stock price.

While Prospect’s primary focus is on seeking current income through investment in the debt and/or dividend-paying equity securities of privately held companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, it may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for shareholders. Such investments may include investments in the debt and equity instruments of public companies. Prospect expects that these public companies generally will have debt securities that are non-investment grade. Within this 30% basket, Prospect may also invest in debt and equity securities of middle-market companies located outside of the United States.

Prospect’s investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by Prospect Capital Management to be in its best interest, Prospect may acquire a controlling interest in a portfolio company. Any warrants Prospect receives with its debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, it may achieve additional investment return from this equity interest. Prospect has structured, and will continue to structure, some warrants to include provisions protecting its rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, Prospect obtains registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Prospect plans to hold many of its investments to maturity or repayment, but will sell its investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if it determines a sale of one or more of its investments to be in its best interest.

Prospect has qualified and elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, it generally does not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders as dividends. To continue to qualify as a RIC, it must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment it must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses.

Industry Sectors

To date, Prospect has invested significantly in industrial and energy related companies. However, Prospect continues to widen its strategy focus in other sectors of the economy to diversify its portfolio holdings. The energy industry consists of companies in the direct energy value chain as well as companies that sell products and services to, or acquire products and services from, the direct energy value chain. In this document, all of these companies are referred to as “energy companies” and assets in these companies as “energy assets.” The categories of energy companies in this chain are described below. The direct energy value chain broadly includes upstream businesses, midstream businesses and downstream businesses:

•	Upstream businesses find, develop and extract energy resources, including natural gas, crude oil and coal, which are typically from geological reservoirs found underground or offshore, and agricultural products.

•	Midstream businesses gather, process, refine, store and transmit energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers.

•	Downstream businesses include the power and electricity segment as well as businesses that process, refine, market or distribute hydrocarbons or other energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers.

Ongoing Relationships with Portfolio Companies

Monitoring

Prospect Capital Management monitors Prospect’s portfolio companies on an ongoing basis. Prospect Capital Management will continue to monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.

Prospect Capital Management employs several methods of evaluating and monitoring the performance and value of Prospect’s investments, which may include, but are not limited to, the following:

•	Assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;

•	Regular contact with portfolio company management and, if appropriate, another financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	Attendance at and participation in board meetings of the portfolio company; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

Valuation Process

Prospect’s board of directors has established procedures for the valuation of its investment portfolio. These procedures are detailed below.

Investments for which market quotations are readily available are valued at such market quotations.

Short-term investments that mature in 60 days or less and are viewed as creditworthy, such as U.S. Treasury Bills, are valued at amortized cost, which approximates fair value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase. Short-term securities that mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

For most of Prospect’s investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, Prospect’s board of directors has approved a multi-step valuation process each quarter, as described below:

1) Each portfolio company or investment is reviewed by Prospect’s investment professionals with the independent valuation firm;

2) the independent valuation firm engaged by Prospect’s board of directors conducts independent appraisals and makes their own independent assessment;

3) the audit committee of Prospect’s board of directors reviews and discusses the preliminary valuation of Prospect’s investment adviser and that of the independent valuation firms; and

4) Prospect’s board of directors discusses the valuations and determines the fair value of each investment in its portfolio in good faith based on the input of its investment adviser, the independent valuation firm and the audit committee.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discounts rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that Prospect may take into account in fair value pricing its investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

In September, 2006, the Financial Accounting Standards Board, or FASB, issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”, or FAS 157. FAS 157 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those years. Prospect has adopted this statement on a prospective basis beginning in the quarter ended September 30, 2008. Adoption of this statement did not have a material effect on Prospect’s financial statements for that quarter or for the current quarter ended December 31, 2008.

FAS 157 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by Prospect at the measurement date.

Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Prospect’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The changes to generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, framework for measuring fair value, and the expanded disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by other standards. In accordance with FAS 157, the fair value of Prospect’s investments is defined as the price that it would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

Valuation of Other Financial Assets and Financial Liabilities

In February 2007, FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities — including an amendment of FASB Statement No. 115”. SFAS 159 permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those years. Prospect has adopted this statement on July 1, 2008 and has elected not to value some assets and liabilities at fair value as would be permitted by SFAS 159.

The Investment Adviser

Prospect Capital Management manages Prospect’s investments as its investment adviser. Prospect Capital Management is a Delaware limited liability corporation that has been registered as an investment adviser under the Advisers Act since March 31, 2004. Prospect Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek spend a significant amount of their time in their roles at Prospect Capital Management working on Prospect’s behalf. The principal executive offices of Prospect Capital Management are 10 East 40th Street, 44th Floor, New York, NY 10016. Prospect depends on the diligence, skill and network of business contacts of the senior management of its investment adviser. Prospect also depends, to a significant extent, on its investment adviser’s investment professionals and the information and deal flow generated by those investment professionals in the course of their investment and portfolio management activities. Prospect’s investment adviser’s senior management team evaluates, negotiates, structures, closes, monitors and services its investments. Prospect’s future success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of Prospect’s investment adviser could have a materially adverse effect on its ability to achieve its investment objective. In addition, Prospect can offer no assurance that Prospect Capital Management will remain its investment adviser or that Prospect will continue to have access to its investment professionals or its information and deal flow. Under Prospect’s Investment Advisory Agreement, Prospect pays Prospect Capital Management investment advisory fees, which consist of an annual base management fee based on Prospect’s gross assets as well as a two-part incentive fee based on Prospect’s performance. Mr. Barry currently controls Prospect Capital Management.

As a business development company, Prospect offers, and must provide upon request, managerial assistance to certain of its portfolio companies. This assistance could involve, among other things, monitoring the operations of Prospect’s portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Prospect may receive fees for these services. Such fees would not qualify as “good income” for purposes of the 90% income test that Prospect must meet each year to qualify as a RIC. Prospect Administration provides such managerial assistance on Prospect’s behalf to portfolio companies when Prospect is required to provide this assistance.

Managerial Assistance

As a business development company, Prospect offers, and must provide upon request, managerial assistance to certain of its portfolio companies. This assistance could involve, among other things, monitoring the operations of its portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Prospect may receive fees for these services. Such fees, if received by it, and not other entities, may not always qualify as “good income” for purposes of the 90% income test that it must meet each year to qualify as a RIC. Prospect Administration provides such managerial assistance on its behalf to portfolio companies and is compensated therefore when Prospect is required to provide this assistance.

Business Factors That May Affect Future Results

Factors that may affect future results include, but are not limited to, general economic conditions, interest rates, commodity prices, supply of and demand for particular services or products, the market position of individual companies, the level of competition in regional and global markets, and other factors.

Our Investment Adviser

Prospect Capital Management manages Prospect’s investments as its investment adviser. Prospect Capital Management is a Delaware limited liability corporation that has been registered as an investment adviser under the Investment Advisers Act of 1940, or the Advisers Act, since March 31, 2004. Prospect Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek spend a significant amount of their time in their roles at Prospect Capital Management working on Prospect’s behalf. The principal executive offices of Prospect Capital Management are 10 East 40th Street, 44th Floor, New York, NY 10016. Prospect depends on the diligence, skill and network of business contacts of the senior management of Prospect Capital Management. It also depends, to a significant extent, on Prospect Capital Management’s investment professionals and the information and deal flow generated by those investment professionals in the course of their investment and portfolio management activities. Prospect Capital Management’s senior management team evaluates, negotiates, structures, closes, monitors and services Prospect’s investments. Prospect’s future success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of Prospect Capital Management could have a materially adverse effect on its ability to achieve its investment objective. In addition, Prospect can offer no assurance that Prospect Capital Management will remain its investment adviser or that Prospect will continue to have access to its investment professionals or its information and deal flow.

Investment Advisory Agreement

Terms

Prospect has entered into an investment advisory and management agreement with Prospect Capital Management, or the Investment Advisory Agreement; under which Prospect Capital Management, subject to the overall supervision of Prospect’s board of directors, manages the day-to-day operations of, and provides investment advisory services to, Prospect. Under the terms of the Investment Advisory Agreement, Prospect Capital Management: (i) determines the composition of Prospect’s portfolio, the nature and timing of the changes to its portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments Prospect makes (including performing due diligence on its prospective portfolio companies); and (iii) closes and monitors investments Prospect makes.

Prospect Capital Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to Prospect are not impaired. For providing these services Prospect Capital Management receives a fee from Prospect, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on Prospect’s gross assets (including amounts borrowed). For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of Prospect’s gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately prorated.

The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on Prospect’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that Prospect receives from portfolio companies) accrued during the calendar quarter, minus Prospect’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that Prospect has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Prospect’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).

The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. Prospect pays the investment adviser an income incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate;

•	100.00% of its pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized with a 7.00% annualized hurdle rate); and

•	20.00% of the amount of its pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized with a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the investment adviser, Prospect calculates the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which may be asserted against a portfolio company arising its participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equals the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for Prospect’s calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income (investment income − (base management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no income incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income (investment income − (base management fee + other expenses)) = 2.00%

Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee = 100% × “Catch Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income − 2.1875%)

= (100% × (2.00% − 1.75%)) + 0%

= 100% × 0.25% + 0%

= 0.25%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income (investment income − (base management fee + other expenses)) = 2.30%

Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee = 100% × “Catch Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income − 2.1875%)

= (100% × (2.1875% − 1.75%)) + the greater of 0% AND (20% × (2.30% − 2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

(1)	Represents 7% annualized hurdle rate.

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

Example 2: Capital Gains Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made

•	Year 2: Fair market value (“FMV”) of investment determined to be $22 million

•	Year 3: FMV of investment determined to be $17 million

•	Year 4: Investment sold for $21 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: No impact

•	Year 3: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

•	Year 4: Increase base amount on which the second part of the incentive fee is calculated by $4 million ($1 million of realized capital gain and $3 million reversal in unrealized capital depreciation)

Alternative 2

Assumptions

•	Year 1: $20 million investment made

•	Year 2: FMV of investment determined to be $17 million

•	Year 3: FMV of investment determined to be $17 million

•	Year 4: FMV of investment determined to be $21 million

•	Year 5: FMV of investment determined to be $18 million

•	Year 6: Investment sold for $15 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

•	Year 3: No impact

•	Year 4: Increase base amount on which the second part of the incentive fee is calculated by $3 million (reversal in unrealized capital depreciation)

•	Year 5: Decrease base amount on which the second part of the incentive fee is calculated by $2 million (unrealized capital depreciation)

•	Year 6: Decrease base amount on which the second part of the incentive fee is calculated by $3 million ($5 million of realized capital loss offset by a $2 million reversal in unrealized capital depreciation)

Alternative 3

Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”)

•	Year 2: FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

•	Year 3: Investment A is sold for $23 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

•	Year 3: Increase base amount on which the second part of the incentive fee is calculated by $3 million (realized capital gain on Investment A)

Alternative 4

Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”)

•	Year 2: FMV of Investment A is determined to be $21 million, and FMV of Investment B is determined to be $17 million

•	Year 3: FMV of Investment A is determined to be $18 million, and FMV of Investment B is determined to be $18 million

•	Year 4: FMV of Investment A is determined to be $19 million, and FMV of Investment B is determined to be $21 million

•	Year 5: Investment A is sold for $17 million, and Investment B is sold for $23 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

•	Year 3: Decrease base amount on which the second part of the incentive fee is calculated by $1 million ($2 million in unrealized capital depreciation on Investment A and $1 million recovery in unrealized capital depreciation on Investment B)

•	Year 4: Increase base amount on which the second part of the incentive fee is calculated by $3 million ($1 million recovery in unrealized capital depreciation on Investment A and $2 million recovery in unrealized capital depreciation on Investment B)

•	Year 5: Increase base amount on which the second part of the incentive fee is calculated by $1 million ($3 million realized capital gain on Investment B offset by $3 million realized capital loss on Investment A plus a $1 million reversal in unrealized capital depreciation on Investment A from Year 4).

Duration and Termination

The Investment Advisory Agreement was originally approved by Prospect’s board of directors on June 23, 2004 and was recently re-approved by the Board of Directors on June 17, 2009 for an additional one-year. Unless terminated earlier as described below, it will remain in effect from year to year thereafter if approved annually by Prospect’s Board of Directors or by the affirmative vote of the holders of a majority of its outstanding voting securities, including, in either case, approval by a majority of its directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Prospect for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Capital Management’s services under the Investment Advisory Agreement or otherwise as Prospect’s investment adviser.

Administration Agreement

Prospect has also entered into an Administration Agreement with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for Prospect. For providing these services, Prospect reimburses Prospect Administration for its allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and its allocable portion of the costs of Prospect’s chief compliance officer and chief financial officer and their respective staffs. Under this agreement, Prospect Administration furnishes Prospect with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, Prospect’s required administrative services, which include, among other things, being responsible for the financial records that Prospect is required to maintain and preparing reports to its shareholders and reports filed with the Securities and Exchange Commission, or the SEC. In addition, Prospect Administration assists Prospect in determining and publishing its net asset value, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to its shareholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to Prospect by others. Under the Administration Agreement, Prospect Administration also provides on Prospect’s behalf managerial assistance to those portfolio companies to which Prospect is required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly owned subsidiary of Prospect’s Investment Adviser.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Prospect for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as Prospect’s administrator.

Payment of Prospect’s Expenses

All investment professionals of Prospect Capital Management and its respective staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by Prospect Capital Management. Prospect bears all other costs and expenses of its operations and transactions, including those relating to: organization and offering; calculation of its net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Prospect Capital Management payable to third parties, including agents, consultants or other advisers (such as independent valuation firms, accountants and legal counsel), in monitoring its financial and legal affairs and in monitoring its investments and performing due diligence on its prospective portfolio companies; interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance its investments; offerings of its debt, its preferred shares, its common stock and other securities; investment advisory fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to shareholders, including printing costs; its allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by Prospect, by Prospect Capital Management or by Prospect Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and its allocable portion of the costs of its chief compliance officer and chief financial officer and their respective staffs under the sub-administration agreement, as further described below.

License Agreement

Prospect entered into a license agreement with Prospect Capital Management, pursuant to which Prospect Capital Management agreed to grant it a nonexclusive, royalty free license to use the name “Prospect Capital.” Under this agreement, Prospect has a right to use the Prospect Capital name, for so long as Prospect Capital Management or one of its affiliates remains Prospect’s Investment Adviser. Other than with respect to this limited license, Prospect has no legal right to the Prospect Capital name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with Prospect Capital Management is in effect.

Determination of Net Asset Value

The net asset value per share of Prospect’s outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of its total assets, Prospect will value investments for which market quotations are readily available at such market quotations. Short-term investments which mature in 60 days or less, such as U.S. Treasury bills, are valued at amortized cost, which approximates market value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase. Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

Most of the investments in Prospect’s portfolio do not have market quotations which are readily available, meaning the investments do not have actively traded markets. Debt and equity securities for which market quotations are not readily available are valued with the assistance of an independent valuation service using a documented valuation policy and a valuation process that is consistently applied under the direction of Prospect’s board of directors.

The factors that may be taken into account in valuing such investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, changes in interest rates for similar debt instruments and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material.

As part of the fair valuation process, the independent valuation firm engaged by the board of directors performs a review of each debt and equity investment and provides a range of values for each investment, which, along with management’s valuation recommendations, is reviewed by the audit committee. Management and the independent valuation firm may adjust their preliminary evaluations to reflect comments provided by the audit committee. The audit committee reviews the final valuation report and management’s valuation recommendations and makes a recommendation to the board of directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have included in their evaluation processes. The board of directors then evaluates the audit committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to Prospect’s financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on its financial statements.

Furthermore, in September 2006, the Financial Accounting Standards Board (“FASB”) issued a new pronouncement addressing fair value measurements, Statement of Financial Accounting Standards Number 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 becomes effective for fiscal years beginning after November 15, 2007; therefore, its first applicability to Prospect will be for its upcoming fiscal year beginning July 1, 2008. Prospect does not believe that the adoption of SFAS 157 will materially impact the amounts reported in its financial statements, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements reported to changes in net assets for a fiscal period.

Dividend Reinvestment Plan

Prospect has adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its shareholders, unless a shareholder elects to receive cash as provided below. As a result, when its board of directors authorizes, and Prospect declares, a cash dividend, then its shareholders who have not “opted out” of its dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of its common stock, rather than receiving the cash dividends.

No action is required on the part of a registered shareholder to have their cash dividend reinvested in shares of its common stock. A registered shareholder may elect to receive an entire dividend in cash by notifying the plan administrator and Prospect’s transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to shareholders. The plan administrator sets up an account for shares acquired through the plan for each shareholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a shareholder participating in the plan, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of Prospect’s common stock and a check for any fractional share. Such request by a shareholder must be received three days prior to the dividend payable date in order for that dividend to be paid in cash. If such request is received less than three days prior to the dividend payable date, then the dividends are reinvested and shares are repurchased for the shareholder’s account; however, future dividends are paid out in cash on all balances. Those shareholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

Prospect primarily uses newly issued shares to implement the plan, whether its shares are trading at a premium or at a discount to net asset value. However, Prospect reserves the right to purchase shares in the open market in connection with its implementation of the plan. The number of shares to be issued to a shareholder is determined by dividing the total dollar amount of the dividend payable to such shareholder by the market price per share of its common stock at the close of regular trading on The NASDAQ Global Market on the valuation date for such dividend. If Prospect uses newly-issued shares to implement the plan, the valuation date will not be earlier than the last day that shareholders have the right to elect to receive cash in lieu of shares. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of Prospect’s common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of its shareholders have been tabulated.

There are no brokerage charges or other charges to shareholders who participate in the plan. The plan administrator’s fees under the plan are paid by Prospect. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Shareholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their dividends in cash. A shareholder’s basis for determining gain or loss upon the sale of stock received in a dividend from Prospect will be equal to the total dollar amount of the dividend payable to the shareholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at (888) 888-0313.

The plan may be terminated by Prospect upon notice in writing mailed to each participant at least 30 days prior to any payable date for the payment of any dividend by Prospect. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10007 or by telephone at (718) 921-8200.

Shareholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in Prospect’s dividend reinvestment plan. Such holders of Prospect’s stock may not be identified as its registered shareholders with the plan administrator and may not automatically have their cash dividend reinvested in shares of its common stock by the administrator.

Tax Considerations

Election to be Taxed as a RIC

As a business development company, Prospect has qualified and elected to be treated as a RIC under Subchapter M of the Code. As a RIC, Prospect generally is not subject to corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders as dividends. To qualify as a RIC, Prospect must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, Prospect must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

Qualification and Taxation as a RIC

In order to qualify as a RIC for federal income tax purposes, Prospect must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to its business of investing in such stock or securities and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or the 90% Income Test;

•	diversify its holdings so that at the end of each quarter of the taxable year: at least 50% of the value of its assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of its assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•	diversify its holdings so that no more than 25% of the value of its assets are invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by Prospect and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships”, or the Diversification Tests.

To the extent that Prospect invests in entities treated as partnerships for federal income tax purposes (other than a “qualified publicly traded partnership”), it generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by Prospect directly. In addition, Prospect generally must take into account its proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which it is a partner for purposes of the Diversification Tests.

In order to meet the 90% Income Test, Prospect may establish one or more special purpose corporations to hold assets from which it does not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any such special purpose corporation would generally be subject to U.S. federal income tax, and could result in a reduced after-tax yield on the portion of its assets held there.

Provided that Prospect qualifies as a RIC and satisfies the Annual Distribution Requirement, it will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) that it timely distributes to shareholders. Prospect will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to its shareholders.

Prospect will be subject to a 4% non-deductible federal excise tax on certain undistributed income of RICs unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years. Prospect currently intends to make sufficient distributions each taxable year such that it will not be subject to federal income or excise taxes on its net income.

Prospect may be required to recognize taxable income in circumstances in which it does not receive cash. For example, if it holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), it must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by Prospect in the same taxable year. Because any original issue discount accrued will be included in its investment company taxable income for the year of accrual, Prospect may be required to make a distribution to its shareholders in order to satisfy the Annual Distribution Requirement, even though it will not have received any corresponding cash amount.

Gain or loss realized by Prospect from warrants acquired by it as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long it held a particular warrant.

Although Prospect does not presently expect to do so, it is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, it is not permitted to make distributions to its shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, its ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its status as a RIC, including the Diversification Tests. If Prospect disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, it may make such dispositions at times that, from an investment standpoint, are not advantageous.

If Prospect fails to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, it will be subject to tax in that year on all of its taxable income, regardless of whether it makes any distributions to its shareholders. In that case, all of such income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to its shareholders. See “Failure to Obtain RIC Tax Treatment” below. In contrast, assuming Prospect qualifies as a RIC, its corporate-level federal income tax should be substantially reduced or eliminated.

Certain of Prospect’s investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause it to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. Prospect will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

To the extent that Prospect invests in equity securities of entities that are treated as partnerships for federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether the partnership is a “qualified publicly traded partnership” or not. If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests, as described above. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to Prospect. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect Prospect’s qualification as a RIC. Prospect intends to monitor its investments in equity securities of entities that are treated as partnerships for federal income tax purposes to prevent its disqualification as a RIC.

Prospect may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to re-characterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring Prospect to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Failure to Obtain RIC Tax Treatment

If Prospect were unable to obtain tax treatment as a RIC, it would be subject to tax on all of its taxable income at regular corporate rates. Prospect would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions would generally be taxable to its shareholders as ordinary dividend income eligible for the 15% maximum rate to the extent of its current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of its current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.

Regulation as a Business Development Company

General

Prospect is a closed-end, non-diversified investment company that has filed an election to be treated as a business development company under the 1940 Act and has elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that it may not change the nature of its business so as to cease to be, or to withdraw our election it, a business development company unless approved by a majority of its outstanding voting securities.

Prospect may invest up to 100% of its assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, it may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Prospect’s intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of its portfolio companies, except that it may enter into hedging transactions to manage the risks associated with interest rate and other market fluctuations. However, in connection with an investment or acquisition financing of a portfolio company, it may purchase or otherwise receive warrants to purchase the common stock of the portfolio companies. Similarly, in connection with an acquisition, Prospect may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. Prospect also does not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, it generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of its total assets in the securities of one investment company or invest more than 10% of the value of its total assets in the securities of more than one investment company. With regard to that portion of its portfolio invested in securities issued by investment companies, it should be noted that such investments might subject Prospect’s shareholders to additional expenses. None of these policies are fundamental and may be changed without shareholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to Prospect’s business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An “eligible portfolio company” is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

1. does not have any class of securities with respect to which a broker or dealer may extend margin credit;

2. is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

3. is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company which Prospect controls.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing agreements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and Prospect already owns 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, Prospect’s investments may consist of cash, cash equivalents, including money market funds, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which Prospect refers to, collectively, as temporary investments, so that 70% of its assets are qualifying assets. Typically, it will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of Prospect’s assets that may be invested in such repurchase agreements. However, if more than 25% of its total assets constitute repurchase agreements from a single counterparty, it would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, Prospect does not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Prospect’s investment adviser will monitor the creditworthiness of the counterparties with which it enters into repurchase agreement transactions.

Senior Securities

Prospect is permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to its common stock if its asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, it must make provisions to prohibit any distribution to its shareholders or the repurchase of such securities or shares unless it meets the applicable asset coverage ratios at the time of the distribution or repurchase. Prospect may also borrow amounts up to 5% of the value of its total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors.”

Investment Concentration

Prospect’s investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. While it is diversifying the portfolio, many of its existing investments are in the energy and energy related industries.

Compliance Policies and Procedures

Prospect and its investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Brian H. Oswald serves as its Chief Compliance Officer.

Proxy Voting Policies and Procedures

Prospect has delegated its proxy voting responsibility to Prospect Capital Management. The guidelines are reviewed periodically by Prospect Capital Management and if required, its independent directors, and, accordingly, are subject to change. As an investment adviser registered under the Advisers Act, Prospect Capital Management has a fiduciary duty to act in the best interests of its clients. As part of this duty, Prospect Capital Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

Shareholders may obtain information about how Prospect Capital Management voted proxies on Prospect’s behalf by making a written request for proxy voting information to: Chief Compliance Officer, Prospect Capital Management LLC, 10 East 40th Street, 44th Floor, New York, NY 10016.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies. In addition to Prospect’s Chief Executive and Chief Financial Officers’ required certifications as to the accuracy of its financial reporting, it is also required to disclose the effectiveness of its disclosure controls and procedures as well as report on its assessment of its internal controls over financial reporting, the latter of which must be audited by its independent registered public accounting firm.

The Sarbanes-Oxley Act also requires Prospect to continually review its policies and procedures to ensure that it remains in compliance with all rules promulgated under the Act.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF PROSPECT

(All figures in this item are in thousands except share, per share and other data)

The following discussion should be read in conjunction with the consolidated financial statements and notes thereto appearing elsewhere in this document. Historical results set forth are not necessarily indicative of our future financial position and results of operations.

Note on Forward Looking Statements

Some of the statements in this report constitute forward-looking statements, which relate to future events or Prospect’s future performance or financial condition. The forward-looking statements contained herein involve risks and uncertainties, including statements as to:

•	Prospect’s future operating results;

•	Prospect’s business prospects and the prospects of our portfolio companies;

•	the impact of investments that Prospect expects to make;

•	Prospect’s contractual arrangements and relationships with third parties;

•	the dependence of Prospect’s future success on the general economy and its impact on the industries in which it invests;

•	the ability of Prospect’s portfolio companies to achieve their objectives;

•	Prospect’s expected financings and investments;

•	the adequacy of Prospect’s cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of Prospect’s portfolio companies.

Prospect generally uses words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Prospect’s actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this report.

Prospect has based the forward-looking statements included in this report on information available to it on the date of this report, and it assumes no obligation to update any such forward-looking statements. Although it undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that it in the future may file with the Securities and Exchange Commission (“SEC”), including any annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Market Conditions

In 2008 and early 2009, the financial services industry has been negatively affected by turmoil in the global capital markets. What began in 2007 as a deterioration of credit quality in subprime residential mortgages has spread rapidly to other credit markets. Market liquidity and credit quality conditions are significantly weaker today than two years ago.

Prospect believes that it is well positioned to navigate through these adverse market conditions. As a business development company, it is limited to a maximum 1 to 1 debt to equity ratio, and as of March 31, 2009, Prospect’s debt to equity ratio was 0.31 to 1. As of March 31, 2009, it has borrowed $137,567 against its credit facility with Rabobank Nederland. The revolving period for this facility continues until June 6, 2009, with a term out maturity on June 6, 2010, and it expects to enter into a new extended facility prior to this date. While it is optimistic, it cannot guarantee the completion of such extension.

Prospect also continues to generate liquidity through public stock offerings and the realization of portfolio investments. On March 19, 2009, April 27, 2009, May 26, 2009 and July 7, 2009 Prospect completed public stock offerings for 1.5 million shares, 3.68 million shares, 7.763 million shares and 5.175 million shares, of our common stock at $8.20 per share, $7.75 per share, $8.25 per share, and $9.00 per share raising $12,300, $28,520, $64,041 and $46,575 of gross proceeds, respectively. On August 20, 2009, Prospect completed an unregistered direct stock offering to certain institutional investors for approximately 3.45 million shares at $8.50 per share raising $29,322 million in gross proceeds.

Prospect’s loan to Diamondback Operating L.P. was repaid in January 2009. As is typical for Prospect’s portfolio, Prospect currently has investments in various stages in the exit process that continue to draw interest from prospective buyers.

Critical Accounting Policies and Estimates

Prospect’s discussion and analysis of its financial condition and results of operations are based upon its financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, Prospect’s critical accounting policies are further described in the notes to the financial statements.

Basis of Consolidation

Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X, and the American Institute of Certified Public Accountants’ Audit and Accounting Guide for Investment Companies, Prospect is precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to Prospect. Prospect’s March 31, 2009, June 30, 2008, and March 31, 2008 financial statements include its accounts and the accounts of Prospect Capital Funding, LLC, its only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investment Classification

Prospect is a non-diversified company within the meaning of the 1940 Act. It classifies its investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

Investments are recognized when Prospect assumes an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when it assumes an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, Prospect records all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as Receivables for investments sold and Payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Valuation

Prospect’s Board of Directors has established procedures for the valuation of its investment portfolio. These procedures are detailed below.

Investments for which market quotations are readily available are valued at such market quotations.

For most of Prospect’s investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, Prospect’s Board of Directors has approved a multi-step valuation process each quarter, as described below:

1) each portfolio company or investment is reviewed by Prospect’s investment professionals with the independent valuation firm;

2) the independent valuation firm engaged by Prospect’s board of directors conducts independent appraisals and makes their own independent assessment;

3) the audit committee of Prospect’s board of directors reviews and discusses the preliminary valuation of Prospect’s Investment Adviser and that of the independent valuation firm; and

4) the board of directors discusses the valuations and determines the fair value of each investment in Prospect’s portfolio in good faith based on the input of Prospect’s investment adviser, the independent valuation firm and the audit committee.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that Prospect may take into account in fair value pricing its investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

In September, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those years. Prospect has adopted this statement on a prospective basis beginning in the quarter ended September 30, 2008. Adoption of this statement did not have a material effect on Prospect’s financial.

FAS 157 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by Prospect at the measurement date.

Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Prospect’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

The changes to generally accepted accounting principles from the application of FAS 157 relate to the definition of fair value, framework for measuring fair value, and the expanded disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by other standards.

In accordance with FAS 157, the fair value of Prospect’s investments is defined as the price that it would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

Revenue Recognition

Realized gains or losses on the sale of investments are calculated using the specific identification method.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.

Dividend income is recorded on the ex-dividend date.

Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

Loans are placed on non-accrual status when principal or interest payments are past due 90 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current. At March 31, 2009, four loan investments were on non-accrual status: Appalachian Energy Holdings LLC (“AEH”), Integrated Contract Services, Inc. (“Integrated” or “ICS”), Wind River Resources Corp. and Wind River II Corp. (“Wind River”), and Change Clean Energy, Inc. f/k/a Worcester Energy Partners, Inc., Worcester Energy Co., Inc., (“WECO”) and Biochips LLC (collectively “Biomass”). The loan principal of these loans amounted to $69,491 at March 31, 2009.

Introduction

Prospect is a financial services company that primarily lends and invests in middle market, privately-held companies. It is a closed-end investment company that has filed an election to be treated as a business development company under the 1940 Act. It invests primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, project financing and recapitalization. It works with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

Prospect seeks to be a long-term investor with its portfolio companies. Since the fiscal year ended June 30, 2007, it has invested primarily in industries related to the industrial/energy economy. Since then, it has widened its strategy to focus in other sectors of the economy and continue to diversify its portfolio holdings.

Statement of Assets and Liabilities Overview

During the nine months ended March 31, 2009, net assets have increased by $14,401 from $429,623 as of June 30, 2008 to $444,024 as of March 31, 2009. This net increase in assets resulted from a $35,853 increase from operations and $15,067 from capital share transactions, offset by $36,519 in dividends declared to Prospect’s shareholders. During this nine-month period it recognized net investment income of $47,182, net realized gains on investments of $1,661 and a decrease in net assets due to changes in unrealized appreciation/depreciation of investments of $12,990. The result was the $35,853 increase in net assets resulting from operations.

The aggregate fair value of Prospect’s portfolio investments was $555,041 and $497,530 as of March 31, 2009 and June 30, 2008, respectively. During the nine months ended March 31, 2009, Prospect’s net cost of investments increased by $70,501, or 14.2%, as it invested in three new investments and follow-on investments while it sold one investment, received repayment on another two investments, and settled the net profit interests on a third investment. This increased level of investment was financed primarily by increased borrowings on Prospect’s credit facility. At March 31, 2009, it was invested in 31 long-term portfolio investments (including a net profits interest remaining in Charlevoix).

Investment Activity

During the nine months ended March 31, 2009, Prospect completed three new investments and several follow-on investments in existing portfolio companies, totaling approximately $89,052. The more significant of these investments are described briefly in the following:

On August 1, 2008, it provided $7,400 in debt financing to Castro Cheese Company, Inc. (“Castro”), based in Houston, Texas. Castro is a leading manufacturer, marketer and distributor of Hispanic cheeses and creams.

On August 4, 2008, it provided $15,000 in debt financing to support the take-private acquisition of the TriZetto Group (“TriZetto”). TriZetto is a leading healthcare information technology company.

On August 21, 2008, it provided a $26,000 senior secured debt financing and co-invested $2,300 in equity alongside Great Point Partners, LLC (“Great Point”) in its growth recapitalization of BNN Holdings Corp. d/b/a Biotronic NeuroNetwork (“Biotronic”), based in Ann Arbor, Michigan. Biotronic is the largest independent national provider of intra-operative neurophysiological monitoring services.

On July 23, 2008, September 8, 2008, and November 7, 2008, and January 21, 2009,it made follow-on secured debt investments of $400, $2,700, and $2,900, and $1,500, respectively in Iron Horse Coiled Tubing, Inc. (“Iron Horse”) in support of the build out of additional equipment.

On December 10, 2008 it made a follow-on investment of $5,000 in Gas Solutions Holdings, Inc. (“GSHI” or “Gas Solutions”) for the repayment of third-party bank senior credit facility.

During the nine months ended March 31, 2009, it closed-out three positions which are briefly described below.

On July 3, 2008, it exercised its warrant for 4,960,585 shares of common stock in Deep Down, Inc. As permitted by the terms of the warrant, it elected to make this exercise on a cashless basis entitling us to 2,618,129 common shares. On August 1, 2008, it sold all the shares acquired receiving $1,649 of net proceeds.

On August 27, 2008, R-V Industries, Inc. (“R-V”) repaid the $7,526 debt outstanding to Prospect.

On January 21, 2009, Diamondback repaid the $9,200 debt outstanding to Prospect. Prospect continues to hold net profit interests on this investment.

On September 30, 2008, Prospect settled its net profits interests (“NPIs”) in IEC Systems LP (“IEC”) and Advanced Rig Services LLC (“ARS”) with the companies for a combined $12,576. IEC and ARS originally issued the NPIs to Prospect when it loaned a combined $25,600 to IEC and ARS on November 20, 2007. In conjunction with the NPI realization, it simultaneously reinvested the $12,576 as incremental senior secured debt in IEC and ARS. The incremental debt will amortize over the period ending November 20, 2010.

The following is a quarter-by-quarter summary of our investment activity:

Quarter-End	Acquisitions(1)	Dispositions(2)

March 31, 2009	$6,356	$10,782
December 31, 2008	13,564	2,128
September 30, 2008	70,456	10,949
June 30, 2008	118,913	61,148
March 31, 2008	31,794	28,891
December 31, 2007	120,846	19,223
September 30, 2007	40,394	17,949
June 30, 2007	130,345	9,857
March 31, 2007	19,701	7,731
December 31, 2006	62,679	17,796
September 30, 2006	24,677	2,781
June 30, 2006	42,783	5,752
March 31, 2006	15,732	901
December 31, 2005	—	3,523
September 30, 2005	25,342	—
June 30, 2005	17,544	—
March 31, 2005	7,332	—
December 31, 2004	23,771	32,083
September 30, 2004	30,371	—

Since inception	$802,600	$231,494

(1)	Includes new deals, additional fundings, refinancings and PIK interest.

(2)	Includes scheduled principal payments, prepayments and refinancings.

Investment Holdings

As of March 31, 2009, Prospect continues to pursue its investment strategy. Despite its name change to “Prospect Capital Corporation” and the termination of Prospect’s policy to invest at least 80% of its net assets in energy companies in May 2007, it currently has a concentration of investments in companies in the energy and energy related industries. Some of the companies in which it invests have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective or the value of Prospect’s investment in them may decline substantially or fall to zero.

Prospect’s portfolio had an annualized current yield of 15.1% and 16.8% across all its long-term debt and certain equity investments as of March 31, 2009 and March 31, 2008, respectively. This yield includes interest from all of its long-term investments as well as dividends from GSHI and NRG Manufacturing, Inc. (“NRG”). The 1.7% decrease is primarily due to non-accrual loans. For the three months ended March 31, 2009, total foregone interest related to loans on non-accrual status was $3,940. As of March 31, 2009, Prospect reversed $322 of interest income recognized in prior periods related to AEH and Wind River. It expects the current yield to continue to decline over time as it increases the size of the portfolio. Monetization of other equity positions that it holds is not included in this yield calculation. In each of Prospect’s portfolio companies, it holds equity positions, ranging from minority interests to majority stakes, which it expects over time to contribute to its investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by Prospect’s cash flow and collateral debt protections.

As of March 31, 2009, Prospect owns controlling interests in Ajax Rolled Ring & Machine (“Ajax”), C&J Cladding, LLC (“C&J”), GSHI, Integrated, Iron Horse, NRG, R-V, CCEI, and Yatesville. Prospect also owns affiliated interests in Appalachian Energy Holdings, LLC (“AEH”) and Biotronic.

The following is a summary of Prospect’s investment portfolio by level of control:

	March 31, 2009		June 30, 2008
	Fair	Percent of	Fair	Percent of
Level of Control	Value	Portfolio	Value	Portfolio

Control	$220,263	37.1%	$205,827	38.8%
Affiliate	30,819	5.2%	6,043	1.2%
Non-control/Non-affiliate	303,959	51.1%	285,660	53.8%
Money Market Funds	39,254	6.6%	33,000	6.2%

Total Portfolio	$594,295	100.0%	$530,530	100.0%

The following is Prospect’s investment portfolio presented by type of investment at March 31, 2009 and June 30, 2008, respectively:

	March 31, 2009		June 30, 2008
	Fair	Percent of	Fair	Percent of
Type of Investment	Value	Portfolio	Value	Portfolio

Money Market Funds	$39,254	6.6%	$33,000	6.2%
Senior Secured Debt	231,782	39.0%	199,946	37.7%
Subordinated Secured Debt	199,072	33.5%	219,623	41.4%
Subordinated Unsecured Debt	15,095	2.5%	—	0.0%
Preferred Stock	4,705	0.8%	7,707	1.4%
Common Stock	88,341	14.9%	58,312	11.0%
Membership Interests	7,576	1.3%	3,000	0.6%
Net Profit Interests	456	0.1%	—	0.0%
Warrants	8,014	1.3%	8,942	1.7%

Total Portfolio	$594,295	100.0%	$530,530	100.0%

The following is Prospect’s investment portfolio presented by geographic location of the investment at March 31, 2009 and June 30, 2008, respectively:

	March 31, 2009		June 30, 2008
	Fair	Percent of	Fair	Percent of
Geographic Exposure	Value	Portfolio	Value	Portfolio

Canada	$16,765	2.8%	$11,182	2.1%
Midwest US	81,271	13.7%	47,869	9.0%
Northeast US	41,194	6.9%	68,468	12.9%
Southeast US	115,750	19.5%	128,512	24.2%
Southwest US	254,023	42.7%	211,177	39.9%
Western US	46,038	7.8%	30,322	5.7%
Money Market Funds	39,254	6.6%	33,000	6.2%

Total Portfolio	$594,295	100.0%	$530,530	100.0%

The following is Prospect’s investment portfolio presented by industry sector of the investment at March 31, 2009 and June 30, 2008, respectively:

	March 31, 2009		June 30, 2008
	Fair	Percent of	Fair	Percent of
Industry Sector	Value	Portfolio	Value	Portfolio

Biomass Power	$6,000	1.0%	$15,580	2.9%
Construction Services	2,483	0.4%	6,043	1.1%
Contracting	5,000	0.8%	5,000	0.9%
Financial Services	21,839	3.7%	23,699	4.5%
Food Products	29,385	5.0%	19,351	3.7%
Gas Gathering and Processing	85,186	14.3%	61,542	11.6%
Healthcare	57,587	9.7%	13,752	2.6%
Manufacturing	100,684	16.9%	109,542	20.7%
Metal Services	9,472	1.6%	6,829	1.3%
Mining and Coal Production	25,848	4.4%	25,726	4.9%
Oil and Gas Production	105,471	17.8%	112,850	21.3%
Oilfield Fabrication	36,515	6.2%	24,854	4.7%
Pharmaceuticals	10,250	1.7%	11,523	2.2%
Production Services	16,765	2.8%	14,038	2.6%
Retail	5,466	0.9%	13,428	2.5%
Shipping Vessels	7,151	1.2%	6,804	1.3%
Specialty Minerals	18,439	3.1%	15,632	2.9%
Technical Services	11,500	1.9%	11,337	2.1%
Money Market Funds	39,254	6.6%	33,000	6.2%

Total Portfolio	$594,295	100.0%	$530,530	100.0%

Investment Valuation

In determining the fair value of Prospect’s portfolio investments at March 31, 2009, the audit committee considered valuations from the independent valuation firm and from management having an aggregate range of $512,598 to $583,857, excluding money market investments.

In determining the range of value for debt instruments, management and the independent valuation firm generally shadow rated the investment and then based upon the range of ratings, determined appropriate yields to maturity for a loan rated as such. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, yielding the ranges. For equity investments, the enterprise value was determined by applying EBITDA multiples for similar recent investment sales. For stressed equity investments, a liquidation analysis was prepared.

The board of directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties and comparable multiples for recent sales of companies within the industry. The composite of all these analysis, applied to each investment, was a total valuation of $555,041, excluding money market investments.

Prospect’s investments are generally lower middle market companies, outside of the financial sector, with less than $30,000 of annual EBITDA. Prospect believes its market has experienced less volatility than others because it believes there are more buy and hold investors who own these less liquid investments. In addition, the middle market relies on less leverage than the large capitalization marketplace, which it believes will result in less financial distress.

During the fiscal year ended June 30, 2008 and continuing through March 31, 2009, several general economic factors have occurred which have affected the valuation of Prospect’s investment portfolio.

Generally, interest rates offered on loans similar to those that Prospect has originated have changed since its investments were consummated. While Prospect does not believe that there has been any diminution of credit quality, general changes in current interest rates would affect the price for which it could sell these assets and it have adjusted our fair value of these assets to reflect such changes. During the nine months ended March 31, 2009, we has adjusted the value of twelve debt investments based upon such general changes in market interest rates including: Biotronic, C&J, Castro, Freedom Marine Services LLC, H&M Oil & Gas, LLC, Maverick Healthcare, LLC, Qualitest Pharmaceuticals, Inc. (“Qualitest”), Regional Management Corp. (“RMC”), Resco Products, Inc. (“Resco”), Shearer’s Foods, Inc., Stryker Energy, LLC, and TriZetto.

Five debt investments were made to companies that are not performing in line with budget expectations as of March 31, 2009. For these investments (AEH, Conquest Cherokee, LLC, Deb Shops, Inc. (“Deb Shops”), Iron Horse, and Wind River Resources Corp. and Wind River II Corp.) Prospect expects full recovery. It used higher market interest rates to take into account the increased credit risk and general changes in current interest rates for similar assets to determine their fair value.

Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in Prospect’s looking to recoveries on sales of assets rather than the enterprise value of the investment. Several control assets in Prospect’s portfolio are under enhanced scrutiny by its senior management and its board of directors and are discussed below.

Gas Solutions Holdings, Inc.

GSHI is an investment that Prospect made in September 2004 and owns 100% of the equity. GSHI is a midstream gathering and processing business located in East Texas. GSHI has improved its operations and it has experienced an increase in revenue, gross margin, and EBITDA (the latter two metrics on both an absolute and a percentage of revenues basis) over the past four years.

During the past year, Prospect has been in discussions with multiple interested purchasers for Gas Solutions. While Prospect wishes to unlock the value in Gas Solutions, it does not wish to enter into any agreement at any time that does not recognize the long term value it sees in Gas Solutions. As a well hedged midstream asset, which will generate predictable and consistent cash flows to it, Gas Solutions is a valuable asset that Prospect wishes to sell at a value-maximizing price, or not at all. Prospect continues discussions with interested parties, but has a patient approach toward the process. In addition, a sale of the assets, rather than the stock of GSHI, might result in a significant tax liability at the GSHI level which will need to be paid prior to any distribution to us.

In late March 2008, Royal Bank of Canada provided a $38,000 term loan to Gas Solutions II Ltd, a wholly owned subsidiary of GSHI, the proceeds of which were used to refinance all of Citibank’s approximately $8,000 of outstanding senior secured debt as well as to make a $30,000 cash distribution to GSHI. Prospect had non-recourse access to this cash at GSHI. In December 2008, it lent an additional $5,000 to GSHI which enabled the company to repay the loan to the Royal Bank of Canada. Upon repayment, Prospect now holds a first lien position in GSHI, improving its leverage position with its lender.

In early May 2008, Gas Solutions II Ltd purchased a series of propane puts at $0.10 out of the money and at prices of $1.53 per gallon and $1.394 per gallon covering the periods May 1, 2008 through April 30, 2009 and May 1, 2009 through April 30, 2010, respectively. These hedges have been executed at close to the highest historical market propane prices ever achieved. Such hedges preserve the upside of Gas Solutions II Ltd to benefit from potential future changes in commodity prices. GSHI has generated approximately $26,172 of EBITDA for the fiscal year ending December 31, 2008, an increase of 67.1% from the 2007 results.

In determining the value of GSHI, Prospect has utilized several valuation techniques to determine the value of the investment. These techniques offer a wide range of values. Prospect’s Board of Directors has determined the value to be $85,186 for its debt and equity positions at March 31, 2009 based upon a combination of a discounted cash flow analysis, a public comparables analysis and review of recent indications of interest. GSHI is valued $55,164 above its amortized cost at March 31, 2009, compared to the $36,321 unrealized gain recorded at June 30, 2008.

Integrated Contract Services, Inc.

Prospect’s investment in ICS is under enhanced review by its senior management team due to existing payment and covenant defaults under the contracts governing these investments. Prior to January 2009, ICS owned the assets of ESA Environmental Specialists, Inc. (“ESA”), and 100% of the stock of The Healing Staff (“THS”). ESA originally defaulted under Prospect’s contract governing its investment in ESA, prompting it to commence foreclosure actions with respect to certain ESA assets in respect of which it has a priority lien. In response to Prospect’s actions, ESA filed voluntarily for reorganization under the bankruptcy code on August 1, 2007. On September 20, 2007 the U.S. Bankruptcy Court approved a Section 363 Asset Sale from ESA to Prospect. To complete this transaction, Prospect contributed its ESA debt to a newly-formed entity, ICS, and provided funds for working capital on October 9, 2007. In return for the ESA debt, Prospect received senior secured debt in ICS of equal amount to its ESA debt, preferred stock of ICS, and 49% of the ICS common stock. ICS subsequently ceased operations and assigned the collateral back to us. ICS is in default of both payment and financial covenants. During September and October 2007, Prospect provided $1,170 to THS for working capital.

In January 2009, Prospect foreclosed on the real and personal property of ICS. Through this foreclosure process, it gained 100% ownership of THS and certain ESA assets. Based upon an analysis of the liquidation value of the ESA assets and the enterprise value of THS, Prospect’s Board of Directors reaffirmed the fair value of its investment in ICS at $5,000, a reduction of $11,690 from its amortized cost at March 31, 2009, compared to the $11,464 unrealized loss recorded at June 30, 2008.

Change Clean Energy Holdings Inc. (“CCEHI”) and Change Clean Energy, Inc. (“CCEI”), f/k/a Worcester Energy Partners, Inc.

CCEI is under enhanced review by Prospect’s senior management team due to poor operating results since investment. Prospect has installed a new manager at CCEI. CCEI ceased operations temporarily in the first quarter of 2009. During the quarter, Prospect determined that it was appropriate to institute foreclosure proceedings against the co-borrowers of its debt to take full control of the assets. In anticipation of such proceedings CCEHI was established and on March 11, 2009, the foreclosure was completed and the assets were assigned to a wholly owned subsidiary of CCEHI. CCEI ceased operations temporarily in the first quarter of 2009. During the nine months ended March 31, 2009, Prospect provided additional funding of $4,211 to Biomass to fund ongoing operations. Prospect’s board of directors, upon recommendation from senior management, has set the value of the CCEI investment based upon an enterprise valuation at $6,000 at March 31, 2009, a reduction of $37,134 from its amortized cost at March 31, 2009, compared to the $22,141 unrealized loss recorded at June 30, 2008.

Yatesville Coal Holdings, Inc.

As previously discussed, all of Prospect’s coal holdings are now held in one consolidated entity, Yatesville. Yatesville had begun to show improvement since the consolidation of the coal holdings in one entity under common management, but this came to a halt at the end of December 2008 when the company exhausted its permitted reserves. During the nine months ended March 31, 2009, Prospect provided additional funding of $7,570 to Yatesville to fund ongoing operations. Prospect will continue to value Yatesville on an asset basis. Prospect’s board of directors, upon recommendation from senior management, has set the value of the Yatesville investment at $25,848 at March 31, 2009, a reduction of $21,465 from its amortized cost at March 31, 2009, compared to the $14,694 unrealized loss recorded at June 30, 2008.

Capitalization

Prospect’s investment activities are capital intensive and the availability and cost of capital is a critical component of our business. Prospect capitalizes its business with a combination of debt and equity. Prospect’s debt currently consists of a revolving credit facility availing it of the ability to borrow up to $200,000 of debt and its equity capital is currently comprised entirely of common equity.

Prospect had $137,567 and $91,167 of borrowings at March 31, 2009 and June 30, 2008, respectively. These borrowings were made against a credit facility in place at Rabobank Nederland. The maintenance of this facility requires it to pay a fee for the amount not drawn upon. Through November 30, 2007, this fee is assessed at the rate of 37.5 basis points per annum of the amount of that unused portion; after that date, this rate increased to 50.0 basis points per annum if that unused portion was greater than 50% of the total amount of the facility. The following table shows the facility amounts and outstanding borrowings at March 31, 2009 and June 30, 2008:

	As of March 31, 2009		As of June 30, 2008
	Facility	Amount	Facility	Amount
	Amount	Outstanding	Amount	Outstanding

Revolving Credit Facility	$200,000	$137,567	$200,000	$91,167

The following table shows the contractual maturity of our revolving credit facility at March 31, 2009:

	Payments Due By Period
	Less Than		More Than
	1 Year	1 - 3 Years	3 Years

Credit Facility Payable	$137,567	$—	$—

During the quarter ended March 31, 2009, Prospect completed a public offering and raised $12,300 of additional equity by issuing 1.5 million shares of Prospect’s common stock below net asset value diluting shareholder value by $0.32 per share. . The following table shows the calculation of net asset value per share as of March 31, 2009 and June 30, 2008:

	As of	As of
	March 31,	June 30,
	2009	2008

Net Assets	$444,024	$429,623
Shares of common stock outstanding	31,286,128	29,520,379

Net asset value per share	$14.19	$14.55

At March 31, 2009, Prospect had 31,286,128 shares of common stock issued and outstanding.

Results of Operations

For the three months ended March 31, 2009 and March 31, 2008, the net increase (decrease) in net assets resulting from operations was $15,331 and ($1,259), respectively, representing $0.51 and ($0.05) per share, respectively. Prospect experienced a net realized and unrealized gain of $3,611 or approximately $0.12 per share in the three months ended March 31, 2009. This compares with the net realized and unrealized loss of $14,178 during the three months ended March 31, 2008 or approximately $0.59 per share.

For the nine months ended March 31, 2009 and March 31, 2008 (or for the periods since the beginning of its respective fiscal years) the net increase in net assets resulting from operations was $35,853 and $3,605, respectively, representing $1.21 and $0.16 per share, respectively. Prospect experienced a net realized and unrealized loss of $11,329 or approximately $0.38 per share in the nine months ended March 31, 2009. This compares with the net realized and unrealized loss of $27,839 during the nine months ended March 31, 2008 or approximately $1.24 per share.

While Prospect seeks to maximize gains and minimize losses, its investments in portfolio companies can expose its capital to risks greater than those it may anticipate as these companies are typically not issuing securities rated investment grade, have limited resources, have limited operating history, are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.

Investment Income

Prospect generates revenue in the form of interest income on the debt securities that it owns, dividend income on any common or preferred stock that it owns, and amortized loan origination fees on the structuring of new deals. Prospect’s investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, it will seek to collateralize its investments by obtaining security interests in its portfolio companies’ assets. Prospect also may acquire minority or majority equity interests in its portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, it may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with its investments are recognized as earned.

Investment income consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including net profits interest, overriding royalties interest and structuring fees. The following table details the various components of investment income and the related levels of debt investments for the three and nine months ended March 31, 2009 and March 31, 2008:

	For the Three Months Ended March 31,		For the Nine Months Ended March 31,
	2009	2008	2009	2008

Interest income	$16,065	$14,890	$50,862	$42,538
Dividend income	4,445	3,423	13,833	7,507
Other income	159	3,687	13,986	5,909

Total investment income	$20,669	$22,000	$78,681	$55,954

Average debt principal of investments	$537,277	$422,474	$523,363	$381,566

Weighted-average interest rate earned	11.96%	14.10%	12.77%	14.65%

Total investment income has decreased for the three months ended March 31, 2009 from the amount reported for the three months ended March 31, 2008 primarily due to a decrease in other income.

Income from other sources decreased from $3,687 for the three months ended March 31, 2008 to $159 for the three months ended March 31, 2009. This $3,528 decrease was due primarily to the decrease in overriding royalty interests from Ken-Tex Energy Corp (“Ken-Tex”).

While average principal balances of debt investments have increased from $422,474 for the three months ended March 31, 2008 to $537,277 for the three months ended March 31, 2009, the weighted-average interest rate earned decreased from 14.10% to 11.96%. During the three month period ended March 31, 2009, interest of $3,940 was forgone on non-accrual debt investments compared to $748 of forgone interest for the three months ended March 31, 2008. Without these adjustments, the weighted average interest rates earned on debt investments would have been 14.89% and 14.81% for the three months ended March 31, 2009 and 2008, respectively.

Dividend income has grown significantly from $3,423 to $4,445 for the three months ended March 31, 2008 and March 31, 2009, respectively. The increase in dividend income is attributable to dividends received from Prospect’s investment in GSHI. It received dividends of $3,000 and $4,000 during the three months ended March 31, 2008 and March 31, 2009, respectively

Total investment income has increased for the nine months ended March 31, 2009 from the amount reported for the nine months ended March 31, 2008 primarily due to an increase in interest and other income.

Interest income has increased from $42,538 for the nine months ended March 31, 2008 to $50,862 for the nine months ended March 31, 2009. While principal balances of debt investments have increased from $381,566 for the nine months ended March 31, 2008 to $523,363 for the nine months ended March 31, 2009, the weighted-average interest rate earned decreased from 14.65% to 12.77%. During the nine month period ended March 31, 2009, interest of $11,270 was forgone on non-accrual debt investments compared to $1,431 of forgone interest for the nine months ended March 31, 2008. Prospect had previously accrued default interest on these assets of $3,448 and $433 for the nine months ended March 31, 2009 and 2008, respectively. Also, it recognized $784 of prepayment penalty income from Ken-Tex and Arctic Acquisition Corp. during the nine months ending March 31, 2008. No prepayment penalties were received for the nine months ended March 31, 2009. With these adjustments, the weighted average interest rates earned on debt investments would have been 14.73% and 14.67% for the nine months ended March 31, 2009 and 2008.

Income from other sources increased from $5,909 for the nine months ended March 31, 2008 to $13,986 for the nine months ended March 31, 2009. This $8,077 increase is primarily due to the settlement of our net profit interests in IEC/ARS for $12,576. This $12,576 increase from settlement of our net profit interests was partially offset by the decrease in overriding royalty interests related to Ken-Tex Energy Corp and the decrease in structuring fees.

Dividend income has grown significantly from $7,507 to $13,833 for the nine months ended March 31, 2008 and March 31, 2009, respectively. The increase in dividend income is attributable to dividends received from Prospect’s investment in GSHI. It received dividends of $5,450 and $12,000 during the nine months ended March 31, 2008 and March 31, 2009, respectively. Dividends were also received from Prospect’s investments in Ajax and NRG during the nine months ended March 31, 2009.

Operating Expenses

Prospect’s primary operating expenses consist of investment advisory fees (base management and income incentive fees), credit facility costs, legal and professional fees and other operating and overhead-related expenses. These expenses include Prospect’s allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for it. Prospect’s investment advisory fees compensate its investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring Prospect’s investments. Prospect bears all other costs and expenses of its operations and transactions in accordance with its Administration Agreement with Prospect Administration. Operating expenses were $8,949 and $9,081 for the three months ended March 31, 2009 and March 31, 2008, respectively. For the nine months ended March 31, 2009 and March 31, 2008, operating expenses were $31,499 and $24,510, respectively.

The base management fee was $2,977 and $2,388 for the three months ended March 31, 2009 and March 31, 2008, respectively. It was $8,740 and $6,366 for the nine months ended March 31, 2009 and March 31, 2008, respectively. The increase in this expense for the nine months ended March 31, 2009 is directly related to our growth in total assets. For the three months ended March 31, 2009 and March 31, 2008, Prospect incurred $2,930 and $3,230, respectively, of income incentive fees. For the nine months ended March 31, 2009 and March 31, 2008, Prospect incurred $11,795 and $7,861, respectively, of income incentive fees. The $300 decrease in the income incentive fee for the respective three-month periods is driven by a slight decrease in pre-management fee net investment income from $18,537 for the three months ended March 31, 2008 to $17,627 for the three months ended March 31, 2009. Income incentive fee increased by $3,934 on a nine-month basis as pre-management fee net investment income increased from $45,671 for the nine months ended March 31, 2008 and to $67,717 for the nine months ended March 31, 2009. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.

During the three and nine months ended March 31, 2009, Prospect incurred $1,345 and $4,828, respectively of expenses related to its credit facility. This compares with expenses of $1,863 and $4,719 incurred during the three and nine months ended March 31, 2008. These expenses are related directly to the leveraging capacity put into place for each of those periods and the levels of indebtedness actually undertaken during those quarters. The table below describes the various credit facility expenses and the related indicators of leveraging capacity and indebtedness during these periods.

	For the Three Months Ended March 31,		For the Nine Months Ended March 31,
	2009	2008	2009	2008

Interest expense	$1,101	$1,584	$4,043	$3,781
Amortization of deferred financing costs	180	180	540	547
Commitment and other fees	64	99	245	391

Total	$1,345	$1,863	$4,828	$4,719

Weighted-average debt outstanding	$144,887	$110,792	$132,099	$80,009

Weighted-average interest rate incurred	3.08%	5.74%	4.08%	6.27%

Facility amount at beginning of period	$200,000	$200,000	$200,000	$200,000

The decrease in Prospect’s interest rate incurred is primarily due to a decrease in average LIBOR of approximately 2.8% for the three and nine months ended March 31, 2009 in comparison to the same periods ending March 31, 2008. This decrease is partially offset by an increase of 125 basis points in Prospect’s current borrowing rate effective November 14, 2008.

As Prospect’s asset base has grown and it has added complexity to its capital raising activities, due, in part, to its securitization credit facility initiated in June 2007, it has commensurately increased the size of its administrative and financial staff, accounting for a significant increase in the overhead allocation from Prospect Administration. Over the last year, Prospect Administration has added several additional staff members, including a senior finance professional, a treasurer, a corporate counsel and other finance professionals. As Prospect’s portfolio continues to grow, it expects to continue to increase the size of its administrative and financial staff on a basis that provides increasing returns to scale. However, initial investments in administrative and financial staff may not provide returns to scale immediately, perhaps not until the portfolio increases to a greater size. Other allocated expenses from Prospect Administration have, as expected, increased alongside with the increase in staffing and asset base.

Legal costs decreased significantly from $2,224 for the nine months ended March 31, 2008 to $590 for the nine months ended March 31, 2009 as there were reduced costs for litigation.

Net Realized Gain (Loss)

Net realized gains were $0 and $208 for the three months ended March 31, 2009 and March 31, 2008, respectively. For the nine months ended March 31, 2009 and March 31, 2008, net realized gains (losses) were $1,661 and $(18,413), respectively. The net realized gain of $1,661 for the nine months ended March 31, 2009 was due primarily to the sale of the warrant related to Deep Down, Inc. The net realized loss of $18,413 for the nine months ended March 31, 2008 was attributable primarily to our disposition of our investments in Central Illinois Energy, LLC and Advantage Oilfield Group, Ltd. (“AOG”).

Increase (Decrease) in Net Assets from Net Changes in Unrealized Appreciation/Depreciation

Increase (decrease) in net assets from changes in unrealized appreciation/depreciation was $3,611 and $(14,386) for the three months ended March 31, 2009 and March 31, 2008, respectively. For the three months ended March 31, 2009, the $3,611 increase in net assets from the net change in unrealized appreciation/depreciation was driven primarily by write-ups of our investments in GSHI, H&M, and NRG which were partially offset by unrealized depreciation of Prospect’s investments in Ajax, Deb Shops CCEI, and Yatesville.

For the three months ended March 31, 2008, the $14,386 decrease in net assets from such changes is attributable to write-downs of Prospect’s investments in NRG and CCEI offset by a write-up of Prospect’s investment in GSHI.

For the nine months ended March 31, 2009 and March 31, 2008, net assets decreased by $12,990 and $9,426, respectively from changes in unrealized appreciation/depreciation. The $12,990 decrease occurring during the nine months ended March 31, 2009 was attributable to unrealized depreciation recognized for Prospect’s investments in Ajax, AEH, R-V Industries, Deb Shops, CCEI, and Yatesville partially offset by write-ups of Prospect’s investments in GSHI and NRG. The $9,426 decrease from changes in unrealized appreciation/depreciation for the nine months ended March 31, 2008 was the net result of write-downs of Prospect’s investments in Integrated and CCEI offset by the write-up of its investment in ESA Environmental Specialists, Inc. and by the disposition of AOG (which had been previously valued below cost).

Financial Condition, Liquidity and Capital Resources

For the three months ended March 31, 2009 and March 31, 2008, Prospect’s operating activities (used) provided ($2,426) and $4,863 of cash, respectively. Financing activities provided $437 and $10,371 of cash during the three months ended March 31, 2009 and March 31, 2008, respectively which included the payments of dividends of $10,192 and $9,369, during the three months ended March 31, 2009 and March 31, 2008, respectively.

For the nine months ended March 31, 2009 and March 31, 2008, Prospect’s operating activities used $25,552 and $150,705 of cash, respectively. Financing activities provided $25,446 and $167,275 of cash during the nine months ended March 31, 2009 and March 31, 2008, respectively which included the payments of dividends of $32,413 and $15,956, during the nine months ended March 31, 2009 and March 31, 2008, respectively.

Prospect’s primary uses of funds have been to add to its investments in its portfolio companies, to add new companies to its investment portfolio, and to make cash distributions to holders of its common stock.

Prospect has and may continue to fund a portion of its cash needs through borrowings from banks, issuances of senior securities or secondary offerings. It may also securitize a portion of its investments in mezzanine or senior secured loans or other assets. Prospect’s objective is to put in place such borrowings in order to enable it to expand its portfolio. At March 31, 2009, it had a $200,000 revolving credit facility on which $137,567 was outstanding. This facility matures on June 6, 2009, and it is currently negotiating for an extension and expansion of the facility.

On September 6, 2007, Prospect’s Registration Statement on Form N-2 was declared effective by the SEC. At March 31, 2009, under the Registration Statement, it had remaining availability to issue up to approximately $341,000 of its equity securities over the next three years. In April 2009, it utilized an additional $28,520 reducing its availability to issue to approximately $313,000.

Off-Balance Sheet Arrangements

At March 31, 2009, Prospect did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on its financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.

Developments Since the End of the Fiscal Quarter

On April 20, 2009, Prospect issued 214,456 shares of its common stock in connection with the dividend reinvestment plan.

On April 27, 2009, Prospect issued 3.68 million shares of its common stock in an underwritten equity offering at $7.75 per share, raising $28,520 in gross proceeds and $27,166 of net proceeds after recognizing $1,114 of underwriting discounts and commissions and $210 of estimated offering costs.

On May 26, 2009, Prospect issued 7.76 million shares of its common stock in an underwritten equity offering at $8.25 per share, raising $64,041 in gross proceeds and $60,539 of net proceeds after recognizing $3,202 of underwriting discounts and commissions and $300 of estimated offering costs.

In May 2009, Prospect closed out its investment in Charlevoix, when the final payment was received on the outstanding net profits interests of $75 in conjunction with a sale of Charlevoix.

On June 23, 2009, Prospect declared a dividend for its fourth fiscal quarter (for the fiscal year ending June 30, 2009) of $0.40625 per share. The ex-dividend date was July 6, 2009, the record date was July 8, 2009, and the payment date was July 20, 2009.

On June 25, 2009, Prospect closed an extension of its revolving credit facility with Rabobank Nederland. The new credit facility has $175 million committed as of June 25, 2009 and includes an accordion feature which allows the credit facility to be increased to up to $250 million of commitments in the aggregate to the extent additional or existing lenders commit to increase the commitments. While Prospect expects to add additional lenders in order to reach the maximum size, no assurance can be given in this regard. The revolving period of the credit facility extends through June 2010, with an additional one year amortization period after the completion of the revolving period. During such one year amortization period, all principal payments on the pledged assets will be applied to reduce the balance. At the end of the one year amortization period, the remaining balance will become due if required by the lenders. Interest on borrowings under the credit facility is one-month Libor plus 400 basis points, subject to a minimum Libor floor of 200 basis points. Additionally, Rabobank charges a fee on the unused portion of the credit facility equal to 100 basis points. As of July 31, 2009 Prospect had no borrowings outstanding under its credit facility. As of July 31, 2009, $107.6 million was available to Prospect for borrowing under its credit facility. As Prospect makes additional investments which are eligible to be pledged under the credit facility, Prospect will generate additional availability to the extent such investments are eligible to be placed into the borrowing base. The credit facility will be used, together with Prospect’s equity capital, to make additional long-term investments.

On July 7, 2009, Prospect issued 5.18 million shares of it common stock in an underwritten equity offering at $9.00 per share, raising $46.6 million in gross proceeds and $44 million of net proceeds after recognizing $2.3 million of underwriting discounts and commissions and $200,000 of estimated offering costs.

On August 3, 2009, Prospect entered into the merger agreement with Patriot. The merger agreement, which was approved by the board of directors of both companies, contemplates the merger of Patriot with and into Prospect, with Prospect as the surviving entity.

On August 20, 2009, Prospect sold 3,449,686 shares of its common stock directly to certain institutional investors at a price of $8.50 per share raising $29.3 million in gross proceeds. The shares are unregistered; pursuant to a registration rights agreement, dated August 17, 2009, Prospect will use its reasonable best efforts to file with the SEC within sixty (60) days after the date of the registration rights agreement a post-effective amendment to its registration statement on Form N-2, currently on file with the SEC, for the registration of the shares, and have such post-effective amendment to be declared effective by the SEC within one hundred twenty (120) days after the date of the registration rights agreement.

PORTFOLIO COMPANIES OF PROSPECT

The following is a listing of our portfolio companies at March 31, 2009. Values are as of March 31, 2009.

The portfolio companies are presented in three categories: “companies more than 25% owned” are portfolio companies in which Prospect directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be controlled by us under the 1940 Act; “companies owned 5% to 25%” are portfolio companies where Prospect directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company and/or hold one or more seats on the portfolio company’s Board of Directors and, therefore, are deemed to be an affiliated person under the 1940 Act; “companies less than 5% owned” are portfolio companies where Prospect directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where it has no other affiliations with such portfolio company. As of March 31, 2009, Prospect owned 100% of the fully diluted common equity of GSHI, 100% of the common equity of CCEHI, WECO and WEHI, 49% of the fully diluted common equity of Integrated, 79.83% of the fully diluted common equity of Iron Horse, 80% of the fully diluted common equity of NRG, 74.15% of the fully diluted equity of R-V, 78.01% of the fully diluted common equity of Ajax and 100% of the fully diluted common equity of Yatesville. Prospect makes available significant managerial assistance to its portfolio companies. Prospect generally requests and may receive rights to observe the meetings of its portfolio companies’ Boards of Directors.

					Equity
	Nature of its				Securities
	Principal Business	Title and Class of			Held, at	Loans, at
Name of Portfolio Company	(Location)	Securities Held	Collateral Held	Investment Structure	Fair Value	Fair Value
					(In millions)	(In millions)

Companies more than 25% owned
Ajax Rolled Ring and Machine	Manufacturing (South Carolina)	Senior secured debt, subordinated secured debt, preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares; Senior secured note Tranche A, 10.50% due 4/01/2013; Subordinated secured note Tranche B, 11.50% plus 6.00% PIK due 4/01/2013	1.1	33.1
C&J Cladding LLC	Metal services (Texas)	Senior secured debt and warrants	First priority lien on substantially all assets	Warrants, common shares, expiring 3/30/2014; Senior secured note, 14.00% due 3/30/2012	5.3	4.2
Gas Solutions Holdings, Inc.	Gas gathering and processing (Texas)	Senior secured debt and common equity	First priority lien on substantially all assets	Common shares; Senior secured note, 18.00% due 12/22/2018	60.2	25.0
Integrated Contract Services, Inc.	Contracting (North Carolina)	Senior and junior secured debt, preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares; Senior and junior secured notes, 7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007 past due; Senior demand note, 15.00% due 6/30/2009	0.0	5.0
Iron Horse Coiled Tubing, Inc.	Production services (Alberta, Canada)	Senior secured debt, bridge loan and common equity	First priority lien on substantially all assets	Common shares; Senior secured note, 15.00% due 4/30/2009; Bridge loan, 15.00% plus 3.00% PIK due 4/30/2009	0.0	16.8
NRG Manufacturing, Inc.	Manufacturing (Texas)	Senior secured debt and common equity	First priority lien on substantially all assets	Common shares; Senior secured note, 16.50% due 8/31/2011	15.2	13.1

					Equity
	Nature of its				Securities
	Principal Business	Title and Class of			Held, at	Loans, at
Name of Portfolio Company	(Location)	Securities Held	Collateral Held	Investment Structure	Fair Value	Fair Value
					(In millions)	(In millions)

R-V Industries, Inc.	Manufacturing (Pennsylvania)	Warrants and common equity	N/A — loan repaid.	Common shares; Warrants, common shares, expiring 6/30/2017	9.5	0.0
Change Clean Energy Holdings, Inc., Worcester Energy Co, Inc., and Worcester Energy Holdings, Inc.	Biomass power (Maine)	Senior secured debt, common equity	First priority lien on substantially all assets	Common shares; Senior plus 5% default interest, in non-accrual status effective 7/1/2008 secured note, 12.50% due 12/31/2012	6.0	0.0
Yatesville Coal Holdings, Inc.	Mining and coal production (Kentucky)	Senior and junior secured debt and common equity	First priority lien on substantially all assets	Common shares; Senior secured note, 15.66% due 12/31/2010; Junior secured note, 15.66% due 12/31/2010	0.0	25.8
Companies 5% to 25% owned
Appalachian Energy Holdings LLC	Construction services (West Virginia)	Senior secured debt, warrants and preferred units	First priority lien on substantially all assets	Preferred units; Warrants, common shares, expiring 2/13/2016, 6/17/2018, 11/30/2018; Senior secured note Tranche A, 14.00% plus 3.00% PIK plus 3.00% default interest non-accrual status effective 11/1/2008 due 1/31/2011; Senior secured note Tranche B, 14.00% plus 3.00% PIK 3.00% default interest non-accrual status effective 11/1/2008 due 5/01/2009	0.0	2.5
Biotronic NeuroNetwork	Healthcare (Michigan)	Senior secured debt and preferred stock	First priority lien on substantially all assets	Preferred shares; Senior secured note, 11.50%, 1.00% PIK due 2/21/2013	2.3	26.1
Companies less than 5% owned
American Gilsonite Company	Specialty minerals (Utah)	Subordinated secured debt and membership interests	Second priority lien on substantially all assets	Membership interests; Subordinated secured note, 12.00% plus 3.00% PIK due 3/14/2013	3.4	15.1
Castro Cheese Company, Inc.	Food products (Texas)	Junior secured debt	Second priority lien on substantially all assets	Junior secured note, 11.00% plus 2.00% PIK due 2/28/2013	0.0	7.2
Conquest Cherokee LLC	Oil and gas production (Tennessee)	Senior secured debt, net profits interest and overriding royalty interest	First priority lien on substantially all assets	Overriding royalty interest, 5.00%; net profits interest, 10.00% Senior secured note, 13.00% due 5/05/2009	0.0	8.8
Deb Shops, Inc.	Retail (Pennsylvania)	Second lien debt	Second priority lien on substantially all assets	Second lien note, 9.26% due 10/23/2014;	0.0	5.5
Diamondback Operating LP	Oil and gas production (Oklahoma)	Net profit interest	N/A-Loan repaid.	Net profit interest, 15.00%;	0.5	0.0
Freedom Marine Services LLC	Shipping vessels (Louisiana)	Subordinated secured debt and net profit interest	Second priority lien on substantially all assets	Net profit interest, 22.50%; Subordinated secured note, 12.00% plus 4.00% PIK due 12/31/2011	0.0	7.2

					Equity
	Nature of its				Securities
	Principal Business	Title and Class of			Held, at	Loans, at
Name of Portfolio Company	(Location)	Securities Held	Collateral Held	Investment Structure	Fair Value	Fair Value
					(In millions)	(In millions)

H&M Oil & Gas LLC	Oil and gas production (Texas)	Senior secured debt and net profit interest	First priority lien on substantially all assets	Net profit interest, 8.00%; Senior secured note, 13.00% due 6/30/2010	0.0	52.8
IEC Systems LP/Advanced Rig Services LLC (“ARS”)	Oilfield fabrication (Texas)	Senior secured debt	First priority lien on substantially all assets	Senior secured notes 12.00% plus 3.00% PIK due 11/20/2012	0.0	36.5
Maverick Healthcare LLC	Healthcare (Arizona)	Second lien debt, preferred units and common units	Second priority lien on substantially all assets	Common units; Preferred units; Second lien debt, 12.00% plus 1.50% PIK due 4/30/2014	1.3	12.8
Miller Petroleum, Inc.	Oil and gas production (Tennessee)	Warrants	N/A — loan repaid	Warrants, expiring 5/04/2010 through 3/31/2014	0.2	0.0
Peerless Manufacturing Co.	Manufacturing (Texas)	Subordinated secured debt	Second priority lien on substantially all assets	Subordinated secured debt, 11.50% plus 3.50% PIK due 4/29/2013	0.0	20.0
Qualitest Pharmaceuticals, Inc.	Pharmaceuticals (Alabama)	Second lien debt	Second priority lien on substantially all assets	Second lien debt, 8.96% due 4/30/2015	0.0	10.3
Regional Management Corp.	Financial services (South Carolina)	Subordinated secured debt	Second priority lien on substantially all assets	Subordinated secured note, 12.00% plus 2.00% PIK due 6/29/2012	0.0	21.8
Resco Products, Inc.	Manufacturing (Pennsylvania)	Second lien debt	Second priority lien on substantially all assets	Second lien debt, 10.20% due 6/22/2014	0.0	8.7
Shearer’s Foods, Inc.	Food products (Ohio)	Second lien debt and membership interests	Common equity; Second priority lien on substantially all assets	Membership interests; Second lien debt, 14.00% due 10/31/2013	4.2	18.0
Stryker Energy LLC	Oil and gas production (Ohio)	Subordinated secured revolving credit facility and overriding royalty interest	Second priority lien on substantially all assets	Overriding royalty interest, 3.50%; Subordinated secured revolving credit facility, 12.00% due 12/01/2011	0.0	30.7
TriZetto Group	Healthcare (California)	Subordinated unsecured debt	Unsecured	Subordinated unsecured note, 12.00% plus 1.50% PIK due 10/01/2016	0.0	15.1
Unitek	Technical services (Pennsylvania)	Second lien debt	Second priority lien on substantially all assets	Second lien debt, 13.08% due 12/31/2013	0.0	11.5
Wind River Resources Corp. and Wind River II Corp.	Oil and gas production (Utah)	Senior secured debt and net profit interest	First priority lien on substantially all assets	Senior secured note, 13.00% plus 3.00% default interest, in non-accrual status effective 12/0/2008 due 7/31/2010; net profit interest, 5.00%	0.0	12.5

MANAGEMENT OF PROSPECT

Prospect’s business and affairs are managed under the direction of its board of directors. Prospect’s board of directors currently consists of five directors, three of whom are not “interested persons” of Prospect as defined in Section 2(a)(19) of the 1940 Act. Prospect refer to these individuals as its independent directors. Prospect’s board of directors elects its officers to serve for a one-year term and until their successors are duly elected and qualify, or until their earlier removal or resignation.

Board Of Directors And Executive Officers

Under Prospect’s charter, its directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. At each annual meeting of its shareholders, the successors to the class of directors whose terms expire at such meeting are elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors and Executive Officers

Prospect’s directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016.

Independent Directors

Number of
Portfolios in
		Term of	Principal	Fund	Other
	Position(s)	Office(1) and	Occupation(s)	Complex	Directorships
	Held with	Length of	During	Overseen by	Held by
Name and Age	the Company	Time Served	Past 5 Years	Director	Director(2)

Graham D.S. Anderson, 44	Director	Class I Director since September 2008; Term expires 2011	General Partner of Euclid SR Partners from 2000 to present. From 1996 to 2000, Mr. Anderson was a General Partner of Euclid Partners, the predecessor to Euclid SR Partners.	One	None
Eugene S. Stark, 51	Director	Class III Director since September 2008; Term expires 2010	Principal Financial Officer, Chief Compliance Officer and Vice President — Administration of General American Investors Company, Inc. from May 2005 to present. Prior to his role with General American Investors Company, Inc., Mr. Stark served as the Chief Financial Officer of Prospect Capital Corporation from January 2005 to April 2005. From May 1987 to December 2004 Mr. Stark served as Senior Vice President and Vice President with Prudential Financial, Inc.	One	None

Number of
Portfolios in
		Term of	Principal	Fund	Other
	Position(s)	Office(1) and	Occupation(s)	Complex	Directorships
	Held with	Length of	During	Overseen by	Held by
Name and Age	the Company	Time Served	Past 5 Years	Director	Director(2)

Andrew C. Cooper, 47	Director	Class II Director since February 2009; Term expires 2009	Mr. Cooper is an entrepreneur, who over the last 11 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Site Management, Inc., a specialty finance company focusing on cell site easements, and Executive Director of Brand Asset Digital, a digital media marketing and distribution company. Prior to that, Mr. Cooper focused on venture capital and investment banking for Morgan Stanley for 14 years.	One	Unison Site Management, LLC, Brand Asset Digital, LLC and Aquatic Energy, LLC

(1)	Prospect’s Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Anderson is a Class I director with a term that will expire in 2011, Mr. Eliasek is a Class II director with a term that will expire in 2009 and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2010.

(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.

Interested Directors

Number of
		Term of	Principal	Portfolios in	Other
	Position(s)	Office(1) and	Occupation(s)	Fund Complex	Directorships
	Held with	Length of	During	Overseen	Held by
Name and Age	Prospect	Time Served	Past 5 Years	by Director	Director(2)

John F. Barry III,(3) 57	Director, Chairman of the Board of Directors, and Chief Executive Officer	Class III Director since June 2004; Term expires 2010	Chairman and Chief Executive Officer of Prospect; Managing Director and Chairman of the Investment Committee of Prospect Capital Management and Prospect Administration since June 2004; Managing Director of Prospect Capital Management.	One	None
M. Grier Eliasek,(3) 36	Director, President and Chief Operating Officer	Class II Director since June 2004; Term expires 2009	President and Chief Operating Officer of Prospect, Managing Director of Prospect Capital Management and Prospect Administration	One	None

(1)	Prospect’s Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Anderson is a Class I director with a term that will expire in 2011, Mr. Eliasek is a Class II director with a term that will expire in 2009 and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2010.

(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.

(3)	Messrs. Barry and Eliasek are each considered an “interested person” under the 1940 Act by virtue of serving as one of our officers and having a relationship with Prospect Capital Management.

Information about Executive Officers who are not Directors

	Position(s) Held with	Term of Office and	Principal Occupation(s)
Name and Age	Prospect	Length of Time Served	During Past Five Years

Brian H. Oswald, 48	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary(1)	November 2008 to present as Chief Financial Officer and October 2008 to present as Chief Compliance Officer	Joined Prospect Administration as Managing Director in June 2008. Previously Managing Director in Structured Finance Group at GSC Group (2006 to 2008) and Chief Financial Officer at Capital Trust, Inc. (2003 to 2005)

(1)	Mr. William E. Vastardis was the Chief Compliance Officer until September 30, 2008. On October 1, 2008, Brian H. Oswald assumed this role and effective November 11, 2008, Mr. Oswald also assumed the roles of Chief Financial Officer and Treasurer, replacing Mr. Vastardis.

Independent Directors

Graham D.S. Anderson.  Mr. Anderson has served as General Partner of Euclid SR Partners from 1996 to present. Mr. Anderson currently serves as a member of the Board of Directors of Acurian, Inc. (a clinical trial recruitment company), FatWire Software Corp. (a web content management company), iJet Risk Management (an operational risk management information company), Plateau Systems Limited (a human capital management software company) and SkinMedica Inc. (a dermatology and cosmeceuticals company).

Andrew C. Cooper.  Mr. Cooper has 24 years of experience in growth company management, venture investing and investment banking. He has a wide range of operational, marketing, technology, and debt and equity capital raising expertise. Mr. Cooper is an entrepreneur, who over the last 11 years has founded, built, run and sold three companies. Prior to that, Mr. Cooper focused on venture capital and investment banking for Morgan Stanley for 14 years. He is Co-Chief Executive Officer of Unison Site Management, Inc., a specialty finance company focusing on cell site easements, and Executive Director of Brand Asset Digital, a digital media marketing and distribution company. His current Board appointments include Unison Site Management, LLC, Brand Asset Digital, LLC and Aquatic Energy, LLC.

Eugene S. Stark.  Mr. Stark has served as Principal Financial Officer, Chief Compliance Officer and Vice President — Administration of General American Investors Company, Inc. from May 2005 to present. Prior to his role with General American Investors Company, Inc., Mr. Stark served as the Chief Financial Officer of Prospect Capital Corporation from January 2005 to April 2005. From May 1987 to December 2004 Mr. Stark served as Senior Vice President (division level) and Vice President (corporate level) with Prudential Financial, Inc. in various financial management positions. Mr. Stark serves as a member of the Board of Directors of Prospect Capital Funding LLC, a wholly-owned subsidiary of Prospect, and sits on the Board of Trustees and is a Member of the Finance Committee of Mount Saint Mary Academy.

Interested Directors

John F. Barry III.  Mr. Barry is chairman and chief executive officer of Prospect and is a control person of Prospect Capital Management and a managing director of Prospect Administration. Mr. Barry is chairman of Prospect’s investment committee and has been an officer of Prospect since 1990. In addition to overseeing Prospect, Mr. Barry has served on the boards of directors of twelve private and public Prospect portfolio companies. Mr. Barry has served on the board of advisors of USEC Inc., a publicly-traded energy company. Mr. Barry has served as chairman and chief executive officer of Bondnet Trading Systems. From 1988 to 1989, Mr. Barry managed the investment bank of L.F. Rothschild & Company, focusing on private equity and debt financings for energy and other companies. From 1983 to 1988, Mr. Barry was a senior investment and merchant banker at Merrill Lynch & Co., where he was a founding member of the project finance group, executing more than $4 billion in energy and other financings. From 1979 to 1983, Mr. Barry was a corporate securities attorney at Davis Polk & Wardwell, where he advised energy companies and their commercial and investment bankers. From 1978 to 1979, Mr. Barry served as law clerk to Circuit Judge, formerly Chief Judge, J. Edward Lumbard of the U.S. Court of Appeals for the Second Circuit in New York City. Mr. Barry is chairman of the board of directors of the Mathematics Foundation of America, a non-profit foundation which enhances opportunities in mathematics education for students from diverse backgrounds. Mr. Barry received his JD cum laude from Harvard Law School, where he was an editor of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.

M. Grier Eliasek.  Mr. Eliasek is president and chief operating officer of Prospect and a managing director of Prospect Capital Management and Prospect Administration. At Prospect, Mr. Eliasek is responsible for various administrative and investment management functions and leads and supervises other Prospect professionals in origination and assessment of investments. Mr. Eliasek has served as a senior investment professional at Prospect since 1999. Prior to joining Prospect, Mr. Eliasek assisted the chief financial officer of Amazon.com in 1999 in corporate strategy, customer acquisition, and new product launches. From 1995 to 1998, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries. At Bain, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations and improved operational performance. Mr. Eliasek received his MBA from Harvard Business School. Mr. Eliasek received his Bachelor of Science in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.

Executive Officer

Brian H. Oswald.  Mr. Oswald is chief financial officer, chief compliance officer, secretary and treasurer of Prospect. He began his career at KPMG Peat Marwick, where he held various positions over his ten-year tenure, finishing as a Senior Manager in the financial institutions group. During his time at KPMG, he served as the reviewing senior manager for several initial public offerings of financial institutions. After KPMG, Mr. Oswald served as the Executive Vice President and President of Gloversville Federal Savings and Loan Association, served as the Director of Financial Reporting and Subsidiary Accounting for River Bank America and served as the Corporate Controller for Magic Solutions, Inc. In each of these positions, Mr. Oswald instituted significant operational changes and was instrumental in raising additional equity for River Bank America. From 2003 to 2005, Mr. Oswald led Capital Trust, Inc., a self-managed finance and investment management REIT which specializes in credit-sensitive structured financial products, as Chief Financial Officer. From 1997 to 2003, he served as Chief Accounting Officer for Capital Trust. Prior to joining Prospect, Mr. Oswald spent two years with the Structured Finance Division of GSC Group, serving as Managing Director of Finance for this asset management company. At GSC, Mr. Oswald managed the finances for a REIT, two hedge funds and thirteen CDOs. Mr. Oswald joined the Administrator on June 16, 2008. Mr. Oswald holds a B.A. degree in Accounting from Moravian College. He is a licensed Certified Public Accountant in the States of New York and Pennsylvania, and is a Certified Management Accountant. Mr. Oswald also serves as a board member of RMJ Laboratories, Inc.

Committees of the Board of Directors

Prospect’s Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended June 30, 2008, its Board of Directors held twenty-three Board of Director meetings, sixteen Audit Committee meetings, and one Nominating and Corporate Governance Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served. Prospect requires each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of shareholders.

The Audit Committee.  The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm, or the independent accountants, to audit the accounts and records of Prospect; reviewing and discussing with management and the independent accountants the annual audited financial statements of Prospect, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in Prospect’s annual report on Form 10-K; reviewing and discussing with management and the independent accountants Prospect’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Anderson, Cooper and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under the Marketplace Rules of the NASDAQ Stock Market LLC. Prospect’s Board of Directors has determined that Mr. Stark is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K and Mr. Stark serves as the Chairman of the Audit Committee. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Stark, Anderson and Cooper were added to the Audit Committee concurrent with their election to the Board of Directors on September 4, 2008, September 15, 2008 and February 12, 2009, respectively.

The function of the Audit Committee is oversight. Prospect’s management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of Prospect’s annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of Prospect’s shareholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace Prospect’s independent accountants (subject, if applicable, to shareholder ratification).

In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not Prospect’s full-time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee is entitled to rely on (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which is required to be promptly reported to the Board of Directors); and (c) statements made by Prospect’s officers and employees, its Investment Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to Prospect.

The Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee, or the Nominating and Governance Committee, is responsible for selecting qualified nominees to be elected to the Board of Directors by shareholders; selecting qualified nominees to fill any vacancies on the

Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to Prospect; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Governance Committee. The Nominating and Governance Committee is presently composed of three persons: Messrs. Anderson, Cooper and Stark, each of whom is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act and Mr. Anderson serves as the Chairman of the Nominating and Governance Committee. Messrs. Stark, Anderson and Cooper were added to the Nominating and Governance Committee concurrent with their election to the Board of Directors on September 4, 2008, September 15, 2008 and February 12, 2009, respectively.

The Nominating and Governance Committee will consider shareholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Prospect’s bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary, c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016. When submitting a nomination to Prospect for consideration, a shareholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the Marketplace Rules of NASDAQ and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of Prospect, taking into account Prospect’s needs and such factors as the individual’s experience, perspective, skills, expertise and knowledge of the industries in which Prospect operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication and conflicts of interest. The Nominating and Governance Committee also may consider such other factors as it may deem to be in Prospect’s best interests and those of its shareholders. The Board of Directors also believes it is appropriate for certain key members of Prospect’s management to participate as members of the Board of Directors.

Corporate Governance

Corporate Governance Guidelines.  Upon the recommendation of the Nominating and Governance Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of Prospect. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.

Code of Conduct.  Prospect has adopted a code of conduct which applies to, among others, our senior officers, including its Chief Executive Officer and Chief Financial Officer, as well as all of its employees. Prospect’s code of conduct is an exhibit to its Annual Report on Form 10-K filed with the SEC, and can be accessed via the Internet site of the SEC at http://www.sec.gov. Prospect intends to disclose amendments to or waivers from a required provision of the code of conduct on Form 8-K.

Code of Ethics.  Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by Prospect, so long as such investments are made in accordance with the code’s requirements.

Internal Reporting and Whistle Blower Protection Policy.  Prospect’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, collectively, Accounting Matters, and the confidential, anonymous submission by its employees of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to Prospect’s Chief Compliance Officer, or CCO. Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to Prospect’s Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at: Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 44th Floor, New York, New York 10016.

The Audit Committee Chairman may be contacted at: Prospect Capital Corporation, Audit Committee Chairman, 10 East 40th Street, 44th Floor, New York, New York 10016.

Independent Directors

The Board of Directors, in connection with the 1940 Act and Marketplace Rules 4200(a)(15) and 4350(c) of NASDAQ, has considered the independence of members of the Board of Directors who are not employed by Prospect Capital Management and has concluded that Messrs. Anderson, Liebolt and Stark are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the Marketplace Rules of NASDAQ. In reaching this conclusion, the Board of Directors concluded that Messrs. Anderson, Liebolt and Stark had no relationships with Prospect Capital Management or any of its affiliates, other than their positions as directors of Prospect and, if applicable, investments in us that are on the same terms as those of other shareholders.

Portfolio Managers

The following individuals function as portfolio managers primarily responsible for the day-to-day management of Prospect’s portfolio. Prospect’s portfolio managers are not responsible for day-to-day management of any other accounts. For a description of their principal occupations for the past five years, see above.

		Length of Service
Name	Position	with Company (Years)

John F. Barry	Chairman and Chief Executive Officer	4
M. Grier Eliasek	President and Chief Operating Officer	4

Mr. Eliasek receives a salary and bonus from Prospect Capital Management that takes into account his role as a senior officer of Prospect and of Prospect Capital Management, his performance and the performance of each of Prospect Capital Management and Prospect. Mr. Barry receives no compensation from Prospect. Mr. Barry, as the sole member of Prospect Capital Management, receives a salary and/or bonus from Prospect Capital Management and is entitled to equity distributions after all other obligations of Prospect Capital Management are met.

The following table sets forth the dollar range of our common stock beneficially owned by each of the portfolio managers described above as of January 29, 2009.

	Aggregate Dollar Range of
	Common Stock Beneficially Owned
Name	by Prospect Capital Management

John F. Barry	Over $	100,000
M. Grier Eliasek	Over $	100,000

Proxy Voting Policies And Procedures

Prospect has delegated its proxy voting responsibility to Prospect Capital Management. The guidelines are reviewed periodically by Prospect Capital Management and Prospect’s non-interested directors, and, accordingly, are subject to change.

EXECUTIVE COMPENSATION OF PROSPECT

Compensation of Directors and Officers

The following table sets forth information regarding the compensation received by the directors and executive officers from Prospect for the fiscal year ended June 30, 2008. No compensation is paid to the interested directors by Prospect.

Pension or
Retirement
		Benefits Accrued	Total
	Aggregate	as Part of the	Compensation
	Compensation	Prospect’s	Paid to
Name and Position	from the Prospect	Expenses(1)	Director/Officer

Interested Directors
John F. Barry(2)	None	None	None
M. Grier Eliasek(2)	None	None	None
Independent Directors
Graham D.S. Anderson(3)	None	None	None
Andrew C. Cooper(4)	None	None	None
William J. Gremp(5)	$86,250	None	$86,250
F. Lee Liebolt, Jr.(6)	$80,000	None	$80,000
Walter V.E. Parker(7)	$86,250	None	$86,250
Eugene S. Stark(8)	None	None	None
Executive Officers
William E. Vastardis(9,10)	—	None	—
Brian H. Oswald(2)	None	None	None

(1)	Prospect does not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)	Prospect has not paid, and it does not intend to pay, any annual cash compensation to its executive officers for their services as executive officers. Messrs. Barry and Eliasek are compensated by Prospect Capital Management from the income Prospect Capital Management receives under the management agreement between Prospect Capital Management and Prospect. Mr. Oswald is compensated by Prospect Administration from the income Prospect Administration receives under the Administration Agreement.

(3)	Mr. Anderson joined Prospect’s Board of Directors on September 15, 2008.

(4)	Mr. Cooper joined Prospect’s Board of Directors on February 12, 2009.

(5)	Mr. Gremp ceased being a member of the Board of Directors concurrent with his resignation on December 10, 2008.

(6)	Mr. Liebolt ceased being a member of the Board of Directors concurrent with the election of directors at Prospect’s most recent annual meeting held on February 12, 2009.

(7)	Mr. Parker ceased being a member of the Board of Directors concurrent with his resignation on December 12, 2008.

(8)	Mr. Stark joined Prospect’s Board of Directors on September 4, 2008.

(9)	Mr. Vastardis served as Chief Compliance Officer from January 4, 2005 through September 30, 2008, and served as Chief Financial Officer and Treasurer from April 30, 2005 through November 11, 2008. Mr. Vastardis served as Secretary from April 30, 2005 through June 6, 2008.

(10)	The compensation of William E. Vastardis for his service as Chief Financial Officer and Treasurer of Prospect was paid by Vastardis Fund Services LLC, Prospect’s sub-administrator. Vastardis Fund Services was in turn paid by Prospect at a monthly minimum rate of $33,333.33 or annual fees on gross assets of 0.20% on the first $250 million, 0.15% on the next $250 million, 0.10% on the next $250 million, 0.075% on the next

$250 million and 0.05% over one billion. The compensation of William E. Vastardis for his service as Chief Compliance Officer of Prospect was paid by Vastardis Compliance Services LLC. Vastardis Compliance Services LLC is in turn paid by Prospect at a monthly rate of $6,250. In addition, Prospect pays Vastardis Compliance Services LLC for certain other services at the rate of $270 per hour. Both Vastardis Fund Services LLC and Vastardis Compliance Services LLC determine the compensation to be paid to Mr. Vastardis with respect to Prospect based on a case-by-case evaluation of the time and resources that is required to fulfill his duties to Prospect. For the fiscal year ending June 30, 2008, Prospect paid Vastardis Compliance Services LLC $75,000 for services rendered by Mr. Vastardis as Chief Compliance Officer. For the fiscal year ending June 30, 2008, Prospect paid Vastardis Fund Services LLC approximately $783,520 for services required to be provided by Prospect Administration, including, but not limited to, (a) clerical, bookkeeping and record keeping services, (b) conducting relations with custodians, depositories, transfer agents and other third-party service providers and (c) furnishing reports to Prospect Administration and the Board of Directors of Prospect of its performance of obligations. In addition, the fees paid to Vastardis Fund Service LLC cover the services rendered by Mr. Vastardis as our Chief Financial Officer and Treasurer.

For the first nine months of the fiscal year ended June 30, 2008, the independent directors received an annual fee of $70,000, paid monthly in advance, plus reimbursement of any reasonable out-of-pocket expenses incurred. The chairman of each committee also received an additional annual fee of $5,000. For the last three months of the fiscal year ended June 30, 2008, the independent directors received an annual fee of $75,000, paid monthly in advance, plus $1,250 in connection with each board or committee meeting attended, and the chairman of each committee also received an additional annual fee of $5,000. The independent directors were also reimbursed for any reasonable out-of-pocket expenses incurred. No compensation was paid to directors who are interested persons of Prospect as defined in 1940 Act. In addition, Prospect purchases directors’ and officers’ liability insurance on behalf of the directors and officers.

Effective July 1, 2008, the independent directors received an annual fee of $90,000 plus reimbursement of any reasonable out-of-pocket expenses incurred. The chairman of the Audit Committee received an additional annual cash retainer of $7,500 and the chairman of the Nominating and Corporate Governance Committee received an additional annual cash retainer of $5,000. Effective September 15, 2008, the independent directors who do not serve on any committees of the board receive an annual fee of 11,250.

Effective October 1, 2008, the independent directors who serve on a committee of the Board receive an annual fee of $85,000 plus reimbursement of any reasonable out-of-pocket expenses incurred and committee chairmen no longer receive any additional compensation.

Effective January 12, 2009, the independent directors who serve on both committees of the Board receive an annual fee of $85,000 plus reimbursement of any reasonable out-of-pocket expenses incurred, the independent directors who serve on one committee of the Board receive an annual fee of $60,000 plus reimbursement of any reasonable out-of-pocket expenses incurred and the independent directors who do not serve on any committees of the board receive an annual fee of $11,250.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS OF PROSPECT

Prospect has entered into the Investment Advisory Agreement with Prospect Capital Management. Prospect’s Chairman of the board of directors is the sole member of and controls Prospect Capital Management. Prospect’s senior management may in the future also serve as principals of other investment managers affiliated with Prospect Capital Management that may in the future manage investment funds with investment objectives similar to Prospect’s. In addition, Prospect’s executive officers and directors and the principals of Prospect Capital Management may serve as officers, directors or principals of entities that operate in the same or related lines of business as Prospect does or of investment funds managed by affiliates. Accordingly, Prospect may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Prospect Capital Management. However, Prospect’s investment adviser and other members of the affiliated present and predecessor companies of Prospect Capital Management intend to allocate investment opportunities in a fair and equitable manner consistent with Prospect’s investment objectives and strategies so that it is not disadvantaged in relation to any other client.

In addition, pursuant to the terms of the Administration Agreement, Prospect Administration provides, or arranges to provide, Prospect with the office facilities and administrative services necessary to conduct Prospect’s day-to-day operations. Prospect Capital Management is the sole member of and controls Prospect Administration. Prospect Administration, pursuant to the approval of Prospect’s board of directors, has engaged Vastardis to serve as the sub-administrator of Prospect.

Prospect has no intention of investing in any portfolio company in which Prospect Capital Management or any affiliate currently has an investment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF PROSPECT

As of March 17, 2009, there were no persons that owned 25% or more of Prospect’s outstanding voting securities, and it believes no person should be deemed to control it, as such term is defined in the 1940 Act.

The following table sets forth, as of March 17, 2009, certain ownership information with respect to Prospect’s common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of Prospect’s outstanding common stock and all officers and directors, as a group. Unless otherwise indicated, Prospect believes that the beneficial owners set forth in the tables below have sole voting and investment power.

			Percentage of
			Common Stock
Name and Address	Type of Ownership	Shares Owned	Outstanding(1)

Prospect Capital Management LLC(2)	Record and beneficial	826,635	2.56%
All officers and directors as a group (7 persons)(3)	Record and beneficial	1,416,100	4.21%

(1)	Does not reflect shares of common stock reserved for issuance upon any exercise of any underwriters’ overallotment option.

(2)	John F. Barry is a control person of Prospect Capital Management.

(3)	Represents shares of common stock held by Prospect Capital Management. Because John F. Barry controls Prospect Capital Management, he may be deemed to be the beneficial owner of shares of our common stock held by Prospect Capital Management. The address for all officers and directors is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016.

The following table sets forth the dollar range of our equity securities beneficially owned by each of Prospect’s directors and officers as of January 16, 2009. Prospect is not part of a “family of investment companies” as that term is defined in the 1940 Act.

Dollar Range of Equity
Name of Director or Officer	Securities in Prospect(1)

Independent Directors
Graham D.S. Anderson	$10,001 — $50,000
Andrew C. Cooper	none
Eugene S. Stark	$10,001 — $50,000
Interested Directors
John F. Barry III(2)	Over $100,000
M. Grier Eliasek	Over $100,000
Officer
Brian H. Oswald(3)	$50,001 — $100,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

(2)	Represents an indirect beneficial ownership in shares of Prospect’s common stock, that are beneficially owned directly by Prospect Capital Management, by reason of Mr. Barry’s position as a control person of Prospect Capital Management.

(3)	Mr. William E. Vastardis was also the Chief Compliance Officer until September 30, 2008. On October 1, 2008, Brian H. Oswald assumed this role and effective November 11, 2008, Mr. Oswald also assumed the roles of Chief Financial Officer and Treasurer, replacing Mr. Vastardis. Mr. Oswald is also the Secretary of Prospect.

DESCRIPTION OF PATRIOT’S CAPITAL STOCK

The following description is based on relevant portions of the Delaware General Corporation Law, Patriot’s restated certificate of incorporation and Patriot’s restated bylaws. This summary is not necessarily complete, and Patriot refers you to the Delaware General Corporation Law, Patriot’s restated certificate of incorporation and Patriot’s restated bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Patriot’s authorized capital stock consists of 49,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value of $0.01 per share. Patriot’s common stock trades on The NASDAQ Global Select Market under the ticker symbol “PCAP.” As of July 31, 2009, 3,644,677 and 2,065,045 shares of Patriot’s common stock have been authorized for issuance under Patriot’s stock option plan and employee restricted stock plan, respectively. Under Delaware law, Patriot’s stockholders generally will not be personally liable for Patriot’s debts or obligations.

Set forth below is a chart describing the outstanding classes of Patriot’s securities as of July 31, 2009:

		(3)	(4)
		Amount Held	Amount Outstanding
(1)	(2)	by the Company	Exclusive of Amount
Title of Class	Amount Authorized	or for its Account	Shown Under(3)

Common Stock	49,000,000	—	20,950,501
Preferred Stock	1,000,000	—	—

Common Stock

Under the terms of Patriot’s restated certificate of incorporation, all shares of Patriot’s common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Patriot’s common stock if, as and when authorized by Patriot’s board of directors and declared by Patriot out of funds legally available therefor. Shares of Patriot’s common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of Patriot’s liquidation, dissolution or winding up, each share of Patriot’s common stock would be entitled to share ratably in all of Patriot’s assets that are legally available for distribution after Patriot pays all debts and other liabilities and subject to any preferential rights of holders of Patriot’s preferred stock, if any preferred stock is outstanding at such time. Each share of Patriot’s common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of Patriot’s common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of Patriot’s directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of Patriot’s restated certificate of incorporation, Patriot’s board of directors is authorized to issue shares of preferred stock in one or more series without shareholder approval. Except as otherwise provided in the 1940 Act, the board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to Patriot’s common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of Patriot’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. Patriot believes that the availability for issuance of preferred stock will provide Patriot with increased flexibility in structuring future financings and acquisitions.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under Patriot’s restated certificate of incorporation, Patriot fully indemnifies any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of Patriot’s directors or officers or is or was serving at Patriot’s request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Patriot’s restated certificate of incorporation also provides that Patriot’s directors are not personally liable for monetary damages to Patriot for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to Patriot or Patriot’s stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as Patriot is regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Patriot’s restated certificate of incorporation permits Patriot to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of Patriot or is or was serving at Patriot’s request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. Patriot has obtained liability insurance for Patriot’s officers and directors.

Delaware Law and Certain Certificate of Incorporation And Bylaw Provisions; Anti-Takeover Measures

Patriot is subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

Patriot’s restated certificate of incorporation and restated bylaws provide that:

•	Patriot’s board of directors is divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of Patriot’s capital stock entitled to vote; and

•	any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of the directors then in office.

The classification of Patriot’s board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire Patriot, or of discouraging a third party from acquiring Patriot.

Patriot’s restated certificate of incorporation and restated bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by Patriot’s board of directors, chairman, or president and chief executive officer.

Patriot’s restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to Patriot. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of Patriot’s outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for Patriot’s common stock, because such person or entity, even if it acquired a majority of Patriot’s outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Patriot’s restated certificate of incorporation also authorizes the issuance of 1,000,000 shares of preferred stock, which Patriot’s board of directors may generally issue without stockholder approval. See “— Capital Stock — Preferred Stock.”

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under Patriot’s restated bylaws, the affirmative vote of the holders of at least 66 2/3% of the shares of Patriot’s capital stock entitled to vote is required to amend or repeal any of the provisions of Patriot’s restated bylaws. Moreover, Patriot’s restated bylaws provide that generally, a majority of the shares of Patriot’s capital stock issued and outstanding and entitled to vote will be able to amend Patriot’s restated certificate of incorporation. However, the vote of at least 66 2/3% of the shares of Patriot’s capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of the restated certificate of incorporation pertaining to the board of directors, limitation of liability, indemnification, stockholder action or amendments to the restated certificate of incorporation. The stockholder vote with respect to Patriot’s restated certificate of incorporation or restated bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, Patriot’s restated certificate of incorporation permits Patriot’s board of directors to amend or repeal Patriot’s restated bylaws by a majority vote.

DESCRIPTION OF PROSPECT’S CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on Prospect’s charter and bylaws. This summary is not necessarily complete, and you should refer to the Maryland General Corporation Law and Prospect’s charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Prospect’s authorized capital stock consists of 100,000,000 shares of stock, par value $.001 per share, all of which is initially classified as common stock. Prospect’s common stock is traded on The NASDAQ Global Select Market under the symbol “PSEC.” There are no outstanding options or warrants to purchase Prospect’s stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, Prospect stockholders generally are not personally liable for Prospect’s debts or obligations.

Under Prospect’s charter, Prospect’s board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to authorize the issuance of such shares, without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, Prospect’s charter provides that the board of directors, without any action by its stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that it has authority to issue.

The below table sets forth each class of Prospect’s outstanding securities as of July 31, 2009:

		(3)	(4)
		Amount Held	Amount Outstanding
(1)	(2)	by the Company	Exclusive of Amount
Title of Class	Amount Authorized	or for its Account	Shown Under(3)

Common Stock	100,000,000	0	48,415,358

Common stock

All shares of Prospect common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of Prospect common stock if, as and when authorized by Prospect’s board of directors and declared by Prospect out of funds legally available therefor. Shares of Prospect common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. Federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of Prospect, each share of Prospect common stock would be entitled to share ratably in all of Prospect’s assets that are legally available for distribution after Prospect pays all debts and other liabilities and subject to any preferential rights of holders of Prospect preferred stock, if any preferred stock is outstanding at such time. Each share of Prospect common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of Prospect common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that prior to the issuance of preferred stock holders of a majority of the outstanding shares of common stock will elect all of Prospect’s directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred stock

Prospect’s charter authorizes its board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by Prospect’s charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of Prospect common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution (other than in shares of stock) is made with respect to Prospect common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of Prospect’s total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until all arrears are cured. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to operate other than as an investment company. Prospect believes that the availability for issuance of preferred stock will provide it with increased flexibility in structuring future financings and acquisitions.

Limitation On Liability Of Directors And Officers; Indemnification And Advance Of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Prospect’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Prospect’s charter authorizes it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate Prospect to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at Prospect’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Prospect’s bylaws obligate it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at Prospect’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit Prospect to indemnify and advance expenses to any person who served a predecessor of Prospect in any of the capacities described above and any of Prospect’s employees or agents or any employees or agents of Prospect’s predecessor. In accordance with the 1940 Act, Prospect will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which Prospect charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Prospect’s insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that a present or former director or officer of Prospect has performed for another entity at Prospect’s request. There is no assurance that such entities will in fact carry such insurance. However, Prospect notes that it does not expect to request its present or former directors or officers to serve another entity as a director, officer, partner or trustee unless Prospect can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions Of The Maryland General Corporation Law And Prospect’s Charter And Bylaws

Anti-takeover Effect

The Maryland General Corporation Law and Prospect’s charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire Prospect by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of Prospect to negotiate first with Prospect’s board of directors. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of Prospect. Prospect believes that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Control share acquisitions

The Maryland General Corporation Law under the Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in Prospect’s bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Prospect’s bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of Prospect’s shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, Prospect will amend its bylaws to be subject to the Control Share Act only if the board of directors determines that it would be in Prospect’s best interests and if the SEC does not object to Prospect’s determination that its being subject to the Control Share Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Prospect’s board of directors has adopted a resolution that any business combination between Prospect and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of Prospect and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Prospect’s bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if Prospect amends its bylaws to be subject to such Act) and the Business Combination Act, or any provision of Prospect’s charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Classified board of directors

Prospect’s board of directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire in 2009, 2010 and 2011 respectively, and in each case, until their successors are duly elected and qualify. Each year one class of directors will be elected to the board of directors by the stockholders. A classified board may render a change in control of Prospect or removal of Prospect’s incumbent management more difficult. Prospect believes, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of Prospect’s management and policies.

Election of directors

Prospect’s charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Under the charter, Prospect’s board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Prospect’s charter provides that the number of directors will be set only by the board of directors in accordance with Prospect’s bylaws. Prospect’s bylaws provide that a majority of its entire board of directors may at any time increase or decrease the number of directors. However, unless Prospect’s bylaws are amended, the number of directors may never be less than three nor more than eight. Prospect’s charter provides that, at such time as it has three independent directors and its common stock is registered under the Exchange Act of 1934, as amended, or the Exchange Act, Prospect elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Prospect’s charter provides that a director may be removed only for cause, as defined in its charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which Prospect’s charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of Prospect’s bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Prospect’s bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to Prospect’s notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in Prospect’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to Prospect’s notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give Prospect advance notice of nominations and other business is to afford Prospect’s board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by Prospect’s board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although Prospect’s bylaws do not give its board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to Prospect and its stockholders.

Calling of special meetings of stockholders

Prospect’s bylaws provide that special meetings of stockholders may be called by its board of directors and certain of its officers. Additionally, Prospect’s bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Prospect’s charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

Prospect’s charter also provides that certain charter amendments and any proposal for Prospect’s conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for Prospect’s liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of Prospect’s continuing directors (in addition to approval by its board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in Prospect’s charter as its current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Prospect’s charter and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of its bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed above, as permitted by the Maryland General Corporation Law, Prospect’s charter provides that stockholders will not be entitled to exercise appraisal rights.

COMPARISON OF SHAREHOLDER RIGHTS

The following is a summary of the material differences between the rights of Patriot shareholders and the rights of Prospect shareholders. This summary does not address each difference between Delaware law and Maryland law, but focuses on those differences which the companies believe are most relevant to Patriot shareholders. This summary is not intended to be complete and is qualified by reference to the certificate/articles of incorporation and bylaws of Prospect and Patriot, as well as the laws of Delaware and Maryland. The certificate/articles of incorporation and bylaws of Patriot and Prospect have been filed as exhibits to the registration statement of which this proxy/prospectus forms a part. Shareholders of Patriot may request copies of these documents as provided in “Where You Can Find More Information.”

Patriot	Prospect

Authorized Capital Stock
Patriot’s certificate of incorporation authorizes it to issue up to 49,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01 per share.	Prospect’s articles of incorporation authorize it to issue up to 100,000,000 shares of stock, initially consisting of 100,000,000 shares of common stock, par value $0.01 per share.

Preemptive Rights
The General Corporation Law of the State of Delaware, or DGCL provides that no shareholder will have any preemptive right to subscribe to an additional issue of stock or to any security convertible into stock unless such right is expressly granted in the certificate of incorporation. Patriot’s certificate of incorporation does not grant preemptive rights.	The Maryland General Corporation Law, or MGCL, does not confer preemptive rights on shareholders but does permit corporation’s to include a grant of preemptive rights in the charter. Prospect’s charter does not grant preemptive rights.

Amendment to Certificate of Incorporation
The DGCL and Patriot certification of incorporation provide that an amendment to the certificate of incorporation requires that the board of directors adopt a resolution setting forth the proposed amendment and that the shareholders must approve the amendment by a majority of outstanding shares entitled to vote (and a majority of the outstanding shares of each class entitled to vote, if any).. The Patriot certification of incorporation provides further that the affirmative vote of the holders of at least 66 2/3% of the shares of Patriot’s capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class shall be required to amend or repeal any provisions of Articles V (board of directors), VI (limitation of liability), VII (indemnification), VIII (shareholder action) or IX (amendment) of Patriot’s certificate of incorporation.	The MGCL provides that a corporation may amend its charter by the affirmative vote of two-thirds of all outstanding stock entitled to vote, or of each class if more than one class is entitled to vote. Prospect’s charter provides further that the affirmative vote of the holders of at least 80% of the shares of Prospect’s stock then outstanding shall be required to amend or repeal provisions relating to the number, class, and election of directors; extraordinary actions; removal of directors; and amendment of the charter. The MGCL provides further that, if the charter provides, the board of directors may, by a majority vote of the entire board, amend the charter to increase or decrease the aggregate number of authorized shares of stock or the number of authorized shares of any class of stock without shareholder approval. Prospect has reserved all such rights under its charter.

Patriot	Prospect

Amendment to Bylaws
The Patriot certificate of incorporation provides that the Board of Directors is expressly authorized to adopt, amend or repeal the bylaws, and that any bylaws made by the directors may be amended or repealed by the directors or by the shareholders. Notwithstanding anything in the certificate of incorporation to the contrary, the bylaws may not be amended or repealed by the shareholders, and no provision inconsistent with the bylaws shall be adopted by the shareholders, without the vote of the holders of 66 2/3% of the shares of Patriot’s capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class.	As permitted by the MGCL, Prospect has granted its board of directors the exclusive power to adopt, alter, or repeal any provision of its bylaws and to make new bylaws.

Voting Rights and Required Vote Generally
The DGCL and Patriot’s bylaws provide that unless otherwise provided in the certificate of incorporation, each shareholder is entitled to one vote for each share of capital stock held by such shareholder. Patriot’s bylaws provide further that all matters brought before a shareholders meeting require the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at a shareholders meeting at which a quorum is present, unless the questions is one upon which by express provision of statute or of the certificate of incorporation or the bylaws, a different vote is required, in which case such express provision governs.	The MGCL provides that, unless the charter provides otherwise, each share is entitled to one vote. Once a quorum is deemed present at a meeting, a majority of votes cast for any action shall be the vote of the shareholders except in certain specified situation. The situations which require the affirmative vote of two-thirds of all the votes entitled to be cast include consolidations, mergers, share exchanges and transfers of assets, dissolution, revival or amendment of charter, reductions in stated capital and removal of directors in some circumstances. Unless the charter or bylaws provide otherwise, a plurality of all the votes cast in sufficient to elect a director. The charter of a Maryland corporation, however, may provide for a greater or lesser proportion of votes than is required by the provisions above, but the proportion may never be less than a majority of all votes entitled to be cast on such matters. Pursuant to Prospect’s bylaws, a majority of votes cast for any action shall be the vote of shareholders, except for the aforementioned situations that require the affirmative vote of two-thirds of all the votes entitled to be cast.

Notice of Shareholders’ Meeting
As permitted under the DGCL, the Patriot bylaws provide that written notice of an annual or special meeting must be served upon or mailed to each shareholder entitled to vote at such meeting at least 10 but not more than 60 days prior to the meeting. Such notice must state the location, date and hour of the meeting. A notice of a special meeting must describe the order of business to be addressed at the meeting.	As permitted under the MGCL, the Prospect bylaws provide that written or printed notice of an annual or special meeting must be served upon or mailed to each shareholder entitled to vote at such meeting and to each shareholder not entitled to vote who is entitled to notice of the meeting, at least 10 but not more than 90 days prior to the meeting. The notice must state the time and place of the meeting and, in the case of a special meeting, the purpose for which the meeting is called.

Patriot	Prospect

Quorum for Meeting of Shareholders
The DGCL and Patriot bylaws provide that a quorum for a shareholders meeting consists of a majority of shares entitled to vote present in person or represented by proxy at such meeting, unless the certificate of incorporation or bylaws of the corporation provide otherwise.	As permitted by the MGCL, the Prospect bylaws provide that a quorum for a shareholders meeting consists of a majority of shares entitled to vote present in person or represented by proxy at such meeting, except with respect to any matter that, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock , in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each class on such a matter will constitute a quorum.

Shareholder Action by Written Consent
The DGCL provides that any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be needed to take the action at a meeting where all shares entitled to vote were present and voted. Every written consent must show the date of signature of each shareholder who signs the consent, and no written consent will be effective to take the action referred to in the consent unless, within 60 days of the earliest dated consent delivered to the corporation, written consents signed by a sufficient number of shareholders to take action are delivered to the corporation.
The consent to action in lieu of a meeting must be given in writing or by electronic transmission by the holders of all outstanding shares entitled to vote on the matter and filed in paper or electronic form with the records of the shareholders’ meetings. In addition, unless the charter requires otherwise, the holders of any class of stock, other than common stock entitled to vote generally in the election of directors, may take action or consent to any action by delivering, in writing or by electronic transmission, consent of the shareholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a shareholders’ meeting if the corporation gives notice of the action to each holder of the class of stock not later than 10 days after the effective time of the action.

A written consent may not take effect unless written consents signed by a sufficient number of shareholders to take action are delivered to the corporation within 60 days after the date of the earliest consent.

Special Meetings of Shareholders
The DGCL provides that special meetings of the shareholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws. The DGCL does not require that shareholders be given the right to call special meetings. The Patriot bylaws state that special meetings of the shareholders may be called by the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officers.	As permitted by the MGCL, Prospect’s bylaws provide that special meetings of shareholders may be called by its president, Board of Directors and certain of its officers. Additionally, Prospect’s bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the secretary of the corporation upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. Unless the meeting is requested by a majority of the shareholders entitled to vote, a special meeting need not be called to consider any matter which substantially the same as matter voted on at any special meeting of shareholders held during the preceding 12 months.

Patriot	Prospect

Voting Rights in Extraordinary Transactions
The DGCL generally requires that any merger, consolidation or sale of substantially all the assets of a corporation be approved by a vote of a majority of all outstanding shares entitled to vote thereon. Although a Delaware corporation’s certificate of incorporation may provide for a greater vote, Patriot’s certificate of incorporation does not do so.
The MGCL provides that a merger must be approved by holders of two-thirds of all shares or of each class entitled to vote on the matter, provided that certain mergers with subsidiaries, share exchanges, and transfers of assets may only require approval of the board of directors.

The Prospect charter provides that, notwithstanding any provisions of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any extraordinary action will be effective if declared advisable by the board of directors and approved by the affirmative vote of holders shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Dissenters’ or Appraisal Rights
Under the DGCL, a shareholder of a Delaware corporation who has not voted in favor of, nor consented in writing to, a merger or consolidation in which the corporation is participating generally has the right to an appraisal of the fair value of the shareholder’s shares of stock, subject to specified procedural requirements. The DGCL does not confer appraisal rights, however, if the corporation’s stock is either (1) listed on a national securities exchange or (2) held of record by more than 2,000 holders. Even if a corporation’s stock meets the foregoing requirements, however, the DGCL provides that appraisal rights generally will be permitted if shareholders of the corporation are required to accept for their stock in any merger, consolidation or similar transaction anything other than (1) shares of the corporation surviving or resulting from the transaction, or depository receipts representing shares of the surviving or resulting corporation, or those shares or depository receipts plus cash in lieu of fractional interests, (2) shares of any other corporation, or depository receipts representing shares of the other corporation, or those shares or depository receipts plus cash in lieu of fractional interests, which shares or depository receipts are listed on a national securities exchange or held of record by more than 2,000 holders, or (3) any combination of the foregoing.

Under the DGCL, appraisal rights are not available in the merger for Patriot shareholders.	Shareholders of any Maryland corporation have the right to demand and to receive payment of the fair value of their stock in the event of (1) a merger or consolidation, (2) a share exchange, (3) a transfer of assets, (4) a charter amendment altering contract rights of outstanding stock (unless the right to do so is reserved in the charter) or (5) certain business combinations. The right to fair value does not apply if (1) the stock is listed on a national securities exchange; (2) the stock is that of the successor in a merger; (3) the stock is not entitled to be voted on the transaction or the shareholder did not own the stock on the record date for determining shareholders entitled to vote on the transaction; (4) the charter provides that the holders of the stock are not entitled to exercise the rights of an objective shareholder; or (5) the stock is that of an open-end investment company registered with the SEC under the Investment Company Act of 1940 and the stock is valued in the transaction at its net asset value. A shareholder of a Maryland corporation also has appraisal rights when the corporation amends its charter in a way which alters the contract rights of any outstanding stock and substantially and adversely affects the shareholder’s right unless the right to do so is reserved in the corporation’s charter.

Except with respect to appraisal rights arising in connection with the Control Share Act, as permitted by the Maryland General Corporation Law, Prospect’s charter provides that shareholders will not be entitled to exercise appraisal rights.

Patriot	Prospect

Shareholder Inspection of Corporate Records
The DGCL provides any shareholder with the right to inspect the corporation’s stock ledger, shareholder lists and other books and records for a purpose reasonably related to the person’s interest as a shareholder. A complete list of the shareholders entitled to vote at a shareholders meeting must be available for shareholder inspection at least 10 days before the meeting. In addition to the inspection rights granted under the DGCL, the Patriot bylaws provide that at least ten days before every meeting of the shareholders, the officer in charge of the stock ledger will prepare a complete list of the shareholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of and the number of shares registered in the name of each shareholder. Such list will be open for examination for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting on a reasonably accessible electronic network, provide that the information required to gain access is provided with notice of the meeting, or at Patriot’s principal place of business. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time of the meeting, and may be inspected by any shareholder who is present.	During usual business hours, any shareholder of a Maryland corporation may inspect and copy the bylaws, minutes, annual reports or voting trust agreements on file at the corporation’s principal office. The individual may also make a written request for a statement by the corporation showing all stock and securities issued and consideration received by the corporation within the preceding 12 months. One or more persons who together are, and for at least six months have been, shareholders of record of at lest five percent of the outstanding stock of any class of a Maryland corporation may (1) inspect and copy the corporation’s books of account and its stock ledger during usual business hours, upon written request, (2) present to any officer or resident agent of the corporation a written request for a statement of its affairs, setting forth the corporation’s assets and liabilities as of a reasonably current date and (3) in the case of any corporation which does not maintain a stock ledger at its principal office, present to any officer or resident agent of the corporation a written request of a list of its shareholders, setting forth the name and address of each shareholder and the number of shares of each class which the shareholder holds. Within 20 days after the request is made, the corporation will prepare this information and have it available on file at its principal office.

Patriot	Prospect

Shareholder Proposals
The Patriot bylaws provide that shareholders may propose business for any annual meeting if the shareholder gives proper notice and if the shareholders is a shareholder of record on the date of the giving of the notice and on the record date for the determination of shareholders entitled to vote at the annual meeting. For the notice to be timely, it must be delivered to Patriot’s principal executive offices at least 90 days prior to the date of the anniversary of the previous year’s annual meeting, unless the annual meeting is scheduled either 30 days before or 60 days after the anniversary date, in which case notice must be received no later than 90 business days prior to the annual meeting or the 10th day after notice of the meeting was mailed or disclosed. The notice must include (i) a brief description of each matter the shareholder proposed to bring at the annual meeting, (ii) the name and record address of the shareholder, (iii) the class or series and number shares of capital stock of the shareholder, (iv) a description of all arrangements or understandings between the shareholder and any other person in connection with the proposal of the business and any material interest of the shareholder in the business, and (v) a representation that the shareholder intends to appear in person or by proxy at the annual meeting.	Prospect’s bylaws provide that with respect to an annual meeting of shareholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by shareholders may be made by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of shareholders, only the business specified in the notice of the meeting may be brought before the meeting.

To be timely, notices must be delivered to the secretary at Prospect’s principal executive office not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting or later than the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided that if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder must be delivered not earlier than the 150th day prior to the date of the annual meeting and not later than the 120th day prior to the date of the annual meeting. The notice must include a description of the business that the shareholder proposes to bring, the reason for proposing such business, and the any material interest in the business of any shareholder. The notice must also include the class, series and number of all shares of stock of the shareholder providing notice; the name and address, if different, of certain associated persons; and to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the proposal.

Number of Directors on Board
The DGCL provides that a corporation’s board of directors must consist of one or more individuals, with the number fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number, in which case a change in the number of directors shall be made only by amendment of the certificate. The DGCL further provides that directors need not be shareholders of the corporation unless the corporation’s certificate of incorporation or bylaws so provide. Patriot’s bylaws provide that the number of directors will not be fewer than 5 or greater than 11.	As permitted by the MGCL, Prospect’s charter provides that the number of directors will be set only by the Board of Directors in accordance with its bylaws. Prospect’s bylaws provide that a majority of the entire Board of Directors may at any time increase or decrease the number of directors. However, unless Prospect’s bylaws are amended, the number of directors may never be less than three nor more than eight.

Patriot	Prospect

Classification of Directors
The DGCL permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into two or three classes with staggered terms of office, with only one class of directors standing for election each year. Patriot’s certificate of incorporation provides that, from the first date that Patriot has more than give shareholders, the board of directors will be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as possible (and no class will have less than one director). The term of office of directors of one class expires at each annual meeting of the shareholders.	The MGCL provides that a corporation may divide the directors into classes and may provide for a term of office which may not be more than five years. The term of at least one class of directors, however, must expire each year. The board of directors of an eligible Maryland corporation may, notwithstanding contrary charter or bylaw provisions, divide its members into three classes, which must to the extent possible have the same number of directors. If the board of directors classifies its members in this way, it must, prior to the first annual meeting sot shareholders after doing so, designate members to serve as Class I, Class II and Class III directors, who then serve until the ends of these terms.

Prospect’s Board of Directors is divided into three classes of directors serving staggered three-year terms. Each year one class of directors is elected to the Board of Directors by the shareholders.

Patriot	Prospect

Nomination and Election of Directors
As permitted by the DGCL, Patriot’s bylaws provide that nominations of persons for election to the board of directors may be made at any annual meeting of shareholders, or at any special meeting of shareholders called for the purpose of electing directors, by the board of directors or by any shareholder who is a shareholder of record on the date of the giving of notice of nomination. In order for a shareholder nomination to be effective, the shareholder must provide notice to Patriot’s executive offices (a) in the case of an annual meeting, at least 90 days prior to the date of the anniversary of the previous year’s annual meeting, unless the annual meeting is scheduled either 30 days before or 60 days after the anniversary date, in which case notice must be received no later than 90 business days prior to the annual meeting or the 10th day after notice of the meeting was mailed or disclosed, or (b) in the case of a special meeting, within 10 days following notice of the date of the special meeting. The shareholder nomination must be in proper form, including (a) as to each nominee, (i) the name, age, business address and residence address of the person, (ii) the principal occupation of the person, (iii) the class or series and number of shares of stock owned by the person, and (iv) and other information relating to the person that would be required to be disclosed in a proxy statement; and as to each shareholder giving notice, (i) the name and record address of the shareholder, (ii) the class or series and number of shares owned by that shareholder, (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and other person or persons pursuant tow which the nominations are to be made by the shareholder, (iv) a representation that the shareholder intends to appear in person or by proxy to nominate the persons named in the notice, and (v) any other information relating to the shareholder that would be required to be disclosed in a proxy statement.

The DGCL further provides that unless a corporation’s certificate of incorporation or bylaws otherwise provides, directors of a corporation are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote in the election at a shareholders meeting at which a quorum is present (i.e., the nominees for director receiving the highest number of affirmative votes, up to the number of directors to be elected, are elected).	An annual meeting of shareholders shall be held for the election of directors.

Nominations of persons for election to the Board of Directors at a an annual meeting may be made by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws, provided that the Board of Directors has determined that directors will be elected at the meeting. To be timely, notices must be delivered to the secretary at Prospect’s principal executive office not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting or later than the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided that if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the shareholder must be delivered not earlier than the 150th day prior to the date of the annual meeting and not later than the 120th day prior to the date o f the annual meeting. The notice must include, as to each individual being nominated, the name, age, business address and residence address of such individual; the class, series and number of any shares of stock of the individual; the date such shares were acquired and the investment intent of the acquisition; whether the shareholder believes the individual is an interested person of Prospect; and any other information relating to the individual that is required to be disclosed in solicitation of proxies. The notice must also include, as to the shareholder, all other information normally required for a shareholder proposal.

The MGCL provides that a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

Patriot	Prospect

Removal of Directors
As permitted by the DGCL, Patriot’s certificate of incorporation provides that any director may be removed from office at any time, but only for cause, at a meeting called for that purpose, and only by the vote of the holders of at least 66 2/3% of the shares of Patriot’s capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class. Further, whenever the holders of one or more series of Preferred Stock have the right, voting separately or together by series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorship will be governed by the rights of the preferred stock as set forth in the certificate of designations governing that series.	As permitted by the MGCL, Prospect’s charter provides that a director may be removed only for cause, as defined in the charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Vacancies on Board
As permitted by the DGCL, Patriot’s certificate of incorporation provides that the board of directors is expressly authorized to change the number of directors in any or all of the classes without consent of the shareholders. Subject to the rights of the shares of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the number of directors or any vacancies on the board of directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause may only be filled by the board of directors, provided that a quorum is then in office and present, or by a majority of the directors then in office, if less than a quorum is then in office, or by the sole remaining director. Directors elected to fill a newly created directorship or other vacancies will hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director’s successor has been elected and qualified.	As permitted by the MGCL, Prospect’s charter provides that, at such time as it has three independent directors and its common stock is registered under the Exchange Act of 1934, as amended, or the Exchange Act, it elects to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies.

Patriot	Prospect

Limitation on Personal Liability of Directors
As permitted by the DGCL, Patriot’s certificate of incorporation eliminates the liability of a director to the corporation or its shareholders for monetary damages for a breach of the director’s fiduciary duties, except liability for any breach of the director’s duty of loyalty to the corporation’s shareholders, for acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law, under Section 174 of the DGCL (which deals generally with unlawful payments of dividends, stock repurchases and redemptions), and for any transaction from which the director derived an improper personal benefit.	Pursuant to the MGCL, a corporation may, in its charter, eliminate or limit a director’s (and an officer’s) personal liability to the corporation and its shareholders for monetary damages with certain exceptions. A director who performs his or her duties in accordance with the standard of conduct described in the MGCL is immune from liability. Furthermore, a corporations’ charter may either expand or limit directors’ and officers’ liability to the corporation or shareholders. The only exceptions to the liability limitation permitted in the charter are (a) actual receipt of an improper benefit of profit in money, property or services and (b) active and deliberate dishonesty established by a final judgment as material to the cause of action. The corporation may only limit liability for monetary damages in suits by the corporation or the shareholders (and not by third parties) and may not limit the availability of equitable remedies.

Prospect has, to the fullest extent possible under Maryland law, limited the liability of its directors and officers.

Patriot	Prospect

Indemnification of Officers and Directors
Patriot’s certificate of incorporation provides that any person who is made party to any proceeding because he or she was or is a director or officer of Patriot will be indemnified and held harmless by Patriot to the fullest extent permitted by the DGCL. The DGCL provides that a corporation may indemnify its officers, directors, employees and agents against liabilities and expenses incurred in proceedings if the person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe that the person’s conduct was unlawful. The DGCL further provides that no indemnification is available in respect of a claim as to which the person has been adjudged to be liable to the corporation, unless and only to the extent that a court determines that in view of all the circumstances, such person is fairly and reasonably entitled to indemnity for such expenses that the court deems proper. Under the DGCL, a Delaware corporation must indemnify its present or former directors and officers against expenses (including attorneys’ fees) actually and reasonably incurred to the extent that the officer or director has been successful on the merits or otherwise in defense of any action, suit or proceeding brought against him or her by reason of the fact that he or she is or was a director or officer of the corporation.	The MGCL requires a corporation (unless its charter provides otherwise, which Prospect’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Patriot	Prospect

Prospect’s charter authorizes, and Prospect’s bylaws obligates, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, Prospect to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at its request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Prospect will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Interested Director Transactions
The DGCL generally permits transactions involving a corporation and an interested director of that corporation if: (i) the material facts as to the director’s relationship or interest and as to the transaction are disclosed or are known to the board of directors or a committee thereof, and the board of directors or committee in good faith authorizes the transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors represent less than a quorum; (ii) the material facts as to the director’s relationship or interest and as to the transaction are disclosed or are known to the shareholders entitled to vote thereon, and the transaction is specifically approved in good faith by vote of the shareholders; or (iii) the transaction is fair to the corporation. The DGCL allows loans to officers and employees whenever, in the judgment of the directors, such loan may reasonably be expected to benefit the corporation.	Pursuant to the MGCL, no contract or transaction is void solely because of the common directorship or interest, or because a director, having a financial interest in a matter, is present at the meeting at which the matter is ratified or votes for such matter at said meeting, if: (1) the material facts are made known to the other directors and the contract or transaction is approved by a majority of disinterested directors although less than a quorum; (2) the material facts are made known to shareholders and the contract or transaction is approved by a majority of votes cast by disinterested shareholders; or (3) the contract or transaction is reasonable to the corporation. Maryland also provides that directors of investment companies (as define by the Investment Company Act of 1940 (the “1940 Act”)) making any decision or taking any action as directors are deemed independent and disinterested unless they fit the definition of “interest person” set forth in the 1940 Act. The 1940 Act specifically provides that a person is not interest solely by reason of being a director, owner of securities or family member of a director or owner of securities.

Appointment and Removal of Officers
As permitted by the DGCL, the Patriot bylaws provide that Patriot’s officers will be appointed by the board of directors, which may determine the order of the officers’ rank. The officers will be elected annually at the first meeting of the board of directors held after each annual meeting of the shareholders. Any Patriot officer can be removed, either with or without case, at any time, by the board of directors.	As permitted by the MGCL, Prospect’s bylaws provides that Prospect shall include a president, secretary and treasurer and may include a chief executive officer, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. The officers shall be elected annually by the board of directors. Any officer can be removed, either with or without case, at any time, by the board of directors.

Patriot	Prospect

Control Share Acquisition Statutes
Section 203 of the DGCL is Delaware’s business combination statute. Section 203 is designed to protect publicly traded Delaware corporations, such as Patriot, from hostile takeovers, by prohibiting a Delaware corporation from engaging in a “business combination” with a person beneficially owning 15% or more of the corporation’s voting stock for three years following the time that person becomes a 15% beneficial owner, with certain exceptions. A corporation may elect not to be governed by Section 203 of the DGCL.	The MGCL under the Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:
• one-tenth or more but less than one-third,
• one-third or more but less than a majority, or
• a majority or more of all voting power.
The requisite shareholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any shareholders meeting.

Patriot	Prospect

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of shareholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a shareholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other shareholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Prospect’s bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of its shares of stock.

Patriot	Prospect

Dividends and Stock Repurchases
The DGCL provides that, subject to any restrictions in a corporation’s certificate of incorporation, dividends may be declared from the corporation’s surplus, or, if there is no surplus, from its net profits for the fiscal year in which the dividend is declared and for the preceding fiscal year. Dividends may not be declared out of net profits, however, if the corporation’s capital has been diminished to an amount less than the aggregate amount of all capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets until the deficiency in the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets is repaired. Furthermore, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the redemption or repurchase would not impair the capital of the corporation. The Patriot certificate of incorporation states only that the right of the holders of shares of common stock to receive dividends is subject to the rights of the shares of then outstanding preferred stock.	A Maryland corporation may provide by its charter than any specified class of stock (including common stock) may be redeemed at the option of the corporation or the holders of the stock or as the result of facts ascertainable outside the charter. The charter may (and Prospect’s charter does) provide that the board of directors may classify or reclassify any unissued stock by setting or changing terms or conditions of redemption).

Maryland permits a corporation, subject to any restriction in its charter, to make any distribution authorized by the board of directors if, after the distribution, the corporation would not be insolvent in either the “equity sense” (inability to pay debts as they become due in the usual course) or the “balance sheet sense” (assets being less than the sum of liabilities plus, unless the charter provides otherwise, senior liquidation preferences). In addition, for purposes of determining compliance with the insolvency tests, Maryland permits assets to be valued on the basis of a “fair valuation” of the assets or upon any other “reasonable” method rather than limiting application of the tests to the financial statements. The corporation may make a distribution in money or in any other property of the corporation.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since Prospect generally acquires and disposes of its investments in privately negotiated transactions, it infrequently uses brokers in the normal course of its business. The aggregate amount of brokerage commissions paid by Prospect during the three most recent fiscal years is $105,613. Subject to policies established by Prospect’s board of directors, Prospect Capital Management is primarily responsible for the execution of the publicly-traded securities portion of Prospect’s portfolio transactions and the allocation of brokerage commissions.

Prospect Capital Management does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for Prospect, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Prospect Capital Management generally seeks reasonably competitive trade execution costs, Prospect will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Prospect Capital Management may select a broker based partly upon brokerage or research services provided to it and Prospect and any other clients. In return for such services, Prospect may pay a higher commission than other brokers would charge if Prospect Capital Management determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

The validity of Prospect’s common stock to be issued in connection with the merger will be passed upon for Prospect by Venable LLP. Sutherland Asbill & Brennan LLP will pass upon certain legal matters to the effect that, subject to the assumptions set forth in such opinion, the merger will constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code.

EXPERTS

The consolidated financial statements of Prospect as of June 30, 2008 and 2007 included in this document and registration statement, and the effectiveness of Prospect’s internal control over financial reporting as of June 30, 2008 have been audited by BDO Seidman, LLP, Prospect’s independent registered public accounting firm. Such consolidated financial statements are included herein in reliance on such report given upon the authority of such firm as experts in accounting and auditing.

The consolidated financial statements, schedule and management’s assessment of the effectiveness of internal control over financial reporting of Patriot Capital Funding, Inc. included in this registration statement have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants (which report expressed an unqualified opinion and contained explanatory paragraphs relating to substantial doubt about the Company’s ability to continue as a going concern and the adoption of Statement of Financial Accounting Standards No. 157 — Fair Value Measurements), upon the authority of said firm as experts in accounting and auditing in giving said reports.

OTHER MATTERS

According to Patriot’s bylaws, business to be conducted at a special meeting of shareholders may only be brought before the meeting pursuant to a notice of meeting or otherwise properly brought before the meeting by or at the direction of Patriot’s board of directors. No matters other than the matters described in this document are anticipated to be presented for action at the special meeting or at any adjournment or postponement of the special meeting.

Patriot will hold a 2010 annual meeting of shareholders only if the merger is not completed. If it is determined that the merger will not be completed as contemplated by the merger agreement, Patriot will provide notice of the date fixed for the annual meeting, as well as the deadline for submitting shareholder proposals for such meeting and for having such shareholder proposals included in its proxy statement.

WHERE YOU CAN FIND MORE INFORMATION

Prospect has filed with the SEC a registration statement on Form N-14 together with all amendments and related exhibits under the Securities Act of 1933. The registration statement contains additional information about Prospect and the securities being offered by this prospectus.

Prospect and Patriot file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934. You can inspect any materials filed by Prospect and Patriot with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room.

The information Prospect files with the SEC is available free of charge by contacting it at 10 East 40th Street, 44th Floor, New York, NY 10016, or by telephone at (212) 448-0702 or on its website at www.prospectstreet.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including Prospect, that file such information electronically with the SEC. The address of the SEC’s website is www.sec.gov. Information contained on Prospect’s website or on the SEC’s website about Prospect is not incorporated into this prospectus and you should not consider information contained on Prospect’s website or on the SEC’s website to be part of this prospectus.

The information Patriot files with the SEC is available free of charge by contacting it at 274 Riverside Avenue, Westport, CT 06880, or by telephone at (203) 429-2700 or on its website at www.patcapfunding.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including Patriot, that file such information electronically with the SEC. The address of the SEC’s website is www.sec.gov. Information contained on Patriot’s website or on the SEC’s website about Patriot is not incorporated into this prospectus and you should not consider information contained on Patriot’s website or on the SEC’s website to be part of this prospectus.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED FINANCIAL STATEMENTS FOR THE
THREE AND NINE MONTHS ENDED MARCH 31, 2009 (UNAUDITED)
AND
CONSOLIDATED FINANCIAL STATEMENTS FOR THE
YEARS ENDED JUNE 30, 2008 AND 2007

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2009 and June 30, 2008
(In thousands, except share and per share data)

	March 31,	June 30,
	2009	2008
	(Unaudited)	(Audited)

ASSETS
Investments at fair value (cost of $567,306 and $496,805, respectively, Note 3)
Control investments (cost of $221,744 and $203,661, respectively)	$220,263	$205,827
Affiliate investments (cost of $33,546 and $5,609, respectively)	30,819	6,043
Non-control/Non-affiliate investments (cost of $312,016 and $287,535, respectively)	303,959	285,660

Total investments at fair value	555,041	497,530

Investments in money market funds	39,254	33,000
Cash	449	555
Receivables for:
Interest, net	5,929	4,094
Dividends	16	4,248
Loan principal	—	71
Managerial assistance	473	380
Prepaid prospective deal expenses	86	—
Other	109	187
Prepaid expenses	221	273
Deferred financing costs	1,228	1,440

Total Assets	602,806	541,778

LIABILITIES
Credit facility payable	137,567	91,167
Dividends payable	12,671	11,845
Due to Prospect Administration (Note 7)	742	695
Due to Prospect Capital Management (Note 7)	5,813	5,946
Accrued expenses	1,324	1,104
Other liabilities	665	1,398

Total Liabilities	158,782	112,155

Net Assets	$444,024	$429,623

Components of Net Assets
Common stock, par value $0.001 per share (100,000,000 and 100,000,000 common shares authorized, respectively; 31,286,128 and 29,520,379 issued and outstanding, respectively)	$31	$30
Paid-in capital in excess of par	456,398	441,332
Undistributed net investment income	12,171	1,508
Accumulated realized losses on investments	(12,311)	(13,972)
Unrealized (depreciation) appreciation on investments	(12,265)	725

Net Assets	$444,024	$429,623

Net Asset Value Per Share	$14.19	$14.55

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS
For The Three and Nine Months Ended March 31, 2009 and 2008
(Unaudited)
(In thousands, except share and per share data)

	For the Three Months		For the Nine Months
	Ended March 31,		Ended March 31,
	2009	2008	2009	2008

Investment Income
Interest Income
Control investments (Net of foreign withholding tax of $28, $35, $137, and $193, respectively)	$5,503	$4,556	$17,300	$15,111
Affiliate investments (Net of foreign withholding tax of $0, $0, $0, and $70, respectively)	730	290	2,365	1,612
Non-control/Non-affiliate investments	9,832	10,044	31,197	25,815

Total interest income	16,065	14,890	50,862	42,538

Dividend income
Control investments	4,400	3,300	13,568	6,950
Money market funds	45	123	265	557

Total dividend income	4,445	3,423	13,833	7,507

Other income: (Note 4)
Control/Affiliate investments	—	200	831	210
Non-control/Non-affiliate investments	159	3,487	13,155	5,699

Total other income	159	3,687	13,986	5,909

Total Investment Income	20,669	22,000	78,681	55,954

Operating Expenses
Investment advisory fees:
Base management fee (Note 7)	2,977	2,388	8,740	6,366
Income incentive fee (Note 7)	2,930	3,230	11,795	7,861

Total investment advisory fees	5,907	5,618	20,535	14,227
Interest and credit facility expenses	1,345	1,863	4,828	4,719
Sub-administration fees (including former Chief Financial Officer and Chief Compliance Officer)	177	228	644	620
Legal fees	107	449	590	2,224
Valuation services	139	198	561	431
Audit, compliance and tax related fees	219	45	848	348
Allocation of overhead from Prospect Administration (Note 7)	588	588	1,764	1,108
Insurance expense	61	64	185	192
Directors’ fees	61	55	204	165
Other general and administrative expenses	345	(27)	807	476
Excise taxes	—	—	533	—

Total Operating Expenses	8,949	9,081	31,499	24,510

Net Investment Income	11,720	12,919	47,182	31,444

Net realized gain (loss) on investments	—	208	1,661	(18,413)
Net change in unrealized appreciation/depreciation on investments	3,611	(14,386)	(12,990)	(9,426)

Net Increase (Decrease) in Net Assets Resulting from Operations	$15,331	$(1,259)	$35,853	$3,605

Net increase (decrease) in net assets resulting from operations per share: (Note 6)	$0.51	$(0.05)	$1.21	$0.16

Dividends declared per share:	$0.41	$0.40	$1.21	$1.18

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For The Nine Months Ended March 31, 2009 and 2008
(Unaudited)
(In thousands, except share data)

	For the Nine Months Ended March 31,
	2009	2008

Increase in Net Assets from Operations:
Net investment income	$47,182	$31,444
Net realized gain (loss) on investments	1,661	(18,413)
Net change in unrealized appreciation/depreciation on investments	(12,990)	(9,426)

Net Increase in Net Assets Resulting from Operations	35,853	3,605

Dividends to Shareholders:	(36,519)	(27,667)

Capital Share Transactions:
Net proceeds from capital shares sold	12,300	94,230
Less: Offering costs of public share offerings	(513)	(1,251)
Reinvestment of dividends	3,280	2,753

Net Increase in Net Assets Resulting from Capital Share Transactions	15,067	95,732

Total Increase in Net Assets:	14,401	71,670
Net assets at beginning of period	429,623	300,048

Net Assets at End of Period	$444,024	$371,718

Capital Share Activity:
Shares sold	1,500,000	6,150,000
Shares issued through reinvestment of dividends	265,749	171,314

Net increase in capital share activity	1,765,749	6,321,314
Shares outstanding at beginning of period	29,520,379	19,949,065

Shares Outstanding at End of Period	31,286,128	26,270,379

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
For The Nine Months Ended March 31, 2009 and 2008
(Unaudited)
(In thousands, except share data)

	For the Nine Months
	Ended March 31,
	2009	2008

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$35,853	$3,605
Net realized (gain) loss on investments	(1,661)	18,413
Net change in unrealized appreciation/depreciation on investments	12,990	9,426
Accretion of original issue discount on investments	(2,323)	(1,785)
Amortization of deferred financing costs	540	547
Gain on settlement of net profits interest	(12,576)	—
Change in operating assets and liabilities:
Payments for purchases of investments	(89,052)	(192,311)
Payment-In-Kind interest	(1,324)	(722)
Proceeds from sale of investments and collection of investment principal	36,435	66,063
Purchases of cash equivalents	(29,999)	(229,955)
Sales of cash equivalents	29,999	229,938
Net (increase) decrease investments in money market funds	(6,254)	14,511
Increase in interest receivable, net	(1,835)	(1,900)
Decrease in dividends receivable	4,232	218
Decrease (increase) in loan principal receivable	71	(107)
Increase in receivable for securities sold	—	(506)
Decrease in receivable for structuring fees	—	1,625
Increase in receivable for managerial assistance	(93)	—
Increase in receivable for potential deal expenses	(86)	—
Decrease (increase) in other receivables	78	(148)
Decrease in prepaid expenses	52	173
Decrease in payables for securities purchased	—	(70,000)
Increase in due to Prospect Administration	47	601
(Decrease) increase in due to Prospect Capital Management	(133)	1,054
Increase (decrease) in accrued expenses	220	(85)
(Decrease) increase in other liabilities	(733)	640

Net Cash Used In Operating Activities:	(25,552)	(150,705)

Cash Flows from Financing Activities:
Borrowings under credit facility	54,500	184,992
Payments under credit facility	(8,100)	(94,325)
Financing costs paid and deferred	(328)	(415)
Net proceeds from issuance of common stock	12,300	94,230
Offering costs from issuance of common stock	(513)	(1,251)
Dividends paid	(32,413)	(15,956)

Net Cash Provided By Financing Activities:	25,446	167,275

Total (Decrease) Increase in Cash	(106)	16,570
Cash balance at beginning of period	555	—

Cash Balance at End of Period	$449	$16,570

Cash Paid For Interest	$4,015	$1,825

Non-Cash Financing Activity:
Amount of shares issued in connection with dividend reinvestment plan	$3,280	$2,753

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2009 and June 30, 2008

			March 31, 2009
		Par Value/			% of
	Locale/	Shares		Fair	Net
Portfolio Investments(1)	Industry	Ownership %	Cost	Value(2)	Assets
			(Unaudited)
		(In thousands, except share data)

Control Investments (25.00% or greater of voting control)
Ajax Rolled Ring & Machine	South Carolina/ Manufacturing
Unrestricted common shares (7 total unrestricted common shares issued and outstanding and 681.85 restricted common shares issued and outstanding)		6	$—	$—	0.0%
Series A convertible preferred shares (7,222.6 total preferred shares issued and outstanding)		6,142.6	6,057	1,100	0.2%
Senior secured note — Tranche A, 10.50%, 4/01/2013(4),(28)		$21,597	21,597	21,597	4.9%
Subordinated secured note — Tranche B, 11.50% plus 6.00% PIK, 4/01/2013(4),(29)		$11,500	11,500	11,500	2.6%

			39,154	34,197	7.7%

C&J Cladding LLC(4)	Texas/Metal Services
Warrant, common units, expiring 3/30/2014 (1,000 total company units outstanding)		400	580	5,279	1.2%
Senior secured note, 14.00%, 3/30/2012(12)		$3,900	3,434	4,193	0.9%

			4,014	9,472	2.1%

Change Clean Energy Holdings, Inc. (“CCEHI”), Worcester Energy Co, Inc. (“WECO”), and Worcester Energy Holdings, Inc. (“WEHI”) (together “Biomass”)(9)	Maine/Biomass Power
CCEHI common shares (1,000 total common shares issued and outstanding)		1,000	6,000	6,000	1.4%
WECO common shares (552 total common shares issued and outstanding)		282	1,625	—	0.0%
WEHI common shares (100 total common shares issued and outstanding)		100	—	—	0.0%
Senior secured note, stated rate 12.50% plus 5.00% default interest, in non-accrual status effective 7/01/2008, matures 12/31/2012		$35,599	35,509	—	0.0%

			43,134	6,000	1.4%

Gas Solutions Holdings, Inc.(3)	Texas/Gas Gathering and Processing
Common shares (100 total common shares outstanding)		100	5,022	60,186	13.6%
Senior secured note, 18.00%, 12/22/2018(4)		$25,000	25,000	25,000	5.6%

			30,022	85,186	19.2%

Integrated Contract Services, Inc.(5)	North Carolina/ Contracting
Common stock (100 total common shares outstanding)		49	717	—	0.0%
Series A preferred shares (10 total Series A preferred shares outstanding)		10	—	—	0.0%
Junior secured note, stated rate 7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due		$14,003	14,003	3,030	0.7%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

			March 31, 2009
		Par Value/			% of
	Locale/	Shares		Fair	Net
Portfolio Investments(1)	Industry	Ownership %	Cost	Value(2)	Assets
			(Unaudited)
		(In thousands, except share data)

Senior secured note, stated rate 7.00% plus 7.00% PIK plus 6.00% default Interest, in non-accrual status effective 10/09/2007, past due		$800	$800	$800	0.2%
Senior demand note, 15.00%, 6/30/2009(6)		$1,170	1,170	1,170	0.2%

			16,690	5,000	1.1%

Iron Horse Coiled Tubing, Inc.	Alberta, Canada/ Production Services
Common shares (2,231 total class A common shares outstanding)		1,781	268	—	0.0%
Senior secured note, 15.00%, 4/30/2009		$9,250	9,234	7,163	1.6%
Bridge Loan, 15.00% plus 3.00% PIK, 4/30/2009		$9,752	9,752	9,602	2.2%

			19,254	16,765	3.8%

NRG Manufacturing, Inc.	Texas/ Manufacturing
Common shares (1,000 total common shares issued and outstanding)		800	2,317	15,179	3.4%
Senior secured note, 16.50%, 8/31/2011(4),(8)		$13,080	13,080	13,080	3.0%

			15,397	28,259	6.4%

R-V Industries, Inc.	Pennsylvania/ Manufacturing
Common shares (750,000 total common shares issued and outstanding)		545,107	5,084	6,976	1.5%
Warrants, common shares, expiring 6/30/2017 (200,000 total common shares outstanding)		200,000	1,682	2,560	0.6%

			6,766	9,536	2.1%

Yatesville Coal Holdings, Inc.(23)	Kentucky/ Mining and Coal Production
Common stock (1,000 total common shares outstanding)		1,000	422	—	0.0%
Junior secured note, 15.66%, 12/31/2010		$36,891	36,891	15,848	3.6%
Senior secured note, 15.66%, 12/31/2010		$10,000	10,000	10,000	2.2%

			47,313	25,848	5.8%

Total Control Investments			221,744	220,263	49.6%

Affiliate Investments (5.00% to 24.99% of voting control)
Appalachian Energy Holdings LLC (10),(4)	West Virginia/ Construction Services
Warrants — Class A common units, expiring 2/13/2016 (64,968 total fully-diluted class A common units outstanding)		6,065	176	—	0.0%
Warrants — Class A common units, expiring 6/17/2018 (64,968 total fully-diluted class A common units outstanding)		6,025	172	—	0.0%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

			March 31, 2009
		Par Value/			% of
	Locale/	Shares		Fair	Net
Portfolio Investments(1)	Industry	Ownership %	Cost	Value(2)	Assets
			(Unaudited)
		(In thousands, except share data)

Warrants — Class A common units, expiring 11/30/2018 (64,968 total fully-diluted class A common units outstanding)		18,750	$—	$—	0.0%
Series A preferred equity (1,075 total series A preferred equity units outstanding)		200	97	—	0.0%
Series B preferred equity (794 total series B preferred equity units outstanding)		241	241	—	0.0%
Series C preferred equity (375 total series C preferred equity units outstanding)		375	375	—	0.0%
Senior Secured Debt Tranche A, 14.00% plus 3.00% PIK plus 3.00% default interest, non-accrual status effective 11/01/2008, matures 1/31/2011		$2,080	2,080	1,925	0.4%
Senior Secured Debt Tranche B, 14.00% plus 3.00% PIK plus 3.00% default interest, non-accrual status effective 11/01/2008, matures 5/01/2009		$2,009	2,009	558	0.1%

			5,150	2,483	0.5%

Biotronic NeuroNetwork	Michigan/ Healthcare
Preferred shares (85,000 total preferred shares outstanding)(26)		9,925.455	2,300	2,272	0.5%
Senior secured note, 11.50% plus 1.00% PIK, 2/21/2013(4),(27)		$26,095	26,096	26,064	5.9%

			28,396	28,336	6.4%

Total Affiliate Investments			33,546	30,819	6.9%

Non-Control/Non-Affiliate Investments (less than 5.00% of voting control)
American Gilsonite Company	Utah/Specialty Minerals
Membership interest units in AGC PEP, LLC(11)		99.9999%	1,031	3,366	0.8%
Senior subordinated note, 12.00% plus 3.00% PIK, 3/14/2013(4)		$14,783	14,783	15,073	3.4%

			15,814	18,439	4.2%

Castro Cheese Company, Inc.(4)	Texas/Food Products
Junior secured note, 11.00% plus 2.00% PIK, 2/28/2013		$7,500	7,370	7,175	1.6%

Conquest Cherokee, LLC (13),(4)	Tennessee/Oil and Gas Production
Senior secured note, 13.00%, 5/05/2009(14)		$10,200	10,191	8,807	2.0%

Deb Shops, Inc.(4)	Pennsylvania/ Retail
Second lien debt, 9.26%, 10/23/2014(25)		$15,000	14,611	5,466	1.2%

Diamondback Operating, LP(4)	Oklahoma/ Oil and Gas Production
Net profit interests, 15% payable on equity distributions(33)		—	—	456	0.1%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

			March 31, 2009
		Par Value/			% of
	Locale/	Shares		Fair	Net
Portfolio Investments(1)	Industry	Ownership %	Cost	Value(2)	Assets
			(Unaudited)
		(In thousands, except share data)

Freedom Marine Services LLC (15),(4)	Louisiana/ Shipping Vessels
Subordinated secured note, 12.00% plus 4.00% PIK, 12/31/2011(17)		$7,162	$7,081	$7,151	1.6%

H&M Oil & Gas, LLC (15),(4)	Texas/Oil and Gas Production
Senior secured note, 13.00%, 6/30/2010(16)		$50,500	50,500	52,804	11.9%

IEC Systems LP (“IEC”)/ Advanced Rig Services LLC (“ARS”)(4)	Texas/ Oilfield Fabrication
IEC senior secured note, 12.00% plus 3.00% PIK, 11/20/2012(30)		$22,011	22,011	22,890	5.1%
ARS senior secured note, 12.00% plus 3.00% PIK, 11/20/2012(30)		$13,189	13,189	13,625	3.1%

			35,200	36,515	8.2%

Maverick Healthcare, LLC(4)	Arizona/ Healthcare
Common units (79,000,000 total class A common units outstanding)		1,250,000	—	—	0.0%
Preferred units (79,000,000 total preferred units outstanding)		1,250,000	1,252	1,333	0.3%
Second lien debt, 12.00% plus 1.50% PIK, 4/30/2014		$12,643	12,643	12,823	2.9%

			13,895	14,156	3.2%

Miller Petroleum, Inc.	Tennessee/ Oil and Gas Production
Warrants, common shares, expiring 5/04/2010 to 3/31/2014 (15,616,856 total common shares outstanding)(32)		1,844,440	150	175	0.0%

Peerless Manufacturing Co.(4)	Texas/ Manufacturing
Subordinated secured note, 11.50% plus 3.50% PIK, 4/29/2013		$20,000	20,000	20,000	4.5%

Qualitest Pharmaceuticals, Inc.(4)	Alabama/ Pharmaceuticals
Second lien debt, 8.96%, 4/30/2015(18)		$12,000	11,948	10,250	2.3%

Regional Management Corp.(4)	South Carolina/ Financial Services
Second lien debt, 12.00% plus 2.00% PIK, 6/29/2012		$25,296	25,296	21,839	4.9%

Resco Products, Inc.(4)	Pennsylvania/ Manufacturing
Second lien debt, 10.20%, 6/22/2014(19)		$9,750	9,588	8,692	2.0%

Shearer’s Foods, Inc.	Ohio/ Food Products
Membership interest units in Mistral Chip Holdings, LLC (45,300 total membership units outstanding)(24)		2,000	2,000	4,210	0.9%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

			March 31, 2009
		Par Value/			% of
	Locale/	Shares		Fair	Net
Portfolio Investments(1)	Industry	Ownership %	Cost	Value(2)	Assets
			(Unaudited)
		(In thousands, except share data)

Second lien debt, 14.00%, 10/31/2013(4)		$18,000	$18,000	$18,000	4.1%

			20,000	22,210	5.0%

Stryker Energy, LLC (20),(4)	Ohio/ Oil and Gas Production
Subordinated secured revolving credit facility, 12.00%, 12/01/2011(21)		$29,500	29,124	30,725	6.9%

TriZetto Group	California/ Healthcare
Subordinated unsecured note, 12.00% plus 1.50% PIK, 10/01/2016(4)		$15,036	14,893	15,095	3.4%

Unitek(4)	Pennsylvania/ Technical Services
Second lien debt, 13.08%, 12/31/2013(22)		$11,500	11,355	11,500	2.6%

Wind River Resources Corp. and Wind River II Corp.(4),(15)	Utah/ Oil and Gas Production
Senior secured note, stated rate 13.00% plus 3.00% default interest, in non-accrual status effective 12/01/2008, matures 7/31/2010(31)		$15,000	15,000	12,504	2.9%

Total Non-Control/Non-Affiliate Investments			312,016	303,959	68.5%

Total Portfolio Investments			567,306	555,041	125.0%

Money Market Funds
Fidelity Institutional Money Market Funds — Government Portfolio (Class I)		36,875,316	36,876	36,876	8.3%
Fidelity Institutional Money Market Funds — Government Portfolio (Class I)(4)		2,378,260	2,378	2,378	0.5%

Total Money Market Funds			39,254	39,254	8.8%

Total Investments			$606,560	$594,295	133.8%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

			June 30, 2008
		Par Value/			% of
	Locale/	Shares		Fair	Net
Portfolio Investments(1)	Industry	Ownership %	Cost	Value(2)	Assets
			(Audited)
		(In thousands, except share data)

Control Investments (25.00% or greater of voting control)
Ajax Rolled Ring & Machine	South Carolina/ Manufacturing
Unrestricted common shares (7 total unrestricted common shares issued and outstanding and 803.18 restricted common shares issued and outstanding)		6	$—	$—	0.0%
Series A convertible preferred shares (7,222.6 total preferred shares issued and outstanding)		6,142.6	6,293	6,293	1.5%
Senior secured note — Tranche A, 10.50%, 4/01/2013(4)		$21,890	21,890	21,890	5.1%
Subordinated secured note — Tranche B, 11.50% plus 6.00% PIK, 4/01/2013(4)		$11,500	11,500	11,500	2.6%

			39,683	39,683	9.2%

C&J Cladding LLC(4)	Texas/ Metal Services
Warrants, common units, expiring 3/30/2014 (600 total company units outstanding)		400	580	2,222	0.5%
Senior secured note, 14.00%, 3/30/2012(12)		$4,800	4,085	4,607	1.1%

			4,665	6,829	1.6%

Gas Solutions Holdings, Inc.(3)	Texas/ Gas Gathering and Processing
Common shares (100 total common shares outstanding)		100	5,221	41,542	9.7%
Subordinated secured note, 18.00%, 12/22/2009(4)		$20,000	20,000	20,000	4.7%

			25,221	61,542	14.4%

Integrated Contract Services, Inc.(5)	North Carolina/ Contracting
Common stock (100 total common shares outstanding)		49	491	—	0.0%
Series A preferred shares (10 total Series A preferred shares outstanding)		10	—	—	0.0%
Junior secured note, stated rate 7.00% plus 7.00% PIK, in non-accrual status effective 10/09/2007, 9/30/2010		$14,003	14,003	3,030	0.7%
Senior secured note, stated rate 7.00% plus 7.00% PIK, in non-accrual status effective 10/09/2007,, 9/30/2010		$800	800	800	0.2%
Senior demand note, 15.00%, 6/30/2009(6)		$1,170	1,170	1,170	0.3%

			16,464	5,000	1.2%

Iron Horse Coiled Tubing, Inc.	Alberta, Canada/ Production Services
Common shares (1,093 total common shares outstanding)		643	268	49	0.0%
Warrants for common shares(7)		1,138	—	—	0.0%
Senior secured note, 15.00%, 4/19/2009		$9,250	9,094	9,073	2.1%
Bridge Loan, 15.00% plus 3.00% PIK, 12/11/2008		$2,103	2,103	2,060	0.5%

			11,465	11,182	2.6%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

			June 30, 2008
		Par Value/			% of
	Locale/	Shares		Fair	Net
Portfolio Investments(1)	Industry	Ownership %	Cost	Value(2)	Assets
			(Audited)
		(In thousands, except share data)

NRG Manufacturing, Inc.	Texas/ Manufacturing
Common shares (1,000 total common shares issued and outstanding)		800	$2,317	$8,656	2.0%
Senior secured note, 16.50%, 8/31/2011(4),(8)		$13,080	13,080	13,080	3.0%

			15,397	21,736	5.0%

R-V Industries, Inc.	Pennsylvania/ Manufacturing
Common shares (800,000 total common shares issued and outstanding)		545,107	5,031	8,064	1.9%
Warrants, common shares, expiring 6/30/2017		200,000	1,682	2,959	0.7%
Senior secured note, 15.00%, 6/30/2017(4)		$7,526	5,912	7,526	1.8%

			12,625	18,549	4.4%

Worcester Energy Partners, Inc.(9)	Maine/ Biomass Power
Equity ownership		—	457	1	0.0%
Senior secured note, 12.50%, 12/31/2012		$37,388	37,264	15,579	3.6%

			37,721	15,580	3.6%

Yatesville Coal Holdings, Inc.(23)	Kentucky/ Mining and Coal Production
Common stock (1,000 total common shares outstanding)		1,000	284	—	0.0%
Junior secured note, 15.43%, 12/31/2010		$30,136	30,136	15,726	3.7%
Senior secured note, 15.43%, 12/31/2010		$10,000	10,000	10,000	2.3%

			40,420	25,726	6.0%

Total Control Investments			203,661	205,827	48.0%

Affiliate Investments (5.00% to 24.99% of voting control)
Appalachian Energy Holdings LLC (10),(4)	West Virginia/ Construction Services
Warrants — Class A common units, expiring 2/13/2016 (49,753 total class A common units outstanding)		12,090	348	794	0.2%
Series A preferred equity (16,125 total series A preferred equity units outstanding)		3,000	72	162	0.0%
Series B preferred equity (794 total series B preferred equity units outstanding)		241	241	—	0.0%
Senior Secured Debt Tranche A, 14.00% plus 3.00% PIK, 1/31/2011		$3,003	3,003	3,003	0.7%
Senior Secured Debt Tranche B, 14.00% plus 3.00% PIK, 5/01/2009		$1,945	1,945	2,084	0.5%

			5,609	6,043	1.4%

Total Affiliate Investments			5,609	6,043	1.4%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

			June 30, 2008
		Par Value/			% of
	Locale/	Shares		Fair	Net
Portfolio Investments(1)	Industry	Ownership %	Cost	Value(2)	Assets
			(Audited)
		(In thousands, except share data)

Non-Control/Non-Affiliate Investments (less than 5.00% of voting control)
American Gilsonite Company	Utah/ Specialty Minerals
Membership interest in AGC\PEP, LLC(11)		99.9999%	$1,000	$1,000	0.2%
Subordinated secured note, 12.00% plus 3.00% PIK, 3/14/2013(4)		$14,632	14,632	14,632	3.4%

			15,632	15,632	3.6%

Conquest Cherokee, LLC (13),(4)	Tennessee/Oil and Gas Production
Senior secured note, 13.00%, 5/05/2009(14)		$10,200	10,125	9,923	2.3%

Deb Shops, Inc.(4)	Pennsylvania/ Retail
Second lien debt, 10.69%, 10/23/2014(25)		$15,000	14,577	13,428	3.1%

Deep Down, Inc.(4)	Texas/ Production Services
Warrant, common shares, expiring 8/06/2012 (174,732,501 total common shares outstanding)		4,960,585	—	2,856	0.7%

Diamondback Operating, LP (15),(4)	Oklahoma/ Oil and Gas Production
Senior secured note, 12.00% plus 2.00% PIK, 8/28/2011		$9,200	9,200	9,108	2.1%

Freedom Marine Services LLC (15),(4)	Louisiana/ Shipping Vessels
Subordinated secured note, 12.00% plus 4.00% PIK, 12/31/2011(17)		$6,948	6,850	6,805	1.6%

H&M Oil & Gas, LLC (15),(4)	Texas/ Oil and Gas Production
Senior secured note, 13.00%, 6/30/2010(16)		$50,500	50,500	50,500	11.8%

IEC Systems LP (“IEC”)/ Advanced Rig Services LLC (“ARS”)(4)	Texas/ Oilfield Fabrication
IEC senior secured note, 12.00% plus 3.00% PIK, 11/20/2012		$19,028	19,028	19,028	4.4%
ARS senior secured note, 12.00% plus 3.00% PIK, 11/20/2012		$5,825	5,825	5,825	1.4%

			24,853	24,853	5.8%

Maverick Healthcare, LLC(4)	Arizona/ Healthcare
Common units (78,100,000 total common units outstanding)		1,250,000	—	—	0.0%
Preferred units (78,100,000 total preferred units outstanding)		1,250,000	1,252	1,252	0.3%
Second lien debt, 12.00% plus 1.50% PIK, 4/30/2014		$12,500	12,500	12,500	2.9%

			13,752	13,752	3.2%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

			June 30, 2008
		Par Value/			% of
	Locale/	Shares		Fair	Net
Portfolio Investments(1)	Industry	Ownership %	Cost	Value(2)	Assets
			(Audited)
		(In thousands, except share data)

Miller Petroleum, Inc.	Tennessee/ Oil and Gas Production
Warrants, common shares, expiring 5/04/2010 to 3/31/2013 (14,566,856 total common shares outstanding)		1,571,191	$150	$111	0.0%

Peerless Manufacturing Co.(4)	Texas/ Manufacturing
Subordinated secured note, 11.50% plus 3.50% PIK, 4/29/2013		$20,000	20,000	20,000	4.7%

Qualitest Pharmaceuticals, Inc.(4)	Alabama/ Pharmaceuticals
Second lien debt, 12.45% (18), 4/30/2015		$12,000	11,944	11,523	2.7%

Regional Management Corp.(4)	South Carolina/ Financial Services
Subordinated secured note, 12.00% plus 2.00% PIK, 6/29/2012		$25,000	25,000	23,699	5.5%

Resco Products, Inc.(4)	Pennsylvania/ Manufacturing
Second lien debt, 11.06% (19), 6/24/2014		$9,750	$9,574	$9,574	2.2%

Shearer’s Foods, Inc.	Ohio/ Food Products
Membership interest units Mistral Chip Holdings, LLC (45,300 total membership units outstanding)(24)		2,000	2,000	2,000	0.5%
Second lien debt, 14.00%, 10/31/2013(4)		$18,000	18,000	17,351	4.0%

			20,000	19,351	4.5%

Stryker Energy, LLC (20),(4)	Ohio/ Oil and Gas Production
Subordinated secured revolving credit facility, 12.00%, 11/30/2011(21)		$29,500	29,041	28,518	6.6%

Unitek(4)	Pennsylvania/ Technical Services
Second lien debt, 12.75% (22), 12/27/2012		$11,500	11,337	11,337	2.6%

Wind River Resources Corp. and Wind River II Corp.(4)	Utah/Oil and Gas Production
Senior secured note, 13.00%, 7/31/2010		$15,000	15,000	14,690	3.4%

Total Non-Control/Non-Affiliate Investments			287,535	285,660	66.4%

Total Portfolio Investments			496,805	497,530	115.8%

Money Market Funds
Fidelity Institutional Money Market Funds — Government Portfolio (Class I)		25,954,531	25,954	25,954	6.0%
First American Funds, Inc. — Prime Obligations Fund (Class A)(4)		7,045,610	7,046	7,046	1.6%

Total Money Market Funds			33,000	33,000	7.6%

Total Investments			$529,805	$530,530	123.4%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

Endnote Explanations for the Consolidated Schedule of Investments as of March 31, 2009 and June 30, 2008

(1)	The securities in which Prospect Capital Corporation (“we”, “us” or “our”) has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the “Securities Act.” These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)	Fair value is determined by or under the direction of our Board of Directors (see Note 2).

(3)	Gas Solutions Holdings, Inc. is a wholly-owned investment of us.

(4)	Security, or portion thereof, is held as collateral for the credit facility with Rabobank Nederland (see Note 11). The market values of these investments at March 31, 2009 and June 30, 2008 were $405,404 and $369,418, respectively; they represent 73.0% and 74.3% of total investments at fair value, respectively.

(5)	Entity was formed as a result of the debt restructuring of ESA Environmental Specialist, Inc. In early 2009, we foreclosed on the two loans on non-accrual status and purchased the underlying personal and real property. We own 1,000 shares of common stock in The Healing Staff (“THS”), f/k/a Lisamarie Fallon, Inc. representing 100% ownership. We own 1,500 shares of Vets Securing America, Inc. (“VSA”), representing 100% ownership. VSA is a holding company for the real property of ICS purchased during the foreclosure process.

(6)	Loan is with The Healing Staff (f/k/a Lisamarie Fallon, Inc) and affiliate of Integrated Contract Services, Inc.

(7)	The number of these warrants which are exercisable is contingent upon the length of time that passes before the bridge loan is repaid, 224 shares on August 11, 2008, 340 additional shares on October 11, 2008 and 574 additional shares on December 11, 2008.

(8)	Interest rate is the greater of 16.5% or 12-Month LIBOR plus 11.0%; rate reflected is as of the reporting date — March 31, 2009 or June 30, 2008, as applicable.

(9)	There are several entities involved in the Biomass investment. We own 100 shares of common stock in Worcester Energy Holdings, Inc. (“WEHI”), representing 100% of the issued and outstanding common stock. WEHI, in turn, owns 51 membership certificates in Biochips LLC, which represents a 51% ownership stake.

We own 282 shares of common stock in Worcester Energy Co., Inc. (“WECO”), which represents 51% of the issued and outstanding common stock. We own directly 1,665 shares of common stock in Change Clean Energy Inc. (“CCEI”), f/k/a Worcester Energy Partners, Inc., which represents 51% of the issued and outstanding common stock and the remaining 49% is owned by WECO. CCEI owns 100 shares of common stock in Precision Logging and Landclearing, Inc. (“Precision”), which represents 100% of the issued and outstanding common stock.

During the quarter ended March 31, 2009, we created two new entities in anticipation of the foreclosure proceedings against the co-borrowers (WECO, CCEI and Biochips). Change Clean Energy Holdings, Inc. (“CCEH”) and DownEast Power Company, LLC (“DEPC”). We own 1,000 shares of CCEH, representing 100% of the issued and outstanding stock, which in turn, owns a 100% of the membership interests in DEPC.

On March 11, 2009, we foreclosed on the assets formerly held by CCEI and Biochips with a successful credit bid of $6,000 to acquire the assets. The assets were subsequently assigned to DEPC.

WECO, CCEI and Biochips LLC are joint borrowers on the term note issued to Prospect Capital. Effective July 1, 2008, this loan was placed on non-accrual status.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

Biochips LLC, WECO, CCEI, Precision, WEHI and CCEH currently have no material operations. As of March 31, 2009, our Board of Directors assessed a fair value of $0 for all of these equity positions and the loan position.

(10)	There are several entities involved in the Appalachian Energy Holdings LLC (“AEH”) investment. We own warrants, the exercise of which will permit us to purchase 15,215 units of Class A common units of AEH at a nominal cost and in near-immediate fashion. We own 200 units of Series A preferred equity, 241 units of Series B preferred equity, and 62.5 units of Series C preferred equity of AEH. The senior secured notes are with C&S Operating LLC and East Cumberland L.L.C., both operating companies owned by AEH.

(11)	We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,038 out of a total of 65,232 shares of American Gilsonite Holding Company which owns 100% of American Gilsonite Company.

(12)	Interest rate is the greater of 14.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of the reporting date — March 31, 2009 or June 30, 2008, as applicable.

(13)	In addition to the stated returns, we also hold overriding royalty interests on which we receive payment based upon operations of the borrower and net profit interests which will be realized upon sale of the borrower or a sale of the interests.

(14)	Interest rate is the greater of 13.0% or 12-Month LIBOR plus 7.5% not to exceed 14.50%; rate reflected is as of the reporting date — March 31, 2009 or June 30, 2008, as applicable.

(15)	In addition to the stated returns, we also hold net profit interests which will be realized upon sale of the borrower or a sale of the interests.

(16)	Interest rate is the greater of 13.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of the reporting date — March 31, 2009 or June 30, 2008, as applicable.

(17)	Interest rate is the greater of 12.0% or 3-Month LIBOR plus 6.11%; rate reflected is as of the reporting date — March 31, 2009 or June 30, 2008, as applicable.

(18)	Interest rate is 3-Month LIBOR plus 7.5%; rate reflected is as of the reporting date — March 31, 2009 or June 30, 2008, as applicable.

(19)	Interest rate is 3-Month LIBOR plus 8.0%; rate reflected is as of the reporting date — March 31, 2009 or June 30, 2008, as applicable.

(20)	In addition to the stated returns, we also hold overriding royalty interests on which we receive payment based upon operations of the borrower.

(21)	Interest rate is the greater of 12.0% or 12-Month LIBOR plus 7.0%; rate reflected is as of the reporting date — March 31, 2009 or June 30, 2008, as applicable.

(22)	As of March 31, 2009 and June 30, 2008, interest rate is the greater of 13.08% and 12.75%, respectively, or 3-Month LIBOR plus 7.25%; rate reflected is as of the reporting date — March 31, 2009 or June 30, 2008, as applicable.

(23)	On June 30, 2008, we consolidated our holdings in four coal companies into Yatesville Coal Holdings, Inc. (“Yatesville”), and consolidated the operations under one management team. In the transaction, the debt that we held of C&A Construction, Inc. (“C&A”), Genesis Coal Corp. (“Genesis”), North Fork Collieries LLC (“North Fork”) and Unity Virginia Holdings LLC (“Unity”) were exchanged for newly issued debt from Yatesville, and our ownership interests in C&A, E&L Construction, Inc. (“E&L”), Whymore Coal Company Inc. (“Whymore”), Genesis and North Fork were exchanged for 100% of the equity of Yatesville. This reorganization allows for a better utilization of the assets in the consolidated group.

At March 31, 2009 and at June 30, 2008, Yatesville owned 100% of the membership interest of North Fork. In addition, Yatesville held a $5,984 and $5,721, respectively, note receivable from North Fork as of those two respective dates.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

At March 31, 2009 and at June 30, 2008, Yatesville owned 81% and 75%, respectively, of the common stock of Genesis and held a note receivable of $19,802 and $17,692, respectively, as of those two respective dates.

Yatesville held a note receivable of $4,078 and $3,902, respectively, from Unity at March 31, 2009 and at June 30, 2008.

There are several entities involved in Yatesville’s investment in Whymore at March 31, 2009 and at June 30, 2008. As of those two respective dates, Yatesville owned 10,000 shares of common stock or 100% of the equity and held a $13,805 and $12,822, respectively, senior secured debt receivable from C&A, which owns the equipment. Yatesville owned 10,000 shares of common stock or 100% of the equity of E&L, which leases the equipment from C&A, employs the workers, is listed as the operator with the Commonwealth of Kentucky, mines the coal, receives revenues and pays all operating expenses. Yatesville owns 4,900 shares of common stock or 49% of the equity of Whymore, which applies for and holds permits on behalf of E&L. Yatesville also owned 4,285 Series A convertible preferred shares in each of C&A, E&L and Whymore. Additionally, Yatesville retains an option to purchase the remaining 51% of Whymore. Whymore and E&L are guarantors under the C&A credit agreement with Yatesville.

(24)	Mistral Chip Holdings, LLC owns 45,300 shares out of 50,500 total shares outstanding of Chip Holdings, Inc., the parent company of Shearer’s Foods, Inc.

(25)	Interest rate is 3-Month LIBOR plus 8.0%; rate reflected is as of the reporting date — March 31, 2009 or June 30, 2008, as applicable.

(26)	On a fully diluted basis represents, 11.677% of voting common shares.

(27)	Interest rate is the greater of 11.5% or 6-month LIBOR plus 7.0%; rate reflected is as of the reporting date — March 31, 2009 or June 30, 2008, as applicable.

(28)	Interest rate is the greater of 10.5% or 3-month LIBOR plus 7.5%; rate reflected is as of the reporting date — March 31, 2009 or June 30, 2008, as applicable.

(29)	Interest rate is the greater of 11.5% or 3-month LIBOR plus 8.5%; rate reflected is as of the reporting date — March 31, 2009 or June 30, 2008, as applicable.

(30)	Interest rate is the greater of 12.0% or 12-month LIBOR plus 6.0%; rate reflected is as of the reporting date — March 31, 2009 or June 30, 2008, as applicable.

(31)	Interest rate is the greater of 13.0% or 12-month LIBOR plus 7.5% not to exceed 14.0%; rate reflected is as of the reporting date — March 31, 2009 or June 30, 2008, as applicable.

(32)	Total common shares outstanding of 15,616,856 as of January 31, 2009 from Miller Petroleum, Inc.’s Quarterly Report on Form 10-Q filed on March 16, 2009.

(33)	In January 2009, our loan was repaid in full and we retained a 15% net profits interest payable on equity distributions.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2009
(Unaudited)
(In thousands, except share and per share data)

Note 1.	Organization

References herein to “we”, “us” or “our” refer to Prospect Capital Corporation and its subsidiary unless the context specifically requires otherwise.

We were formerly known as Prospect Energy Corporation, a Maryland corporation. We were organized on April 13, 2004 and were funded in an initial public offering (“IPO”), completed on July 27, 2004. We are a closed-end investment company that has filed an election to be treated as a Business Development Company (“BDC”), under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have qualified and have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, project financings, recapitalizations, and other purposes.

On May 15, 2007, we formed a wholly-owned subsidiary, Prospect Capital Funding, LLC, a Delaware limited liability company, for the purpose of holding certain of our loan investments in the portfolio which are used as collateral for our credit facility.

Note 2.	Significant Accounting Policies

The following are significant accounting policies consistently applied by us:

Basis of Presentation

These interim financial statements, which are not audited, have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 6 or 10 of Regulation S-X, as appropriate.

Use of Estimates

The preparation of GAAP financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

Basis of Consolidation

Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants’ Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our financial statements include our accounts and the accounts of Prospect Capital Funding, LLC, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investment Classification

We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Valuation

Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

Investments for which market quotations are readily available are valued at such market quotations.

For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

1) Each portfolio company or investment is reviewed by our investment professionals with the independent valuation firm;

2) the independent valuation firm engaged by our Board of Directors conducts independent appraisals and makes their own independent assessment;

3) the audit committee of our Board of Directors reviews and discusses the preliminary valuation of our Investment Adviser and that of the independent valuation firm; and

4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the respective independent valuation firm and the audit committee.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those years. We have adopted this statement on a prospective basis beginning in the quarter ended September 30, 2008. Adoption of this statement did not have a material effect on our financial statements for the quarters ended September 30, 2008, and December 31, 2008, or for the current quarter ended March 31, 2009.

FAS 157 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The changes to GAAP from the application of FAS 157 relate to the definition of fair value, framework for measuring fair value, and the expanded disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by other standards. In accordance with FAS 157, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

In April 2009, FASB issued Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“157-4”). 157-4 provides further clarification for the application of FAS 157 in markets that are not active and provides additional guidance for determining when the volume of trading level of activity for an asset or liability has significantly decreased and for identifying circumstances that indicate a transaction is not orderly. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. Since 157-4 does not change the fair value measurement principles set forth in FAS 157, we are considering its adoption and estimate that it will not affect the our financial position or results of operations.

Valuation of Other Financial Assets and Financial Liabilities

In February 2007, FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — including an amendment of FASB Statement No. 115” (“FAS 159”). FAS 159 permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those years. We have adopted this statement on July 1, 2008 and have elected not to value some assets and liabilities at fair value as would be permitted by FAS 159.

Revenue Recognition

Realized gains or losses on the sale of investments are calculated using the specific identification method.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.

Dividend income is recorded on the ex-dividend date.

Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

Loans are placed on non-accrual status when principal or interest payments are past due 90 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current.

Federal and State Income Taxes

We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code of 1986 (the “Code”), applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to shareholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to shareholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

If we do not distribute (or are not deemed to have distributed) at least 98% of our annual taxable income in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income. During the quarter ended December 31, 2008, we elected to retain a portion of our annual taxable income and paid $533 for the excise tax with the filing of the return in March 2009.

We adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of FIN 48 was applied to all open tax years as of July 1, 2007. The adoption of FIN 48 did not have an effect on our net asset value, financial condition or results of operations as there was no liability for unrecognized tax benefits and no change to our beginning net asset value. As of March 31, 2009 and for the three and nine months then ended, we did not have a liability for any unrecognized tax benefits. Management’s determinations regarding FIN 48 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Dividends and Distributions

Dividends and distributions to common shareholders are recorded on the ex-dividend date. The amount, if any, to be paid as a dividend is approved by our Board of Directors each quarter and is generally based upon our management’s estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

We record origination expenses related to our credit facility as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the facility.

We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission (“SEC”) registration, legal and accounting fees incurred through March 31, 2009 that are related to the shelf filings that will be charged to capital upon the receipt of the capital or charged to expense if not completed.

Guarantees and Indemnification Agreements

We follow FASB Interpretation Number 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others” (“FIN 45”). FIN 45 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by FIN 45, the fair value of the obligation undertaken in issuing certain guarantees. FIN 45 did not have a material effect on the financial statements. Refer to Note 7 and Note 10 for further discussion of guarantees and indemnification agreements.

Per Share Information

Net increase in net assets resulting from operations per common share are calculated using the weighted average number of common shares outstanding for the period presented. Diluted net increase in net assets resulting from operations per share are not presented as there are no potentially dilutive securities outstanding.

Reclassifications

Certain reclassifications have been made in the presentation of prior consolidated financial statements to conform to the presentation as of and for the three and nine months ended March 31, 2009.

Recent Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why the entity uses derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations, financial position, and cash flows. FAS 161 becomes effective for fiscal years beginning after November 15, 2008; therefore, is applicable for our fiscal year beginning July 1, 2009. Our management does not believe that the adoption of FAS 161 will have a material impact on our financial statements.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“FAS 162”). FAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

of nongovernmental entities that are presented in conformity with GAAP. This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. Our management does not believe that the adoption of FAS 162 will have a material impact on our financial statements.

Note 3.	Portfolio Investments

At March 31, 2009, we had $555,041 invested in 31 long-term portfolio investments (including a net profits interest in Charlevoix Energy Trading LLC) and at June 30, 2008, we had $497,530 invested in 29 long-term portfolio investments (including a net profits interest in Charlevoix Energy Trading LLC).

As of March 31, 2009, we own controlling interests in Ajax Rolled Ring & Machine (“Ajax”), C&J Cladding, LLC (“C&J”), Change Clean Energy Holdings, Inc. (“CCEHI”), Worcester Energy Co, Inc. (“WECO”), and Worcester Energy Holdings, Inc. (“WEHI”) (collectively “Biomass”), Gas Solutions Holdings, Inc. (“GSHI”), Integrated Contract Services, Inc. (“Integrated”), Iron Horse Coiled Tubing, Inc. (“Iron Horse”), NRG Manufacturing, Inc. (“NRG”), R-V Industries, Inc. (“R-V”) and Yatesville Coal Holdings, Inc. (“Yatesville”). As of March 31, 2009, we also own affiliated interests in Appalachian Energy Holdings, LLC (“AEH”) and Biotronic NeuroNetwork (“Biotronic”). As of June 30, 2008, we owned controlling interests in Ajax, C&J, Worcester Energy Partners, Inc., GSHI, Integrated, Iron Horse, NRG, R-V, and Yatesville. As of June 30, 2008, we also owned an affiliated interest in AEH.

The fair values of our portfolio investments as of March 31, 2009 disaggregated into the three levels of the FAS 157 valuation hierarchy are as follows:

		Significant
	Quoted Prices in	Other	Significant
	Active Markets for	Observable	Unobservable
	Identical Securities	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Investments at fair value
Control investments	$—	$—	$220,263	$220,263
Affiliate investments	—	—	30,819	30,819
Non-control/Non-affiliate investments	—	—	303,959	303,959

	—	—	555,041	555,041
Investments in money market funds	39,254	—	—	39,254

Total assets reported at fair value	$39,254	$—	$555,041	$594,295

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The aggregate values of Level 3 portfolio investments changed during the three and nine months ended March 31, 2009 as follows:

	For the Periods Ended
	March 31, 2009
	Three Months	Nine Months

Change in Portfolio Valuations using Significant Unobservable Inputs (Level 3)
Fair value at beginning of period:
December 31, 2008 and June 30, 2008, respectively	$555,661	$497,530
Total gains (losses) reported in the Consolidated Statement of Operations:
Included in net investment income
Interest income — accretion of original issue discount on investments	195	2,323
Included in realized gain/loss on investments	—	1,661
Included in net change in unrealized appreciation/depreciation on investments	3,611	(12,990)
Payments for purchases of investments, payment-in-kind interest, and net profits interests	6,356	90,376
Proceeds from sale of investments and collection of investment principal	(10,782)	(23,859)

Fair value at March 31, 2009	$555,041	$555,041

The amount of net unrealized gain (loss) included in the results of operations attributable to Level 3 assets still held at March 31, 2009 and reported within the caption Net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations:	$4,421	$(8,612)

At March 31, 2009, four loan investments were on non-accrual status: Appalachian Energy Holdings LLC (“AEH”), Integrated Contract Services, Inc. (“Integrated” or “ICS”), Wind River Resources Corp. and Wind River II Corp. (“Wind River”), and Change Clean Energy, Inc. f/k/a Worcester Energy Partners, Inc., Worcester Energy Co., Inc., (“WECO”) and Biochips LLC (collectively “Biomass”). At June 30, 2008, the loans extended to Integrated were on non-accrual status.

The loan principal of these loans amounted to $69,491 and $14,803 as of March 31, 2009, and June 30, 2008, respectively. The fair values of these investments represent approximately 15.7% and 3.4% of our net assets as of March 31, 2009 and June 30, 2008, respectively. For the three months ended March 31, 2009, and March 31, 2008, the income foregone as a result of not accruing interest on these debt investments amounted to $3,940 and $748, respectively. For the nine months ended March 31, 2009, and March 31, 2008, the income foregone as a result of not accruing interest on these debt investments amounted to $11,270 and $1,431, respectively.

GSHI has indemnified us against any legal action arising from its investment in Gas Solutions, LP. We have incurred approximately $2,677 from the inception of the investment in GSHI through March 31, 2009 for fees associated with a legal action, and GSHI has reimbursed us for the entire amount. Of the $2,677 reimbursement, $67 and $23 are reflected as dividend income: control investments in the Consolidated Statements of Operations for the three months ended March 31, 2009 and March 31, 2008, respectively; $249 and $44 are reflected as dividend income: control investments for the nine months ended March 31, 2009 and March 31, 2008, respectively. Additionally, certain other expenses incurred by us which are attributable to

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

GSHI have been reimbursed by GSHI and are reflected as dividend income: control investments in the Consolidated Statements of Operations. For the three months ended March 31, 2009 and March 31, 2008, such reimbursements totaled as $1,878 and $1,276, respectively. For the nine months ended March 31, 2009 and March 31, 2008, reimbursements totaled $5,386 and $2,995, respectively.

The original cost basis of debt placements and equity securities acquired totaled to approximately $6,356 and $31,794 during the three months ended March 31, 2009 and March 31, 2008, respectively. These placements and acquisitions totaled to approximately $90,376 and $193,033 during the nine months ended March 31, 2009 and March 31, 2008, respectively. Debt repayments and sales of equity securities with a cost basis of approximately $10,782 and $28,680 were received during the three months ended March 31, 2009 and March 31, 2008, respectively. These repayments and sales amounted to $22,198 and $84,458 during the nine months ended March 31, 2009 and March 31, 2008, respectively.

Note 4.	Other Investment Income

Other investment income consists of structuring fees, overriding royalty interests, settlement of net profit interests, deal deposits, administrative agent fee, and other miscellaneous and sundry cash receipts. Income from such sources for the three and nine months ended March 31, 2009 and March 31, 2008 were as follows:

	For the Three Months Ended March 31,		For the Nine Months Ended March 31,
Income Source	2009	2008	2009	2008

Structuring fees	$—	$490	$774	$2,430
Overriding royalty interests	141	3,150	472	3,365
Settlement of net profits interests	—	—	12,576	—
Deal deposit	—	36	62	72
Administrative agent fee	18	11	53	32
Miscellaneous	—	—	49	10

Other Investment Income	$159	$3,687	$13,986	$5,909

Note 5.	Sale and Purchases of Common Stock

We issued 1,500,000 shares of our common stock in a public offering during the three months and the nine months ended March 31, 2009. We issued 2,450,000 shares of common stock during the three months ended March 31, 2008 through a direct offering and through a public offering. For the nine months ended March 31, 2008, the total number of common shares sold equaled 6,150,000. The proceeds raised, the related underwriting fees, the offering expenses and the prices at which these shares were issued are as follows:

		Gross
	Number of	Proceeds	Underwriting	Offering	Offering
Issuances of Common Stock	Shares Issued	Raised	Fees	Expenses	Price

During the nine months ended March 31, 2009
March 19, 2009	1,500,000	$12,300	$—	$513	$8.200
During the nine months ended March 31, 2008
March 31, 2008	1,150,000	$17,768	$759	$350	$15.450
March 28, 2008	1,300,000	19,786	—	350	15.220
November 13, 2007 over-allotment	200,000	3,268	163	—	16.340
October 17, 2007	3,500,000	57,190	2,860	551	16.340

Our shareholders’ equity accounts at March 31, 2009 and June 30, 2008 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, a registered direct

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

offering, the exercise of over-allotment options on the part of the underwriters and our dividend reinvestment plan. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.

On October 9, 2008, our Board of Directors approved a share repurchase plan under which we may repurchase up to $20,000 of our common stock at prices below our net asset value as reported in our financial statements published for the year ended June 30, 2008. We have not made any purchases of our common stock during the period from October 9, 2008 to March 31, 2009 pursuant to this plan.

Note 6.	Net Increase (Decrease) in Net Assets per Common Share

The following information sets forth the computation of net increase (decrease) in net assets resulting from operations per common share for the three and nine months ended March 31, 2009 and March 31, 2008, respectively.

	For the Three Months Ended		For the Nine Months Ended
	March 31,		March 31,
	2009	2008	2009	2008

Net increase (decrease) in net assets resulting from operations	$15,331	$(1,259)	$35,853	$3,605
Weighted average common shares outstanding	29,971,508	23,858,492	29,708,458	22,349,987

Net increase (decrease) in net assets resulting from operations per common share	$0.51	$(0.05)	$1.21	$0.16

Note 7.	Related Party Agreements and Transactions

Investment Advisory Agreement

We have entered into an investment advisory and management agreement (the “Investment Advisory Agreement”) with Prospect Capital Management (the “Investment Adviser”) under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

The Investment Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our gross assets. For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

The total base management fees incurred to the favor of the Investment Adviser for the three months ended March 31, 2009 and March 31, 2008 were $2,977, and $2,388, respectively. The fees incurred for the nine months ended March 31, 2009 and March 31, 2008 were $8,740, and $6,366, respectively

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).

The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•	100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•	20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which maybe asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equals the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

For the three months ended March 31, 2009 and March 31, 2008, $2,930 and $3,230, respectively, of income incentive fees were incurred. For the nine months ended March 31, 2009 and March 31, 2008, $11,795 and $7,861, respectively, of income incentive fees were incurred. No capital gains incentive fees were incurred for the three or nine months ended March 31, 2009 and March 31, 2008.

Administration Agreement

We have also entered into an Administration Agreement with Prospect Administration, LLC (“Prospect Administration” or the “Administrator”) under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Compliance Officer and Chief Financial Officer and their respective staffs. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our shareholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us.

Overhead expenses allocated to us by Prospect Administration amounted to $588 and $588 for the three months ended March 31, 2009 and March 31, 2008, respectively. These allocations totaled $1,764 and $1,108 for the nine months ended March 31, 2009 and March 31, 2008, respectively.

Prospect Administration, pursuant to the approval of our Board of Directors, has engaged Vastardis Fund Services LLC (“Vastardis”) to serve as our sub-administrator to perform certain services required of Prospect Administration. Under the sub-administration agreement, Vastardis provides us with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities. Vastardis also conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. Vastardis provides reports to the Administrator and the Directors of its performance of obligations and furnishes advice and recommendations with respect to such other aspects of our business and affairs as it shall determine to be desirable.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Under the revised and renewed sub-administration agreement, Vastardis also provided the service of William E. Vastardis as our Chief Financial Officer (“CFO”). We compensate Vastardis for providing us these services by the payment of an asset-based fee with a $400 annual minimum, payable monthly. Our service agreement was amended on September 24, 2008 so that Mr. Vastardis no longer served as our CFO effective as of November 11, 2008. At that time, Brian H. Oswald, a managing director at Prospect Administration, assumed the role of CFO.

Vastardis does not provide any advice or recommendation relating to the securities and other assets that we should purchase, retain or sell or any other investment advisory services to us. Vastardis is responsible for the financial and other records that either the Administrator on our behalf or we are required to maintain and prepares reports to shareholders, and reports and other materials filed with the SEC. In addition, Vastardis assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns, and the printing and dissemination of reports to our shareholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Under the sub-administration agreement, Vastardis and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with Vastardis, are not liable to the Administrator or us for any action taken or omitted to be taken by Vastardis in connection with the performance of any of its duties or obligations or otherwise as sub-administrator for the Administrator on our behalf. The agreement also provides that, absent willful misfeasance, bad faith or negligence in the performance of Vastardis’ duties or by reason of the reckless disregard of Vastardis’ duties and obligations, Vastardis and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with Vastardis are entitled to indemnification from the Administrator and us. All damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Administrator or us or our security holders) arising out of or otherwise based upon the performance of any of Vastardis’ duties or obligations under the agreement or otherwise as sub-administrator for the Administrator on our behalf are subject to such indemnification.

On April 30, 2009 we gave a 60-day notice to Vastardis of termination of our agreement to provide sub-administration services effective June 30, 2009. We anticipate entering into a new consulting services agreement for the period from July 1, 2009 until the filing our 10-K for the year ending on June 30, 2009. We anticipate paying Vastardis a total of $30 for services in conjunction with preparation of the Form 10-K under the new agreement.

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. For the three months ended March 31, 2009 and March 31, 2008, managerial assistance fees amounted to $215 and $245, respectively. For the nine months ended March 31, 2009 and March 31, 2008, managerial assistance fees amounted to $631 and $693, respectively. These fees are paid to the Administrator.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 8.	Financial Highlights

	For the Three Months Ended		For the Nine Months Ended
	March 31, 2009	March 31, 2008	March 31, 2009	March 31, 2008

Per Share Data(1):
Net asset value at beginning of period	$14.43	$14.58	$14.55	$15.04
Net investment income	0.39	0.54	1.59	1.41
Net realized gain (loss)	—	0.01	0.06	(0.82)
Net unrealized appreciation (depreciation)	0.12	(0.60)	(0.44)	(0.42)
Shares issued for dividend reinvestments	(0.01)	—	(0.02)	—
Net (decrease) increase in net assets as a result of public offering	(0.33)	0.02	(0.34)	0.12
Dividends declared	(0.41)	(0.40)	(1.21)	(1.18)

Net asset value at end of period	$14.19	$14.15	$14.19	$14.15

Per share market value at end of period	$8.52	$15.22	$8.52	$15.22
Total return based on market value(2)	(25.44)%	19.69%	(27.80)%	(5.76)%
Total return based on net asset value(2)	3.01%	(0.40)%	8.93%	1.78%
Shares outstanding at end of period	31,286,128	26,270,379	31,286,128	26,270,379
Average weighted shares outstanding for period	29,971,508	23,858,492	29,708,458	22,349,987
Ratio/Supplemental Data:
Net assets at end of period (in thousands)	$444,024	$371,718	$444,024	$371,718
Average net assets (in thousands)	$435,914	$358,771	$433,297	$329,900
Annualized ratio of operating expenses to average net assets	8.34%	10.17%	9.96%	9.89%
Annualized ratio of net operating income to average net assets	10.63%	14.36%	14.25%	12.72%

(1)	Financial highlights are based on weighted average shares.

(2)	Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. The total returns are not annualized.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

	For the Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004(3)

Per Share Data(1):
Net asset value at beginning of period	$15.04	$15.31	$14.59	$(0.01)	$—
Costs related to the initial public offering	—	—	0.01	(0.21)	—
Costs related to the secondary public offering	(0.07)	(0.06)	—	—	—
Net investment income	1.91	1.47	1.21	0.34	—
Realized (loss) gain	(0.69)	0.12	0.04	—	—
Net unrealized (depreciation) appreciation	(0.05)	(0.52)	0.58	0.90	—
Net increase in net assets as a result of public offering	—	0.26	—	13.95	—
Dividends declared and paid	(1.59)	(1.54)	(1.12)	(0.38)	—

Net asset value at end of period	$14.55	$15.04	$15.31	$14.59	$—

Per share market value at end of period	$13.18	$17.47	$16.99	$12.60	$—
Total return based on market value(2)	(15.90)%	12.65%	44.90%	(13.46)%	—
Total return based on net asset value(2)	7.84%	7.62%	12.76%	7.40%	—
Shares outstanding at end of period	29,520,379	19,949,065	7,069,873	7,055,100	—
Average weighted shares outstanding for period	23,626,642	15,724,095	7,056,846	7,055,100	—
Ratio/Supplemental Data:
Net assets at end of period (in thousands)	$429,623	$300,048	$108,270	$102,967	$—
Annualized ratio of operating expenses to average net assets	9.62%	7.36%	8.19%	5.52%	—
Annualized ratio of net operating income to average net assets	12.66%	9.71%	7.90%	8.50%	—

(1)	Financial highlights are based on weighted average shares.

(2)	Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. The total returns are not annualized.

(3)	Financial Highlights as of June 30, 2004 are considered not applicable as the initial offering of common stock did not occur as of this date.

Note 9.	Litigation

From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources.

On December 6, 2004, Dallas Gas Partners, L.P. (“DGP”) served us with a complaint filed November 30, 2004 in the U.S. District for the Southern District of Texas, Galveston Division. DGP alleges that DGP was defrauded and that we breached our fiduciary duty to DGP and tortiously interfered with DGP’s contract to purchase Gas Solutions, Ltd. (a subsidiary of our portfolio company, GSHI) in connection with our alleged agreement in September 2004 to loan DGP funds with which DGP intended to buy Gas Solutions, Ltd. for approximately $26,000. The complaint sought relief not limited to $100,000. On November 30, 2005, U.S. Magistrate Judge John R. Froeschner of the U.S. District Court for the Southern District of Texas, Galveston Division, issued a recommendation that the court grant our Motion for Summary Judgment

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

dismissing all claims by DGP. On February 21, 2006, U.S. District Judge Samuel Kent of the U.S. District Court for the Southern District of Texas, Galveston Division issued an order granting our Motion for Summary Judgment dismissing all claims by DGP, against us. On May 16, 2007, the Court also granted us summary judgment on DGP’s liability to us on our counterclaim for DGP’s breach of a release and covenant not to sue. On January 4, 2008, the Court, Judge Melinda Harmon presiding, granted our motion to dismiss all DGP’s claims asserted against certain of our officers and affiliates. On August 20, 2008, Judge Harmon entered a Final Judgment dismissing all of DGP’s claims. Our damage claims against DGP remain pending.

In May 2006, based in part on unfavorable due diligence and the absence of investment committee approval, we declined to extend a loan for $10,000 to a potential borrower (“plaintiff”). Plaintiff was subsequently sued by its own attorney in a local Texas court for plaintiff’s failure to pay fees owed to its attorney. In December 2006, plaintiff filed a cross-action against us and certain affiliates (the “defendants”) in the same local Texas court, alleging, among other things, tortious interference with contract and fraud. We petitioned the United States District Court for the Southern District of New York (the “District Court”) to compel arbitration and to enjoin the Texas action. In February 2007, our motions were granted. Plaintiff appealed that decision. The arbitration commenced in July 2007 and concluded in late November 2007. Post-hearing briefings were completed in February 2008. On April 14, 2008, the arbitrator rendered an award in our favor, rejecting all of plaintiff’s claims. On April 18, 2008, we filed a petition before the District Court to confirm the award. On October 8, 2008, the District Court granted our petition to confirm the award, confirmed the awards and subsequently entered judgment thereon in our favor in the amount of $2,288. After filing a defective notice of appeal to the United States Court of Appeals for the Second Circuit on November 5, 2008, plaintiff’s counsel resubmitted a new notice of appeal on January 9, 2009. The plaintiff subsequently requested that we agree to stipulate to the withdrawal of plaintiff’s appeal to the Second Circuit. Such a stipulation was filed with the Second Circuit on or about April 14, 2009. Based on this stipulation, the Second Circuit issued a mandate terminating the appeal, which was transmitted to the District Court on April 23, 2009.

Note 10.	Commitments and Off-Balance Sheet Risks

From time to time, we provide guarantees for portfolio companies for payments to counterparties, usually as an alternative to investing additional capital. Currently, agreements for one guarantee and one contingent indemnification are outstanding which are related to two portfolio companies categorized as Control Investments — Whymore and North Fork; both of these companies have now been consolidated as part of Yatesville. The guarantee is related to Whymore. As of March 31, 2009, this guarantee may amount to $4,300 for equipment leases. The contingent indemnification obligation arose from our acquisition of the assets of Traveler Coal, LLC (“Traveler”), through our subsidiary, North Fork. Specifically, as part of that acquisition, we have agreed to indemnify the seller of those assets for personal guarantees that seller had extended on behalf of Traveler. As of March 31, 2009, the amount of this contingency is $3,673.

We also provide indemnifications to Prospect Administration and to Vastardis in accordance with our respective agreements with those two service providers. These indemnifications are described in further detail in Note 7.

Note 11.	Revolving Credit Agreements

On June 6, 2007, we closed on a $200,000 three-year revolving credit facility (as amended on December 31, 2007) with Rabobank Nederland as administrative agent and sole lead arranger (the “Rabobank Facility”). Interest on the Rabobank Facility is charged at LIBOR plus 175 basis points. Additionally, Rabobank charges a fee on the unused portion of the facility. Through November 30, 2007, this fee is assessed at the rate of 37.5 basis points per annum of the amount of that unused portion; after that date, this rate increases to 50.0 basis points per annum if that unused portion is greater than 50% of the total amount of the

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

facility. On November 14, 2008, we entered into a commitment letter with Rabobank to arrange and structure a new dual-rated credit facility. Under the terms of the letter, we agreed to an immediate increase in the current borrowing rate on the Rabobank Facility to LIBOR plus 250 basis points. At March 31, 2009 and June 30, 2008, the investments used as collateral for the Rabobank Facility had aggregate market values of $405,404 and $369,418, respectively. These values represent 73.0% and 74.3% of total investments at fair value, respectively.

We had drawn down $137,567 and $91,167 on the Rabobank Facility as of March 31, 2009 and June 30, 2008, respectively.

Note 12.	Selected Quarterly Financial Data (Unaudited)

					Net Realized and		Net Increase (Decrease)
					Unrealized		in Net Assets from
	Investment Income		Net Investment Income		Gains (Losses)		Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)

September 30, 2006	$6,432	$0.65	$3,274	$0.33	$690	$0.07	$3,964	$0.40
December 31, 2006	8,171	0.60	4,493	0.33	(1,553)	(0.11)	2,940	0.22
March 31, 2007	12,069	0.61	7,015	0.36	(2,039)	(0.10)	4,976	0.26
June 30, 2007	14,009	0.70	8,349	0.42	(3,501)	(0.18)	4,848	0.24
September 30, 2007	15,391	0.77	7,865	0.39	685	0.04	8,550	0.43
December 31, 2007	18,563	0.80	10,660	0.46	(14,346)	(0.62)	(3,686)	(0.16)
March 31, 2008	22,000	0.92	12,919	0.54	(14,178)	(0.59)	(1,259)	(0.05)
June 30, 2008	23,448	0.85	13,669	0.50	10,317	0.38	23,986	0.88
September 30, 2008	35,799	1.21	23,502	0.80	(9,504)	(0.33)	13,998	0.47
December 31, 2008	22,213	0.75	11,960	0.40	(5,436)	(0.18)	6,524	0.22
March 31, 2009	20,669	0.69	11,720	0.39	3,611	0.12	15,331	0.51

(1)	Per share amounts are calculated using weighted average shares during period.

Note 13.	Subsequent Events

On April 20, 2009, we issued 214,456 shares of our common stock in connection with the dividend reinvestment plan.

On April 27, 2009, we issued 3.68 million shares of our common stock in an underwritten equity offering at $7.75 per share, raising $28,520 in gross proceeds and $27,166 of net proceeds after recognizing $1,144 of underwriting discounts and commissions and $210 of estimated offering costs.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders
Prospect Capital Corporation
New York, New York

We have audited the accompanying consolidated statement of assets and liabilities of Prospect Capital Corporation, including the schedule of investments as of June 30, 2008 and 2007, and the related consolidated statements of income, changes in net assets, and cash flows for each of the three years in the period ended June 30, 2008, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Capital Corporation at June 30, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended June 30, 2008, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Prospect Capital Corporation’s internal control over financial reporting as of June 30, 2008, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) and our report dated September 4, 2008 (not presented herein) expressed an unqualified opinion thereon.

/s/ BDO Seidman, LLP

New York, New York
September 4, 2008

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
(In thousands, except share and per share data)

	June 30,	June 30,
	2008	2007

ASSETS
Investments at fair value (cost of $496,805 and $326,197, respectively, Note 3)
Control investments (cost of $203,661 and $130,493, respectively)	$205,827	$145,121
Affiliate investments (cost of $5,609 and $14,821, respectively)	6,043	14,625
Non-control/Non-affiliate investments (cost of $287,535 and $180,883, respectively)	285,660	168,476

Total investments at fair value	497,530	328,222

Investments in money market funds	33,000	41,760
Cash	555	—
Receivables for:
Interest	4,094	2,139
Dividends	4,248	263
Loan principal	71	—
Structuring Fees	—	1,625
Other	567	271
Prepaid expenses	273	471
Deferred financing costs	1,440	1,751

Total Assets	541,778	376,502

LIABILITIES
Credit facility payable	91,167	—
Payable for securities purchased	—	70,000
Dividends payable	11,845	—
Due to Prospect Administration (Note 7)	695	330
Due to Prospect Capital Management (Note 7)	5,946	4,508
Accrued expenses	1,104	1,312
Other liabilities	1,398	304

Total Liabilities	112,155	76,454

Net Assets	$429,623	$300,048

Components of Net Assets
Common stock, par value $0.001 per share (100,000,000 and 100,000,000 common shares authorized, respectively; 29,520,379 and 19,949,065 issued and outstanding, respectively)	$30	$20
Paid-in capital in excess of par	441,332	299,845
Undistributed (distributions in excess of) net investment income	1,508	(4,092)
Accumulated realized gains (losses) on investments	(13,972)	2,250
Unrealized appreciation on investments	725	2,025

Net Assets	$429,623	$300,048

Net Asset Value Per Share	$14.55	$15.04

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)

	Year Ended
	June 30,	June 30,	June 30,
	2008	2007	2006

Investment Income
Interest income:
Control investments (Net of foreign withholding tax of $230, $178, and $0, respectively)	$21,709	$13,500	$4,838
Affiliate investments (Net of foreign withholding tax of $70, $237, and $0, respectively)	1,858	3,489	612
Non-control/Non-affiliate investments	35,466	13,095	7,818

Total interest income	59,033	30,084	13,268

Dividend income:
Control investments	11,327	3,400	3,099
Non-control/Non-affiliate investments	—	—	289
Money market funds	706	2,753	213

Total dividend income	12,033	6,153	3,601

Other Income: (See Note 4)
Control/Affiliate investments	1,123	230	—
Non-control/Non-affiliate investments	7,213	4,214	—

Total Other income	8,336	4,444	—

Total Investment Income	79,402	40,681	16,869

Operating Expenses
Investment advisory fees:
Base management fee (Note 7)	8,921	5,445	2,082
Income incentive fee (Note 7)	11,278	5,781	1,786

Total investment advisory fees	20,199	11,226	3,868

Interest and credit facility expenses	6,318	1,903	642
Chief Financial, Chief Compliance Officer and Sub-administration fees	859	567	385
Legal fees	2,503	1,365	1,835
Valuation services	577	395	193
Sarbanes-Oxley compliance expenses	66	101	120
Audit and tax related fees	404	498	365
Allocation of overhead from Prospect Administration (Note 6)	2,139	532	310
Insurance expense	256	291	365
Directors’ fees	253	230	220
Other general and administrative expenses	715	442	8

Total Operating Expenses	34,289	17,550	8,311

Net Investment Income	45,113	23,131	8,558

Net realized gain (loss) on investments	(16,222)	1,949	303
Net change in unrealized appreciation/depreciation on investments	(1,300)	(8,352)	4,035

Net Increase in Net Assets Resulting from Operations	$27,591	$16,728	$12,896

Net increase in net assets resulting from operations per share:	$1.17	$1.06	$1.83

Weighted average shares of common stock outstanding:	23,626,642	15,724,095	7,056,846

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended
	June 30,	June 30,	June 30,
	2008	2007	2006
	(In thousands, except share data)

Increase in Net Assets from Operations:
Net investment income	$45,113	$23,131	$8,558
Net realized gain (loss) on investments	(16,222)	1,949	303
Net change in unrealized appreciation/depreciation on investments	(1,300)	(8,352)	4,035

Net Increase in Net Assets Resulting from Operations	27,591	16,728	12,896

Dividends to Shareholders:	(39,513)	(27,542)	(7,904)

Capital Share Transactions:
Proceeds from shares sold, net of underwriting fees	140,249	197,558	—
Less: Other offering costs of public share offerings	(1,505)	(874)	70
Reinvestment of dividends	2,753	5,908	241

Net Increase in Net Assets Resulting from Capital Share Transactions	141,497	202,592	311

Total Increase in Net Assets:	129,575	191,778	5,303
Net assets at beginning of year	300,048	108,270	102,967

Net Assets at End of Year	$429,623	$300,048	$108,270

Capital Share Activity:
Shares sold	9,400,000	12,526,650	—
Shares issued through reinvestment of dividends	171,314	352,542	14,773

Net increase in capital share activity	9,571,314	12,879,192	14,773
Shares outstanding at beginning of year	19,949,065	7,069,873	7,055,100

Shares Outstanding at End of Year	29,520,379	19,949,065	7,069,873

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended
	June 30,	June 30,	June 30,
	2008	2007	2006
	(In thousands, except share data)

Net Increase in Net Assets Resulting from Operations	$27,591	$16,728	$12,896
Net realized gain (loss) on investments	16,239	(1,947)	(303)
Net change in unrealized appreciation (depreciation) on investments	1,300	8,352	(4,035)
Accretion of original issue discount on investments	(2,095)	(1,808)	(910)
Amortization of deferred financing costs	727	1,264	220
Change in operating assets and liabilities:
Payments for purchases of investments	(311,947)	(167,255)	(83,625)
Proceeds from sale of investments	127,212	38,407	9,954
Purchases of cash equivalents	(274,949)	(259,887)	(1,574,805)
Sales of cash equivalents	274,932	259,885	1,612,033
Net investments in money market funds	8,760	(40,152)	(20)
Decrease (Increase) in interest receivable	(1,955)	(500)	(1,446)
Decrease (Increase) in dividends receivable	(3,985)	(250)	—
Decrease (Increase) in loan principal receivable	(71)	385	(385)
Decrease (Increase) in receivable for securities sold	—	369	(369)
Decrease (Increase) in receivable for structuring fees	1,625	—	—
Decrease (Increase) in other receivables	(296)	(1,896)	201
Decrease (Increase) in due from Prospect Administration	—	28	(28)
Decrease (Increase) in due from Prospect Capital Management	—	5	(5)
Decrease (Increase) in due from prepaid expenses	198	(394)	(28)
Increase (Decrease) in payables for securities purchased	(70,000)	32	(32)
Increase (Decrease) in due to Prospect Administration	365	330	—
Increase (Decrease) in due to Prospect Capital Management	1,438	3,763	668
Increase (Decrease) in accrued expenses	(208)	469	25
Increase (Decrease) in other liabilities	1,094	182	75

Net Cash Used In Operating Activities:	(204,025)	(143,890)	(29,919)

Cash Flows from Financing Activities:
Borrowings under credit facility	238,492	—	—
Payments under credit facility	(147,325)	(28,500)	28,500
Financing costs paid and deferred	(416)	(2,660)	(575)
Net proceeds from shares sold	140,249	197,558	—
Less offering costs of public share offerings	(1,505)	(874)	70
Dividends paid	(24,915)	(21,634)	(7,663)

Net Cash Provided By Financing Activities:	204,580	143,890	20,332

Total Increase in Cash	555	—	(9,587)
Cash balance at beginning of year	—	—	9,587

Cash Balance at End of Year	$555	$—	$—

Cash Paid For Interest	$4,942	$639	$—

Non-Cash Financing Activity:
Amount of shares issued in connection with dividend reinvestment plan	$2,753	$5,908	$241

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2008

		Par Value/
	Locale/	Shares		Fair Value	% of Net
Portfolio Investments(1)	Industry	Ownership %	Cost	(2)	Assets
		(In thousands, except share data)

Control Investments (25.00% or greater of voting control)
Ajax Rolled Ring & Machine	South Carolina/ Manufacturing
Common Shares (7 total unrestricted common shares outstanding and 803.18 restricted common shares outstanding)		6	$—	$—	0.0%
Preferred shares (7,222.6 total preferred shares outstanding)		6,142.6	6,293	6,293	1.5%
Senior secured note, 10.50%, 4/01/2013(4)		$21,890	21,890	21,890	5.1%
Subordinated secured note, 11.50% plus 6.00% PIK, 4/01/2013(4)		$11,500	11,500	11,500	2.6%

Total			39,683	39,683	9.2%

C&J Cladding LLC(4)	Texas/ Metal Services
Warrants, company units, expiring 3/30/2014 (600 total company units outstanding)		400	580	2,222	0.5%
Senior secured note, 14.00%, 3/30/2012(12)		$4,800	4,085	4,607	1.1%

Total			4,665	6,829	1.6%

Gas Solutions Holdings, Inc.(3)	Texas/ Gas Gathering and Processing
Common shares (100 total common shares outstanding)		100	5,221	41,542	9.7%
Subordinated secured note, 18.00%, 12/22/2009(4)		$20,000	20,000	20,000	4.7%

Total			25,221	61,542	14.4%

Integrated Contract Services, Inc.(5)	North Carolina/ Contracting
Common stock (100 total common shares outstanding)		49	491	—	0.0%
Series A preferred shares (10 total Series A preferred shares outstanding)		10	—	—	0.0%
Junior secured note, 14.00%, 9/30/2010		$14,003	14,003	3,030	0.7%
Senior secured note, 14.00%, 9/30/2010		$800	800	800	0.2%
Senior demand note, 15.00%(6), 6/30/2009		$1,170	1,170	1,170	0.3%

Total			16,464	5,000	1.2%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

		Par Value/
	Locale/	Shares		Fair Value	% of Net
Portfolio Investments(1)	Industry	Ownership %	Cost	(2)	Assets
		(In thousands, except share data)

Iron Horse Coiled Tubing, Inc.	Alberta, Canada Production Services
Common shares (1,093 total common shares outstanding)		643	$268	$49	0.0%
Warrants for common shares(7)		1,138	—	—	0.0%
Senior secured note, 15.00%, 4/19/2009		$9,250	9,094	9,073	2.1%
Bridge Loan, 15.00% plus 3.00% PIK, 12/11/2008			2,103	2,060	0.5%

Total			11,465	11,182	2.6%

NRG Manufacturing, Inc.	Texas/ Manufacturing
Common shares (1,000 total common shares outstanding)		800	2,317	8,656	2.0%
Senior secured note, 16.50%(8), 8/31/2011(4)		$13,080	13,080	13,080	3.0%

Total			15,397	21,736	5.0%

R-V Industries, Inc.	Pennsylvania/ Manufacturing
Common shares (800,000 total common shares outstanding)		545,107	5,031	8,064	1.9%
Warrants, common shares, expiring 6/30/2017		200,000	1,682	2,959	0.7%
Senior secured note, 15.00%, 6/30/2017(4)		$7,526	5,912	7,526	1.8%

Total			12,625	18,549	4.4%

Worcester Energy Partners, Inc.(9)	Maine/ Biomass Power
Equity ownership		—	457	1	0.0%
Senior secured note, 12.50%, 12/31/2012		$37,388	37,264	15,579	3.6%

Total			37,721	15,580	3.6%

Yatesville Coal Holdings, Inc.(23)	Kentucky/ Mining and Coal Production
Common stock (1,000 total common shares outstanding)		1,000	284	—	0.0%
Junior secured note, 12.50%, 12/31/2010		$30,136	30,136	15,726	3.7%
Senior secured note, 12.50%, 12/31/2010		$10,000	10,000	10,000	2.3%

Total			40,420	25,726	6.0%

Total Control Investments			203,661	205,827	48.0%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

		Par Value/
	Locale/	Shares		Fair Value	% of Net
Portfolio Investments(1)	Industry	Ownership %	Cost	(2)	Assets
		(In thousands, except share data)

Affiliate Investments (5.00% to 24.99% of voting control)
Appalachian Energy Holdings (10),(4)	West Virginia/ Construction Services
Warrants — Class A common units, expiring 2/13/2016 (49,753 total class A common units outstanding)		12,090	$348	$794	0.2%
Series A preferred equity (16,125 total series A preferred equity units outstanding)		3,000	72	162	0.0%
Series B preferred equity (794 total series B preferred equity units outstanding)		241	241	—	0.0%
Senior Secured Debt Tranche A, 14.00% plus 3.00% PIK, 1/31/2011		$3,003	3,003	3,003	0.7%
Senior Secured Debt Tranche B, 14.00% plus 3.00% PIK, 5/01/2009		$1,945	1,945	2,084	0.5%

Total			5,609	6,043	1.4%

Total Affiliate Investments			5,609	6,043	1.4%

Non-Control/Non-Affiliate Investments (less than 5.00% of voting control)
American Gilsonite Company	Utah/ Specialty Minerals
Membership Interest in AGC\PEP, LLC(11)		99.9999%	1,000	1,000	0.2%
Subordinated secured note, 12.00% plus 3.00%, 3/14/2013(4)		$14,632	14,632	14,632	3.4%

Total			15,632	15,632	3.6%

Conquest Cherokee, LLC (13),(4)	Tennessee/ Oil and Gas Production
Senior secured note, 13.00%, 5/05/2009(14)		$10,200	10,125	9,923	2.3%

Deb Shops, Inc.(4)	Pennsylvania/ Retail
Senior secured note, 10.69%, 10/23/2014(25)		$15,000	14,577	13,428	3.1%

Deep Down, Inc.(4)	Texas/ Production Services
Warrant, common shares, expiring 8/6/2012 (174,732,501 total common shares outstanding)		4,960,585	—	2,856	0.7%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

		Par Value/
	Locale/	Shares		Fair Value	% of Net
Portfolio Investments(1)	Industry	Ownership %	Cost	(2)	Assets
		(In thousands, except share data)

Diamondback Operating, LP (15),(4)	Oklahoma/ Oil and Gas Production
Senior secured note, 12.00% plus 2.00% PIK, 8/28/2011		$9,200	$9,200	$9,108	2.1%

Freedom Marine Services LLC (15),(4)	Louisiana/ Shipping Vessels
Subordinated secured note, 12.00% plus 4.00% PIK (17), 12/31/2011		$6,948	6,850	6,805	1.6%

H&M Oil & Gas, LLC (15),(4)	Texas/ Oil and Gas Production
Senior secured note, 13.00%, 6/30/2010(16)		$50,500	50,500	50,500	11.8%

IEC Systems LP (“IEC”)/ Advance Rig Services LLC (“ARS”)(4)	Texas/ Oilfield Fabrication
IEC senior secured note, 12.00% plus 3.00% PIK, 11/20/2012		$19,028	19,028	19,028	4.4%
ARS senior secured note, 12.00% plus 3.00% PIK, 11/20/2012		$5,825	5,825	5,825	1.4%

Total			24,853	24,853	5.8%

Maverick Healthcare, LLC(4)	Arizona/ Healthcare
Common units (78,100,000 total common shares outstanding)		1,250,000	1,252	1,252	0.3%
Preferred units (78,100,000 total preferred shares outstanding)		1,250,000	—	—	0.0%
Senior secured note, 12.00% plus 1.50% PIK, 10/31/2014		$12,500	12,500	12,500	2.9%

Total			13,752	13,752	3.2%

Miller Petroleum, Inc.	Tennessee/ Oil and Gas Production
Warrants, common shares, expiring 5/4/2010 to 3/31/2013 (14,566,856 total common shares outstanding)		1,571,191	150	111	0.0%
Peerless Manufacturing Co.(4)	Texas/ Manufacturing
Subordinated secured note, 11.50% plus 3.50% PIK, 4/30/2013		$20,000	20,000	20,000	4.7%

Qualitest Pharmaceuticals, Inc.(4)	Alabama/ Pharmaceuticals
Second lien debt, 12.45% (18), 4/30/2015		$12,000	11,944	11,523	2.7%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

		Par Value/
	Locale/	Shares		Fair Value	% of Net
Portfolio Investments(1)	Industry	Ownership %	Cost	(2)	Assets
		(In thousands, except share data)

Regional Management Corp.(4)	South Carolina/ Financial Services
Subordinated secured note, 12.00% plus 2.00% PIK, 6/29/2012		$25,000	$25,000	$23,699	5.5%

Resco Products, Inc.(4)	Pennsylvania/ Manufacturing
Second lien debt, 11.06% (19), 6/24/2014		$9,750	9,574	9,574	2.2%

Shearer’s Foods, Inc.	Ohio/ Food Products
Mistral Chip Holdings, LLC membership unit (45,300 total membership units outstanding)(24)		2,000	2,000	2,000	0.5%

Second lien debt, 14.00%, 10/31/2013(4)		$18,000	18,000	17,351	4.0%

Total			20,000	19,351	4.5%

Stryker Energy, LLC (20),(4)	Ohio/ Oil and Gas Production
Subordinated revolving credit facility, 12.00% (21), 11/30/2011		$29,500	29,041	28,518	6.6%

Unitek(4)	Pennsylvania/ Technical Services
Second lien debt, 12.75% (22), 12/27/2012		$11,500	11,337	11,337	2.6%

Wind River Resources Corp. and Wind River II Corp.(4)	Utah/ Oil and Gas Production
Senior secured note, 13.00%, 7/31/2009		$15,000	15,000	14,690	3.4%

Total Non-Control/Non-Affiliate Investments			287,535	285,660	66.4%

Total Portfolio Investments			496,805	497,530	115.8%

Money Market Funds
Fidelity Institutional Money market Funds — Government Portfolio (Class I)		25,954,531	25,954	25,954	6.0%

First American Funds, Inc. — Prime Obligations Fund (Class A)(4)		7,045,610	7,046	7,046	1.6%

Total Money Market Funds			33,000	33,000	7.6%

Total Investments			$529,805	$530,530	123.4%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

Endnote Explanations for the Schedule of Investments as of June 30, 2008

(1)	The securities in which we have invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the “Securities Act.” These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)	Fair value is determined by or under the direction of our Board of Directors (Note 2).

(3)	Gas Solutions Holdings, Inc. is a wholly-owned investment of us.

(4)	Security, or portion thereof, is held as collateral for the credit facility with Rabobank Nederland (See Note 10). At June 30, 2008, the value of these investments was $369,418 which represents 86.0% of net assets.

(5)	Entity was formed as a result of the debt restructuring of ESA Environmental Specialist, Inc.

(6)	Loan is with Lisamarie Fallon, Inc., (d/b/a The Healing Staff) an affiliate of the Integrated Contract Services, Inc.

(7)	The number of these warrants which are exercisable is contingent upon the length of time that passes before the bridge loan is repaid, 224 shares on August 11, 2008, 340 additional shares on October 11, 2008 and 574 additional shares on December 11, 2008.

(8)	Interest rate is the greater of 16.5% or 12-Month LIBOR plus 11.0%; rate reflected is as of June 30, 2008.

(9)	There are several entities involved in the Worcester Energy Partners, Inc. investment. We own 100 shares of common stock in Worcester Energy Holdings, Inc., or WEHI, representing 100%. WEHI, in turn, owns 51 membership certificates in Biochips LLC, which represents 51% ownership. We own 282 shares of common stock in Worcester Energy Co., Inc., or WECO, which represents 51% ownership. We own 1,665 shares of common stock in Worcester Energy Partners, Inc., or WEPI, which represents 51% ownership. We also own 1,000 of series A convertible preferred shares in WEPI. WECO, WEPI and Biochips LLC are joint borrowers on the term note issued to Prospect Capital. WEPI owns the equipment and operates the biomass generation facility. Biochips LLC currently has no material operations. WEPI owns 100 shares of common stock in Precision Logging and Landclearing, Inc., or Precision, which represents 100% ownership. Precision conducts all logging, processing and delivery operations to supply fuel to the biomass generation facility. As of March 31, 2008, our Board of Directors assessed a fair value of $1 for all of these equity positions.

(10)	There are several entities involved in the Appalachian Energy investment. We own warrants the exercise of which will permit us to purchase 12,090 units of Class A common units of Appalachian Energy Holdings LLC, or AEH, at a nominal cost and in a near-immediate timeframe. We own 3,000 units of Series A preferred equity and 241 units of Series B preferred equity of AEH. The senior secured notes are with C & S Operating LLC and East Cumberland L.L.C., both operating companies owned by Appalachian Energy Holdings LLC.

(11)	We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,000 out of a total of 64,027.25 shares of American Gilsonite Holding Company which owns 100% of American Gilsonite Company.

(12)	Interest rate is the greater of 14.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of June 30, 2008.

(13)	We have an overriding royalty interest and net profits interest in the Portfolio Investment.

(14)	Interest rate is the greater of 13.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of June 30, 2008.

(15)	We have a net profits interest in the Portfolio Investment.

(16)	Interest rate is the greater of 13.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of June 30, 2008.

(17)	Interest rate is the greater of 13.0% or 3-Month LIBOR plus 6.11%; rate reflected is as of June 30, 2008.

(18)	Interest rate is the greater of 12.5% or 3-Month LIBOR plus 7.5%; rate reflected is as of June 30, 2008.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

(19)	Interest rate is 3-Month LIBOR plus 8.0%; rate reflected is as of June 30, 2008.

(20)	We have an overriding royalty interest in the Portfolio Investment.

(21)	Interest rate is the greater of 12.0% or 12-Month LIBOR plus 7.0%; rate reflected is as of June 30, 2008.

(22)	Interest rate is the greater of 12.75% or 3-Month LIBOR plus 7.25%; rate reflected is as of June 30, 2008.

(23)	On June 30, 2008, we consolidated our holdings in four coal companies into Yatesville Coal Holdings, Inc., or Yatesville, and consolidated the operations under one management team. In the transaction, the debt that we held of C&A Construction, Inc. (which is part of the Whymore Coal Entities described below), Genesis Coal Corp., North Fork Collieries LLC and Unity Virginia Holdings LLC were exchanged for newly issued debt from Yatesville, and our ownership interests in C&A Construction Inc., E&L Construction, Inc., Whymore Coal Company Inc., Genesis Coal Corp. and North Fork Collieries LLC were exchanged for 100% of the equity of Yatesville. This reorganization allows for a better utilization of the assets in the consolidated group.

At June 30, 2008, Yatesville owns 100% of the membership interest of North Fork Collieries LLC. In addition, Yatesville holds a $5,721 note receivable from North Fork Collieries LLC. Our third party valuation consultant has estimated the value of the North Fork Collieries LLC investment in a range from $10,940 to $12,607.

Yatesville owns 75% of the common stock of Genesis Coal Corp. and holds a note receivable of $17,692 at June 30, 2008. Our third party valuation consultant has estimated the value of the Genesis Coal Corp investment in a range from $7,156 to $7,962.

Yatesville holds a note receivable of $3,902 from Unity Virginia Holdings LLC at June 30, 2008. Our third party valuation consultant has estimated the value of the Unity Virginia Holdings, LLC investment at zero.

There are several entities involved in Yatesville’s investment in the Whymore Coal Entities at June 30, 2008. Yatesville owns 10,000 shares of common stock or 100% of the equity and holds a $12,822 senior secured debt receivable from C&A Construction, Inc., or C&A, which owns the equipment. Yatesville owns 10,000 shares of common stock or 100% of the equity of E&L Construction, Inc., or E&L, which leases the equipment from C&A, employs the workers, is listed as the operator with the Commonwealth of Kentucky, mines the coal, receives revenues and pays all operating expenses. Yatesville owns 4,900 shares of common stock or 49% of the equity of Whymore Coal Company, Inc., or Whymore, which applies for and holds permits on behalf of E&L. Yatesville also own 4,285 Series A convertible preferred shares in each of C&A, E&L and Whymore. Additionally, Yatesville retains an option to purchase the remaining 51% of Whymore. Whymore and E&L are guarantors under the C&A credit agreement with Yatesville. Our third party valuation consultant has estimated the value of the Whymore Coal investment in a range from $4,463 to $5,105.

(24)	Mistral Chip Holdings, LLC owns 45,300 shares out of 50,500 total shares outstanding of Chip Holdings, Inc., the parent company of Shearer’s Foods, Inc.

(25)	Interest rate is 1-Month LIBOR plus 8.0%; rate reflected is as of June 30, 2008.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007

	Locale/	Par Value/		Fair Value	% of Net
Portfolio Investments(1)	Industry	Shares	Cost	(2)	Assets
		(In thousands, except share data)

Control Investments (25.00% or greater of voting control)
Advantage Oilfield Group Ltd.(23)	Alberta, Canada/ Construction Services
Common shares, Class A(3)		33	$220	$—	0.0%
Senior secured note, 15.00% due 5/30/2009		$17,321	16,930	9,880	3.3%

Total			17,150	9,880	3.3%

C&J Cladding LLC(23)	Texas/Metal Services
Warrants, common shares, expiring 3/30/2014		510	580	580	0.2%
Senior secured note, 14.00% (12) due 3/31/2012		$6,000	5,249	5,249	1.7%

Total			5,829	5,829	1.9%

Gas Solutions Holdings, Inc.(4)	Texas/Gas Gathering and Processing
Common shares		100	4,878	26,100	8.7%
Subordinated secured note, 18.00% due 12/22/2011(23)		$18,400	18,400	18,400	6.1%

Total			23,278	44,500	14.8%

Genesis Coal Corp.	Kentucky/ Mining and Coal Production
Common shares		63	23	1	0.0%
Warrants, preferred shares, expiring 2/9/2016		1,000	33	1	0.0%
Senior secured note, 16.40%(5) due 12/31/2010		$14,533	14,408	11,423	3.8%

Total			14,464	11,425	3.8%

NRG Manufacturing, Inc.	Texas/ Manufacturing
Common shares		800	2,315	11,785	3.9%
Senior secured note, 16.50%(6) due 8/31/2013(23)		$10,080	10,080	10,080	3.4%

Total			12,395	21,865	7.3%

R-V Industries, Inc.	Pennsylvania/ Manufacturing
Common shares		545,107	4,985	4,985	1.6%
Warrants, common shares, expiring 6/30/2017		200,000	1,682	1,682	0.6%
Senior secured note, 15.00% due 6/30/2017(23)		$14,526	12,844	12,844	4.3%

Total			19,511	19,511	6.5%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

	Locale/	Par Value/		Fair Value	% of Net
Portfolio Investments(1)	Industry	Shares	Cost	(2)	Assets
		(In thousands, except share data)

Whymore Coal Company, Inc.(7)	Kentucky/ Mining and Coal Production
Equity ownership		Various	$111	$1	0.0%
Senior secured note, 16.42%(8) due 12/31/2010		$11,022	11,022	7,063	2.4%

Total			11,133	7,064	2.4%

Worcester Energy Partners, Inc.(9)	Maine/Biomass Power
Equity ownership		Various	137	1	0.0%
Senior secured note, 12.50% due 12/31/2012		$26,774	26,596	25,046	8.3%

Total			26,733	25,047	8.3%

Total Control Investments			130,493	145,121	48.3%

Affiliate Investments (5.00% to 24.99% of voting control)
Appalachian Energy Holdings LLC (10)(23)	West Virginia/ Construction Services
Series A preferred shares		200	104	104	0.0%
Warrants, expiring 2/14/2016		6,065	348	152	0.1%
Senior secured note, 14.00%, plus 3.00% PIK due 1/31/2011		$5,358	5,169	5,169	1.7%

Total			5,621	5,425	1.8%

Iron Horse Coiled Tubing, Inc.(23)	Alberta, Canada/ Production services
Common shares		93	268	268	0.1%
Senior secured note, 15.00% due 4/19/2009		$9,250	8,932	8,932	3.0%

Total			9,200	9,200	3.1%

Total Affiliate Investments			14,821	14,625	4.9%

Non-Control/Non-Affiliate Investments (less than 5.00% of voting control)
Arctic Acquisition Corp. (11)(23)	Texas/ Production services
Warrants, common shares, expiring 7/19/2012		596,251	507	507	0.2%
Warrants, Series A redeemable preferred shares, expiring 7/19/2012		1,054	507	507	0.2%
Senior secured note, 13.00% due 7/19/2009		$13,301	12,656	12,656	4.2%

Total			13,670	13,670	4.6%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

	Locale/	Par Value/		Fair Value	% of Net
Portfolio Investments(1)	Industry	Shares	Cost	(2)	Assets
		(In thousands, except share data)

Central Illinois Energy, LLC(23)	Illinois/ Biofuels/ Ethanol
Senior secured note, 15.35% (13) due 3/31/2014		$8,000	$8,000	$8,000	2.7%

Conquest Cherokee, LLC (14)(23)	Tennessee/ Oil and Gas Production
Senior secured note, 13.00% (15) due 5/5/2009		$10,200	10,046	10,046	3.3%

ESA Environmental Specialist, Inc.(23)	North Carolina/ Contracting
Warrants, common shares, expiring 4/11/2017		1,059	1	—	0.0%
Senior secured note, 14.00% (16) due 4/11/2011		$12,200	12,200	4,428	1.5%
Senior secured note, 14.00% (16) due 6/7/2008		$1,575	1,575	572	0.2%

Total			13,776	5,000	1.7%

Evolution Petroleum Corp.(17)	Texas/Oil and Gas Production
Common shares, unregistered		139,926	20	378	0.1%

H&M Oil & Gas, LLC (18)(23)	Texas/Oil and Gas Production
Senior secured note, 13.00% (19) due 6/30/2010		$45,000	45,000	45,000	15.0%

Jettco Marine Services LLC (18)(23)	Louisiana/ Shipping
Subordinated secured note, 12.00% (20), plus 4.0% PIK due 12/31/2011		$6,671	6,553	6,553	2.2%

Ken-Tex Energy Corp. (14)(23)	Texas/Oil and Gas Production
Senior secured note, 13.00% due 6/4/2010		$10,750	10,750	10,750	3.6%

Miller Petroleum, Inc.	Tennessee/ Oil and Gas Production
Warrants, common shares, expiring 5/4/2010 to 6/30/2012		1,206,859	150	22	0.0%

Regional Management Corp.(23)	South Carolina/ Financial Services
Subordinated secured note, 12.00%, plus 2.0% PIK due 6/29/2012		$25,000	25,000	25,000	8.3%

Stryker Energy, LLC(21)	Ohio/Oil and Gas Production
Subordinated revolving credit facility, 12.43% (22) due 11/30/2011		$29,500	28,942	28,942	9.7%

TLOGH, L.P.(21)	Texas/Oil and Gas Production
Senior secured note, 13.00%, Due 10/23/2009		$15,291	15,105	15,105	5.0%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

	Locale/	Par Value/		Fair Value	% of Net
Portfolio Investments(1)	Industry	Shares	Cost	(2)	Assets
		(In thousands, except share data)

Unity Virginia Holdings, LLC	Virginia/ Mining and Coal Production
Subordinated secured note, 15.00%, plus 15.00% PIK due 1/31/2009		$3,580	$3,871	$10	0.0%

Total Non-Control/Non-Affiliate Investments			180,883	168,476	56.2%

Total Portfolio Investments			326,197	328,222	109.4%

Money Market Funds
Fidelity Institutional Money Market Funds — Government Portfolio (Class I)		38,227,118	38,227	38,227	12.7%
First American Funds, Inc. — Prime Obligations Fund (Class A)		289,000	289	289	0.1%
First American Funds, Inc. — Prime Obligations Fund (Class Y)		3,243,731	3,244	3,244	1.1%

Total Money Market Funds			41,760	41,760	13.9%

Total Investments			$367,957	$369,982	123.3%

Endnote Explanations for the Schedule of Investments as of June 30, 2007

(1)	The securities in which we have invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the “Securities Act.” These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)	Fair value is determined by or under the direction of our Board of Directors (Note 2).

(3)	We have the right to purchase 184 shares of Class A common shares at a purchase price of $1.00 per share in the event of a default under the credit agreement.

(4)	Gas Solutions Holdings, Inc. is a wholly-owned investment of us.

(5)	Interest rate is the greater of 15.0% or 6-Month LIBOR plus 11.0%; rate reflected is as of June 30, 2007.

(6)	Interest rate is the greater of 16.5% or 12-Month LIBOR plus 11.0%; rate reflected is as of June 30, 2007.

(7)	There are several entities involved in the Whymore investment. The senior secured debt is with C&A Construction, Inc. (“C&A”), which owns the equipment. E&L Construction, Inc. (“E&L”) leases the equipment from C&A, employs the workers, is listed as the operator with the Commonwealth of Kentucky, mines the coal, receives revenues and pays all operating expenses. Whymore Coal Company, Inc. (“Whymore”) applies for and holds permits on behalf of E&L. Whymore and E&L are guarantors under the C&A credit agreement with us. We own 10,000 shares of common stock of C&A (100% ownership), 10,000 shares of common stock of E&L (100% ownership), and 4,900 shares of common stock of Whymore (49% ownership). We own 4,285 Series A convertible preferred shares in each of C&A, E&L and Whymore. Additionally, we retain an option to purchase the remaining 51% of Whymore. As of June 30, 2007, our Board of Directors assessed a fair value of $1 for all of these equity positions.

(8)	Interest rate is the greater of 15.0% or 5-Year US Treasury Note plus 11.5%; rate reflected is as of June 30, 2007.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS — (Continued)

(9)	There are several entities involved in the Worcester Energy Company, Inc. investment. We own 100 shares of common stock in Worcester Energy Holdings, Inc. (“WEHI”) representing 100%. WEHI, in turn, owns 51 membership certificates in Biochips LLC, which represents 51% ownership. We own 282 shares of common stock in Worcester Energy Co., Inc. (“WECO”), which represents 51% ownership. We own 1,665 shares of common stock in Worcester Energy Partners, Inc. (“WEPI”), which represents 51% ownership. We also own 1,000 of series A convertible preferred shares in WEPI. WECO, WEPI and Biochips LLC are joint borrowers on the term note issued by us. WEPI owns the equipment and operates the biomass generation facility. Biochips LLC currently has no material operations. As of June 30, 2007, our Board of Directors assessed a fair value of $1 for all of these equity positions.

(10)	There are several entities involved in the Appalachian Energy Holdings (“Appalachian Energy”) investment. We own 100 shares of Class A common stock of AEH Investment Corp. (“AEH”), 200 shares of Series A preferred stock of AEH and 6,065 warrants, expiring 2/14/2016 to purchase Class A common stock. The senior secured note is with C & S Operating LLC and East Cumberland L.L.C., both operating companies owned by Appalachian Energy Holdings LLC. AEH owns Appalachian Energy.

(11)	The Portfolio Investment does business as Cougar Pressure Control.

(12)	Interest rate is the greater of 14.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of June 30, 2007.

(13)	Interest rate is LIBOR plus 10.0%; rate reflected is as of June 30, 2007.

(14)	We have an overriding royalty interest and net profits interest in the Portfolio Investment.

(15)	Interest rate is the greater of 13.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of June 30, 2007.

(16)	Interest rate is the greater of 14.0% or 1-Month LIBOR plus 8.5%; rate reflected is as of June 30, 2007.

(17)	Formerly known as Natural Gas Systems, Inc.

(18)	We have a net profits interest in the Portfolio Investment.

(19)	Interest rate is the greater of 13.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of June 30, 2007.

(20)	Interest rate is the greater of 13.0% or 3-Month LIBOR plus 6.11%; rate reflected is as of June 30, 2007.

(21)	We have an overriding royalty interest in Portfolio Investment.

(22)	Interest rate is the greater of 12.0% or 12-Month LIBOR plus 7.0%; rate reflected is as of June 30, 2007.

(23)	Security, or portion thereof, is held as collateral for the credit facility with Rabobank Nederland (See Note 10). At June 30, 2007, the value of these investments was $195,966, which represents 65.3% of net assets.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2008
(In thousands, except share and per share data)

Note 1.	Organization

References herein to “we”, “us” or “our” refer to Prospect Capital Corporation and its subsidiary unless the context specifically requires otherwise.

We were formerly known as Prospect Energy Corporation, a Maryland corporation. We were organized on April 13, 2004 and were funded in an initial public offering, or IPO, completed on July 27, 2004. We are a closed-end investment company that has filed an election to be treated as a Business Development Company, or BDC, under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have qualified and have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, project financings, recapitalizations, and other purposes.

On May 15, 2007, we formed a wholly-owned subsidiary, Prospect Capital Funding, LLC, a Delaware limited liability company, for the purpose of holding certain of our loan investments in the portfolio which are used as collateral for our credit facility.

Note 2.	Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ.

The statements include portfolio investments at fair value of $497,530 and $328,222 at June 30, 2008 and June 30, 2007, respectively. At June 30, 2008 and June 30, 2007, 115.8% and 109.4%, respectively, of our net assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The following are significant accounting policies consistently applied by us:

Consolidation

Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X, and the American Institute of Certified Public Accountants’ Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our June 30, 2008 financial statements include our accounts and the accounts of Prospect Capital Funding, LLC, our only wholly-owned, closely- managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investments

a) Security transactions are recorded on a trade-date basis.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

b) Valuation:

1) Investments for which market quotations are readily available are valued at such market quotations.

2) Short-term investments that mature in 60 days or less, such as United States Treasury Bills, are valued at amortized cost, which approximates fair value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase. Short-term securities that mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

3) It is expected that most of the investments in our portfolio will not have actively traded markets. Debt and equity securities which do not have actively traded markets are valued with the assistance of an independent valuation service using a documented valuation policy and a valuation process that is consistently applied under the direction of our Board of Directors. The factors that may be taken into account in fairly valuing investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the sensitivity of the investments to fluctuations in interest rates, changes in the market interest rates, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, changes in interest rates for similar debt instruments, and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that are not actively traded, the fair value of these investments may differ significantly from the values that would have been used had an actively traded market existed for such investments, and any such differences could be material.

4) In September 2006, the Financial Accounting Standards Board (“FASB”) issued a new pronouncement addressing fair value measurements, Statement of Financial Accounting Standards Number 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 becomes effective for fiscal years beginning after November 15, 2007; therefore, its first applicability to us will be for our upcoming fiscal year beginning July 1, 2008. We do not believe that the adoption of SFAS 157 will materially impact the amounts reported in our financial statements, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements reported to changes in net assets for a fiscal period.

5) In February 2007, FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities — including an amendment of FASB Statement No. 115”. SFAS 159 permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. SFAS 159 becomes effective for fiscal years beginning after November 15, 2007 and, therefore, is applicable for our upcoming fiscal year beginning July 1, 2008. Our management does not believe that the adoption of SFAS No. 159 will have a material impact on our financial statements.

6) In March 2008, the FASB issued SFAS 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133”. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

understand how and why the entity uses derivatives, how derivatives are accounted for, and how derivative affect an entity’s results of operations, financial position, and cash flows. SFAS 161 becomes effective for fiscal years beginning after November 15, 2008 and, therefore, is applicable for our fiscal year beginning July 1, 2009. Our management does not believe that the adoption of SFAS No. 161 will have a material impact on our financial statements.

7) In March 2008, the FASB issued SFAS 162, “The Hierarchy of Generally Accepted Accounting Principles”. SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with US GAAP. This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. Our management does not believe that the adoption of SFAS No. 162 will have a material impact on our financial statements.

c) Realized gains or losses on the sale of investments are calculated using the specific identification method.

d) Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.

e) Dividend income is recorded on the ex-dividend date.

f) Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interest are included in other income.

g) Loans are placed on non-accrual status when principal or interest payments are past due 90 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current. As of June 30, 2008, approximately 0.9% of our net assets are in non-accrual status.

Federal and State Income Taxes

We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code of 1986 (the “Code”), applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to shareholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to shareholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

If we do not distribute (or are not deemed to have distributed) at least 98% of our annual taxable income in the year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual

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effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

We adopted Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of FIN 48 was applied to all open tax years as of July 1, 2007. The adoption of FIN 48 did not have an effect on our net asset value, financial condition or results of operations as there was no liability for unrecognized tax benefits and no change to our beginning net asset value. As of June 30, 2008 and for the year then ended, we did not have a liability for any unrecognized tax benefits. Management’s determinations regarding FIN 48 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Dividends and Distributions

Dividends and distributions to common shareholders are recorded on the ex-dividend date. The amount, if any, to be paid as a dividend is approved by our Board of Directors each quarter and is generally based upon our management’s estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

We record origination expenses related to our credit facility as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the facility.

We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of SEC registration, legal and accounting fees incurred through June 30, 2008 that are related to the shelf filings that will be charged to capital upon the receipt of the capital or charged to expense if not completed.

Guarantees and Indemnification Agreements

We follow FASB Interpretation Number 45, “Guarantor’s” Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” (“FIN 45”). FIN 45 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by FIN 45, the fair value of the obligation undertaken in issuing certain guarantees. FIN 45 did not have a material effect on the financial statements. Refer to Note 3 and Note 7 for further discussion of guarantees and indemnification agreements.

Per Share Information

Net increase in net assets resulting from operations per common share, or Basic Earnings Per Share, are calculated using the weighted average number of common shares outstanding for the period presented. Diluted earnings per share are not presented as there are no potentially dilutive securities outstanding.

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Reclassifications

Certain reclassifications have been made in the presentation of the 2007 and 2006 consolidated financial statements to conform to the current year presentation.

Note 3.	Portfolio Investments

At June 30, 2008, 115.8% of our net assets or about $497,530 was invested in 29 long-term portfolio investments (including a net profits interest in Charlevoix Energy Trading LLC) and 7.6% of our net assets was invested in money market funds. The remainder (23.4%) of our net assets represented liabilities in excess of other assets. At June 30, 2007, 109.4% of our net assets or about $328,222 was invested in 24 long-term portfolio investments (including a net profits interest in Charlevoix Energy Trading LLC) and 13.9% of our net assets was invested in money market funds. The remainder (23.3%) of our net assets represented liabilities in excess of other assets. We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual owns more than 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through ownership of 5% or more but less than 25% of the outstanding voting securities of another person. As of June 30, 2008, we own controlling interests in Ajax Rolled Ring & Machine, or Ajax, C&J Cladding, LLC, or C&J, Gas Solutions Holdings, Inc., or GSHI, Integrated Contract Services, Inc., or Integrated, Iron Horse Coiled Tubing, Inc., or Iron Horse, NRG Manufacturing, Inc., or NRG, R-V Industries, Inc., or R-V, Worcester Energy Partners, Inc., or WEPI, and Yatesville Coal Holdings, Inc., or Yatesville. We also own an affiliated interest in Appalachian Energy Holdings, LLC, or AEH. We have no other controlled or affiliated investments.

GSHI has indemnified us against any legal action arising from its investment in Gas Solutions, LP. We have incurred approximately $1,914 from the inception of the investment in GSHI through June 30, 2008 for fees associated with a legal action, and GSHI has reimbursed us for the entire amount. Of the $1,914 reimbursement $118, $178, and $941 are reflected as Dividend income: Control investments on the accompanying Consolidated Statements of Operations for the years ended June 30, 2008, June 30, 2007 and June 30, 2006, respectively. Additionally, certain other expenses incurred by us which are attributable to GSHI have been reimbursed by GSHI and are reflected as Dividend income: Control investments on the accompanying Consolidated Statements of Operations as $4,589, $2,578, and $2,226 for the years ended June 30, 2008, June 30, 2007 and June 30, 2006, respectively.

Debt placements and interests in equity securities with an original cost basis of approximately $311,947, $167,255, and $83,625 were acquired during the years ended June 30, 2008, June 30, 2007 and June 30, 2006, respectively. Debt repayments and sales of equity securities with a cost basis of approximately $143,434, $36,458, and $9,651 were made during the years ended June 30, 2008, June 30, 2007 and June 30, 2006, respectively.

From time to time, we provide guarantees for portfolio companies for payments to counterparties, usually as an alternative to investing additional capital. Currently, agreements for two guarantees and one indemnification are outstanding which are related to two portfolio companies categorized as Control Investments — Whymore Coal Company, Inc., now consolidated as part of Yatesville, and North Fork Collieries LLC, or North Fork. The two guarantees are related to Whymore with one in the amount of $3,478 for equipment leases and another of $416 for a “payment-over-time” contract for coal purchases. The contingent indemnification obligation arose from our acquisition of the assets of Traveler Coal, LLC, or Traveler, through our subsidiary, North Fork. Specifically, as part of that acquisition, we have agreed to indemnify the seller of those assets for personal guarantees that that seller had extended on behalf of Traveler. The amount of this

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contingency may reach $5,000. We also guarantee the obligation of WEPI as it relates to the Cousineau Forest Products, Inc. acting as the fuel provider to WEPI. The guaranty is limited to a maximum of $300.

Note 4.	Other Investment Income

Other investment income consists of structuring fees, overriding royalty interests, prepayment penalty on net profits interest, deal deposits, administrative agent fee, and other miscellaneous and sundry cash receipts. Income from such sources was $8,336 and $4,444 for the years ended June 30, 2008 and June 30, 2007, respectively. There was no such income for the year ended June 30, 2006.

	For the Year Ended
	June 30,	June 30,	June 30,
Income Source	2008	2007	2006

Structuring fees	$4,751	$2,574	$—
Overriding royalty interests	1,819	196	—
Prepayment penalty on net profits interests	1,659	986	—
Deal deposit	49	688	—
Administrative agent fee	48	—	—
Miscellaneous	10	—	—

Other Investment Income	$8,336	$4,444	$—

Note 5.	Equity Offerings and Related Expenses

During the year ended June 30, 2008, we issued 9,400,000 shares of our common stock through public offerings, a registered direct offering, and through the exercises of an over-allotment options on the part of the underwriters. Offering expenses were charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us. The proceeds raised, the related underwriting fees, the offering expenses, and the prices at which common stocks were issued since inception are detailed in the table which follows:

		Gross
	Number of	Proceeds	Underwriting	Offering	Offering
Issuances of Common Stock	Shares Issued	Raised	Fees	Expenses	Price

June 2, 2008	3,250,000	$48,425	$2,406	$254	$14.900
March 31, 2008	1,150,000	$17,768	$759	$350	$15.450
March 28, 2008	1,300,000	19,786	—	350	15.220
November 13, 2007 over-allotment	200,000	$3,268	$163	$—	$16.340
October 17, 2007	3,500,000	57,190	2,860	551	16.340
January 11, 2007 over-allotment	810,000	$14,026	$688	$—	$17.315	(1)
December 13, 2006	6,000,000	106,200	5,100	279	17.700
August 28, 2006 over-allotment	745,650	$11,408	$566	$—	$15.300
August 10, 2006	4,971,000	76,056	3,778	595	15.300
August 27, 2004 over-allotment	55,000	$825	$58	$2	$15.000
July 27, 2004	7,000,000	105,000	7,350	1,385	15.000

(1)	We declared a dividend of $0.385 per share between offering and over — allotment dates.

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Note 6.	Net Increase in Net Assets per Common Share

The following information sets forth the computation of net increase in net assets resulting from operations per common share for the years ended June 30, 2008, 2007 and 2006, respectively.

	For the Year Ended
	June 30,	June 30,	June 30,
	2008	2007	2006

Net increase in net assets resulting from operations	$27,591	$16,728	$12,896
Weighted average common shares outstanding	23,626,642	15,724,095	7,056,846

Net increase in net assets resulting from operations per common share	$1.17	$1.06	$1.83

Note 7.	Related Party Agreements and Transactions

Investment Advisory Agreement

We have entered into an investment advisory and management agreement with Prospect Capital Management (the “Investment Advisory Agreement”) under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

Prospect Capital Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our gross assets (including amounts borrowed). For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

The Investment Adviser had previously voluntarily agreed to waive 0.5% of the base management fee if in the future the average amount of our gross assets for each of the two most recently completed calendar quarters at that time, appropriately adjusted for any share issuances, repurchases or other transactions during such quarters, exceeds $750,000,000, for that portion of the average amount of our gross assets that exceeds $750,000,000. The voluntary agreement by the Investment Adviser for such waiver for each fiscal quarter after December 31, 2007 has been terminated by the Investment Adviser.

The total base management fees earned by and paid to Prospect Capital Management for the years ended June 30, 2008, June 30, 2007 and June 30, 2006 were $8,921, $5,445, and $2,082, respectively.

The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the

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incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).

Previously, our Investment Adviser had voluntarily agreed that for each fiscal quarter from January 1, 2005 to March 31, 2007, the quarterly hurdle rate was to be equal to the greater of (a) 1.75% and (b) a percentage equal to the sum of 25.0% of the daily average of the “quoted treasury rate” for each month in the immediately preceding two quarters plus 0.50%. “Quoted treasury rate” means the yield to maturity (calculated on a semi-annual bond equivalent basis) at the time of computation for Five Year U.S. Treasury notes with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H). These calculations were to be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter. The voluntary agreement by the Investment Adviser that the hurdle rate be fluctuating for each fiscal quarter after January 1, 2005 (as discussed above) was terminated by the Investment Adviser as of the June 30, 2007, quarter. The investment adviser had also voluntarily agreed that, in the event it is paid an incentive fee at a time when our common stock is trading at a price below $15 per share for the immediately preceding 30 days (as adjusted for stock splits, recapitalizations and other transactions), it will cause the amount of such incentive fee payment to be held in an escrow account by an independent third party, subject to applicable regulations. The Investment Adviser had further agreed that this amount may not be drawn upon by the Investment Adviser or any affiliate or any other third party until such time as the price of our common stock achieves an average 30 day closing price of at least $15 per share. The Investment Adviser also had voluntarily agreed to cause 30% of any incentive fee that it is paid and that is not otherwise held in escrow to be invested in shares of our common stock through an independent trustee. Any sales of such stock were to comply with any applicable six month holding period under Section 16(b) of the Securities Act and all other restrictions contained in any law or regulation, to the fullest extent applicable to any such sale. These two voluntary agreements by the Investment Adviser have been terminated by the Investment Adviser for all incentive fees after December 31, 2007.

The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•	100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•	20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the

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termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which maybe asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equals the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end . At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

$11,278, $5,781, and $1,786 income incentive fees were earned for the years ended June 30, 2008, June 30, 2007 and June 30, 2006, respectively. No capital gains incentive fees were earned for years ended June 30, 2008, June 30, 2007 and June 30, 2006.

Administration Agreement

We have also entered into an Administration Agreement with Prospect Administration, LLC (“Prospect Administration”) under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our shareholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us.

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Prospect Administration, pursuant to the approval of our Board of Directors, has engaged Vastardis Fund Services LLC (“Vastardis”) to serve as our sub-administrator to perform certain services required of Prospect Administration. This engagement began in May 2005 and ran on a month-to-month basis at the rate of $25 annually, payable monthly. Under the sub-administration agreement, Vastardis provides us with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities. Vastardis also conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. Vastardis provides reports to the Administrator and the Directors of its performance of obligations and furnishes advice and recommendations with respect to such other aspects of our business and affairs as it shall determine to be desirable. Under the revised and renewed sub-administration agreement, Vastardis also provides the service of William E. Vastardis as our Chief Financial Officer, or CFO. This service was formerly provided at the rate of $225 annually, payable monthly. In May 2006, the engagement was revised and renewed as an asset-based fee with a $400 annual minimum, payable monthly. Vastardis does not provide any advice or recommendation relating to the securities and other assets that we should purchase, retain or sell or any other investment advisory services to us. Vastardis is responsible for the financial and other records that either the Administrator on our behalf or we are required to maintain and prepares reports to shareholders, and reports and other materials filed with the SEC. In addition, Vastardis assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns, and the printing and dissemination of reports to our shareholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Under the sub-administration agreement, Vastardis and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with Vastardis, are not liable to the Administrator or us for any action taken or omitted to be taken by Vastardis in connection with the performance of any of its duties or obligations or otherwise as sub-administrator for the Administrator on our behalf. The agreement also provides that, absent willful misfeasance, bad faith or negligence in the performance of Vastardis’ duties or by reason of the reckless disregard of Vastardis’ duties and obligations, Vastardis and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with Vastardis are entitled to indemnification from the Administrator and us. All damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Administrator or us or our security holders) arising out of or otherwise based upon the performance of any of Vastardis’ duties or obligations under the agreement or otherwise as sub-administrator for the Administrator on our behalf are subject to such indemnification.

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We have received $692, $452, $193 in managerial assistance fees for the years ended June 30, 2008, June 30, 2007, and June 30, 2006, respectively. These fees are paid to the Administrator.

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Note 8.	Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2008	2007	2006	2005	2004(3)

Per Share Data(1):
Net asset value at beginning of period	$15.04	$15.31	$14.59	$(0.01)	$—
Costs related to the initial public offering	—	—	0.01	(0.21)	—
Costs related to the secondary public offering	(0.07)	(0.06)	—	—	—
Net investment income	1.91	1.47	1.21	0.34	—
Realized gain (loss)	(0.69)	0.12	0.04	—	—
Net unrealized appreciation (depreciation)	(0.05)	(0.52)	0.58	0.90	—
Net increase in net assets as a result of public offering	—	0.26	—	13.95	—
Dividends declared and paid	(1.59)	(1.54)	(1.12)	(0.38)	—

Net asset value at end of period	$14.55	$15.04	$15.31	$14.59	$—

Per share market value at end of period	$13.18	$17.47	$16.99	$12.60	$—
Total return based on market value(2)	(15.90)%	12.65%	44.90%	(13.46)%	—
Total return based on net asset value(2)	7.84%	7.62%	12.76%	7.40%	—
Shares outstanding at end of period	29,520,379	19,949,065	7,069,873	7,055,100	—
Average weighted shares outstanding for period	23,626,642	15,724,095	7,056,846	7,055,100	—
Ratio/Supplemental Data:
Net assets at end of period (in thousands)	$429,623	$300,048	$108,270	$102,967	$—
Annualized ratio of operating expenses to average net assets	9.62%	7.36%	8.19%	5.52%	—
Annualized ratio of net operating income to average net assets	12.66%	9.71%	7.90%	8.50%	—

(1)	Financial highlights are based on weighted average shares.

(2)	Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. The total returns are not annualized.

(3)	Financial Highlights as of June 30, 2004 are considered not applicable as the initial offering of common stock did not occur as of this date.

Note 9.	Litigation

From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment,

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tax, regulation, contract or other matters. The resolution of these matters as they arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources.

On December 6, 2004, Dallas Gas Partners, L.P. (“DGP”) served us with a complaint filed November 30, 2004 in the U.S. District for the Southern District of Texas, Galveston Division. DGP alleges that DGP was defrauded and that we breached our fiduciary duty to DGP and tortiously interfered with DGP’s contract to purchase Gas Solutions, Ltd. (a subsidiary of our portfolio company, GSHI) in connection with our alleged agreement in September 2004 to loan DGP funds with which DGP intended to buy Gas Solutions, Ltd. for approximately $26,000. The complaint sought relief not limited to $100,000. On November 30, 2005, U.S. Magistrate Judge John R. Froeschner of the U.S. District Court for the Southern District of Texas, Galveston Division, issued a recommendation that the court grant our Motion for Summary Judgment dismissing all claims by DGP. On February 21, 2006, U.S. District Judge Samuel Kent of the U.S. District Court for the Southern District of Texas, Galveston Division issued an order granting our Motion for Summary Judgment dismissing all claims by DGP, against us. On May 16, 2007, the Court also granted us summary judgment on DGP’s liability to us on our counterclaim for DGP’s breach of a release and covenant not to sue. On January 4, 2008, the Court, Judge Melinda Harmon presiding, granted our motion to dismiss all DGP’s claims asserted against certain of our officers and affiliates. On August 20, 2008, Judge Harmon entered a Final Judgment dismissing all of DGP’s claims. Our damage claims against DGP remain pending.

In May 2006, based in part on unfavorable due diligence and the absence of investment committee approval, we declined to extend a loan for $10 million to a potential borrower (“plaintiff”). Plaintiff was subsequently sued by its own attorney in a local Texas court for plaintiff’s failure to pay fees owed to its attorney. In December 2006, plaintiff filed a cross-action against us and certain affiliates (the “defendants”) in the same local Texas court, alleging, among other things, tortious interference with contract and fraud. We petitioned the United States District Court for the Southern District of New York (the “District Court”) to compel arbitration and to enjoin the Texas action. In February 2007, our motions were granted. Plaintiff appealed that decision. On July 24, 2008, the Second Circuit Court of Appeals affirmed the judgement of the District Court. The arbitration commenced in July 2007 and concluded in late November 2007. Post-hearing briefings were completed in February 2008. On April 14, 2008, the arbitrator rendered an award in our favor, rejecting all of plaintiff’s claims. On April 18, 2008, we filed a petition before the District Court to confirm the award, which is now pending.

Note 10.	Revolving Credit Agreements

On February 21, 2006, we entered into a $20,000 senior secured revolving credit facility (the “Previous Credit Facility”) with Bank of Montreal as administrative agent and Harris Nesbitt Corp. as sole lead arranger and sole book runner. The Previous Credit Facility supplemented our equity capital and provided funding for additional portfolio investments. All amounts borrowed under the Previous Credit Facility would have matured, and all accrued and unpaid interest thereunder would have been due and payable within six months of the date of the borrowing. The Previous Credit Facility had a termination date of August 21, 2006. On May 11, 2006, the Previous Credit Facility was increased to $30,000.

On July 26, 2006, we closed a $50,000 revolving credit facility (the “Facility”) with HSH Nordbank AG as administrative agent and sole lead arranger, replacing the $30,000 Previous Credit Facility. This Facility was used, together with our equity capital, to make additional long-term investments. Interest on borrowings under the Facility is charged, at our option, at either (i) LIBOR plus the applicable spread, ranging from 200 to 250 basis points (the refinanced facility being at 250 basis points over LIBOR), or (ii) the greater of the lender prime rate or the federal funds effective rate plus 50 to 100 basis points. The applicable spread decreases as our equity base increases.

On June 6, 2007, we closed on a $200,000 three-year revolving credit facility (as amended on December 31, 2007) with Rabobank Nederland as administrative agent and sole lead arranger (the “Rabobank Facility”). The Rabobank Facility refinanced the $50,000 Facility with HSH Nordbank AG. Interest on the

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Rabobank Facility is charged at LIBOR plus 175 basis points. Additionally, Rabobank charges a fee on the unused portion of the facility. Through November 30, 2007, this fee is assessed at the rate of 37.5 basis points per annum of the amount of that unused portion; after that date, this rate increases to 50.0 basis points per annum if that unused portion is greater than 50% of the total amount of the facility. At June 30, 2008, the investments used as collateral for the Rabobank Facility had an aggregate market value of $369,418, which represents 86.0% of net assets.

As of June 30, 2008, we had drawn down $91,167 on the Rabobank Facility.

Note 11.	Selected Quarterly Financial Data (Unaudited)

							Net Increase
					Net Realized		(Decrease)
					and Unrealized		in Net Assets
	Investment Income		Net Investment Income		Gains (Losses)		from Operations
		Per		Per		Per		Per
Quarter Ended	Total	Share(1)	Total	Share(1)	Total	Share(1)	Total	Share(1)

September 30, 2005	3,109	0.44	1,415	0.20	58	0.01	1,473	0.21
December 31, 2005	3,935	0.56	2,040	0.29	488	0.07	2,528	0.36
March 31, 2006	4,026	0.57	2,126	0.30	829	0.12	2,955	0.42
June 30, 2006	5,799	0.82	2,977	0.42	2,963	0.42	5,940	0.84
September 30, 2006	6,432	0.65	3,274	0.33	690	0.07	3,964	0.40
December 31, 2006	8,171	0.60	4,493	0.33	(1,553)	(0.11)	2,940	0.22
March 31, 2007	12,069	0.61	7,015	0.36	(2,039)	(0.10)	4,976	0.26
June 30, 2007	14,009	0.70	8,349	0.42	(3,501)	(0.18)	4,848	0.24
September 30, 2007	15,391	0.77	7,865	0.39	685	0.04	8,550	0.43
December 31, 2007	18,563	0.80	10,660	0.46	(14,346)	(0.62)	(3,686)	(0.16)
March 31, 2008	22,000	0.92	12,919	0.54	(14,178)	(0.59)	(1,259)	(0.05)
June 30, 2008	23,448	0.85	13,669	0.50	10,317	0.38	23,986	0.88

(1)	Per share amounts are calculated using weighted average shares during period.

Note 12.	Subsequent Events

On July 3, 2008, we exercised our warrant for 4,960,585 shares of common stock in Deep Down, Inc. As permitted by the terms of the warrant, we elected to make this exercise on a cashless basis entitling us to 2,618,129 common shares. On August 1, 2008, we sold all the shares acquired receiving $1,649 of net proceeds.

On August 1, 2008, we provided $7,400 in debt financing to Castro Cheese Company, Inc., or Castro, based in Houston, Texas. Castro is a leading manufacturer, marketer, and distributor of Hispanic cheeses and creams.

On August 4, 2008, we provided $15,000 in debt financing to support the take-private acquisition of the TriZetto Group, or TriZetto. TriZetto is a leading healthcare information technology company.

On August 26, 2008, we provided a $26,000 senior secured debt financing and co-invested $2,300 in equity alongside Great Point Partners, LLC (“Great Point”) in its growth recapitalization of BNN Holdings Corp. d/b/a Biotronic NeuroNetwork (“Biotronic”), based in Ann Arbor, Michigan. Biotronic is the largest independent national provider of intra-operative neurophysiological monitoring services.

On August 27, 2008, R-V Industries repaid the $7,526 debt that it owed us.

PATRIOT CAPITAL FUNDING, INC.

CONSOLIDATED FINANCIAL STATEMENTS FOR THE
SIX MONTHS ENDED JUNE 30, 2009 (UNAUDITED)
AND
CONSOLIDATED FINANCIAL STATEMENTS FOR THE
YEARS ENDED DECEMBER 31, 2008 AND 2007

PATRIOT CAPITAL FUNDING, INC.

CONSOLIDATED BALANCE SHEETS
(unaudited)

	June 30,	December 31,
	2009	2008

ASSETS
Investments at fair value:
Non-control/non-affiliate investments (cost of $227,017,180 — 2009, $269,577,008 — 2008)	$212,853,296	$240,486,620
Affiliate investments (cost of $52,239,570 — 2009, $53,129,533 — 2008)	47,373,445	51,457,082
Control investments (cost of $65,124,177 — 2009, $43,192,484 — 2008)	23,702,496	30,427,046

Total investments	283,929,237	322,370,748
Cash and cash equivalents	8,149,781	6,449,454
Restricted cash	7,828,784	22,155,073
Interest receivable	1,151,347	1,390,285
Other assets	1,481,020	1,897,086

TOTAL ASSETS	$302,540,169	$354,262,646

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Borrowings	$137,365,363	$162,600,000
Interest payable	847,164	514,125
Dividends payable	—	5,253,709
Accounts payable, accrued expenses and other	3,831,998	5,777,642

TOTAL LIABILITIES	142,044,525	174,145,476

COMMITMENTS

STOCKHOLDERS’ EQUITY
Preferred stock, $.01 par value, 1,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $.01 par value, 49,000,000 shares authorized; 20,950,501 and 20,827,334 shares issued and outstanding at June 30, 2009, and December 31, 2008, respectively	209,506	208,274
Paid-in capital	235,163,868	234,385,063
Accumulated net investment income (loss)	3,949,409	(1,912,061)
Distributions in excess of net investment income	—	(1,758,877)
Net realized loss on investments	(16,067,426)	(4,053,953)
Net unrealized depreciation on interest rate swaps	(2,235,647)	(3,097,384)
Net unrealized depreciation on investments	(60,524,066)	(43,653,892)

TOTAL STOCKHOLDERS’ EQUITY	160,495,644	180,117,170

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$302,540,169	$354,262,646

NET ASSET VALUE PER COMMON SHARE	$7.66	$8.65

See Notes to Consolidated Financial Statements.

PATRIOT CAPITAL FUNDING, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

INVESTMENT INCOME
Interest and dividends:
Non-control/non-affiliate investments	$6,248,628	$7,133,671	$12,439,390	$15,432,004
Affiliate investments	1,407,606	2,498,499	2,739,165	5,012,922
Control investments	113,447	499,659	950,077	678,125

Total interest and dividend income	7,769,681	10,131,829	16,128,632	21,123,051

Fees:
Non-control/non-affiliate investments	137,100	69,389	247,817	238,086
Affiliate investments	116,835	37,787	138,723	76,448
Control investments	33,613	35,000	68,158	41,250

Total fee income	287,548	142,176	454,698	355,784

Other investment income:
Non-control/non-affiliate investments	—	242,388	8,804	282,243
Control investments	—	138,026	—	138,026

Total other investment income	—	380,414	8,804	420,269

Total Investment Income	8,057,229	10,654,419	16,592,134	21,899,104

EXPENSES
Compensation expense	838,840	1,107,324	1,759,961	2,605,499
Interest expense	2,777,370	1,925,230	4,363,807	3,984,753
Professional fees	1,017,706	408,204	1,346,626	670,731
General and administrative expense	920,700	794,963	1,501,394	1,433,523

Total Expenses	5,554,616	4,235,721	8,971,788	8,694,506

Net Investment Income	2,502,613	6,418,698	7,620,346	13,204,598

NET REALIZED GAIN (LOSS) AND NET UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on investments — non-control/non-affiliate	(412,709)	5,783	(412,709)	(83,767)
Net realized loss on investments — control	—	(350,000)	(11,600,764)	(350,000)
Net unrealized depreciation on investments — non-control/non-affiliate	(4,966,838)	(2,218,615)	(4,957,308)	(8,629,899)
Net unrealized depreciation on investments — affiliate	(1,682,348)	(3,070,018)	(3,193,649)	(5,662,008)
Net unrealized appreciation (depreciation) on investments — control	(6,064,547)	1,920,398	(8,719,217)	1,072,398
Net unrealized appreciation on interest rate swaps	678,888	969,634	861,737	216,783

Net Realized Gain (Loss) and Net Unrealized Appreciation (Depreciation)	(12,447,554)	(2,742,818)	(28,021,910)	(13,436,493)

NET INCOME (LOSS)	$(9,944,941)	$3,675,880	$(20,401,564)	$(231,895)

Earnings (loss) per share, basic and diluted	$(0.47)	$0.18	$(0.97)	$(0.01)

Weighted average shares outstanding, basic and diluted	20,950,501	20,693,337	20,940,294	20,671,896

See Notes to Consolidated Financial Statements.

PATRIOT CAPITAL FUNDING, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

	Six Months Ended
	June 30,
	2009	2008

Operations:
Net investment income	$7,620,346	$13,204,598
Net realized loss on investments	(12,013,473)	(433,767)
Net unrealized depreciation on investments	(16,870,174)	(13,219,509)
Net unrealized appreciation on interest rate swaps	861,737	216,783

Net decrease in net assets from operations	(20,401,564)	(231,895)

Stockholder transactions:
Distributions to stockholders from net investment income	—	(13,204,598)
Distributions in excess of net investment income	—	(441,872)

Net decrease in net assets from stockholder distributions	—	(13,646,470)

Capital share transactions:
Common stock listing fees	—	(23,585)
Issuance of common stock under dividend reinvestment plan	359,500	540,064
Stock option compensation	420,538	385,828

Net increase in net assets from capital share transactions	780,038	902,307

Total decrease in net assets	(19,621,526)	(12,976,058)
Net assets at beginning of period	180,117,170	221,597,684

Net assets at end of period	$160,495,644	$208,621,626

Net asset value per common share	$7.66	$10.08

Common shares outstanding at end of period	20,950,501	20,702,485

See Notes to Consolidated Financial Statements.

PATRIOT CAPITAL FUNDING, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited)

	Six Months Ended
	June 30,
	2009	2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(20,401,564)	$(231,895)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities:
Depreciation and amortization	328,351	268,963
Change in interest receivable	238,938	401,391
Realized loss on sale of investments	12,013,473	433,767
Unrealized depreciation on investments	16,870,174	13,219,509
Unrealized appreciation on interest rate swaps	(861,737)	(216,783)
Payment-in-kind interest and dividends	(2,218,782)	(2,899,860)
Stock-based compensation expense	420,538	385,828
Change in unearned income	(443,572)	(633,242)
Change in interest payable	333,039	(353,126)
Change in other assets	87,716	(17,370)
Change in accounts payable, accrued expenses and other	(1,083,907)	(1,713,757)

Net cash provided by operating activities	5,282,667	8,643,425

CASH FLOWS FROM INVESTING ACTIVITIES:
Funded investments	(10,273,464)	(9,691,406)
Principal repayments on investments	21,116,671	51,532,552
Proceeds from sale of investments	1,377,011	10,353,733
Purchases of furniture and equipment	—	(6,295)

Net cash provided by investing activities	12,220,218	52,188,584

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings	7,500,000	9,052,500
Repayments on borrowings	(32,734,637)	(57,852,500)
Common stock listing fees	—	(23,585)
Dividends paid	(4,894,210)	(13,089,236)
Deferred offering costs	—	(98,860)
Deferred financing costs	—	(1,030,972)
Decrease in restricted cash	14,326,289	2,523,926

Net cash used for financing activities	(15,802,558)	(60,518,727)

NET INCREASE IN CASH AND CASH EQUIVALENTS	1,700,327	313,282
CASH AND CASH EQUIVALENTS AT:
Beginning of Period	6,449,454	789,451

End of Period	$8,149,781	$1,102,733

Supplemental information:
Interest paid	$3,767,312	$4,337,879

Non-cash investing activities:
Conversion of debt to equity	$—	$5,159,567

Non-cash financing activities:
Dividends reinvested in common stock	$359,500	$540,064
Dividends declared but not paid	—	6,831,820

See Notes to Consolidated Financial Statements.

PATRIOT CAPITAL FUNDING, INC.

Consolidated Schedule of Investments
June 30, 2009
(unaudited)

Company(1)	Company
(Industry)	Description	Investment	Principal	Cost	Value

Control investments:

Aylward Enterprises, LLC(5) (Machinery)	Manufacturer of packaging equipment	Revolving Line of Credit (5.3%, Due 2/12)(3)	$4,000,000	$3,955,707	$3,955,707
		Senior Secured Term Loan A (6.0%, Due 2/12)(3)	8,085,938	8,019,598	411,398
		Senior Subordinated Debt (22.0%, Due 8/12)(2)	7,731,663	6,747,301	—
		Subordinated Member Note (8.0%, Due 2/13)(2)	157,683	148,491	—
		Membership Interest (1,250,000 units)(4)		1,250,000	—

Encore Legal Solutions, Inc. (Printing & Publishing)	Legal document management services	Junior Secured Term Loan A (11.0%, Due 12/10)(2)(3)	4,082,915	4,020,456	3,081,250
		Junior Secured Term Loan B (14.0%, Due 12/10)(2)(3)	7,644,318	7,390,687	—
		Common Stock (20,000 shares)(4)		5,159,567	—

Fischbein, LLC (Machinery)	Designer and manufacturer of packaging equipment	Senior Subordinated Debt (16.5%, Due 5/13)(2)(3)	3,572,977	3,553,859	3,541,760
		Membership Interest — Class A (2,800,000 units)(4)		2,800,000	2,984,400

L.A. Spas, Inc. (Chemicals, Plastics &	Manufacturer of above ground spas	Revolving Line of Credit (8.8%, Due 12/09)(3)	1,175,000	1,175,000	—
Rubber)		Senior Secured Term Loan (8.8%, Due 12/09)(3)	4,165,430	4,092,364	—
		Charge-off of cost of impaired loan(7)		(3,693,230)	—
		Senior Subordinated Debt (17.5%, Due 1/10)(2)(3)	8,132,897	7,907,534	—
		Charge-off of cost of impaired loan(7)		(7,907,534)	—
		Common Stock (1,125,000 shares)(4)		188	—
		Common Stock Warrants (13,828 warrants)(4)		5,000	—

Nupla Corporation (Home & Office Furnishings,	Manufacturer and marketer of professional high-grade	Revolving Line of Credit (9.3%, Due 9/12)(3)	1,093,276	1,081,546	1,081,546
Housewares & Durable Consumer Products)	fiberglass-handled striking and digging tools	Senior Secured Term Loan A (10.0%, Due 9/12)(3)	5,139,064	5,105,570	5,105,570
		Senior Subordinated Debt (15.0%, Due 3/13)(2)(3)	3,162,122	3,142,795	1,105,556
		Preferred Stock Class A (475 shares)(2)		564,638	—
		Preferred Stock Class B (1,045 shares)(2)		1,131,921	—
		Common Stock (1,140,584 shares)(4)		80,100	—

Company(1)	Company
(Industry)	Description	Investment	Principal	Cost	Value

Sidump’r Trailer Company, Inc. (Automobile)	Manufacturer of side dump trailers	Revolving Line of Credit (7.3%, Due 1/11)(3)	$950,000	$934,432	$934,432
		Senior Secured Term Loan A (7.3%, Due 1/11)(3)	2,047,500	2,036,677	1,500,877
		Senior Secured Term Loan B (8.8%, Due 1/11)(3)	2,320,625	2,301,926	—
		Senior Secured Term Loan C (16.5%, Due 7/11)(2)(3)	2,578,751	2,253,829	—
		Senior Secured Term Loan D (7.3%, Due 7/11)	1,700,000	1,700,000	—
		Preferred Stock (49,635.5 shares)(2)		165,730	—
		Common Stock (64,050 shares)(4)		25	—

Total Control investments (represents 8.4% of total investments at fair value)				$65,124,177	$23,702,496

Affiliate investments:
Boxercraft Incorporated (Textiles & Leather)	Supplier of spiritwear and campus apparel	Revolving Line of Credit (9.0%, Due 9/13)(3)	$800,000	$777,090	$777,090
		Senior Secured Term Loan A (9.5%, Due 9/13)(3)	4,491,748	4,445,473	4,445,473
		Senior Secured Term Loan B (10.0%, Due 9/13)(3)	4,937,557	4,885,834	4,885,834
		Senior Secured Term Loan C (18.5%, Due 3/14)(2)(3)	6,775,232	6,714,635	6,714,635
		Preferred Stock (1,000,000 shares)(4)		1,080,000	699,800
		Common Stock (10,000 shares)(4)		100	—

KTPS Holdings, LLC (Textiles & Leather)	Manufacturer and distributor of specialty pet products	Revolving Line of Credit (11.3%, Due 1/12)(3)	1,500,000	1,488,972	1,488,972
		Senior Secured Term Loan A (11.3%, Due 1/12)(3)	3,863,606	3,828,779	3,828,779
		Senior Secured Term Loan B (12.0%, Due 1/12)(3)	455,000	450,967	450,967
		Senior Secured Term Loan C (18.0%, Due 3/12)(2)(3)	4,583,209	4,552,975	4,320,875
		Membership Interest — Class A (730.02 units)(4)		730,020	167,700
		Membership Interest — Common (199,795.08 units)(4)		—	—

Smart, LLC(5) (Diversified/Conglomerate	Provider of tuition management services	Membership Interest — Class B (1,218 units)(4)		1,280,403	—
Service)		Membership Interest — Class D (1 unit)(4)		290,333	—

Company(1)	Company
(Industry)	Description	Investment	Principal	Cost	Value

Sport Helmets Holdings, LLC(5)	Manufacturer of protective headgear	Senior Secured Term Loan A (5.0%,
(Personal & Nondurable		Due 12/13)(3)	$4,087,500	$4,040,710	$3,759,310
Consumer Products)		Senior Secured Term Loan B (5.5%, Due 12/13)(3)	7,462,500	7,370,660	6,856,790
		Senior Subordinated Debt — Series A (15.0%, Due 6/14)(2)(3)	7,105,981	7,012,295	6,399,195
		Senior Subordinated Debt — Series B	1,290,324	1,290,324	1,179,025
		(15.0%, Due 6/14)(2)
		Common Stock (20,000 shares)(4)		2,000,000	1,399,000

Total Affiliate investments (represents 16.7% of total investments at fair value)				$52,239,570	$47,373,445

Non-control/non-affiliate investments:

ADAPCO, Inc. (Ecological)	Distributor of specialty chemicals and contract	Revolving Line of Credit (10.3%, Due 7/11)(3)	$1,800,000	$1,787,120	$1,787,120
	application services	Senior Secured Term Loan A (10.3%, Due 6/11)(3)	7,678,125	7,642,739	7,642,739
		Common Stock (5,000 shares)(4)		500,000	158,500

Aircraft Fasteners International, LLC	Distributor of fasteners and related hardware for use in	Senior Secured Term Loan (4.4%, Due 11/12)(3)	5,358,000	5,287,888	5,208,888
(Machinery)	aerospace, electronics and defense industries	Junior Secured Term Loan (14.0%, Due 5/13)(2)(3)	5,359,740	5,303,580	5,303,580
		Convertible Preferred Stock (32,000 shares)(2)		234,924	435,600

Allied Defense Group, Inc. (Aerospace & Defense)	Diversified defense company	Common Stock (4,000 shares)(4)		463,168	123,200

Arrowhead General Insurance Agency, Inc.(6)	Insurance agency and program specialist	Junior Secured Term Loan (12.8%, Due 2/13)(2)(3)	5,012,842	5,012,842	4,699,639
(Insurance)

Borga, Inc. (Mining, Steel, Iron & Nonprecious	Manufacturer of pre-fabricated metal building	Revolving Line of Credit (8.0%, Due 5/10)(3)	800,000	796,199	796,199
Metals)	systems	Senior Secured Term Loan B (11.5%, Due 5/10)(3)	1,623,728	1,611,597	1,611,597
		Senior Secured Term Loan C (19.0%, Due 5/10)(2)(3)	8,281,883	8,255,274	2,141,677
		Common Stock Warrants (33,750 warrants)(4)		16,828	—

Company(1)	Company
(Industry)	Description	Investment	Principal	Cost	Value

Caleel + Hayden, LLC(5) (Personal & Nondurable Consumer Products)	Provider of proprietary branded professional skincare and cosmetic	Junior Secured Term Loan B (9.8%, Due 11/11)(3)	$9,971,555	$9,884,257	$9,884,257
	products to physicians and spa communities	Senior Subordinated Debt (16.5%, Due 11/12)(3)	6,250,000	6,197,779	6,260,279
		Common Stock (7,500 shares)(4)		750,000	536,500
		Options in Mineral Fusion Natural Brands, LLC (11,662 options)(4)		—	—

CS Operating, LLC(5) (Buildings & Real Estate)	Provider of maintenance, repair and replacement of	Revolving Line of Credit (8.0%, Due 1/13)(3)	200,000	195,448	195,448
	HVAC, electrical, plumbing, and foundation repair	Senior Secured Term Loan A (6.8%, Due 7/12)(3)	1,642,564	1,624,813	1,624,813
		Senior Subordinated Debt (16.5%, Due 1/13)(2)(3)	2,699,741	2,672,682	2,672,682

Copernicus Group (Healthcare, Education &	Provider of clinical trial review services	Revolving Line of Credit (8.8%, Due 10/13)(3)	150,000	132,771	132,771
Childcare)		Senior Secured Term Loan A (8.8%, Due 10/13)(3)	7,631,250	7,523,944	7,523,944
		Senior Subordinated Debt (16.0%, Due 4/14)(3)	12,356,810	12,188,822	11,307,622
		Preferred Stock — Series A (1,000,000)(4)		1,000,000	799,900

Copperhead Chemical Company, Inc. (Chemicals, Plastics & Rubber)	Manufacturer of bulk pharmaceuticals	Senior Subordinated Debt (21.0%, Due 1/13)(2)(3)	3,806,647	3,781,610	3,781,610

Custom Direct, Inc. (6) (Printing & Publishing)	Direct marketer of checks and other financial products and services	Senior Secured Term Loan (3.3%, Due 12/13)(3)	1,838,011	1,614,297	1,424,459
		Junior Secured Term Loan (6.6%, Due 12/14)(3)	2,000,000	2,000,000	1,150,000

Dover Saddlery, Inc. (Retail Stores)	Equestrian products catalog retailer	Common Stock (30,974 shares)(4)		148,200	52,966

Employbridge Holding Company (5)(6)	A provider of specialized staffing services	Junior Secured Term Loan (9.3%, Due 10/13)(3)	3,000,000	3,000,000	—
(Personal, Food & Miscellaneous Services)

EXL Acquisition Corp. (Electronics)	Manufacturer of lab testing supplies	Senior Secured Term Loan A (5.0%, Due 3/11)(3)	2,468,323	2,455,202	2,357,602
		Senior Secured Term Loan B (5.2%, Due 3/12)(3)	4,212,792	4,172,027	4,005,427
		Senior Secured Term Loan C (5.7%, Due 3/12)(3)	2,598,352	2,565,670	2,462,870
		Senior Secured Term Loan D (15.0%, Due 3/12)(3)	6,170,807	6,122,761	6,122,761
		Common Stock — Class A (2,475 shares)(4)		2,475	346,739
		Common Stock — Class B (25 shares)(2)		291,667	297,022

Company(1)	Company
(Industry)	Description	Investment	Principal	Cost	Value

Fairchild Industrial Products, Co.	Manufacturer of industrial controls and power	Senior Secured Term Loan A (3.6%, Due 7/10)(3)	$1,386,330	$1,379,347	$1,379,347
(Electronics)	transmission products	Senior Secured Term Loan B (5.4%, Due 1/11)(3)	4,351,250	4,329,951	4,329,951
		Senior Subordinated Debt (14.8%, Due 7/11)(3)	5,460,000	5,426,216	5,426,216
		Preferred Stock — Class A (378.4 shares)(2)		366,297	372,600
		Common Stock — Class B (27.5 shares)(4)		121,598	289,300

Hudson Products Holdings, Inc.(6) (Mining, Steel,	Manufactures and designs air-cooled heat exchanger	Senior Secured Term Loan (8.0%, Due 8/15)(3)	7,443,750	7,241,237	6,773,813
Iron & Nonprecious Metals)	equipment

Impact Products, LLC (Machinery)	Distributor of janitorial supplies	Junior Secured Term Loan (6.4%, Due 9/12)(3)	8,856,250	8,808,494	8,808,494
		Senior Subordinated Debt (15.0%, Due 9/12)(3)	5,547,993	5,521,880	5,521,880

Label Corp Holdings, Inc.(6) (Printing &	Manufacturer of prime labels	Senior Secured Term Loan (8.0%, Due 8/14)(3)	6,451,250	6,167,519	5,669,255
Publishing)

LHC Holdings Corp. (Healthcare, Education & Childcare)	Provider of home healthcare services	Senior Secured Term Loan A (4.6%, Due 11/12)(3)	3,710,276	3,674,985	3,569,585
		Senior Subordinated Debt (14.5%, Due 5/13)(3)	4,565,000	4,523,264	4,523,264
		Membership Interest (125,000 units)(4)		125,000	184,800

Mac & Massey Holdings, LLC (Grocery)	Broker and distributor of ingredients to manufacturers	Senior Subordinated Debt (15.8%, Due 2/13)(2)(3)	8,183,478	8,158,201	8,158,201
	of food products	Common Stock (250 shares)(4)		235,128	382,800

Northwestern Management Services, LLC	Provider of dental services	Revolving Line of Credit (7.8%, Due 12/12)(3)	125,000	117,625	117,625
(Healthcare, Education & Childcare)		Senior Secured Term Loan A (6.3%, Due 12/12)(3)	5,197,531	5,156,736	5,156,736
		Senior Secured Term Loan B (6.8%, Due 12/12)(3)	1,231,250	1,221,357	1,221,357
		Junior Secured Term Loan (17.0%, Due 6/13)(2)(3)	2,882,406	2,861,301	2,861,301
		Common Stock (500 shares)(4)		500,000	465,500

Prince Mineral Company, Inc. (Metals & Minerals)	Manufacturer of pigments	Junior Secured Term Loan (6.1%, Due 12/12)(3)	11,225,000	11,095,875	10,752,375
		Senior Subordinated Debt (14.0%, Due 7/13)(2)(3)	12,094,987	11,993,822	11,993,822

Company(1)	Company
(Industry)	Description	Investment	Principal	Cost	Value

Quartermaster, Inc. (Retail Stores)	Retailer of uniforms and tactical equipment to law	Revolving Line of Credit (6.5%, Due 12/10)(3)	$3,000,000	$2,985,955	$2,985,955
	enforcement and security professionals	Senior Secured Term Loan A (5.7%, Due 12/10)(3)	2,514,750	2,495,985	2,495,985
		Senior Secured Term Loan B (7.0%, Due 12/10)(3)	2,531,250	2,518,505	2,518,505
		Senior Secured Term Loan C (15.0%, Due 12/11)(2)(3)	3,451,292	3,431,302	3,431,302

R-O-M Corporation (Automobile)	Manufacturer of doors, ramps and bulk heads for	Senior Secured Term Loan A (3.1%, Due 2/13)(3)	6,040,000	5,993,933	5,696,433
	fire trucks and food transportation	Senior Secured Term Loan B (4.6%, Due 5/13)(3)	8,336,250	8,255,898	7,845,298
		Senior Subordinated Debt (15.0%, Due 8/13)(3)	7,153,842	7,073,185	7,073,185

Total Non-control/ non-affiliate investments (represents 74.9% of total investments at fair value)				$227,017,180	$212,853,296

Total Investments				$344,380,927	$283,929,237

(1)	Affiliate investments are generally defined under the Investment Company Act of 1940, as amended (the “1940 Act”), as companies in which the Company owns at least 5% but not more than 25% of the voting securities of the company. Control investments are generally defined under the 1940 Act as companies in which the Company owns more than 25% of the voting securities of the company or has greater than 50% representation on its board.

(2)	Amount includes payment-in-kind (PIK) interest or dividends.

(3)	Pledged as collateral under the Company’s Amended Securitization Facility. See Note 6 to Consolidated Financial Statements.

(4)	Non-income producing.

(5)	Some of the investments listed are issued by an affiliate of the listed portfolio company.

(6)	Syndicated investment which has been originated by another financial institution and broadly distributed.

(7)	All or a portion of the loan is considered permanently impaired and, accordingly, the charge-off of the principal balance has been recorded as a realized loss for financial reporting purposes.

See Notes to Consolidated Financial Statements

PATRIOT CAPITAL FUNDING, INC.

Consolidated Schedule of Investments
December 31, 2008

Company(1)	Company
(Industry)	Description	Investment	Principal	Cost	Value

Control investments:

Encore Legal Solutions, Inc. (Printing & Publishing)	Legal document management services	Junior Secured Term Loan A (6.2%, Due 12/10)(2)(3)	$4,020,456	$4,007,366	$3,537,910
		Junior Secured Term Loan B (9.2%, Due 12/10)(2)(3)	7,390,687	7,355,975	6,492,888
		Common Stock (30,000 shares)(4)		5,159,567	326,900

Fischbein, LLC (Machinery)	Designer and manufacturer of packaging equipment	Senior Subordinated Debt (16.5%, Due 5/13)(2)(3)	3,492,760	3,471,147	3,540,987
		Membership Interest — Class A (2,800,000 units)(4)		2,800,000	3,876,000

Nupla Corporation (Home & Office Furnishings,	Manufacturer and marketer of professional high-grade	Revolving Line of Credit (7.3%, Due 9/12)(3)	870,000	856,425	856,425
Housewares & Durable Consumer Products)	fiberglass-handled striking and digging tools	Senior Secured Term Loan A (8.0%, Due 9/12)(3)	5,354,688	5,315,741	5,166,852
		Senior Subordinated Debt (15.0%, Due 3/13)(2)(3)	3,123,084	3,102,059	2,192,375
		Preferred Stock Class A (475 shares)(2)		550,584	15,900
		Preferred Stock Class B (1,045 shares)(2)		1,101,001	1,101,500
		Common Stock (1,140,584 shares)(4)		80,000	—

Sidump’r Trailer Company, Inc. (Automobile)	Manufacturer of side dump trailers	Revolving Line of Credit (7.3%, Due 1/11)(3)	950,000	934,432	934,432
		Senior Secured Term Loan A (7.3%, Due 1/11)(3)	2,047,500	2,036,677	2,036,677
		Senior Secured Term Loan B (8.8%, Due 1/11)(3)	2,320,625	2,301,926	—
		Senior Secured Term Loan C (16.5%, Due 7/11)(2)(3)	2,406,374	2,253,829	—
		Senior Secured Term Loan D (7.3%, Due 7/11)	1,700,000	1,700,000	348,200
		Preferred Stock (49,635.5 shares)(2)		165,730	—
		Common Stock (64,050 shares)(4)		25	—

Total Control investments (represents 9.4% of total investments at fair value)				$43,192,484	$30,427,046

Affiliate investments:

Boxercraft Incorporated (Textiles & Leather)	Supplier of spiritwear and campus apparel	Senior Secured Term Loan A (8.0%, Due 9/13)(3)	$5,328,125	$5,273,766	$5,273,766
		Senior Secured Term Loan B (8.5%, Due 9/13)(3)	5,486,250	5,429,567	5,429,567
		Senior Subordinated Debt (16.8%, Due 3/14)(2)	6,591,375	6,524,347	6,524,347(3)
		Preferred Stock (1,000,000 shares)(4)		1,029,722	849,500
		Common Stock (10,000 shares)(4)		100	—

Company(1)	Company
(Industry)	Description	Investment	Principal	Cost	Value

KTPS Holdings, LLC (Textiles & Leather)	Manufacturer and distributor of specialty pet products	Revolving Line of Credit (5.0%, Due 1/12)(3)	$1,000,000	$986,840	$986,840
		Senior Secured Term Loan A (5.1%, Due 1/12)(3)	4,996,875	4,950,978	4,951,005
		Senior Secured Term Loan B (12.0%, Due 1/12)(3)	465,000	460,265	460,265
		Junior Secured Term Loan (15.0%, Due 3/12)(2)(3)	4,207,806	4,172,076	4,172,076
		Membership Interest — Class A (730.02 units)(4)		730,020	721,200
		Membership Interest — Common (199,795.08 units)(4)		—	—

Smart, LLC(5) (Diversified/Conglomerate Service)	Provider of tuition management services	Membership Interest — Class B (1,218 units)(4)		1,280,403	311,500
		Membership Interest — Class D (1 unit)(4)		290,333	312,000

Sport Helmets Holdings, LLC(5) (Personal & Nondurable Consumer Products)	Manufacturer of protective headgear	Senior Secured Term Loan A (5.9%, Due 12/13)(3)	4,500,000	4,445,614	4,282,314
		Senior Secured Term Loan B (6.4%, Due 12/13)(3)	7,500,000	7,400,148	7,128,048
		Senior Subordinated Debt — Series A (15.0%, Due 6/14)(2)(3)	7,000,000	6,896,866	6,896,866
		Senior Subordinated Debt — Series B (15.0%, Due 6/14)(2)	1,258,488	1,258,488	1,258,488
		Common Stock (20,000 shares)(4)		2,000,000	1,899,300

Total Affiliate investments (represents 16.0% of total investments at fair value)				$53,129,533	$51,457,082

Non-control/non-affiliate investments:

ADAPCO, Inc. (Ecological)	Distributor of specialty chemicals and contract application services	Senior Secured Term Loan A (11.5%, Due 6/11)(3)	$8,103,125	$8,056,102	$8,056,102
		Common Stock (5,000 shares)(4)		500,000	108,800

Aircraft Fasteners International, LLC (Machinery)	Distributor of fasteners and related hardware for use in aerospace, electronics and defense industries	Senior Secured Term Loan (4.1%, Due 11/12)(3)	5,528,000	5,446,932	5,208,632
		Junior Secured Term Loan (14.0%, Due 5/13)(2)(3)	5,306,249	5,242,761	5,242,761
		Convertible Preferred Stock (32,500 shares)(2)		273,397	503,600

Allied Defense Group, Inc. (Aerospace & Defense)	Diversified defense company	Common Stock (4,000 shares)(4)		463,168	173,600

Arrowhead General Insurance Agency, Inc.(6)	Insurance agency and program specialist	Junior Secured Term Loan (7.7%, Due 2/13)(3)	5,000,000	5,000,000	4,048,200
(Insurance)

Company(1)	Company
(Industry)	Description	Investment	Principal	Cost	Value

Aylward Enterprises, LLC(5) (Machinery)	Manufacturer of packaging equipment	Revolving Line of Credit (10.0%, Due 2/12)(3)	$3,700,000	$3,647,158	$3,647,158
		Senior Secured Term Loan A (11.6%, Due 2/12)(3)	8,085,938	7,999,958	3,572,320
		Senior Subordinated Debt (22.0%, Due 8/12)(2)	7,328,591	6,747,301	—
		Subordinated Member Note (8.0%, Due 2/13)(2)	151,527	148,491	—
		Membership Interest (1,250,000 units)(4)		1,250,000	—

Borga, Inc. (Mining, Steel, Iron & Nonprecious	Manufacturer of pre-fabricated metal building systems	Revolving Line of Credit (4.9%, Due 5/10)(3)	800,000	793,950	793,950
Metals)		Senior Secured Term Loan A (5.4%, Due 5/09)(3)	328,116	325,903	325,903
		Senior Secured Term Loan B (8.4%, Due 5/10)(3)	1,635,341	1,617,095	1,617,095
		Senior Secured Term Loan C (16.0%, Due 5/10)(2)(3)	8,117,266	8,074,916	8,074,916
		Common Stock Warrants (33,750 warrants)(4)		14,805	—

Caleel + Hayden, LLC(5) (Personal & Nondurable	Provider of proprietary branded professional skincare	Junior Secured Term Loan B (4.7%, Due 11/11)(3)	10,771,562	10,668,072	10,668,072
Consumer Products)	and cosmetic products to physicians and spa	Senior Subordinated Debt (14.5%, Due 11/12)(3)	6,250,000	6,190,008	6,252,608
	communities	Common Stock (7,500 shares)(4)		750,000	862,100

CDW Corporation(6) (Electronics)	Direct marketer of computer and peripheral equipment	Senior Secured Term Loan (6.7%, Due 10/14)	2,000,000	1,780,924	920,000

CS Operating, LLC(5) (Buildings & Real Estate)	Provider of maintenance, repair and replacement of	Revolving Line of Credit (6.8%, Due 1/13)(3)	200,000	194,564	194,564
	HVAC, electrical, plumbing, and foundation repair	Senior Secured Term Loan A (6.6%, Due 7/12)(3)	1,855,064	1,832,122	1,832,122
		Senior Subordinated Debt (16.5%, Due 1/13)(2)(3)	2,616,863	2,586,496	2,586,496

Copernicus Group (Healthcare, Education &	Provider of clinical trial review services	Revolving Line of Credit (8.8%, Due 10/13)(3)	150,000	130,753	130,753
Childcare)		Senior Secured Term Loan A (9.0%, Due 10/13)(3)	8,043,750	7,917,470	7,917,470
		Senior Subordinated Debt (16.0%, Due 4/14)(3)	12,112,000	11,926,408	11,926,408
		Preferred Stock — Series A (1,000,000 shares)(4)		1,000,000	1,033,000

Copperhead Chemical Company, Inc. (Chemicals, Plastics & Rubber)	Manufacturer of bulk pharmaceuticals	Senior Subordinated Debt (21.0%, Due 1/13)(2)(3)	3,693,195	3,664,655	3,664,655

Custom Direct, Inc.(6) (Printing & Publishing)	Direct marketer of checks and other financial products and	Senior Secured Term Loan (4.2%, Due 12/13)(3)	1,847,386	1,603,118	1,330,100
	services	Junior Secured Term Loan (7.5%, Due 12/14)(3)	2,000,000	2,000,000	880,000

Dover Saddlery, Inc. (Retail Stores)	Equestrian products catalog retailer	Common Stock (30,974 shares)(4)		148,200	41,500

Employbridge Holding Company(5)(6) (Personal, Food & Miscellaneous Services)	A provider of specialized staffing services	Junior Secured Term Loan (10.4%, Due 10/13)(3)	3,000,000	3,000,000	1,050,000

Company(1)	Company
(Industry)	Description	Investment	Principal	Cost	Value

EXL Acquisition Corp. (Electronics)	Manufacturer of lab testing supplies	Senior Secured Term Loan A (6.6%, Due 3/11)(3)	$3,278,998	$3,258,757	$3,072,159
		Senior Secured Term Loan B (6.9%, Due 3/12)(3)	4,499,911	4,452,650	4,196,539
		Senior Secured Term Loan C (7.4%, Due 3/12)(3)	2,775,439	2,737,602	2,579,563
		Senior Secured Term Loan D (15.0%, Due 3/12)(3)	6,557,997	6,501,063	6,501,063
		Common Stock — Class A (2,475 shares)(4)		2,475	269,000
		Common Stock — Class B (25 shares)(2)		279,222	281,900

Fairchild Industrial Products, Co. (Electronics)	Manufacturer of industrial controls and power	Senior Secured Term Loan A (5.8%, Due 7/10)(3)	1,690,402	1,678,459	1,652,157
	transmission products	Senior Secured Term Loan B (7.7%, Due 1/11)(3)	4,477,500	4,448,975	4,379,475
		Senior Subordinated Debt (14.8%, Due 7/11)(3)	5,460,000	5,418,066	5,418,066
		Preferred Stock — Class A (378.4 shares)(2)		353,573	353,573
		Common Stock — Class B (27.5 shares)(4)		121,598	410,000

Hudson Products Holdings, Inc.(6) (Mining, Steel, Iron & Nonprecious Metals)	Manufactures and designs air-cooled heat exchanger equipment	Senior Secured Term Loan (8.0%, Due 8/15)(3)	7,481,250	7,265,876	6,433,900

Impact Products, LLC (Machinery)	Distributor of janitorial supplies	Junior Secured Term Loan (7.0%, Due 9/12)(3)	8,893,750	8,839,775	8,418,625
		Senior Subordinated Debt (15.0%, Due 9/12)(3)	5,547,993	5,517,791	5,517,791

Keltner Enterprises, LLC(5) (Oil & Gas)	Distributor of automotive oils, chemicals and parts	Senior Subordinated Debt (14.0%, Due 12/11)(3)	3,850,000	3,840,677	3,840,677

Label Corp Holdings, Inc.(6) (Printing & Publishing)	Manufacturer of prime labels	Senior Secured Term Loan (8.0%, Due 8/14)(3)	6,483,750	6,176,385	5,592,200

L.A. Spas, Inc. (Chemicals, Plastics & Rubber)	Manufacturer of above ground spas	Revolving Line of Credit (8.8%, Due 12/09)(3)	1,000,000	990,794	990,794
		Senior Secured Term Loan (8.8%, Due 12/09)(3)	4,165,430	4,092,364	4,092,364
		Senior Subordinated Debt (17.5%, Due 1/10)(2)(3)	8,011,600	7,907,534	599,193
		Common Stock (250,000 shares)(4)		100	—
		Common Stock Warrants (13,828 warrants)(4)		3,963	—

LHC Holdings Corp. (Healthcare, Education &	Provider of home healthcare services	Senior Secured Term Loan A (4.5%, Due 11/12)(3)	4,100,403	4,057,774	3,927,171
Childcare)		Senior Subordinated Debt (14.5%, Due 5/13)(3)	4,565,000	4,517,936	4,517,936
		Membership Interest (1,25,000 units)(4)		125,000	159,500

Mac & Massey Holdings, LLC (Grocery)	Broker and distributor of ingredients to manufacturers	Senior Subordinated Debt (16.5%, Due 2/13)(2)(3)	7,942,142	7,913,369	7,913,369
	of food products	Common Stock (250 shares)(4)		242,820	365,200

Company(1)	Company
(Industry)	Description	Investment	Principal	Cost	Value

Northwestern Management Services, LLC	Provider of dental services	Senior Secured Term Loan A (4.5%, Due 12/12)(3)	$5,580,000	$5,531,693	$5,531,693
(Healthcare, Education & Childcare)		Senior Secured Term Loan B (5.0%, Due 12/12)(3)	1,237,500	1,226,436	1,226,436
		Junior Secured Term Loan (15.0%, Due 6/13)(2)(3)	2,839,310	2,815,535	2,815,535
		Common Stock (500 shares)(4)		500,000	315,200

Prince Mineral Company, Inc. (Metals & Minerals)	Manufacturer of pigments	Junior Secured Term Loan (5.5%, Due 12/12)(3)	11,275,000	11,131,129	10,750,129
		Senior Subordinated Debt (14.0%, Due 7/13)(2)(3)	12,034,071	11,918,351	11,703,780

Quartermaster, Inc. (Retail Stores)	Retailer of uniforms and tactical equipment to law	Revolving Line of Credit (6.7%, Due 12/10)(3)	1,750,000	1,731,275	1,731,275
	enforcement and security professionals	Senior Secured Term Loan A (6.8%, Due 12/10)(3)	3,225,250	3,197,369	3,197,369
		Senior Secured Term Loan B (8.1%, Due 12/10)(3)	2,543,750	2,526,377	2,526,377
		Senior Secured Term Loan C (15.0%, Due 12/11)(2)(3)	3,399,818	3,375,763	3,375,763

R-O-M Corporation (Automobile)	Manufacturer of doors, ramps and bulk heads for fire trucks	Senior Secured Term Loan A (3.4%, Due 2/13)(3)	6,640,000	6,582,627	6,266,127
	and food transportation	Senior Secured Term Loan B (4.9%, Due 5/13)(3)	8,379,000	8,290,058	7,890,766
		Senior Subordinated Debt (15.0%, Due 8/13)(3)	9,100,000	9,011,070	9,011,070

Total Non-control/non-affiliate investments (represents 74.6% of total investments at fair value)				$269,577,008	$240,486,620

Total Investments				$365,899,025	$322,370,748

(1)	Affiliate investments are generally defined under the Investment Company Act of 1940, as amended (the “1940 Act”), as companies in which the Company owns at least 5% but not more than 25% of the voting securities of the company. Control investments are generally defined under the 1940 Act as companies in which the Company owns more than 25% of the voting securities of the company or has greater than 50% representation on its board.

(2)	Amount includes payment-in-kind (PIK) interest or dividends.

(3)	Pledged as collateral under the Company’s Amended Securitization Facility. See Note 6 to Consolidated Financial Statements.

(4)	Non-income producing.

(5)	Some of the investments listed are issued by an affiliate of the listed portfolio company.

(6)	Syndicated investment which has been originated by another financial institution and broadly distributed.

See Notes to Consolidated Financial Statements

PATRIOT CAPITAL FUNDING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(unaudited)

Note 1.	Description of Business

Description of Business

Patriot Capital Funding, Inc. (the “Company”) is a specialty finance company that provides customized financing solutions to small- to mid-sized companies. The Company typically invests in companies with annual revenues between $10 million and $100 million, and companies which operate in diverse industry sectors. Investments usually take the form of senior secured loans, junior secured loans and subordinated debt investments — which may contain equity or equity-related instruments. The Company also offers “one-stop” financing, which typically includes a revolving credit line, one or more senior secured term loans and a subordinated debt investment.

The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company has also previously elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Note 2.	Going Concern

The accompanying unaudited financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplates continuation of the Company as a going concern. However, on April 3, 2009, a termination event occurred under the Company’s second amended and restated securitization revolving credit facility (the “Amended Securitization Facility”) with an entity affiliated with BMO Capital Markets Corp. and Branch Banking and Trust Company due to the amount of the Company’s advances outstanding under the Amended Securitization Facility exceeding the maximum availability under the Amended Securitization Facility for more than three consecutive business days. The maximum availability under the Amended Securitization Facility is determined by, among other things, the fair market value of all eligible loans serving as collateral under the Amended Securitization Facility. Because the fair market value of certain eligible loans decreased at December 31, 2008, the Company’s advances outstanding under the facility exceeded the maximum availability under the Amended Securitization Facility. This determination was made in connection with the delivery of a borrowing base report to the facility lenders on March 31, 2009, which disclosed that the Company was under-collateralized by approximately $9.8 million. As of such date, the Company had $157.6 million outstanding under the Amended Securitization Facility. On June 30, 2009 and August 7, 2009, $137.4 million and $115.7 million, respectively, were outstanding under the Amended Securitization Facility.

As a result of the occurrence of the termination event under the Amended Securitization Facility, the Company can no longer request additional advances under the Amended Securitization Facility. In addition, the interest rate payable under the Amended Securitization Facility increased from the commercial paper rate plus 1.75% to the prime rate plus 3.75%. Also, the terms of the Amended Securitization Facility require that all principal, interest and fees collected from the debt investments secured by the Amended Securitization Facility must be used to pay down amounts outstanding under the Amended Securitization Facility within 24 months following the date of the termination event. The Amended Securitization Facility also permits the lenders, upon notice to the Company, to accelerate amounts outstanding under the Amended Securitization Facility and exercise other rights and remedies provided by the Amended Securitization Facility, including the right to sell the collateral under the Amended Securitization Facility. As of the date hereof, the Company has not received any such notice from the lenders. At June 30, 2009, the interest rate under the Amended Securitization Facility was 7.0%.

These matters raise substantial doubt about the Company’s ability to continue as a going concern. In view of these matters, realization of certain of the assets in the accompanying balance sheet is dependent upon the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Company’s ability to meet its financing requirements, raise additional capital, and the success of its future operations. In addition, because substantially all of the Company’s debt investments are secured by the Company’s Amended Securitization Facility, the Company cannot provide any assurance that it will have sufficient cash and liquid assets to fund its operations and dividend distributions to its stockholders. If the Company does not distribute at least a certain percentage of its taxable income annually, it will suffer adverse tax consequences, including possible loss of its status as a RIC. The Company is in discussions with the Amended Securitization Facility lenders to seek relief from certain of the terms of the Amended Securitization Facility, including the requirement under the Amended Securitization Facility that the Company use all principal, interest and fees collected from the debt investments secured by the Amended Securitization Facility to pay down amounts outstanding under the Amended Securitization Facility within 24 months following the date of the termination event. However, based on discussion to date, we are not optimistic that the lenders will agree to provide the Company any relief from any terms of the Amended Securitization Facility. As a result, the Company is also currently evaluating other financing and/or strategic alternatives, including possible sale of the Company, debt or equity financing, disposition of assets, and other strategic transactions. There can be no assurance that the actions presently being taken by the Company with respect to the matters described above will be successful. The financial statements do not include any adjustments that might result from these uncertainties.

Note 3.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements reflect the consolidated accounts of the Company and its special purpose financing subsidiary, Patriot Capital Funding, LLC I (see Note 6. Borrowings), with all significant intercompany balances eliminated. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

Interim financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods have been included. The results of operations for the current period are not necessarily indicative of results that ultimately may be achieved for the year. The interim unaudited financial statements and notes thereto should be read in conjunction with the December 31, 2008 financial statements and notes thereto included in the Company’s Form 10-K as filed with the SEC.

Recent Accounting Pronouncements

In March 2008, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” (“SFAS No. 161”). SFAS No. 161 requires specific disclosures regarding the location and amounts of derivative instruments in the Company’s financial statements; how derivative instruments and related hedged items are accounted for; and how derivative instruments and related hedged items affect the Company’s financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Because SFAS No. 161 impacts the Company’s disclosure and not its accounting treatment for derivative instruments and related hedged items, the Company’s adoption of SFAS No. 161 has not impacted the results of operations or financial condition; however, derivative instruments and hedging activities disclosure has been expanded, as disclosed in Note 12. Hedging Activities.

PATRIOT CAPITAL FUNDING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

In June 2008, the FASB issued FSP EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP EITF 03-6-1”). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting and, therefore, need to be included in the earnings allocation in computing earnings per share (“EPS”). FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those years. All prior-period EPS data presented was adjusted retrospectively (including interim financial statements and selected financial data) to conform to the provisions of FSP EITF 03-6-1. Early application was not permitted. On August 14, 2008 and March 3, 2009, the Company’s Board of Directors approved the issuance of 187,500 and 446,250 shares, respectively, of restricted stock to the Company’s executive officers and employees. The Company has determined that these shares of restricted stock are participating securities prior to vesting however for the three and six months ended June 30, 2009, such shares were excluded from the computation of diluted earnings per share because to include them would be anti-dilutive. For the three and six months ended June 30, 2009, such shares were considered in the Company’s EPS computations.

In October 2008, the FASB issued Staff Position No. 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active” (“FSP 157-3”). FSP 157-3 provides an illustrative example of how to determine the fair value of a financial asset in an inactive market. FSP 157-3 does not change the fair value measurement principles set forth in SFAS No. 157. Since adopting SFAS 157 in January 2008, the Company’s practices for determining the fair value of the investments in its portfolio have been, and continue to be, consistent with the guidance provided in the example in FSP 157-3. Therefore, the Company’s adoption of FSP 157-3 did not affect its practices for determining the fair value of the investments in its portfolio and did not have a material effect on its financial position or results of operations.

In April 2009, the FASB issued Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 emphasizes that even if there has been a significant decrease in the volume and level of activity for the asset or liability and regardless of the valuation technique and inputs used, the objective for the fair value measurement is unchanged from what it would be if markets were operating at normal activity levels or transactions were orderly; that is, to determine the current exit price. FSP 157-4 sets forth additional factors that should be considered to determine whether there has been a significant decrease in volume and level of activity when compared with normal market activity. The reporting entity shall evaluate the significance and relevance of the factors to determine whether, based on the weight of evidence, there has been a significant decrease in activity and volume. FSP 157-4 indicates that if an entity determines that either the volume or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. FSP 157-4 further notes that a fair value measurement should include a risk adjustment to reflect the amount market participants would demand because of the risk (uncertainty) in the cash flows.

FSP 157-4 also requires a reporting entity to make additional disclosures in interim and annual periods. FSP 157-4 is effective for interim periods ending after June 15, 2009, with early application permitted for periods ending after March 15, 2009. Revisions resulting from a change in valuation techniques or their application are accounted for as a change in accounting estimate. The Company adopted FSP 157-4 as of January 1, 2009. However, since adopting SFAS No. 157 in January 2008, the Company’s practices for determining fair value and for disclosures about the fair value of the investments in its portfolio have been, and continue to be, consistent with the guidance provided in FSP 157-4. Therefore, the Company’s adoption of FSP 157-4 has not had any effect on its financial position or results of operations (See Note 4. Investments).

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events,” (“SFAS No. 165”). SFAS No. 165 is intended to establish general standards of accounting for, and disclosure of, events that occur after the balance

PATRIOT CAPITAL FUNDING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

sheet date but before financial statements are issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. SFAS No. 165 is effective for interim or annual financial periods ending after June 15, 2009 and is required to be adopted prospectively. The Company adopted SFAS No. 165 effective for the quarter ending June 30, 2009.

In June 2009, the FASB issued SFAS No. 168, “FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles,” (“SFAS No. 168”). SFAS No. 168 establishes the FASB Accounting Standards Codification as the source of GAAP to be applied to companies. SFAS 168 explicitly recognizes rules and interpretive releases of the SEC under authority of federal securities laws as authoritative GAAP for SEC registrants. SFAS 168 will become effective for interim or annual periods ending after September 15, 2009.

Interest, Dividends, Fees, and Other Investment Income

Interest and dividend income is recognized as revenue when earned according to the terms of the investment, and when in the opinion of management, it is collectible. Premiums paid and discounts obtained, including discounts in the form of fees, are amortized into interest income over the estimated life of the investment using the interest method. Fees consist principally of loan and arrangement fees, annual administrative fees, unused fees, prepayment fees, amendment fees, equity structuring fees and waiver fees. Equity structuring fees are recognized as earned, which is generally when the investment transaction closes. Other investment income consists principally of the recognition of unamortized deferred financing fees received from portfolio companies on the repayment of their debt investment, the sale of the debt investment or a reduction of available credit under the debt investment.

Federal Income Taxes

The Company has elected to be treated as a RIC under the Code. The Company’s RIC tax year was initially filed on a July 31 basis. On February 11, 2008, the Company was granted permission by the Internal Revenue Service to change its RIC tax year from July 31 to December 31, effective on December 31, 2007. Accordingly, the Company has filed a short period tax return from August 1, 2007 through December 31, 2007, and will file on a calendar year basis for 2008 and thereafter. The Company’s policy has historically been to comply with the requirements of the Code that are applicable to RICs and to distribute substantially all of its taxable income to its stockholders. In light of the matters described in Note 2, it may not be possible for the Company to continue to comply with these requirements. However, the Company intends to take all steps possible to maintain its RIC tax status. Therefore, no federal income tax provision is included in the accompanying financial statements. However, to the extent that the Company is not able to maintain its RIC tax status, it may incur tax liability not currently provided for in the Company’s balance sheet.

The Company adopted Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes at inception on February 15, 2007. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the consolidated financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of FIN 48 was applied to all open taxable years as of the effective date. The adoption of FIN 48 did not have an effect on the financial position or results of operations of the Company as there was no liability for unrecognized tax benefits and no change to the beginning capital of the Company. Management’s determinations regarding FIN 48 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

PATRIOT CAPITAL FUNDING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Dividends Paid

Distributions to stockholders are recorded on the declaration date. The Company is required to pay out to its shareholders at least 90% of its net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. Historically it has been the policy of the Company to pay out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend has traditionally been determined by the Board of Directors each quarter based on the annual estimate of the Company’s taxable income by the management of the Company. At its year-end the Company may pay a bonus distribution, in addition to the other distributions, to ensure that it has paid out at least 90% of its net ordinary taxable income and net realized short-term capital gains in excess of net realized long-term capital losses for the year. The Board of Directors has determined to postpone taking any action with regard to dividends until the matter described in Note 2 is resolved. Through December 31, 2008, the Company has made all required distributions on its 2008 distributable income to satisfy its RIC requirements.

Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized capital gains, respectively. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in capital (i.e., return of capital).

Consideration of Subsequent Events.

The Company evaluated events and transactions occurring after June 30, 2009 through August 10, 2009, the date these consolidated interim financial statements were issued, to identify subsequent events which may need to be recognized or non-recognizable events which would need to be disclosed. No recognizable events were identified. See Note 14. Subsequent Events for non-recognizable events or transactions identified for disclosure.

Note 4.	Investments

As described below (see Note 5.  Fair Value Measurements), effective January 1, 2008, the Company adopted Statement of Financial Standards No. 157-Fair Value Measurement, (“SFAS No. 157”). At June 30, 2009 and December 31, 2008, investments consisted of the following:

	June 30, 2009		December 31, 2008
	Cost	Fair Value	Cost	Fair Value

Investments in debt securities	$323,087,617	$274,232,910	$344,683,219	$308,079,975
Investments in equity securities	21,293,310	9,696,327	21,215,806	14,290,773

Total	$344,380,927	$283,929,237	$365,899,025	$322,370,748

At June 30, 2009 and December 31, 2008, $109.8 million and $123.5 million, respectively, of the Company’s portfolio investments at fair value were at fixed rates, which represented approximately 39% and 38%, respectively, of the Company’s total portfolio of investments at fair value. The Company generally structures its subordinated debt at fixed rates, while most of its senior secured and junior secured loans are at variable rates determined on the basis of a benchmark LIBOR or prime rate. The Company’s loans generally have stated maturities ranging from 4 to 7.5 years.

At June 30, 2009 and December 31, 2008, the Company had equity investments and warrant positions designed to provide the Company with an opportunity for an enhanced internal rate of return. These instruments generally do not produce a current return, but are held for potential investment appreciation and capital gains.

PATRIOT CAPITAL FUNDING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

During the three months ended June 30, 2009, the Company realized a loss of $413,000 on investments principally from the sale of one syndicated loan. During the six months ended June 30, 2009, the Company realized a net loss of $12.0 million on investments primarily due to the permanent impairment of loans to one of our portfolio companies. During the three and six months ended June 30, 2008, the Company realized losses of $344,000 and $434,000, respectively, principally from the cancellation of warrants in which the Company had previously recorded unrealized depreciation on the entire warrant balance and the sale of portfolio investments. During the three and six months ended June 30, 2009 the Company recorded unrealized depreciation of $12.8 million and $16.9 million, respectively, and during the three and six months ended June 30, 2008, the Company recorded unrealized depreciation of $3.4 million and $13.2 million, respectively.

The composition of the Company’s investments as of June 30, 2009 and December 31, 2008 at cost and fair value was as follows:

	June 30, 2009				December 31, 2008
	Cost	%(1)	Fair Value	%(1)	Cost	%(1)	Fair Value	%(1)

Senior Secured Debt	$163,009,989	47.3%	$137,712,207	48.5%	$171,889,470	47.0%	$156,638,667	48.6%
Junior Secured Debt	63,930,467	18.6	50,861,771	17.9	64,232,689	17.5	58,076,196	18.0
Subordinated Debt	96,147,161	27.9	85,658,932	30.2	108,561,060	29.7	93,365,112	29.0
Warrants / Equity	21,293,310	6.2	9,696,327	3.4	21,215,806	5.8	14,290,773	4.4

Total	$344,380,927	100.0%	$283,929,237	100.0%	$365,899,025	100.0%	$322,370,748	100.0%

(1)	Represents percentage of total portfolio.

PATRIOT CAPITAL FUNDING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

The composition of the Company’s investment portfolio by industry sector, using Moody’s Industry Classifications as of June 30, 2009 and December 31, 2008 at cost and fair value was as follows:

	June 30, 2009				December 31, 2008
	Cost	%(1)	Fair Value	%(1)	Cost	%(1)	Fair Value	%(1)

Machinery	$51,631,722	15.0%	$36,171,707	12.7%	$51,384,711	14.0%	$39,527,874	12.3%
Health Care, Education & Childcare	39,025,805	11.3	37,864,405	13.3	39,749,005	10.9	39,501,102	12.2
Personal & Nondurable Consumer Products	38,546,025	11.2	36,274,356	12.8	39,609,196	10.8	39,247,796	12.2
Automobile	30,715,635	8.9	23,050,225	8.1	33,276,374	9.1	26,487,272	8.2
Textiles & Leather	28,954,845	8.4	27,780,125	9.8	29,557,681	8.1	29,368,566	9.1
Electronics	27,233,211	7.9	27,389,835	9.6	31,033,364	8.5	30,033,495	9.3
Printing & Publishing	26,352,526	7.6	11,324,964	4.0	26,302,411	7.2	18,159,998	5.6
Metals & Minerals	23,089,697	6.7	22,746,197	8.0	23,049,480	6.3	22,453,909	7.0
Mining, Steel, Iron & Nonprecious Metals	17,921,135	5.2	11,323,286	4.0	18,092,545	4.9	17,245,764	5.3
Retail Stores	11,579,947	3.4	11,484,713	4.1	10,978,984	3.0	10,872,284	3.4
Housewares & Durable Consumer Products	11,106,570	3.2	7,292,672	2.6	11,005,810	3.0	9,333,052	2.9
Ecological	9,929,859	2.9	9,588,359	3.4	8,556,102	2.3	8,164,902	2.5
Grocery	8,393,329	2.4	8,541,001	3.0	8,156,189	2.2	8,278,569	2.6
Chemicals, Plastic & Rubber	5,360,932	1.6	3,781,610	1.3	16,659,410	4.6	9,347,006	2.9
Insurance	5,012,842	1.5	4,699,639	1.6	5,000,000	1.4	4,048,200	1.3
Buildings & Real Estate	4,492,943	1.3	4,492,943	1.6	4,613,182	1.3	4,613,182	1.4
Personal, Food & Miscellaneous Services	3,000,000	0.9	—	—	3,000,000	0.8	1,050,000	0.3
Diversified/Conglomerate Service	1,570,736	0.5	—	—	1,570,736	0.4	623,500	0.2
Aerospace & Defense	463,168	0.1	123,200	0.1	463,168	0.1	173,600	0.1
Oil & Gas	—	—	—	—	3,840,677	1.1	3,840,677	1.2

Total	$344,380,927	100.0%	$283,929,237	100.0%	$365,899,025	100.0%	$322,370,748	100.0%

(1)	Represents percentage of total portfolio.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control.” Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act. The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are those investments that are neither Control Investments nor Affiliate Investments. At June 30, 2009 and December 31, 2008, the Company owned greater than 5% but less than 25% of the voting securities in four investments. At June 30, 2009 and December 31, 2008, the Company owned 25% or more of the voting securities in six and four investments, respectively.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 5.	Fair Value Measurements

The Company accounts for its portfolio investments and interest rate swaps at fair value. As a result, the Company adopted the provisions of SFAS No. 157 in the first quarter of 2008. SFAS No. 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. SFAS No. 157 defines fair value as the price that would be established to sell an asset or transfer a liability in an orderly transaction between market participants in what would be the principal or most advantageous market for the asset or liability. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Assets and liabilities recorded at fair value in the consolidated balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by SFAS No. 157 and directly related to the amount of subjectivity associated with the inputs to determining the fair value of these assets and liabilities, are as follows:

Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

The following table presents the financial instruments carried at fair value as of June 30, 2009, by caption on the Consolidated Balance Sheet for each of the three levels of hierarchy established by SFAS No. 157.

	As of June 30, 2009
		Internal Models with	Internal Models with
		Significant	Significant	Total Fair Value
	Quoted Market Prices	Observable	Unobservable	Reported in
	in Active Markets	Market Parameters	Market Parameters	Consolidated
	(Level 1)	(Level 2)	(Level 3)	Balance Sheet

Investments:
Non-affiliate investments	$176,166	$19,717,166	$192,959,964	$212,853,296
Affiliate investments	—	—	47,373,445	47,373,445
Control investments	—	—	23,702,496	23,702,496

Total investments at fair value	$176,166	$19,717,166	$264,035,905	$283,929,237

Liabilities:
Interest rate swaps(1)	$—	$(2,235,647)	$—	$(2,235,647)

Total liabilities at fair value	$—	$(2,235,647)	$—	$(2,235,647)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(1)	Represents interest rate swaps in connection with the Company’s Amended Securitization Facility. The fair value of the interest rate swaps are included in the accounts payable, accrued expenses and other line of the liabilities section of the Consolidated Balance Sheets. On July 9, 2009, the Company terminated all of its interest rate swap agreements and realized a loss of $3.3 million in connection with entering into an agreement, limited consent and amendment to the Company’s Amended Securitization Facility with the Lenders (see Note 14. Subsequent Events).

The following table provides a roll-forward in the changes in fair value from December 31, 2008 to June 30, 2009, for all investments for which the Company determines fair value using unobservable (Level 3) factors. When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments also typically include, in addition to the unobservable or Level 3 components, observable components (that is, Level 1 and Level 2 components that are actively quoted and can be validated to external sources). Accordingly, the appreciation (depreciation) in the table below includes changes in fair value due in part to observable Level 1 and Level 2 factors that are part of the valuation methodology.

	Fair value measurements using unobservable inputs (Level 3)
	Non-affiliate	Affiliate	Control
	Investments	Investments	Investments	Total

Fair Value December 31, 2008	$220,017,120	$51,457,082	$30,427,046	$301,901,248
Total realized losses	—	—	(11,600,764)	(11,600,764)
Change in unrealized depreciation	(6,171,546)	(3,193,648)	(8,719,219)	(18,084,413	)(1)
Purchases, issuances, settlements and other, net	(7,983,780)	(889,989)	693,603	(8,180,166)
Transfers within Level 3	(12,901,830)	—	12,901,830	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of June 30, 2009	$192,959,964	$47,373,445	$23,702,496	$264,035,905

(1)	Relates to assets held at June 30, 2009

The Company estimates the fair value of its Level 3 debt investments by first estimating the enterprise value of the portfolio company which issued the debt investment and augments the valuation techniques it uses to estimate the fair value of its debt investments where there is not a readily available market value (Level 3). To estimate the enterprise value of a portfolio company, the Company analyzed various factors, including the portfolio companies historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earning Before Interest, Taxes, Depreciation and Amortization), cash flow, net income, revenues or, in limited instances, book value.

In estimating a multiple to use for valuation purposes, the Company looked to private merger and acquisition statistics, discounted public trading multiples or industry practices. In some cases, the valuation may be based on a combination of valuation methodologies, including but not limited to, multiple based, discounted cash flow and liquidation analysis. If a portfolio company was distressed, a liquidation analysis may have provided the best indication of enterprise value.

The Company uses a bond-yield model to value these investments based on the present value of expected cash flows. The primary inputs into the model are market interest rates for debt with similar characteristics and an adjustment for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position. During the three months ended June 30, 2009 and 2008, the Company recorded net unrealized depreciation of $12.7 million and $3.4 million, respectively, on its investments. During the six months ended June 30, 2009

PATRIOT CAPITAL FUNDING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

and 2008, the Company recorded net unrealized depreciation of $16.9 million and $13.2 million, respectively, on its investments. For the three and six months ended June 30, 2009, the Company’s net unrealized depreciation consists of the following: approximately $12.9 million and $17.5 million, respectively, of unrealized depreciation resulted from a decline in cash flows of the Company’s portfolio companies; approximately $1.5 million and $0.7 million, respectively, of unrealized depreciation which resulted from changes in market multiples and interest rates; offset by approximately $1.7 million and $1.3 million, respectively, of unrealized appreciation which resulted from quoted market prices on the Company’s syndicated loan portfolio. For the three and six months ended June 30, 2008, the Company’s net unrealized depreciation consists of the following: approximately $0.2 million and $1.4 million, respectively, which resulted from quoted market prices on the Company’s syndicated loan portfolio as a result of disruption in the financial credit markets for broadly syndicated loans; approximately $3.6 million and $7.8 million, respectively, resulted from a decline in cash flows of the Company’s portfolio companies; and approximately $0.5 million of unrealized appreciation and $4.0 million of unrealized depreciation, respectively, which resulted from changes in market multiples and interest rates.

Note 6.	Borrowings

On September 18, 2006, the Company, through a consolidated wholly-owned bankruptcy remote, special purpose subsidiary, entered into an amended and restated securitization revolving credit facility (the “Securitization Facility”) with an entity affiliated with BMO Capital Markets Corp. (formerly known as Harris Nesbitt Corp.). The Securitization Facility allowed the special purpose subsidiary to borrow up to $140 million through the issuance of notes to a multi-seller commercial paper conduit administered by the affiliated entity. The Securitization Facility also required bank liquidity commitments (“Liquidity Facility”) to provide liquidity support to the conduit. The Liquidity Facility was provided by the lender that participated in the Securitization Facility for a period of 364-days and was renewable annually thereafter at the option of the lender. On May 2, 2007, the Company amended its Securitization Facility to lower the interest rate payable on any outstanding borrowings under the Securitization Facility from the commercial paper rate plus 1.35% to the commercial paper rate plus 1.00% during the period of time the Company was permitted to make draws under the Securitization Facility. The amendment also reduced or eliminated certain restrictions pertaining to certain loan covenants. On August 31, 2007, the Company amended its Securitization Facility to increase its borrowing capacity thereunder by $35 million. The amendment also extended the commitment termination date from July 23, 2009 to July 22, 2010 and reduced or eliminated certain restrictions pertaining to certain loan covenants. The Securitization Facility provided for the payment by the Company to the lender of a monthly fee equal to 0.25% per annum on the unused amount of the Securitization Facility.

On April 11, 2008, the Company entered into the Amended Securitization Facility with an entity affiliated with BMO Capital Markets Corp. and Branch Banking and Trust Company (the “Lenders”). The Amended Securitization Facility amended and restated the Securitization Facility to, among other things: (i) increase the borrowing capacity from $175 million to $225 million; (ii) extend the maturity date from July 22, 2010 to April 11, 2011 (unless extended prior to such date for an additional 364-day period with the consent of the lenders thereto); (iii) increase the interest rate payable under the facility from the commercial paper rate plus 1.00% to the commercial paper rate plus 1.75% on up to $175 million of outstanding borrowings and the LIBOR rate plus 1.75% on up to $50 million of outstanding borrowings; and (iv) increase the unused commitment fee from 0.25% per annum to 0.30% per annum.

Similar to the Securitization Facility, the Amended Securitization Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. These restrictions could have affected the amount of notes the Company’s special purpose subsidiary could issue from time to time. The Amended Securitization Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs,

PATRIOT CAPITAL FUNDING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

violation of which could have resulted in the early termination of the Amended Securitization Facility. The Amended Securitization Facility also requires the maintenance of the Liquidity Facility. The Liquidity Facility was provided by the Lenders that participate in the Securitization Facility for a period of 364-days and was renewable annually thereafter at the option of the lenders. The Liquidity Facility was scheduled to be renewed in April 2009. The Amended Securitization Facility is secured by all of the loans held by the Company’s special purpose subsidiary.

On April 3, 2009 a termination event occurred under the Amended Securitization Facility due to the amount of the Company’s advances outstanding under the facility exceeding the maximum availability under the facility for more than three consecutive business days. The maximum availability under the facility is determined by, among other things, the fair market value of all eligible loans serving as collateral under the facility. Because the fair market value of certain eligible loans decreased at December 31, 2008, the Company’s advances outstanding under the facility exceeded the maximum availability under the facility. This determination was made in connection with the delivery of a borrowing base report to the facility lenders on March 31, 2009. As of such date, the Company had $157.6 million outstanding under the facility. As a result of the occurrence of the termination event under the facility, the Company can no longer make additional advances under the facility. Also, the interest rate payable under the Amended Securitization Facility increased from the commercial paper rate plus 1.75% to the prime rate plus 3.75%. In addition, the terms of the facility require that all principal, interest and fees collected from the debt investments secured by the facility must be used to pay down amounts outstanding under the facility within 24 months following the date of the termination event. The facility also permits the lenders, upon notice to the Company, to accelerate amounts outstanding under the facility and exercise other rights and remedies provided by the facility, including the right to sell the collateral under the facility. The Company has not received any such notice from the lenders.

In connection with the origination and amendment of the Securitization Facility and the Amended Securitization Facility, the Company incurred $2.4 million of fees which are being amortized over the term of the facility.

At June 30, 2009 and December 31, 2008, $137.4 million and $162.6 million, respectively, of borrowings were outstanding under the Amended Securitization Facility. At June 30, 2009, the interest rate under the Amended Securitization Facility was 7.0%. Interest expense for the three and six months ended June 30, 2009 and 2008 consisted of the following:

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008

Interest charges	$2,644,393	$1,733,144	$4,043,615	$3,719,520
Amortization of debt issuance costs	131,729	131,728	263,456	190,632
Unused facility fees	1,248	60,358	56,736	74,601

Total	$2,777,370	$1,925,230	$4,363,807	$3,984,753

Note 7.	Stock Option Plan and Restricted Stock Plan

As of June 30, 2009, 3,644,677 shares of common stock are reserved for issuance upon exercise of options to be granted under the Company’s stock option plan and 2,065,045 shares of the Company’s common stock were reserved for issuance under the Company’s employee restricted stock plan (collectively, the “Plans”). On March 3, 2009, awards of 446,250 shares of restricted stock were granted to the Company’s executive officers with a fair value of $1.27 (the closing price of the common stock at date of grant). The total fair value of $567,000 is being expensed over a four year vesting period. As of June 30, 2009, 3,189,107 options were outstanding, 2,721,457 of which were exercisable and 633,750 shares of restricted stock were outstanding, none of which are vested. The options have a weighted average remaining contractual life of

PATRIOT CAPITAL FUNDING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

7.0 years, a weighted average exercise price of $12.43, and an aggregate intrinsic value of $0. The restricted stock vests over four years.

Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-Based Payment,” (“SFAS 123R”). The Company has elected the “modified prospective method” of transition as permitted by SFAS 123R. Under this transition method, the Company is required to record compensation expense for all awards granted after the date of adoption and for the unvested portion of previously granted awards that were outstanding at the date of adoption. The fair value of each stock option granted is estimated on the date of grant using the Black-Scholes option pricing model. For shares granted in February 2008, this model used the following assumptions: annual dividend rate of 11.8%, risk free interest rate of 3.0%, expected volatility of 26%, and the expected life of the options of 6.5 years. The Company calculated its expected term assumption using guidance provided by SEC Staff Accounting Bulletin 107 (“SAB 107”). SAB 107 allows companies to use a simplified expected term calculation in instances where no historical experience exists, provided that the companies meet specific criteria. Expected volatility was based on the Company’s historical volatility.

Assumptions used with respect to future grants may change as the Company’s actual experience may be different. The fair value of options granted in 2008 was approximately $0.47, using the Black-Scholes option pricing model. The Company has adopted the policy of recognizing compensation cost for awards with graded vesting on a straight-line basis over the requisite service period for the entire award. For the three and six months ended June 30, 2009, the Company recorded compensation expense related to stock awards of approximately $220,000 and $421,000, respectively, and for the three and six months ended June 30, 2008, the Company recorded compensation expense related to stock awards of approximately $204,000 and $386,000, respectively, which is included in compensation expense in the consolidated statements of operations. The Company has not historically recorded the tax benefits associated with the expensing of stock options since the Company elected to be treated as a RIC under Subchapter M of the Internal Revenue Code and, as such, the Company is not subject to federal income tax on the portion of taxable income and gains distributed to stockholders, provided that at least 90% of its annual taxable income is distributed. As of June 30, 2009, there was $247,000 of unrecognized compensation cost related to unvested options which is expected to be recognized over 1.7 years. As of June 30, 2009, there was $1.6 million of unrecognized compensation cost related to unvested restricted stock awards which is expected to be recognized over 3.7 years.

Note 8.	Share Data and Common Stock

The following table sets forth a reconciliation of weighted average shares outstanding for computing basic and diluted income (loss) per common share for the three and six months ended June 30, 2009 and 2008.

	Three Months Ended June 30,		Six Months Ended June 30,
	2009	2008	2009	2008

Weighted average common shares outstanding, basic	20,950,501	20,693,337	20,940,294	20,671,896
Effect of dilutive stock options	—	—	—	—

Weighted average common shares outstanding, diluted	20,950,501	20,693,337	20,940,294	20,671,896

The dilutive effect of stock options and restricted stock is computed using the treasury stock method. Options on 3.2 million shares (2009 and 2008), and restricted stock of 633,750 shares (2009), were anti-dilutive and therefore excluded from the computation of diluted loss per share.

In 2005, the Company established a dividend reinvestment plan, and during the three months ended March 31, 2009 and the year ended December 31, 2008, issued 123,000 and 177,000 shares, respectively, in

PATRIOT CAPITAL FUNDING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

connection with dividends paid. The following table reflects the Company’s dividends paid since March 31, 2008:

Date Declared	Record Date	Payment Date	Amount

October 30, 2008	December 22, 2008	January 15, 2009	$0.25
July 30, 2008	September 12, 2008	October 15, 2008	$0.33
May 2, 2008	June 5, 2008	July 16, 2008	$0.33
February 27, 2008	March 14, 2008	April 16, 2008	$0.33

Note 9.	Commitments and Contingencies

The balance of unused commitments to extend credit was $17.3 million and $23.8 million at June 30, 2009 and December 31, 2008, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate the Company to extend credit, such as contingent investment draws, revolving credit arrangements or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Since April 3, 2009, the date of the termination event under the Amended Securitization Facility, the Company has funded revolver draws under our outstanding commitments. The Company is currently in negotiation with the Lenders to have eligible revolver draws funded by the Lenders going forward. Ineligible revolver draw requests, those requests on loans outside of the Amended Securitization Facility, will not be funded by the Lenders. The Company may not have the ability to fund the ineligible revolver draw requests in the future or eligible revolver draw requests if the Lenders refuse to accommodate the request.

In connection with borrowings under the Amended Securitization Facility, the Company’s special purpose subsidiary was required under certain circumstances to enter into interest rate swap agreements or other interest rate hedging transactions. The Company had agreed to guarantee the payment of certain swap breakage costs that may be payable by the Company’s special purpose subsidiary in connection with any such interest rate swap agreements or other interest rate hedging transactions (see Note 6. Borrowings). On July 9, 2009, the Company terminated all eight interest rate swap agreements, and realized a loss of $3.3 million, in connection with entering into an agreement, limited consent and amendment to the Company’s Amended Securitization Facility with the Lenders (see Note 14. Subsequent Events).

The Company leases its corporate offices and certain equipment under operating leases with terms expiring in 2011. Future minimum lease payments due under operating leases at June 30, 2009 are as follows: $121,000 — remainder of 2009, $247,000 — 2010, $21,000 — 2011. Rent expense was approximately $59,000 and $117,000 for the three and six months ended June 30, 2009, respectively, and was approximately $68,000 and $136,000 for the three and six months ended June 30, 2008, respectively. At June 30, 2009, the Company had an outstanding letter of credit in the amount of $38,000 as security deposit for the lease of the Company’s corporate offices.

Note 10.	Concentrations of Credit Risk

The Company’s portfolio companies are primarily small- to mid-sized companies that operate in a variety of industries.

At June 30, 2009 and December 31, 2008, the Company did not have any investment in excess of 10% of the total investment portfolio at fair value. Investment income, consisting of interest, dividends, fees, and other investment income, can fluctuate dramatically upon repayment of an investment or sale of an equity interest. Revenue recognition in any given period can be highly concentrated among several portfolio companies. During the three and six months ended June 30, 2009 and 2008, the Company did not record investment income from any portfolio company in excess of 10% of total investment income.

PATRIOT CAPITAL FUNDING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 11.	Income Taxes

Effective August 1, 2005, the Company elected to be treated as a RIC. Accordingly, the Company’s RIC tax year was initially filed on a July 31 basis. On February 11, 2008, the Company was granted permission by the Internal Revenue Service to change its RIC tax year from July 31 to December 31, effective on December 31, 2007. Accordingly, the Company has prepared a short period tax return from August 1, 2007 through December 31, 2007, and will file on a calendar year basis for 2008 and thereafter. The Company’s policy has historically been to comply with the requirements of Subchapter M of the Code that are applicable to RICs and to distribute substantially all of its taxable income to its shareholders. In light of the matters described in Note 2, it may not be possible for the Company to continue to comply with these requirements. However, the Company intends to take all steps possible to maintain its RIC tax status. Therefore, no federal, state or local income tax provision is included in the accompanying financial statements. However, to the extent that the Company is not able to maintain its RIC tax status, it may incur tax liability not currently provided for in the Company’s balance sheet.

Tax loss for the six months ended June 30, 2009 is as follows:

January 1, 2009
to
June 30,
2009

GAAP net investment income	$7,620,000
Tax timing differences of:
Origination fees, net	(794,000)
Permanent impairment on loans	(11,826,000)
Stock compensation expense, original issue discount and depreciation and amortization	1,464,000

Tax loss	$(3,536,000)

Distributable income (loss) differs from GAAP net investment income primarily due to: (1) origination fees received in connection with investments in portfolio companies are treated as taxable income upon receipt; (2) certain stock compensation expense is not currently deductible for tax purposes (3) certain debt investments that generate original issue discount; (4) depreciation and amortization; and (5) permanent impairment on loans. As a result of the tax loss for the six months ended June 30, 2009, the Company did not have any required dividend distributions.

Distributions which exceed tax distributable income (tax net investment income and realized gains, if any) are reported as distributions of paid-in capital (i.e., return of capital). The taxability of the distributions made during 2009 will be determined by the Company’s tax earnings and profits for its tax year ending December 31, 2009.

The tax cost basis of the Company’s investments as of June 30, 2009 approximates the book cost. There were no capital gain distributions in 2009 or 2008.

At June 30, 2009, the Company had a net capital loss carryforward of $4.1 million to offset net capital gains, to the extent provided by federal tax law. Of the total capital loss carryforward, $3.2 million will expire in the Company’s tax year ending December 31, 2013, and $900,000 will expire in the Company’s tax year ending December 31, 2015.

Note 12.	Hedging Activities

Since 2006, the Company, through its special purpose subsidiary, entered into eight interest rate swap agreements. As of June 30, 2009, the Company included the $(2.2) million fair value of these interest rate

PATRIOT CAPITAL FUNDING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

swaps in the accounts payable, accrued expenses and other line of the liabilities section of the Consolidated Balance Sheets. During the three and six months ended June 30, 2009, the Company recorded $679,000 and $862,000, respectively of unrealized appreciation on the fair value on these interest rate swaps in the Consolidated Statement of Operations. The Company did not designate any of its interest rate swaps as hedges for financial accounting purposes. Each month these interest rate swaps are settled for cash.

No new interest rate swap agreements were executed during the six months ended June 30, 2009. On July 9, 2009, the Company terminated all eight interest rate swap agreements, and realized a loss of $3.3 million, in connection with entering into an agreement, limited consent and amendment to the Company’s Amended Securitization Facility with the Lenders (see Note 14. Subsequent Events).

The following table summarizes the Company’s terminated interest rate swaps with Bank of Montreal as the counterparty:

						Three Months
						Ended
						June 30,
						2009
			As of June 30, 2009			Unrealized
Date	Date	Interest			Fair	Appreciation
Entered	Expiring	Rate	Notional	Cost	Value	(Depreciation)

03/06	01/11	5.04%	$9,937,058	$—	$(366,499)	$100,123
12/06	02/12	4.84%	3,192,219	—	(283,220)	54,957
08/07	04/12	5.17%	3,938,246	—	(381,891)	86,294
09/07	04/12	4.98%	3,784,074	—	(339,268)	79,834
12/07	01/11	4.28%	485,449	—	(47,511)	4,581
04/08	12/12	3.51%	9,385,926	—	(387,814)	218,434
05/08	09/10	3.32%	664,775	—	(12,718)	6,349
10/08	10/12	3.54%	12,458,127	—	(416,726)	128,316

Total			$43,845,874	$—	$(2,235,647)	$678,888

PATRIOT CAPITAL FUNDING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 13.	Financial Highlights

	For the Six Months Ended
	June 30,
	2009	2008

Per Share Data:
Net asset value at beginning of period	$8.65	$10.73
Net investment income	.37	.64
Net realized loss on investments	(.57)	(.02)
Net change in unrealized depreciation on investments	(.81)	(.64)
Effect of issuance of common stock	(.04)	—
Distributions from net investment income	—	(.64)
Distributions in excess of net investment income	—	(.02)
Net change in unrealized swap appreciation	.04	.01
Stock based compensation expense	.02	.02

Net asset value at end of period	$7.66	$10.08

Total net asset value return(1)	(11.5)%	0.1%
Per share market value, beginning of period $3.64 $10.09 Per share market value, end of period	$1.71	$6.25
Total market value return(2)	(53.0)%	(31.9)%
Shares outstanding at end of period	20,950,501	20,702,485

Ratios and Supplemental Data:
Net assets at end of period	$160,496,000	$208,622,000
Average net assets	173,572,000	214,404,000
Ratio of operating expenses to average net assets (annualized)	10.3%	8.1%
Ratio of net investment income to average net assets (annualized)	8.8%	12.3%
Average borrowings outstanding	$146,350,000	$146,170,000
Average amount of borrowings per share	$6.99	$7.06

(1)	The total net asset value return (not annualized) reflects the change in net asset value of a share of stock, plus dividends.

(2)	The total market value return (not annualized) reflects the change in the ending market value per share plus dividends, divided by the beginning market value per share.

Note 14.	Subsequent Events

The Company has evaluated subsequent events through August 10, 2009, which is the date the financial statements were available to be issued.

On July 9, 2009, the Company entered into an agreement, limited consent and amendment (the “Agreement, Consent and Amendment”) related to, among other things, the Amended Securitization Facility with the Lenders and other related parties. In connection with the Agreement, Consent and Amendment, the Lenders consented to the sale of the Encore Legal Solutions, Inc. and L.A. Spas, Inc. term loans and equity interests and the Company agreed to terminate all eight outstanding swap agreements and pay the counterparty to such swaps approximately $3.3 million. Payments on the terminated swap liability will be made at the rate of $500,000 per month for 6 months beginning in July 2009 and $251,000 in January 2010. The Lenders agreed that the monthly payment of the swap liability will be paid from the collection of principal, interest

PATRIOT CAPITAL FUNDING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

and fees collected from the debt investments. In addition, the Company agreed with the Lenders that it will not accept equity securities or other non-cash consideration in forbearance of the exercise of any rights under any of the loans or debt instruments held in the Company’s investment portfolio or the cash interest payments on these investments.

On July 9, 2009, the Company received proceeds of $3.2 million in conjunction with the sale of its junior secured term loans and equity interests in Encore Legal Solutions, Inc. In connection with the sale, the Company realized a loss of approximately $13.4 million. Such proceeds were used to reduce the principal on our outstanding borrowings under the Amended Securitization Facility.

On July 9, 2009, the Company sold its senior and subordinated term loans and equity interests in L.A. Spas, Inc. for a release of future liabilities against the Company relating to its investments in this portfolio company. In connection with the sale, the Company recorded a loss of approximately $1.6 million.

On July 23, 2009, the Company received gross proceeds of $3.8 million in connection with the full repayment of the senior subordinated term loan to Copperhead Chemical Company, Inc. Such proceeds were used to reduce the principal on our outstanding borrowings under the Amended Securitization Facility.

On July 23, 2009, William E. Alvarez, Jr., Executive Vice President, Chief Financial Officer and Secretary of the Company, entered into an amendment to the employment agreement with the Company, dated August 7, 2007. The amendment modifies the definition of “Average Annual Bonus” set forth in Section 8 of the employment agreement for purposes of calculating the lump sum payment Mr. Alvarez would receive if his employment is terminated for any reason except for “cause” (as defined in the employment agreement). The amendment defines “Average Annual Bonus” to include his average bonus for the term of the employment agreement plus the aggregate grant date fair value of restricted stock awarded during the term of the employment agreement.

On July 24, 2009, the Company received gross proceeds of $11.2 million in connection with the full repayment of the senior and subordinated term loans to Fairchild Industrial Products, Co. Such proceeds were used to reduce the principal on our outstanding borrowings under the Amended Securitization Facility.

On July 31, 2009, the Company entered into a severance agreement with Clifford L. Wells, its Executive Vice-President and Chief Compliance Officer. Pursuant to the terms of the severance agreement, if Mr. Wells’s employment is terminated by the Company without cause or by Mr. Wells for good reason within 30 days before or within six months after a change of control transaction that occurs between July 31, 2009 and January 31, 2010, then the Company will pay to Mr. Wells his monthly base salary in monthly installments for six months following his termination of employment.

On August 3, 2009, the Company and Prospect Capital Corporation entered into an Agreement and Plan of Merger, dated as of August 3, 2009 (the “Merger Agreement”), pursuant to which the Company will merge with and into Prospect Capital, with Prospect Capital continuing as the surviving company in the merger (the “Merger”). Subject to the terms and conditions of the Merger Agreement, if the Merger is completed, each issued and outstanding share of the Company’s common stock will be converted into 0.3992 shares of Prospect Capital’s common stock and any fractional shares resulting from the application of the exchange ratio will be paid in cash. The exchange ratio will be adjusted for any dividend the Company may declare prior to the closing of the Merger. If not exercised prior to completion of the Merger, outstanding Company stock options will vest and be cancelled in exchange for the payment in cash to the holder of these stock options of $0.01 per share of the Company’s common stock for which these options are exercisable. Further, in connection with the Merger, each share of the Company’s restricted stock then outstanding will vest all restrictions with respect to such shares of restricted stock will lapse (a) a number of shares of each holder of restricted stock will be cancelled in exchange for the cash value per share of Prospect Capital’s common stock at the time of the consummation of the Merger in an amount estimated to be sufficient to pay applicable taxes in connection with the vesting of such shares or (b) the remaining number of shares of restricted stock will be converted in

PATRIOT CAPITAL FUNDING, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

the Merger into shares of Prospect Capital’s common stock on the same terms as all other shares of the Company’s common stock. In connection with the completion of the Merger, Prospect Capital will pay off the outstanding principal and accrued interest and up to $1.35 million of related fees and expenses due under the Company’s securitization revolving credit facility. As of the date of the Merger Agreement, there was approximately $115.7 million outstanding under the facility. Further, as a condition to Prospect agreeing to execute the Merger Agreement, the Company agreed to reverse, immediately prior to the Merger, the $11.8 million federal income tax ordinary loss deduction that it previously disclosed it would incur with respect to its investments in L.A. Spas, Inc. As a result, the Company estimates that distributable income for RIC purposes at June 30, 2009 would have been $8.3 million. Immediately prior to the merger, the Company expects to declare a dividend in the amount of its cumulative distributable income for RIC purposes, which will be payable 10% in cash and 90% common stock.

Consummation of the Merger, which is currently anticipated to occur in the earlier part of the fourth quarter of 2009, is subject to certain conditions, including, among others, the approval of the Company’s stockholders, accuracy of the representations and warranties of the other party and compliance by the other party with its obligations under the Merger Agreement.

The Merger Agreement also contains certain termination rights for the Company and Prospect Capital, as the case may be, including: if the Merger has not been completed by December 15, 2009; if there is a breach by the other party that is not or cannot be cured within 30 days’ notice of such breach and such breach would result in a failure of the conditions to closing set forth in the Merger Agreement; if the Board of Directors of the Company fails to recommend the Merger to its stockholders; if Patriot Capital Funding breaches its obligations in any material respect regarding any alternative business combination proposals; or if Patriot Capital Funding stockholders have voted to not approve the Merger. In addition, the Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, the Company may be required to pay Prospect Capital a termination fee equal to $3.2 million or to reimburse certain expenses and make certain other payments.

On August 4, 2009, Bruce Belodoff filed a class action lawsuit against the Company, its directors and certain of its officers in the Superior Court of the State of Connecticut. The lawsuit alleges that the proposed merger between the Company and Prospect Capital is the product of a flawed sales process and that the Company’s directors and officers breached their fiduciary duty by agreeing to a structure that was not designed to maximize the value of the Company’s shares. In addition, the lawsuit asserts that the Company aided and abetted its officers’ and directors’ breach of fiduciary duty.

On August 5, 2009, Brian Killion filed a class action lawsuit against the Company, its directors and certain of its officers in the Superior Court of the State of Connecticut. The lawsuit alleges that the consideration to be paid in the proposed merger between the Company and Prospect Capital is unfair and is the result of an unfair process. The lawsuit further alleges that the Company’s directors and officers breached their fiduciary duty by agreeing to a structure that is designed to deter higher offers from other bidders and for failing to obtain the highest and best price for the Company’s stockholders. In addition, the lawsuit asserts that the Company and Prospect Capital aided and abetted the Company’s officers’ and directors’ breach of fiduciary duty.

At this time, the Company is unable to determine whether an unfavorable outcome from this matter is probable or remote or to estimate the amount or range of potential loss, if any. However, the Company believes that these claims are without merit and intends to vigorously defend against them.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders of
Patriot Capital Funding, Inc.

We have audited the accompanying consolidated balance sheets of Patriot Capital Funding, Inc. (a Delaware Corporation) (the “Company”) including the consolidated schedule of investments, as of December 31, 2008 and 2007, and the related consolidated statements of operations, cash flows, changes in net assets and the financial highlights (included in Note 14) for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Patriot Capital Funding, Inc. as of December 31, 2008 and 2007, and the results of its operations, cash flows, changes in net assets and its financial highlights for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that Patriot Capital Funding, Inc. will continue as a going concern. As discussed in Note 2 to the accompanying consolidated financial statements, the Company is currently negotiating the renewal of the liquidity facility supporting the Company’s second amended and restated securitization revolving credit facility (the “Facility”) which matures on April 11, 2009. In the event that the liquidity facility is not renewed, the terms of the Facility require that all principal, interest and fees collected from the debt investments pledged under the Facility must be used to pay down amounts outstanding under the liquidity facility by April 11, 2011. Because substantially all of the Company’s debt investments are pledged under the Facility, the Company may not have sufficient cash and liquid assets to fund its normal operations. Therefore, the Company may not be able to realize its assets and settle its liabilities in the ordinary course of business. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to this matter are described in Note 2 to the accompanying consolidated financial statements. The accompanying consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 4 to the accompanying consolidated financial statements, in 2008 the Company adopted Statement of Financial Accounting Standards No. 157 — Fair Value Measurements.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Patriot Capital Funding, Inc.’s internal control over financial reporting as of December 31, 2008, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) and our report dated March 13, 2009 expressed an unqualified opinion.

/s/ GRANT THORNTON LLP

New York, New York
March 13, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders of
Patriot Capital Funding, Inc.

We have audited Patriot Capital Funding, Inc.’s (a Delaware Corporation) (the “Company”) internal control over financial reporting as of December 31, 2008, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Patriot Capital Funding, Inc.’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on Patriot Capital Funding, Inc.’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Patriot Capital Funding, Inc. maintained, in all material respects, effective internal control over financial reporting as of December 31, 2008, based on criteria established in Internal Control — Integrated Framework issued by COSO.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets of Patriot Capital Funding, Inc., including the consolidated schedule of investments, as of December 31, 2008 and 2007, and the related consolidated statements of operations, cash flows, changes in net assets and the financial highlights (included in Note 14) for each of the three years in the period ended December 31, 2008 and our report dated March 13, 2009 expressed an unqualified opinion and included explanatory paragraphs regarding the Company’s ability to continue as a going concern and the Company’s adoption of Statement of Financial Accounting Standards No. 157 — Fair Value Measurements.

/s/ GRANT THORNTON LLP

New York, New York
March 13, 2009

PATRIOT CAPITAL FUNDING, INC.

Consolidated Balance Sheets

	December 31,
	2008	2007

ASSETS
Investments at fair value:
Non-control/non-affiliate investments (cost of $269,577,008 — 2008, $294,686,727 — 2007)	$240,486,620	$290,225,759
Affiliate investments (cost of $53,129,533 — 2008, $86,577,905 — 2007)	51,457,082	85,171,605
Control investments (cost of $43,192,484 — 2008, $6,980,389 — 2007)	30,427,046	9,328,389

Total investments	322,370,748	384,725,753
Cash and cash equivalents	6,449,454	789,451
Restricted cash	22,155,073	10,487,202
Interest receivable	1,390,285	1,758,954
Other assets	1,897,086	617,448

TOTAL ASSETS	$354,262,646	$398,378,808

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Borrowings	$162,600,000	$164,900,000
Interest payable	514,125	821,124
Dividends payable	5,253,709	6,814,650
Accounts payable, accrued expenses and other	5,777,642	4,245,350

TOTAL LIABILITIES	174,145,476	176,781,124

STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value, 1,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.01 par value, 49,000,000 shares authorized; 20,827,334 and 20,650,455 shares issued and outstanding at December 31, 2008 and 2007, respectively	208,274	206,504
Paid-in-capital	234,385,063	233,722,593
Accumulated net investment loss	(1,912,061)	(1,912,061)
Distributions in excess of net investment income	(1,758,877)	(2,824,651)
Net realized loss on investments	(4,053,953)	(3,171,365)
Net unrealized depreciation on interest rate swaps	(3,097,384)	(762,365)
Net unrealized depreciation on investments	(43,653,892)	(3,660,971)

TOTAL STOCKHOLDERS’ EQUITY	180,117,170	221,597,684

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$354,262,646	$398,378,808

NET ASSET VALUE PER COMMON SHARE	$8.65	$10.73

See Notes to Consolidated Financial Statements

PATRIOT CAPITAL FUNDING, INC.

Consolidated Statements of Operations

	Year Ended December 31,
	2008	2007	2006

INVESTMENT INCOME
Interest and dividends:
Non-control/non-affiliate investments	$29,261,759	$31,729,397	$25,011,993
Affiliate investments	8,504,451	4,947,294	375,716
Control investments	2,373,877	470,584	—

Total interest and dividend income	40,140,087	37,147,275	25,387,709

Fees:
Non-control/non-affiliate investments	809,113	1,080,929	260,289
Affiliate investments	432,435	93,419	9,887
Control investments	168,065	106,013	—

Total fee income	1,409,613	1,280,361	270,176

Other investment income:
Non-control/non-affiliate investments	300,076	534,901	848,449
Affiliate investments	307,245	—	—
Control investments	142,383	—	—

Total other investment income	749,704	534,901	848,449

Total Investment Income	42,299,404	38,962,537	26,506,334

EXPENSES
Compensation expense	3,973,030	5,410,075	3,877,525
Interest expense	8,158,473	7,421,596	4,332,582
Professional fees	1,635,519	887,021	1,045,613
General and administrative expense	2,807,113	2,498,724	2,229,970

Total Expenses	16,574,135	16,217,416	11,485,690

Net Investment Income	25,725,269	22,745,121	15,020,644

NET REALIZED GAIN AND (LOSS) AND NET UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on investments — non-control/non-affiliate investments	(990,993)	91,601	(3,262,966)
Net realized gain on investments — affiliate investments	458,405	—	—
Net realized loss on investments — control investments	(350,000)	—	—
Net unrealized appreciation (depreciation) on investments — non-control/non-affiliate investments	(22,894,683)	(4,620,406)	3,858,931
Net unrealized depreciation on investments — affiliate investments	(9,613,047)	(1,365,300)	(41,000)
Net unrealized appreciation (depreciation) on investments — control investments	(7,485,191)	2,348,000	—
Net unrealized appreciation (depreciation) on interest rate swaps	(2,335,019)	(775,326)	12,961

Net Realized Gain (Loss) and Net Unrealized Appreciation (Depreciation)	(43,210,528)	(4,321,431)	567,926

NET INCOME (LOSS)	$(17,485,259)	$18,423,690	$15,588,570

Income (loss) per share, basic	$(0.84)	$0.99	$1.10

Income (loss) per share, diluted	$(0.84)	$0.98	$1.10

Weighted average shares outstanding, basic	20,713,540	18,670,904	14,145,200

Weighted average shares outstanding, diluted	20,713,540	18,830,213	14,237,952

See Notes to Consolidated Financial Statements

PATRIOT CAPITAL FUNDING, INC.

Consolidated Statements of Cash Flows

	Year Ended December 31,
	2008	2007	2006

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(17,485,259)	$18,423,690	$15,588,570
Adjustments to reconcile net income (loss) to net cash provided by (used for) operating activities:
Depreciation and amortization	606,606	411,860	456,289
Change in interest receivable	368,669	462,046	(1,353,525)
Net realized loss (gain) on sale of investments	882,588	(91,601)	3,262,966
Unrealized depreciation (appreciation) on investments	39,992,921	3,637,706	(3,817,931)
Unrealized depreciation (appreciation) on interest rate swaps	2,335,019	775,326	(12,961)
Payment-in-kind interest and dividends	(5,452,124)	(3,928,159)	(2,424,927)
Stock based compensation expense	757,783	675,822	505,785
Change in unearned income	(129,458)	986,413	152,200
Change in interest payable	(306,999)	297,415	463,375
Change in other assets	(86,612)	93,868	(9,663)
Change in accounts payable, accrued expenses and other	(1,565,092)	1,076,142	1,024,721

Net cash provided by operating activities	19,918,042	22,820,528	13,834,899

CASH FLOWS FROM INVESTING ACTIVITIES:
Funded investments	(82,342,723)	(200,316,250)	(157,951,595)
Principal repayments on investments	95,018,988	67,332,023	37,627,269
Proceeds from sale of investments	14,384,813	5,466,351	3,642,634
Purchases of furniture and equipment	(6,295)	(47,832)	(269,436)

Net cash provided by (used for) investing activities	27,054,783	(127,565,708)	(116,951,128)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings	110,204,117	188,177,000	353,580,000
Repayments on borrowings	(112,504,117)	(121,657,000)	(276,850,000)
Deferred offering costs	—	—	(159,620)
Net proceeds from sale of common stock	(23,585)	60,517,044	36,652,098
Dividends paid	(26,290,394)	(20,217,670)	(10,885,371)
Decrease (increase) in restricted cash	(11,667,871)	(5,373,396)	2,692,522
Deferred financing costs	(1,030,972)	(122,990)	(73,598)

Net cash provided by (used for) financing activities	(41,312,822)	101,322,988	104,956,031

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	5,660,003	(3,422,192)	1,839,802
CASH AND CASH EQUIVALENTS AT:
Beginning of year	789,451	4,211,643	2,371,841

End of year	$6,449,454	$789,451	$4,211,643

Supplemental information:
Interest paid	$8,465,472	$7,124,181	$3,869,208

Non-cash investing activities:
Conversion of debt to equity	$5,734,567	$—	$—

Non-cash financing activities:
Dividends reinvested in common stock	$1,065,246	$2,212,996	$1,054,090
Dividends declared but not paid	$5,253,709	$6,814,650	$4,904,818

See Notes to Consolidated Financial Statements

PATRIOT CAPITAL FUNDING, INC.

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
	2008	2007	2006

Operations:
Net investment income	$25,725,269	$22,745,121	$15,020,644
Net realized gain (loss) on investments	(882,588)	91,601	(3,262,966)
Net unrealized appreciation (depreciation) on investments	(39,992,921)	(3,637,706)	3,817,931
Net unrealized appreciation (depreciation) on interest rate swaps	(2,335,019)	(775,326)	12,961

Net increase (decrease) in net assets from operations	(17,485,259)	18,423,690	15,588,570

Shareholder transactions:
Distributions to stockholders from net investment income	(25,725,269)	(22,745,121)	(15,020,644)
Tax return of capital	(1,135,204)	(1,592,314)	(2,484,892)
Distributions in excess of net investment income	1,065,774	(3,063)	661,257

Net decrease in net assets from shareholder distributions	(25,794,699)	(24,340,498)	(16,844,279)

Capital share transactions:
Issuance of common stock	(23,585)	60,517,045	36,652,098
Issuance of common stock under dividend reinvestment plan	1,065,246	2,212,996	1,054,090
Stock based compensation	757,783	675,822	505,785

Net increase in net assets from capital share transactions	1,799,444	63,405,863	38,211,973

Total increase (decrease) in net assets	(41,480,514)	57,489,055	36,956,264
Net assets at beginning of period	221,597,684	164,108,629	127,152,365

Net assets at end of period	$180,117,170	$221,597,684	$164,108,629

Net asset value per common share	$8.65	$10.73	$10.37

Common shares outstanding at end of period	20,827,334	20,650,455	15,821,994

See Notes to Consolidated Financial Statements

PATRIOT CAPITAL FUNDING, INC.

Consolidated Schedule of Investments
December 31, 2008

Company(1)	Company
(Industry)	Description	Investment	Principal	Cost	Value

Control investments:
Encore Legal Solutions, Inc.	Legal document management	Junior Secured Term Loan A (6.2%, Due 12/10)(2)(3)	$4,020,456	$4,007,366	$3,537,910
(Printing & Publishing)	services	Junior Secured Term Loan B (9.2%, Due 12/10)(2)(3)	7,390,687	7,355,975	6,492,888
		Common Stock(4)		5,159,567	326,900

Fischbein, LLC (Machinery)	Designer and manufacturer of	Senior Subordinated Debt (16.5%, Due 5/13)(2)(3)	3,492,760	3,471,147	3,540,987
	packaging equipment	Membership Interest — Class A(4)		2,800,000	3,876,000

Nupla Corporation	Manufacturer and marketer of	Revolving Line of Credit (7.3%, Due 9/12)(3)	870,000	856,425	856,425
(Home & Office	professional high-grade	Senior Secured Term Loan A (8.0%, Due 9/12)(3)	5,354,688	5,315,741	5,166,852
Furnishings, Housewares &	fiberglass- handled striking and	Senior Subordinated Debt (15.0%, Due 3/13)(2)(3)	3,123,084	3,102,059	2,192,375
Durable Consumer Products)	digging tools	Preferred Stock — Class A(2)		550,584	15,900
		Preferred Stock — Class B(2)		1,101,001	1,101,500
		Common Stock(4)		80,000	—

Sidump’r Trailer Company, Inc.	Manufacturer of side dump	Revolving Line of Credit (7.3%, Due 1/11)(3)	950,000	934,432	934,432
(Automobile)	trailers	Senior Secured Term Loan A (7.3%, Due 1/11)(3)	2,047,500	2,036,677	2,036,677
		Senior Secured Term Loan B (8.8%, Due 1/11)(3)	2,320,625	2,301,926	—
		Senior Secured Term Loan C (16.5%, Due 7/11)(2)(3)	2,406,374	2,253,829	—
		Senior Secured Term Loan D (7.3%, Due 7/11)	1,700,000	1,700,000	348,200
		Preferred Stock(2)		165,730	—
		Common Stock(4)		25	—

Total Control investments (represents 9.4% of total investments at fair value)				$43,192,484	$30,427,046

Affiliate investments:

Boxercraft Incorporated	Supplier of spiritwear and	Senior Secured Term Loan A (8.0%, Due 9/13)(3)	5,328,125	5,273,766	5,273,766
(Textiles & Leather)	campus apparel	Senior Secured Term Loan B (8.5%, Due 9/13)(3)	5,486,250	5,429,567	5,429,567
		Senior Subordinated Debt (16.8%, Due 3/14)(2)(3)	6,591,375	6,524,347	6,524,347
		Preferred Stock(4)		1,029,722	849,500
		Common Stock(4)		100	—

KTPS Holdings, LLC (Textiles & Leather)	Manufacturer and distributor of	Revolving Line of Credit (5.0%, Due 1/12)(3)	1,000,000	986,840	986,840
	specialty pet products	Senior Secured Term Loan A (5.1%, Due 1/12)(3)	4,996,875	4,950,978	4,951,005
		Senior Secured Term Loan B (12.0%, Due 1/12)(3)	465,000	460,265	460,265
		Junior Secured Term Loan (15.0%, Due 3/12)(2)(3)	4,207,806	4,172,076	4,172,076
		Membership Interest — Class A(4)		730,020	721,200
		Membership Interest — Common(4)		—	—

Smart, LLC(5) (Diversified/	Provider of tuition management	Membership Interest — Class B(4)		1,280,403	311,500
Conglomerate Service)	services	Membership Interest — Class D(4)		290,333	312,000

Sport Helmets Holdings, LLC(5)	Manufacturer of protective	Senior Secured Term Loan A (5.9%, Due 12/13)(3)	4,500,000	4,445,614	4,282,314
(Personal & Nondurable	headgear	Senior Secured Term Loan B (6.4%, Due 12/13)(3)	7,500,000	7,400,148	7,128,048
Consumer Products)		Senior Subordinated Debt - Series A (15.0%, Due 6/14)(2)(3)	7,000,000	6,896,866	6,896,866
		Senior Subordinated Debt - Series B (15.0%, Due 6/14)(2)	1,258,488	1,258,488	1,258,488
		Common Stock(4)		2,000,000	1,899,300

Total Affiliate investments (represents 16.0% of total investments at fair value)				$53,129,533	$51,457,082

Non-control/non-affiliate investments:

ADAPCO, Inc. (Ecological)	Distributor of specialty chemicals	Senior Secured Term Loan A (11.5%, Due 6/11)(3)	$8,103,125	$8,056,102	$8,056,102
	and contract application services	Common Stock(4)		500,000	108,800

Aircraft Fasteners International,	Distributor of fasteners and	Senior Secured Term Loan (4.1%, Due 11/12)(3)	5,528,000	5,446,932	5,208,632
LLC (Machinery)	related hardware for use in	Junior Secured Term Loan (14.0%, Due 5/13)(2)(3)	5,306,249	5,242,761	5,242,761
	aerospace, electronics and	Convertible Preferred Stock(2)		273,397	503,600
	defense industries

Allied Defense Group, Inc.	Diversified defense	Common Stock(4)		463,168	173,600
(Aerospace & Defense)	company

Arrowhead General Insurance	Insurance agency and	Junior Secured Term Loan (7.7%, Due 2/13)(3)	5,000,000	5,000,000	4,048,200
Agency, Inc.(6) (Insurance)	program specialist

Aylward Enterprises, LLC(5)	Manufacturer of packaging	Revolving Line of Credit (10.0%, Due 2/12)(3)	$3,700,000	$3,647,158	$3,647,158
(Machinery)	equipment	Senior Secured Term Loan A (11.6%, Due 2/12)(3)	8,085,938	7,999,958	3,572,320
		Senior Subordinated Debt (22.0%, Due 8/12)(2)	7,328,591	6,747,301	—
		Subordinated Member Note (8.0%, Due 2/13)(2)	151,527	148,491	—
		Membership Interest(4)		1,250,000	—

Borga, Inc. (Mining, Steel, Iron &	Manufacturer of pre-fabricated	Revolving Line of Credit (4.9%, Due 5/10)(3)	800,000	793,950	793,950
Nonprecious Metals)	metal building systems	Senior Secured Term Loan A (5.4%, Due 5/09)(3)	328,116	325,903	325,903
		Senior Secured Term Loan B (8.4%, Due 5/10)(3)	1,635,341	1,617,095	1,617,095
		Senior Secured Term Loan C (16.0%, Due 5/10)(2)(3)	8,117,266	8,074,916	8,074,916
		Common Stock Warrants(4)		14,805	—

Caleel + Hayden, LLC(5)	Provider of proprietary branded	Junior Secured Term Loan B (4.7%, Due 11/11)(3)	10,771,562	10,668,072	10,668,072

(Personal & Nondurable	professional skincare and	Senior Subordinated Debt (14.5%, Due 11/12)(3)	6,250,000	6,190,008	6,252,608
Consumer Products)	cosmetic products to physicians	Common Stock(4)		750,000	862,100
	and spa communities

CDW Corporation(6)	Direct marketer of computer and	Senior Secured Term Loan (6.7%, Due 10/14)	2,000,000	1,780,924	920,000
(Electronics)	peripheral equipment

PATRIOT CAPITAL FUNDING, INC.

Consolidated Schedule of Investments — (Continued)

Company(1)	Company
(Industry)	Description	Investment	Principal	Cost	Value

CS Operating, LLC(5)	Provider of maintenance, repair	Revolving Line of Credit (6.8%, Due 1/13)(3)	200,000	194,564	194,564
(Buildings & Real Estate)	and replacement of HVAC,	Senior Secured Term Loan A (6.6%, Due 7/12)(3)	1,855,064	1,832,122	1,832,122
	electrical, plumbing, and foundation repair	Senior Subordinated Debt (16.5%, Due 1/13)(2)(3)	2,616,863	2,586,496	2,586,496

Copernicus Group (Healthcare,	Provider of clinical trial review	Revolving Line of Credit (8.8%, Due 10/13)(3)	150,000	130,753	130,753
Education & Childcare)	services	Senior Secured Term Loan A (9.0%, Due 10/13)(3)	8,043,750	7,917,470	7,917,470
		Senior Subordinated Debt (16.0%, Due 4/14)(3)	12,112,000	11,926,408	11,926,408
		Preferred Stock — Series A		1,000,000	1,033,000

Copperhead Chemical	Manufacturer of bulk	Senior Subordinated Debt (21.0%, Due 1/13)(2)(3)	3,693,195	3,664,655	3,664,655
Company, Inc. (Chemicals, Plastics & Rubber)	pharmaceuticals

Custom Direct, Inc.(6)	Direct marketer of checks and	Senior Secured Term Loan (4.2%, Due 12/13)(3)	1,847,386	1,603,118	1,330,100
(Printing & Publishing)	other financial products and	Junior Secured Term Loan (7.5%, Due 12/14)(3)	2,000,000	2,000,000	880,000
	services

Dover Saddlery, Inc.	Equestrian products	Common Stock(4)		148,200	41,500
(Retail Stores)	catalog retailer

Employbridge Holding	A provider of	Junior Secured Term Loan (10.4%, Due 10/13)(3)	3,000,000	3,000,000	1,050,000
Company(5)(6) (Personal, Food & Miscellaneous Services)	specialized staffing services

EXL Acquisition Corp.	Manufacturer of lab testing	Senior Secured Term Loan A (6.6%, Due 3/11)(3)	3,278,998	3,258,757	3,072,159
(Electronics)	supplies	Senior Secured Term Loan B (6.9%, Due 3/12)(3)	4,499,911	4,452,650	4,196,539
		Senior Secured Term Loan C (7.4%, Due 3/12)(3)	2,775,439	2,737,602	2,579,563
		Senior Secured Term Loan D (15.0%, Due 3/12)(3)	6,557,997	6,501,063	6,501,063
		Common Stock — Class A(4)		2,475	269,000
		Common Stock — Class B(2)		279,222	281,900

Fairchild Industrial Products, Co.	Manufacturer of industrial	Senior Secured Term Loan A (5.8%, Due 7/10)(3)	1,690,402	1,678,459	1,652,157
(Electronics)	controls and power transmission	Senior Secured Term Loan B (7.7%, Due 1/11)(3)	4,477,500	4,448,975	4,379,475
	products	Senior Subordinated Debt (14.8%, Due 7/11)(3)	5,460,000	5,418,066	5,418,066
		Preferred Stock — Class A(2)		353,573	353,573
		Common Stock — Class B(4)		121,598	410,000

Hudson Products Holdings, Inc.(6)	Manufactures and designs	Senior Secured Term Loan (8.0%, Due 8/15)(3)	7,481,250	7,265,876	6,433,900
(Mining, Steel, Iron & Nonprecious Metals)	air-cooled heat exchanger equipment

Impact Products, LLC	Distributor of janitorial supplies	Junior Secured Term Loan (7.0%, Due 9/12)(3)	8,893,750	8,839,775	8,418,625
(Machinery)		Senior Subordinated Debt (15.0%, Due 9/12)(3)	5,547,993	5,517,791	5,517,791

Keltner Enterprises, LLC(5) (Oil & Gas)	Distributor of automotive oils, chemicals and parts	Senior Subordinated Debt (14.0%, Due 12/11)(3)	3,850,000	3,840,677	3,840,677

Label Corp Holdings, Inc.(6)	Manufacturer of prime labels	Senior Secured Term Loan (8.0%, Due 8/14)(3)	6,483,750	6,176,385	5,592,200
(Printing & Publishing)

L.A. Spas, Inc. (Chemicals,	Manufacturer of above ground	Revolving Line of Credit (8.8%, Due 12/09)(3)	1,000,000	990,794	990,794
Plastics & Rubber)	spas	Senior Secured Term Loan (8.8%, Due 12/09)(3)	4,165,430	4,092,364	4,092,364
		Senior Subordinated Debt (17.5%, Due 1/10)(2)(3)	8,011,600	7,907,534	599,193
		Common Stock(4)		100	—
		Common Stock Warrants(4)		3,963	—

LHC Holdings Corp. (Healthcare,	Provider of home healthcare	Senior Secured Term Loan A (4.5%, Due 11/12)(3)	4,100,403	4,057,774	3,927,171
Education & Childcare)	services	Senior Subordinated Debt (14.5%, Due 5/13)(3)	4,565,000	4,517,936	4,517,936
		Membership Interest(4)		125,000	159,500

Mac & Massey Holdings, LLC	Broker and distributor of	Senior Subordinated Debt (16.5%, Due 2/13)(2)(3)	7,942,142	7,913,369	7,913,369
(Grocery)	ingredients to manufacturers of	Common Stock(4)		242,820	365,200
	food products

Northwestern Management	Provider of dental services	Senior Secured Term Loan A (4.5%, Due 12/12)(3)	5,580,000	5,531,693	5,531,693
Services, LLC (Healthcare,		Senior Secured Term Loan B (5.0%, Due 12/12)(3)	1,237,500	1,226,436	1,226,436
Education & Childcare)		Junior Secured Term Loan (15.0%, Due 6/13)(2)(3)	2,839,310	2,815,535	2,815,535
		Common Stock(4)		500,000	315,200

Prince Mineral Company, Inc.	Manufacturer of pigments	Junior Secured Term Loan (5.5%, Due 12/12)(3)	11,275,000	11,131,129	10,750,129
(Metals & Minerals)		Senior Subordinated Debt (14.0%, Due 7/13)(2)(3)	12,034,071	11,918,351	11,703,780

Quartermaster, Inc. (Retail Stores)	Retailer of uniforms and tactical	Revolving Line of Credit (6.7%, Due 12/10)(3)	1,750,000	1,731,275	1,731,275
	equipment to law enforcement	Senior Secured Term Loan A (6.8%, Due 12/10)(3)	3,225,250	3,197,369	3,197,369
	and security professionals	Senior Secured Term Loan B (8.1%, Due 12/10)(3)	2,543,750	2,526,377	2,526,377
		Senior Secured Term Loan C (15.0%, Due 12/11)(2)(3)	3,399,818	3,375,763	3,375,763

R-O-M Corporation (Automobile)	Manufacturer of doors, ramps and	Senior Secured Term Loan A (3.4%, Due 2/13)(3)	6,640,000	6,582,627	6,266,127
	bulk heads for fire trucks and	Senior Secured Term Loan B (4.9%, Due 5/13)(3)	8,379,000	8,290,058	7,890,766
	food transportation	Senior Subordinated Debt (15.0%, Due 8/13)(3)	9,100,000	9,011,070	9,011,070

Total Non-control/non-affiliate investments (represents 74.6% of total investments at fair value)				$269,577,008	$240,486,620

Total Investments				$365,899,025	$322,370,748

PATRIOT CAPITAL FUNDING, INC.

Consolidated Schedule of Investments — (Continued)

(1)	Affiliate investments are generally defined under the Investment Company Act of 1940, as amended (the “1940 Act”), as companies in which the Company owns at least 5% but not more than 25% of the voting securities of the company. Control investments are generally defined under the 1940 Act as companies in which the Company owns more than 25% of the voting securities of the company or has greater than 50% representation on its board.

(2)	Amount includes payment-in-kind (PIK) interest or dividends.

(3)	Pledged as collateral under the Company’s Securitization Facility. See Note 6 to Consolidated Financial Statements.

(4)	Non-income producing.

(5)	Some of the investments listed are issued by an affiliate of the listed portfolio company.

(6)	Syndicated investment which has been originated by another financial institution and broadly distributed.

See Notes to Consolidated Financial Statements

PATRIOT CAPITAL FUNDING, INC.

Consolidated Schedule of Investments
December 31, 2007

Company(1)	Company
(Industry)	Description	Investment	Principal	Cost	Value

Control investments:

Fischbein, LLC (Machinery)	Designer and manufacturer of	Senior Subordinated Debt (16.5%, Due 5/13)(2)(3)	$4,211,988	$4,180,389	$4,180,389
	packaging equipment	Membership Interest — Class A(4)		2,800,000	5,148,000

Total Control investments (represents 2.4% of total investments at fair value)				$6,980,389	$9,328,389

Affiliate investments:

Aylward Enterprises, LLC(5)	Manufacturer of packaging	Revolving Line of Credit (8.7%, Due 2/12)(3)	$3,700,000	$3,630,012	$3,630,012
(Machinery)	equipment	Senior Secured Term Loan A (9.5%, Due 2/12)(3)	8,292,188	8,162,724	8,162,724
		Senior Subordinated Debt (14.5%, Due 8/12)(2)	6,424,702	6,335,464	6,335,464
		Membership Interest(4)		1,250,000	—

KTPS Holdings, LLC (Textiles &	Manufacturer and distributor of	Revolving Line of Credit (8.2%, Due 1/12)(3)	300,000	282,562	282,562
Leather)	specialty pet products	Senior Secured Term Loan A (8.4%, Due 1/12)(3)	6,012,500	5,941,886	5,941,886
		Senior Secured Term Loan B (12.0%, Due 1/12)(3)	1,985,000	1,960,952	1,960,952
		Junior Secured Term Loan (15.0%, Due 3/12)(2)(3)	4,081,878	4,035,122	4,035,122
		Membership Interest — Class A(4)		730,020	769,000
		Membership Interest — Common(4)		19,980	87,900

Nupla Corporation (Home &	Manufacturer and marketer of	Revolving Line of Credit (9.5%, Due 9/12)(3)	550,000	532,725	532,725
Office Furnishings,	professional high-grade	Senior Secured Term Loan A (8.8%, Due 9/12)(3)	5,678,125	5,628,411	5,628,411
Housewares & Durable	fiberglass- handled striking and	Senior Subordinated Debt (14.0%, Due 3/13)(2)	3,019,688	2,993,614	2,993,614
Consumer Products)	digging tools	Preferred Stock(2)		493,427	493,427
		Common Stock(4)		25,000	38,300

Smart, LLC(5)	Provider of tuition	Revolving Line of Credit (12.3%, Due 8/11)(3)	870,000	822,799	822,799
(Diversified/Conglomerate	management services	Senior Secured Term Loan A (12.3%, Due 8/11)(3)	3,862,500	3,817,733	3,817,733
Service)		Senior Secured Term Loan B (19.0%, Due 2/12)(2)(3)	3,668,965	3,626,308	3,626,308
		Convertible Subordinated Note (22.0%, Due 8/12)	250,000	250,000	250,000
		Membership Interest — Class B(4)		1,000,000	729,100

Sport Helmets Holdings, LLC(5)	Manufacturer of protective	Senior Secured Term Loan A (9.0%, Due 12/13)	4,500,000	4,431,440	4,431,440
(Personal & Nondurable	headgear	Senior Secured Term Loan B (9.5%, Due 12/13)	7,500,000	7,385,336	7,385,336
Consumer Products)		Senior Subordinated Debt (15.0%, Due 6/14)(2)	8,011,333	7,889,250	7,889,250
		Common Stock(4)		2,000,000	1,901,500

Vince & Associates Clinical	Provider of clinical testing	Senior Secured Term Loan (10.0%, Due 11/12)(2)(3)	7,500,000	7,391,657	7,391,657
Research, Inc. (Healthcare,	services	Senior Subordinated Debt (15.0%, Due 5/13)(2)	5,521,561	5,441,483	5,441,483
Education & Childcare)		Convertible Preferred Stock(4)		500,000	592,900

Total Affiliate investments (represents 22.1% of total investments at fair value)				$86,577,905	$85,171,605

Non-control/non-affiliate investments:

ADAPCO, Inc. (Ecological)	Distributor of specialty chemicals	Revolving Line of Credit (9.0%, Due 7/11)(3)	$2,200,000	$2,177,697	$2,177,697
	and contract application services	Senior Secured Term Loan A (10.5%, Due 6/11)(3)	13,016,250	12,916,093	12,216,143
		Common Stock(4)		500,000	—

Aircraft Fasteners International,	Distributor of fasteners and	Senior Secured Term Loan (8.3%, Due 11/12)(3)	6,800,000	6,697,869	6,697,869
LLC (Machinery)	related hardware for use in	Junior Secured Term Loan (14.0%, Due 5/13)(2)(3)	5,200,000	5,121,815	5,121,815
	aerospace, electronics and defense industries	Convertible Preferred Stock(2)		253,342	341,800

Allied Defense Group, Inc. (Aerospace & Defense)	Diversified defense company	Common Stock(4)		463,168	161,600

Arrowhead General Insurance Agency, Inc.(6) (Insurance)	Insurance agency and program specialist	Junior Secured Term Loan (12.1%, Due 2/13)(3)	5,000,000	5,000,000	4,500,000

Borga, Inc. (Mining, Steel, Iron &	Manufacturer of pre-fabricated	Senior Secured Term Loan A (8.8%, Due 3/09)(3)	1,321,000	1,309,581	1,309,581
Nonprecious Metals)	metal building systems	Senior Secured Term Loan B (11.8%, Due 5/10)(3)	1,785,250	1,755,679	1,755,679
		Senior Secured Term Loan C (16.0%, Due 5/10)(2)(3)	7,794,323	7,720,404	7,720,404
		Common Stock Warrants(4)		10,746	—

Caleel + Hayden, LLC(5)	Provider of proprietary branded	Junior Secured Term Loan B (9.6%, Due 11/11)(3)	10,879,062	10,745,564	10,745,564
(Personal & Nondurable	professional skincare and	Senior Subordinated Debt (14.5%, Due 11/12)(3)	6,250,000	6,174,425	6,174,425
Consumer Products)	cosmetic products to physicians	Common Stock(4)		750,000	1,058,600
	and spa communities

Cheeseworks, Inc. (Grocery)	Distributor of specialty cheese	Revolving Line of Credit (7.6%, Due 6/11)(3)	5,080,219	4,984,386	4,984,386
	and food products	Senior Secured Term Loan (10.7%, Due 6/11)(3)	10,648,560	10,512,576	10,512,576

CS Operating, LLC(5)	Provider of maintenance, repair	Senior Secured Term Loan A (9.1%, Due 7/12)(3)	2,325,000	2,290,500	2,290,500
(Buildings & Real Estate)	and replacement of HVAC,	Senior Subordinated Debt (14.5%, Due 1/13)(2)(3)	2,527,328	2,490,326	2,490,326
	electrical, plumbing, and foundation repair

Copperhead Chemical	Manufacturer of bulk	Senior Subordinated Debt (15.3%, Due 1/13)(2)(3)	3,540,943	3,505,378	3,505,378
Company, Inc. (Chemicals, Plastics & Rubber)	pharmaceuticals
Custom Direct, Inc.(6)	Direct marketer of checks and	Junior Secured Term Loan (10.8%, Due 12/14)(3)	2,000,000	2,000,000	1,750,000
(Printing & Publishing)	other financial products and
	services

Dover Saddlery, Inc.	Equestrian products catalog	Common Stock(4)		148,200	129,200
(Retail Stores)	retailer

PATRIOT CAPITAL FUNDING, INC.

Consolidated Schedule of Investments — (Continued)

Company(1)	Company
(Industry)	Description	Investment	Principal	Cost	Value

Eight O’Clock Coffee	Manufacturer, distributor, and	Junior Secured Term Loan (11.4%, Due 7/13)(3)	9,000,000	9,000,000	9,000,000
Company(6) (Beverage, Food & Tobacco)	marketer of coffee

Employbridge Holding	A provider of specialized staffing	Junior Secured Term Loan (11.8%, Due 10/13)(3)	3,000,000	3,000,000	2,910,000
Company(5)(6) (Personal,	services
Food & Miscellaneous Services)

Encore Legal Solutions, Inc.	Legal document management	Junior Secured Term Loan A (10.7%, Due 6/10)(2)(3)	3,949,437	3,925,802	3,925,802
(Printing & Publishing)	services	Junior Secured Term Loan B (10.8%, Due 6/10)(2)(3)	7,193,143	7,138,192	7,138,192
		Senior Subordinated Debt (15.0%, Due 6/10)(2)(3)	5,926,861	5,889,187	3,489,226
		Common Stock Warrants(4)		219,791	—

EXL Acquisition Corp.	Manufacturer of lab testing	Senior Secured Term Loan A (8.4%, Due 3/11)(3)	4,800,000	4,761,933	4,761,933
(Electronics)	supplies	Senior Secured Term Loan B (8.9%, Due 3/12)(3)	4,851,840	4,792,326	4,792,326
		Senior Secured Term Loan C (9.4%, Due 3/12)(3)	2,992,500	2,944,981	2,944,981
		Senior Secured Term Loan D (15.0%, Due 3/12)(3)	7,000,000	6,925,241	6,925,241
		Common Stock — Class A(4)		2,475	123,900
		Common Stock — Class B(2)		254,057	255,325

Fairchild Industrial Products, Co.	Manufacturer of industrial	Senior Secured Term Loan A (8.3%, Due 7/10)(3)	5,580,000	5,531,331	5,531,331
(Electronics)	controls and power transmission	Senior Secured Term Loan B (10.0%, Due 7/11)(3)	9,325,000	9,239,973	9,239,973
	products	Senior Subordinated Debt (14.8%, Due 7/11)	5,460,000	5,401,721	5,401,721
		Preferred Stock — Class A(2)		327,879	327,879
		Common Stock — Class B(4)		121,598	293,200

Impact Products, LLC	Distributor of janitorial supplies	Junior Secured Term Loan (9.5%, Due 9/12)(3)	8,968,750	8,903,106	8,903,106
(Machinery)		Senior Subordinated Debt (13.5%, Due 9/12)(2)(3)	5,547,996	5,509,594	5,509,594

Innovative Concepts in	Manufacturer of coin operated	Junior Secured Term Loan A (9.0%, Due 2/11)(3)	4,312,500	4,292,854	4,292,854
Entertainment, Inc.	games	Junior Secured Term Loan B (9.5%, Due 2/11)(3)	3,537,000	3,519,896	3,519,896
(Personal & Nondurable		Junior Secured Term Loan C (13.0%, Due 8/11)(3)	3,900,000	3,881,940	3,881,940
Consumer Products)

Keltner Enterprises, LLC(5)	Distributor of automotive oils,	Senior Subordinated Debt (14.0%, Due 12/11)(3)	3,850,000	3,837,555	3,837,555
(Oil & Gas)	chemicals and parts

L.A. Spas, Inc. (Chemicals,	Manufacturer of above ground	Senior Subordinated Debt (15.5%, Due 1/10)(2)(3)	7,271,249	7,225,464	7,225,464
Plastics & Rubber)	spas	Common Stock Warrants(4)		3,009	—

LHC Holdings Corp. (Healthcare,	Provider of home healthcare	Revolving Line of Credit (8.8%, Due 11/12)(3)	300,000	287,369	287,369
Education & Childcare)	services	Senior Secured Term Loan A (8.8%, Due 11/12)(3)	5,100,000	5,035,888	5,035,888
		Senior Subordinated Debt (14.5%, Due 5/13)	4,565,000	4,507,250	4,507,250
		Membership Interest(4)		125,000	120,500

Mac & Massey Holdings, LLC	Broker and distributor of	Senior Subordinated Debt (16.5%, Due 2/13)(2)	7,438,280	7,402,496	7,402,496
(Grocery)	ingredients to manufacturers of	Common Stock(4)		250,000	388,200
	food products

Metrologic Instruments, Inc.(6)	Manufacturer of imaging and	Senior Secured Term Loan (7.8%, Due 4/14)(3)	992,500	992,500	942,900
(Electronics)	scanning equipment	Junior Secured Term Loan (11.1%, Due 12/15)	1,000,000	1,000,000	930,000

Nice-Pak Products, Inc.(6)	Manufacturer of pre-moistened	Senior Secured Term Loan (8.5%, Due 6/14)(3)	2,985,000	2,985,000	2,895,500
(Containers, Packaging & Glass)	wipes

Northwestern Management	Provider of dental services	Senior Secured Term Loan A (8.9%, Due 12/12)(3)	6,000,000	5,936,612	5,936,612
Services, LLC (Healthcare,		Senior Secured Term Loan B (9.4%, Due 12/12)(3)	1,250,000	1,236,744	1,236,744
Education & Childcare)		Junior Secured Term Loan (15.0%, Due 6/13)(2)	2,754,125	2,724,995	2,724,995
		Common Stock(4)		500,000	504,400

Prince Mineral Company, Inc.	Manufacturer of pigments	Junior Secured Term Loan (9.9%, Due 12/12)(3)	11,375,000	11,203,941	11,203,941
(Metals & Minerals)		Senior Subordinated Debt (14.0%, Due 7/13)(2)(3)	11,913,159	11,768,249	11,768,249

Quartermaster, Inc. (Retail Stores)	Retailer of uniforms and tactical	Revolving Line of Credit (9.5%, Due 12/10)(3)	500,000	471,887	471,887
	equipment to law enforcement	Senior Secured Term Loan A (9.4%, Due 12/10)(3)	4,276,250	4,228,116	4,228,116
	and security professionals	Senior Secured Term Loan B (10.6%, Due 12/10)(3)	2,568,750	2,542,846	2,542,846
		Senior Secured Term Loan C (15.0%, Due 12/11)(2)(3)	3,298,069	3,265,862	3,265,862

R-O-M Corporation (Automobile)	Manufacturer of doors, ramps and	Senior Secured Term Loan A (8.0%, Due 2/13)(3)	7,440,000	7,359,023	7,359,023
	bulk heads for fire trucks and	Senior Secured Term Loan B (9.3%, Due 5/13)(3)	8,464,500	8,359,596	8,359,596
	food transportation	Senior Subordinated Debt (15.0%, Due 8/13)(2)	9,100,000	8,991,761	8,991,761

Sidump’r Trailer Company, Inc.	Manufacturer of side dump	Revolving Line of Credit (9.8%, Due 1/11)(3)	1,675,000	1,651,732	1,651,732
(Automobile)	trailers	Senior Secured Term Loan A (8.5%, Due 1/11)(3)	2,047,500	2,028,320	2,028,320
		Senior Secured Term Loan B (11.5%, Due 1/11)(3)	2,320,625	2,294,336	2,294,336
		Senior Secured Term Loan C (15.0%, Due 7/11)(2)(3)	3,230,074	3,197,254	3,197,254
		Senior Subordinated Debt (12.0%, Due 1/12)(3)	75,000	75,000	75,000
		Preferred Stock(2)		87,271	—
		Common Stock(4)		25	—

Total Non-control/non-affiliate investments (represents 75.5% of total investments at fair value)				$294,686,727	$290,225,759

Total Investments				$388,245,021	$384,725,753

(1)	Affiliate investments are generally defined under the Investment Company Act of 1940, as amended (the “1940 Act”), as companies in which the Company owns at least 5% but not more than 25% of the voting securities of the company. Control investments are generally defined under the 1940 Act as companies in

PATRIOT CAPITAL FUNDING, INC.

Consolidated Schedule of Investments — (Continued)

which the Company owns more than 25% of the voting securities of the company or has greater than 50% representation on its board.

(2)	Amount includes payment-in-kind (PIK) interest or dividends.

(3)	Pledged as collateral under the Company’s Securitization Facility. See Note 6 to Consolidated Financial Statements.

(4)	Non-income producing.

(5)	Some of the investments listed are issued by an affiliate of the listed portfolio company.

(6)	Syndicated investment which has been originated by another financial institution and broadly distributed.

See Notes to Consolidated Financial Statements

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements

Note 1.	Organization

Patriot Capital Funding, Inc. (the “Company”) is a specialty finance company that provides customized financing solutions to small- to mid-sized companies. The Company typically invests in companies with annual revenues between $10 million and $100 million, and companies which operate in diverse industry sectors. Investments usually take the form of senior secured loans, junior secured loans and subordinated debt investments — which may contain equity or equity-related instruments. The Company also offers “one-stop” financing, which typically includes a revolving credit line, one or more senior secured term loans and a subordinated debt investment.

The Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company has also previously elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

Note 2.	Going Concern

A fundamental principle of the preparation of financial statements in accordance with accounting principles generally accepted in the United States is the assumption that an entity will continue in existence as a going concern, which contemplates continuity of operations and the realization of assets and settlement of liabilities occurring in the ordinary course of business. This principle is applicable to all entities except for entities in liquidation or entities for which liquidation appears imminent. In accordance with this requirement, the Company’s policy is to prepare its consolidated financial statements on a going concern basis unless it intends to liquidate or has no other alternative but to liquidate. On April 11, 2009, the liquidity facility supporting the Company’s second amended and restated securitization revolving credit facility will expire if not renewed prior to such time. The Company is currently negotiating the renewal of the liquidity facility with certain liquidity banks. In the event that the liquidity banks do not renew the liquidity facility, the terms of the second amended and restated securitization revolving credit facility require that all principal, interest and fees collected from the debt investments pledged under the facility must be used to pay down amounts outstanding under the facility by April 11, 2011.

Because substantially all of the Company’s debt investments are pledged under the second amended and restated securitization revolving credit facility, the Company cannot provide any assurance that it would have sufficient cash and liquid assets to fund normal operations and dividend distributions to stockholders during the period of time when it is required to repay amounts outstanding under the second amended and restated securitization revolving credit facility when such amounts became due. As a result, the Company may be required to severely limit or otherwise cease making distributions to its stockholders and curtail or cease new investment activities. In addition, the Company may be required to sell a portion of its investments to satisfy its obligation to repay such outstanding principal amount prior to April 11, 2011 and its ability to continue as a going concern may be impacted. The Company’s consolidated financial statements do not reflect any adjustments that might result from the outcome of this uncertainty.

If the liquidity facility is not renewed, the Company believes that it may be able to negotiate an arrangement with the lenders of the second amended and restated securitization revolving credit facility for repayment terms that do not require the Company to use all principal, interest and fees collected from the debt investments secured by the facility to pay down amounts outstanding thereunder, however, the Company cannot provide any assurance that it will be able to do so. As a result, if the Company was unable to (i) renew the liquidity facility supporting the Company’s second amended and restated securitization revolving credit facility or (ii) negotiate an arrangement with the lenders of the second amended and restated securitization revolving credit facility for repayment terms that do not require the Company to use all principal, interest and fees collected from the debt investments secured by the facility to pay down amounts outstanding thereunder there would be a significant adverse impact on the Company’s financial position and operating results.

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

Note 3.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements reflect the consolidated accounts of the Company and its special purpose financing subsidiary, Patriot Capital Funding, LLC I, (see Note 6) with all significant intercompany balances eliminated. The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant estimates related to the valuation of the Company’s investments. Actual results may differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash equivalents are carried at cost which approximates fair value.

Restricted Cash

Restricted cash at December 31, 2008 and 2007, consisted of cash held in an operating and money market account, pursuant to the Company’s agreement with its lender.

Concentration of Credit Risk

The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investment Valuation

Investments are recorded at fair value with changes in value reflected in operations in unrealized appreciation (depreciation) of investments. Effective January 1, 2008, the Company adopted Statement of Financial Standards No. 157 — Fair Value Measurements, or SFAS 157. Under SFAS 157, we principally utilize the market approach to estimate the fair value of our equity investments where there is not a readily available market and we also utilize the income approach to estimate the fair value of our debt investments where there is not a readily available market. Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flows, net income, revenues, or in limited cases, book value.

Under the income approach, we generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business. We also use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

Duff & Phelps, LLC, an independent valuation firm (“Duff & Phelps”), provided third party valuation consulting services to the Company which consisted of certain limited procedures that the Company engaged them to perform. At December 31, 2008 and 2007, the Company asked Duff & Phelps to perform the limited procedures on certain investments in its portfolio. The Company’s Board of Directors is solely responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process.

Property, Equipment and Leasehold Improvements

Property, equipment and leasehold improvements are included in other assets and are carried at cost and are depreciated using the straight-line method over the estimated useful lives of the related assets up to five years and over the shorter of the economic life or the term of the lease for leasehold improvements.

	2008	2007

Beginning PIK balance	$4,714,356	$2,891,565
PIK interest and dividends earned during the year	5,452,124	3,928,159
PIK conversion to equity	(1,519,567)	—
Payments received during the year	(2,041,719)	(2,105,368)

Ending PIK balance	$6,605,194	$4,714,356

To qualify for the federal income tax benefits applicable to RICs (see Accounting Policy Note on Federal Income Taxes), this non-cash source of income is included in the income that must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash relating to such income.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Investments

Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the valuation of the investments and the cost basis of the investments.

Stock Compensation Plans

The Company has stock-based employee compensation plans, see Note 7. The Company accounts for its stock-based compensation under Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-Based Payment.” The Company is required to record compensation expense for all awards granted. The fair value of each stock option granted is estimated on the date of grant using the Black-Scholes option pricing model.

Federal Income Taxes

The Company has elected to be treated as a RIC under the Code. The Company’s RIC tax year was initially filed on a July 31 basis. The Company’s policy is to comply with the requirements of the Code that are applicable to RICs and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income tax provision is included in the accompanying financial statements. On February 11, 2008, the Company was granted permission by the Internal Revenue Service to change its RIC tax year from July 31, to December 31, effective on December 31, 2007. Accordingly, the Company prepared a short period tax

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

return from August 1, 2007 through December 31, 2007, and will file on a calendar year basis for 2008 and thereafter (see Note 13. Income Taxes).

Dividends Paid

Distributions to stockholders are recorded on the declaration date. The Company is required to pay out to its shareholders at least 90% of its net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. It is the policy of the Company to pay out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors and is based on the annual earnings estimated by the management of the Company. At its year-end the Company may pay a bonus dividend, in addition to the other dividends, to ensure that it has paid out at least 90% of its net ordinary income and net realized short-term capital gains in excess of net realized long-term capital losses for the year.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized capital gains, respectively. To the extent that they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of paid-in capital (i.e., return of capital). The Company determined that $1.1 million of distributions represented a return of capital for tax purposes for the tax year ended December 31, 2008. In addition, the Company also determined that $1.3 million and $335,000, respectively of distributions represented a return of capital for tax purposes for the tax period August 1, 2007 to December 31, 2007 and for the fiscal tax year ended July 31, 2007, respectively. As more fully discussed in Note 13, such return of capital distributions was determined by the Company’s tax earnings and profits during such periods.

Recent Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” (“SFAS 161”). SFAS 161 requires specific disclosures regarding the location and amounts of derivative instruments in the Company’s financial statements; how derivative instruments and related hedged items are accounted for; and how derivative instruments and related hedged items affect the Company’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Early application is permitted. Because SFAS 161 impacts the Company’s disclosure and not its accounting treatment for derivative instruments and related hedged items, the Company’s adoption of SFAS 161 is not expected to impact the results of operations or financial condition.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current year presentation.

Note 4.	Investments

Effective January 1, 2008, upon adoption of SFAS 157, the Company changed its presentation for all periods presented to net unearned fees against the associated debt investments. Prior to the adoption of SFAS 157, the Company reported unearned fees as a single line item on the Consolidated Balance Sheets and Consolidated Schedule of Investments. This change in presentation had no impact on the overall net cost or fair value of the Company’s investment portfolio and had no impact on the Company’s financial position or results of operations. In October 2008, FASB Staff Position 157-3, “Determining the Fair Value of a Financial Asset in a Market That is Not Active” (FSP 157-3”) was issued, which clarifies the application of SFAS 157

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

in an inactive market and provides an illustrative example to demonstrate how the fair value of a financial asset is determined when the market for that financial asset is not active. The guidance provided by FSP 157-3 is consistent with the Company’s approach to valuing financial assets for which there are no active markets.

At December 31, 2008 and 2007, investments consisted of the following:

	December 31, 2008		December 31, 2007
	Cost	Fair Value	Cost	Fair Value

Investments in debt securities	$344,683,219	$308,079,975	$375,410,033	$371,261,022
Investments in equity securities	21,215,806	14,290,773	12,834,988	13,464,731

Total	$365,899,025	$322,370,748	$388,245,021	$384,725,753

At December 31, 2008 and 2007, $123.5 million and $138.0 million, respectively, of the Company’s portfolio investments at fair value were at fixed rates, which represented approximately 38% and 36%, respectively, of the Company’s total portfolio of investments at fair value. The Company generally structures its subordinated debt at fixed rates, although many of its senior secured and junior secured loans are, and will be, at variable rates determined on the basis of a benchmark LIBOR or prime rate. The Company’s loans generally have stated maturities ranging from 4 to 7.5 years.

At December 31, 2008 and 2007, the Company had equity investments and warrant positions designed to provide the Company with an opportunity for an enhanced internal rate of return. These instruments generally do not produce a current return, but are held for potential investment appreciation and capital gains.

During the year ended December 31, 2008, the Company realized a net loss of $883,000 principally from the sale of two syndicated debt investments and the cancellation of warrants which it had previously written down to zero, which were partially offset by the sale of an equity investment. During the year ended December 31, 2007, the Company realized gains of $92,000, on the sale of portfolio investments. During the year ended December 31, 2006, the Company realized losses of $3.3 million, on the sale of portfolio investments. During the years ended December 31, 2008 and 2007, the Company recorded unrealized depreciation on investments of $40.0 million and $3.6 million, respectively, and during the year ended December 31, 2006, the Company recorded unrealized appreciation on investments of $3.8 million.

The composition of the Company’s investments as of December 31, 2008 and 2007 at cost and fair value was as follows:

	December 31, 2008				December 31, 2007
	Cost	%(1)	Fair Value	%(1)	Cost	%(1)	Fair Value	%(1)

Senior Secured Debt	$171,889,470	47.0%	$156,638,667	48.6%	$190,048,200	49.0%	$189,209,150	49.2%
Junior Secured Debt	64,232,689	17.5	58,076,196	18.0	85,493,227	22.0	84,583,227	22.0
Subordinated Debt	108,561,060	29.7	93,365,112	29.0	99,868,606	25.7	97,468,645	25.3
Warrants /Equity	21,215,806	5.8	14,290,773	4.4	12,834,988	3.3	13,464,731	3.5

Total	$365,899,025	100.0%	$322,370,748	100.0%	$388,245,021	100.0%	$384,725,753	100.0%

(1)	Represents percentage of total portfolio.

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

The composition of the Company’s investment portfolio by industry sector, using Moody’s Industry Classifications as of December 31, 2008 and 2007 at cost and fair value was as follows:

	December 31, 2008				December 31, 2007
	Cost	%(1)	Fair Value	%(1)	Cost	%(1)	Fair Value	%(1)

Machinery	$51,384,711	14.0%	$39,527,874	12.3%	$52,844,315	13.6%	$54,030,773	14.1%
Health Care, Education & Childcare	39,749,005	10.9	39,501,102	12.2	33,686,998	8.7	33,779,798	8.8
Personal & Nondurable Consumer Products	39,609,196	10.8	39,247,796	12.2	51,070,705	13.2	51,280,805	13.3
Automobile	33,276,374	9.1	26,487,272	8.2	34,044,318	8.8	33,957,022	8.8
Electronics	31,033,364	8.5	30,033,495	9.3	42,296,015	10.9	42,470,710	11.0
Textiles & Leather	29,557,681	8.1	29,368,566	9.1	12,970,522	3.3	13,077,422	3.4
Printing & Publishing	26,302,411	7.2	18,159,998	5.6	19,172,972	4.9	16,303,220	4.2
Metals & Minerals	23,049,480	6.3	22,453,909	7.0	22,972,190	5.9	22,972,190	6.0
Mining, Steel, Iron & Nonprecious Metals	18,092,545	4.9	17,245,764	5.3	10,796,410	2.8	10,785,664	2.8
Chemicals, Plastic & Rubber	16,659,410	4.6	9,347,006	2.9	10,733,851	2.8	10,730,842	2.8
Housewares & Durable Consumer Products	11,005,810	3.0	9,333,052	2.9	9,673,177	2.5	9,686,477	2.5
Retail Stores	10,978,984	3.0	10,872,284	3.4	10,656,911	2.7	10,637,911	2.8
Ecological	8,556,102	2.3	8,164,902	2.5	15,593,790	4.0	14,393,840	3.7
Grocery	8,156,189	2.2	8,278,569	2.6	23,149,458	6.0	23,287,658	6.1
Insurance	5,000,000	1.4	4,048,200	1.3	5,000,000	1.3	4,500,000	1.2
Buildings & Real Estate	4,613,182	1.3	4,613,182	1.4	4,780,826	1.2	4,780,826	1.2
Oil & Gas	3,840,677	1.1	3,840,677	1.2	3,837,555	1.0	3,837,555	1.0
Personal, Food & Miscellaneous Services	3,000,000	0.8	1,050,000	0.3	3,000,000	0.8	2,910,000	0.8
Diversified/Conglomerate Service	1,570,736	0.4	623,500	0.2	9,516,840	2.4	9,245,940	2.4
Aerospace & Defense	463,168	0.1	173,600	0.1	463,168	0.1	161,600	0.1
Beverage, Food & Tobacco	—	0.0	—	0.0	9,000,000	2.3	9,000,000	2.3
Containers, Packaging & Glass	—	0.0	—	0.0	2,985,000	0.8	2,895,500	0.7

Total	$365,899,025	100.0%	$322,370,748	100.0%	$388,245,021	100.0%	$384,725,753	100.0%

(1)	Represents percentage of total portfolio.

As required by the 1940 Act, the Company classifies its investments by level of control. “Control Investments” are defined in the 1940 Act as investments in those companies that the Company is deemed to “Control.” Generally, under the 1940 Act, the Company is deemed to “Control” a company in which it has invested if it owns 25% or more of the voting securities of such company or has greater than 50% representation on its board. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act. The Company is deemed to be an “Affiliate” of a company in which it has invested if it owns 5% or more but less than 25% of the voting securities of such company. “Non-Control/Non-Affiliate Investments” are those investments that are neither Control Investments nor Affiliate Investments. At December 31, 2008 and 2007, the Company owned greater than 25% of the voting securities in four and one companies, respectively. At December 31, 2008 and 2007, the Company owned greater than 5% but less than 25% of the voting securities in four and six companies, respectively.

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

Note 5.	Fair Value Measurements

The Company accounts for its portfolio investments and interest rate swaps at fair value. As a result, the Company adopted the provisions of SFAS No. 157 in the first quarter of 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. SFAS 157 defines fair value as the price at which an asset could be exchanged in a current transaction between knowledgeable, willing parties. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

Assets and liabilities recorded at fair value in the consolidated balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair value. Hierarchical levels, defined by SFAS 157 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

The following table presents the financial instruments carried at fair value as of December 31, 2008, by caption on the Consolidated Balance Sheet for each of the three levels of hierarchy established by SFAS 157.

	As of December 31, 2008
		Internal Models with	Internal Models with	Total Fair Value
	Quoted Market Prices	Significant Observable	Significant Unobservable	Reported in
	in Active Markets	Market Parameters	Market Parameters	Consolidated
	(Level 1)	(Level 2)	(Level 3)	Balance Sheet

Non-affiliate investments	$215,100	$20,254,400	$220,017,120	$240,486,620
Affiliate investments	—	—	51,457,082	51,457,082
Control investments	—	—	30,427,046	30,427,046

Total investments at fair value	$215,100	$20,254,400	$301,901,248	$322,370,748

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

The following table provides a roll-forward in the changes in fair value from December 31, 2007 to December 31, 2008, for all investments for which the Company determines fair value using unobservable (Level 3) factors. When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments also typically include, in addition to the unobservable or Level 3 components, observable components (that is, Level 1 and Level 2 components that are actively quoted and can be validated to external sources). Accordingly, the depreciation in the table below includes changes in fair value due in part to observable Level 1 and Level 2 factors that are part of the valuation methodology.

	Fair Value Measurements Using Unobservable Inputs (Level 3)
	Non-affiliate	Affiliate	Control
	Investments	Investments	Investments	Total

Fair Value December 31, 2007	$267,006,559	$85,171,605	$9,328,389	$361,506,553
Total realized gains (losses)	—	458,405	(350,000)	108,405
Change in unrealized depreciation	(20,557,568)	(1,961,258)	12,333,998)	(34,852,824	)(a)
Purchases, issuances, settlements and other, net	(26,431,871)	(32,211,670)	33,782,655	(24,860,886)
Transfers in (out) of Level 3	—	—	—	—

Fair value as of December 31, 2008	$220,017,120	$51,457,082	$30,427,046	$301,901,248

(a)	Relates to assets held at December 31, 2008

Concurrent with its adoption of SFAS 157, effective January 1, 2008, the Company augmented its valuation techniques to estimate the fair value of its debt investments where there is not a readily available market value (Level 3). Prior to January 1, 2008, the Company estimated the fair value of its Level 3 debt investments by first estimating the enterprise value of the portfolio company which issued the debt investment. To estimate the enterprise value of a portfolio company, the Company analyzed various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earning Before Interest, Taxes, Depreciation and Amortization), cash flow, net income, revenues or, in limited instances, book value.

In estimating a multiple to use for valuation purposes, the Company primarily looked to private merger and acquisition statistics, discounted public trading multiples or industry practices. In some cases, the valuation may be based on a combination of valuation methodologies, including, but not limited to, multiple based, discounted cash flow and liquidation analyses.

If there was adequate enterprise value to support the repayment of the Company’s debt, the fair value of the Level 3 loan or debt security normally corresponded to cost plus the amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount.

Beginning on January 1, 2008, the Company also introduced a bond-yield model to value these investments based on the present value of expected cash flows. The primary inputs into the model are market interest rates for debt with similar characteristics and an adjustment for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position. During the year ended December 31, 2008, the Company recorded net unrealized depreciation of $40.0 million on its investments, and during the year ended December 31, 2007, the Company recorded unrealized depreciation of $3.6 million. For the year ended December 31, 2008, a portion of the Company’s net unrealized depreciation, approximately $5.6 million, resulted from net decreases in the quoted market prices on its syndicated loan portfolio as a result of disruption in the financial credit markets for broadly syndicated loans; approximately $27.5 million, resulted

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

from a decline in the financial performance of our portfolio companies; and approximately $6.9 million, resulted from the adoption of SFAS 157.

Note 6.	Borrowings

On September 18, 2006, the Company, through a consolidated wholly-owned bankruptcy remote, special purpose subsidiary, entered into an amended and restated securitization revolving credit facility (the “Securitization Facility”) with an entity affiliated with BMO Capital Markets Corp. (formerly known as Harris Nesbitt Corp.). The Securitization Facility allowed the special purpose subsidiary to borrow up to $140 million through the issuance of notes to a multi-seller commercial paper conduit administered by the affiliated entity. The Securitization Facility also required bank liquidity commitments (“Liquidity Facility”) to provide liquidity support to the conduit. The Liquidity Facility was provided by the lender that participated in the Securitization Facility for a period of 364-days and was renewable annually thereafter at the option of the lender. On May 2, 2007, the Company amended its Securitization Facility to lower the interest rate payable on any outstanding borrowings under the Securitization Facility from the commercial paper rate plus 1.35% to the commercial paper rate plus 1.00% during the period of time the Company was permitted to make draws under the Securitization Facility. The amendment also reduced or eliminated certain restrictions pertaining to certain loan covenants. On August 31, 2007, the Company amended its Securitization Facility to increase its borrowing capacity thereunder by $35 million. The amendment also extended the commitment termination date from July 23, 2009 to July 22, 2010 and reduced or eliminated certain restrictions pertaining to certain loan covenants. The Securitization Facility provided for the payment by the Company to the lender of a monthly fee equal to 0.25% per annum on the unused amount of the Securitization Facility.

On April 11, 2008, the Company entered into a second amended and restated securitization revolving credit facility (the “Amended Securitization Facility”) with an entity affiliated with BMO Capital Markets Corp. and Branch Banking and Trust Company (the “Lenders”). The Amended Securitization Facility amended and restated the Securitization Facility to, among other things: (i) increase the borrowing capacity from $175 million to $225 million; (ii) extend the maturity date from July 22, 2010 to April 11, 2011 (unless extended prior to such date for an additional 364-day period with the consent of the lenders thereto); (iii) increase the interest rate payable under the facility from the commercial paper rate plus 1.00% to the commercial paper rate plus 1.75% on up to $175 million of outstanding borrowings and the LIBOR rate plus 1.75% on up to $50 million of outstanding borrowings; and (iv) increase the unused commitment fee from 0.25% per annum to 0.30% per annum.

The Amended Securitization Facility permits draws under the facility until April 10, 2009, unless the Lenders extend the Liquidity Facility underlying the Amended Securitization Facility for an additional 364 day period. If the Liquidity Facility is not extended, the Amended Securitization Facility enters into a 24-month amortization period whereby all principal, interest and fee payments received by the Company in conjunction with collateral pledged to the Amended Securitization Facility, less a monthly servicing fee payable to the Company, are required to be used to repay outstanding borrowings under the Amended Securitization Facility. Any remaining outstanding borrowings would be due and payable on the commitment termination date, which is currently April 11, 2011.

Similar to the Securitization Facility, the Amended Securitization Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. These restrictions may affect the amount of notes the Company’s special purpose subsidiary may issue from time to time. The Amended Securitization Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the Amended Securitization Facility. The Amended Securitization Facility also requires the maintenance of a Liquidity Facility. The Liquidity Facility is provided by the

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

Lenders that participate in the Securitization Facility for a period of 364-days and is renewable annually thereafter at the option of the lenders. The Liquidity Facility is scheduled to be renewed in April 2009. If the Liquidity Facility is not renewed, the Company’s ability to draw under the Amended Securitization Facility would end and the amortization period under the Amended Securitization Facility would commence. The Amended Securitization Facility is secured by all of the loans held by the Company’s special purpose subsidiary. At December 31, 2008, the maximum borrowings available to the Company under the facility is limited to the amount of stockholders’ equity, $180.1 million. As of December 31, 2008, the Company was in technical default of one of its debt covenants under its Amended Securitization Facility, which was cured within the timeframe allowed by the facility.

In connection with the origination and amendment of the Securitization Facility and the Amended Securitization Facility, the Company incurred $2.4 million of fees which are being amortized over the term of the facility.

At December 31, 2008 and 2007, $162.6 million and $164.9 million, respectively, of borrowings were outstanding under the facility. At December 31, 2008, the interest rate was 3.6%. Interest expense for the years ended December 31, 2008, 2007 and 2006 consisted of the following:

	Year Ended December 31,
	2008	2007	2006

Interest charges	$7,495,021	$7,044,208	$3,753,153
Amortization of debt issuance costs	454,088	261,614	365,855
Unused facility fees	209,364	115,774	213,574

Total	$8,158,473	$7,421,596	$4,332,582

During 2006 through 2008, the Company, through our special purpose subsidiary, entered into eight interest rate swap agreements. The swap agreements have a fixed rate range of 3.3% to 5.2% on an initial notional amount totaling $53.6 million. The swap agreements expire five years from issuance. The swaps were put into place to hedge against changes in variable interest payments on a portion of our outstanding borrowings. For the year ended December 31, 2008, net unrealized depreciation attributed to the swaps was approximately $2.3 million. For the year ended December 31, 2007, net unrealized depreciation attributed to the swaps was approximately $775,000. For the year ended December 31, 2006, net unrealized appreciation attributed to the swaps was approximately $13,000. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower rates with respect to the outstanding borrowings.

Note 7.	Stock Option Plan and Restricted Stock Plan

As of December 31, 2008, 3,644,677 shares of common stock were reserved for issuance upon exercise of options to be granted under the Company’s stock option plan and 2,065,045 shares of the Company’s common stock were reserved for issuance under the Company’s employee restricted stock plan (the “Plans”). On August 14, 2008, awards of 190,000 shares of restricted stock were granted to the Company’s executive officers and employees with a fair value of $7.37 (the closing price of the common stock at date of grant). On February 27, 2008, options to purchase a total of 800,500 shares of common stock were granted to the Company’s executive officers and employees with an exercise price of $10.91 per share (the closing price of the common stock at date of grant). On February 23, 2007, options to purchase a total of 227,181 shares of common stock were granted to the Company’s executive officers and employees with an exercise price of $14.38 per share (the closing price of the common stock at date of grant). On November 1, 2007, options to purchase a total of 5,000 shares of common stock were granted to the Company’s employees with an exercise price of $11.49 per share (the closing price of the common stock at date of grant). On June 26, 2006, options to purchase a total of 903,000 shares of common stock were granted to the Company’s executive officers and

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

employees with an exercise price of $10.97 per share (the closing price of the common stock at date of grant). Such options granted from 2006 to 2008 vest equally, on a monthly basis, over three years from the date of grant and have a ten-year exercise period. During 2008, 35,848 options were forfeited at a weighted average exercise price of $11.45; and also during 2008, 2,500 shares of restricted stock were forfeited. As of December 31, 2008, 3,201,329 options were outstanding, 2,411,454 of which were exercisable, and 187,500 shares of restricted stock were outstanding. The options have a weighted average remaining contractual life of 7.5 years, a weighted average exercise price of $12.42, and an aggregate intrinsic value of $0. The restricted stock vests over 4 years.

Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards (“SFAS”) No. 123R, “Share-Based Payment,” (“SFAS 123R”). The Company has elected the “modified prospective method” of transition as permitted by SFAS 123R. Under this transition method, the Company is required to record compensation expense for all awards granted after the date of adoption and for the unvested portion of previously granted awards that were outstanding at the date of adoption. The fair value of each stock option granted is estimated on the date of grant using the Black-Scholes option pricing model. For options granted in 2006, this model used the following assumptions: annual dividend rate of 9.2%, risk free interest rate of 5.25%, expected volatility of 21%, and the expected life of the options of 6.5 years. For options granted in February 2007, this model used the following assumptions: annual dividend rate of 8.3%, risk free interest rate of 4.7%, expected volatility of 20%, and the expected life of the options of 6.5 years. For options granted in November 2007, this model used the following assumptions: annual dividend rate of 11.1%, risk free interest rate of 4.2%, expected volatility of 24%, and the expected life of the options of 6.5 years. For options granted in February 2008, this model used the following assumptions: annual dividend rate of 11.8%, risk free interest rate of 3.0%, expected volatility of 26%, and the expected life of the options of 6.5 years. For 2006 to 2008 grants, the Company calculated its expected term assumption using guidance provided by SEC Staff Accounting Bulletin 107 (“SAB 107”). SAB 107 allows companies to use a simplified expected term calculation in instances where no historical experience exists, provided that the companies meet specific criteria. The stock options granted by the Company meet those criteria, and the expected terms were determined using the SAB 107 simplified method. Expected volatility was based on historical volatility of similar entities whose share prices and volatility were available for all grants except the November 2007 and February 2008 grants. The November 2007 and February 2008 grants were calculated using the Company’s historical volatility.

Assumptions used with respect to future grants may change as the Company’s actual experience may be different. The fair value of options granted in 2008, 2007 and 2006 was approximately $0.47, $0.98 and $0.74, respectively, using the Black-Scholes option pricing model. The Company has adopted the policy of recognizing compensation cost for awards with graded vesting on a straight-line basis over the requisite service period for the entire award. For the years ended December 31, 2008, 2007 and 2006, the Company recorded compensation expense related to stock awards of approximately $758,000, $676,000 and $506,000, respectively, which is included in compensation expense in the consolidated statements of operations. The Company does not record the tax benefits associated with the expensing of stock awards since the Company elected to be treated as a RIC under Subchapter M of the Internal Revenue Code and, as such, the Company is not subject to federal income tax on the portion of taxable income and gains distributed to stockholders, provided that at least 90% of its annual taxable income is distributed. As of December 31, 2008, there was $453,000 of unrecognized compensation cost related to unvested options which is expected to be recognized over 2.2 years. As of December 31, 2008, there was $1.3 million of total unrecognized compensation cost related to unvested restricted stock awards which is expected to be recognized over 3.6 years.

Note 8.	Employee Benefit Plan

The Company adopted a 401(k) plan (“Plan”) effective January 1, 2003. The Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum.

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

Employees are eligible to participate in the Plan upon completion of one year of service. On an annual basis, the Company makes a contribution equal to 4% (1% of which is discretionary) to each eligible employee’s account, up to the Internal Revenue Service annual maximum. For the years ended December 31, 2008, 2007 and 2006, the Company recorded $97,000, $85,000 and $65,000, respectively, for employer contributions to the Plan.

Note 9.	Common Stock Transactions

On January 26, 2007, the Company closed a shelf offering of 2.4 million shares of common stock and received gross proceeds of $33.7 million less underwriters’ commissions and discounts, and fees of $2.0 million.

On October 2, 2007, the Company closed a shelf offering of 2.3 million shares of common stock and received gross proceeds of $30.5 million less underwriters’ commissions and discounts, and fees of $1.6 million.

The Company had previously established a dividend reinvestment plan, and during the years ended December 31, 2008, 2007 and 2006, issued 177,000, 158,000 and 85,000 shares, respectively, in connection with dividends paid. The Company did not issue any shares of its common stock under the dividend reinvestment plan during the three months ended September 30, 2008 and the three months ended March 31, 2008 because it elected to satisfy the share requirements of the dividend reinvestment plan in connection with the dividends paid on July 16, 2008 and January 16, 2008 through open market purchases of its common stock by the administrator of the dividend reinvestment plan. Such purchases on July 16, 2008 and January 16, 2008 consisted of 90,000 and 55,000 common shares, respectively, at a cost of $589,000 and $573,000, respectively, which is included in distributions to stockholders. The following table summarizes the Company’s dividends declared during 2008, 2007 and 2006:

Date Declared	Record Date	Payment Date	Amount

2008
October 30, 2008	December 22, 2008	January 15, 2009	$0.25
July 30, 2008	September 12, 2008	October 15, 2008	0.33
May 2, 2008	June 5, 2008	July 16, 2008	0.33
February 27, 2008	March 14, 2008	April 16, 2008	0.33

Total — 2008			$1.24

2007

November 1, 2007	December 14, 2007	January 16, 2008	$0.33
August 2, 2007	September 14, 2007	October 17, 2007	0.32
April 30, 2007	June 15, 2007	July 17, 2007	0.32
February 23, 2007	March 15, 2007	April 18, 2007	0.32

Total — 2007			$1.29

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

2006

November 10, 2006	December 15, 2006	January 17, 2007	$0.31
August 7, 2006	September 15, 2006	October 17, 2006	0.31
May 9, 2006	June 2, 2006	July 17, 2006	0.29
February 28, 2006	March 21, 2006	April 11, 2006	0.29

Total — 2006			$1.20

Note 10.	Share Data

The following table sets forth a reconciliation of weighted average shares outstanding for computing basic and diluted income (loss) per common share for the years ended December 31, 2008, 2007 and 2006.

	Year Ended December 31,
	2008	2007	2006

Weighted average common shares outstanding, basic	20,713,540	18,670,904	14,145,200
Effect of dilutive stock options	—	159,309	92,752

Weighted average common shares outstanding, diluted	20,713,540	18,830,213	14,237,952

The dilutive effect of stock options is computed using the treasury stock method. Options and restricted shares on 3.4 million (2008), 1.5 million (2007) and 1.3 million (2006) shares, were anti-dilutive and therefore excluded from the computation of diluted earnings per share.

Note 11.	Commitments and Contingencies

The balance of unused commitments to extend credit was $23.8 million and $29.3 million at December 31, 2008 and December 31, 2007, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate the Company to extend credit, such as investment draws, revolving credit arrangements or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

In connection with borrowings under the Amended Securitization Facility, the Company’s special purpose subsidiary may be required under certain circumstances to enter into interest rate swap agreements or other interest rate hedging transactions. The Company has agreed to guarantee the payment of certain swap breakage costs that may be payable by the Company’s special purpose subsidiary in connection with any such interest rate swap agreements or other interest rate hedging transactions (see Note 6. Borrowings).

The Company leases its corporate offices and certain equipment under operating leases with terms expiring through 2011. Future minimum lease payments due under operating leases at December 31, 2008 are as follows: $241,000 — 2009, $247,000 — 2010, $21,000 — 2011. Rent expense was approximately $274,000, $245,000 and $222,000 for the years ended December 31, 2008, 2007 and 2006, respectively. At December 31, 2008, the Company had an outstanding letter of credit in the amount of $38,000 as security deposit for the lease of the Company’s corporate office.

Note 12.	Concentrations of Credit Risk

The Company’s customers are primarily small- to mid-sized companies in a variety of industries.

At December 31, 2008 and December 31, 2007, the Company did not have any investment in excess of 10% of the total investment portfolio at fair value. Investment income, consisting of interest, dividends and

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

fees, can fluctuate dramatically upon repayment of an investment or sale of an equity interest. Revenue recognition in any given year can be highly concentrated among several customers. During the years ended December 31, 2008, 2007 and 2006, the Company did not record investment income from any customer in excess of 10.0% of total investment income.

Note 13.	Income Taxes

Effective August 1, 2005, the Company elected to be treated as a RIC. Accordingly, the Company’s RIC tax year was filed on a July 31 basis. The Company’s policy is to comply with the requirements of Subchapter M of the Code that are applicable to RICs and to distribute substantially all of its taxable income to its shareholders. To date, the Company has fully met all of the distribution requirements and other requirements of Subchapter M of the Code, therefore, no federal, state or local income tax provision is required. On February 11, 2008, the Company was granted permission by the Internal Revenue Service to change its RIC tax year from July 31, to December 31, effective on December 31, 2007. Accordingly, the Company prepared a short period tax return from August 1, 2007 through December 31, 2007, and will file on a calendar year basis for 2008 and thereafter.

Distributable taxable income for the year ended December 31, 2008, for the period August 1, 2006 through July 31, 2007 (close of RIC tax year) and August 1, 2007 through December 31, 2007 (RIC short tax period) is as follows:

		August 1, 2007	August 1, 2006
	Year Ended	to	to
	December 31,	December 31,	July 31,
	2008	2007	2007

GAAP Net Investment Income	$25,725,000	$10,224,000	$19,407,000
Tax timing differences of:
Origination fees, net	(998,000)	1,223,000	883,000
Stock compensation expense, bonus accruals, original issue discount and depreciation and amortization	(67,000)	(37,000)	846,000

Tax Distributable Income	$24,660,000	$11,410,000	$21,136,000

Distributable taxable income differs from GAAP net investment income primarily due to: (1) origination fees received in connection with investments in portfolio companies are treated as taxable income upon receipt but are amortized into income for GAAP purposes; (2) certain stock compensation is not currently deductible for tax purposes but are current expenses for GAAP purposes and a bonus accrual carryover, as a result of the change in the Company’s tax year described above, until actually paid; (3) certain debt investments that generate original issue discount; and (4) depreciation and amortization.

Distributions which exceed tax distributable income (tax net investment income and realized gains, if any) are reported as distributions of paid-in capital (ie., return of capital). The taxability of the four distributions made in the period August 1, 2006 through July 31, 2007 was determined by the Company’s tax earnings and profits for its tax fiscal year ended July 31, 2007. The taxability of the two distributions made in the period August 1, 2007 through December 31, 2007 (RIC short tax period) was determined by the Company’s tax earnings and profits for the five months ended December 31, 2007. The taxability of the four distributions made in the year ended December 31, 2008 was determined by the Company’s tax earnings and profits for its year ended December 31, 2008. The taxability of the distributions made during the year ended

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

December 31, 2008, for the period August 1, 2007 through December 31, 2007, and the period August 1, 2006 through July 31, 2007 is as follows:

		August 1, 2007	August 1, 2006
	Year Ended	to	to
	December 31,	December 31,	July 31,
	2008	2007	2007

Distributions paid from:
Ordinary income	$24,660,000	$11,410,000	$21,136,000
Long-term capital gains	—	—	—

Subtotal	24,660,000	11,410,000	21,136,000
Tax return of capital	1,135,000	1,258,000	335,000

Total distributions	$25,795,000	$12,668,000	$21,471,000

For 2008, ordinary income of $1.19 per share and tax return of capital of $0.05 per share was reported on Form 1099-DIV. For 2007, ordinary income of $1.21 per share and tax return of capital of $0.08 per share was reported on Form 1099-DIV.  For 2006, ordinary income of $1.12 per share and tax return of capital of $0.08 per share was reported on Form 1099-DIV. There were no capital gain distributions in 2008, 2007 or 2006. The tax cost basis of the Company’s investments as of December 31, 2008 approximates the book cost.

At December 31, 2008, the Company had a net capital loss carryforward of $4.1 million to offset net capital gains, to the extent provided by federal tax law. Of the total capital loss carryforward, $3.2 million will expire in the Company’s tax year ending December 31, 2013, and $900,000 will expire in the Company’s tax year ending December 31, 2015.

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Distributable ordinary income	$5,022,000
Other book/tax temporary differences	(4,170,000)
Unrealized depreciation	(46,751,000)
Accumulated capital and other losses	(4,054,000)

The tax distributable income of $5,022,000 as of December 31, 2008 noted above was paid out as part of the January 15, 2009 cash distribution of $5,254,000. (Note: the dividend declared on October 30, 2008 with a record date of December 22, 2008 and paid on January 15, 2009, is included in the 2008 Form 1099-DIV, under the requirements of Subchapter M of the Code.

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

Note 14.	Financial Highlights

	For the Year Ended December 31,
	2008	2007	2006

Per Share Data:
Net asset value at beginning of year	$10.73	$10.37	$10.48
Net investment income	1.24	1.22	1.06
Net realized gain (loss) on investments	(.04)	.01	(.23)
Net change in unrealized appreciation (depreciation) on investments	(1.93)	(.20)	.27
Net change in unrealized depreciation on swaps	(.11)	(.04)	—
Tax return of capital	(.05)	(.08)	(.18)
Distributions from net investment income	(1.24)	(1.22)	(1.06)
Distributions in excess of net investment income	.05	—	.05
Stock based compensation expense	.03	.03	.03
Effect of issuance of common stock	(.03)	.64	(.05)

Net asset value at end of year	$8.65	$10.73	$10.37

Total Net Asset Value Return(1)	(7.8)%	16.1%	10.4%
Per share market value, beginning of period	$10.09	$14.49	$12.20
Per share market value, end of period	$3.64	$10.09	$14.49
Total Market Value Return(2)	(51.6)%	(21.4)%	28.6%
Shares outstanding at end of year	20,827,334	20,650,455	15,821,994

Ratios and Supplemental Data:
Net assets at end of year	$180,117,000	$221,598,000	$164,109,000
Average net assets	207,482,000	202,531,000	149,790,000
Ratio of operating expenses to average net assets	8.0%	8.0%	7.7%
Ratio of net investment income to average net assets	12.4%	11.2%	10.0%
Weighted average borrowings outstanding	$141,457,000	$106,034,000	$55,469,000
Average amount of borrowings per share	$6.79	$5.13	$3.51

(1)	The total net asset value return reflects the change in net asset value of a share of stock plus dividends from beginning of year to end of year.

(2)	The total market value return reflects the change in the ending market value per share plus dividends,

Patriot Capital Funding, Inc.

Notes to Consolidated Financial Statements — (Continued)

divided by the beginning market value per share.

Note 15.	Selected Quarterly Data (Unaudited)

The following table sets forth certain quarterly financial information for each of the fiscal quarters during the years ended December 31, 2008 and 2007. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	Year Ended December 31, 2008
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31	September 30	June 30	March 31

Total Investment Income	$10,170,880	$10,229,420	$10,654,419	$11,244,685
Net Investment Income	5,962,888	6,557,783	6,418,698	6,785,900
Net Realized and Unrealized Gains (Losses) on Investments and Interest Rate Swaps	(22,900,157)	(6,873,878)	(2,742,818)	(10,693,675)
Net Income (Loss)	(16,937,269)	(316,095)	3,675,880	(3,907,775)
Net Income (Loss) Per Share, Basic and Diluted	$(0.81)	$(0.02)	$0.18	$(0.19)
Weighted Average Shares Outstanding, Basic and Diluted	20,806,978	20,702,485	20,693,337	20,650,455

	Year Ended December 31, 2007
	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31	September 30	June 30	March 31

Total Investment Income	$11,142,679	$9,752,882	$9,089,653	$8,977,323
Net Investment Income	6,507,150	5,500,985	5,391,708	5,345,278
Net Realized and Unrealized Gains (Losses) on Investments and Interest Rate Swaps	(3,146,414)	(1,494,112)	291,156	27,939
Net Income	3,360,736	4,006,873	5,682,864	5,373,217
Net Income Per Share, Basic	$0.16	$0.22	$0.31	$0.31
Net Income Per Share, Diluted	$0.16	$0.22	$0.31	$0.30
Weighted Average Shares Outstanding, Basic	20,589,650	18,284,737	18,246,987	17,532,896
Weighted Average Shares Outstanding, Diluted	20,748,959	18,476,049	18,466,510	17,724,026

Note 16.	Subsequent Events (Unaudited)

On March 3, 2009, the Board of Directors granted an award of 446,250 shares of restricted stock to the Company’s executive officers with a fair value of $1.27 per share (the closing price of the common stock at the date of grant). The total fair value of $567,000 will be expensed over four years.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders’ of
Patriot Capital Funding, Inc.

We have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) the consolidated financial statements of Patriot Capital Funding, Inc. referred to in our report dated March 13, 2009, which is included in the annual report on Form 10-K. Our audits of the basic financial statements included the schedule of investments in and advances to affiliates, which is the responsibility of the Company’s management. In our opinion, this financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ GRANT THORNTON LLP

New York, New York
March 13, 2009

Schedule 12-14

PATRIOT CAPITAL FUNDING, INC.
SCHEDULE OF INVESTMENTS IN AND ADVANCES TO AFFILIATES

		Amount of Interest
		or Dividends	December 31,			December 31,
		Credited	2007	Gross	Gross	2008
Portfolio Company	Investment(1)	to Income	Fair Value	Additions(2)	Reductions(3)	Fair Value

Companies More Than 25% Owned:
Encore Legal Solutions	Junior Debt	$1,040,181	$11,063,994	$358,260	$(1,391,456)	$10,030,798
LLC	Subordinated Debt	230,237	3,489,226	2,670,341	(6,159,567)	—
	Common Stock Warrants	—	—	350,000	(350,000)	—
	Common Stock (4)	—	—	5,159,567	(4,832,667)	326,900

Fischbein, LLC	Subordinated Debt	674,445	4,180,389	265,500	(904,902)	3,540,987
	Membership Interest (4)	—	5,148,000	—	(1,272,000)	3,876,000

Nupla Corporation	Senior Debt	524,506	6,161,136	964,466	(1,102,325)	6,023,277
	Subordinated Debt	447,666	2,993,614	108,445	(909,684)	2,192,375
	Preferred Stock	113,157	493,427	1,158,656	(534,683)	1,117,400
	Common Stock (4)	—	38,300	55,000	(93,300)	—

Sidump’r Trailer Co.	Senior Debt	801,969	9,171,642	3,299,740	(9,152,073)	3,319,309
	Subordinated Debt	4,525	75,000	—	(75,000)	—
	Preferred Stock	3,459	—	78,459	(78,459)	—
	Common Stock (4)	—	—	—	—	—

Total companies more than 25% owned		$3,840,145	$42,814,728	$14,468,434	$(26,856,116)	$30,427,046

Companies 5% to 25% Owned:
Aylward Enterprises,	Senior Debt	$1,016,009	$11,792,736	$60,631	$(4,633,889)	$7,219,478	(5)
LLC	Subordinated Debt	915,123	6,335,464	634,942	(6,970,406)	—
	Membership Interest (4)	—	—	—	—	—

Boxercraft Inc.	Senior Debt	279,853	—	11,550,000	(846,667)	10,703,333
	Subordinated Debt	325,284	—	6,591,375	(67,028)	6,524,347
	Preferred Stock	29,722	—	1,029,722	(180,222)	849,500
	Common Stock (4)	—	—	100	(100)	—

KTPS Holdings, LLC	Senior Debt	597,377	8,185,400	1,811,997	(3,599,287)	6,398,110
	Junior Debt	629,695	4,035,122	139,728	(2,774)	4,172,076
	Membership Interest (4)	—	856,900	—	(135,700)	721,200

Smart, LLC	Senior Debt	1,030,989	8,266,840	550,807	(8,817,647)	—
	Subordinated Note	67,375	250,000	250,000	(500,000)	—
	Membership Interest (4)	—	729,100	592,403	(698,003)	623,500

Sport Helmets	Senior Debt	912,418	11,816,776	28,986	(435,400)	11,410,362
Holdings, LLC	Subordinated Debt	1,235,876	7,889,250	1,266,104	(1,000,000)	8,155,354
	Common Stock (4)	—	1,901,500	—	(2,200)	1,899,300

Vince & Associates	Senior Debt	359,366	7,391,657	433,343	(7,825,000)	—
Clinic Research, Inc	Subordinated Debt	571,102	5,441,483	193,822	(5,635,305)	—
	Preferred Stock (4)	—	592,900	—	(592,900)	—

Total companies 5% to 25% owned		$7,970,189	$75,485,128	$25,133,961	$(41,942,528)	$58,676,560

This schedule should be read in conjunction with the Company’s Consolidated Financial Statements, including the Consolidated Statement of Investments and Notes to the Consolidated Financial Statements.

(1)	All investments listed are “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933.

(2)	Gross additions include increases in investments resulting from new portfolio company investments and paid-in-kind interest or dividends. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(3)	Gross reductions include decreases in investments resulting from principal collections related to investment repayments. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(4)	Non-income producing.

(5)	At December 31, 2008, the Company owned less than 5% of the voting securities of the company.

ANNEX A

AGREEMENT AND PLAN OF MERGER
by and between
PATRIOT CAPITAL FUNDING, INC.
and
PROSPECT CAPITAL CORPORATION

DATED AS OF AUGUST 3, 2009

A-i

A-ii

A-iii

INDEX OF DEFINED TERMS

Section

1940 Act	3.4(a)
Administrator	4.18
Agreement	Preamble
Alternative Proposal	6.10(a)
Alternative Transaction	6.10(a)
Articles of Merger	1.2
Bankruptcy and Equity Exception	3.3(a)
Board Recommendation	3.3(a)
Buyer	Preamble
Buyer Articles	1.6
Buyer Board	Recitals
Buyer Bylaws	1.6
Buyer Common Stock	1.4(a)
Buyer Disclosure Schedule	Art. IV
Buyer DRIP	2.3(d)
Buyer Regulatory Agreement	4.5(b)
Buyer Requisite Regulatory Approvals	7.2(d)
Buyer SEC Reports	4.5(c)
Certificate	1.4(d)
Certificate of Merger	1.2
Change of Recommendation	6.10(e)
Change of Recommendation Notice	6.10(e)(iv)
Claim	6.6(a)
Closing	9.1
Closing Date	9.1
Code	Recitals
Company	Preamble
Company Benefit Plans	3.11(a)
Company Board	Recitals
Company Bylaws	3.1(b)
Company Certificate	3.1(b)
Company Common Stock	1.4(b)
Company Contract(s)	3.3(b)
Company Disclosure Schedule	Art. III
Company Options	1.5(a)
Company Preferred Stock	3.2(a)
Company Regulatory Agreement	3.5(b)
Company Requisite Regulatory Approvals	7.3(d)
Company Restricted Shares	1.5(b)
Company Restricted Stock Plan	1.5(b)
Company SEC Reports	3.5(c)
Company Securitization Documents	1.9
Company Stock Option Plan	1.5(a)

A-iv

Section

Company Stock Plans	1.5(b)
Company Stockholder Meeting	6.3
Confidentiality Agreement	6.2(c)
Covered Employees	6.5(a)
Delaware Secretary	1.2
DGCL	1.1
DOJ	6.1(e)
Effective Time	1.2
Employees	5.2(c)
Environmental Laws	3.24
ERISA	3.11(a)
ERISA Affiliate	3.11(a)
Exchange Act	3.5(c)
Exchange Agent	2.1
Exchange Agent Agreement	2.1
Exchange Fund	2.2
Exchange Ratio	1.4(c)
Excluded Company Shares	1.4(b)
Executive Officers	3.8(b)
Expense Letter	8.3
Expense Reimbursement	8.4(b)
FBR	3.7
Final Company Dividend	2.3(c)
Form N-14	3.4(a)
FTC	6.1(e)
GAAP	3.1(c)
Governmental Entity	3.4(a)
HSR Act	3.4(a)
Indemnified Parties	6.6(a)
Insurance Amount	6.6(c)
Intellectual Property Rights	3.16
Investment Adviser	4.18
IRS	3.10(a)
Leased Properties	3.15
Letter of Transmittal	2.3(a)
Liens	3.2(c)
Loan Repayment	1.9
Make Whole Payment	8.4(c)
Material Adverse Change	3.8(a)
MDAT	1.2
Merger	Recitals
Merger Consideration	1.4(c)
Merger Shares	1.4(c)
MGCL	1.1

A-v

Section

Option Value	1.5(a)
Organizational Documents	3.14
Other Regulatory Approvals	3.4(a)
Owned Properties	3.15
Per Share Dividend	1.4(c)
Permitted Encumbrances	3.15
PCF	3.1(c)
Proxy Statement	3.4(a)
Real Property	3.15
Regulatory Agencies	3.5(a)
Requisite Stockholder Approval	3.3(a)
Sarbanes-Oxley Act	3.5(c)
SEC	3.4(a)
Securities Act	3.2(a)
SRO	3.4(a)
Subsidiary	3.1(c)
Superior Proposal	6.10
Surviving Company	Recitals
Takeover Statutes	3.17
Tax(es)	3.10(d)
Tax Return	3.10(e)
Termination Fee	8.4(a)
Third Party	6.10(a)
Third Party Deposit	6.10(c)
Voting Debt	3.2(a)

A-vi

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated as of August 3, 2009 (this “Agreement”), by and between Patriot Capital Funding, Inc., a Delaware corporation (“Company”) and Prospect Capital Corporation, a Maryland corporation (“Buyer”).

WITNESSETH:

WHEREAS, the boards of directors of the Company and Buyer (the “Company Board” and the “Buyer Board,” respectively) have determined that it is in the best interests of their respective companies and stockholders to consummate the merger provided for in this Agreement in which the Company will, on the terms and subject to the conditions set forth in this Agreement, merge with and into Buyer (the “Merger”), with Buyer as the surviving company in the Merger (sometimes referred to in such capacity as the “Surviving Company”);

WHEREAS, for federal income Tax purposes, it is the intent of the parties hereto that the Merger shall qualify as a “reorganization” under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Agreement is intended to be and is adopted as a “plan of reorganization” for such purposes; and

WHEREAS, the parties desire to make certain representations, warranties and agreements in connection with the Merger and also to prescribe certain conditions to the Merger.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

THE MERGER

1.1  The Merger.  Subject to the terms and conditions of this Agreement, in accordance with the Delaware General Corporation Law (the “DGCL”) and the General Corporation Law of the State of Maryland (the “MGCL”), at the Effective Time, the Company shall merge with and into Buyer and the separate corporate existence of the Company shall cease. Buyer shall be the Surviving Company in the Merger and shall continue its existence as a corporation under the laws of the State of Maryland.

1.2  Effective Time.  Contemporaneously with the Closing, the Surviving Company shall file or cause to be filed (a) a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware (the “Delaware Secretary”), and (b) articles of merger (the “Articles of Merger”) with the Maryland State Department of Assessments and Taxation (“MDAT”). The Merger shall become effective at the time (the “Effective Time”) set forth in the Certificate of Merger and Articles of Merger.

1.3  Effects of the Merger.  At and after the Effective Time, the Merger shall have the effects set forth in the DGCL and the MGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges and powers of the Company and Buyer shall be vested in the Buyer as the Surviving Company, and all debts, liabilities and duties of the Company shall become the debts, liabilities and duties of the Buyer as the Surviving Company.

1.4  Conversion of Stock.  At the Effective Time, by virtue of the Merger and without any action on the part of Buyer, the Company or the holder of any of the following securities:

(a) each share of common stock, par value $0.001 per share, of Buyer (the “Buyer Common Stock”) issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall not be affected by the Merger;

(b) each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time that is owned by the

Company, Buyer or any wholly-owned subsidiary of the Company or Buyer (the “Excluded Company Shares”) shall be cancelled and shall cease to exist and no Buyer Common Stock or other consideration shall be delivered in exchange therefor;

(c) subject to Section 1.4(e), at the Effective Time each share of Company Common Stock other than the Excluded Company Shares shall be converted, in accordance with the procedures set forth in Article II, into the right to receive a number of shares of Buyer Common Stock equal to the result of (i) multiplied by (ii) (the “Exchange Ratio”), where (i) and (ii) are determined as follows:

(i) =	the result of:

(A)	4.0000 minus the Per Share Dividend,

divided by

(B)	10.0200

(ii) = a fraction, the numerator of which is 21,584,251, and the denominator of which is the number of shares of Company Common Stock then outstanding immediately prior to the Effective Time (including, for the avoidance of doubt, Company Restricted Shares which vest or have vested prior to the Effective Time (including as a result of the transactions contemplated by this Agreement), as well as any shares of Company Common Stock issued pursuant to the declaration of a Final Company Dividend or that would have been issued pursuant to the declaration of a Final Company Dividend, but (in accordance with Section 6.11(c)(y)) were not issued by the Company prior to the Closing.

Notwithstanding the foregoing, fractional shares resulting from the application of the Exchange Ratio shall be paid in cash in the manner set forth in Section 2.3(g). For these purposes, the term “Per Share Dividend” shall mean the amount of cash (if any, and expressed in Dollar.Cent format but without regard to dollar sign) per share payable as part of a Final Company Dividend pursuant to Section 2.3(c). The aggregate shares of Buyer Common Stock to be so issued (the “Merger Shares”), together with any cash to be paid in lieu of fractional shares in accordance with Section 2.3(g), shall be referred to collectively as the “Merger Consideration;”

(d) any share of Company Common Stock converted into the right to receive the Merger Consideration pursuant to this Article I shall no longer be outstanding and shall automatically be cancelled and shall cease to exist as of the Effective Time, and each certificate previously representing any such shares of Company Common Stock (each, a “Certificate”) shall thereafter represent only the right to receive a proportionate share of the Merger Consideration into which the shares of Company Common Stock represented by such Certificate have been converted pursuant to this Section 1.4 and Section 2.3(g), as well as any dividends to which former holders of Company Common Stock become entitled in accordance with Article II; and

(e) if, between the date of this Agreement and the Effective Time, the outstanding shares of Buyer Common Stock shall have been increased, decreased, changed into or exchanged for a different number or kind of shares or securities as a result of a reclassification, stock dividend, stock split, reverse stock split, or other similar change and specifically excluding sales of Buyer Common Stock, sales of Buyer equity-linked securities, and issuance of Buyer Common Stock pursuant to Buyer’s dividend reinvestment plan or otherwise in lieu of a portion of any cash dividend declared by Buyer, an appropriate and proportionate adjustment shall be made to the Exchange Ratio.

1.5  Stock Options and Restricted Stock.

(a) As of the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, each option to purchase shares of Company Common Stock granted under the Patriot Capital Funding, Inc. Amended Stock Option Plan (the “Company Stock Option Plan”) that is outstanding immediately prior to the Effective Time (each, a “Company Option,” and collectively, the “Company Options”) shall be cancelled in exchange for the payment in cash to the holder thereof of $0.01 per share of Company Common Stock for which such Company Option is therein exercisable.

(b) As of immediately prior to the Effective Time, each restricted share of Company Common Stock granted under the Patriot Capital Funding, Inc. Employee Restricted Stock Plan (the “Company Restricted Stock Plan,” and together with the Company Stock Option Plan, the “Company Stock Plans”) that is outstanding at such time (collectively, the “Company Restricted Shares”) shall, in accordance with the terms of the grant agreements governing the Company Restricted Shares, become fully vested and all restrictions with respect to such Company Restricted Shares shall lapse. Immediately prior to the Effective Time (i) a number of shares of each holder described in the immediately preceding sentence shall be cancelled in exchange for the right of such holder to receive payment in cash (less all Taxes required to be withheld on account of the vesting event referred to in the immediately preceding sentence) of the cash value per share at that time of the Buyer Common Stock per share that would otherwise be reserved in the Merger such that such holder should receive in cash the minimum aggregate amount of federal, state and local Tax required to be withheld on the entire amount of such holder’s Company Restricted Shares; and (ii) the remaining number of Company Restricted Shares held by each such holder shall participate in the Merger on the same basis as the other individual holders of Company Common Stock in accordance with Section 1.4(c). The Company shall, as of immediately prior to the Effective Time, withhold such amounts as may be required to be deducted and withheld under the Code and any applicable state or local Tax law with respect to the lapsing of restrictions of Company Restricted Shares, which shall result in no net cash payment being made to any such holder in respect of such shares.

(c) The Company and Buyer agree that prior to the Effective Time the Company Stock Plans shall be amended to terminate the Company Stock Plans effective immediately prior to the Effective Time (other than with respect to outstanding awards thereunder, which shall be treated as set forth herein).

1.6  Articles of Incorporation and Bylaws of the Surviving Company.  At the Effective Time, the articles of incorporation of Buyer (the “Buyer Articles”), as in effect immediately prior to the Effective Time, shall remain the articles of incorporation of Buyer as the Surviving Company until thereafter amended in accordance with applicable law. The bylaws of the Buyer (the “Buyer Bylaws”), as in effect immediately prior to the Effective Time, shall remain the bylaws of Buyer as the Surviving Company until thereafter amended in accordance with applicable law and the terms of such bylaws.

1.7  Directors and Officers.  Except as otherwise directed in writing by Buyer, the directors and officers of the Company and its Subsidiaries immediately prior to the Effective Time shall submit their resignations to be effective as of the Effective Time. The directors and officers of Buyer shall, from and after the Effective Time, become the directors and officers, respectively, of the Surviving Company until their successors shall have been duly elected, appointed or qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation of the Surviving Company.

1.8  Tax Consequences.  It is intended that the Merger shall constitute a “reorganization” within the meaning of Section 368(a) of the Code, and that this Agreement shall constitute a “plan of reorganization” for such purposes.

1.9  Repayment of Outstanding Indebtedness.  At the Effective Time, Buyer shall cause to be paid (i) the full amount of principal and accrued interest, and (ii) up to $1,350,000 with respect to any and all of the fees, costs, expenses, penalties and other amounts (collectively, the “Loan Repayment”) due and payable as of the Effective Time (including any such amounts that become due and payable as a result of the Merger and the consummation of the other transactions contemplated by this Agreement) under the Company Securitization Documents. For these purposes, the term “Company Securitization Documents” shall mean that certain Second Amended and Restated Loan Funding and Servicing Agreement by and among the Company, Patriot Capital Funding LLC I and the Lenders specified therein, together with the following agreements and arrangements entered into in connection therewith: (i) Agreement, Limited Consent and Amendment No. 1 to Second Amended and Restated Loan Funding and Servicing Agreement, dated as of July 9, 2009, entered into by and among Company, Patriot Capital Funding LLC I, and the Lenders and other parties specified therein and (ii) a letter agreement, dated as of July 9, 2009, by and between Patriot Capital Funding LLC I and Bank of Montreal regarding the early termination of certain interest rate swaps agreements. The Loan Repayment shall occur in the manner reasonably required by the Lenders and other parties to whom any portion of the Loan Repayment is owed, and Buyer agrees to cooperate with, and take all such actions reasonably requested by, the Lenders and such other parties in connection therewith.

ARTICLE II

DELIVERY OF MERGER CONSIDERATION

2.1  Exchange Agent.  Prior to the Effective Time, Buyer shall appoint a bank or trust company reasonably acceptable to the Company, or Buyer’s transfer agent, pursuant to an agreement (the “Exchange Agent Agreement”) to act as exchange agent (the “Exchange Agent”) hereunder.

2.2  Deposit of Merger Consideration.  At or prior to the Effective Time, Buyer shall (i) authorize the Exchange Agent to issue an aggregate number of shares of Buyer Common Stock equal to the aggregate Merger Shares and (ii) deposit, or cause to be deposited with, the Exchange Agent sufficient cash to make the payments to holders of Company Common Stock described in Section 2.3(g) (collectively, the “Exchange Fund”). The Exchange Agent shall invest any cash included in the Exchange Fund as directed by Buyer; provided, however, that no gain or loss thereon shall affect the amounts payable to former holders of Company Stock pursuant to Article I or Article II of this Agreement. Any interest or other income resulting from such investments shall be the sole property of Buyer.

2.3  Delivery of Merger Consideration.

(a) As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a Certificate(s) which immediately prior to the Effective Time represented outstanding shares of Company Common Stock (other than Excluded Company Stock) (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to such Certificate(s) shall pass, only upon delivery of such Certificate(s) (or affidavits of loss in lieu of such Certificates)) to the Exchange Agent and shall be substantially in such form and have such other provisions as shall be prescribed by the Exchange Agent Agreement (the “Letter of Transmittal”) and (ii) instructions for use in surrendering such Certificate(s) in exchange for the Merger Consideration and any dividends or distributions to which such holder is entitled pursuant to this Article II.

(b) Upon surrender to the Exchange Agent of its Certificate or Certificates, accompanied by a properly completed Letter of Transmittal, a holder of Company Common Stock will be entitled to receive promptly after the Effective Time the Merger Consideration in respect of the shares of Company Common Stock represented by its Certificate or Certificates. Until so surrendered, each such Certificate shall represent after the Effective Time, for all purposes, only the right to receive, without interest, the Merger Consideration upon surrender of such Certificate in accordance with, together with any dividends or distributions to which such holder is entitled pursuant to, this Article II.

(c) Prior to the Closing Date, in the event that the Company has undistributed investment company taxable income (as defined in Section 852(b)(2) of the Code) or net capital gain (as defined in Section 1221(11) of the Code) for the Company’s short taxable year ending on the Closing Date, the Company shall declare a dividend, payable in cash or Company Common Stock or a combination thereof (the “Final Company Dividend”), to holders of Company Common Stock. The Final Company Dividend, together with all previous Company dividends with respect to the Company’s taxable year ending on the Closing Date, shall result in the Company distributing to the Company’s stockholders all of the Company’s undistributed investment company taxable income (as defined in Section 852(b)(2) of the Code) and all of the Company’s net capital gain (as defined in Section 1221(11) of the Code) for the Company’s taxable year ending on the Closing Date. If the Company determines it necessary to declare a Final Company Dividend, it shall notify Buyer at least ten (10) days prior to the Company Stockholder Meeting. In calculating its investment company taxable income (as defined in Section 852(b)(2) of the Code) for its taxable year ending on the Closing Date, the Company shall not deduct any loss with respect to its investment in the debt of any portfolio company as an ordinary loss, unless the Company has received an opinion of its counsel, Sutherland Asbill & Brennan LLP, the form and substance of which opinion shall be subject to the reasonable approval of the Buyer, substantially to the effect that, on the basis of the law in effect at the time the opinion is provided, and facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the time the opinion is provided, in the case of a loan originated by the Company, such loss should constitute an ordinary loss deduction for U.S. federal income tax purposes or in the case of a loan that is not originated by the Company, such loss will constitute an ordinary loss deduction for U.S. federal income tax purposes.

(d) No dividends or other distributions declared with respect to Buyer Common Stock to stockholders of record on or after the Effective Time shall be delivered to the holder of any unsurrendered Certificate with respect to the shares of Buyer Common Stock represented thereby, in each case unless and until the surrender of such Certificate in accordance with this Article II. Subject to the effect of applicable abandoned property, escheat or similar laws, following surrender of any such Certificate in accordance with this Article II, the record holder thereof shall be entitled to receive, without interest, (i) the amount of dividends or other distributions with a record date after the Effective Time theretofore payable with respect to the whole shares of Buyer Common Stock represented by such Certificate and not paid and/or (ii) at the appropriate payment date, the amount of dividends or other distributions payable with respect to shares of Buyer Common Stock represented by such Certificate with a record date after the Effective Time (but before such surrender date) and with a payment date subsequent to the issuance of the Buyer Common Stock issuable with respect to such Certificate; provided, however, that all dividends payable to record holders of Certificates in accordance with this Section 2.3(d) shall be payable in the form of shares of Buyer Common Stock in accordance with Buyer’s dividend reinvestment plan (the “Buyer DRIP”), which form of payment the holder shall be deemed to have elected. From and after the Effective Time, all dividends payable with respect to Merger Shares or Buyer Common Stock issued in lieu of a cash dividend in accordance with this Section 2.3(d) shall be issued in the form of Buyer Common Stock under the Buyer DRIP until such time, if any, as the relevant holder elects to “opt out” of the Buyer DRIP.

(e) In the event of a transfer of ownership of a Certificate representing Company Common Stock that is not registered in the stock transfer records of the Company, the shares of Buyer Common Stock and cash in lieu of fractional shares of Buyer Common Stock comprising the Merger Consideration shall be issued or paid in exchange therefor to a person other than the person in whose name the Certificate so surrendered is registered if the Certificate formerly representing such Company Common Stock shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment or issuance shall pay any transfer or other similar Taxes required by reason of the payment or issuance to a person other than the registered holder of the Certificate or establish to the satisfaction of Buyer that the Tax has been paid or is not applicable. The Exchange Agent (or, subsequent to the earlier of (x) the one-year anniversary of the Effective Time and (y) the expiration or termination of the Exchange Agent Agreement, Buyer) shall be entitled to deduct and withhold from any cash in lieu of fractional shares of Buyer Common Stock otherwise payable pursuant to this Agreement to any holder of Company Common Stock such amounts as the Exchange Agent or Buyer, as the case may be, is required to deduct and withhold under the Code, or any provision of state, local or foreign Tax law, with respect to the making of such payment. To the extent the amounts are so withheld by the Exchange Agent or Buyer, as the case may be, and timely paid over to the appropriate Governmental Entity, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of shares of Company Common Stock in respect of whom such deduction and withholding was made by the Exchange Agent or Buyer, as the case may be.

(f) After the Effective Time, there shall be no transfers on the stock transfer books of the Company of the shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time other than to settle transfers of Company Common Stock that occurred prior to the Effective Time. If, after the Effective Time, Certificates representing such shares are presented for transfer to the Exchange Agent, they shall be cancelled and exchanged for the Merger Consideration, together with any distributions to which such holder is entitled in accordance with this Article II.

(g) Notwithstanding anything to the contrary contained in this Agreement, no fractional shares of Buyer Common Stock shall be issued upon the surrender of Certificates for exchange, no dividend or distribution with respect to Buyer Common Stock shall be payable on or with respect to any fractional share, and such fractional share interests shall not entitle the owner thereof to vote or to any other rights of a stockholder of Buyer. In lieu of the issuance of any such fractional share, Buyer shall pay to each former stockholder of the Company who otherwise would be entitled to receive such fractional share an amount in cash (rounded to the nearest cent) determined by multiplying (i) the average, rounded to the nearest one ten thousandth, of the closing sale prices of Buyer Common Stock on The NASDAQ Stock Market as reported by The Wall Street Journal for the five trading days immediately preceding the date of the Effective Time by (ii) the fraction of a share (after taking into account all shares of Company Common Stock held by such holder at the Effective Time and rounded to the nearest thousandth when expressed in decimal form) of Buyer Common Stock to which such holder would otherwise be entitled to receive pursuant to Section 1.4.

(h) Any portion of the Exchange Fund that remains unclaimed by the stockholders of the Company as of the first anniversary of the Effective Time may be paid to Buyer. In such event, any former stockholders of the Company who have not theretofore complied with this Article II shall thereafter look only to Buyer with respect to the Merger Consideration, any cash in lieu of any fractional shares and any unpaid dividends and distributions in respect of each share of Buyer Common Stock such stockholder is entitled to, as determined pursuant to this Agreement, in each case, without any interest thereon. Notwithstanding the foregoing, none of Buyer, the Surviving Company, the Exchange Agent or any other person shall be liable to any former holder of shares of Company Common Stock for any amount delivered in good faith to a public official pursuant to applicable abandoned property, escheat or similar laws.

(i) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by Buyer or the Exchange Agent, the posting by such person of a bond in such amount as Buyer may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration and any unpaid dividends or distributions deliverable in respect thereof pursuant to this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as disclosed in (i) the Company SEC Reports (as defined in Section 3.5(c) below) filed prior to the date of this Agreement, or (ii) the disclosure schedule (the “Company Disclosure Schedule”) delivered by the Company to Buyer prior to the execution of this Agreement (which schedule sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in this Article III, or to one or more of the Company’s covenants contained herein), the Company hereby represents and warrants to Buyer as follows:

3.1  Corporate Organization.

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power and corporate authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a material adverse effect on the Company.

(b) True, complete and correct copies of the certificate of incorporation of the Company, as amended and/or restated through the date hereof (the “Company Certificate”), and the bylaws of the Company, as amended and/or restated through the date hereof (the “Company Bylaws”), have previously been made available to Buyer.

(c) The Company has no Subsidiary other than Patriot Capital Funding LLC I (“PCF”). PCF (i) is duly formed and validly existing and in good standing under the laws of the State of Delaware, (ii) has the requisite limited liability company power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a material adverse effect on the Company. The certificate of formation and operating agreement of PCF, copies of which have previously been made available to Buyer, are true, complete and correct copies of such documents as of the date of this Agreement. As used in this Agreement, the term “Subsidiary”, when used with respect to either party, means any corporation, partnership, limited liability company or other organization, whether incorporated or unincorporated, that is consolidated with such party for financial reporting purposes under United States generally accepted accounting principles (“GAAP”) and, in the case of the Company, Article 6 of the SEC’s Regulation S-X. Section 3.1(c) of the Company Disclosure Schedule contains a detailed calculation of the total amount of the Loan Repayment that would be due if the Loan Repayment were to be made on the date of this Agreement, recognizing that such calculation made as of the Closing Date may vary.

(d) The minute books of the Company previously made available to Buyer contain true, complete and correct records of all meetings and other corporate actions held or taken since December 31, 2008 of its stockholders and Board of Directors (including committees of its Board of Directors); provided, however, that the Company has redacted such minutes to the extent necessary to omit any information concerning the potential strategic transaction involving or sale of the Company, the bidders therefor and any similar information of a confidential or sensitive nature (recognizing that complete minutes and records shall be in the possession of the Company at Closing).

3.2  Capitalization.  (a) The authorized capital stock of the Company consists of 49,000,000 shares of Company Common Stock, par value $0.01 per share, of which, as of the date of this Agreement, 21,584,251 shares, including all Company Restricted Shares, were issued and outstanding, and 1,000,000 shares of preferred stock, par value $0.01 per share (the “Company Preferred Stock”), of which, as of the date of this Agreement, no shares were issued and outstanding. As of the date of this Agreement, 633,750 Company Restricted Shares were issued and outstanding and subject to restrictions and no shares of Company Common Stock or Company Preferred Stock were reserved for issuance except for (i) 3,644,677 shares of Company Common Stock reserved for issuance in connection with Company Options under the Company Stock Option Plan that are outstanding as of the date of this Agreement, and (ii) 2,065,045 shares of Company Common Stock reserved for issuance under the Company Restricted Stock Plan. All of the issued and outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. As of the date of this Agreement, no bonds, debentures, notes or other indebtedness having the right to vote on any matters on which shareholders of the Company may vote (“Voting Debt”) are issued or outstanding. As of the date of this Agreement, except pursuant to this Agreement, including with respect to the Company Stock Plans as set forth herein, the Company does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of, or the payment of any amount based on, any shares of Company Common Stock, Company Preferred Stock, Voting Debt or any other equity securities of the Company or any securities representing the right to purchase or otherwise receive any shares of Company Common Stock, Company Preferred Stock, Voting Debt or other equity securities of the Company. As of the date of this Agreement, there are no contractual obligations of the Company or any of its Subsidiaries (A) to repurchase, redeem or otherwise acquire any shares of capital stock of the Company or any equity security of the Company or its Subsidiaries or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of the Company or its Subsidiaries or (B) pursuant to which the Company or any of its Subsidiaries is or could be required to register shares of Company capital stock or other securities under the Securities Act of 1933, as amended (the “Securities Act”).

(b) Section 3.2(b) of the Company Disclosure Schedule includes a true, complete and correct list of the aggregate number of shares of Company Common Stock issuable upon the exercise of each Company Option granted under the Company Stock Option Plan that were outstanding as of the date of this Agreement and the exercise price for each such Company Option. Other than the Company Options and Company Restricted Shares that are outstanding as of the date of this Agreement, no other equity-based awards are outstanding as of the date hereof.

(c) Except as set forth in Section 3.2(c) of the Company Disclosure Schedule, all of the issued and outstanding shares of capital stock or other equity ownership interests of each Subsidiary of the Company are owned by The Company, free and clear of any liens, pledges, charges, claims and security interests and similar encumbrances (“Liens”), and all of such shares or equity ownership interests are duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. No Subsidiary of The Company has or is bound by any outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of capital stock or any other equity security of such Subsidiary or any securities representing the right to purchase or otherwise receive any shares of capital stock or any other equity security of such Subsidiary.

3.3  Authority; No Violation.  (a) The Company has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly, validly and unanimously approved by the Company Board. Company Board has determined unanimously that this Agreement is advisable and in the best interests of the Company and its stockholders and has directed that this Agreement be submitted to the Company’s stockholders for approval and adoption at a duly held meeting of such stockholders, together with the recommendation of the Board of Directors that the stockholders approve and adopt this Agreement (the “Board Recommendation”) and has adopted a resolution to the foregoing effect. Except for the approval and adoption of this Agreement by the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote at such meeting (the “Requisite Stockholder Approval”), no other corporate proceedings on the part of the Company are necessary to approve this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company and (assuming due authorization, execution and delivery by Buyer) constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except as may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or similar laws of general applicability relating to or affecting the rights of creditors generally and subject to general principles of equity (the “Bankruptcy and Equity Exception”)).

(b) Neither the execution and delivery of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby, nor compliance by the Company with any of the terms or provisions of this Agreement, will (i) violate any provision of the Company Certificate or Company Bylaws, or (ii) assuming that the consents, approvals and filings referred to in Section 3.4 are duly obtained and/or made, (A) violate any law, judgment, order, injunction or decree applicable to Company, any of its Subsidiaries or any of their respective properties or assets or (B) except as would not, individually or in the aggregate, have a material adverse effect on the Company, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of the Company or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, franchise, permit, agreement, by-law or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound (collectively, the “Company Contracts”).

3.4  Consents and Approvals.

(a) Except for (i) the filing with the Securities and Exchange Commission (the “SEC”) of a Proxy Statement in definitive form relating to the meeting of the Company’s stockholders to be held in connection with this Agreement and the transactions contemplated by this Agreement (the “Proxy Statement”) and of a registration statement on Form N-14 (the “Form N-14”) in which the Proxy Statement will be included as a prospectus, and declaration of effectiveness of the Form N-14, (ii) the filing of the Certificate of Merger with the Delaware Secretary pursuant to the DGCL and the filing of the Articles of Merger with MDAT, (iii) any notices, consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules and regulations of any applicable industry self-regulatory organization (“SRO”), and the rules of The NASDAQ Stock Market, (iv) any notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (v) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of Buyer Common Stock pursuant to this Agreement, and (vi) compliance with the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations promulgated thereunder, no consents or approvals of or filings or registrations with any federal, state or local government or any court, administrative or regulatory agency or commission or other governmental authority or agency, domestic or foreign (each a “Governmental Entity”) and approval of or non-objection to such applications, filings and notices (the “Other Regulatory Approvals”) are necessary in connection with the execution and delivery by the Company of this Agreement or the consummation by the Company of the Merger and the other transactions contemplated by this Agreement.

(b) Except for (i) receipt of the Requisite Stockholder Approval, (ii) payment of the Loan Repayment and receipt of the relevant consents and releases under the Company Securitization Documents, (iii) consents under Company Contracts, and (iv) matters covered in the immediately preceding Section 3.4(a), no consents or approvals of any Person are necessary in connection with the execution and delivery by Company of this Agreement or the consummation by the Company of the Merger and the other transactions contemplated by this Agreement.

3.5  Reports; Regulatory Matters.

(a) The Company and each of its Subsidiaries have timely filed all reports, registrations, statements and certifications, together with any amendments required to be made with respect thereto, that they were required to file since December 31, 2005 with (i) The NASDAQ Stock Market, (ii) the SEC (other than the filing of the Company’s fidelity bond in accordance with Rule 17g-1 under the 1940 Act) and (iii) any SRO (collectively, and together with any other applicable regulatory authorities, “Regulatory Agencies”) and with each other applicable Governmental Entity, and all other reports and statements required to be filed by them since December 31, 2005, including any report or statement required to be filed pursuant to the laws, rules or regulations of the United States, any state, any foreign entity, or any Regulatory Agency or other Governmental Entity, and have paid all fees and assessments due and payable in connection therewith. Except for normal examinations conducted by a Regulatory Agency or other Governmental Entity in the ordinary course of the business of the Company and its Subsidiaries (copies of any deficiency letter of the SEC and any correspondence relating thereto having been furnished to Buyer), no Regulatory Agency or other Governmental Entity has initiated since December 31, 2005 or has pending any proceeding, enforcement action or, to the knowledge of the Company, investigation into the business, disclosures or operations of the Company or any of its Subsidiaries. Since December 31, 2005, no Regulatory Agency or other Governmental Entity has resolved any proceeding, enforcement action or, to the knowledge of the Company, investigation into the business, disclosures or operations of the Company or any of its Subsidiaries. There is no unresolved, or, to the Company’s knowledge, threatened criticism, comment, exception or stop order by any Regulatory Agency or other Governmental Entity with respect to any report or statement relating to any examinations or inspections of the Company or any of its Subsidiaries. Since December 31, 2005, there have been no formal or informal inquiries by, or disagreements or disputes with, any Regulatory Agency or other Governmental Entity with respect to the business, operations, policies or procedures of the Company or any of its Subsidiaries (other than normal examinations conducted by a Regulatory Agency or other Governmental Entity in the Company’s ordinary course of business).

(b) Neither the Company nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil money penalty by, or has been since December 31, 2005 a recipient of any supervisory letter from, or since December 31, 2005 has adopted any policies, procedures or board resolutions at the request or suggestion of, any Regulatory Agency or other Governmental Entity that currently restricts in any material respect the conduct of its business (or to the Company’s knowledge that, upon consummation of the Merger, would restrict in any material respect the conduct of the business of Buyer or any of its Subsidiaries), or that in any material manner relates to its credit, risk management or compliance policies, its internal controls, its management or its business (each item in this sentence, a “Company Regulatory Agreement”), nor has the Company or any of its Subsidiaries been advised since December 31, 2005 by any Regulatory Agency or other Governmental Entity that it is considering issuing, initiating, ordering, or requesting any such Company Regulatory Agreement.

(c) The Company has previously made available to Buyer an accurate and complete copy of each (i) final registration statement, prospectus, report, schedule and definitive proxy statement filed with or furnished to the SEC by the Company or any of its Subsidiaries pursuant to the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) since December 31, 2005 (the “Company SEC Reports”) and prior to the date of this Agreement and (ii) communication mailed by the Company to its stockholders since December 31, 2005 and prior to the date of this Agreement. No such Company SEC Report or communication, at the time filed, furnished or communicated (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except as set forth in Section 3.5(c) of the Company Disclosure Schedule and except that information as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date. As of their respective dates, all Company SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. No executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”).

3.6  Financial Statements.

(a) Except as set forth in Section 3.6(a) of the Company Disclosure Schedule, the financial statements of the Company and its Subsidiaries included in the Company SEC Reports (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of the Company and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments normal in nature and amount), (iii) complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto.

(b) The Company (i) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the chief executive officer and the chief financial officer of the Company by others within those entities and (ii) has disclosed, based on its most recent evaluation prior to the date hereof, to the Company’s outside auditors and the audit committee of Company Board (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. These disclosures, if any, were made in writing by management to the Company’s auditors and audit committee, a copy of which has previously been made available to Buyer. As of the date hereof, the Company has no reason to believe that the Company’s outside auditors, chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act, without qualification, when next due.

(c) Since December 31, 2005, (i) neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Company Board or any committee thereof or to any director or officer of the Company.

(d) Since December 31, 2005 (or such later date, if the Company only became subject to the applicable provisions, rules and regulations subsequent to December 31, 2005), the principal executive officer and the principal financial officer of the Company have complied in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act and under the Exchange Act and (ii) the applicable listing and corporate governance rules and regulations of The NASDAQ Stock Market. The principal executive officer and the principal financial officer of the Company have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to each Company SEC Document filed by the Company. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. Except as permitted in the Exchange Act, including Sections 12(k)(2) and (3), since the enactment of the Sarbanes-Oxley Act, neither the Company nor any of its Affiliates has directly or indirectly extended or maintained credit, arranged for the extension of credit, renewed the extension of credit or materially modified an extension of credit in the form of personal loans to any executive officer or director (or equivalent thereof) of the Company or PCF.

(e) The Company has delivered to Buyer copies of any written notifications it has received to date since December 31, 2005 of a (i) “significant deficiency” or (ii) “material weakness” in the Company’s internal controls. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meaning assigned to them in the Statements of Auditing Standards No. 60, as in effect on the date hereof.

3.7  Broker’s Fees.  Except for the fees of FBR Capital Markets & Co. (“FBR”), neither the Company nor any of its Subsidiaries nor any of their respective officers, directors, employees or agents has utilized any broker, finder or financial advisor or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or any other transactions contemplated by this Agreement. A true, complete and correct copy of the arrangement between FBR and the Company shall be delivered to Buyer promptly following the Effective Time.

3.8  Absence of Certain Changes or Events.  (a) Since December 31, 2008, no event or events have occurred that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Change on the Company. As used in this Agreement, the term “Material Adverse Change” means, with respect to Buyer or the Company, as the case may be, a material adverse effect in (i) the financial condition, results of operations or business of such party and its Subsidiaries taken as a whole (provided, however, that, with respect to this clause (i), a “Material Adverse Change” shall not be deemed to include effects to the extent resulting from (A) changes, after the date hereof, in GAAP or regulatory accounting requirements applicable generally to companies in the industry in which such party and its Subsidiaries operate, (B) changes, after the date hereof, in laws, rules or regulations of general applicability to companies in the industry in which such party and its Subsidiaries operate, (C) actions or omissions taken with the prior written consent of the other party, (D) changes, after the date hereof, in global or national political conditions or general economic or market conditions generally affecting other companies in the industry in which such party and its Subsidiaries operate, (E) conditions arising out of acts of terrorism, war, weather conditions or other force majeure events (F) the public disclosure of this Agreement or the transactions contemplated hereby, (G) any legal proceedings made or brought by any of the current or former stockholders of such party (on their own behalf or on behalf of the such party) arising out of or related to this Agreement or any of the transactions contemplated hereby, (H) any events of default under the Company Securitization Documents in addition to already existing events of default, (I) any changes in the liquidity position of Company that do not create material new liabilities for the Company (except to the extent that, with respect to such material new liability, Buyer has agreed to assume or fund such liability), or (J) relating to the matters set forth in Section 3.5(c) of the Company Disclosure Schedule, except, with respect to clauses (A), (B), (D) and (E), to the extent that the effects of such change are disproportionately adverse to the financial condition, results of operations or business of such party and its Subsidiaries, taken as a whole, as compared to other companies in the industry in which such party and its Subsidiaries operate) or (ii) the ability of such party to timely consummate the transactions contemplated by this Agreement.

(b) Since March 31, 2009, neither the Company nor any of its Subsidiaries has (i) except for (A) normal increases for or payments to employees (other than officers subject to the reporting requirements of Section 16(a) of the Exchange Act (the “Executive Officers”)) made in the ordinary course of business consistent with past practice or (B) as required by applicable law or contractual obligations existing as of the date hereof, increased the wages, salaries, compensation, pension, or other fringe benefits or perquisites payable to any Executive Officer or other employee or director from the amount thereof in effect as of March 31, 2009, granted any severance or termination pay, entered into any contract to make or grant any severance or termination pay (in each case, except as required under the terms of agreements or severance plans listed on Section 3.11 of the Company Disclosure Schedule, as in effect as of the date hereof), or paid any bonus other than the customary year-end bonuses in amounts consistent with past practice, (ii) granted any options to purchase shares of Company Common Stock, any restricted shares of Company Common Stock or any right to acquire any shares of its capital stock, or any right to payment based on the value of the Company’s capital stock, to any Executive Officer or other employee or director, (iii) changed any financial accounting methods, principles or practices of the Company or its Subsidiaries affecting its assets, liabilities or businesses, (iv) suffered any strike, work stoppage, slowdown, or other labor disturbance or (v) except for publicly disclosed ordinary dividends on the Company Common Stock and except for distributions by wholly-owned Subsidiaries of the Company to the Company or another wholly-owned Subsidiary of the Company, made or declared any distribution in cash or kind to its stockholders or repurchased any shares of its capital stock or other equity interests.

3.9  Legal Proceedings.  (a) Except as set forth in Section 3.9 of the Company Disclosure Schedule, neither the Company nor any of its Subsidiaries is a party to any, and there are no pending or, to the best of the Company’s knowledge, threatened, legal, administrative, arbitral or other proceedings, claims, actions, suits or governmental or regulatory investigations of any nature against the Company or any of its Subsidiaries or to which any of their assets are subject.

(b) There is no judgment, settlement agreement, order, injunction, decree or regulatory restriction (other than those of general application that apply to similarly situated companies or their Subsidiaries) imposed upon the Company, any of its Subsidiaries or the assets of the Company or any of its Subsidiaries (or that, upon consummation of the Merger, would apply to Buyer or any of its Subsidiaries).

3.10  Taxes and Tax Returns.

(a) Each of the Company and its Subsidiaries (i) has duly and timely filed (including all applicable extensions) all federal, state, local and foreign income and other material Tax Returns required to be filed by it on or prior to the date of this Agreement and all such Tax Returns are accurate and complete, (ii) has paid all Taxes shown thereon as due and (iii) has duly paid or made provision for the payment of all Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon the Company or any Subsidiary for which the Company does not have reserves that are adequate under GAAP. Neither the Company nor any Subsidiary is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among the Company and its Subsidiaries as described in the Company Disclosure Schedule). Within the past five years (or otherwise as part of a “plan (or series of related transactions)” within the meaning of Section 355(e) of the Code of which the Merger is also a part), neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in a distribution intended to qualify under Section 355(a) of the Code. Neither the Company nor any of its Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the Internal Revenue Service (the “IRS”) and no pending request for permission to change any accounting method has been submitted by the Company or any of its Subsidiaries.

(b) Effective as of August 1, 2005, the Company made a valid election under Subchapter M of Chapter 1 of the Code to be taxed as a regulated investment company. The Company has qualified as a regulated investment at all times subsequent to August 1, 2005, and expects to qualify as such for its current taxable year ending on the Closing Date. At all times since August 1, 2005 the Company has satisfied the distribution requirements imposed on a regulated investment company under Section 852 of the Code and will either (i) satisfy such distribution requirements for its current taxable year ending on the Closing Date or (ii) make a Final Company Dividend declaration as set forth in Section 2.3(c). For any taxable year commencing prior to August 1, 2005 during which the Company was not a regulated investment company, the Company has no outstanding Taxes for which it does not have reserves adequate under GAAP. The Company has no “earnings and profits” accumulated in any taxable year in which the Company was not a regulated investment company under Subchapter M of Chapter 1 of the Code.

(c) PCF is classified (and at all times during its existence, has been classified) as a disregarded entity for federal tax purposes under Section 301.7701-3 of the Income Tax Regulations. On the Company Disclosure Schedule, the Company has provided a description of the nature of the business conducted by PCF and listed the assets held by PCF as of June 30, 2009.

(d) As used in this Agreement, the term “Tax” or “Taxes” means (i) all federal, state, local, and foreign income, excise, gross receipts, gross income, ad valorem, profits, gains, property, capital, sales, transfer, use, payroll, employment, severance, withholding, duties, intangibles, franchise, backup withholding, value added and other taxes, charges, levies or like assessments together with all penalties and additions to tax and interest thereon and (ii) any liability for Taxes described in clause (i) above under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law).

(e) As used in this Agreement, the term “Tax Return” means a report, return or other information (including any amendments) required to be supplied to a governmental entity with respect to Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes the Company or any of its Subsidiaries.

(f) The Company and its Subsidiaries have complied in all material respects with all applicable laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442 and 3402 of the Code or any comparable provision of any state, local or foreign laws) and have, within the time and in the manner prescribed by applicable law, withheld from and paid over all amounts required to be so withheld and paid over under applicable laws.

(g) There are no limitations on the utilization of the built-in-losses, capital losses or other similar items of the Company and its Subsidiaries under Section 382, 384 or 269 of the Code (or any similar state, local or foreign law).

(h) Neither the Company nor any Subsidiary has any liability for Taxes of any person or entity other than the Company or any Subsidiary (i) under Section 1.1502-6 of the Treasury regulations (or any similar provision of state, local or foreign Law), (ii) as a transferee or successor, or (iii) by contract or otherwise.

(i) There are no liens for Taxes upon the assets of the Company or any of the Subsidiaries, except for liens for Taxes not yet due and payable and liens for Taxes that are both being contested in good faith and adequately reserved for in accordance with GAAP.

(j) Neither the Company nor any Subsidiary is or has been required to make any disclosure to the IRS pursuant to Section 6011 of the Code or Section 1.6011-4 of the Treasury regulations promulgated thereunder.

(k) Neither the Company nor any Subsidiary is, or has been at any time since the date that is five years prior to the date hereof, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.

(l) Neither the Company nor any Subsidiary has granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax Return that is outstanding, nor any request for such waiver or consent has been made.

3.11  Employee Matters.

(a) Section 3.11(a) of the Company Disclosure Schedule sets forth a true, complete and correct list of each “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not subject to ERISA, and each employment, consulting, bonus, incentive or deferred compensation, vacation or other paid time off, stock option or other equity-based, severance, termination, retention, change of control, profit-sharing, welfare benefit, fringe benefit, retirement or other similar plan, program, agreement, arrangement or commitment for the benefit of any employee, former employee, director or former director of the Company or any of its Subsidiaries entered into, maintained or contributed to, or required to be maintained or contributed to by the Company, any of its Subsidiaries or any Person or entity that, together with the Company, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code, (each such person or entity, an “ERISA Affiliate”) (such plans, programs, agreements, arrangements and commitments, herein referred to as the “Company Benefit Plans”).

(b) With respect to each Company Benefit Plan, the Company has made available to Buyer true, complete and correct copies of the following (as applicable): (i) the written document evidencing such Company Benefit Plan or, with respect to any such plan that is not in writing, a written description of the material terms thereof, (ii) the summary plan description, (iii) the two (2) most recent annual reports, financial statements and/or actuarial reports, (iv) the most recent determination letter from the IRS, (v) the two (2) most recent Form 5500s required to have been filed with the IRS, including all schedules thereto and (vi) any related trust agreements or documents of any other funding arrangements.

(c) (i) Each Company Benefit Plan has been administered in accordance with its terms in all material respects, (ii) all Company Benefit Plans are in compliance with the applicable provisions of ERISA, the Code and all other applicable laws, including Section 409A of the Code in all material respects, (iii) no non-exempt “prohibited transaction” (as defined in Section 4975 of the Code or Section 406 of ERISA) has occurred with respect to any Company Benefit Plan, (iv) all contributions to, and payments from, the Company Benefit Plans have been made in accordance with the terms of the Company Benefit Plans, ERISA, the Code and all other applicable laws in all material respects, (v) in all material respects all reports, returns and similar documents with respect to the Company Benefit Plans required to be filed with any Governmental Entity or distributed to any Company Benefit Plan participant have been duly and timely filed or distributed and (vi) there are no current or, to the Company’s knowledge, threatened investigations by any Governmental Entity, termination proceedings, or other claims by any Person (except routine claims for benefits) with respect to the Company Benefit Plans.

(d) None of the Company Benefit Plans are pension benefit plans (within the meaning of ERISA) subject to Title IV of ERISA and no liability has been incurred by the Company or any ERISA Affiliate under Title IV of ERISA that has not been satisfied in full and no condition exists that presents a risk of such liability. No Company Benefit Plan is a multiemployer plan (as defined in Section 3(37) of ERISA). No Company Benefit Plan provides for healthcare benefits after termination of employment or service as a director, except as required by applicable law.

(e) Neither the execution of this Agreement, nor the consummation of the transactions contemplated hereby (either alone or in connection with any event) will (i) entitle any employee of the Company or its Subsidiaries to severance pay or any increase in severance pay upon any termination of employment after the date hereof, except as set forth in Section 3.11(e)(i) of the Company Disclosure Schedule, (ii) accelerate the time of payment or vesting or result in any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or result in any other material obligation pursuant to, any of the Company Benefit Plans, except as set forth in Section 3.11(e)(ii) of the Company Disclosure Schedule, (iii) limit or restrict the right of the Company or its Subsidiaries to merge, amend or terminate any of the Company Benefit Plans or (iv) result in payments by the Company or its Subsidiaries under any of the Company Benefit Plans which would not be deductible by the Company or its Subsidiaries under Section 162(m) or Section 280G of the Code, except as set forth in Schedule 3.11(e)(iv) of the Company Disclosure Schedule.

(f) Neither the Company nor any of its Subsidiaries is a party to or bound by any labor or collective bargaining agreement and there are no organizational campaigns, petitions or other activities or proceedings of any labor union, workers’ council or labor organization seeking recognition of a collective bargaining unit with respect to, or otherwise attempting to represent, any of the employees of the Company or any of its Subsidiaries or compel the Company or any of its Subsidiaries to bargain with any such labor union, works council or labor organization. There are no labor related controversies, strikes, slowdowns, walkouts or other work stoppages pending or, to the knowledge of the Company, threatened and neither the Company nor any of its Subsidiaries has experienced any such labor related controversy, strike, slowdown, walkout or other work stoppage within the past three years.

(g) Neither the Company nor any of its Subsidiaries is a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Entity relating to employees or employment practices. (i) Each of the Company and its Subsidiaries are in compliance in all material respects with all applicable laws relating to labor, employment, termination of employment or similar matters, including but not limited to laws relating to discrimination, disability, labor relations, hours of work, payment of wages and overtime wages, pay equity, immigration, workers compensation, working conditions, employee scheduling, occupational safety and health, family and medical leave, and employee terminations, and have not engaged in any unfair labor practices or similar prohibited practices and (ii) there are no complaints, lawsuits, arbitrations, administrative proceedings, or other proceedings of any nature pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries brought by or on behalf of any applicant for employment, any current or former employee, any person alleging to be a current or former employee, any class of the foregoing, or any Governmental Entity, relating to any such law or regulation, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship.

3.12  Compliance with Applicable Law.  The Company and each of its Subsidiaries hold all licenses, franchises, permits and authorizations necessary for the lawful conduct of their respective businesses under and pursuant to each, and have complied in all respects with and are not in default in any respect under any, law applicable to the Company or any of its Subsidiaries, except for such failures, non-compliance or defaults that would not, individually or in the aggregate, have a material adverse effect on the Company.

3.13  Certain Contracts.  (a) Except as set forth in Section 3.13 of the Company Disclosure Schedule or as expressly contemplated by this Agreement, neither the Company nor any of its Subsidiaries is a party to or bound by any contract, arrangement, commitment or understanding (whether written or oral) (i) which, upon execution of this Agreement or consummation or stockholder approval of the transactions contemplated by this Agreement will (either alone or upon the occurrence of any additional acts or events) result in any payment or benefits (whether of severance pay or otherwise) becoming due from Buyer, the Company, the Surviving Company, or any of their respective Subsidiaries to any Executive Officer or employee of the Company or any of its Subsidiaries, (ii) that is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement that has not been filed or incorporated by reference in the Company SEC Reports filed prior to the date hereof or (iii) including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the execution of this Agreement, the occurrence of any stockholder approval or the consummation of any of the transactions contemplated by this Agreement, or the value of any of the benefits of which will be calculated on the basis of or affected by any of the transactions contemplated by this Agreement.

(b) Except as set forth in Section 3.13 of the Company Disclosure Schedule, (i) each Company Contract is valid and binding on the Company or its applicable Subsidiary, enforceable against it in accordance with its terms (subject to the Bankruptcy and Equity Exception), and is in full force and effect, (ii) the Company and each of its Subsidiaries and, to the Company’s knowledge, each other party thereto has duly performed all obligations required to be performed by it to date under each Company Contract and (iii) other than with respect to the Company Securitization Documents, no event or condition exists that constitutes or, after notice or lapse of time or both, will constitute, a breach, violation or default on the part of the Company or any of its Subsidiaries or, to the Company’s knowledge, any other party thereto under any such Company Contract. Other than with respect to the Company Securitization Documents, or as set forth in Section 3.13 of the Company Disclosure Schedule, there are no disputes pending or, to the Company’s knowledge, threatened with respect to any Company Contract.

(c) Section 3.13 of the Company Disclosure Schedule sets forth each portfolio asset held by the Company and its Subsidiaries on June 30, 2009 together with the internal credit quality rating of such asset as of June 30, 2009, a notation of any such asset that is on non-accrual status as of June 30, 2009 or that is in default (whether payment or otherwise) and a statement as to the percentage of the aggregate unpaid principal amount of the indebtedness included in the Company’s total assets as of June 30, 2009 that have an internal credit quality rating of 4 or 5 as of June 30, 2009 or as to which one of the foregoing notations is made on such listing.

3.14  Investment Securities.  Each of the Company and its Subsidiaries has good title to all securities (including any evidence of indebtedness) owned by it, free and clear of any Liens, except (a) for those Liens or restrictions arising under the Organizational Documents of the issuers of such securities, (b) to the extent such securities are pledged in connection with the Company Securitization Documents, (c) for restrictions on transferability arising under federal or state securities laws or (d) for Liens or restrictions which would not individually or in the aggregate be material with respect to the value, ownership or transferability of such securities. Such securities are valued on the books of the Company in accordance with GAAP and the 1940 Act in all material respects. For purposes of this Agreement, the term “Organizational Documents” shall mean, with respect to a Person other than a natural person, (i) the articles or certificate of incorporation and the bylaws of a corporation; (ii) the certificate of formation and operating agreement of a limited liability company, (iii) the partnership agreement and any statement of partnership of a general partnership; (iv) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (v) any charter or similar document adopted or filed in connection with the creation, formation, or organization of any other Person; (vi) any stockholder or similar agreement among holders of securities of an issuer, and (vii) any amendment to any of the foregoing.

3.15  Property.  The Company or one of its Subsidiaries (a) has good and marketable title to all the properties and assets (excluding securities, which are addressed in Section 3.14 above) reflected in the latest audited balance sheet included in such Company SEC Reports as being owned by the Company or one of its Subsidiaries or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business) (the “Owned Properties”), free and clear of all Liens of any nature whatsoever, except (i) statutory Liens securing payments not yet due, (ii) Liens relating to the Company Securitization Documents, (iii) easements, rights of way, and other similar encumbrances that do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties and (iv) such imperfections or irregularities of title or Liens as do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties (collectively, “Permitted Encumbrances”), and (b) is the lessee of all leasehold estates reflected in the latest audited financial statements included in such Company SEC Reports or acquired after the date thereof (except for leases that have expired by their terms since the date thereof) (the “Leased Properties” and, collectively with the Owned Properties, the “Real Property”), free and clear of all Liens of any nature whatsoever, except for Permitted Encumbrances, and is in possession of the properties purported to be leased thereunder, and each such lease is valid without default thereunder by the lessee or, to the Company’s knowledge, the lessor.

3.16  Intellectual Property.  The Company owns or possesses sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct its business as now conducted and as described in the Company SEC reports, except where the failure to own or possess such rights would not reasonably be expected to result in a material adverse effect on the Company; and the expected expiration of any of such Intellectual Property Rights would not result in a material adverse effect on the Company. To the Company’s knowledge, none of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the Company’s knowledge, any of its officers, directors or employees in violation of the rights of any persons, except to the extent that any such violation would not reasonably be expected to result in a material adverse effect on the Company.

3.17  State Takeover Laws.  The Company Board has unanimously approved this Agreement and the transactions contemplated hereby as required to render inapplicable to this Agreement and such transactions the restrictions on “business combinations” set forth in Section 203 of the DGCL or any other “moratorium,” “control share,” “fair price,” “takeover” or “interested stockholder” law (any such laws, “Takeover Statutes”).

3.18  Interested Party Transactions.  Except as set forth in the Company SEC Documents, no event has occurred since December 31, 2008 that would be required to be reported by the Company pursuant to Item 404(a) of Regulation S-K promulgated by the SEC.

3.19  Reorganization; Approvals.  As of the date of this Agreement, the Company (a) is not aware of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code and (b) knows of no reason why all regulatory approvals from any Governmental Entity required for the consummation of the transactions contemplated by this Agreement should not be obtained on a timely basis.

3.20  Opinion.  The Company Board has received the opinion of FBR to the effect that, subject to certain assumptions, limitations, qualifications and other matters, the Exchange Ratio set forth in this Agreement is fair, from a financial point of view, to the holders of Company Common Stock; it being agreed that Buyer is not entitled to rely upon such opinion.

3.21  Company Information.  The information relating to the Company and its Subsidiaries that is provided by the Company or its representatives for inclusion in the Proxy Statement and Form N-14, or in any application, notification or other document filed with any other Regulatory Agency or other Governmental Entity in connection with the transactions contemplated by this Agreement, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The portions of the Proxy Statement relating to the Company and its Subsidiaries and other portions within the reasonable control of the Company and its Subsidiaries will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

3.22  Undisclosed Liabilities.  The Company and PCF do not have any liabilities or obligations, known or unknown, contingent or otherwise, except (i) liabilities and obligations in the respective amounts reflected on or reserved against in the consolidated balance sheet of the Company and PCF included in the financial statements of the Company (or readily apparent in the notes thereto), and (ii) liabilities and obligations incurred in a commercially reasonable manner consistent with industry practice since the date of such balance sheet.

3.23  Insurance.  The Company and PCF maintain policies of insurance in such amounts and against such risks as are customary in the industries in which the Company and PCF operate. Except as would not be reasonably expected to have a material adverse effect on the Company, all such insurance policies are in full force and effect and will not in any way be affected by, or terminate or lapse by reason of, the execution (but not the performance) of this Agreement.

3.24  Environmental Matters.  Except as would not, individually or in the aggregate, have a material adverse effect on the Company and its Subsidiaries, taken as a whole, there are no legal, administrative, arbitral or other proceedings, claims, actions, causes of action or notices with respect to any environmental, health or safety matters or any private or governmental environmental, health or safety investigations or remediation activities of any nature with respect to any real property owned by the Company or its Subsidiaries seeking to impose, or that are reasonably likely to result in, any liability or obligation of the Company or any of its Subsidiaries arising under any local, state or federal environmental, health or safety statute, regulation, ordinance, or other requirement of any Governmental Entity, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, and any similar state laws (collectively, “Environmental Laws”), pending or threatened against the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is subject to any agreement, order, judgment, decree, letter or memorandum by or with any Governmental Entity or third party imposing any liability or obligation with respect to any of the foregoing.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

Except as disclosed in (i) the Buyer SEC Reports (as defined in Section 4.5(c) below) filed prior to the date of this Agreement, or (ii) the disclosure schedule (the “Buyer Disclosure Schedule”) delivered by Buyer to the Company prior to the execution of this Agreement (which schedule sets forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more representations or warranties contained in this Article IV, or to one or more of Buyer’s covenants contained herein, Buyer represents and warrants to the Company as follows:

4.1  Corporate Organization.  (a) Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. Buyer has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a material adverse effect on Buyer. True, complete and correct copies of the Organizational Documents of Buyer, as in effect as of the date of this Agreement, have previously been made available to the Company.

(b) Buyer has no Subsidiary other than Prospect Capital Funding LLC. Prospect Capital Funding LLC (i) is duly formed and validly existing and in good standing under the laws of the State of Delaware, (ii) has the requisite limited liability company power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted and (iii) is duly qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a material adverse effect on Buyer.

4.2  Capitalization.  The authorized capital stock of Buyer consists of 100,000,000 shares of stock, initially consisting of 100,000,000 shares of Buyer Common Stock. As of the date hereof (a) 48,415,358 shares of Buyer Common Stock were issued and outstanding, and (b) no unissued shares of stock have been classified, and no previously classified but unissued shares of stock of any class or series have been reclassified, as preferred stock. As of the date of this Agreement, no shares of Buyer Common Stock were held in Buyer’s treasury. As of the date of this Agreement, no shares of Buyer Common Stock were reserved for issuance. All of the issued and outstanding shares of Buyer Common Stock have been (duly authorized and validly issued, and are fully paid, non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof). The Merger Shares, when issued as contemplated by this Agreement, (a) will be validly issued, fully paid, non-assessable and free preemptive rights, with no personal liability attaching to the ownership thereof and (b) will be issued in accordance with the requirements of the 1940 Act. As of the date of this Agreement, no Voting Debt of Buyer is issued or outstanding. As of the date of this Agreement, except pursuant to this Agreement, Buyer’s dividend reinvestment plan and stock repurchase plans entered into by Buyer from time to time, Buyer does not have and is not bound by any outstanding subscriptions, options, warrants, calls, rights, commitments or agreements of any character calling for the purchase or issuance of any shares of Buyer Common Stock, Buyer preferred stock, Voting Debt of Buyer or any other equity securities of Buyer or any securities representing the right to purchase or otherwise receive any shares of Buyer Common Stock, Buyer preferred stock, Voting Debt of Buyer or other equity securities of Buyer.

4.3  Authority; No Violation.  (a) Buyer has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, including the Loan Repayment. The execution and delivery of this Agreement and the consummation of the transactions contemplated (including the Loan Repayment) hereby have been duly and validly approved by the Buyer Board and no other corporate proceedings on the part of Buyer are necessary to approve this Agreement or to consummate the transactions contemplated hereby, including the Loan Repayment. This Agreement has been duly and validly executed and delivered by Buyer and (assuming due authorization, execution and delivery by the Company) constitutes the valid and binding obligation of each of Buyer, enforceable against Buyer in accordance with its terms (subject to the Bankruptcy and Equity Exception).

(b) Neither the execution and delivery of this Agreement by Buyer nor the consummation by Buyer of the transactions contemplated hereby (including the Loan Repayment), nor compliance by Buyer with any of the terms or provisions of this Agreement, will (i) violate any provision of the Organizational Documents of Buyer, or (ii) assuming that the consents, approvals and filings referred to in Section 4.4 are duly obtained and/or made, (A) violate any law, judgment, order, injunction or decree applicable to Buyer or any of its Subsidiaries, properties or assets or (B) except as would not, individually or in the aggregate, have a material adverse effect on Buyer, violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination or cancellation under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Buyer or any of its Subsidiaries under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Buyer or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets is bound.

4.4  Consents and Approvals.  Except for (i) the filing with the SEC of the Proxy Statement and the filing and declaration of effectiveness of the Form N-14, (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware pursuant to the DGCL, (iii) the filing of the Articles of Merger with MDAT pursuant to the MGCL, (iv) any notices, consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules and regulations of any applicable SRO, and the rules of The NASDAQ Stock Market, (v) any notices or filings that may be required under the HSR Act and (vi) such filings and approvals as are required to be made or obtained under the securities or “Blue Sky” laws of various states in connection with the issuance of the shares of Buyer Common Stock pursuant to this Agreement, no consents or approvals of or filings or registrations with any Governmental Entity, and no Other Regulatory Approvals are necessary in connection with the execution and delivery by Buyer of this Agreement or the consummation by Buyer of the Merger or the other transactions contemplated by this Agreement.

4.5  Reports; Regulatory Matters.

(a) Buyer and each of its Subsidiaries have timely filed all reports, registration statements, proxy statements and other materials, together with any amendments required to be made with respect thereto, that they were required to file since December 31, 2005 with the Regulatory Agencies and each other applicable Governmental Entity, and all other reports and statements required to be filed by them since December 31, 2005, including any report or statement required to be filed pursuant to the laws, rules or regulations of the United States, any state, any foreign entity, or any Regulatory Agency or other Governmental Entity, and have paid all fees and assessments due and payable in connection therewith. Except for normal examinations conducted by a Regulatory Agency or other Governmental Entity in the ordinary course of the business of Buyer and its Subsidiaries (copies of any deficiency letter of the SEC and any correspondence relating thereto having been furnished to the Company), no Regulatory Agency or other Governmental Entity has initiated since December 31, 2005 or has pending any proceeding, enforcement action or, to the knowledge of Buyer, investigation into the business, disclosures or operations of Buyer or any of its Subsidiaries. Since December 31, 2005, no Regulatory Agency or other Governmental Entity has resolved any proceeding, enforcement action or, to the knowledge of Buyer, investigation into the business, disclosures or operations of Buyer or any of its Subsidiaries. There is no unresolved violation, criticism, comment or exception by any Regulatory Agency or other Governmental Entity with respect to any report or statement relating to any examinations or inspections of Buyer or any of its Subsidiaries. Since December 31, 2005 there has been no formal or informal inquiries by, or disagreements or disputes with, any Regulatory Agency or other Governmental Entity with respect to the business, operations, policies or procedures of Buyer or any of its Subsidiaries (other than normal examinations conducted by a Regulatory Agency or other Governmental Entity in Buyer’s ordinary course of business).

(b) Neither Buyer nor any of its Subsidiaries is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been since December 31, 2005 a recipient of any supervisory letter from, or has been ordered to pay any civil money penalty by, or since December 31, 2005 has adopted any policies, procedures or board resolutions at the request or suggestion of, any Regulatory Agency or other Governmental Entity that currently restricts in any material respect the conduct of its business or that in any material manner relates to its credit, risk management or compliance policies, its internal controls, its management or its business (each, a “Buyer Regulatory Agreement”), nor has Buyer or any of its Subsidiaries been advised since December 31, 2005 by any Regulatory Agency or other Governmental Entity that it is considering issuing, initiating, ordering or requesting any such Buyer Regulatory Agreement.

(c) Buyer has previously made available to the Company an accurate and complete copy of each (i) final registration statement, prospectus, report, schedule and definitive proxy statement filed with or furnished to the SEC by Buyer pursuant to the Securities Act or the Exchange Act since December 31, 2005 (the “Buyer SEC Reports”) and prior to the date of this Agreement and (ii) communication mailed by Buyer to its stockholders since December 31, 2005 and prior to the date of this Agreement. No such Buyer SEC Report or communication, at the time filed, furnished or communicated (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances in which they were made, not misleading, except that information as of a later date (but before the date of this Agreement) shall be deemed to modify information as of an earlier date. As of their respective dates, all Buyer SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto. No executive officer of Buyer has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act.

4.6  Financial Statements.

(a) The financial statements of Buyer and its Subsidiaries included (or incorporated by reference) in the Buyer SEC Reports (including the related notes, where applicable) (i) have been prepared from, and are in accordance with, the books and records of Buyer and its Subsidiaries, (ii) fairly present in all material respects the consolidated results of operations, cash flows, changes in stockholders’ equity and consolidated financial position of Buyer and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject in the case of unaudited statements to recurring year-end audit adjustments normal in nature and amount), (iii) complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and (iv) have been prepared in accordance with GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements or in the notes thereto. The books and records of Buyer and its Subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements and reflect only actual transactions.

(b) Neither Buyer nor any of its Subsidiaries has any material liability or obligation of any nature whatsoever required by GAAP to be reserved for in a balance sheet (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for those liabilities that are reflected or reserved against on the consolidated balance sheet of Buyer included in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 (including any notes thereto) and for liabilities and obligations incurred in a commercially reasonable manner since the date of such balance sheet.

(c) Buyer (i) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to Buyer, including its consolidated Subsidiaries, is made known to the chief executive officer and the chief financial officer of Buyer by others within those entities and (ii) has disclosed, based on its most recent evaluation prior to the date hereof, to Buyer’s outside auditors and the audit committee of Buyer’s Board (A) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) which are reasonably likely to adversely affect Buyer’s ability to record, process, summarize and report financial information and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in Buyer’s internal control over financial reporting. These disclosures, if any, were made in writing by management to Buyer’s auditors and audit committee, a copy of which has previously been made available to the Company. As of the date hereof, there is no reason to believe that Buyer’s outside auditors, chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of the Sarbanes-Oxley Act, without qualification, when next due.

(d) Since December 31, 2005, (i) neither Buyer nor any of its Subsidiaries nor, to the knowledge of the officers of Buyer, any director, officer, employee, auditor, accountant or representative of Buyer or any of its Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of Buyer or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that Buyer or any of its Subsidiaries has engaged in questionable accounting or auditing practices and (ii) no attorney representing Buyer or any of its Subsidiaries, whether or not employed by Buyer or any of its Subsidiaries, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by Buyer or any of its officers, directors, employees or agents to the Buyer Board or any committee thereof or to any director or officer of Buyer.

(e) Since December 31, 2005 (or such later date, if Buyer only became subject to the applicable provisions, rules and regulations subsequent to December 31, 2005), the principal executive officer and the principal financial officer of Buyer have complied in all material respects with (1) the applicable provisions of the Sarbanes-Oxley Act and under the Exchange Act and (ii) the applicable listing and corporate governance rules and regulations of The NASDAQ Stock Market. The principal executive officer and the principal financial officer of Buyer have made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act with respect to each Buyer SEC Document filed by the Company. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. Except as permitted in the Exchange Act, including Sections 12(k)(2) and (3), since the enactment of the Sarbanes-Oxley Act, neither Buyer nor any of its Affiliates has directly or indirectly extended or maintained credit, arranged for the extension of credit, renewed the extension of credit or materially modified an extension of credit in the form of personal loans to any executive officer or director (or equivalent thereof) of Buyer.

(f) Buyer has delivered to the Company copies of any written notifications it has received to date since December 31, 2005 of a (i) “significant deficiency” or (ii) “material weakness” in Buyer’s internal controls. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meaning assigned to them in the Statements of Auditing Standards No. 60, as in effect on the date hereof.

4.7  Broker’s Fees.  Neither Buyer nor any of its Subsidiaries nor any of their respective officers or directors has employed any broker or finder or incurred any liability for any broker’s fees, commissions or finder’s fees in connection with the Merger or related transactions contemplated by this Agreement.

4.8  Absence of Certain Changes or Events.  Since December 31, 2008, no event or events have occurred that have had or would reasonably be expected to have a Material Adverse Change on Buyer.

4.9  Legal Proceedings.

(a) Neither Buyer nor any of its Subsidiaries is a party to any, and there are no pending or, to the best of Buyer’s knowledge, threatened, legal, administrative, arbitral or other proceedings, claims, actions or governmental or regulatory investigations of any nature against Buyer or any of its Subsidiaries or to which any of their assets are subject that, if decided adversely to Buyer and its Subsidiaries, would have a material adverse effect on Buyer.

(b) There is no judgment, order, injunction, decree or regulatory restriction other than those of general application that apply to similarly situated companies or their Subsidiaries imposed upon Buyer, any of its Subsidiaries or the assets of the Buyer or any of its Subsidiaries that has or could have a material adverse effect on Buyer.

4.10  Taxes and Tax Returns.  (a) Each of Buyer and its Subsidiaries has duly and timely filed (including all applicable extensions) all material Tax Returns required to be filed by it on or prior to the date of this Agreement (all such Tax Returns being accurate and complete in all material respects), has paid all Taxes shown thereon as arising and has duly paid or made provision for the payment of all material Taxes that have been incurred or are due or claimed to be due from it by federal, state, foreign or local taxing authorities other than Taxes that are not yet delinquent or are being contested in good faith, have not been finally determined and have been adequately reserved against under GAAP. There are no material disputes pending, or written claims asserted, for Taxes or assessments upon Buyer nor any Subsidiary for which Buyer does not have reserves that are adequate under GAAP. Neither Buyer nor any Subsidiary is a party to or is bound by any Tax sharing, allocation or indemnification agreement or arrangement (other than such an agreement or arrangement exclusively between or among Buyer and its Subsidiaries). Neither Buyer nor any of its Subsidiaries is required to include in income any adjustment pursuant to Section 481(a) of the Code, no such adjustment has been proposed by the IRS and no pending request for permission to change any accounting method has been submitted by Buyer or any of its Subsidiaries.

(b) Effective as of April 16, 2004, the Buyer made a valid election under Subchapter M of Chapter 1 of the Code to be taxed as a regulated investment company. The Buyer has qualified as a regulated investment at all times subsequent to April 16, 2004, and expects to qualify as such for its current taxable year. For any taxable year commencing prior to April 16, 2004 during which the Buyer was not a regulated investment company, the Buyer has no outstanding Taxes for which it does not have reserves adequate under GAAP. The Buyer has no “earnings and profits” accumulated in any taxable year in which the Buyer was not a regulated investment company under Subchapter M of Chapter 1 of the Code.

(c) Buyer and its Subsidiaries have complied in all material respects with all applicable laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442 and 3402 of the Code or any comparable provision of any state, local or foreign laws) and have, within the time and in the manner prescribed by applicable law, withheld from and paid over all amounts required to be so withheld and paid over under applicable laws.

(d) There are no limitations on the utilization of the built-in-losses, capital losses or other similar items of the Buyer and its Subsidiaries under Section 382, 384 or 269 of the Code (or any similar state, local or foreign law).

(e) No Buyer or Subsidiary has any liability for Taxes of any person or entity other than the Buyer or any Subsidiary (i) under Section 1.1502-6 of the Treasury regulations (or any similar provision of state, local or foreign Law), (ii) as a transferee or successor, or (iii) by contract or otherwise.

(f) There are no liens for Taxes upon the assets of the Buyer or any of the Subsidiaries, except for liens for Taxes not yet due and payable and liens for Taxes that are both being contested in good faith and adequately reserved for in accordance with GAAP.

(g) No Buyer or Subsidiary is or has been required to make any disclosure to the IRS pursuant to Section 6011 of the Code or Section 1.6011-4 of the Treasury regulations promulgated thereunder.

(h) No Buyer or Subsidiary is, or has been at any time since the date that is five years prior to the date hereof, a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code.

(i) No Buyer or Subsidiary has granted any waiver, extension, or comparable consent regarding the application of the statute of limitations with respect to any Taxes or Tax Return that is outstanding, nor any request for such waiver or consent has been made.

4.11  Compliance with Applicable Law.  Buyer and each of its Subsidiaries hold all licenses, franchises, permits and authorizations necessary for the lawful conduct of their respective businesses under and pursuant to each, and have complied in all respects with and are not in default in any respect under any, law applicable to Buyer or any of its Subsidiaries, except as would not, individually or in the aggregate, have a material adverse effect on Buyer.

4.12  Reorganization; Approvals.  As of the date of this Agreement, Buyer (a) is not aware of any fact or circumstance that could reasonably be expected to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code, and (b) knows of no reason why all regulatory approvals from any Governmental Entity required for the consummation of the transactions contemplated by this Agreement should not be obtained on a timely basis.

4.13  Buyer Information.  The information relating to Buyer and its Subsidiaries that is provided by Buyer or its representatives for inclusion in the Proxy Statement and the Form N-14, or in any application, notification or other document filed with any other Regulatory Agency or other Governmental Entity in connection with the transactions contemplated by this Agreement, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they are made, not misleading. The portions of the Proxy Statement relating to Buyer and its Subsidiaries and other portions within the reasonable control of Buyer and its Subsidiaries will comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder. The Form N-14 will comply in all material respects with the provisions of the Securities Act and the rules and regulations thereunder.

4.14  No Financing Condition.  Buyer has sufficient immediately available funds in cash or cash equivalents, or available under lines of credit in effect as of the date hereof, and at Closing will have sufficient immediately available funds in cash or cash equivalents, in each case as necessary to pay the full amount of the Loan Repayment and to perform its obligations with respect to the transactions contemplated by this Agreement.

4.15  Undisclosed Liabilities.  Buyer and its Subsidiaries do not have any liabilities or obligations, known or unknown, contingent or otherwise, except (i) liabilities and obligations in the respective amounts reflected on or reserved against in the consolidated balance sheet of Buyer and its Subsidiaries included in the financial statements of Buyer (or readily apparent in the notes thereto), and (ii) liabilities and obligations incurred in a commercially reasonable manner since the date of such balance sheet.

4.16  Insurance.  Buyer and its Subsidiaries maintain policies of insurance in such amounts and against such risks as are customary in the industries in which Buyer and its Subsidiaries operate. Except as would not reasonably be expected to have a material adverse effect on Buyer, all such insurance policies are in full force and effect and will not in any way be affected by, or terminate or lapse by reason of, this Agreement or the consummation of any of the transactions contemplated hereby.

4.17  Environmental Matters.  Except as would not, individually or in the aggregate, have a material adverse effect on Buyer, there are no legal, administrative, arbitral or other proceedings, claims, actions, causes of action or notices with respect to any environmental, health or safety matters or any private or governmental environmental, health or safety investigations or remediation activities of any nature with respect to any real property owned by the Buyer or its Subsidiaries seeking to impose, or that are reasonably likely to result in, any liability or obligation of Buyer or any of its Subsidiaries arising under any Environmental Laws, pending or threatened against Buyer or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is subject to any material agreement, order, judgment, decree, letter or memorandum by or with any Governmental Entity or third party imposing any liability or obligation with respect to any of the foregoing.

4.18  Investment Adviser and Administrator.

(a) Prospect Capital Management LLC (the “Investment Adviser”) is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. Prospect Administration LLC (the “Administrator”) is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware. True, complete and correct copies of the Organizational Documents of Investment Adviser and Administrator, each as in effect as of the date of this Agreement, have previously been made available to the Company. Each of Investment Adviser and Administrator has the requisite corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have a material adverse effect on the Buyer.

(b) Since the respective dates as of which information is given in the Buyer SEC Reports, except as otherwise stated therein, there has been no material adverse change in the operations, affairs or regulatory status of the Investment Adviser or the Administrator that would reasonably be expected to result in a material adverse effect on the Buyer.

(c) The Investment Adviser is duly registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 and is not prohibited by such act or the 1940 Act from acting as the investment adviser of Buyer under the Investment Advisory Agreement as contemplated by the Buyer SEC Reports. There does not exist any proceeding or, to the Buyer’s knowledge, any facts or circumstances the existence of which would be reasonably adversely affect the registration of the Investment Adviser with the SEC or the ability of the Investment Adviser to perform its obligations under the Investment Advisory Agreement.

(d) There is no action, suit or proceeding or, to the knowledge of the Investment Adviser or the Administrator, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Buyer, threatened, against or affecting either the Investment Adviser or the Administrator, which is required to be disclosed in the Buyer SEC Reports or which would reasonably be expected to result in a material adverse effect on the Buyer.

(e) The Investment Advisory Agreement has been duly authorized, executed and delivered by Buyer and Investment Adviser, is in full force and effect, and no party thereto is in default or breach of any of its obligations thereunder. The Administration Agreement has been duly authorized, executed and delivered by Buyer and Administrator, is in full force and effect, and no party thereto is in default or breach of any of its obligations thereunder. Each of the Investment Advisory Agreement and the Administration Agreement constitute valid and legally binding agreements of the Investment Adviser and the Administrator, respectively, subject to the Bankruptcy and Equity Exception.

(f) Neither the Investment Adviser nor the Administrator is in violation of its Organizational Documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Investment Adviser or the Administrator is a party or by which it or any of them may be bound, or to which any of the property or assets of the Investment Adviser or the Administrator is subject, or in violation of any law, statute, rule, regulation, judgment, order or decree, except for such violations or defaults that would not reasonably be expected to result in a material adverse effect on the Buyer.

ARTICLE V

COVENANTS RELATING TO CONDUCT OF BUSINESS

5.1  Conduct of Businesses Prior to the Effective Time.  Except as expressly contemplated by or permitted by this Agreement or with the prior written consent of the other party, during the period from the date of this Agreement to the Effective Time, (a) the Company shall, and shall cause each of its respective Subsidiaries to, (i) conduct its business in the ordinary course in all material respects, as such business is being conducted as of the date hereof, (ii) use reasonable best efforts to maintain and preserve intact its business organization and advantageous business relationships and retain the services of its key officers and key employees, and (b) each of the Company and Buyer shall, and shall cause each of its respective Subsidiaries to, and take no action that is intended to or would reasonably be expected to adversely affect or materially delay the ability of the Company or Buyer either to obtain any necessary approvals of any Regulatory Agency or other Governmental Entity required for the transactions contemplated hereby or to perform its covenants and agreements under this Agreement or to consummate the transactions contemplated hereby or thereby.

5.2  Company Forbearances.  During the period from the date of this Agreement to the Effective Time, except as expressly contemplated or permitted by this Agreement, the Company shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of Buyer:

(a) incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other individual, corporation or other entity, or, other than in the ordinary course of business consistent with past practice, make any loan or advance or capital contribution to, or investment in, any person;

(b) (i) adjust, split, combine or reclassify any of its capital stock;

(ii) make, declare or pay any dividend, other than the Final Company Dividend, or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible (whether currently convertible or convertible only after the passage of time or the occurrence of certain events) into or exchangeable for any shares of its capital stock (except dividends paid by any of the Subsidiaries of the Company to the Company or to any of its wholly-owned Subsidiaries);

(iii) grant any stock options or restricted shares under any of the Company Stock Plans or otherwise, or grant any individual, corporation or other entity any right to acquire any shares of its capital stock; or

(iv) issue any additional shares of capital stock or other securities, except pursuant to the exercise of stock options granted under the Company Stock Option Plan that are outstanding as of the date of this Agreement;

(c) except as required under any Company Contract (other than those employment agreements listed on Section 3.11 of the Company Disclosure Schedule) or Company Benefit Plan existing as of the date hereof, (i) increase in any manner the compensation or benefits of any of the current or former directors, officers or employees of the Company or its Subsidiaries (collectively, “Employees”), (ii) pay any amounts to Employees not required by any current plan or agreement (other than base salary in the ordinary course of business), (iii) become a party to, establish, amend, commence participation in, terminate or commit itself to the adoption of any stock option plan or other stock-based compensation plan, compensation (including any employee co-investment fund), severance, pension, retirement, profit-sharing, welfare benefit, or other employee benefit plan or agreement or employment agreement with or for the benefit of any Employee (or newly hired employees) or any other plan, agreement or arrangement which would be a Company Benefit Plan if in effect on the date hereof, (iv) accelerate the vesting of any stock-based compensation or other long-term incentive compensation under any Company Benefit Plans or (v) hire any employee or terminate the employment of any employee;

(d) sell, transfer, pledge, lease, license, mortgage, encumber or otherwise dispose of any material amount of its properties or assets (including pursuant to securitizations) to any individual, corporation or other entity other than a Subsidiary or cancel, release or assign any material amount of indebtedness to any such person or any claims held by any such person, in each case other than pursuant to contracts in force at the date of this Agreement;

(e) transfer ownership, or grant any license or other rights, to any person or entity of or in respect of any material Intellectual Property Rights;

(f) make any material investment or loan (other than any unfunded commitments existing as of June 30, 2009) either by purchase of stock or securities or otherwise, contributions to capital, property transfers, or purchase of any property or assets of any other individual, corporation or other entity;

(g) take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

(h) amend its charter or bylaws, or take any action to exempt any person or entity (other than Buyer or its Subsidiaries) or any action taken by any person or entity from any Takeover Statute or similarly restrictive provisions of its Organizational Documents;

(i) (i) amend or otherwise modify or knowingly violate in any material respect the terms of, any Company Contract or (ii) create, renew or amend any agreement or contract or, except as may be required by applicable law, other binding obligation of the Company or its Subsidiaries containing (A) any material restriction on the ability of the Company or its Subsidiaries to conduct its business as it is presently being conducted or (B) any material restriction on the ability of the Company to engage in any type of activity or business;

(j) commence or settle any material claim, action or proceeding;

(k) take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the Merger set forth in Article VII not being satisfied;

(l) implement or adopt any change in its Tax accounting or financial accounting principles, practices or methods, other than as may be required by applicable law, GAAP or regulatory guidelines;

(m) file or amend any Tax Return other than in the ordinary course of business, make or change any Tax election, or settle or compromise any Tax liability; or

(n) agree to take, make any commitment to take, or adopt any resolutions of its board of directors in support of, any of the actions prohibited by this Section 5.2.

5.3  Buyer Forbearances.  Except as expressly permitted by this Agreement or with the prior written consent of the Company, during the period from the date of this Agreement to the Effective Time, Buyer shall not, and shall not permit any of its Subsidiaries to, (a) amend, repeal or otherwise modify any provision of the Buyer Articles or the Buyer Bylaws in a manner that would adversely affect the Company, the stockholders of the Company or the transactions contemplated by this Agreement, (b) take any action, or knowingly fail to take any action, which action or failure to act is reasonably likely to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code, (c) take any action or willfully fail to take any action that is intended or may reasonably be expected to result in any of the conditions to the Merger set forth in Article VII not being satisfied, (d) take any action that would be reasonably expected to prevent, materially impede or delay beyond the date set forth in Section 8.1(c) the consummation of the transactions contemplated by this Agreement or (e) agree to take, make any commitment to take, or adopt any resolutions of its board of directors in support of, any of the actions prohibited by this Section 5.3. Without in any way limiting the foregoing, in no event shall Buyer take any action, or permit the taking of any action, that will result in Buyer not having in cash or cash equivalents amounts, or available under Buyer Credit Facilities, sufficient to make the Loan Repayment at Closing.

ARTICLE VI

ADDITIONAL AGREEMENTS

6.1  Regulatory Matters.  (a) Buyer and the Company shall promptly prepare and file with the SEC the Form N-14, in which the Proxy Statement will be included as a prospectus. Each of Buyer and the Company shall use its reasonable best efforts to have the Form N-14 declared effective under the Securities Act as promptly as practicable after such filing, and the Company shall thereafter mail or deliver the Proxy Statement to its stockholders. Buyer shall also use its reasonable best efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to carry out the transactions contemplated by this Agreement, and the Company shall furnish all information concerning the Company and the holders of Company Common Stock as may be reasonably requested in connection with any such action.

(b) The parties shall cooperate with each other and use their respective reasonable best efforts to promptly prepare and file all necessary documentation, to effect all applications, notices, petitions and filings, to obtain as promptly as practicable all permits, consents, approvals and authorizations of all third parties (including any unions, works councils or other labor organizations) and Governmental Entities that are necessary or advisable to consummate the transactions contemplated by this Agreement (including the Merger), and to comply with the terms and conditions of all such permits, consents, approvals and authorizations of all such third parties or Governmental Entities. The Company and Buyer shall have the right to review in advance, and, to the extent practicable, each will consult the other on, in each case subject to applicable laws relating to the confidentiality of information, all the information relating to the Company or Buyer, as the case may be, and any of their respective Subsidiaries, that appear in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties shall act reasonably and as promptly as practicable. The parties shall consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other apprised of the status of matters relating to completion of the transactions contemplated by this Agreement.

(c) Each of Buyer and the Company shall, upon request, furnish, and cause its independent registered public accountants and other agents and service providers to furnish to the other and the other’s agents, all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Proxy Statement, the Form N-14 or any other statement, filing, notice or application made by or on behalf of Buyer, the Company or any of their respective Subsidiaries to any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement.

(d) Each of Buyer and the Company shall promptly advise the other upon receiving any communication from any Governmental Entity the consent or approval of which is required for consummation of the transactions contemplated by this Agreement that causes such party to believe that there is a reasonable likelihood that any Buyer Requisite Regulatory Approval or Company Requisite Regulatory Approval, respectively, will not be obtained or that the receipt of any such approval may be materially delayed.

(e) Without in any way limiting the foregoing 6.1(a) through (d), the Buyer Parties (and their respective Affiliates, if applicable), on the one hand, and the Company, on the other hand, shall, if and to the extent required, file with the United States Federal Trade Commission (“FTC”) and the Antitrust Division of the United States Department of Justice (“DOJ”) a Notification and Report Form relating to this Agreement and the transactions contemplated hereby as required by the HSR Act within ten (10) calendar days following the execution and delivery of this Agreement. Each of Buyer and the Company shall (i) cooperate and coordinate with the other in the making of such filings (if required), (ii) supply the other with any information that may be required in order to make such filings, (iii) supply any additional information that reasonably may be required or requested by the FTC or the DOJ, and (iv) take all action reasonably necessary to cause the expiration or termination of any applicable waiting period under the HSR Act applicable to the Merger as soon as practicable. Each of the Buyer Parties (and their respective Affiliates, if applicable), on the one hand, and the Company, on the other hand, shall promptly inform the other of any communication from any

Governmental Authority regarding any of the transactions contemplated by this Agreement in connection with such filings. If any party hereto or Affiliate thereof shall receive a request for additional information or documentary material from any Governmental Authority with respect to the transactions contemplated by this Agreement pursuant to the HSR, then such party shall make (or cause to be made), as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request.

6.2  Access to Information.  (a) Upon reasonable notice and subject to applicable laws relating to the confidentiality of information, each of the Company and Buyer shall, and shall cause each of its Subsidiaries to, afford to the officers, employees, accountants, counsel, advisors, agents and other representatives of the other party, reasonable access, during normal business hours during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records, and, during such period, such party shall, and shall cause its Subsidiaries to, make available to the other party (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws (other than reports or documents that such party is not permitted to disclose under applicable law) and (ii) all other information concerning its business, properties and personnel as the other party may reasonably request (in the case of a request by the Company, information concerning Buyer that is reasonably related to the prospective value of Buyer Common Stock or to Buyer’s ability to consummate the transactions contemplated hereby). Neither the Company nor Buyer, nor any of their Subsidiaries, shall be required to provide access to or to disclose information where such access or disclosure would jeopardize the attorney-client privilege of such party or its Subsidiaries or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement. The parties shall make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

(b) The Company shall promptly (but in no event later than three (3) business days after the date of filing) provide Buyer with a copy of each Company SEC Report filed between the date hereof and the Effective Time. Each such Company SEC Report shall be prepared in accordance with the applicable forms, rules and regulations of the SEC and shall satisfy the standard set forth in Section 3.5(c). Buyer shall promptly (but in no event later than three (3) business days after the date of filing) provide the Company with a copy of each Buyer SEC Report filed between the date hereof and the Effective Time. Each such Buyer SEC Report shall be prepared in accordance with the applicable forms, rules and regulations of the SEC and shall satisfy the standard set forth in Section 4.5(c). In the event that the Company Board determines in good faith that a restatement of any previously filed SEC Company Report is required, the Company agrees to first consult with Buyer regarding such filing, and the contents thereof, which, prior to filing, shall be reasonably acceptable to Buyer.

(c) All information and materials provided pursuant to this Agreement shall be subject to the provisions of the Mutual Nondisclosure Agreement entered into between the parties as of April 13, 2009 (the “Confidentiality Agreement”).

(d) No investigation by a party hereto or its representatives shall affect the representations and warranties of the other party set forth in this Agreement.

6.3  Stockholder Approval.  The Company shall call a meeting of its stockholders to be held as soon as reasonably practicable for the purpose of obtaining the requisite stockholder approval required in connection with the Merger (the “Company Stockholder Meeting”), on substantially the terms and conditions set forth in this Agreement, and shall, subject at all times to Section 6.10(e) and Section 8.1, use its reasonable best efforts to cause such meeting to occur as soon as reasonably practicable. Subject to Section 6.10(e) and Section 8.1, the Company Board shall use its reasonable best efforts to obtain from its stockholders the stockholder vote approving the Merger, on substantially the terms and conditions set forth in this Agreement, required to consummate the transactions contemplated by this Agreement.

6.4  Exchange Listing.  Buyer shall provide The NASDAQ Stock Market with the notification required by Listing Rule 5250(e)(2) of The NASDAQ Stock Market no later than fifteen calendar days prior to the

Effective Time and cause the shares of Buyer Common Stock issued in the Merger to be approved for listing on The NASDAQ Stock Market in accordance with the normal practices of The NASDAQ Stock Market.

6.5  Employee Matters.  (a) Subject to Section 6.5(d), following the Closing Date and for at least twelve months thereafter, Buyer shall maintain or cause to be maintained employee benefit plans and compensation opportunities for the benefit of employees who are actively employed by the Company and its Subsidiaries on the Closing Date (“Covered Employees”) that provide employee benefits and compensation opportunities which, in the aggregate, are substantially comparable to the employee benefits and compensation opportunities that are generally made available to similarly situated employees of the Administrator or the Investment Adviser.

(b) To the extent that a Covered Employee becomes eligible to participate in an employee benefit plan maintained by Buyer or any of its Subsidiaries (other than the Company or its Subsidiaries) or the Administrator or the Investment Adviser, Buyer shall cause such employee benefit plan to (i) recognize the service of such Covered Employee with the Company or its Subsidiaries (or their predecessor entities) for purposes of eligibility, participation, vesting and, except under defined benefit pension plans, benefit accrual under such employee benefit plan of Buyer or any of its Subsidiaries or the Administrator or the Investment Adviser, to the same extent such service was recognized immediately prior to the Effective Time under a comparable Company Benefit Plan in which such Covered Employee was eligible to participate immediately prior to the Effective Time or, if there is no such comparable benefit plan, to the same extent such service was recognized under the Company 401(k) plan immediately prior to the Effective Time, and in each case only to the extent actually permissible under such employee benefit plan; provided that such recognition of service shall not operate to duplicate any benefits of a Covered Employee with respect to the same period of service and provided further that any Covered Employee whose employment is retained by the Administrator or the Investment Adviser following the Closing Date shall not be credited for hours worked for the Company or its Subsidiaries during 2009 solely for purposes of determining the Covered Employee’s eligibility for participation in any profit sharing plans of the Administrator or the Investment Adviser during 2009, and (ii) with respect to any health, dental, vision plan or other welfare plan of Buyer or any of its Subsidiaries (other than the Company and its Subsidiaries) or the Administrator or the Investment Adviser in which any Covered Employee is eligible to participate for the plan year in which such Covered Employee is first eligible to participate, use its reasonable best efforts to cause its third-party insurance providers to (x) waive any pre-existing condition limitations or eligibility waiting periods under such plan of Buyer or any of its Subsidiaries or the Administrator or the Investment Adviser with respect to such Covered Employee to the extent such limitation would have been waived or satisfied under the Company Benefit Plan in which such Covered Employee participated immediately prior to the Effective Time and (y) recognize any health, dental or vision expenses incurred by such Covered Employee in the year that includes the Closing Date (or, if later, the year in which such Covered Employee is first eligible to participate) for purposes of any applicable deductible and annual out-of-pocket expense requirements under any such health, dental or vision plan of Buyer or any of its Subsidiaries or the Administrator or the Investment Adviser.

(c) From and after the Effective Time, Buyer shall, or shall cause its Subsidiaries to, honor, in accordance with the terms thereof as in effect as of the date hereof or as may be amended after the date hereof with the prior written consent of Buyer, each employment agreement listed on Section 3.11 of the Company Disclosure Schedule.

(d) Nothing in this Agreement shall be construed to limit the right of Buyer or any of its Subsidiaries or the Administrator or the Investment Adviser (including, following the Closing Date, the Company and its Subsidiaries) to amend or terminate any Company Benefit Plan or other employee benefit plan of Buyer or any of its Subsidiaries or the Administrator or the Investment Adviser, to the extent such amendment or termination is permitted by the terms of the applicable plan, nor shall anything in this Agreement be construed to require Buyer or any of its Subsidiaries (including, following the Closing Date, the Company and its Subsidiaries) or the Administrator or the Investment Adviser, to retain the employment of any particular Covered Employee for any fixed period of time following the Closing Date or at all. Without limiting the generality of Section 9.10, the provisions of this Agreement are solely for the benefit of the parties to this Agreement, and no current or former employee, director or independent contractor or any other individual associated therewith shall be regarded for any purpose as a third-party beneficiary of the Agreement, and nothing herein shall be construed as an amendment to any Company Benefit Plan or other employee benefit plan for any purpose and nothing herein shall provide a basis for any claim by any such employee.

6.6  Indemnification; Directors’ and Officers’ Insurance.

(a) In the event of any threatened or actual claim, action, suit, proceeding or investigation, whether civil, criminal or administrative (a “Claim”), including any such Claim in which any individual who is now, or has been at any time prior to the date of this Agreement, or who becomes prior to the Effective Time, a director or officer of the Company or any of its Subsidiaries or who is or was serving at the request of the Company or any of its Subsidiaries as a director or officer of another person (the “Indemnified Parties”), is, or is threatened to be, made a party based in whole or in part on, or arising in whole or in part out of, or pertaining to (i) the fact that he or she is or was a director or officer of the Company or any of its Subsidiaries prior to the Effective Time or (ii) this Agreement or any of the transactions contemplated by this Agreement, whether asserted or arising before or after the Effective Time, the parties shall cooperate and use their best efforts to defend against and respond thereto. All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of any Indemnified Party as provided in their respective certificates or articles of incorporation or by-laws (or comparable Organizational Documents), and any existing indemnification agreements set forth in Section 6.6 of the Company Disclosure Schedule, shall, notwithstanding that the separate corporate existence of the Company shall cease as of the Effective Time, survive the Merger as a contractual obligation of the Buyer as the Surviving Company and shall continue in full force and effect in accordance with their terms, and shall not be amended, repealed or otherwise modified in any manner that would adversely affect the rights thereunder of such individuals for acts or omissions occurring at or prior to the Effective Time or taken at the request of Buyer pursuant to Section 6.7 hereof, it being understood that nothing in this sentence shall require any amendment to the certificate of incorporation or by-laws of the Buyer as the Surviving Company.

(b) From and after the Effective Time, Buyer, as the Surviving Company in the Merger, shall to the fullest extent permitted by applicable law, indemnify, defend and hold harmless, and provide advancement of expenses to, each Indemnified Party against all losses, claims, damages, costs, expenses, liabilities or judgments or amounts that are paid in settlement of or in connection with any Claim based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director or officer of the Company or any of its Subsidiaries, and pertaining to any matter existing or occurring, or any acts or omissions occurring, at or prior to the Effective Time, whether asserted or claimed prior to, or at or after, the Effective Time (including matters, acts or omissions occurring in connection with the approval of this Agreement and the consummation of the transactions contemplated hereby) or taken at the request of Buyer pursuant to Section 6.7 hereof.

(c) Buyer shall cause the individuals serving as officers and directors of the Company or any of its Subsidiaries immediately prior to the Effective Time to be covered for a period of six years from the Effective Time by the directors’ and officers’ liability insurance policy maintained by the Company through the purchase of so-called “tail” insurance (provided that Buyer may substitute therefor policies of at least the same coverage and amounts containing terms and conditions that are not less advantageous than such policy) with respect to acts or omissions occurring prior to the Effective Time that were committed by such officers and directors in their capacity as such. Immediately prior to the Effective Time, the Company shall pay to Buyer the cost of obtaining such insurance for the entire six year period referred to above; provided, however, that if Company does not have sufficient funds to pay to Buyer all or any part of the cost of obtaining such insurance for the entire six year period referred to above or such funds are not sufficient to maintain such insurance for the entire six year period referred to above, then the Buyer shall be obligated to pay for, obtain and maintain such insurance. In connection with the foregoing, neither Company nor Buyer shall be required to expend in the aggregate for the entire six year period referred to above amount in excess of 300% of the annual premiums currently paid by the Company for such insurance (“Insurance Amount”). If Buyer is unable to maintain such policy (or such substitute policy) as a result of the preceding sentence, Buyer shall obtain as much comparable insurance as is available for Insurance Amount.

(d) The provisions of this Section 6.6 shall survive the Effective Time and are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

6.7  Additional Agreements.  In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Company with full title to all properties, assets, rights, approvals, immunities and franchises of either party to the Merger, the proper officers and directors of each party and their respective Subsidiaries shall, at Buyer’s sole expense, take all such necessary action as may be reasonably requested by Buyer.

6.8  Advice of Changes.  Each of Buyer and the Company shall promptly advise the other of any change or event (i) having or reasonably likely to have a Material Adverse Change on it, (ii) that it believes would or would be reasonably likely to cause or constitute a breach of any of its representations, warranties or covenants contained in this Agreement or (iii) that would result in the conditions to closing set forth in Article VII not being satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement.

6.9  Exemption from Liability Under Section 16(b).  Prior to the Effective Time, Buyer and the Company shall each take all such steps as may be necessary or appropriate to cause any disposition of shares of Company Common Stock or conversion of any derivative securities in respect of such shares of Company Common Stock in connection with the consummation of the transactions contemplated by this Agreement to be exempt under Rule 16b-3 promulgated under the Exchange Act to the extent permitted thereunder.

6.10  No Solicitation.

(a) As used in this Agreement, (i) “Alternative Proposal” means any written proposal for a merger, share exchange, consolidation, sale of assets, sale of shares of capital stock (including by way of a tender offer) or similar transactions involving the Company or any of its Subsidiaries or the stockholders of the Company or any of its Subsidiaries received by the Company from a third party (or group of persons) not affiliated with the Company or Buyer (a “Third Party”) that, if consummated, would constitute an Alternative Transaction, (ii) “Alternative Transaction” means any of (w) a transaction pursuant to which a Third Party, directly or indirectly, acquires or would acquire more than 75% of the outstanding shares of the Company or outstanding voting power or of any preferred stock that would be entitled to a class or series vote with respect to a merger or other reorganization involving the Company, whether from the Company or pursuant to a tender offer or exchange offer or otherwise, (x) a merger, share exchange, consolidation or other business combination involving the Company, (y) any transaction pursuant to which a Third Party acquires or would acquire control of assets (including for this purpose the outstanding equity securities of subsidiaries of the Company and securities of the entity surviving any merger or business combination including any of the Company’s Subsidiaries) of the Company or any of its Subsidiaries representing more than 75% of the fair market value of all the assets, net revenues or net income of the Company and its Subsidiaries, taken as a whole, immediately prior to such transaction or (z) any other consolidation, business combination, recapitalization or similar transaction of similar scope involving the Company or any of its Subsidiaries other than the transactions contemplated by this Agreement; provided that, for purposes of Section 8.4, any transaction contemplated by clauses (x) or (z) shall be limited to transactions to which the Company is a party and in which the stockholders of the Company immediately prior to the consummation thereof (excluding for this purpose the holders of any shares of the Company issued after the date hereof) would not hold at least 66 2/3% of the total voting power of the surviving company in such transaction or of its publicly traded parent corporation and (iii) “Superior Proposal” means any Alternative Proposal made by a Third Party that (A) is legally binding on the Third Party but not on the Company, (B) is fully financed (including the payments required by Section 1.9) and contains no financing contingency or obligation to obtain consent from a lender or equity source, (C) contains no condition to closing materially more burdensome on the Company, or in the Company Board’s reasonable and good faith judgment (after consultation with its financial advisor and outside legal counsel) making it materially less likely that the conditions to the closing of such transaction would be satisfied than, the conditions to Closing set forth herein (with, for the avoidance of doubt, a condition for a vote of the Third Party’s shareholders on any matter being materially more burdensome and making it materially less likely that all conditions to such Alternative Proposal will be satisfied), and (D) which is otherwise on terms which the Company Board determines in its reasonable good faith judgment (after consultation with its financial advisor and outside legal counsel), taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal and the person making the proposal, that the proposal, (I) if consummated would result in a transaction that is more favorable, from a financial point of view, to the Company’s stockholders (after taking into account the payments required under Section 8.4 hereof) than the Merger and the other transactions contemplated hereby and (II) is reasonably certain of being completed.

(b) None of the Company, its Subsidiaries or any officer, director, employee, agent or representative (including any investment banker, financial advisor, attorney, accountant or other representative) of the Company or any of its Subsidiaries shall directly or indirectly (i) solicit, initiate, encourage, facilitate (including by way of furnishing information) or take any other action designed to facilitate any inquiries or proposals regarding any Alternative Proposal or Alternative Transaction, (ii) participate in any discussions or negotiations regarding an Alternative Proposal or Alternative Transaction or (iii) enter into any agreement regarding any Alternative Proposal or Alternative Transaction. Without in any way limiting the foregoing, the Company and its Subsidiaries shall immediately cease and cause to be terminated any existing discussions or negotiations with any persons (other than Buyer) conducted heretofore with respect to any of the foregoing. the Company shall not, and shall cause its Subsidiaries not to, terminate, waive, amend or modify any provision of, or grant permission or request under, any standstill or confidentiality agreement to which it or any of its Subsidiaries is or becomes a party, and shall, and shall cause its Subsidiaries to, use reasonable best efforts to enforce the provisions of any such agreement.

(c) Notwithstanding the foregoing Section 6.10(b), the Company Board shall be permitted, prior to the meeting of the Company stockholders to be held pursuant to Section 6.3, and subject to compliance with the other terms of this Section 6.10, to consider and participate in discussions and negotiations with respect to a bona fide Alternative Proposal received by the Company from a Third Party, if and only to the extent that, and so long as (i) such Alternative Proposal is a Superior Proposal except for clause (A) of the definition of Superior Proposal (ii) such Alternative Proposal was not solicited by the Company, its Subsidiaries or any officer, director, employee, agent or representative (including any investment banker, financial advisor, attorney, accountant or other representative) of the Company or any of its Subsidiaries in violation of Section 6.10(b), (iii) the Alternative Proposal is from a Third Party that is qualified to make such proposal, (iv) the Company Board reasonably determines in good faith (after consultation with outside legal counsel) that failure to do so would cause it to violate its fiduciary duties under applicable law, (v) prior to the Company Board engaging in any such discussions or negotiations, the Third Party first enters into a confidentiality agreement with the Company on terms substantially similar to, and no less favorable to the Company than, those contained in the Confidentiality Agreement, and (vi) the Third Party deposits with the Company a non-refundable cash deposit in an amount equal to the Termination Fee (the “Third Party Deposit”).

(d) The Company shall notify Buyer promptly (but in no event later than 48 hours) after receipt of any Alternative Proposal, or any material modification of or material amendment to any Alternative Proposal, or any request for nonpublic information relating to the Company or any of its Subsidiaries or for access to the properties, books or records of the Company or any of its Subsidiaries, other than any such request that does not relate to an Alternative Proposal. Such notice to Buyer shall be made orally and in writing, and shall indicate the identity of the person making the Alternative Proposal or intending to make or considering making an Alternative Proposal or requesting non-public information or access to the books and records of the Company or any of its Subsidiaries, and a copy (if in writing) and summary of the material terms of any such Alternative Proposal or modification or amendment to an Alternative Proposal. The Company shall keep Buyer fully informed, on a current basis, of any material changes in the status and any material changes or modifications in the terms of any such Alternative Proposal, indication or request. The Company shall also provide Buyer 72 hours written notice before it enters into any discussions or negotiations concerning any Alternative Proposal in accordance with Section 6.10(c), and from and after receipt of such notice the Company and its advisors shall negotiate in good faith with Buyer to make adjustments in the terms and conditions of this Agreement such that the proposed Alternative Proposal would no longer constitute a Superior Proposal.

(e) Except as expressly permitted by this Section 6.10(e), neither the Company Board nor any committee thereof shall (i) withdraw, modify or qualify, or propose publicly to withdraw, modify or qualify, the recommendation by the Company Board of this Agreement and/or the Merger to the Company’s stockholders, (ii) take any public action or make any public statement in connection with the meeting of the Company stockholders to be held pursuant to Section 6.3 inconsistent with such recommendation or (iii) approve or recommend, or publicly propose to approve or recommend, or fail to recommend against, any Alternative Proposal (any of the actions described in clauses (i), (ii) or (iii), a “Change of Recommendation”). Notwithstanding the foregoing, the Company Board may make a Change of Recommendation, if, and only if, each of the following conditions is satisfied:

(i) it receives, prior to the date on which the stockholders of the Company have approved the Merger, an Alternative Proposal not solicited in any manner in violation of Section 6.10(b);

(ii) the Company has not breached in any material respect any of the provisions set forth in Section 6.3 or this Section 6.10;

(iii) it reasonably determines in good faith (after consultation with outside legal counsel and prior to the date on which the stockholders of the Company have approved the Merger), that in light of a Superior Proposal the failure to effect such Change of Recommendation would cause it to violate its fiduciary duties to the Company stockholders under applicable law;

(iv) Buyer has received written notice from the Company (a “Change of Recommendation Notice”) at least ten business days prior to such Change of Recommendation, which notice shall (1) state expressly that the Company has received a Alternative Proposal which the Company Board has determined is a Superior Proposal and that the Company intends to effect a Change of Recommendation and the manner in which it intends or may intend to do so and (2) include the identity of the person making such Alternative Proposal and a copy (if in writing) and summary of material terms of such Alternative Proposal; provided that any material amendment to the terms of such Alternative Proposal shall require a Change of Recommendation Notice at least two business days prior to a new Change of Recommendation; and

(v) during any such notice period, the Company and its advisors has negotiated in good faith with Buyer to make adjustments in the terms and conditions of this Agreement such that such Alternative Proposal would no longer constitute a Superior Proposal.

(f) The Company shall ensure that the officers, directors and all employees, agents and representatives (including any investment bankers, financial advisors, attorneys, accountants or other representatives) of the Company or its Subsidiaries are aware of the restrictions described in this Section 6.10 as reasonably necessary to avoid violations thereof. It is understood that any violation of the restrictions set forth in this Section 6.10 by any officer, director, employee, agent or representative (including any investment banker, financial advisor, attorney, accountant or other representative) of the Company or its Subsidiaries shall be deemed to be a breach of this Section 6.10 by the Company.

(g) Nothing contained in this Section 6.10 shall prohibit the Company or its Subsidiaries from taking and disclosing to its stockholders a position required by Rule 14e-2(a) or Rule 14d-9 promulgated under the Exchange Act.

6.11  Dividends.  After the date of this Agreement, (a) the Company shall terminate promptly any feature of its dividend reinvestment plan providing for the issuance of shares by the Company, (b) each of Buyer and the Company shall coordinate with the other regarding the declaration of any dividends in respect of Buyer Common Stock and Company Common Stock and the record dates and payment dates relating thereto, it being the intention of the parties that holders of Company Common Stock shall receive the Final Company Dividend but not any other dividend from the Company for the quarter in which the Effective Time occurs, and (c) the Company shall take all appropriate and practicable steps to ensure, to the Buyer’s reasonable satisfaction, that

(x) any Final Company Dividend shall be payable in cash or , except as provided in clause (y), Company Common Stock in accordance with IRS Revenue Procedure 2009-15, 2009-4 I.R.B. 356 (“Rev. Proc. 2009-15”), and (y) in the event that the Company declares but does not pay the Final Company Dividend prior to the Closing Date, then the valuation period for the Company Common Stock for purposes of Section 3(5) of Rev.Proc. 2009-15 shall end within five (5) business days prior to the Closing Date, subject to the clerical requirements of the stock transfer agent.

6.12  Stockholder Litigation.  The Company shall give Buyer the opportunity to participate in the defense or settlement of any stockholder litigation against the Company and/or its directors relating to the transactions contemplated by this Agreement. The Company agrees that it shall not settle or offer to settle any litigation commenced on or after the date hereof against the Company or any of its directors or executive officers by any stockholder of the Company relating to this Agreement, the Merger, any other transaction contemplated hereby or otherwise, without the prior written consent of Buyer.

6.13  Loss Information.  Prior to the Effective Time, the Company shall deliver to the Buyer a schedule setting forth the net unrealized built-in gain, net unrealized built-in losses and capital loss carryforwards of the Company and each Subsidiary for all taxable years since the Company’s inception.

ARTICLE VII

CONDITIONS PRECEDENT

7.1  Conditions to Each Party’s Obligation To Effect the Merger.  The respective obligations of the parties to effect the Merger shall be subject to the satisfaction at or prior to the Effective Time of the following conditions:

(a)  Stockholder Approval.  This Agreement, on substantially the terms and conditions set forth in this Agreement, shall have been approved and adopted by the Requisite Stockholder Approval.

(b)  Form N-14.  The Form N-14 shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Form N-14 shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC.

(c)  No Injunctions or Restraints; Illegality.  No order, injunction or decree issued by any court or agency of competent jurisdiction or other law preventing or making illegal the consummation of the Merger or any of the other transactions contemplated by this Agreement shall be in effect.

(d)  HSR Act.  Any applicable waiting period (and any extension thereof) applicable to the Merger under the HSR Act shall have expired or been terminated.

(e)  No Litigation.  There shall be no pending suit, action or proceeding by any Governmental Entity, in each case that has a reasonable likelihood of success, (i) challenging the acquisition by Buyer of any Company Common Stock, seeking to restrain or prohibit the consummation of the Merger or any other transaction or seeking to obtain from the Company or Buyer any damages that are material in relation to the Company and Company Subsidiaries taken as a whole, (ii) seeking to prohibit or limit the ownership or operation by the Company, Buyer or any of their respective Subsidiaries of any material portion of the business or assets of the Company, Buyer or any of their respective Subsidiaries, or to compel the Company, Buyer or any of their respective Subsidiaries to dispose of or hold separate any material portion of the business or assets of the Company, Buyer or any of their respective Subsidiaries, as a result of the Merger or any other transaction, (iii) seeking to impose limitations on the ability of Buyer to acquire or hold, or exercise full rights of ownership of, any shares of Company Common Stock purchased by it on all matters properly presented to the stockholders of the Company or (iv) seeking to prohibit Buyer or any of its Subsidiaries from effectively controlling in any material respect the business or operations of the Company and Company Subsidiaries.

7.2  Conditions to Obligations of Buyer.  The obligation of Buyer to effect the Merger is also subject to the satisfaction, or waiver by Buyer, at or prior to the Effective Time, of the following conditions:

(a)  Representations and Warranties.  Subject to the standard set forth in Section 9.2, the representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Time as though made on and as of the Effective Time (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date); and Buyer shall have received a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company to the foregoing effect.

(b)  Performance of Obligations of the Company.  The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time; and Buyer shall have received a certificate signed on behalf of the Company by the Chief Executive Officer or the Chief Financial Officer of the Company to such effect.

(c)  Federal Tax Opinion.  Buyer shall have received the written opinion dated the Closing Date of Sutherland Asbill & Brennan LLP, the Company’s counsel, substantially to the effect that, on the basis of the law in effect at the Effective Time, and facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Effective Time, that the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of the Company and Buyer.

(d)  Regulatory Approvals.  All regulatory approvals set forth in Section 4.4 required to consummate the transactions contemplated by this Agreement, including the Merger, and not otherwise addressed in Section 7.1, shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired (all such approvals and the expiration of all such waiting periods being referred to as the “Buyer Requisite Regulatory Approvals”).

(e)  Pay-Off Letters.  The Company shall have delivered to Buyer payoff letters from the Lenders under the Company Securitization Documents, in form and substance reasonably satisfactory to Buyer, with respect to the Company Securitization Documents.

(f)  Final Company Dividend.  The Company shall have complied with Section 2.3(c) of this Agreement.

7.3  Conditions to Obligations of Company.  The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Effective Time of the following conditions:

(a)  Representations and Warranties.  Subject to the standard set forth in Section 9.2, the representations and warranties of Buyer set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Time as though made on and as of the Effective Time (except that representations and warranties that by their terms speak specifically as of the date of this Agreement or another date shall be true and correct as of such date); and the Company shall have received a certificate signed on behalf of Buyer by the Chief Executive Officer or the Chief Financial Officer of Buyer to the foregoing effect.

(b)  Performance of Obligations of Buyer.  Buyer shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Effective Time, and the Company shall have received a certificate signed on behalf of Buyer by the Chief Executive Officer or the Chief Financial Officer of Buyer to such effect.

(c)  Legal Opinion.  The Company shall have received the written opinion dated the Closing Date of Sutherland Asbill & Brennan LLP, the Company’s counsel, substantially to the effect that, on the basis of the law in effect at the Effective Time, facts, representations and assumptions set forth in such opinion that are consistent with the state of facts existing at the Effective Time, the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, counsel may require and rely upon customary representations contained in certificates of officers of the Company and Buyer.

(d)  Regulatory Approvals.  All regulatory approvals set forth in Section 3.4 required to consummate the transactions contemplated by this Agreement, including the Merger, and not otherwise addressed in Section 7.1, shall have been obtained and shall remain in full force and effect and all statutory waiting periods in respect thereof shall have expired (all such approvals and the expiration of all such waiting periods being referred as the “Company Requisite Regulatory Approvals”).

(e)  Payoff Letters.  Buyer shall have taken such steps as reasonably requested by the Lenders under the Company Securitization Documents so as to provide for the making of the Loan Repayment contemplated by Section 1.9, effective as of the Effective Time.

ARTICLE VIII

TERMINATION AND AMENDMENT

8.1  Termination.  This Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of the Requisite Stockholder Approval:

(a) by mutual consent of the Company and Buyer in a written instrument authorized by the Company Board and Buyer Board;

(b) by either the Company or Buyer, if any Governmental Entity that must grant a Buyer Requisite Regulatory Approval or a Company Requisite Regulatory Approval has denied approval of the Merger and such denial has become final and nonappealable or any Governmental Entity of competent jurisdiction shall have issued a final and nonappealable order, injunction or decree permanently enjoining or otherwise prohibiting or making illegal the consummation of the transactions contemplated by this Agreement;

(c) by either the Company or Buyer, if the Merger shall not have been consummated on or before December 15, 2009 unless the failure of the Closing to occur by such date shall be due to the failure of the party seeking to terminate this Agreement to perform or observe the covenants and agreements of such party set forth in this Agreement;

(d) by either Buyer or the Company, at any time prior to the Effective Time, in the event that the Company shall have failed to obtain the Requisite Stockholder Approval at the meeting of Company Stockholders at which a vote is taken on the Merger; or

(e) by either the Company or Buyer (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein), if there shall have been a breach of any of the covenants or agreements or any of the representations or warranties set forth in this Agreement on the part of the Company, in the case of a termination by Buyer, or Buyer, in the case of a termination by the Company, which breach, either individually or in the aggregate, would result in, if occurring or continuing on the Closing Date, the failure of the conditions set forth in Section 7.2 or 7.3, as the case may be, and which is not cured within 30 days following written notice to the party committing such breach or by its nature or timing cannot be cured within such time period; or

(f) by Buyer, (i) at any time prior to receipt of the Requisite Stockholder Approval and within ten (10) Business Days after the Company Board shall have effected a Change of Recommendation, (ii) in the event that an Alternative Proposal structured as a tender or exchange offer for Company Common Stock is commenced by a Person unaffiliated with Buyer and, within ten (10) Business Days after the public announcement of the commencement of such proposed Alternative Proposal, the Company shall not have issued a public statement (and filed a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act) reaffirming the Board Recommendation and recommending that the Company Stockholders reject such Acquisition Proposal and not tender any shares of Company

Common Stock into such tender or exchange offer or (iii) the Company shall have materially breached any of its obligations under Section 6.10, including by the Company Board approving, or authorizing the Company or any of its Subsidiaries to enter into, a merger agreement, letter of intent, acquisition agreement, purchase agreement or other similar agreement with respect to an Acquisition Proposal.

(g) by the Company, in the event that

(i) (A) the Company shall have received a Superior Proposal, (B) subject to the Company’s obligations under Section 6.10(e)(v), the Company Board or any authorized committee thereof shall have authorized the Company to enter into a definitive agreement to consummate the transaction contemplated by such Superior Proposal, and (C) concurrently with the termination of this Agreement, the Company pays Buyer the Company Termination Fee contemplated by Section 8.4 and enters into the definitive agreement to consummate the transaction contemplated by such Superior Proposal; or

(ii) the Company Board or any authorized committee thereof shall have effected a Company Board Recommendation Change in accordance with the terms of Section 6.10.

The party desiring to terminate this Agreement pursuant to clause (b), (c), (d), (e), (f) or (g) of this Section 8.1 shall give written notice of such termination to the other party in accordance with Section 9.4, specifying the provision or provisions hereof pursuant to which such termination is effected.

8.2  Effect of Termination.  In the event of termination of this Agreement by either the Company or Buyer as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, and none of the Company, Buyer, any of their respective Subsidiaries or any of the officers or directors of any of them shall have any liability of any nature whatsoever under this Agreement, or in connection with the transactions contemplated by this Agreement, except that (i) Sections 6.2(b), 8.2, 8.3, 8.4, 9.3, 9.4, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10, 9.11 and 9.12 shall survive any termination of this Agreement, and (ii) neither the Company nor Buyer shall be relieved or released from any liabilities or damages arising out of its knowing breach of any provision of this Agreement.

8.3  Fees and Expenses.  All fees and expenses incurred in connection with the Merger, this Agreement, and the transactions contemplated by this Agreement (including, without limitation, all fees and expenses of any advisors to Buyer) shall, to the extent such funds are available to the Company, be paid by Company at the Closing immediately prior to the Effective Time. Notwithstanding the foregoing, in the event the Merger is not consummated, all fees and expenses incurred in connection with the Merger, this Agreement, and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses; provided, that (a) the costs and expenses of printing and mailing the Proxy Statement shall be borne by Company, (b) all filing and other fees paid to the SEC in connection with the Merger shall be borne by Buyer, (c) the fees of any HSR filing shall be borne equally by the Buyer and Company, and (d) the terms of that certain letter agreement executed between Company and Buyer on July 7, 2009 (the “Expense Letter”) with respect to the payment of certain fees and expenses of Buyer on the terms and conditions set forth therein shall apply.

8.4  Termination Fee; Expense Reimbursement; Make Whole Payments.

(a) In the event that this Agreement is terminated pursuant to Section 8.1(f) or (g) then, provided that Buyer was not in material breach of its representations, warranties, covenants or agreements hereunder at the time of termination, the Company will pay to Buyer a fee in an amount equal to $3,200,000 (the “Termination Fee”).

(b) In the event that this Agreement is terminated by Buyer pursuant to Section 8.1(d) or (e) then, provided that Buyer was not in material breach of any of its representations, warranties, covenants or agreements hereunder at the time of termination, the Company will pay to Buyer such amounts owed in accordance with the terms and conditions of the Expense Letter (the “Expense Reimbursement”).

(c) In the event that this Agreement is terminated pursuant to Section 8.1(d) or (e), and the Company pays to Buyer the Expense Reimbursement, but not the Termination Fee, and within one year from the date of such termination the Company enters into an agreement to consummate an Alternative Transaction, then the Company shall pay to Buyer an amount equal to (i) the Termination Fee, minus (ii) the Expense Reimbursement (the “Make Whole Payment”). For purposes of this Section 8.4(c) above, an “Alternative Transaction” shall be limited to an Alternative Transaction with respect to which the Company had negotiations prior to termination of this Agreement.

(d) Payments of any amount under this Section 8.4 shall be payable to Buyer by wire transfer of immediately available funds as follows: (i) a Termination Fee or Expense Reimbursement shall be payable no later than two business days after the date on which this Agreement is terminated by Buyer and immediately prior to the time of termination by the Company, and (ii) a Make Whole Payment shall be due and payable within two business days after entry into an agreement with respect to the relevant Alternative Transaction, as determined in accordance with Section 8.4(c) above. The parties hereto acknowledge and hereby agree that in no event shall the Company be required to pay a Termination Fee on more than one occasion, an Expense Reimbursement on more than one occasion or Make Whole Payment on more than one occasion, whether or not the relevant fee, reimbursement or payment may be payable under more than one provision of this Agreement at the same or at different times and the occurrence of different events.

8.5  Amendment.  This Agreement may be amended by the parties, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with Merger by the stockholders of the Company; provided, however, that after any approval of the transactions contemplated by this Agreement by the stockholders of the Company, there may not be, without further approval of such stockholders, any amendment of this Agreement that requires further approval under applicable law. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

8.6  Extension; Waiver.  At any time prior to the Effective Time, the parties, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or (c) waive compliance with any of the agreements or conditions contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE IX

GENERAL PROVISIONS

9.1  Closing.  On the terms and subject to the conditions set forth in this Agreement, the closing of the Merger (the “Closing”) shall take place at 10:00 a.m. on a date and at a place to be specified by the parties, which date shall be no later than five business days after the satisfaction or waiver (subject to applicable law) of the latest to occur of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied or waived at the Closing), unless extended by mutual agreement of the parties (the “Closing Date”).

9.2  Standard.  No representation or warranty of the Company contained in Article III or of Buyer contained in Article IV shall be deemed untrue, inaccurate or incorrect for purposes of Section 7.2(a) or 7.3(a), as applicable, under this Agreement, as a consequence of the existence or absence of any fact, circumstance or event unless such fact, circumstance or event, individually or when taken together with all other facts, circumstances or events inconsistent with any representations or warranties contained in Article III, in the case of the Company, or Article IV, in the case of Buyer, has had or would reasonably be expected to have a Material Adverse Change with respect to the Company or Buyer, respectively (disregarding for purposes of this Section 9.2 all qualifications or limitations set forth in any representations or warranties as to “materiality,” “material adverse effect” and words of similar import). Notwithstanding the immediately preceding sentence, the representations and warranties contained in (x) Section 3.2(a) shall be deemed untrue and incorrect if not true and correct except to a de minimis extent (relative to Section 3.2(a) taken as a whole), (y) Sections 3.2(b), 3.3(a), 3.3(b)(i), 3.7 and 3.20, in the case of the Company, and Sections 4.2, 4.3(a), 4.3(b)(i) and 4.7, in the case of Buyer, shall be deemed untrue and incorrect if not true and correct in all material respects and (z) Section 3.8(a) and Section 3.10(b), in the case of the Company, and Section 4.8 and Section 4.10(b), in the case of Buyer, shall be deemed untrue and incorrect if not true and correct in all respects.

9.3  Nonsurvival of Representations, Warranties and Agreements.  None of the representations, warranties, covenants and agreements set forth in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for Section 6.6 and for those other covenants and agreements contained in this Agreement that by their terms apply or are to be performed in whole or in part after the Effective Time.

9.4  Notices.  All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via facsimile (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a) if to the Company, to:

Patriot Capital Funding, Inc.
274 Riverside Ave.
Westport, CT 06880

Attention: Richard P. Buckanavage
Fax: (203) 227-5257

with a copy to:

Sutherland, Asbill & Brennan LLP
1275 Pennsylvania Ave., NW
Washington, DC 20004

Attention: Harry S. Pangas, Esq.
Fax: (202) 637-3593

and

(b) if to Buyer, to:

Prospect Capital Corporation
10 East 40th Street
New York, NY 10016

Attention: Joseph A. Ferraro, Esq.
Facsimile: (212) 448-9652

with a copy to:

Skadden Arps
4 Times Square
New York, NY 10036

Attention: Richard T. Prins
Fax: (917) 777-2790

9.5  Interpretation.  When a reference is made in this Agreement to Articles, Sections, Exhibits or Schedules, such reference shall be to a Article or Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The Company Disclosure Schedule and the Buyer Disclosure Schedule, as well as all other schedules and all exhibits hereto, shall be deemed part of this Agreement and included in any reference to this Agreement. This Agreement shall not be interpreted or construed to require any person to take any action, or fail to take any action, if to do so would violate any applicable law.

9.6  Counterparts.  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

9.7  Entire Agreement.  This Agreement (including the documents and the instruments referred to in this Agreement), together with the Confidentiality Agreement and the Expense Letter, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement, other than the Confidentiality Agreement.

9.8  Governing Law; Jurisdiction.  This Agreement shall be governed and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and wholly-performed within such state, without regard to any applicable conflicts of law principles. The parties hereto agree that any suit, action or proceeding brought by either party to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in any federal or state court located in the State of Delaware. Each of the parties hereto submits to the jurisdiction of any such court in any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Agreement or the transactions contemplated hereby and hereby irrevocably waives the benefit of jurisdiction derived from present or future domicile or otherwise in such action or proceeding. Each party hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

9.9  Publicity.  Neither the Company nor Buyer shall, and neither the Company nor Buyer shall permit any of its Subsidiaries to, issue or cause the publication of any press release or other public announcement with respect to, or otherwise make any public statement concerning, the transactions contemplated by this Agreement without the prior consent (which consent shall not be unreasonably withheld) of Buyer, in the case of a proposed announcement or statement by the Company, or the Company, in the case of a proposed announcement or statement by Buyer; provided, however, that either party may, without the prior consent of the other party (but after prior consultation with the other party to the extent practicable under the circumstances) issue or cause the publication of any press release or other public announcement to the extent required by law or by the rules and regulations of The NASDAQ Stock Market.

9.10  Assignment; Third Party Beneficiaries.  Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned by either of the parties (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns. Except as otherwise specifically provided in Section 6.6, this Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any person other than the parties hereto any rights or remedies under this Agreement. Except as provided in Section 6.6 only, Buyer, Investment Adviser, Administrator and the Company hereby agree that their respective representations, warranties and covenants set forth herein are solely for the benefit of the other parties hereto, in accordance with and subject to the terms of this Agreement, and this Agreement is not intended to, and does not, confer upon any person other than the parties hereto any rights or remedies hereunder, including, without limitation, the right to rely upon such representations and warranties set forth herein. The parties hereto further agree that the rights of third party beneficiaries under Section 6.6 shall not arise unless and until the Effective Time occurs. The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto.

Consequently, persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

9.11  Remedies.

(a) Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

(b) The parties hereto hereby agree that irreparable damage would occur in the event that any provision of this Agreement to be performed by Buyer was not performed in accordance with its specific terms or was otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the parties hereto acknowledge and hereby agree that in the event of any breach or threatened breach by Buyer of any of its respective covenants or obligations set forth in this Agreement, the Company shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement. Buyer hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by Buyer, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of Buyer under this Agreement. The parties hereto further agree that (i) by seeking the remedies provided for in this Section 9.11(b), the Company shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement (including monetary damages) in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 9.11(b) are not available or otherwise are not granted, and (ii) nothing set forth in this Section 9.11(b) shall require the Company to institute any proceeding for (or limit the Company’s right to institute any proceeding for) specific performance under this Section 9.11(b) prior or as a condition to exercising any termination right under Section 8.1 (and pursuing damages after such termination), nor shall the commencement of any legal proceeding pursuant to this Section 9.11(b) or anything set forth in this Section 9.11(b) restrict or limit the Company’s right to terminate this Agreement in accordance with Section 8.1 or pursue any other remedies under this Agreement that may be available then or thereafter.

(c) Notwithstanding anything to the contrary set forth herein, the parties hereto expressly acknowledge and agree that the remedies set forth in Section 8.4 shall be the sole and exclusive remedies available to the Buyer in the event this Agreement is terminated under Section 8.1(f) or (g). To the extent Buyer is entitled to receive the Termination Fee, Expense Reimbursement and/or Make Whole Payment, the receipt of such amounts shall be deemed to be full and final payment for any and all losses or damages suffered or incurred by Buyer or any of its respective Affiliates or any other Person in connection with this Agreement (and the termination hereof), the transactions contemplated hereby (and the abandonment thereof) or any matter forming the basis for such termination, and none of Buyer nor any of its Affiliates or any other Person shall be entitled to bring or maintain any other claim, action or proceeding against the Company or any of its Affiliates arising out of this Agreement, any of the transactions contemplated hereby or any matters forming the basis for such termination.

9.12  Waiver of Jury Trial.  Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each party understands and has considered the implications of this waiver, (iii) each party makes this waiver voluntarily and (iv) each party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 9.12.

IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

PATRIOT CAPITAL FUNDING, INC.

By:	Name: Richard P. Buckanavage
Title: President and Chief Executive Officer

Signature Page

IN WITNESS WHEREOF, the undersigned parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

PROSPECT CAPITAL CORPORATION

By:
Name: M. Grier Eliasek

Title:	President & Chief Operating Officer

Signature Page

ANNEX B

August 3, 2009
Board of Directors
Patriot Capital Funding, Inc.
274 Riverside Avenue
Westport, CT 06880

Members of the Board:

You have asked us to advise you with respect to the fairness, from a financial point of view, to the holders of common stock, par value $0.01 per share (“Company Common Stock”), of Patriot Capital Funding, Inc. (the “Company”) of the Exchange Ratio (as defined below) set forth in the Agreement and Plan of Merger (the “Agreement”) to be entered into by and between the Company and Prospect Capital Corporation (“Parent”). The Agreement provides for, among other things, the merger (the “Merger”) of the Company with Parent pursuant to which each outstanding share of Company Common Stock, will be converted into the right to receive a number of shares (the “Exchange Ratio”) of common stock of Parent, par value $0.001 per share (the “Parent Common Stock), equal to the product of (i) the quotient of: (A) 4.000 minus the amount of cash (if any) per share payable as the final Company dividends pursuant to Section 2.3(c) of the Agreement (the “Final Company Dividends”), divided by (B) 10.02 and (ii) a fraction, the numerator of which is 21,584,251, and the denominator of which is the number of shares of Company Common Stock then outstanding immediately prior to the effective time of the Merger (including, for the avoidance of doubt, vested restricted shares of Company Common Stock granted under the Company’s employee restricted stock plan, as well as any shares of Company Common Stock issued pursuant to the declaration of the Final Company Dividends).

In arriving at our opinion, we have, among other things:

(i) reviewed a draft, dated August 3, 2009, of the Agreement;

(ii) reviewed certain financial statements of the Company and Parent and certain other business, financial and operating information relating to the Company and Parent provided to us by managements of the Company and Parent;

(iii) reviewed certain publicly available business and financial information relating to the industries in which the Company and Parent operate;

(iv) met with certain members of the managements of the Company and Parent to discuss the business and prospects of the Company and Parent;

(v) reviewed certain business, financial and other information relating to the Company and Parent, including financial forecasts for the Company through December 31, 2009 provided to or discussed with us by the management of the Company;

(vi) reviewed certain financial and stock trading data and information for the Company and Parent and compared that data and information with corresponding data and information for companies with publicly traded securities that we deemed relevant;

(vii) reviewed certain financial terms of the proposed Merger and compared those terms with the financial terms of certain other business combinations and other transactions which have recently been effected or announced; and

(viii) considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that we deemed relevant.

In connection with our review, we have not independently verified any of the foregoing information and we have assumed and relied upon such information being complete and accurate in all material respects. With respect to the financial forecasts provided or discussed with us by the Company that we have used in our analyses, management of the Company has advised us, and we have assumed, that such forecasts have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company through December 31, 2009 and we express no view and assume no responsibility for the assumptions, estimates and judgments on which such forecasts were based. As you are aware, Parent has not provided us with its management’s forecasts as to the future financial performance of Parent. We also have assumed, with your consent, that, in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the Merger, no delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company, Parent, or the contemplated benefits of the Merger and that the Merger will be consummated in accordance with the terms of the Agreement without waiver, modification or amendment of any material term, condition or agreement thereof. We have also assumed, with your consent, that the Merger will be treated as a tax-free reorganization for federal income tax purposes and that the Agreement, when executed by the parties thereto, will conform to the draft reviewed by us in all respects material to our analyses. In addition, you have advised us and for purposes of our analyses and this opinion, we have assumed that (i) on April 3, 2009, a termination event occurred under the Company’s second amended and restated securitization revolving credit facility with an entity affiliated with BMO Capital Markets Corp. and Branch Banking and Trust Company (the “Facility”), (ii) as a result of the occurrence of the termination event under the Facility, the Company can no longer make additional advances under the Facility and all principal, interest and fees collected from the debt investments secured by the Facility must be used to pay down amounts outstanding under the Facility within 24 months following the date of the termination event, (iii) the lenders under the Facility, upon notice to the Company may accelerate amounts outstanding under the Facility and exercise other rights and remedies provided by the Facility, including the right to sell the collateral under the Facility, (iv) the Company has been unable to obtain alternative sources of financing to replace the Facility or otherwise provide access to ongoing liquidity and funding or eliminate the need for such liquidity and funding, and (v) given the nature of the Company’s various businesses, assets and financing arrangements and the expected actions of its counterparties, creditors and employees, if the Merger is not consummated the Company is unlikely to be able to continue to function as a going concern which could reasonably result in a voluntary or involuntary bankruptcy or liquidation of the Company in which the holders of Company Common Stock would receive little or no value. We have not evaluated the solvency or fair value of any party to the Agreement under any state or federal laws relating to bankruptcy, insolvency or similar matters and do not express any opinion as to the value of any asset of the Company, whether at current market prices or in the future. We note, however, that, under the ownership of a company with adequate liquidity and capital, such as Parent, the value of the Company and its subsidiaries could substantially improve, resulting in significant returns to Parent if the Merger is consummated. You have further advised us that, as a result of concerns regarding the viability of the Company as a going concern, the Company has not prepared, and consequently could not provide us with, forecasts as to the future financial performance of the Company beyond December 31, 2009.

Our opinion addresses only the fairness, from a financial point of view, to the holders of Company Common Stock of the Exchange Ratio set forth in the Agreement and does not address any other aspect or implication of the Merger or any agreement, arrangement or understanding entered into in connection with the Merger or otherwise or the fairness of the amount or nature of, or any other aspect relating to, any compensation to any officers, directors or employees of any party to the Merger, or class of such persons, relative to the Exchange Ratio or otherwise. In addition, we have not investigated or otherwise evaluated the potential affects of the Merger on the federal, state or other taxes or tax rates payable by the Company, Parent or the holders of Company Common Stock or Parent Common Stock and, with your consent, have assumed, that such taxes and tax rates will not be affected by or after giving effect to the Merger. The issuance of this opinion was approved by an authorized internal committee of FBR Capital Markets & Co. (“FBR”).

Our opinion is necessarily based upon information made available to us as of the date hereof and financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. We are not expressing any opinion as to what the value of shares of Parent Common Stock actually will be when issued to the holders of Company Common Stock pursuant to the Merger or the prices at which shares of Parent Common Stock will trade at any time. Our opinion does not address the relative merits of the Merger as compared to alternative transactions or strategies that might be available to the Company or any other party to the Merger, nor does it address the underlying business decision of the Board of Directors of the Company or any other party to the Merger to proceed with the Merger.

Furthermore, in connection with this opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (contingent or otherwise) of the Company, Parent, or any other party, nor were we provided with any such appraisal or evaluation. We did not estimate, and express no opinion regarding, the liquidation value of any entity.

We have acted as financial advisor to the Company in connection with the Merger and will receive a fee for our services, a portion of which is contingent upon the consummation of the Merger. We will also receive a fee for rendering this opinion, which is not contingent upon the successful completion of the Merger. In addition, the Company has agreed to indemnify us and certain related parties for certain liabilities arising out of or related to our engagement and to reimburse us for certain expenses incurred in connection with our engagement.

We and our affiliates may in the future provide financial advice and services to the Company, Parent and certain of their respective affiliates for which we and our affiliates would also expect to receive compensation. We are a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company and Parent and any other company that may be involved in the Merger, as well as provide investment banking and other financial services to such companies.

It is understood that this letter is for the information of the Board of Directors of the Company in connection with its consideration of the Merger and should not be construed as creating any fiduciary duty on the part of FBR to the Company, the Board of Directors of the Company, any security holder of the Company or any other party. This letter does not constitute advice or a recommendation to any investor or security holder of the Company or any other person as to how such investor, security holder or other person should vote or act on any matter relating to the proposed Merger or otherwise.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio set forth in the Agreement is fair, from a financial point of view, to the holders of Company Common Stock.

Very truly yours,

FBR Capital Markets & Co.

PART C

OTHER INFORMATION

Item 15.	Indemnification.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Prospect’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Prospect’s charter authorizes it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate it to indemnify any present or former director or officer or any individual who, while a director or officer and at Prospect’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Prospect’s bylaws obligate it, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at Prospect’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit Prospect to indemnify and advance expenses to any person who served a predecessor of it in any of the capacities described above and any of its employees or agents or any employees or agents of its predecessor. In accordance with the 1940 Act, Prospect will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Prospect for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an Investment Adviser of Prospect.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Prospect for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration LLC’s services under the Administration Agreement or otherwise as administrator for Prospect.

The Administrator is authorized to enter into one or more sub-administration agreements with other service providers (each a “Sub-Administrator”) pursuant to which the Administrator may obtain the services of the service providers in fulfilling its responsibilities hereunder. Any such sub-administration agreements shall be in accordance with the requirements of the 1940 Act and other applicable U.S. Federal and state law and shall contain a provision requiring the Sub-Administrator to comply with the same restrictions applicable to the Administrator.

Item 16.	Exhibits.

(1)(a) Articles of Incorporation. (Incorporated by reference to the Registrant’s Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114552), filed on April 16, 2004.)

(1)(b) Articles of Amendment and Restatement. (Incorporated by reference to the Registrant’s Pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114552), filed on July 6, 2004.)

(1)(c) Articles of Amendment. (Incorporated by reference to the Registrant’s Pre-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-143819), filed on September 5, 2007.)

(2)(a) Bylaws. (Incorporated by reference to the Registrant’s Pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114552), filed on July 6, 2004.)

(2)(b) Amended and Restated Bylaws. (Incorporated by reference to the Registrant’s Pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114552), filed on July 6, 2004.)

(3) Not applicable.

(4) Agreement and Plan of Merger by and between Patriot Capital Funding, Inc. and Prospect Capital Corporation, dated as of August 3, 2009. Filed herewith as Appendix A to the Registration Statement on Form N-14.

(5) Form of Share Certificate. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-114522), filed on July 6, 2004.)

(6) Investment Advisory Agreement between Registrant and Prospect Capital Management LLC. (Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File No. 333-114522), filed on July 6, 2004.)

(7)(a) Underwriting Agreement. (Incorporated by reference to the Registrant’s Post-effective Amendment No. 15 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-143819), filed on July 2, 2009.)

(7)(b) Underwriting Agreement. (Incorporated by reference to the Registrant’s Post-effective Amendment No. 13 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-143819), filed on May 20, 2009.)

7(c) Underwriting Agreement. (Incorporated by reference to the Registrant’s Post-effective Amendment No. 12 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-143819), filed on April 23, 2009.)

(8) Not applicable.

(9) Custodian Agreement. (Incorporated by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2 (File No. 333-114522), filed on July 23, 2004.)

(10) Not applicable

*(11) Opinion and Consent of Venable LLP, as special Maryland counsel for Registrant.

*(12) Opinion of Sutherland Asbill & Brennan LLP as to tax matters.

(14)(a) Consent of BDO Seidman LLP, independent registered public accounting firm.

(14)(b) Consent of Grant Thornton LLP, independent registered public accounting firm.

(14)(c) Report of Grant Thornton LLP regarding “Senior Securities of Patriot” table included herein.

(15) Not applicable.

(16) Not applicable.

(17) Form of Proxy Card of Patriot Capital Funding, Inc.

* To be filed by amendment

Item 17.	Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York, and State of New York, on the 4th day of September, 2009.

PROSPECT CAPITAL CORPORATION

By:	/s/ John F. Barry III
Name:  John F. Barry III

Title:	Chief Executive Officer and Chairman of the Board of Directors

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ John F. Barry III John F. Barry III	Chief Executive Officer and Chairman of the Board of Directors	September 4, 2009

/s/ M. Grier Eliasek M. Grier Eliasek	Chief Operating Officer and Director	September 4, 2009

/s/ Brian H. Oswald Brian H. Oswald	Chief Financial Officer, Treasurer and Secretary (principal financial and accounting officer)	September 4, 2009

/s/ Graham D.S. Anderson Graham D.S. Anderson	Director	September 4, 2009

/s/ Andrew C. Cooper Andrew C. Cooper	Director	September 4, 2009

/s/ Eugene S. Stark Eugene S. Stark	Director	September 4, 2009

C-4